UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Institutional Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn® Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust CommodityRealReturn® Strategy Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust Global Multi-Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Global Multi-Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Advisor Class

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk and arbitrage risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

PIMCO Funds Allocation‡

PIMCO Fundamental Advantage Total Return Strategy Fund	16.2%
PIMCO Unconstrained Bond Fund	11.2%
PIMCO Income Fund	9.3%
PIMCO Real Return Asset Fund	7.7%
PIMCO Floating Income Fund	6.2%
PIMCO Investment Grade Corporate Bond Fund	5.3%
Other	44.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	Class Inception (04/30/03)
PIMCO All Asset Portfolio Administrative Class	13.09%	5.58%	7.34%
Barclays Capital U.S. TIPS: 1-10 Year Index±	5.22%	5.41%	5.21%
Consumer Price Index + 500 Basis Points±±	6.68%	7.40%	7.54%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.265% for Administrative Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,077.52	$1,022.68
Expenses Paid During Period†	$2.62	$2.55

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.495%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.08%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds® as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Significant allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing focus on low beta, alpha oriented strategies, expressed primarily through the holdings of the PIMCO Unconstrained Bond Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund benefited performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the reporting period.

»

Exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO CommoditiesPLUS™ Strategy Fund, added to performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

Modest exposure to emerging market equities, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing allocation to short-term strategies, primarily through the PIMCO Floating Income Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$10.45	$9.20	$11.72	$11.67	$11.81
Net investment income (a)	0.96	0.86	0.54	0.86	0.63
Net realized/unrealized gain (loss) on investments	0.37	1.10	(2.36)	0.09	(0.10)
Total income (loss) from investment operations	1.33	1.96	(1.82)	0.95	0.53
Dividends from net investment income	(0.80)	(0.71)	(0.60)	(0.90)	(0.64)
Distributions from net realized capital gains	0.00	0.00	(0.03)	0.00	(0.03)
Tax basis return of capital	0.00	0.00	(0.07)	0.00	0.00
Total distributions	(0.80)	(0.71)	(0.70)	(0.90)	(0.67)
Net asset value end of year	$10.98	$10.45	$9.20	$11.72	$11.67
Total return	13.09%	21.57%	(15.84)%	8.33%	4.66%
Net assets end of year (000s)	$409,616	$246,585	$168,540	$255,691	$251,076
Ratio of expenses to average net assets	0.545%	0.585%	0.555%	0.555%	0.585	%(b)
Ratio of expenses to average net assets excluding waivers	0.575%	0.585%	0.575%	0.575%	0.585	%(b)
Ratio of expenses to average net assets excluding interest expense	0.545%	0.585%	0.555%	0.555%	0.585	%(b)
Ratio of expenses to average net assets excluding interest expense and waivers	0.575%	0.585%	0.575%	0.575%	0.585	%(b)
Ratio of net investment income to average net assets	8.79%	8.63%	4.92%	7.06%	5.39%
Portfolio turnover rate	99%*	126%	91%	101%	66%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments in Affiliates, at value	$815,697
Repurchase agreements, at value	104
Receivable for investments in Affiliates sold	3,858
Receivable for Portfolio shares sold	1,328
Dividends receivable from Affiliates	22,495
843,482

Liabilities:
Payable for investments in Affiliates purchased	$26,468
Payable for Portfolio shares redeemed	296
Accrued related party fees	418
27,182

Net Assets	$816,300

Net Assets Consist of:
Paid in capital	$935,114
Undistributed net investment income	17,983
Accumulated undistributed net realized (loss)	(192,722)
Net unrealized appreciation	55,925
$816,300

Net Assets:
Institutional Class	$3,390
Administrative Class	409,616
Advisor Class	330,377
Class M	72,917

Shares Issued and Outstanding:
Institutional Class	306
Administrative Class	37,300
Advisor Class	29,736
Class M	6,592

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.06
Administrative Class	10.98
Advisor Class	11.11
Class M	11.06

Cost of Investments in Affiliates Owned	$759,772
Cost of Repurchase Agreements Owned	$104

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Dividends from Affiliate investments	$80,314
Total Income	80,314

Expenses:
Investment advisory fees	2,090
Supervisory and administrative fees	2,986
Servicing fees – Administrative Class	473
Distribution and/or servicing fees – Advisor Class	2,031
Distribution and/or servicing fees – Class M	286
Total Expenses	7,866
Waiver and/or Reimbursement by PIMCO	(197)
Net Expenses	7,669

Net Investment Income	72,645

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	92,000
Net capital gain distributions received from Underlying Funds	3,633
Net change in unrealized (depreciation) on Affiliate investments	(32,741)
Net Gain	62,892

Net Increase in Net Assets Resulting from Operations	$135,537

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$72,645	$130,543
Net realized gain (loss) on Affiliate investments	92,000	(177,764)
Net capital gain distributions received from Underlying Funds	3,633	9,415
Net change in unrealized appreciation (depreciation) on Affiliate investments	(32,741)	361,937
Net increase resulting from operations	135,537	324,131

Distributions to Shareholders:
From net investment income
Institutional Class	(218)	(108)
Administrative Class	(24,792)	(15,219)
Advisor Class	(40,523)	(96,716)
Class M	(4,468)	(3,162)

Total Distributions	(70,001)	(115,205)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,095,321)	65,210

Total Increase (Decrease) in Net Assets	(1,029,785)	274,136

Net Assets:
Beginning of year	1,846,085	1,571,949
End of year*	$816,300	$1,846,085

*Including undistributed net investment income of:	$17,983	$15,339

**	See note 10 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO All Asset Portfolio

December 31, 2010

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 99.9% (a)(b)

PIMCO CommoditiesPLUSTM Strategy Fund	2,178,106	$27,967

PIMCO CommodityRealReturn Strategy Fund®	3,587,735	33,330

PIMCO Convertible Fund	2,357,909	32,657

PIMCO Developing Local Markets Fund	2,271,750	24,080

PIMCO Diversified Income Fund	2,421,397	27,701

PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	3,384,681	36,690

PIMCO Emerging Local Bond Fund	1,182,974	12,599

PIMCO Emerging Markets Bond Fund	408,254	4,532

PIMCO EqS Pathfinder FundTM	2,129,505	21,636

PIMCO Floating Income Fund	5,591,659	50,772

PIMCO Foreign Bond Fund (Unhedged)	569,654	6,010

PIMCO Fundamental Advantage Total Return Strategy Fund	30,090,827	131,798

PIMCO Fundamental IndexPLUSTM Fund	75,746	515

PIMCO Fundamental IndexPLUSTM TR Fund	620,845	3,489

PIMCO Global Advantage Strategy Bond Fund	1,976,798	22,002

PIMCO High Yield Fund	3,377,354	31,409

PIMCO Income Fund	6,854,224	75,671

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	221,498	1,624

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	256,858	1,641

PIMCO Investment Grade Corporate Bond Fund	4,160,682	43,604

PIMCO Long Duration Total Return Fund	3,645	39

PIMCO Long-Term Credit Fund	3,044,368	34,949

PIMCO Long-Term U.S. Government Fund	43,965	463

PIMCO Low Duration Fund	556,314	5,780

PIMCO Real Return Asset Fund	5,616,955	62,798

PIMCO Real Return Fund	1,231,587	13,991

PIMCO RealEstateRealReturn Strategy Fund	3,080,284	13,615

PIMCO Short-Term Fund	62,958	621

PIMCO Small Cap StocksPLUS® TR Fund	100,472	747

PIMCO StocksPLUS® Total Return Fund	11,191	86

PIMCO Total Return Fund	128,634	1,396

PIMCO Unconstrained Bond Fund	8,240,882	91,474

Total Mutual Funds (Cost $759,761)		815,686

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$104	104

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $107. Repurchase proceeds are $104.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.0%
	1,117	11

Total Short-Term Instruments (Cost $115)		115

Total Investments 99.9% (Cost $759,876)		$815,801

Other Assets and Liabilities (Net) 0.1%		499

Net Assets 100.0%		$816,300

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO All Asset Portfolio  (Cont.)

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities(2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Mutual Funds	$815,686	$0	$0	$815,686
Short-Term Instruments
Repurchase Agreements	0	104	0	104
PIMCO Short-Term Floating NAV Portfolio	11	0	0	11
	$815,697	$104	$0	$815,801

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS™, PIMCO Fundamental IndexPLUS™ TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Distributions of income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Distributions of long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

Annual Report	December 31, 2010	11

Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related

12	PIMCO Variable Insurance Trust

December 31, 2010

investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2011, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2010, the amount was $197,056. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2010 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO CommoditiesPLUSTM Strategy Fund	$0	$31,297	$(7,571)	$194	$4,047	$27,967	$109
PIMCO CommodityRealReturn Strategy Fund®	85,135	19,494	(70,645)	11,403	(12,057)	33,330	3,214
PIMCO Convertible Fund	32,494	9,018	(11,383)	3,063	(535)	32,657	2,194
PIMCO Developing Local Markets Fund	55,688	9,384	(42,241)	(79)	1,328	24,080	810
PIMCO Diversified Income Fund	41,802	5,551	(21,855)	(357)	2,560	27,701	1,949
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	43,246	19,075	(25,000)	(1,746)	1,115	36,690	6,822
PIMCO Emerging Local Bond Fund	40,165	9,384	(38,934)	3,271	(1,287)	12,599	1,764
PIMCO Emerging Markets Bond Fund	27,638	2,265	(26,245)	3,081	(2,207)	4,532	718
PIMCO EqS Pathfinder FundTM	0	20,239	0	0	1,397	21,636	225
PIMCO Floating Income Fund	17,480	41,461	(9,212)	1,218	(175)	50,772	1,071
PIMCO Foreign Bond Fund (Unhedged)	55	6,955	(483)	(38)	(479)	6,010	270
PIMCO Fundamental Advantage Total Return Strategy Fund	171,938	204,138	(246,549)	(17,228)	19,499	131,798	18,760
PIMCO Fundamental IndexPLUSTM Fund	3,508	262	(3,276)	(1,067)	1,088	515	262
PIMCO Fundamental IndexPLUSTM TR Fund	13,287	1,781	(11,594)	1,009	(994)	3,489	1,781
PIMCO Global Advantage Strategy Bond Fund	41,660	19,210	(37,764)	(889)	(215)	22,002	1,525
PIMCO High Yield Fund	12,815	17,779	0	0	815	31,409	1,298
PIMCO Income Fund	33,129	39,712	(943)	0	3,773	75,671	3,523
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	3,799	2,248	(4,571)	(824)	989	1,641	246
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16,251	4,023	(17,885)	(4,448)	3,683	1,624	891
PIMCO Investment Grade Corporate Bond Fund	220,470	19,012	(197,910)	25,380	(23,348)	43,604	8,095
PIMCO Long Duration Total Return Fund	61,561	24,203	(88,806)	5,723	(2,642)	39	1,488

14	PIMCO Variable Insurance Trust

December 31, 2010

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO Long-Term Credit Fund	$112,500	$35,563	$(116,041)	$4,558	$(1,631)	$34,949	$6,533
PIMCO Long-Term U.S. Government Fund	65,600	35,155	(106,133)	2,678	3,163	463	1,255
PIMCO Low Duration Fund	49,283	65,950	(110,074)	1,918	(1,297)	5,780	847
PIMCO Real Return Asset Fund	449,485	71,581	(477,660)	40,556	(21,164)	62,798	7,037
PIMCO Real Return Fund	109,126	10,152	(109,029)	7,004	(3,262)	13,991	1,164
PIMCO RealEstateRealReturn Strategy Fund	6,062	14,504	(6,490)	1,008	(1,469)	13,615	2,946
PIMCO Short Term Floating NAV Portfolio	0	32,601	(32,590)	0	0	11	1
PIMCO Short-Term Fund	71,994	220,999	(292,577)	1,204	(999)	621	297
PIMCO Small Cap StocksPLUS® TR Fund	11,901	303	(12,186)	1,696	(967)	747	303
PIMCO StocksPLUS® Total Return Fund	4,896	29	(4,957)	(1,427)	1,545	86	29
PIMCO Total Return Fund	45,293	106,695	(153,403)	5,458	(2,647)	1,396	1,459
PIMCO Unconstrained Bond Fund	0	134,659	(42,498)	(319)	(368)	91,474	1,428
Totals	$1,848,261	$1,234,682	$(2,326,505)	$92,000	$(32,741)	$815,697	$80,314

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,202,082	$2,293,915

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	316	$3,487	175	$1,793
Administrative Class	15,717	171,932	8,861	86,251
Advisor Class	12,104	131,213	37,013	365,953
Class M	2,150	23,522	2,324	23,125
Issued as reinvestment of distributions
Institutional Class	20	218	10	108
Administrative Class	2,290	24,792	1,481	15,219
Advisor Class	3,759	40,523	9,407	96,716
Class M	411	4,468	305	3,162
Cost of shares redeemed
Institutional Class	(230)	(2,542)	(56)	(558)
Administrative Class	(4,302)	(47,242)	(5,068)	(48,004)
Advisor Class	(132,964)	(1,431,965)	(47,132)	(461,910)
Class M	(1,260)	(13,727)	(1,774)	(16,645)
Net increase (decrease) resulting from Portfolio share transactions	(101,989)	$(1,095,321)	5,546	$65,210

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	100
Administrative Class	2	86	*
Advisor Class	3	95
Class M	3	92

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 17,983	$—	$31,024	$—	$(167,821)	$—

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 167,821	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$784,777	$37,665		$(6,641)	$31,024

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

16	PIMCO Variable Insurance Trust

December 31, 2010

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$70,001	$—	$—
12/31/2009	$115,205	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

18	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.84%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	19

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

20	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	21

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

24	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA01_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk and arbitrage risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

PIMCO Funds Allocation‡

PIMCO Fundamental Advantage Total Return Strategy Fund	16.2%
PIMCO Unconstrained Bond Fund	11.2%
PIMCO Income Fund	9.3%
PIMCO Real Return Asset Fund	7.7%
PIMCO Floating Income Fund	6.2%
PIMCO Investment Grade Corporate Bond Fund	5.3%
Other	44.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (01/31/06)
PIMCO All Asset Portfolio Institutional Class	13.31%	5.61%
Barclays Capital U.S. TIPS: 1-10 Year Index±	5.22%	5.49%
Consumer Price Index + 500 Basis Points±±	6.68%	7.27%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.115% for Institutional Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,078.86	$1,023.44
Expenses Paid During Period†	$1.83	$1.79

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.345%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory, supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.08%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds® as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Significant allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing focus on low beta, alpha oriented strategies, expressed primarily through the holdings of the PIMCO Unconstrained Bond Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund benefited performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the reporting period.

»

Exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO CommoditiesPLUS™ Strategy Fund, added to performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

Modest exposure to emerging market equities, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing allocation to short-term strategies, primarily through the PIMCO Floating Income Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$10.50	$9.23	$11.74	$11.68	$11.93
Net investment income (a)	0.97	1.15	0.76	0.98	1.17
Net realized/unrealized gain (loss) on investments	0.39	0.83	(2.56)	(0.02)	(0.74)
Total income (loss) from investment operations	1.36	1.98	(1.80)	0.96	0.43
Dividends from net investment income	(0.80)	(0.71)	(0.61)	(0.90)	(0.65)
Distributions from net realized capital gains	0.00	0.00	(0.03)	0.00	(0.03)
Tax basis return of capital	0.00	0.00	(0.07)	0.00	0.00
Total distributions	(0.80)	(0.71)	(0.71)	(0.90)	(0.68)
Net asset value end of year or period	$11.06	$10.50	$9.23	$11.74	$11.68
Total return	13.31%	21.73%	(15.70)%	8.43%	3.73%
Net assets end of year or period (000s)	$3,390	$2,097	$653	$373	$74
Ratio of expenses to average net assets	0.395%	0.435%	0.405%	0.405%	0.425	%*(b)
Ratio of expenses to average net assets excluding waivers	0.425%	0.435%	0.425%	0.425%	0.425	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.395%	0.435%	0.405%	0.405%	0.425	%*(b)
Ratio of expenses to average net assets excluding interest expense and waivers	0.425%	0.435%	0.425%	0.425%	0.425	%*(b)
Ratio of net investment income to average net assets	8.83%	11.31%	7.08%	8.05%	10.65	%*
Portfolio turnover rate	99%**	126%	91%	101%	66%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments in Affiliates, at value	$815,697
Repurchase agreements, at value	104
Receivable for investments in Affiliates sold	3,858
Receivable for Portfolio shares sold	1,328
Dividends receivable from Affiliates	22,495
843,482

Liabilities:
Payable for investments in Affiliates purchased	$26,468
Payable for Portfolio shares redeemed	296
Accrued related party fees	418
27,182

Net Assets	$816,300

Net Assets Consist of:
Paid in capital	$935,114
Undistributed net investment income	17,983
Accumulated undistributed net realized (loss)	(192,722)
Net unrealized appreciation	55,925
$816,300

Net Assets:
Institutional Class	$3,390
Administrative Class	409,616
Advisor Class	330,377
Class M	72,917

Shares Issued and Outstanding:
Institutional Class	306
Administrative Class	37,300
Advisor Class	29,736
Class M	6,592

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.06
Administrative Class	10.98
Advisor Class	11.11
Class M	11.06

Cost of Investments in Affiliates Owned	$759,772
Cost of Repurchase Agreements Owned	$104

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Dividends from Affiliate investments	$80,314
Total Income	80,314

Expenses:
Investment advisory fees	2,090
Supervisory and administrative fees	2,986
Servicing fees – Administrative Class	473
Distribution and/or servicing fees – Advisor Class	2,031
Distribution and/or servicing fees – Class M	286
Total Expenses	7,866
Waiver and/or Reimbursement by PIMCO	(197)
Net Expenses	7,669

Net Investment Income	72,645

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	92,000
Net capital gain distributions received from Underlying Funds	3,633
Net change in unrealized (depreciation) on Affiliate investments	(32,741)
Net Gain	62,892

Net Increase in Net Assets Resulting from Operations	$135,537

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$72,645	$130,543
Net realized gain (loss) on Affiliate investments	92,000	(177,764)
Net capital gain distributions received from Underlying Funds	3,633	9,415
Net change in unrealized appreciation (depreciation) on Affiliate investments	(32,741)	361,937
Net increase resulting from operations	135,537	324,131

Distributions to Shareholders:
From net investment income
Institutional Class	(218)	(108)
Administrative Class	(24,792)	(15,219)
Advisor Class	(40,523)	(96,716)
Class M	(4,468)	(3,162)

Total Distributions	(70,001)	(115,205)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,095,321)	65,210

Total Increase (Decrease) in Net Assets	(1,029,785)	274,136

Net Assets:
Beginning of year	1,846,085	1,571,949
End of year*	$816,300	$1,846,085

*Including undistributed net investment income of:	$17,983	$15,339

**	See note 10 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO All Asset Portfolio

December 31, 2010

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 99.9% (a)(b)

PIMCO CommoditiesPLUSTM Strategy Fund	2,178,106	$27,967

PIMCO CommodityRealReturn Strategy Fund®	3,587,735	33,330

PIMCO Convertible Fund	2,357,909	32,657

PIMCO Developing Local Markets Fund	2,271,750	24,080

PIMCO Diversified Income Fund	2,421,397	27,701

PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	3,384,681	36,690

PIMCO Emerging Local Bond Fund	1,182,974	12,599

PIMCO Emerging Markets Bond Fund	408,254	4,532

PIMCO EqS Pathfinder FundTM	2,129,505	21,636

PIMCO Floating Income Fund	5,591,659	50,772

PIMCO Foreign Bond Fund (Unhedged)	569,654	6,010

PIMCO Fundamental Advantage Total Return Strategy Fund	30,090,827	131,798

PIMCO Fundamental IndexPLUSTM Fund	75,746	515

PIMCO Fundamental IndexPLUSTM TR Fund	620,845	3,489

PIMCO Global Advantage Strategy Bond Fund	1,976,798	22,002

PIMCO High Yield Fund	3,377,354	31,409

PIMCO Income Fund	6,854,224	75,671

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	221,498	1,624

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	256,858	1,641

PIMCO Investment Grade Corporate Bond Fund	4,160,682	43,604

PIMCO Long Duration Total Return Fund	3,645	39

PIMCO Long-Term Credit Fund	3,044,368	34,949

PIMCO Long-Term U.S. Government Fund	43,965	463

PIMCO Low Duration Fund	556,314	5,780

PIMCO Real Return Asset Fund	5,616,955	62,798

PIMCO Real Return Fund	1,231,587	13,991

PIMCO RealEstateRealReturn Strategy Fund	3,080,284	13,615

PIMCO Short-Term Fund	62,958	621

PIMCO Small Cap StocksPLUS® TR Fund	100,472	747

PIMCO StocksPLUS® Total Return Fund	11,191	86

PIMCO Total Return Fund	128,634	1,396

PIMCO Unconstrained Bond Fund	8,240,882	91,474

Total Mutual Funds (Cost $759,761)		815,686

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$104	104

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $107. Repurchase proceeds are $104.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.0%
	1,117	11

Total Short-Term Instruments (Cost $115)		115

Total Investments 99.9% (Cost $759,876)		$815,801

Other Assets and Liabilities (Net) 0.1%		499

Net Assets 100.0%		$816,300

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO All Asset Portfolio  (Cont.)

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities(2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Mutual Funds	$815,686	$0	$0	$815,686
Short-Term Instruments
Repurchase Agreements	0	104	0	104
PIMCO Short-Term Floating NAV Portfolio	11	0	0	11
	$815,697	$104	$0	$815,801

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS™, PIMCO Fundamental IndexPLUS™ TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Distributions of income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Distributions of long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

Annual Report	December 31, 2010	11

Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related

12	PIMCO Variable Insurance Trust

December 31, 2010

investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.
International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2011, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2010, the amount was $197,056. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2010 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO CommoditiesPLUSTM Strategy Fund	$0	$31,297	$(7,571)	$194	$4,047	$27,967	$109
PIMCO CommodityRealReturn Strategy Fund®	85,135	19,494	(70,645)	11,403	(12,057)	33,330	3,214
PIMCO Convertible Fund	32,494	9,018	(11,383)	3,063	(535)	32,657	2,194
PIMCO Developing Local Markets Fund	55,688	9,384	(42,241)	(79)	1,328	24,080	810
PIMCO Diversified Income Fund	41,802	5,551	(21,855)	(357)	2,560	27,701	1,949
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	43,246	19,075	(25,000)	(1,746)	1,115	36,690	6,822
PIMCO Emerging Local Bond Fund	40,165	9,384	(38,934)	3,271	(1,287)	12,599	1,764
PIMCO Emerging Markets Bond Fund	27,638	2,265	(26,245)	3,081	(2,207)	4,532	718
PIMCO EqS Pathfinder FundTM	0	20,239	0	0	1,397	21,636	225
PIMCO Floating Income Fund	17,480	41,461	(9,212)	1,218	(175)	50,772	1,071
PIMCO Foreign Bond Fund (Unhedged)	55	6,955	(483)	(38)	(479)	6,010	270
PIMCO Fundamental Advantage Total Return Strategy Fund	171,938	204,138	(246,549)	(17,228)	19,499	131,798	18,760
PIMCO Fundamental IndexPLUSTM Fund	3,508	262	(3,276)	(1,067)	1,088	515	262
PIMCO Fundamental IndexPLUSTM TR Fund	13,287	1,781	(11,594)	1,009	(994)	3,489	1,781
PIMCO Global Advantage Strategy Bond Fund	41,660	19,210	(37,764)	(889)	(215)	22,002	1,525
PIMCO High Yield Fund	12,815	17,779	0	0	815	31,409	1,298
PIMCO Income Fund	33,129	39,712	(943)	0	3,773	75,671	3,523
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	3,799	2,248	(4,571)	(824)	989	1,641	246
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16,251	4,023	(17,885)	(4,448)	3,683	1,624	891
PIMCO Investment Grade Corporate Bond Fund	220,470	19,012	(197,910)	25,380	(23,348)	43,604	8,095
PIMCO Long Duration Total Return Fund	61,561	24,203	(88,806)	5,723	(2,642)	39	1,488

14	PIMCO Variable Insurance Trust

December 31, 2010

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO Long-Term Credit Fund	$112,500	$35,563	$(116,041)	$4,558	$(1,631)	$34,949	$6,533
PIMCO Long-Term U.S. Government Fund	65,600	35,155	(106,133)	2,678	3,163	463	1,255
PIMCO Low Duration Fund	49,283	65,950	(110,074)	1,918	(1,297)	5,780	847
PIMCO Real Return Asset Fund	449,485	71,581	(477,660)	40,556	(21,164)	62,798	7,037
PIMCO Real Return Fund	109,126	10,152	(109,029)	7,004	(3,262)	13,991	1,164
PIMCO RealEstateRealReturn Strategy Fund	6,062	14,504	(6,490)	1,008	(1,469)	13,615	2,946
PIMCO Short Term Floating NAV Portfolio	0	32,601	(32,590)	0	0	11	1
PIMCO Short-Term Fund	71,994	220,999	(292,577)	1,204	(999)	621	297
PIMCO Small Cap StocksPLUS® TR Fund	11,901	303	(12,186)	1,696	(967)	747	303
PIMCO StocksPLUS® Total Return Fund	4,896	29	(4,957)	(1,427)	1,545	86	29
PIMCO Total Return Fund	45,293	106,695	(153,403)	5,458	(2,647)	1,396	1,459
PIMCO Unconstrained Bond Fund	0	134,659	(42,498)	(319)	(368)	91,474	1,428
Totals	$1,848,261	$1,234,682	$(2,326,505)	$92,000	$(32,741)	$815,697	$80,314

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,202,082	$2,293,915

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	316	$3,487	175	$1,793
Administrative Class	15,717	171,932	8,861	86,251
Advisor Class	12,104	131,213	37,013	365,953
Class M	2,150	23,522	2,324	23,125
Issued as reinvestment of distributions
Institutional Class	20	218	10	108
Administrative Class	2,290	24,792	1,481	15,219
Advisor Class	3,759	40,523	9,407	96,716
Class M	411	4,468	305	3,162
Cost of shares redeemed
Institutional Class	(230)	(2,542)	(56)	(558)
Administrative Class	(4,302)	(47,242)	(5,068)	(48,004)
Advisor Class	(132,964)	(1,431,965)	(47,132)	(461,910)
Class M	(1,260)	(13,727)	(1,774)	(16,645)
Net increase (decrease) resulting from Portfolio share transactions	(101,989)	$(1,095,321)	5,546	$65,210

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	100
Administrative Class	2	86	*
Advisor Class	3	95
Class M	3	92

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 17,983	$—	$31,024	$—	$(167,821)	$—

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 167,821	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$784,777	$37,665		$(6,641)	$31,024

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

16	PIMCO Variable Insurance Trust

December 31, 2010

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$70,001	$—	$—
12/31/2009	$115,205	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

18	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.84%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	19

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

20	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	21

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

24	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA05_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk and arbitrage risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

PIMCO Funds Allocation‡

PIMCO Fundamental Advantage Total Return Strategy Fund	16.2%
PIMCO Unconstrained Bond Fund	11.2%
PIMCO Income Fund	9.3%
PIMCO Real Return Asset Fund	7.7%
PIMCO Floating Income Fund	6.2%
PIMCO Investment Grade Corporate Bond Fund	5.3%
Other	44.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	Class Inception (04/30/04)
PIMCO All Asset Portfolio Advisor Class	13.00%	5.47%	6.96%
Barclays Capital U.S. TIPS: 1-10 Year Index±	5.22%	5.41%	5.26%
Consumer Price Index + 500 Basis Points±±	6.68%	7.40%	7.55%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.365% for Advisor Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI"). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,077.15	$1,022.18
Expenses Paid During Period†	$3.14	$3.06

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.595%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.08%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds® as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Significant allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing focus on low beta, alpha oriented strategies, expressed primarily through the holdings of the PIMCO Unconstrained Bond Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund benefited performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the reporting period.

»

Exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO CommoditiesPLUS™ Strategy Fund, added to performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

Modest exposure to emerging market equities, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing allocation to short-term strategies, primarily through the PIMCO Floating Income Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Advisor Class
Net asset value beginning of year	$10.50	$9.23	$11.74	$11.68	$11.82
Net investment income (a)	0.52	0.77	0.64	0.96	1.05
Net realized/unrealized gain (loss) on investments	0.81	1.18	(2.47)	(0.02)	(0.53)
Total income (loss) from investment operations	1.33	1.95	(1.83)	0.94	0.52
Dividends from net investment income	(0.72)	(0.68)	(0.58)	(0.88)	(0.63)
Distributions from net realized capital gains	0.00	0.00	(0.03)	0.00	(0.03)
Tax basis return of capital	0.00	0.00	(0.07)	0.00	0.00
Total distributions	(0.72)	(0.68)	(0.68)	(0.88)	(0.66)
Net asset value end of year	$11.11	$10.50	$9.23	$11.74	$11.68
Total return	13.00%	21.43%	(15.91)%	8.19%	4.56%
Net assets end of year (000s)	$330,377	$1,541,808	$1,361,792	$1,124,287	$501,498
Ratio of expenses to average net assets	0.645%	0.685%	0.655%	0.655%	0.685	%(b)
Ratio of expenses to average net assets excluding waivers	0.675%	0.685%	0.675%	0.675%	0.685	%(b)
Ratio of expenses to average net assets excluding interest expense	0.645%	0.685%	0.655%	0.655%	0.685	%(b)
Ratio of expenses to average net assets excluding interest expense and waivers	0.675%	0.685%	0.675%	0.675%	0.685	%(b)
Ratio of net investment income to average net assets	4.82%	7.83%	5.87%	7.90%	8.84%
Portfolio turnover rate	99%*	126%	91%	101%	66%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments in Affiliates, at value	$815,697
Repurchase agreements, at value	104
Receivable for investments in Affiliates sold	3,858
Receivable for Portfolio shares sold	1,328
Dividends receivable from Affiliates	22,495
843,482

Liabilities:
Payable for investments in Affiliates purchased	$26,468
Payable for Portfolio shares redeemed	296
Accrued related party fees	418
27,182

Net Assets	$816,300

Net Assets Consist of:
Paid in capital	$935,114
Undistributed net investment income	17,983
Accumulated undistributed net realized (loss)	(192,722)
Net unrealized appreciation	55,925
$816,300

Net Assets:
Institutional Class	$3,390
Administrative Class	409,616
Advisor Class	330,377
Class M	72,917

Shares Issued and Outstanding:
Institutional Class	306
Administrative Class	37,300
Advisor Class	29,736
Class M	6,592

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.06
Administrative Class	10.98
Advisor Class	11.11
Class M	11.06

Cost of Investments in Affiliates Owned	$759,772
Cost of Repurchase Agreements Owned	$104

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Dividends from Affiliate investments	$80,314
Total Income	80,314

Expenses:
Investment advisory fees	2,090
Supervisory and administrative fees	2,986
Servicing fees – Administrative Class	473
Distribution and/or servicing fees – Advisor Class	2,031
Distribution and/or servicing fees – Class M	286
Total Expenses	7,866
Waiver and/or Reimbursement by PIMCO	(197)
Net Expenses	7,669

Net Investment Income	72,645

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	92,000
Net capital gain distributions received from Underlying Funds	3,633
Net change in unrealized (depreciation) on Affiliate investments	(32,741)
Net Gain	62,892

Net Increase in Net Assets Resulting from Operations	$135,537

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$72,645	$130,543
Net realized gain (loss) on Affiliate investments	92,000	(177,764)
Net capital gain distributions received from Underlying Funds	3,633	9,415
Net change in unrealized appreciation (depreciation) on Affiliate investments	(32,741)	361,937
Net increase resulting from operations	135,537	324,131

Distributions to Shareholders:
From net investment income
Institutional Class	(218)	(108)
Administrative Class	(24,792)	(15,219)
Advisor Class	(40,523)	(96,716)
Class M	(4,468)	(3,162)

Total Distributions	(70,001)	(115,205)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,095,321)	65,210

Total Increase (Decrease) in Net Assets	(1,029,785)	274,136

Net Assets:
Beginning of year	1,846,085	1,571,949
End of year*	$816,300	$1,846,085

*Including undistributed net investment income of:	$17,983	$15,339

**	See note 10 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO All Asset Portfolio

December 31, 2010

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 99.9% (a)(b)

PIMCO CommoditiesPLUSTM Strategy Fund	2,178,106	$27,967

PIMCO CommodityRealReturn Strategy Fund®	3,587,735	33,330

PIMCO Convertible Fund	2,357,909	32,657

PIMCO Developing Local Markets Fund	2,271,750	24,080

PIMCO Diversified Income Fund	2,421,397	27,701

PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	3,384,681	36,690

PIMCO Emerging Local Bond Fund	1,182,974	12,599

PIMCO Emerging Markets Bond Fund	408,254	4,532

PIMCO EqS Pathfinder FundTM	2,129,505	21,636

PIMCO Floating Income Fund	5,591,659	50,772

PIMCO Foreign Bond Fund (Unhedged)	569,654	6,010

PIMCO Fundamental Advantage Total Return Strategy Fund	30,090,827	131,798

PIMCO Fundamental IndexPLUSTM Fund	75,746	515

PIMCO Fundamental IndexPLUSTM TR Fund	620,845	3,489

PIMCO Global Advantage Strategy Bond Fund	1,976,798	22,002

PIMCO High Yield Fund	3,377,354	31,409

PIMCO Income Fund	6,854,224	75,671

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	221,498	1,624

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	256,858	1,641

PIMCO Investment Grade Corporate Bond Fund	4,160,682	43,604

PIMCO Long Duration Total Return Fund	3,645	39

PIMCO Long-Term Credit Fund	3,044,368	34,949

PIMCO Long-Term U.S. Government Fund	43,965	463

PIMCO Low Duration Fund	556,314	5,780

PIMCO Real Return Asset Fund	5,616,955	62,798

PIMCO Real Return Fund	1,231,587	13,991

PIMCO RealEstateRealReturn Strategy Fund	3,080,284	13,615

PIMCO Short-Term Fund	62,958	621

PIMCO Small Cap StocksPLUS® TR Fund	100,472	747

PIMCO StocksPLUS® Total Return Fund	11,191	86

PIMCO Total Return Fund	128,634	1,396

PIMCO Unconstrained Bond Fund	8,240,882	91,474

Total Mutual Funds (Cost $759,761)		815,686

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$104	104

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $107. Repurchase proceeds are $104.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.0%
	1,117	11

Total Short-Term Instruments (Cost $115)		115

Total Investments 99.9% (Cost $759,876)		$815,801

Other Assets and Liabilities (Net) 0.1%		499

Net Assets 100.0%		$816,300

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO All Asset Portfolio  (Cont.)

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities(2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Mutual Funds	$815,686	$0	$0	$815,686
Short-Term Instruments
Repurchase Agreements	0	104	0	104
PIMCO Short-Term Floating NAV Portfolio	11	0	0	11
	$815,697	$104	$0	$815,801

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS™, PIMCO Fundamental IndexPLUS™ TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Distributions of income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Distributions of long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

Annual Report	December 31, 2010	11

Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related

12	PIMCO Variable Insurance Trust

December 31, 2010

investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2011, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2010, the amount was $197,056. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2010 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO CommoditiesPLUSTM Strategy Fund	$0	$31,297	$(7,571)	$194	$4,047	$27,967	$109
PIMCO CommodityRealReturn Strategy Fund®	85,135	19,494	(70,645)	11,403	(12,057)	33,330	3,214
PIMCO Convertible Fund	32,494	9,018	(11,383)	3,063	(535)	32,657	2,194
PIMCO Developing Local Markets Fund	55,688	9,384	(42,241)	(79)	1,328	24,080	810
PIMCO Diversified Income Fund	41,802	5,551	(21,855)	(357)	2,560	27,701	1,949
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	43,246	19,075	(25,000)	(1,746)	1,115	36,690	6,822
PIMCO Emerging Local Bond Fund	40,165	9,384	(38,934)	3,271	(1,287)	12,599	1,764
PIMCO Emerging Markets Bond Fund	27,638	2,265	(26,245)	3,081	(2,207)	4,532	718
PIMCO EqS Pathfinder FundTM	0	20,239	0	0	1,397	21,636	225
PIMCO Floating Income Fund	17,480	41,461	(9,212)	1,218	(175)	50,772	1,071
PIMCO Foreign Bond Fund (Unhedged)	55	6,955	(483)	(38)	(479)	6,010	270
PIMCO Fundamental Advantage Total Return Strategy Fund	171,938	204,138	(246,549)	(17,228)	19,499	131,798	18,760
PIMCO Fundamental IndexPLUSTM Fund	3,508	262	(3,276)	(1,067)	1,088	515	262
PIMCO Fundamental IndexPLUSTM TR Fund	13,287	1,781	(11,594)	1,009	(994)	3,489	1,781
PIMCO Global Advantage Strategy Bond Fund	41,660	19,210	(37,764)	(889)	(215)	22,002	1,525
PIMCO High Yield Fund	12,815	17,779	0	0	815	31,409	1,298
PIMCO Income Fund	33,129	39,712	(943)	0	3,773	75,671	3,523
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	3,799	2,248	(4,571)	(824)	989	1,641	246
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16,251	4,023	(17,885)	(4,448)	3,683	1,624	891
PIMCO Investment Grade Corporate Bond Fund	220,470	19,012	(197,910)	25,380	(23,348)	43,604	8,095
PIMCO Long Duration Total Return Fund	61,561	24,203	(88,806)	5,723	(2,642)	39	1,488

14	PIMCO Variable Insurance Trust

December 31, 2010

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO Long-Term Credit Fund	$112,500	$35,563	$(116,041)	$4,558	$(1,631)	$34,949	$6,533
PIMCO Long-Term U.S. Government Fund	65,600	35,155	(106,133)	2,678	3,163	463	1,255
PIMCO Low Duration Fund	49,283	65,950	(110,074)	1,918	(1,297)	5,780	847
PIMCO Real Return Asset Fund	449,485	71,581	(477,660)	40,556	(21,164)	62,798	7,037
PIMCO Real Return Fund	109,126	10,152	(109,029)	7,004	(3,262)	13,991	1,164
PIMCO RealEstateRealReturn Strategy Fund	6,062	14,504	(6,490)	1,008	(1,469)	13,615	2,946
PIMCO Short Term Floating NAV Portfolio	0	32,601	(32,590)	0	0	11	1
PIMCO Short-Term Fund	71,994	220,999	(292,577)	1,204	(999)	621	297
PIMCO Small Cap StocksPLUS® TR Fund	11,901	303	(12,186)	1,696	(967)	747	303
PIMCO StocksPLUS® Total Return Fund	4,896	29	(4,957)	(1,427)	1,545	86	29
PIMCO Total Return Fund	45,293	106,695	(153,403)	5,458	(2,647)	1,396	1,459
PIMCO Unconstrained Bond Fund	0	134,659	(42,498)	(319)	(368)	91,474	1,428
Totals	$1,848,261	$1,234,682	$(2,326,505)	$92,000	$(32,741)	$815,697	$80,314

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,202,082	$2,293,915

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	316	$3,487	175	$1,793
Administrative Class	15,717	171,932	8,861	86,251
Advisor Class	12,104	131,213	37,013	365,953
Class M	2,150	23,522	2,324	23,125
Issued as reinvestment of distributions
Institutional Class	20	218	10	108
Administrative Class	2,290	24,792	1,481	15,219
Advisor Class	3,759	40,523	9,407	96,716
Class M	411	4,468	305	3,162
Cost of shares redeemed
Institutional Class	(230)	(2,542)	(56)	(558)
Administrative Class	(4,302)	(47,242)	(5,068)	(48,004)
Advisor Class	(132,964)	(1,431,965)	(47,132)	(461,910)
Class M	(1,260)	(13,727)	(1,774)	(16,645)
Net increase (decrease) resulting from Portfolio share transactions	(101,989)	$(1,095,321)	5,546	$65,210

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	100
Administrative Class	2	86	*
Advisor Class	3	95
Class M	3	92

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 17,983	$—	$31,024	$—	$(167,821)	$—

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 167,821	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$784,777	$37,665		$(6,641)	$31,024

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

16	PIMCO Variable Insurance Trust

December 31, 2010

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$70,001	$—	$—
12/31/2009	$115,205	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

18	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.84%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	19

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

20	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	21

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

24	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA03_123110

Share Class	M

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk and arbitrage risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

PIMCO Funds Allocation‡

PIMCO Fundamental Advantage Total Return Strategy Fund	16.2%
PIMCO Unconstrained Bond Fund	11.2%
PIMCO Income Fund	9.3%
PIMCO Real Return Asset Fund	7.7%
PIMCO Floating Income Fund	6.2%
PIMCO Investment Grade Corporate Bond Fund	5.3%
Other	44.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	Class Inception (04/30/04)
PIMCO All Asset Portfolio Class M	12.71%	5.26%	6.73%
Barclays Capital U.S. TIPS: 1-10 Year Index±	5.22%	5.41%	5.26%
Consumer Price Index + 500 Basis Points±±	6.68%	7.40%	7.55%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.565% for Class M shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,076.39	$1,021.17
Expenses Paid During Period†	$4.19	$4.08

† Expenses are equal to the Portfolio’s Class M net annualized expense ratio of 0.795%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.08%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds® as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Significant allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing focus on low beta, alpha oriented strategies, expressed primarily through the holdings of the PIMCO Unconstrained Bond Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund benefited performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the reporting period.

»

Exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO CommoditiesPLUS™ Strategy Fund, added to performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

Modest exposure to emerging market equities, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, contributed to performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

»

An increasing allocation to short-term strategies, primarily through the PIMCO Floating Income Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Class M
Net asset value beginning of year	$10.51	$9.23	$11.75	$11.68	$11.80
Net investment income (a)	0.87	0.84	0.57	0.78	0.57
Net realized/unrealized gain (loss) on investments	0.43	1.10	(2.43)	0.13	(0.07)
Total income (loss) from investment operations	1.30	1.94	(1.86)	0.91	0.50
Dividends from net investment income	(0.75)	(0.66)	(0.56)	(0.84)	(0.59)
Distributions from net realized capital gains	0.00	0.00	(0.03)	0.00	(0.03)
Tax basis return of capital	0.00	0.00	(0.07)	0.00	0.00
Total distributions	(0.75)	(0.66)	(0.66)	(0.84)	(0.62)
Net asset value end of year	$11.06	$10.51	$9.23	$11.75	$11.68
Total return	12.71%	21.31%	(16.17)%	8.00%	4.36%
Net assets end of year (000s)	$72,917	$55,595	$40,964	$42,336	$54,928
Ratio of expenses to average net assets	0.845%	0.885%	0.855%	0.855%	0.885	%(b)
Ratio of expenses to average net assets excluding waivers	0.875%	0.885%	0.875%	0.875%	0.885	%(b)
Ratio of expenses to average net assets excluding interest expense	0.845%	0.885%	0.855%	0.855%	0.885	%(b)
Ratio of expenses to average net assets excluding interest expense and waivers	0.875%	0.885%	0.875%	0.875%	0.885	%(b)
Ratio of net investment income to average net assets	7.96%	8.41%	5.23%	6.41%	4.84%
Portfolio turnover rate	99%*	126%	91%	101%	66%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments in Affiliates, at value	$815,697
Repurchase agreements, at value	104
Receivable for investments in Affiliates sold	3,858
Receivable for Portfolio shares sold	1,328
Dividends receivable from Affiliates	22,495
843,482

Liabilities:
Payable for investments in Affiliates purchased	$26,468
Payable for Portfolio shares redeemed	296
Accrued related party fees	418
27,182

Net Assets	$816,300

Net Assets Consist of:
Paid in capital	$935,114
Undistributed net investment income	17,983
Accumulated undistributed net realized (loss)	(192,722)
Net unrealized appreciation	55,925
$816,300

Net Assets:
Institutional Class	$3,390
Administrative Class	409,616
Advisor Class	330,377
Class M	72,917

Shares Issued and Outstanding:
Institutional Class	306
Administrative Class	37,300
Advisor Class	29,736
Class M	6,592

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.06
Administrative Class	10.98
Advisor Class	11.11
Class M	11.06

Cost of Investments in Affiliates Owned	$759,772
Cost of Repurchase Agreements Owned	$104

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Dividends from Affiliate investments	$80,314
Total Income	80,314

Expenses:
Investment advisory fees	2,090
Supervisory and administrative fees	2,986
Servicing fees – Administrative Class	473
Distribution and/or servicing fees – Advisor Class	2,031
Distribution and/or servicing fees – Class M	286
Total Expenses	7,866
Waiver and/or Reimbursement by PIMCO	(197)
Net Expenses	7,669

Net Investment Income	72,645

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	92,000
Net capital gain distributions received from Underlying Funds	3,633
Net change in unrealized (depreciation) on Affiliate investments	(32,741)
Net Gain	62,892

Net Increase in Net Assets Resulting from Operations	$135,537

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$72,645	$130,543
Net realized gain (loss) on Affiliate investments	92,000	(177,764)
Net capital gain distributions received from Underlying Funds	3,633	9,415
Net change in unrealized appreciation (depreciation) on Affiliate investments	(32,741)	361,937
Net increase resulting from operations	135,537	324,131

Distributions to Shareholders:
From net investment income
Institutional Class	(218)	(108)
Administrative Class	(24,792)	(15,219)
Advisor Class	(40,523)	(96,716)
Class M	(4,468)	(3,162)

Total Distributions	(70,001)	(115,205)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,095,321)	65,210

Total Increase (Decrease) in Net Assets	(1,029,785)	274,136

Net Assets:
Beginning of year	1,846,085	1,571,949
End of year*	$816,300	$1,846,085

*Including undistributed net investment income of:	$17,983	$15,339

**	See note 10 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO All Asset Portfolio

December 31, 2010

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 99.9% (a)(b)

PIMCO CommoditiesPLUSTM Strategy Fund	2,178,106	$27,967

PIMCO CommodityRealReturn Strategy Fund®	3,587,735	33,330

PIMCO Convertible Fund	2,357,909	32,657

PIMCO Developing Local Markets Fund	2,271,750	24,080

PIMCO Diversified Income Fund	2,421,397	27,701

PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	3,384,681	36,690

PIMCO Emerging Local Bond Fund	1,182,974	12,599

PIMCO Emerging Markets Bond Fund	408,254	4,532

PIMCO EqS Pathfinder FundTM	2,129,505	21,636

PIMCO Floating Income Fund	5,591,659	50,772

PIMCO Foreign Bond Fund (Unhedged)	569,654	6,010

PIMCO Fundamental Advantage Total Return Strategy Fund	30,090,827	131,798

PIMCO Fundamental IndexPLUSTM Fund	75,746	515

PIMCO Fundamental IndexPLUSTM TR Fund	620,845	3,489

PIMCO Global Advantage Strategy Bond Fund	1,976,798	22,002

PIMCO High Yield Fund	3,377,354	31,409

PIMCO Income Fund	6,854,224	75,671

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	221,498	1,624

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	256,858	1,641

PIMCO Investment Grade Corporate Bond Fund	4,160,682	43,604

PIMCO Long Duration Total Return Fund	3,645	39

PIMCO Long-Term Credit Fund	3,044,368	34,949

PIMCO Long-Term U.S. Government Fund	43,965	463

PIMCO Low Duration Fund	556,314	5,780

PIMCO Real Return Asset Fund	5,616,955	62,798

PIMCO Real Return Fund	1,231,587	13,991

PIMCO RealEstateRealReturn Strategy Fund	3,080,284	13,615

PIMCO Short-Term Fund	62,958	621

PIMCO Small Cap StocksPLUS® TR Fund	100,472	747

PIMCO StocksPLUS® Total Return Fund	11,191	86

PIMCO Total Return Fund	128,634	1,396

PIMCO Unconstrained Bond Fund	8,240,882	91,474

Total Mutual Funds (Cost $759,761)		815,686

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$104	104

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $107. Repurchase proceeds are $104.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.0%
	1,117	11

Total Short-Term Instruments (Cost $115)		115

Total Investments 99.9% (Cost $759,876)		$815,801

Other Assets and Liabilities (Net) 0.1%		499

Net Assets 100.0%		$816,300

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO All Asset Portfolio  (Cont.)

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities(2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Mutual Funds	$815,686	$0	$0	$815,686
Short-Term Instruments
Repurchase Agreements	0	104	0	104
PIMCO Short-Term Floating NAV Portfolio	11	0	0	11
	$815,697	$104	$0	$815,801

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS™, PIMCO Fundamental IndexPLUS™ TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Distributions of income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Distributions of long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

Annual Report	December 31, 2010	11

Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related

12	PIMCO Variable Insurance Trust

December 31, 2010

investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2011, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2010, the amount was $197,056. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2010 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO CommoditiesPLUSTM Strategy Fund	$0	$31,297	$(7,571)	$194	$4,047	$27,967	$109
PIMCO CommodityRealReturn Strategy Fund®	85,135	19,494	(70,645)	11,403	(12,057)	33,330	3,214
PIMCO Convertible Fund	32,494	9,018	(11,383)	3,063	(535)	32,657	2,194
PIMCO Developing Local Markets Fund	55,688	9,384	(42,241)	(79)	1,328	24,080	810
PIMCO Diversified Income Fund	41,802	5,551	(21,855)	(357)	2,560	27,701	1,949
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	43,246	19,075	(25,000)	(1,746)	1,115	36,690	6,822
PIMCO Emerging Local Bond Fund	40,165	9,384	(38,934)	3,271	(1,287)	12,599	1,764
PIMCO Emerging Markets Bond Fund	27,638	2,265	(26,245)	3,081	(2,207)	4,532	718
PIMCO EqS Pathfinder FundTM	0	20,239	0	0	1,397	21,636	225
PIMCO Floating Income Fund	17,480	41,461	(9,212)	1,218	(175)	50,772	1,071
PIMCO Foreign Bond Fund (Unhedged)	55	6,955	(483)	(38)	(479)	6,010	270
PIMCO Fundamental Advantage Total Return Strategy Fund	171,938	204,138	(246,549)	(17,228)	19,499	131,798	18,760
PIMCO Fundamental IndexPLUSTM Fund	3,508	262	(3,276)	(1,067)	1,088	515	262
PIMCO Fundamental IndexPLUSTM TR Fund	13,287	1,781	(11,594)	1,009	(994)	3,489	1,781
PIMCO Global Advantage Strategy Bond Fund	41,660	19,210	(37,764)	(889)	(215)	22,002	1,525
PIMCO High Yield Fund	12,815	17,779	0	0	815	31,409	1,298
PIMCO Income Fund	33,129	39,712	(943)	0	3,773	75,671	3,523
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	3,799	2,248	(4,571)	(824)	989	1,641	246
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16,251	4,023	(17,885)	(4,448)	3,683	1,624	891
PIMCO Investment Grade Corporate Bond Fund	220,470	19,012	(197,910)	25,380	(23,348)	43,604	8,095
PIMCO Long Duration Total Return Fund	61,561	24,203	(88,806)	5,723	(2,642)	39	1,488

14	PIMCO Variable Insurance Trust

December 31, 2010

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO Long-Term Credit Fund	$112,500	$35,563	$(116,041)	$4,558	$(1,631)	$34,949	$6,533
PIMCO Long-Term U.S. Government Fund	65,600	35,155	(106,133)	2,678	3,163	463	1,255
PIMCO Low Duration Fund	49,283	65,950	(110,074)	1,918	(1,297)	5,780	847
PIMCO Real Return Asset Fund	449,485	71,581	(477,660)	40,556	(21,164)	62,798	7,037
PIMCO Real Return Fund	109,126	10,152	(109,029)	7,004	(3,262)	13,991	1,164
PIMCO RealEstateRealReturn Strategy Fund	6,062	14,504	(6,490)	1,008	(1,469)	13,615	2,946
PIMCO Short Term Floating NAV Portfolio	0	32,601	(32,590)	0	0	11	1
PIMCO Short-Term Fund	71,994	220,999	(292,577)	1,204	(999)	621	297
PIMCO Small Cap StocksPLUS® TR Fund	11,901	303	(12,186)	1,696	(967)	747	303
PIMCO StocksPLUS® Total Return Fund	4,896	29	(4,957)	(1,427)	1,545	86	29
PIMCO Total Return Fund	45,293	106,695	(153,403)	5,458	(2,647)	1,396	1,459
PIMCO Unconstrained Bond Fund	0	134,659	(42,498)	(319)	(368)	91,474	1,428
Totals	$1,848,261	$1,234,682	$(2,326,505)	$92,000	$(32,741)	$815,697	$80,314

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,202,082	$2,293,915

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	316	$3,487	175	$1,793
Administrative Class	15,717	171,932	8,861	86,251
Advisor Class	12,104	131,213	37,013	365,953
Class M	2,150	23,522	2,324	23,125
Issued as reinvestment of distributions
Institutional Class	20	218	10	108
Administrative Class	2,290	24,792	1,481	15,219
Advisor Class	3,759	40,523	9,407	96,716
Class M	411	4,468	305	3,162
Cost of shares redeemed
Institutional Class	(230)	(2,542)	(56)	(558)
Administrative Class	(4,302)	(47,242)	(5,068)	(48,004)
Advisor Class	(132,964)	(1,431,965)	(47,132)	(461,910)
Class M	(1,260)	(13,727)	(1,774)	(16,645)
Net increase (decrease) resulting from Portfolio share transactions	(101,989)	$(1,095,321)	5,546	$65,210

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	100
Administrative Class	2	86	*
Advisor Class	3	95
Class M	3	92

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 17,983	$—	$31,024	$—	$(167,821)	$—

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 167,821	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$784,777	$37,665		$(6,641)	$31,024

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

16	PIMCO Variable Insurance Trust

December 31, 2010

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$70,001	$—	$—
12/31/2009	$115,205	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

18	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.84%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	19

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

20	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	21

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

24	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA07_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO Variable Insurance Trust

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.3%
Corporate Bonds & Notes	21.7%
Short-Term Instruments	13.4%
U.S. Government Agencies	5.4%
Mortgage-Backed Securities	3.3%
Other	3.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	Class Inception (06/30/04)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	24.52%	3.42%	6.44%
Dow Jones-UBS Commodity Index Total Return±	16.83%	1.18%	4.27%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the subsidiary, as supplemented to date, is 1.11% for Administrative Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,325.30	$1,020.47
Expenses Paid During Period†	$5.51	$4.79

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.12%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»

The Portfolio seeks to outperform the Dow Jones-UBS Commodity Index Total Return (“the Portfolio’s benchmark index”) by actively managing its commodity exposure, generally obtained via total return swaps on the index, by holding U.S. Treasury Inflation Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

»

Active commodity strategies designed to combat the effects of contango (by holding futures contracts further out on the commodities futures curves) added value as the deferred roll indexes held within the Portfolio outperformed the Portfolio’s benchmark index, which holds front-month futures contracts.

»

The Portfolio’s construction, which uses U.S. TIPS as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury bill collateral rate embedded in the Portfolio’s benchmark index.

»	An above-index U.S. nominal duration (or sensitivity to changes in market interest rates) benefited performance as the ten-year U.S. Treasury yield declined during the reporting period.

»

A curve-steepening bias in the U.S. benefited performance as the yield curve steepened; specifically, the two-year U.S. Treasury yield decreased more than the thirty-year U.S. Treasury yield during the reporting period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads to U.S. Treasuries decreased during the reporting period.

»	Holdings of emerging market currencies, such as the Chinese yuan and the South Korean won, benefited performance as these currencies appreciated versus the U.S. dollar during the reporting period.

»	A below-index U.S. real duration during the majority of the reporting period detracted from performance as the ten-year U.S. real yield declined.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$8.60	$7.00	$13.35	$11.31	$12.25
Net investment income (a)	0.11	0.24	0.44	0.47	0.42
Net realized/unrealized gain (loss) on investments	1.72	2.59	(6.08)	2.11	(0.80)
Total income (loss) from investment operations	1.83	2.83	(5.64)	2.58	(0.38)
Dividends from net investment income	(1.27)	(0.46)	(0.59)	(0.54)	(0.51)
Distributions from net realized capital gains	(0.15)	(0.77)	(0.12)	0.00	(0.05)
Total distributions	(1.42)	(1.23)	(0.71)	(0.54)	(0.56)
Net asset value end of year	$9.01	$8.60	$7.00	$13.35	$11.31
Total return	24.52%	41.53%	(43.79)%	23.24%	(3.10)%
Net assets end of year (000s)	$576,251	$477,459	$214,053	$287,125	$180,810
Ratio of expenses to average net assets	0.93%	0.98%	1.06%	0.93%	0.93%
Ratio of expenses to average net assets excluding waivers	1.05%	1.11%	1.15%	1.00%	0.93%
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89%	0.87%	0.93%
Ratio of expenses to average net assets excluding interest expense and waivers	1.01%	1.02%	0.98%	0.94%	0.93%
Ratio of net investment income to average net assets	1.32%	3.00%	3.33%	3.90%	3.48%
Portfolio turnover rate	536%*	742%	1,156%	856%	993%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$1,000,183
Investments in Affiliates, at value	2,846
Repurchase agreements, at value	133,250
Deposits with counterparty	30
Foreign currency, at value	269
Receivable for investments sold	97,183
Receivable for investments sold on a delayed-delivery basis	21,978
Receivable for Portfolio shares sold	1,570
Interest and dividends receivable	6,176
Dividends receivable from Affiliates	8
Variation margin receivable	18
Swap premiums paid	1,551
Unrealized appreciation on foreign currency contracts	1,024
Unrealized appreciation on swap agreements	8,940
1,275,026

Liabilities:
Payable for reverse repurchase agreements	$55,475
Payable for investments purchased	50,214
Payable for investments in Affiliates purchased	8
Payable for investments purchased on a delayed-delivery basis	361,322
Payable for Portfolio shares redeemed	8,264
Payable for short sales	20,140
Overdraft due to custodian	4,632
Written options outstanding	2,402
Deposits from counterparty	60,755
Accrued related party fees	550
Variation margin payable	23
Swap premiums received	524
Unrealized depreciation on foreign currency contracts	410
Unrealized depreciation on swap agreements	662
Other liabilities	115
565,496

Net Assets	$709,530

Net Assets Consist of:
Paid in capital	$614,375
Undistributed net investment income	98,135
Accumulated undistributed net realized (loss)	(13,272)
Net unrealized appreciation	10,292
$709,530

Net Assets:
Administrative Class	$576,251
Advisor Class	133,279

Shares Issued and Outstanding:
Administrative Class	63,946
Advisor Class	14,704

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$9.01
Advisor Class	9.06

Cost of Investments Owned	$998,265
Cost of Investments in Affiliates Owned	$2,846
Cost of Repurchase Agreements Owned	$133,250
Cost of Foreign Currency Held	$267
Proceeds Received on Short Sales	$20,151
Premiums Received on Written Options	$1,776

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$12,658
Dividends	22
Dividends from Affiliate investments	68
Miscellaneous income	1
Total Income	12,749

Expenses:
Investment advisory fees	3,243
Supervisory and administrative fees	1,605
Servicing fees – Administrative Class	701
Distribution and/or servicing fees – Advisor Class	242
Trustees' fees	9
Interest expense	248
Total Expenses	6,048
Waiver by PIMCO	(674)
Net Expenses	5,374

Net Investment Income	7,375

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	28,060
Net realized (loss) on Affiliate investments	(2)
Net realized gain on futures contracts, written options and swaps	93,068
Net realized gain on foreign currency transactions	405
Net change in unrealized (depreciation) on investments	(6,125)
Net change in unrealized appreciation on futures contracts, written options and swaps	9,289
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	578
Net Gain	125,273

Net Increase in Net Assets Resulting from Operations	$132,648

*Foreign tax withholdings	$6

See Accompanying Notes	Annual Report	December 31, 2010	7

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$7,375	$11,573
Net realized gain	121,533	123,078
Net realized gain (loss) on Affiliate investments	(2)	20
Net change in unrealized appreciation	3,742	11,398
Net increase resulting from operations	132,648	146,069

Distributions to Shareholders:
From net investment income
Administrative Class	(71,572)	(22,026)
Advisor Class	(14,699)	(3,921)
From net realized capital gains
Administrative Class	(9,225)	(39,122)
Advisor Class	(2,073)	(6,918)

Total Distributions	(97,569)	(71,987)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	109,955	233,870

Total Increase in Net Assets	145,034	307,952

Net Assets:
Beginning of year	564,496	256,544
End of year*	$709,530	$564,496

*Including undistributed net investment income of:	$98,135	$82,996

**See	note 12 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$132,896

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(5,301,315)
Proceeds from sales of long-term securities	5,080,859
Purchases of short-term portfolio investments, net	(16,481)
Decrease in deposits with counterparty	202
Increase in receivable for investments sold	(85,866)
Increase in interest and dividends receivable	(1,038)
Decrease in swap premiums paid	89,239
Decrease in other assets	2
Increase in payable for investments purchased	136,250
Increase in accrued related party fees	35
Increase in reimbursement to PIMCO	47
Increase in other liabilities	34
Payments from futures transactions	998
Proceeds for currency transactions	415
Proceeds from short sale transactions	20,151
Change in unrealized appreciation on investments	(3,742)
Net realized gain on investments	(121,531)
Net premium on investments	3,296
Net cash used for operating activities	(65,548)

Cash flows received from financing activities:
Proceeds from shares sold	202,604
Payment on shares redeemed	(183,495)
Cash dividend paid*	0
Net borrowing of reverse repurchase agreements	2,482
Interest expense paid	(248)
Increase in overdraft due to custodian	4,632
Increase in deposits from counterparty	37,948
Net cash received from financing activities	63,923

Net Decrease in Cash and Foreign Currency	(1,625)

Cash and Foreign Currency:
Beginning of period	1,894
End of period	$269

*Reinvestment of dividends	$97,569

See Accompanying Notes	Annual Report	December 31, 2010	9

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 34.8%

BANKING & FINANCE 31.8%

Achmea Hypotheekbank NV
3.200% due 11/03/2014	$1,200	$	1,250

Ally Financial, Inc.
1.750% due 10/30/2012	3,000		3,054
6.875% due 09/15/2011	500		516
7.250% due 03/02/2011	500		505

American Express Bank FSB
0.391% due 05/29/2012	200		199

American Express Co.
7.250% due 05/20/2014	600		684

American Express Credit Corp.
0.381% due 02/24/2012	1,100		1,097
5.875% due 05/02/2013	400		435

American International Group, Inc.
3.650% due 01/15/2014	1,100		1,120
8.175% due 05/15/2068	800		858

ANZ National International Ltd.
0.724% due 08/19/2014	1,000		1,008
6.200% due 07/19/2013	1,300		1,432

Bank of America Corp.
5.375% due 06/15/2014	1,000		1,052

Bank of Montreal
2.850% due 06/09/2015	1,900		1,932

Bank of Scotland PLC
4.880% due 04/15/2011	700		708

Barclays Bank PLC
7.434% due 09/29/2049	200		198

BPCE S.A.
2.375% due 10/04/2013	600		599

Citibank N.A.
1.375% due 08/10/2011	13,400		13,483

Citigroup Funding, Inc.
1.875% due 10/22/2012	6,600		6,735

Citigroup, Inc.
0.566% due 11/05/2014	500		476
2.286% due 08/13/2013	300		305
5.250% due 02/27/2012	1,000		1,043
6.000% due 12/13/2013	1,500		1,640

Commonwealth Bank of Australia
0.582% due 09/17/2014	15,800		15,765
0.709% due 07/12/2013	8,900		8,923

Countrywide Financial Corp.
5.800% due 06/07/2012	300		316

DanFin Funding Ltd.
0.989% due 07/16/2013	1,900		1,899

Dexia Credit Local S.A.
0.703% due 03/05/2013	1,000		997
0.768% due 04/29/2014	7,900		7,877

FIH Erhvervsbank A/S
2.000% due 06/12/2013	300		305

Ford Motor Credit Co. LLC
3.039% due 01/13/2012	800		808
7.000% due 10/01/2013	400		429
7.250% due 10/25/2011	600		620
7.800% due 06/01/2012	200		213

General Electric Capital Corp.
0.304% due 09/21/2012	2,800		2,802
0.304% due 12/21/2012	3,100		3,102
0.466% due 06/01/2012	15,000		15,041
2.625% due 12/28/2012	2,200		2,283

Goldman Sachs Group, Inc.
0.466% due 02/06/2012	300		300
0.753% due 03/22/2016	2,000		1,891

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.789% due 01/12/2015		$6,000	$	5,806
1.350% due 11/15/2014	EUR	500		627

HBOS PLC
6.750% due 05/21/2018		$1,000		938

HCP, Inc.
6.700% due 01/30/2018		1,000		1,074

HSBC Finance Corp.
6.750% due 05/15/2011		3,000		3,065

ING Bank NV
1.103% due 03/30/2012		6,300		6,281
1.609% due 10/18/2013		5,200		5,197

International Lease Finance Corp.
0.633% due 07/01/2011		1,000		984
5.625% due 09/20/2013		400		404
6.500% due 09/01/2014		300		320
6.750% due 09/01/2016		300		322
7.125% due 09/01/2018		600		640

LeasePlan Corp. NV
3.000% due 05/07/2012		1,200		1,233

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)		700		177
7.000% due 09/27/2027 (a)		100		24

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000		1,041

Macquarie Bank Ltd.
2.600% due 01/20/2012		300		306

Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		2,000		1,982
1.764% due 09/27/2012	EUR	200		259
5.450% due 07/15/2014		$200		210
6.050% due 08/15/2012		6,600		6,991

MetLife of Connecticut Institutional Funding Ltd.
0.539% due 12/08/2011		1,000		996

Metropolitan Life Global Funding I
1.427% due 09/17/2012		2,500		2,541

Morgan Stanley
0.769% due 10/15/2015		600		563
1.357% due 03/01/2013	EUR	200		256
2.786% due 05/14/2013		$6,100		6,326

National Australia Bank Ltd.
0.790% due 07/08/2014		7,900		7,993
5.350% due 06/12/2013		1,000		1,084

New York Life Global Funding
1.144% due 12/20/2013	EUR	3,500		4,565
4.650% due 05/09/2013		$1,000		1,076

NIBC Bank NV
2.800% due 12/02/2014		5,200		5,365

Pacific Life Global Funding
5.150% due 04/15/2013		300		321

Racers
0.533% due 07/25/2017		997		978

Royal Bank of Scotland Group PLC
1.188% due 04/23/2012		500		505
1.293% due 01/30/2017	EUR	2,000		2,227
1.450% due 10/20/2011		$5,500		5,532
2.704% due 08/23/2013		3,700		3,760
3.000% due 12/09/2011		500		511

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		5,300		5,240

SLM Corp.
5.050% due 11/14/2014		2,000		1,913

UBS AG
2.250% due 08/12/2013		3,500		3,532

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		3,000		3,008

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Wachovia Corp.
0.418% due 04/23/2012	$6,900	$	6,894
2.057% due 05/01/2013	3,000		3,087

Wells Fargo Capital XIII
7.700% due 12/29/2049	500		519

Western Corporate Federal Credit Union
1.750% due 11/02/2012	1,800		1,833

Westpac Banking Corp.
0.492% due 12/14/2012	10,200		10,209
0.582% due 09/10/2014	300		301
3.585% due 08/14/2014	1,500		1,600

Westpac Securities NZ Ltd.
2.500% due 05/25/2012	900		921

			225,437

INDUSTRIALS 2.5%

Cardinal Health, Inc.
6.000% due 06/15/2017	1,500		1,662

DISH DBS Corp.
6.375% due 10/01/2011	600		619

Dow Chemical Co.
2.536% due 08/08/2011	1,200		1,213
4.850% due 08/15/2012	1,000		1,055

Georgia-Pacific LLC
8.125% due 05/15/2011	1,300		1,349

Masco Corp.
6.125% due 10/03/2016	1,000		1,023

Office Depot, Inc.
6.250% due 08/15/2013	1,000		1,005

Petroleos Mexicanos
5.500% due 01/21/2021	400		407

Rexam PLC
6.750% due 06/01/2013	400		436

RPM International, Inc.
6.500% due 02/15/2018	1,000		1,069

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000		1,100

Steel Dynamics, Inc.
7.375% due 11/01/2012	2,000		2,120

UST LLC
6.625% due 07/15/2012	900		966

Videotron Ltee
6.875% due 01/15/2014	500		509

Volkswagen International Finance NV
1.625% due 08/12/2013	2,500		2,500

Xstrata Canada Corp.
7.350% due 06/05/2012	400		429

			17,462

UTILITIES 0.5%

BP Capital Markets PLC
0.442% due 04/11/2011	200		200

Sprint Capital Corp.
7.625% due 01/30/2011	800		803
8.375% due 03/15/2012	800		850

Verizon Wireless Capital LLC
3.750% due 05/20/2011	2,000		2,025

			3,878

Total Corporate Bonds & Notes (Cost $244,664)			246,777

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.9%

INDUSTRIALS 0.9%

Amgen, Inc.
0.125% due 02/01/2011	$2,950	$2,961

Medtronic, Inc.
1.500% due 04/15/2011	3,500	3,518

Total Convertible Bonds & Notes (Cost $6,448)		6,479

MUNICIPAL BONDS & NOTES 0.0%

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	200	132

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	69

Total Municipal Bonds & Notes (Cost $288)		201

U.S. GOVERNMENT AGENCIES 8.7%

Fannie Mae
0.611% due 05/25/2042	16	16
1.530% due 10/01/2044	16	16
2.631% due 05/25/2035	126	130
2.688% due 11/01/2034	101	106
4.000% due 07/01/2040 - 12/01/2040	19,000	18,926
4.500% due 04/01/2023 - 04/01/2024	4,074	4,279
5.122% due 07/01/2035	142	151
5.318% due 11/01/2035	365	390
5.378% due 01/01/2036	627	669
5.500% due 12/01/2036	11,062	11,863
5.950% due 02/25/2044	37	41
8.000% due 07/25/2026	3,400	3,398

Freddie Mac
0.211% due 12/21/2011 - 12/29/2011	10,600	10,600
0.490% due 02/15/2019	1,063	1,064
0.521% due 08/25/2031	3	3
1.542% due 02/25/2045	159	157
2.490% due 01/01/2034	16	17
6.289% due 09/01/2036	442	465
6.537% due 10/01/2036	564	596
6.610% due 07/01/2036	510	536

Ginnie Mae
0.561% due 03/20/2037	4,237	4,227

NCUA Guaranteed Notes
0.715% due 10/07/2020	1,456	1,454
0.821% due 12/08/2020	1,800	1,794

Small Business Administration
5.510% due 11/01/2027	757	822

Total U.S. Government Agencies (Cost $61,638)		61,720

U.S. TREASURY OBLIGATIONS 83.7%

Treasury Inflation Protected Securities (d)
0.625% due 04/15/2013	5,174	5,335
1.250% due 04/15/2014 (f)(i)	25,838	27,196
1.250% due 07/15/2020 (h)	39,419	40,417
1.375% due 07/15/2018 (i)	11,057	11,668
1.375% due 01/15/2020	22,858	23,786
1.625% due 01/15/2015 (i)	50,968	54,412
1.625% due 01/15/2018 (i)	11,898	12,747
1.875% due 07/15/2013	29,297	31,263
1.875% due 07/15/2015 (f)(h)	21,027	22,804
1.875% due 07/15/2019	25,438	27,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/15/2012	$1,401	$1,453
2.000% due 01/15/2014 (h)(i)	35,038	37,650
2.000% due 07/15/2014	47,287	51,162
2.000% due 01/15/2016	12,122	13,215
2.000% due 01/15/2016 (i)	64,142	69,925
2.000% due 01/15/2026	2,864	3,048
2.125% due 01/15/2019	7,437	8,240
2.125% due 02/15/2040	101	107
2.375% due 01/15/2017	10,845	12,099
2.375% due 01/15/2017 (i)	12,908	14,400
2.375% due 01/15/2025	10,560	11,778
2.500% due 07/15/2016	19,927	22,390
2.500% due 01/15/2029	5,400	6,144
2.625% due 07/15/2017 (i)	24,273	27,654
3.000% due 07/15/2012 (h)	31,772	33,773
3.375% due 01/15/2012	4,065	4,252
3.625% due 04/15/2028	1,487	1,925
3.875% due 04/15/2029	2,262	3,040

U.S. Treasury Notes
0.375% due 08/31/2012	1,810	1,807
0.500% due 11/30/2012	12,300	12,273
0.625% due 06/30/2012	300	301

Total U.S. Treasury Obligations (Cost $595,967)		593,958

MORTGAGE-BACKED SECURITIES 5.3%

American General Mortgage Loan Trust
5.150% due 03/25/2058	1,643	1,712

Arkle Master Issuer PLC
0.374% due 02/17/2052	4,800	4,754
1.434% due 05/17/2060	1,600	1,591

Banc of America Large Loan, Inc.
0.770% due 08/15/2029	874	813
5.621% due 06/24/2050	300	321

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035	381	333
5.189% due 11/25/2034	320	301

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035	79	76
2.430% due 08/25/2035	135	128
2.730% due 03/25/2035	246	234
2.934% due 03/25/2035	78	75
3.060% due 03/25/2035	235	195
3.138% due 01/25/2035	908	841

Bear Stearns Commercial Mortgage Securities
0.000% due 05/18/2011 (b)	800	794

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	7	7

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	644	423
5.339% due 12/26/2046	3,751	2,642

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	91	97

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	158	149
2.560% due 08/25/2035	176	159
2.680% due 12/25/2035	1,328	1,278
5.873% due 09/25/2037	1,196	869

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	400	430
5.886% due 11/15/2044	200	214

Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	599	601

Countrywide Alternative Loan Trust
0.456% due 12/20/2046	2,730	1,438
6.000% due 02/25/2037	485	361

Countrywide Home Loan Mortgage Pass-Through Trust
2.969% due 11/19/2033	13	13
2.984% due 08/25/2034	87	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	$400	$416
5.467% due 09/18/2039	1,000	1,057

First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034	33	30

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	1,693	1,667

Granite Master Issuer PLC
0.301% due 12/20/2054	423	394

Greenpoint Mortgage Funding Trust
0.341% due 01/25/2047	184	176
0.531% due 11/25/2045	18	12

GS Mortgage Securities Corp. II
0.396% due 03/06/2020	300	289
4.592% due 08/10/2043	1,400	1,416

GSR Mortgage Loan Trust
3.038% due 01/25/2035	175	165

Harborview Mortgage Loan Trust
0.501% due 03/19/2036	107	66

Indymac INDA Mortgage Loan Trust
5.061% due 11/25/2035	528	467

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	340	353
5.429% due 12/12/2043	310	329

JPMorgan Mortgage Trust
3.011% due 07/25/2035	185	178
3.151% due 08/25/2035	216	191
5.036% due 02/25/2035	896	899

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	200	211

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034	100	94

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	100	105

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	517	472

Morgan Stanley Capital I
5.879% due 06/11/2049	25	27

RBSCF Trust
6.014% due 12/16/2049	600	642

Residential Accredit Loans, Inc.
0.511% due 08/25/2037	2,330	1,445
1.688% due 09/25/2045	290	181

Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	27	16
2.770% due 02/25/2034	45	43

Structured Asset Mortgage Investments, Inc.
0.591% due 10/19/2034	39	36

Vornado DP LLC
4.004% due 09/13/2028	1,500	1,457

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	806	754
0.351% due 09/15/2021	510	497
5.088% due 08/15/2041	300	318
5.418% due 01/15/2045	310	333
5.572% due 10/15/2048	200	210

WaMu Mortgage Pass-Through Certificates
1.098% due 05/25/2047	462	307
5.264% due 12/25/2035	545	493
5.503% due 08/25/2035	221	206

Wells Fargo Mortgage-Backed Securities Trust
3.203% due 03/25/2036	492	438

Total Mortgage-Backed Securities (Cost $36,501)		37,303

See Accompanying Notes	Annual Report	December 31, 2010	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.1%

AMMC CDO
0.512% due 05/03/2018		$500	$470

Aquilae CLO PLC
1.341% due 01/17/2023	EUR	757	898

ARES CLO Funds
0.530% due 03/12/2018		$693	652

Carrington Mortgage Loan Trust
0.581% due 10/25/2035		153	146

Credit-Based Asset Servicing & Securitization LLC
0.381% due 07/25/2037		44	40

Ford Credit Auto Owner Trust
2.760% due 05/15/2013		2,210	2,236

GSAMP Trust
0.331% due 12/25/2036		141	103

Gulf Stream Compass CLO Ltd.
0.649% due 07/15/2016		377	358

HSBC Home Equity Loan Trust
5.910% due 03/20/2036		85	85

Illinois Student Assistance Commission
0.767% due 04/25/2017		500	499

Landmark CDO Ltd.
0.596% due 06/01/2017		1,577	1,479

LCM LP
0.534% due 03/21/2019		1,100	1,027

Morgan Stanley ABS Capital I
0.311% due 11/25/2036		8	8

Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		254	196

Navigator CDO Ltd.
1.136% due 11/15/2015		413	399

Nelnet Student Loan Trust
0.988% due 07/25/2018		400	403

Olympic CLO Ltd.
0.716% due 05/15/2016		60	59

Premium Loan Trust Ltd.
0.668% due 10/25/2014		293	284

Residential Asset Mortgage Products, Inc.
0.341% due 02/25/2037		101	101

SLM Student Loan Trust
0.288% due 04/25/2017		19	19
0.328% due 04/25/2019		2,200	2,122
1.105% due 10/25/2023	EUR	900	1,119
1.788% due 04/25/2023		$6,303	6,515
1.910% due 12/15/2017		769	769

Specialty Underwriting & Residential Finance
0.321% due 01/25/2038		209	196

Structured Asset Securities Corp.
1.753% due 04/25/2035		791	601

Symphony CLO Ltd.
0.526% due 05/15/2019		700	634

WAMU Asset-Backed Certificates
0.311% due 01/25/2037		71	69

Wood Street CLO BV
1.388% due 03/29/2021	EUR	248	306

Total Asset-Backed Securities (Cost $21,591)			21,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	600	$593
3.000% due 09/20/2025		3,700	4,042
4.000% due 08/20/2020		1,200	1,987

Export-Import Bank of Korea
1.352% due 03/13/2012		$2,700	2,699

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	300	311

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		$5,000	5,014
2.125% due 01/30/2012		500	508

Total Sovereign Issues (Cost $14,407)			15,154

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		300	300

Total Convertible Preferred Securities (Cost $300)			300

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.5%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
1.392% due 12/16/2011		$6,700	6,701

CORPORATE BONDS & NOTES 0.7%

Banco Santander Brasil S.A.
2.596% due 12/29/2011		4,100	3,996

Pacific Gas & Electric Co.
0.869% due 10/11/2011		300	300

WM Wrigley Jr. Co.
1.678% due 06/28/2011		500	500

			4,796

REPURCHASE AGREEMENTS 18.8%

Banc of America Securities LLC
0.260% due 01/03/2011		16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $17,499. Repurchase proceeds are $16,900.)

Barclays Capital, Inc.
0.170% due 01/13/2011		10,000	10,000
(Dated 12/23/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.625% due 01/15/2015 valued at $10,214. Repurchase proceeds are $10,000.)
0.250% due 01/03/2011		13,000	13,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 06/30/2017 valued at $13,323. Repurchase proceeds are $13,000.)
0.250% due 01/03/2011		17,100	17,100
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.625% due 02/15/2040 valued at $17,715. Repurchase proceeds are $17,100.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets, Inc.
0.270% due 01/03/2011	$16,900	$16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 12/31/2014 valued at $17,260. Repurchase proceeds are $16,900.)

Credit Suisse Securities (USA) LLC
0.230% due 01/03/2011	16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $17,285. Repurchase proceeds are $16,900.)

Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $17,396. Repurchase proceeds are $16,900.)

J.P. Morgan Securities, Inc.
0.200% due 01/03/2011	16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $17,282. Repurchase proceeds are $16,900.)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	6,900	6,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.375% due 09/30/2012 valued at $7,065. Repurchase proceeds are $6,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	1,750	1,750
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,790. Repurchase proceeds are $1,750.)

		133,250

U.S. TREASURY BILLS 0.7%
0.178% due 01/27/2011 - 06/23/2011 (c)(g)	4,790	4,787

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 0.4%
	284,096	2,846

Total Short-Term Instruments (Cost $152,380)		152,380

PURCHASED OPTIONS (k) 0.0%
(Cost $177)		214

Total Investments 160.1% (Cost $1,134,361)		$1,136,279

Written Options (l) (0.3%) (Premiums $1,776)		(2,402)

Other Assets and Liabilities (Net) (59.8%)		(424,347)

Net Assets 100.0%		$709,530

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $630 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $4,027 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $104,167 at a weighted average interest rate of 0.214%. On December 31, 2010, securities valued at $55,516 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,504 and cash of $30 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2011	142	$7
90-Day Eurodollar March Futures	Long	03/2011	203	19
90-Day Eurodollar March Futures	Long	03/2012	22	(6)
Euro-Mill Wheat November Futures	Long	11/2011	149	298
Wheat December Futures	Short	12/2011	55	(155)
Wheat March Futures	Long	03/2011	45	70
Wheat March Futures	Short	03/2011	45	(29)

				$204

(j)	Swap agreements outstanding on December 31, 2010:

Credit	Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.676%	$	1,500	$8	$0	$8
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.459%		1,000	(93)	0	(93)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.930%		1,000	16	0	16
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.520%		1,000	31	0	31
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.949%		1,000	(56)	(24)	(32)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.550%		400	(9)	0	(9)
Royal Bank of Scotland Group PLC	UBS	(1.000%	)	03/20/2017	4.957%	EUR	1,700	448	210	238
RPM International, Inc.	GSC	(1.500%	)	03/20/2018	1.434%	$	1,000	(5)	0	(5)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.442%		1,000	(4)	0	(4)
UST LLC	BOA	(0.340%	)	09/20/2012	0.154%		900	(3)	0	(3)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.387%		400	(3)	0	(3)

								$330	$186	$144

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$	1,000	$(1)	$(14)	$13
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.402%		1,800	(57)	(60)	3
Brazil Government International Bond	RBS	1.000%	06/20/2015	1.033%		500	(1)	(10)	9
France Government Bond	BOA	0.250%	12/20/2015	1.062%		900	(34)	(20)	(14)
France Government Bond	CITI	0.250%	06/20/2015	1.003%		800	(26)	(19)	(7)
France Government Bond	CITI	0.250%	12/20/2015	1.062%		600	(23)	(17)	(6)
France Government Bond	DUB	0.250%	06/20/2015	1.003%		500	(16)	(16)	0
France Government Bond	JPM	0.250%	06/20/2015	1.003%		500	(16)	(18)	2
France Government Bond	JPM	0.250%	12/20/2015	1.062%		5,200	(198)	(105)	(93)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		700	(26)	(13)	(13)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		3,600	54	81	(27)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.691%		100	1	2	(1)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		600	10	13	(3)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.691%		600	9	12	(3)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.691%		500	7	11	(4)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%		200	0	(2)	2
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		500	(1)	(6)	5
Republic of Italy Government Bond	DUB	1.000%	12/20/2015	2.372%		600	(36)	(21)	(15)

See Accompanying Notes	Annual Report	December 31, 2010	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	2.338%	$	500	$(27)	$(12)	$(15)
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		1,000	15	8	7
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.715%		4,200	59	99	(40)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,500	22	12	10

							$(285)	$(95)	$(190)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	600	$83	$85	$(2)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		800	110	119	(9)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		2,600	360	364	(4)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		1,500	208	212	(4)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		900	125	127	(2)
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		3,500	26	23	3

						$912	$930	$(18)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP	EUR	1,700	$73	$0	$73
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		600	25	0	25
Pay	1-Month GBP-United Kingdom RPI Index	3.440%	09/14/2012	RBS	GBP	1,000	(10)	0	(10)
Pay	1-Month GBP-United Kingdom RPI Index	3.450%	09/15/2012	DUB		300	(3)	0	(3)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	4,100	(90)	(73)	(17)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,400	(43)	(86)	43
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		1,100	10	4	6
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		2,000	(6)	0	(6)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		5,300	(13)	(4)	(9)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		6,900	55	21	34
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		4,300	15	(4)	19
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		4,900	80	44	36
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		8,800	142	70	72
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	12	1	11
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		800	48	2	46
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		9,500	41	5	36
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		3,800	16	5	11
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		3,200	17	0	17
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		400	3	1	2
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		900	7	4	3
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		4,000	38	16	22

							$417	$6	$411

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BXCS1461 Index	20,852	3-Month USD-LIBOR plus a specified spread	$58,250	01/27/2011	BCLY	$628
Receive	DJUBSF3T Index	82,889	3-Month USD-LIBOR plus a specified spread	55,310	01/27/2011	BCLY	621
Receive	DJUBSTR Index	102,481	3-Month USD-LIBOR plus a specified spread	33,080	01/27/2011	BCLY	357
Receive	CVICSTR3 Index	42,781	3-Month USD-LIBOR plus a specified spread	14,680	01/27/2011	CITI	158

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Total Return Swaps on Indices (Cont.)
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF3T Index	9,921	3-Month USD-LIBOR plus a specified spread	$6,620	01/27/2011	CITI	$74
Receive (7)	SPGCKWP Index	31,916	0.200%	2,148	01/27/2011	CITI	(16)
Pay (7)	SPGCWHP Index	67,593	0.000%	1,846	01/27/2011	CITI	12
Pay (7)	DJUBSHG Index	8,881	0.000%	4,124	01/27/2011	CSFB	(129)
Receive	DJUBSTR Index	231,915	3-Month USD-LIBOR plus a specified spread	74,860	01/27/2011	CSFB	808
Receive (7)	SPGCICP Index	4,923	0.000%	4,136	01/27/2011	CSFB	89
Receive	DJUBSTR Index	112,612	3-Month USD-LIBOR plus a specified spread	36,350	01/27/2011	DUB	392
Receive	DJUBSTR Index	50,900	3-Month USD-LIBOR plus a specified spread	16,430	01/27/2011	GSC	177
Receive	ENHGD84T Index	139,209	3-Month USD-LIBOR plus a specified spread	56,330	01/27/2011	GSC	610
Receive	DJUBSF3T Index	18,088	3-Month USD-LIBOR plus a specified spread	12,070	01/27/2011	JPM	136
Receive	DJUBSTR Index	88,014	3-Month USD-LIBOR plus a specified spread	28,410	01/27/2011	JPM	307
Receive	DJUBSTR Index	19,022	3-Month USD-LIBOR plus a specified spread	6,140	01/27/2011	MLP	66
Pay	DJUBSTR Index	13,321	3-Month USD-LIBOR plus a specified spread	4,300	01/27/2011	MSC	(47)
Receive	DJUBSTR Index	242,418	3-Month USD-LIBOR plus a specified spread	78,250	01/27/2011	MSC	844
Receive	MOTT3001 Index	225,570	3-Month USD-LIBOR plus a specified spread	78,200	01/27/2011	MSC	843
Receive	MOTT3002 Index	366,772	3-Month USD-LIBOR plus a specified spread	125,350	01/27/2011	MSC	1,351
Receive	MOTT3007 Index	38,356	3-Month USD-LIBOR plus a specified spread	13,040	01/27/2011	MSC	138
Receive (7)	SPGCKWP Index	25,928	0.200%	1,745	01/27/2011	MSC	(14)
Pay (7)	SPGCWHP Index	57,535	0.000%	1,571	01/27/2011	MSC	10
Receive	DJUBSTR Index	53,038	3-Month USD-LIBOR plus a specified spread	17,120	01/27/2011	UBS	185

							$ 7,600

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(7)	At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (8)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	CBOT Corn March Futures	$0.152	02/18/2011	DUB	$1,200	$7	$0	$7
Pay	London Gold Market Fixing Ltd. PM	0.050	02/11/2011	DUB	2,600	45	0	45
Pay	London Gold Market Fixing Ltd. PM	0.074	04/12/2011	GSC	3,100	87	0	87
Pay	London Gold Market Fixing Ltd. PM	0.078	07/08/2011	DUB	1,800	77	0	77
Pay	NYMEX Natural Gas February Futures	0.204	01/26/2011	SOG	800	12	0	12
Pay	S&P GSCI Crude Oil Index	0.111	05/17/2011	DUB	2,100	90	0	90
Pay	S&P GSCI Crude Oil Index	0.114	05/17/2011	DUB	400	13	0	13

						$331	$0	$331

(8)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(k)	Purchased options outstanding on December 31, 2010:

Optionson Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	17	$155	$156

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	9,000	$22	$58

(l)	Written options outstanding on December 31, 2010:

Optionson Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$250.000	12/31/2011	17	$155	$172

See Accompanying Notes	Annual Report	December 31, 2010	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	62	$26	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	179	84	102
Call - OTC DJUBS January Futures	245.000	01/04/2011	1,500,000	60	0
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	62	32	230
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	179	114	76
Put - OTC DJUBS January Futures	160.000	01/04/2011	1,500,000	81	3

				$397	$412

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	9,000	$51	$107
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	14	27
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	10	20
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		39,600	318	537
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,800	52	73
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,600	76	96
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,600	64	71
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	34	38
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		6,600	73	83
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		2,300	5	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		2,300	11	54
Call - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		5,900	12	0
Put - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		5,900	29	139
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,900	13	1

								$772	$1,251

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$		800	$2	$2
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011			800	2	1
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011			400	1	1
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011			400	2	2
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011			900	1	1
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011			400	2	0
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011			600	3	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011		EUR	700	3	0
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011			500	3	1
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011			2,400	7	6
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011			2,400	18	4
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011			400	3	0
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011			1,800	6	1

								$53	$21

Straddle Options
Description	Counterparty	Exercise Price (9)	Expiration Date	Notional Amount		Premium (9)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	4,000	$21	$32
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		3,900	20	32
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		8,500	94	143
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		9,600	104	161

						$239	$368

(9)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$3,400	$29	$33
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	12,100	108	121
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	1,000	13	10
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,300	10	14

						$160	$178

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	5,000,022	$110,900	EUR	0	$1,347
Sales	1,287	370,000		9,600	3,294
Closing Buys	(2,000,606)	(253,200)		(1,400)	(2,459)
Expirations	0	(11,400)		0	(54)
Exercised	(204)	(67,800)		0	(352)

Balance at 12/31/2010	3,000,499	$148,500	EUR	8,200	$1,776

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (10)
Fannie Mae	4.000%	01/01/2041	$19,000	$18,923	$18,905
Treasury Inflation Protected Securities	1.250%	07/15/2020	1,204	1,228	1,235

				$20,151	$20,140

(10)	Market value includes $1 of interest payable on short sales.

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,268	01/2011	RBS	$0	$(86)	$(86)
Buy	BRL	4,944	03/2011	CITI	42	0	42
Buy	CAD	1,342	02/2011	BOA	24	0	24
Buy		1,174	02/2011	CITI	11	0	11
Buy		2,309	02/2011	DUB	28	0	28
Buy		1,272	02/2011	UBS	16	0	16
Buy	CNY	2,523	01/2011	BOA	3	0	3
Buy		4,418	01/2011	DUB	11	0	11
Sell		5,000	01/2011	DUB	0	(8)	(8)
Buy		6,370	01/2011	JPM	12	0	12
Sell		12,827	01/2011	JPM	0	(24)	(24)
Buy		4,515	01/2011	MSC	5	0	5
Buy		824	11/2011	BCLY	0	(1)	(1)
Buy		4,954	11/2011	CITI	4	0	4
Buy		3,071	11/2011	JPM	0	(2)	(2)
Buy		5,000	02/2012	DUB	7	0	7
Buy		12,827	02/2012	JPM	27	0	27
Buy	EUR	163	01/2011	BCLY	1	0	1
Sell		1,072	01/2011	BOA	1	(21)	(20)
Buy		3,686	01/2011	CITI	0	(114)	(114)
Sell		11,155	01/2011	CITI	556	(10)	546
Sell		704	01/2011	CSFB	0	(10)	(10)
Sell		2,570	01/2011	RBC	0	(34)	(34)
Sell		940	01/2011	UBS	0	(13)	(13)
Sell		450	02/2011	BCLY	0	(10)	(10)
Sell		470	02/2011	UBS	0	(10)	(10)
Buy	IDR	6,403,200	10/2011	CITI	0	0	0
Buy	INR	73,826	03/2011	BCLY	17	(1)	16
Buy		3,581	03/2011	BOA	4	0	4
Buy		78,029	03/2011	CITI	16	(2)	14
Buy		105,748	03/2011	DUB	25	(1)	24
Buy		40,485	03/2011	JPM	24	0	24
Buy		8,756	03/2011	RBS	0	0	0
Buy		4,079	03/2011	UBS	0	0	0
Sell	JPY	827	01/2011	GSC	0	0	0
Sell		493	01/2011	RBC	0	0	0
Sell		985	01/2011	RBS	0	0	0
Buy	KRW	339,450	01/2011	CITI	0	0	0
Buy		1,121,880	01/2011	DUB	0	(9)	(9)
Buy		272,928	01/2011	GSC	1	0	1
Sell		2,314,944	01/2011	JPM	0	(35)	(35)
Buy		580,686	01/2011	UBS	3	0	3
Buy		1,584,450	05/2011	BCLY	0	(7)	(7)
Buy		2,472,235	05/2011	CITI	2	(7)	(5)
Buy		824,080	05/2011	DUB	1	(3)	(2)
Buy		89,040	05/2011	GSC	0	0	0
Buy		208,000	05/2011	HSBC	0	(2)	(2)
Buy		2,795,844	05/2011	JPM	43	0	43

See Accompanying Notes	Annual Report	December 31, 2010	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		418,000	05/2011	RBS	$0	$0	$0
Buy		113,820	05/2011	UBS	1	0	1
Buy	MYR	3,798	02/2011	BCLY	31	0	31
Buy		2,136	02/2011	CITI	8	0	8
Buy	PHP	69,085	02/2011	CITI	11	0	11
Buy		10,714	02/2011	DUB	0	0	0
Buy		3,310	02/2011	UBS	0	0	0
Buy		53,234	06/2011	CITI	15	0	15
Buy		9,794	06/2011	DUB	3	0	3
Buy		25,113	06/2011	HSBC	5	0	5
Buy		6,431	06/2011	JPM	2	0	2
Buy	SGD	1,045	02/2011	BCLY	14	0	14
Buy		999	02/2011	CITI	14	0	14
Buy		269	02/2011	UBS	4	0	4
Buy		1,619	03/2011	DUB	32	0	32

					$1,024	$(410)	$614

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$224,459	$978	$225,437
Industrials	0	17,462	0	17,462
Utilities	0	3,878	0	3,878
Convertible Bonds & Notes
Industrials	0	6,479	0	6,479
Municipal Bonds & Notes
Ohio	0	132	0	132
West Virginia	0	69	0	69
U.S. Government Agencies	0	55,073	6,647	61,720
U.S. Treasury Obligations	0	593,958	0	593,958
Mortgage-Backed Securities	0	35,451	1,852	37,303
Asset-Backed Securities	0	15,227	6,566	21,793
Sovereign Issues	0	15,154	0	15,154
Convertible Preferred Securities
Banking & Finance	300	0	0	300
Short-Term Instruments
Certificates of Deposit	0	6,701	0	6,701
Corporate Bonds & Notes	0	800	3,996	4,796
Repurchase Agreements	0	133,250	0	133,250
U.S. Treasury Bills	0	4,787	0	4,787
PIMCO Short-Term Floating NAV Portfolio	2,846	0	0	2,846
Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Purchased Options

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Interest Rate Contracts	$0	$58	$0	$58
Commodity Contracts	0	0	156	156
	$3,146	$1,112,938	$20,195	$1,136,279

Short Sales, at value	$0	$(20,140)	$0	$(20,140)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	347	0	347
Foreign Exchange Contracts	0	1,024	0	1,024
Interest Rate Contracts	26	456	0	482
Commodity Contracts	368	8,137	0	8,505
	$394	$9,964	$0	$10,358

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(432)	0	(432)
Foreign Exchange Contracts	0	(410)	0	(410)
Interest Rate Contracts	(6)	(1,705)	(546)	(2,257)
Commodity Contracts	(184)	(209)	(172)	(565)
	$(190)	$(2,756)	$(718)	$(3,664)

Totals	$3,350	$1,100,006	$19,477	$1,122,833

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes Banking & Finance	$0	$952	$(3)	$5	$0	$24	$0	$0	$978	$24
U.S. Government Agencies	0	6,699	(44)	0	0	(8)	0	0	6,647	(8)
Mortgage-Backed Securities	$0	$1,802	$0	$0	$0	$50	$0	$0	$1,852	$50
Asset-Backed Securities	0	6,747	(171)	20	4	(34)	0	0	6,566	(34)
Short-Term Instruments
Corporate Bonds & Notes	0	3,996	0	1	0	(1)	0	0	3,996	(1)
Purchased Options
Commodity	0	155	0	0	0	1	0	0	156	1

	$0	$20,351	$(218)	$26	$4	$32	$0	$0	$20,195	$32

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(400)	0	0	(146)	0	0	(546)	(146)
Commodity Contracts	(359)	39	(155)	0	(39)	339	0	3	(172)	(17)

	$(359)	$39	$(555)	$0	$(39)	$193	$0	$3	$(718)	$(163)

Totals	$(359)	$20,390	$(773)	$26	$(35)	$225	$0	$3	$19,477	$(131)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments, at value (purchased options)	$58	$0	$0	$0	$156	$214
Variation margin receivable(2)	18	0	0	0	0	18
Unrealized appreciation on foreign currency contracts	0	1,024	0	0	0	1,024
Unrealized appreciation on swap agreements	456	0	347	0	8,137	8,940

	$532	$1,024	$347	$0	$8,293	$10,196

Liabilities:
Written options outstanding	$2,206	$0	$21	$0	$175	$2,402
Variation margin payable(2)	5	0	0	0	18	23
Unrealized depreciation on foreign currency contracts	0	410	0	0	0	410
Unrealized depreciation on swap agreements	45	0	411	0	206	662

	$2,256	$410	$432	$0	$399	$3,497

See Accompanying Notes	Annual Report	December 31, 2010	19

Consolidated Schedule of Investments  PIMCO CommodityRealReturn® Strategy Portfolio  (Cont.)

December 31, 2010

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$89	$89
Net realized gain (loss) on futures contracts, written options and swaps	2,227	54	(1,115)	0	91,902	93,068
Net realized gain on foreign currency transactions	0	357	0	0	0	357

	$2,227	$411	$(1,115)	$0	$91,991	$93,514

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$37	$0	$0	$0	$0	$37
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,434)	0	870	0	9,853	9,289
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	567	0	0	0	567

	$(1,397)	$567	$870	$0	$9,853	$9,893

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $204 as reported in the Notes to Schedule of Investments.

20	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

22	PIMCO Variable Insurance Trust

December 31, 2010

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an

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December 31, 2010

amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or

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Notes to Financial Statements (Cont.)

other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the

Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

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December 31, 2010

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of December 31, 2010, net assets of the Portfolio were approximately $710 million, of which approximately $181 million, or approximately 25.5%, represented the Portfolio’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2010, the amount was $674,487.

28	PIMCO Variable Insurance Trust

December 31, 2010

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Consolidated Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$865	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 46,480	$687,268	$(730,900)		$(2)	$0	$2,846	$68

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,985,015	$4,825,191	$316,511	$168,853

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	19,065	$159,782	28,847	$228,893
Advisor Class	4,713	39,450	3,959	31,279
Issued as reinvestment of distributions
Administrative Class	9,989	80,797	7,181	60,731
Advisor Class	2,060	16,772	1,279	10,840
Cost of shares redeemed
Administrative Class	(20,602)	(169,183)	(11,116)	(87,986)
Advisor Class	(2,147)	(17,663)	(1,218)	(9,887)
Net increase resulting from Portfolio share transactions	13,078	$109,955	28,932	$233,870

Annual Report	December 31, 2010	29

Notes to Financial Statements (Cont.)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	3	69	*
Advisor Class	5	76

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral
$106,818	$—	$(4,063)	$(756)	$(6,844)	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—	$(6,844)

30	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 1,140,700	$1,820	$(6,241)	$(4,421)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$97,569	$—	$—
12/31/2009	$52,451	$19,536	$—

(5)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

32	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange

Index Abbreviations:
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CDX.IG	Credit Derivatives Index - Investment Grade	ENHGD84T	Dow Jones-AIG E84 Total Return	RPI	Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	SPGCWHP	S&P GSCI Wheat Index
DJUBS	Dow Jones-UBS Commodity Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.44%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

36	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

38	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA09_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO Variable Insurance Trust

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.3%
Corporate Bonds & Notes	21.7%
Short-Term Instruments	13.4%
U.S. Government Agencies	5.4%
Mortgage-Backed Securities	3.3%
Other	3.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (02/28/06)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	24.25%	4.46%
Dow Jones-UBS Commodity Index Total Return±	16.83%	2.20%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Subsidiary, as supplemented to date, is 1.21% for Advisor Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,323.35	$1,019.96
Expenses Paid During Period†	$6.09	$5.30

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio reflects net annualized expenses of application of an expense waiver at 0.12%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

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The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

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The Portfolio seeks to outperform the Dow Jones-UBS Commodity Index Total Return (“the Portfolio’s benchmark index”) by actively managing its commodity exposure, generally obtained via total return swaps on the index, by holding U.S. Treasury Inflation Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

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Active commodity strategies designed to combat the effects of contango (by holding futures contracts further out on the commodities futures curves) added value as the deferred roll indexes held within the Portfolio outperformed the Portfolio’s benchmark index, which holds front-month futures contracts.

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The Portfolio’s construction, which uses U.S. TIPS as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury bill collateral rate embedded in the Portfolio’s benchmark index.

»	An above-index U.S. nominal duration (or sensitivity to changes in market interest rates) benefited performance as the ten-year U.S. Treasury yield declined during the reporting period.

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A curve-steepening bias in the U.S. benefited performance as the yield curve steepened; specifically, the two-year U.S. Treasury yield decreased more than the thirty-year U.S. Treasury yield during the reporting period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads to U.S. Treasuries decreased during the reporting period.

»	Holdings of emerging market currencies, such as the Chinese yuan and the South Korean won, benefited performance as these currencies appreciated versus the U.S. dollar during the reporting period.

»	A below-index U.S. real duration during the majority of the reporting period detracted from performance as the ten-year U.S. real yield declined.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$8.64	$7.01	$13.35	$11.30	$11.68
Net investment income (a)	0.10	0.20	0.42	0.46	0.34
Net realized/unrealized gain (loss) on investments	1.72	2.64	(6.08)	2.11	(0.16)
Total income (loss) from investment operations	1.82	2.84	(5.66)	2.57	0.18
Dividends from net investment income	(1.25)	(0.44)	(0.56)	(0.52)	(0.51)
Distributions from net realized capital gains	(0.15)	(0.77)	(0.12)	0.00	(0.05)
Total distributions	(1.40)	(1.21)	(0.68)	(0.52)	(0.56)
Net asset value end of year or period	$9.06	$8.64	$7.01	$13.35	$11.30
Total return	24.25%	41.62%	(43.85)%	23.15%	1.51%
Net assets end of year or period (000s)	$133,279	$87,037	$42,491	$33,854	$6,084
Ratio of expenses to average net assets	1.03%	1.08%	1.16%	1.06%	1.03%*
Ratio of expenses to average net assets excluding waivers	1.15%	1.21%	1.25%	1.13%	1.03%*
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.97%	1.03%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.11%	1.12%	1.08%	1.04%	1.03%*
Ratio of net investment income to average net assets	1.21%	2.43%	3.19%	3.76%	3.50%*
Portfolio turnover rate	536%**	742%	1,156%	856%	993%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$1,000,183
Investments in Affiliates, at value	2,846
Repurchase agreements, at value	133,250
Deposits with counterparty	30
Foreign currency, at value	269
Receivable for investments sold	97,183
Receivable for investments sold on a delayed-delivery basis	21,978
Receivable for Portfolio shares sold	1,570
Interest and dividends receivable	6,176
Dividends receivable from Affiliates	8
Variation margin receivable	18
Swap premiums paid	1,551
Unrealized appreciation on foreign currency contracts	1,024
Unrealized appreciation on swap agreements	8,940
1,275,026

Liabilities:
Payable for reverse repurchase agreements	$55,475
Payable for investments purchased	50,214
Payable for investments in Affiliates purchased	8
Payable for investments purchased on a delayed-delivery basis	361,322
Payable for Portfolio shares redeemed	8,264
Payable for short sales	20,140
Overdraft due to custodian	4,632
Written options outstanding	2,402
Deposits from counterparty	60,755
Accrued related party fees	550
Variation margin payable	23
Swap premiums received	524
Unrealized depreciation on foreign currency contracts	410
Unrealized depreciation on swap agreements	662
Other liabilities	115
565,496

Net Assets	$709,530

Net Assets Consist of:
Paid in capital	$614,375
Undistributed net investment income	98,135
Accumulated undistributed net realized (loss)	(13,272)
Net unrealized appreciation	10,292
$709,530

Net Assets:
Administrative Class	$576,251
Advisor Class	133,279

Shares Issued and Outstanding:
Administrative Class	63,946
Advisor Class	14,704

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$9.01
Advisor Class	9.06

Cost of Investments Owned	$998,265
Cost of Investments in Affiliates Owned	$2,846
Cost of Repurchase Agreements Owned	$133,250
Cost of Foreign Currency Held	$267
Proceeds Received on Short Sales	$20,151
Premiums Received on Written Options	$1,776

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$12,658
Dividends	22
Dividends from Affiliate investments	68
Miscellaneous income	1
Total Income	12,749

Expenses:
Investment advisory fees	3,243
Supervisory and administrative fees	1,605
Servicing fees – Administrative Class	701
Distribution and/or servicing fees – Advisor Class	242
Trustees' fees	9
Interest expense	248
Total Expenses	6,048
Waiver by PIMCO	(674)
Net Expenses	5,374

Net Investment Income	7,375

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	28,060
Net realized (loss) on Affiliate investments	(2)
Net realized gain on futures contracts, written options and swaps	93,068
Net realized gain on foreign currency transactions	405
Net change in unrealized (depreciation) on investments	(6,125)
Net change in unrealized appreciation on futures contracts, written options and swaps	9,289
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	578
Net Gain	125,273

Net Increase in Net Assets Resulting from Operations	$132,648

*Foreign tax withholdings	$6

See Accompanying Notes	Annual Report	December 31, 2010	7

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$7,375	$11,573
Net realized gain	121,533	123,078
Net realized gain (loss) on Affiliate investments	(2)	20
Net change in unrealized appreciation	3,742	11,398
Net increase resulting from operations	132,648	146,069

Distributions to Shareholders:
From net investment income
Administrative Class	(71,572)	(22,026)
Advisor Class	(14,699)	(3,921)
From net realized capital gains
Administrative Class	(9,225)	(39,122)
Advisor Class	(2,073)	(6,918)

Total Distributions	(97,569)	(71,987)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	109,955	233,870

Total Increase in Net Assets	145,034	307,952

Net Assets:
Beginning of year	564,496	256,544
End of year*	$709,530	$564,496

*Including undistributed net investment income of:	$98,135	$82,996

**See	note 12 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$132,896

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(5,301,315)
Proceeds from sales of long-term securities	5,080,859
Purchases of short-term portfolio investments, net	(16,481)
Decrease in deposits with counterparty	202
Increase in receivable for investments sold	(85,866)
Increase in interest and dividends receivable	(1,038)
Decrease in swap premiums paid	89,239
Decrease in other assets	2
Increase in payable for investments purchased	136,250
Increase in accrued related party fees	35
Increase in reimbursement to PIMCO	47
Increase in other liabilities	34
Payments from futures transactions	998
Proceeds for currency transactions	415
Proceeds from short sale transactions	20,151
Change in unrealized appreciation on investments	(3,742)
Net realized gain on investments	(121,531)
Net premium on investments	3,296
Net cash used for operating activities	(65,548)

Cash flows received from financing activities:
Proceeds from shares sold	202,604
Payment on shares redeemed	(183,495)
Cash dividend paid*	0
Net borrowing of reverse repurchase agreements	2,482
Interest expense paid	(248)
Increase in overdraft due to custodian	4,632
Increase in deposits from counterparty	37,948
Net cash received from financing activities	63,923

Net Decrease in Cash and Foreign Currency	(1,625)

Cash and Foreign Currency:
Beginning of period	1,894
End of period	$269

*Reinvestment of dividends	$97,569

See Accompanying Notes	Annual Report	December 31, 2010	9

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 34.8%

BANKING & FINANCE 31.8%

Achmea Hypotheekbank NV
3.200% due 11/03/2014	$1,200	$	1,250

Ally Financial, Inc.
1.750% due 10/30/2012	3,000		3,054
6.875% due 09/15/2011	500		516
7.250% due 03/02/2011	500		505

American Express Bank FSB
0.391% due 05/29/2012	200		199

American Express Co.
7.250% due 05/20/2014	600		684

American Express Credit Corp.
0.381% due 02/24/2012	1,100		1,097
5.875% due 05/02/2013	400		435

American International Group, Inc.
3.650% due 01/15/2014	1,100		1,120
8.175% due 05/15/2068	800		858

ANZ National International Ltd.
0.724% due 08/19/2014	1,000		1,008
6.200% due 07/19/2013	1,300		1,432

Bank of America Corp.
5.375% due 06/15/2014	1,000		1,052

Bank of Montreal
2.850% due 06/09/2015	1,900		1,932

Bank of Scotland PLC
4.880% due 04/15/2011	700		708

Barclays Bank PLC
7.434% due 09/29/2049	200		198

BPCE S.A.
2.375% due 10/04/2013	600		599

Citibank N.A.
1.375% due 08/10/2011	13,400		13,483

Citigroup Funding, Inc.
1.875% due 10/22/2012	6,600		6,735

Citigroup, Inc.
0.566% due 11/05/2014	500		476
2.286% due 08/13/2013	300		305
5.250% due 02/27/2012	1,000		1,043
6.000% due 12/13/2013	1,500		1,640

Commonwealth Bank of Australia
0.582% due 09/17/2014	15,800		15,765
0.709% due 07/12/2013	8,900		8,923

Countrywide Financial Corp.
5.800% due 06/07/2012	300		316

DanFin Funding Ltd.
0.989% due 07/16/2013	1,900		1,899

Dexia Credit Local S.A.
0.703% due 03/05/2013	1,000		997
0.768% due 04/29/2014	7,900		7,877

FIH Erhvervsbank A/S
2.000% due 06/12/2013	300		305

Ford Motor Credit Co. LLC
3.039% due 01/13/2012	800		808
7.000% due 10/01/2013	400		429
7.250% due 10/25/2011	600		620
7.800% due 06/01/2012	200		213

General Electric Capital Corp.
0.304% due 09/21/2012	2,800		2,802
0.304% due 12/21/2012	3,100		3,102
0.466% due 06/01/2012	15,000		15,041
2.625% due 12/28/2012	2,200		2,283

Goldman Sachs Group, Inc.
0.466% due 02/06/2012	300		300
0.753% due 03/22/2016	2,000		1,891

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.789% due 01/12/2015		$6,000	$	5,806
1.350% due 11/15/2014	EUR	500		627

HBOS PLC
6.750% due 05/21/2018		$1,000		938

HCP, Inc.
6.700% due 01/30/2018		1,000		1,074

HSBC Finance Corp.
6.750% due 05/15/2011		3,000		3,065

ING Bank NV
1.103% due 03/30/2012		6,300		6,281
1.609% due 10/18/2013		5,200		5,197

International Lease Finance Corp.
0.633% due 07/01/2011		1,000		984
5.625% due 09/20/2013		400		404
6.500% due 09/01/2014		300		320
6.750% due 09/01/2016		300		322
7.125% due 09/01/2018		600		640

LeasePlan Corp. NV
3.000% due 05/07/2012		1,200		1,233

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)		700		177
7.000% due 09/27/2027 (a)		100		24

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000		1,041

Macquarie Bank Ltd.
2.600% due 01/20/2012		300		306

Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		2,000		1,982
1.764% due 09/27/2012	EUR	200		259
5.450% due 07/15/2014		$200		210
6.050% due 08/15/2012		6,600		6,991

MetLife of Connecticut Institutional Funding Ltd.
0.539% due 12/08/2011		1,000		996

Metropolitan Life Global Funding I
1.427% due 09/17/2012		2,500		2,541

Morgan Stanley
0.769% due 10/15/2015		600		563
1.357% due 03/01/2013	EUR	200		256
2.786% due 05/14/2013		$6,100		6,326

National Australia Bank Ltd.
0.790% due 07/08/2014		7,900		7,993
5.350% due 06/12/2013		1,000		1,084

New York Life Global Funding
1.144% due 12/20/2013	EUR	3,500		4,565
4.650% due 05/09/2013		$1,000		1,076

NIBC Bank NV
2.800% due 12/02/2014		5,200		5,365

Pacific Life Global Funding
5.150% due 04/15/2013		300		321

Racers
0.533% due 07/25/2017		997		978

Royal Bank of Scotland Group PLC
1.188% due 04/23/2012		500		505
1.293% due 01/30/2017	EUR	2,000		2,227
1.450% due 10/20/2011		$5,500		5,532
2.704% due 08/23/2013		3,700		3,760
3.000% due 12/09/2011		500		511

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		5,300		5,240

SLM Corp.
5.050% due 11/14/2014		2,000		1,913

UBS AG
2.250% due 08/12/2013		3,500		3,532

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		3,000		3,008

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Wachovia Corp.
0.418% due 04/23/2012	$6,900	$	6,894
2.057% due 05/01/2013	3,000		3,087

Wells Fargo Capital XIII
7.700% due 12/29/2049	500		519

Western Corporate Federal Credit Union
1.750% due 11/02/2012	1,800		1,833

Westpac Banking Corp.
0.492% due 12/14/2012	10,200		10,209
0.582% due 09/10/2014	300		301
3.585% due 08/14/2014	1,500		1,600

Westpac Securities NZ Ltd.
2.500% due 05/25/2012	900		921

			225,437

INDUSTRIALS 2.5%

Cardinal Health, Inc.
6.000% due 06/15/2017	1,500		1,662

DISH DBS Corp.
6.375% due 10/01/2011	600		619

Dow Chemical Co.
2.536% due 08/08/2011	1,200		1,213
4.850% due 08/15/2012	1,000		1,055

Georgia-Pacific LLC
8.125% due 05/15/2011	1,300		1,349

Masco Corp.
6.125% due 10/03/2016	1,000		1,023

Office Depot, Inc.
6.250% due 08/15/2013	1,000		1,005

Petroleos Mexicanos
5.500% due 01/21/2021	400		407

Rexam PLC
6.750% due 06/01/2013	400		436

RPM International, Inc.
6.500% due 02/15/2018	1,000		1,069

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000		1,100

Steel Dynamics, Inc.
7.375% due 11/01/2012	2,000		2,120

UST LLC
6.625% due 07/15/2012	900		966

Videotron Ltee
6.875% due 01/15/2014	500		509

Volkswagen International Finance NV
1.625% due 08/12/2013	2,500		2,500

Xstrata Canada Corp.
7.350% due 06/05/2012	400		429

			17,462

UTILITIES 0.5%

BP Capital Markets PLC
0.442% due 04/11/2011	200		200

Sprint Capital Corp.
7.625% due 01/30/2011	800		803
8.375% due 03/15/2012	800		850

Verizon Wireless Capital LLC
3.750% due 05/20/2011	2,000		2,025

			3,878

Total Corporate Bonds & Notes (Cost $244,664)			246,777

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.9%

INDUSTRIALS 0.9%

Amgen, Inc.
0.125% due 02/01/2011	$2,950	$2,961

Medtronic, Inc.
1.500% due 04/15/2011	3,500	3,518

Total Convertible Bonds & Notes (Cost $6,448)		6,479

MUNICIPAL BONDS & NOTES 0.0%

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	200	132

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	69

Total Municipal Bonds & Notes (Cost $288)		201

U.S. GOVERNMENT AGENCIES 8.7%

Fannie Mae
0.611% due 05/25/2042	16	16
1.530% due 10/01/2044	16	16
2.631% due 05/25/2035	126	130
2.688% due 11/01/2034	101	106
4.000% due 07/01/2040 - 12/01/2040	19,000	18,926
4.500% due 04/01/2023 - 04/01/2024	4,074	4,279
5.122% due 07/01/2035	142	151
5.318% due 11/01/2035	365	390
5.378% due 01/01/2036	627	669
5.500% due 12/01/2036	11,062	11,863
5.950% due 02/25/2044	37	41
8.000% due 07/25/2026	3,400	3,398

Freddie Mac
0.211% due 12/21/2011 - 12/29/2011	10,600	10,600
0.490% due 02/15/2019	1,063	1,064
0.521% due 08/25/2031	3	3
1.542% due 02/25/2045	159	157
2.490% due 01/01/2034	16	17
6.289% due 09/01/2036	442	465
6.537% due 10/01/2036	564	596
6.610% due 07/01/2036	510	536

Ginnie Mae
0.561% due 03/20/2037	4,237	4,227

NCUA Guaranteed Notes
0.715% due 10/07/2020	1,456	1,454
0.821% due 12/08/2020	1,800	1,794

Small Business Administration
5.510% due 11/01/2027	757	822

Total U.S. Government Agencies (Cost $61,638)		61,720

U.S. TREASURY OBLIGATIONS 83.7%

Treasury Inflation Protected Securities (d)
0.625% due 04/15/2013	5,174	5,335
1.250% due 04/15/2014 (f)(i)	25,838	27,196
1.250% due 07/15/2020 (h)	39,419	40,417
1.375% due 07/15/2018 (i)	11,057	11,668
1.375% due 01/15/2020	22,858	23,786
1.625% due 01/15/2015 (i)	50,968	54,412
1.625% due 01/15/2018 (i)	11,898	12,747
1.875% due 07/15/2013	29,297	31,263
1.875% due 07/15/2015 (f)(h)	21,027	22,804
1.875% due 07/15/2019	25,438	27,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/15/2012	$1,401	$1,453
2.000% due 01/15/2014 (h)(i)	35,038	37,650
2.000% due 07/15/2014	47,287	51,162
2.000% due 01/15/2016	12,122	13,215
2.000% due 01/15/2016 (i)	64,142	69,925
2.000% due 01/15/2026	2,864	3,048
2.125% due 01/15/2019	7,437	8,240
2.125% due 02/15/2040	101	107
2.375% due 01/15/2017	10,845	12,099
2.375% due 01/15/2017 (i)	12,908	14,400
2.375% due 01/15/2025	10,560	11,778
2.500% due 07/15/2016	19,927	22,390
2.500% due 01/15/2029	5,400	6,144
2.625% due 07/15/2017 (i)	24,273	27,654
3.000% due 07/15/2012 (h)	31,772	33,773
3.375% due 01/15/2012	4,065	4,252
3.625% due 04/15/2028	1,487	1,925
3.875% due 04/15/2029	2,262	3,040

U.S. Treasury Notes
0.375% due 08/31/2012	1,810	1,807
0.500% due 11/30/2012	12,300	12,273
0.625% due 06/30/2012	300	301

Total U.S. Treasury Obligations (Cost $595,967)		593,958

MORTGAGE-BACKED SECURITIES 5.3%

American General Mortgage Loan Trust
5.150% due 03/25/2058	1,643	1,712

Arkle Master Issuer PLC
0.374% due 02/17/2052	4,800	4,754
1.434% due 05/17/2060	1,600	1,591

Banc of America Large Loan, Inc.
0.770% due 08/15/2029	874	813
5.621% due 06/24/2050	300	321

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035	381	333
5.189% due 11/25/2034	320	301

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035	79	76
2.430% due 08/25/2035	135	128
2.730% due 03/25/2035	246	234
2.934% due 03/25/2035	78	75
3.060% due 03/25/2035	235	195
3.138% due 01/25/2035	908	841

Bear Stearns Commercial Mortgage Securities
0.000% due 05/18/2011 (b)	800	794

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	7	7

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	644	423
5.339% due 12/26/2046	3,751	2,642

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	91	97

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	158	149
2.560% due 08/25/2035	176	159
2.680% due 12/25/2035	1,328	1,278
5.873% due 09/25/2037	1,196	869

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	400	430
5.886% due 11/15/2044	200	214

Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	599	601

Countrywide Alternative Loan Trust
0.456% due 12/20/2046	2,730	1,438
6.000% due 02/25/2037	485	361

Countrywide Home Loan Mortgage Pass-Through Trust
2.969% due 11/19/2033	13	13
2.984% due 08/25/2034	87	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	$400	$416
5.467% due 09/18/2039	1,000	1,057

First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034	33	30

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	1,693	1,667

Granite Master Issuer PLC
0.301% due 12/20/2054	423	394

Greenpoint Mortgage Funding Trust
0.341% due 01/25/2047	184	176
0.531% due 11/25/2045	18	12

GS Mortgage Securities Corp. II
0.396% due 03/06/2020	300	289
4.592% due 08/10/2043	1,400	1,416

GSR Mortgage Loan Trust
3.038% due 01/25/2035	175	165

Harborview Mortgage Loan Trust
0.501% due 03/19/2036	107	66

Indymac INDA Mortgage Loan Trust
5.061% due 11/25/2035	528	467

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	340	353
5.429% due 12/12/2043	310	329

JPMorgan Mortgage Trust
3.011% due 07/25/2035	185	178
3.151% due 08/25/2035	216	191
5.036% due 02/25/2035	896	899

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	200	211

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034	100	94

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	100	105

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	517	472

Morgan Stanley Capital I
5.879% due 06/11/2049	25	27

RBSCF Trust
6.014% due 12/16/2049	600	642

Residential Accredit Loans, Inc.
0.511% due 08/25/2037	2,330	1,445
1.688% due 09/25/2045	290	181

Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	27	16
2.770% due 02/25/2034	45	43

Structured Asset Mortgage Investments, Inc.
0.591% due 10/19/2034	39	36

Vornado DP LLC
4.004% due 09/13/2028	1,500	1,457

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	806	754
0.351% due 09/15/2021	510	497
5.088% due 08/15/2041	300	318
5.418% due 01/15/2045	310	333
5.572% due 10/15/2048	200	210

WaMu Mortgage Pass-Through Certificates
1.098% due 05/25/2047	462	307
5.264% due 12/25/2035	545	493
5.503% due 08/25/2035	221	206

Wells Fargo Mortgage-Backed Securities Trust
3.203% due 03/25/2036	492	438

Total Mortgage-Backed Securities (Cost $36,501)		37,303

See Accompanying Notes	Annual Report	December 31, 2010	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.1%

AMMC CDO
0.512% due 05/03/2018		$500	$470

Aquilae CLO PLC
1.341% due 01/17/2023	EUR	757	898

ARES CLO Funds
0.530% due 03/12/2018		$693	652

Carrington Mortgage Loan Trust
0.581% due 10/25/2035		153	146

Credit-Based Asset Servicing & Securitization LLC
0.381% due 07/25/2037		44	40

Ford Credit Auto Owner Trust
2.760% due 05/15/2013		2,210	2,236

GSAMP Trust
0.331% due 12/25/2036		141	103

Gulf Stream Compass CLO Ltd.
0.649% due 07/15/2016		377	358

HSBC Home Equity Loan Trust
5.910% due 03/20/2036		85	85

Illinois Student Assistance Commission
0.767% due 04/25/2017		500	499

Landmark CDO Ltd.
0.596% due 06/01/2017		1,577	1,479

LCM LP
0.534% due 03/21/2019		1,100	1,027

Morgan Stanley ABS Capital I
0.311% due 11/25/2036		8	8

Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		254	196

Navigator CDO Ltd.
1.136% due 11/15/2015		413	399

Nelnet Student Loan Trust
0.988% due 07/25/2018		400	403

Olympic CLO Ltd.
0.716% due 05/15/2016		60	59

Premium Loan Trust Ltd.
0.668% due 10/25/2014		293	284

Residential Asset Mortgage Products, Inc.
0.341% due 02/25/2037		101	101

SLM Student Loan Trust
0.288% due 04/25/2017		19	19
0.328% due 04/25/2019		2,200	2,122
1.105% due 10/25/2023	EUR	900	1,119
1.788% due 04/25/2023		$6,303	6,515
1.910% due 12/15/2017		769	769

Specialty Underwriting & Residential Finance
0.321% due 01/25/2038		209	196

Structured Asset Securities Corp.
1.753% due 04/25/2035		791	601

Symphony CLO Ltd.
0.526% due 05/15/2019		700	634

WAMU Asset-Backed Certificates
0.311% due 01/25/2037		71	69

Wood Street CLO BV
1.388% due 03/29/2021	EUR	248	306

Total Asset-Backed Securities (Cost $21,591)			21,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	600	$593
3.000% due 09/20/2025		3,700	4,042
4.000% due 08/20/2020		1,200	1,987

Export-Import Bank of Korea
1.352% due 03/13/2012		$2,700	2,699

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	300	311

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		$5,000	5,014
2.125% due 01/30/2012		500	508

Total Sovereign Issues (Cost $14,407)			15,154

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		300	300

Total Convertible Preferred Securities (Cost $300)			300

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.5%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
1.392% due 12/16/2011		$6,700	6,701

CORPORATE BONDS & NOTES 0.7%

Banco Santander Brasil S.A.
2.596% due 12/29/2011		4,100	3,996

Pacific Gas & Electric Co.
0.869% due 10/11/2011		300	300

WM Wrigley Jr. Co.
1.678% due 06/28/2011		500	500

			4,796

REPURCHASE AGREEMENTS 18.8%

Banc of America Securities LLC
0.260% due 01/03/2011		16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $17,499. Repurchase proceeds are $16,900.)

Barclays Capital, Inc.
0.170% due 01/13/2011		10,000	10,000
(Dated 12/23/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.625% due 01/15/2015 valued at $10,214. Repurchase proceeds are $10,000.)
0.250% due 01/03/2011		13,000	13,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 06/30/2017 valued at $13,323. Repurchase proceeds are $13,000.)
0.250% due 01/03/2011		17,100	17,100
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.625% due 02/15/2040 valued at $17,715. Repurchase proceeds are $17,100.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets, Inc.
0.270% due 01/03/2011	$16,900	$16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 12/31/2014 valued at $17,260. Repurchase proceeds are $16,900.)

Credit Suisse Securities (USA) LLC
0.230% due 01/03/2011	16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $17,285. Repurchase proceeds are $16,900.)

Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $17,396. Repurchase proceeds are $16,900.)

J.P. Morgan Securities, Inc.
0.200% due 01/03/2011	16,900	16,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $17,282. Repurchase proceeds are $16,900.)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	6,900	6,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.375% due 09/30/2012 valued at $7,065. Repurchase proceeds are $6,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	1,750	1,750
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,790. Repurchase proceeds are $1,750.)

		133,250

U.S. TREASURY BILLS 0.7%
0.178% due 01/27/2011 - 06/23/2011 (c)(g)	4,790	4,787

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 0.4%
	284,096	2,846

Total Short-Term Instruments (Cost $152,380)		152,380

PURCHASED OPTIONS (k) 0.0%
(Cost $177)		214

Total Investments 160.1% (Cost $1,134,361)		$1,136,279

Written Options (l) (0.3%) (Premiums $1,776)		(2,402)

Other Assets and Liabilities (Net) (59.8%)		(424,347)

Net Assets 100.0%		$709,530

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $630 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $4,027 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $104,167 at a weighted average interest rate of 0.214%. On December 31, 2010, securities valued at $55,516 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,504 and cash of $30 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2011	142	$7
90-Day Eurodollar March Futures	Long	03/2011	203	19
90-Day Eurodollar March Futures	Long	03/2012	22	(6)
Euro-Mill Wheat November Futures	Long	11/2011	149	298
Wheat December Futures	Short	12/2011	55	(155)
Wheat March Futures	Long	03/2011	45	70
Wheat March Futures	Short	03/2011	45	(29)

				$204

(j)	Swap agreements outstanding on December 31, 2010:

Credit	Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.676%	$	1,500	$8	$0	$8
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.459%		1,000	(93)	0	(93)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.930%		1,000	16	0	16
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.520%		1,000	31	0	31
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.949%		1,000	(56)	(24)	(32)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.550%		400	(9)	0	(9)
Royal Bank of Scotland Group PLC	UBS	(1.000%	)	03/20/2017	4.957%	EUR	1,700	448	210	238
RPM International, Inc.	GSC	(1.500%	)	03/20/2018	1.434%	$	1,000	(5)	0	(5)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.442%		1,000	(4)	0	(4)
UST LLC	BOA	(0.340%	)	09/20/2012	0.154%		900	(3)	0	(3)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.387%		400	(3)	0	(3)

								$330	$186	$144

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$	1,000	$(1)	$(14)	$13
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.402%		1,800	(57)	(60)	3
Brazil Government International Bond	RBS	1.000%	06/20/2015	1.033%		500	(1)	(10)	9
France Government Bond	BOA	0.250%	12/20/2015	1.062%		900	(34)	(20)	(14)
France Government Bond	CITI	0.250%	06/20/2015	1.003%		800	(26)	(19)	(7)
France Government Bond	CITI	0.250%	12/20/2015	1.062%		600	(23)	(17)	(6)
France Government Bond	DUB	0.250%	06/20/2015	1.003%		500	(16)	(16)	0
France Government Bond	JPM	0.250%	06/20/2015	1.003%		500	(16)	(18)	2
France Government Bond	JPM	0.250%	12/20/2015	1.062%		5,200	(198)	(105)	(93)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		700	(26)	(13)	(13)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		3,600	54	81	(27)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.691%		100	1	2	(1)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		600	10	13	(3)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.691%		600	9	12	(3)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.691%		500	7	11	(4)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%		200	0	(2)	2
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		500	(1)	(6)	5
Republic of Italy Government Bond	DUB	1.000%	12/20/2015	2.372%		600	(36)	(21)	(15)

See Accompanying Notes	Annual Report	December 31, 2010	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	2.338%	$	500	$(27)	$(12)	$(15)
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		1,000	15	8	7
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.715%		4,200	59	99	(40)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,500	22	12	10

							$(285)	$(95)	$(190)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	600	$83	$85	$(2)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		800	110	119	(9)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		2,600	360	364	(4)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		1,500	208	212	(4)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		900	125	127	(2)
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		3,500	26	23	3

						$912	$930	$(18)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP	EUR	1,700	$73	$0	$73
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		600	25	0	25
Pay	1-Month GBP-United Kingdom RPI Index	3.440%	09/14/2012	RBS	GBP	1,000	(10)	0	(10)
Pay	1-Month GBP-United Kingdom RPI Index	3.450%	09/15/2012	DUB		300	(3)	0	(3)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	4,100	(90)	(73)	(17)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,400	(43)	(86)	43
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		1,100	10	4	6
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		2,000	(6)	0	(6)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		5,300	(13)	(4)	(9)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		6,900	55	21	34
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		4,300	15	(4)	19
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		4,900	80	44	36
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		8,800	142	70	72
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	12	1	11
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		800	48	2	46
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		9,500	41	5	36
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		3,800	16	5	11
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		3,200	17	0	17
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		400	3	1	2
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		900	7	4	3
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		4,000	38	16	22

							$417	$6	$411

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BXCS1461 Index	20,852	3-Month USD-LIBOR plus a specified spread	$58,250	01/27/2011	BCLY	$628
Receive	DJUBSF3T Index	82,889	3-Month USD-LIBOR plus a specified spread	55,310	01/27/2011	BCLY	621
Receive	DJUBSTR Index	102,481	3-Month USD-LIBOR plus a specified spread	33,080	01/27/2011	BCLY	357
Receive	CVICSTR3 Index	42,781	3-Month USD-LIBOR plus a specified spread	14,680	01/27/2011	CITI	158

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Total Return Swaps on Indices (Cont.)
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF3T Index	9,921	3-Month USD-LIBOR plus a specified spread	$6,620	01/27/2011	CITI	$74
Receive (7)	SPGCKWP Index	31,916	0.200%	2,148	01/27/2011	CITI	(16)
Pay (7)	SPGCWHP Index	67,593	0.000%	1,846	01/27/2011	CITI	12
Pay (7)	DJUBSHG Index	8,881	0.000%	4,124	01/27/2011	CSFB	(129)
Receive	DJUBSTR Index	231,915	3-Month USD-LIBOR plus a specified spread	74,860	01/27/2011	CSFB	808
Receive (7)	SPGCICP Index	4,923	0.000%	4,136	01/27/2011	CSFB	89
Receive	DJUBSTR Index	112,612	3-Month USD-LIBOR plus a specified spread	36,350	01/27/2011	DUB	392
Receive	DJUBSTR Index	50,900	3-Month USD-LIBOR plus a specified spread	16,430	01/27/2011	GSC	177
Receive	ENHGD84T Index	139,209	3-Month USD-LIBOR plus a specified spread	56,330	01/27/2011	GSC	610
Receive	DJUBSF3T Index	18,088	3-Month USD-LIBOR plus a specified spread	12,070	01/27/2011	JPM	136
Receive	DJUBSTR Index	88,014	3-Month USD-LIBOR plus a specified spread	28,410	01/27/2011	JPM	307
Receive	DJUBSTR Index	19,022	3-Month USD-LIBOR plus a specified spread	6,140	01/27/2011	MLP	66
Pay	DJUBSTR Index	13,321	3-Month USD-LIBOR plus a specified spread	4,300	01/27/2011	MSC	(47)
Receive	DJUBSTR Index	242,418	3-Month USD-LIBOR plus a specified spread	78,250	01/27/2011	MSC	844
Receive	MOTT3001 Index	225,570	3-Month USD-LIBOR plus a specified spread	78,200	01/27/2011	MSC	843
Receive	MOTT3002 Index	366,772	3-Month USD-LIBOR plus a specified spread	125,350	01/27/2011	MSC	1,351
Receive	MOTT3007 Index	38,356	3-Month USD-LIBOR plus a specified spread	13,040	01/27/2011	MSC	138
Receive (7)	SPGCKWP Index	25,928	0.200%	1,745	01/27/2011	MSC	(14)
Pay (7)	SPGCWHP Index	57,535	0.000%	1,571	01/27/2011	MSC	10
Receive	DJUBSTR Index	53,038	3-Month USD-LIBOR plus a specified spread	17,120	01/27/2011	UBS	185

							$ 7,600

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(7)	At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (8)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	CBOT Corn March Futures	$0.152	02/18/2011	DUB	$1,200	$7	$0	$7
Pay	London Gold Market Fixing Ltd. PM	0.050	02/11/2011	DUB	2,600	45	0	45
Pay	London Gold Market Fixing Ltd. PM	0.074	04/12/2011	GSC	3,100	87	0	87
Pay	London Gold Market Fixing Ltd. PM	0.078	07/08/2011	DUB	1,800	77	0	77
Pay	NYMEX Natural Gas February Futures	0.204	01/26/2011	SOG	800	12	0	12
Pay	S&P GSCI Crude Oil Index	0.111	05/17/2011	DUB	2,100	90	0	90
Pay	S&P GSCI Crude Oil Index	0.114	05/17/2011	DUB	400	13	0	13

						$331	$0	$331

(8)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(k)	Purchased options outstanding on December 31, 2010:

Optionson Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	17	$155	$156

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	9,000	$22	$58

(l)	Written options outstanding on December 31, 2010:

Optionson Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$250.000	12/31/2011	17	$155	$172

See Accompanying Notes	Annual Report	December 31, 2010	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	62	$26	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	179	84	102
Call - OTC DJUBS January Futures	245.000	01/04/2011	1,500,000	60	0
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	62	32	230
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	179	114	76
Put - OTC DJUBS January Futures	160.000	01/04/2011	1,500,000	81	3

				$397	$412

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	9,000	$51	$107
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	14	27
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	10	20
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		39,600	318	537
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,800	52	73
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,600	76	96
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,600	64	71
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	34	38
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		6,600	73	83
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		2,300	5	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		2,300	11	54
Call - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		5,900	12	0
Put - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		5,900	29	139
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,900	13	1

								$772	$1,251

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$		800	$2	$2
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011			800	2	1
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011			400	1	1
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011			400	2	2
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011			900	1	1
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011			400	2	0
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011			600	3	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011		EUR	700	3	0
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011			500	3	1
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011			2,400	7	6
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011			2,400	18	4
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011			400	3	0
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011			1,800	6	1

								$53	$21

Straddle Options
Description	Counterparty	Exercise Price (9)	Expiration Date	Notional Amount		Premium (9)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	4,000	$21	$32
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		3,900	20	32
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		8,500	94	143
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		9,600	104	161

						$239	$368

(9)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$3,400	$29	$33
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	12,100	108	121
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	1,000	13	10
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,300	10	14

						$160	$178

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	5,000,022	$110,900	EUR	0	$1,347
Sales	1,287	370,000		9,600	3,294
Closing Buys	(2,000,606)	(253,200)		(1,400)	(2,459)
Expirations	0	(11,400)		0	(54)
Exercised	(204)	(67,800)		0	(352)

Balance at 12/31/2010	3,000,499	$148,500	EUR	8,200	$1,776

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (10)
Fannie Mae	4.000%	01/01/2041	$19,000	$18,923	$18,905
Treasury Inflation Protected Securities	1.250%	07/15/2020	1,204	1,228	1,235

				$20,151	$20,140

(10)	Market value includes $1 of interest payable on short sales.

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,268	01/2011	RBS	$0	$(86)	$(86)
Buy	BRL	4,944	03/2011	CITI	42	0	42
Buy	CAD	1,342	02/2011	BOA	24	0	24
Buy		1,174	02/2011	CITI	11	0	11
Buy		2,309	02/2011	DUB	28	0	28
Buy		1,272	02/2011	UBS	16	0	16
Buy	CNY	2,523	01/2011	BOA	3	0	3
Buy		4,418	01/2011	DUB	11	0	11
Sell		5,000	01/2011	DUB	0	(8)	(8)
Buy		6,370	01/2011	JPM	12	0	12
Sell		12,827	01/2011	JPM	0	(24)	(24)
Buy		4,515	01/2011	MSC	5	0	5
Buy		824	11/2011	BCLY	0	(1)	(1)
Buy		4,954	11/2011	CITI	4	0	4
Buy		3,071	11/2011	JPM	0	(2)	(2)
Buy		5,000	02/2012	DUB	7	0	7
Buy		12,827	02/2012	JPM	27	0	27
Buy	EUR	163	01/2011	BCLY	1	0	1
Sell		1,072	01/2011	BOA	1	(21)	(20)
Buy		3,686	01/2011	CITI	0	(114)	(114)
Sell		11,155	01/2011	CITI	556	(10)	546
Sell		704	01/2011	CSFB	0	(10)	(10)
Sell		2,570	01/2011	RBC	0	(34)	(34)
Sell		940	01/2011	UBS	0	(13)	(13)
Sell		450	02/2011	BCLY	0	(10)	(10)
Sell		470	02/2011	UBS	0	(10)	(10)
Buy	IDR	6,403,200	10/2011	CITI	0	0	0
Buy	INR	73,826	03/2011	BCLY	17	(1)	16
Buy		3,581	03/2011	BOA	4	0	4
Buy		78,029	03/2011	CITI	16	(2)	14
Buy		105,748	03/2011	DUB	25	(1)	24
Buy		40,485	03/2011	JPM	24	0	24
Buy		8,756	03/2011	RBS	0	0	0
Buy		4,079	03/2011	UBS	0	0	0
Sell	JPY	827	01/2011	GSC	0	0	0
Sell		493	01/2011	RBC	0	0	0
Sell		985	01/2011	RBS	0	0	0
Buy	KRW	339,450	01/2011	CITI	0	0	0
Buy		1,121,880	01/2011	DUB	0	(9)	(9)
Buy		272,928	01/2011	GSC	1	0	1
Sell		2,314,944	01/2011	JPM	0	(35)	(35)
Buy		580,686	01/2011	UBS	3	0	3
Buy		1,584,450	05/2011	BCLY	0	(7)	(7)
Buy		2,472,235	05/2011	CITI	2	(7)	(5)
Buy		824,080	05/2011	DUB	1	(3)	(2)
Buy		89,040	05/2011	GSC	0	0	0
Buy		208,000	05/2011	HSBC	0	(2)	(2)
Buy		2,795,844	05/2011	JPM	43	0	43

See Accompanying Notes	Annual Report	December 31, 2010	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		418,000	05/2011	RBS	$0	$0	$0
Buy		113,820	05/2011	UBS	1	0	1
Buy	MYR	3,798	02/2011	BCLY	31	0	31
Buy		2,136	02/2011	CITI	8	0	8
Buy	PHP	69,085	02/2011	CITI	11	0	11
Buy		10,714	02/2011	DUB	0	0	0
Buy		3,310	02/2011	UBS	0	0	0
Buy		53,234	06/2011	CITI	15	0	15
Buy		9,794	06/2011	DUB	3	0	3
Buy		25,113	06/2011	HSBC	5	0	5
Buy		6,431	06/2011	JPM	2	0	2
Buy	SGD	1,045	02/2011	BCLY	14	0	14
Buy		999	02/2011	CITI	14	0	14
Buy		269	02/2011	UBS	4	0	4
Buy		1,619	03/2011	DUB	32	0	32

					$1,024	$(410)	$614

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$224,459	$978	$225,437
Industrials	0	17,462	0	17,462
Utilities	0	3,878	0	3,878
Convertible Bonds & Notes
Industrials	0	6,479	0	6,479
Municipal Bonds & Notes
Ohio	0	132	0	132
West Virginia	0	69	0	69
U.S. Government Agencies	0	55,073	6,647	61,720
U.S. Treasury Obligations	0	593,958	0	593,958
Mortgage-Backed Securities	0	35,451	1,852	37,303
Asset-Backed Securities	0	15,227	6,566	21,793
Sovereign Issues	0	15,154	0	15,154
Convertible Preferred Securities
Banking & Finance	300	0	0	300
Short-Term Instruments
Certificates of Deposit	0	6,701	0	6,701
Corporate Bonds & Notes	0	800	3,996	4,796
Repurchase Agreements	0	133,250	0	133,250
U.S. Treasury Bills	0	4,787	0	4,787
PIMCO Short-Term Floating NAV Portfolio	2,846	0	0	2,846
Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Purchased Options

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Interest Rate Contracts	$0	$58	$0	$58
Commodity Contracts	0	0	156	156
	$3,146	$1,112,938	$20,195	$1,136,279

Short Sales, at value	$0	$(20,140)	$0	$(20,140)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	347	0	347
Foreign Exchange Contracts	0	1,024	0	1,024
Interest Rate Contracts	26	456	0	482
Commodity Contracts	368	8,137	0	8,505
	$394	$9,964	$0	$10,358

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(432)	0	(432)
Foreign Exchange Contracts	0	(410)	0	(410)
Interest Rate Contracts	(6)	(1,705)	(546)	(2,257)
Commodity Contracts	(184)	(209)	(172)	(565)
	$(190)	$(2,756)	$(718)	$(3,664)

Totals	$3,350	$1,100,006	$19,477	$1,122,833

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes Banking & Finance	$0	$952	$(3)	$5	$0	$24	$0	$0	$978	$24
U.S. Government Agencies	0	6,699	(44)	0	0	(8)	0	0	6,647	(8)
Mortgage-Backed Securities	$0	$1,802	$0	$0	$0	$50	$0	$0	$1,852	$50
Asset-Backed Securities	0	6,747	(171)	20	4	(34)	0	0	6,566	(34)
Short-Term Instruments
Corporate Bonds & Notes	0	3,996	0	1	0	(1)	0	0	3,996	(1)
Purchased Options
Commodity	0	155	0	0	0	1	0	0	156	1

	$0	$20,351	$(218)	$26	$4	$32	$0	$0	$20,195	$32

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(400)	0	0	(146)	0	0	(546)	(146)
Commodity Contracts	(359)	39	(155)	0	(39)	339	0	3	(172)	(17)

	$(359)	$39	$(555)	$0	$(39)	$193	$0	$3	$(718)	$(163)

Totals	$(359)	$20,390	$(773)	$26	$(35)	$225	$0	$3	$19,477	$(131)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments, at value (purchased options)	$58	$0	$0	$0	$156	$214
Variation margin receivable(2)	18	0	0	0	0	18
Unrealized appreciation on foreign currency contracts	0	1,024	0	0	0	1,024
Unrealized appreciation on swap agreements	456	0	347	0	8,137	8,940

	$532	$1,024	$347	$0	$8,293	$10,196

Liabilities:
Written options outstanding	$2,206	$0	$21	$0	$175	$2,402
Variation margin payable(2)	5	0	0	0	18	23
Unrealized depreciation on foreign currency contracts	0	410	0	0	0	410
Unrealized depreciation on swap agreements	45	0	411	0	206	662

	$2,256	$410	$432	$0	$399	$3,497

See Accompanying Notes	Annual Report	December 31, 2010	19

Consolidated Schedule of Investments  PIMCO CommodityRealReturn® Strategy Portfolio  (Cont.)

December 31, 2010

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$89	$89
Net realized gain (loss) on futures contracts, written options and swaps	2,227	54	(1,115)	0	91,902	93,068
Net realized gain on foreign currency transactions	0	357	0	0	0	357

	$2,227	$411	$(1,115)	$0	$91,991	$93,514

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$37	$0	$0	$0	$0	$37
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,434)	0	870	0	9,853	9,289
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	567	0	0	0	567

	$(1,397)	$567	$870	$0	$9,853	$9,893

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $204 as reported in the Notes to Schedule of Investments.

20	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

22	PIMCO Variable Insurance Trust

December 31, 2010

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an

24	PIMCO Variable Insurance Trust

December 31, 2010

amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the

Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

26	PIMCO Variable Insurance Trust

December 31, 2010

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of December 31, 2010, net assets of the Portfolio were approximately $710 million, of which approximately $181 million, or approximately 25.5%, represented the Portfolio’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2010, the amount was $674,487.

28	PIMCO Variable Insurance Trust

December 31, 2010

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Consolidated Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$865	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 46,480	$687,268	$(730,900)		$(2)	$0	$2,846	$68

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,985,015	$4,825,191	$316,511	$168,853

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	19,065	$159,782	28,847	$228,893
Advisor Class	4,713	39,450	3,959	31,279
Issued as reinvestment of distributions
Administrative Class	9,989	80,797	7,181	60,731
Advisor Class	2,060	16,772	1,279	10,840
Cost of shares redeemed
Administrative Class	(20,602)	(169,183)	(11,116)	(87,986)
Advisor Class	(2,147)	(17,663)	(1,218)	(9,887)
Net increase resulting from Portfolio share transactions	13,078	$109,955	28,932	$233,870

Annual Report	December 31, 2010	29

Notes to Financial Statements (Cont.)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	3	69	*
Advisor Class	5	76

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral
$106,818	$—	$(4,063)	$(756)	$(6,844)	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—	$6,844

30	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 1,140,700	$1,820	$(6,241)	$(4,421)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$97,569	$—	$—
12/31/2009	$52,451	$19,536	$—

(5)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

32	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange

Index Abbreviations:
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CDX.IG	Credit Derivatives Index - Investment Grade	ENHGD84T	Dow Jones-AIG E84 Total Return	RPI	Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	SPGCWHP	S&P GSCI Wheat Index
DJUBS	Dow Jones-UBS Commodity Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.44%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

36	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

38	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA11_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Russia	15.8%
Mexico	12.9%
Brazil	12.1%
Indonesia	7.2%
Turkey	7.0%
Colombia	6.8%
Short-Term Instruments	2.8%
Other	35.4%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	Class Inception (09/30/02)
PIMCO Emerging Markets Portfolio Administrative Class	12.15%	7.64%	13.07%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	12.04%	8.36%	12.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,060.75	$1,020.16
Expenses Paid During Period†	$5.19	$5.09

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

An out-of-benchmark exposure to Russian corporate credits and quasi-sovereign credits, obtained primarily via cash bonds, benefited relative performance as the Russian corporate/quasi sovereign sub index of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”) outperformed the Portfolio’s benchmark index, the JPMorgan Emerging Markets Bond Index (EMBI) Global, during the reporting period.

»	An underweight to Hungary contributed to relative performance as the Hungarian sub index of the JPMorgan EMBIG underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to China contributed to relative performance as the Chinese sub index of the JPMorgan EMBIG underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Argentina detracted from relative performance as the Argentinean sub index of the JPMorgan EMBIG outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Ukraine detracted from relative performance as the Ukrainian sub index of the JPMorgan EMBIG outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Venezuela detracted from relative performance as the Venezuelan sub index of the JPMorgan EMBIG outperformed the Portfolio’s benchmark index during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$12.68	$10.32	$13.67	$13.96	$13.66
Net investment income (a)	0.60	0.62	0.75	0.74	0.70
Net realized/unrealized gain (loss) on investments	0.91	2.44	(2.70)	0.05	0.52
Total income (loss) from investment operations	1.51	3.06	(1.95)	0.79	1.22
Dividends from net investment income	(0.65)	(0.70)	(0.83)	(0.80)	(0.73)
Distributions from net realized capital gains	0.00	0.00	(0.57)	(0.28)	(0.19)
Total distributions	(0.65)	(0.70)	(1.40)	(1.08)	(0.92)
Net asset value end of year	$13.54	$12.68	$10.32	$13.67	$13.96
Total return	12.15%	30.51%	(14.57)%	5.80%	9.25%
Net assets end of year (000s)	$295,917	$183,934	$127,501	$196,497	$207,298
Ratio of expenses to average net assets	1.00%	1.01%	1.13%	1.00%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.47%	5.39%	5.87%	5.33%	5.15%
Portfolio turnover rate	197%*	234%	198%	145%	283%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$309,066
Investments in Affiliates, at value	8,104
Repurchase agreements, at value	644
Cash	854
Deposits with counterparty	8
Foreign currency, at value	229
Receivable for investments sold	407
Receivable for Portfolio shares sold	980
Interest and dividends receivable	5,412
Dividends receivable from Affiliates	2
Swap premiums paid	1,372
Unrealized appreciation on foreign currency contracts	576
Unrealized appreciation on swap agreements	2,173
329,827

Liabilities:
Payable for reverse repurchase agreements	$1,719
Payable for investments purchased	1,518
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	371
Payable for Portfolio shares redeemed	63
Written options outstanding	453
Deposits from counterparty	2,450
Accrued related party fees	282
Swap premiums received	755
Unrealized depreciation on foreign currency contracts	271
Unrealized depreciation on swap agreements	184
Other liabilities	10
8,078

Net Assets	$321,749

Net Assets Consist of:
Paid in capital	$309,238
Undistributed net investment income	467
Accumulated undistributed net realized (loss)	(7,832)
Net unrealized appreciation	19,876
$321,749

Net Assets:
Administrative Class	$295,917
Advisor Class	25,832

Shares Issued and Outstanding:
Administrative Class	21,857
Advisor Class	1,908

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.54
Advisor Class	13.54

Cost of Investments Owned	$291,241
Cost of Investments in Affiliates Owned	$8,104
Cost of Repurchase Agreements Owned	$644
Cost of Foreign Currency Held	$220
Premiums Received on Written Options	$196

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$13,968
Dividends from Affiliate investments	28
Total Income	13,996

Expenses:
Investment advisory fees	1,149
Supervisory and administrative fees	1,021
Servicing fees – Administrative Class	355
Distribution and/or servicing fees – Advisor Class	47
Trustees' fees	4
Interest expense	4
Miscellaneous expense	2
Total Expenses	2,582

Net Investment Income	11,414

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,419
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts, written options and swaps	3,054
Net realized (loss) on foreign currency transactions	(208)
Net change in unrealized appreciation on investments	9,059
Net change in unrealized appreciation on futures contracts, written options and swaps	726
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	196
Net Gain	15,247

Net Increase in Net Assets Resulting from Operations	$26,661

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$11,414	$8,469
Net realized gain (loss)	5,265	(8,252)
Net realized gain on Affiliate investments	1	11
Net change in unrealized appreciation	9,981	40,191
Net increase resulting from operations	26,661	40,419

Distributions to Shareholders:
From net investment income
Administrative Class	(11,589)	(9,049)
Advisor Class	(893)	(415)

Total Distributions	(12,482)	(9,464)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	112,501	32,689

Total Increase in Net Assets	126,680	63,644

Net Assets:
Beginning of year	195,069	131,425
End of year*	$321,749	$195,069

*Including undistributed (overdistributed) net investment income of:	$467	$(7)

**See	note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%

Bahrain Government International Bond
5.500% due 03/31/2020		$2,300	$2,349

Total Bahrain (Cost $2,292)			2,349

BARBADOS 0.4%

CORPORATE BONDS & NOTES 0.4%

Columbus International, Inc.
11.500% due 11/20/2014		$1,300	1,450

Total Barbados (Cost $1,398)			1,450

BERMUDA 1.5%

CORPORATE BONDS & NOTES 1.5%

Noble Group Ltd.
4.875% due 08/05/2015		$200	206
6.625% due 08/05/2020		300	315
6.750% due 01/29/2020		2,550	2,834

Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,341

Total Bermuda (Cost $4,452)			4,696

BRAZIL 11.9%

CORPORATE BONDS & NOTES 6.0%

Banco do Brasil S.A.
4.500% due 01/22/2015		$400	418
6.000% due 01/22/2020		1,900	2,061

BM&FBovespa S.A.
5.500% due 07/16/2020		500	511

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,700	1,930

CSN Islands XI Corp.
6.875% due 09/21/2019		2,100	2,278

CSN Resources S.A.
6.500% due 07/21/2020		2,100	2,226

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		1,100	1,160

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,500	1,658

GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,500	1,658

Petrobras International Finance Co.
5.750% due 01/20/2020		1,000	1,043
7.875% due 03/15/2019		2,100	2,493
8.375% due 12/10/2018		900	1,099

Vale Overseas Ltd.
6.875% due 11/21/2036		760	838

			19,373

SOVEREIGN ISSUES 5.9%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		1,700	1,859
6.500% due 06/10/2019		1,900	2,095

Brazil Government International Bond
4.875% due 01/22/2021		1,300	1,333
6.000% due 01/17/2017		3,167	3,599
7.125% due 01/20/2037		600	719
7.875% due 03/07/2015		800	960
8.750% due 02/04/2025		300	414
8.875% due 10/14/2019		4,800	6,360
8.875% due 04/15/2024		350	485
12.500% due 01/05/2016	BRL	500	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	324	$192
10.000% due 01/01/2017		1,000	552

			18,918

Total Brazil (Cost $36,068)			38,291

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%

Sino-Forest Corp.
6.250% due 10/21/2017		$700	710

Total Canada (Cost $700)			710

CAYMAN ISLANDS 1.6%

CORPORATE BONDS & NOTES 1.6%

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		$700	752
7.625% due 04/09/2019		200	241

Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		181	143
0.000% due 11/30/2025		452	243

Interoceanica V Finance Ltd.
0.000% due 05/15/2030		800	243

IPIC GMTN Ltd.
3.125% due 11/15/2015		250	245
5.000% due 11/15/2020		1,000	984

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,700	1,775

Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		202	166

Usiminas Commercial Ltd.
7.250% due 01/18/2018		200	222

Total Cayman Islands (Cost $4,921)			5,014

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%

Banco del Estado de Chile
4.125% due 10/07/2020		$700	667

Banco Santander Chile
1.539% due 04/20/2012		1,200	1,200
3.750% due 09/22/2015		1,300	1,303

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,153

E.CL S.A.
5.625% due 01/15/2021		800	796

Total Chile (Cost $4,975)			5,119

CHINA 0.2%

SOVEREIGN ISSUES 0.2%

Export-Import Bank of China
4.875% due 07/21/2015		$550	591

Total China (Cost $543)			591

COLOMBIA 6.7%

CORPORATE BONDS & NOTES 1.2%

Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	3,944

SOVEREIGN ISSUES 5.5%

Colombia Government International Bond
2.092% due 11/16/2015		500	506
7.375% due 01/27/2017		5,200	6,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 03/18/2019		$4,500	$5,423
8.125% due 05/21/2024		300	380
8.250% due 12/22/2014		2,825	3,326
10.375% due 01/28/2033		225	339
10.750% due 01/15/2013		400	468
11.750% due 02/25/2020		400	605
12.000% due 10/22/2015	COP	457,000	318

			17,527

Total Colombia (Cost $20,310)			21,471

EGYPT 0.4%

BANK LOAN OBLIGATIONS 0.3%

Petroleum Export Ltd.
3.319% due 12/07/2012		$800	798

CORPORATE BONDS & NOTES 0.1%

Petroleum Export II Ltd.
6.340% due 06/20/2011		331	329

Petroleum Export Ltd.
5.265% due 06/15/2011		104	104

			433

Total Egypt (Cost $1,234)			1,231

EL SALVADOR 0.3%

CORPORATE BONDS & NOTES 0.2%

AES El Salvador Trust
6.750% due 02/01/2016		$700	681

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
8.500% due 07/25/2011		150	156

Total El Salvador (Cost $841)			837

GABON 0.2%

SOVEREIGN ISSUES 0.2%

Gabonese Republic
8.200% due 12/12/2017		$600	705

Total Gabon (Cost $708)			705

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%

Guatemala Government Bond
9.250% due 08/01/2013		$570	665

Total Guatemala (Cost $570)			665

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$950	940

Total Hong Kong (Cost $941)			940

INDIA 1.5%

CORPORATE BONDS & NOTES 1.5%

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		$1,100	1,133

State Bank of India
4.500% due 07/27/2015		3,600	3,684

Total India (Cost $4,784)			4,817

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 7.1%

CORPORATE BONDS & NOTES 1.4%

Adaro Indonesia PT
7.625% due 10/22/2019	$600	$658

Indosat Palapa Co. BV
7.375% due 07/29/2020	100	111

Listrindo Capital BV
9.250% due 01/29/2015	100	113

Majapahit Holding BV
7.250% due 10/17/2011	253	264
7.250% due 06/28/2017	700	797
7.750% due 01/20/2020	1,540	1,783
7.875% due 06/29/2037	700	808

		4,534

SOVEREIGN ISSUES 5.7%

Indonesia Government International Bond
6.875% due 03/09/2017	3,200	3,712
6.875% due 01/17/2018	2,600	3,029
7.250% due 04/20/2015	1,700	1,971
7.750% due 01/17/2038	100	123
10.375% due 05/04/2014	1,400	1,746
11.625% due 03/04/2019	5,300	7,884

		18,465

Total Indonesia (Cost $21,002)		22,999

IRELAND 2.4%

CORPORATE BONDS & NOTES 2.4%

RZD Capital Ltd.
5.739% due 04/03/2017	$7,400	7,718

Total Ireland (Cost $7,498)		7,718

ISRAEL 0.0%

U.S. GOVERNMENT AGENCIES 0.0%

Israel Government AID Bond
5.500% due 04/26/2024	$100	114

Total Israel (Cost $110)		114

KAZAKHSTAN 4.0%

CORPORATE BONDS & NOTES 4.0%

Intergas Finance BV
6.375% due 05/14/2017	$300	317
6.875% due 11/04/2011	126	131

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011	400	407
7.000% due 05/11/2016	1,000	1,105

KazMunayGas National Co.
7.000% due 05/05/2020	5,300	5,539
9.125% due 07/02/2018	2,500	2,938
11.750% due 01/23/2015	400	498

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	1,715	1,801

Total Kazakhstan (Cost $12,805)		12,736

MEXICO 12.7%

CORPORATE BONDS & NOTES 7.2%

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	$300	306
6.862% due 10/13/2021	1,800	1,819

BBVA Bancomer S.A.
7.250% due 04/22/2020	500	530

C8 Capital SPV Ltd.
6.640% due 12/29/2049	700	495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cemex Finance LLC
9.500% due 12/14/2016		$1,200	$1,244

Corp. GEO SAB de C.V.
8.875% due 09/25/2014		1,300	1,466
9.250% due 06/30/2020		600	682

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015		2,200	2,282
9.500% due 12/11/2019		400	460

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		100	42

Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,652
6.625% due 06/15/2038		700	715

Petroleos Mexicanos
4.875% due 03/15/2015		3,600	3,807
8.000% due 05/03/2019		3,450	4,175

Urbi Desarrollos Urbanos SAB de C.V.
8.500% due 04/19/2016		200	213
9.500% due 01/21/2020		1,200	1,377

			23,265

SOVEREIGN ISSUES 5.5%

Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	2,673
5.500% due 02/17/2020		200	287
5.625% due 01/15/2017		$2,400	2,666
5.750% due 10/12/2110		600	536
5.950% due 03/19/2019		2,400	2,688
6.050% due 01/11/2040		500	514
6.750% due 09/27/2034		3,534	3,993
7.250% due 12/15/2016	MXN	8,600	724
7.500% due 04/08/2033		$2,460	3,032
9.500% due 12/18/2014	MXN	6,436	584

			17,697

Total Mexico (Cost $38,414)			40,962

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$300	315

Waha Aerospace BV
3.925% due 07/28/2020		2,400	2,424

Total Netherlands (Cost $2,700)			2,739

PANAMA 1.0%

SOVEREIGN ISSUES 1.0%

Panama Government International Bond
8.875% due 09/30/2027		$780	1,072
9.375% due 04/01/2029		1,553	2,186

Total Panama (Cost $3,011)			3,258

PERU 1.2%

CORPORATE BONDS & NOTES 0.2%

Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$600	586

SOVEREIGN ISSUES 1.0%

Peru Government International Bond
7.350% due 07/21/2025		1,500	1,833
8.750% due 11/21/2033		994	1,369

			3,202

Total Peru (Cost $3,406)			3,788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 1.8%

SOVEREIGN ISSUES 1.8%

Philippines Government International Bond
6.375% due 01/15/2032	$1,700	$1,811
6.375% due 10/23/2034	100	106
6.500% due 01/20/2020	600	696
7.750% due 01/14/2031	1,500	1,856
8.375% due 06/17/2019	500	649
8.875% due 03/17/2015	74	92
9.500% due 02/02/2030	400	578

Total Philippines (Cost $5,267)		5,788

POLAND 0.5%

SOVEREIGN ISSUES 0.5%

Poland Government International Bond
6.375% due 07/15/2019	$1,400	1,575

Total Poland (Cost $1,397)		1,575

QATAR 1.1%

CORPORATE BONDS & NOTES 0.8%

Nakilat, Inc.
6.067% due 12/31/2033	$100	106

Qatari Diar Finance QSC
5.000% due 07/21/2020	100	100

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	1,442	1,528

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	300	323
5.838% due 09/30/2027	350	361
6.332% due 09/30/2027	250	265

		2,683

SOVEREIGN ISSUES 0.3%

Qatar Government International Bond
4.000% due 01/20/2015	200	208
5.250% due 01/20/2020	500	530
6.400% due 01/20/2040	100	109

		847

Total Qatar (Cost $3,304)		3,530

RUSSIA 15.6%

CORPORATE BONDS & NOTES 10.2%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	$1,390	1,473
6.103% due 06/27/2012	700	737
8.700% due 08/07/2018	2,300	2,847

ALROSA Finance S.A.
7.750% due 11/03/2020	1,100	1,159

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013	69	72

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013	5,150	5,856

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015	1,800	1,854
6.212% due 11/22/2016	330	350
6.510% due 03/07/2022	750	767
8.146% due 04/11/2018	400	463
8.625% due 04/28/2034	1,360	1,639
9.250% due 04/23/2019	500	617

Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020	493	526

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	1,640	1,662
7.175% due 05/16/2013	1,900	2,033

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		$1,100	$1,103
5.499% due 07/07/2015		1,500	1,539

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	210
6.625% due 03/20/2017		1,700	1,815
7.500% due 07/18/2016		3,300	3,675
7.875% due 03/13/2018		600	683

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		700	702
6.800% due 11/22/2025		700	702

VTB Bank Via VTB Capital S.A.
6.609% due 10/31/2012		300	321

			32,805

SOVEREIGN ISSUES 5.4%

Russia Government International Bond
7.500% due 03/31/2030		14,978	17,359

Total Russia (Cost $46,086)			50,164

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

Temasek Financial I Ltd.
5.375% due 11/23/2039 (d)		$1,000	1,040

Total Singapore (Cost $990)			1,040

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.2%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020 (d)		$500	521
6.500% due 04/15/2040		100	103

			624

SOVEREIGN ISSUES 0.9%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	565
5.875% due 05/30/2022		$1,030	1,120
6.500% due 06/02/2014		450	509
6.875% due 05/27/2019		500	588

			2,782

Total South Africa (Cost $3,089)			3,406

SOUTH KOREA 1.7%

CORPORATE BONDS & NOTES 0.6%

Korea Electric Power Corp.
3.000% due 10/05/2015		$600	586

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		800	777
6.250% due 06/17/2014		400	440

			1,803

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
5.125% due 06/29/2020		200	207
5.875% due 01/14/2015		300	326
8.125% due 01/21/2014		1,900	2,176

Korea Development Bank
5.750% due 09/10/2013		15	16

Korea Housing Finance Corp.
4.125% due 12/15/2015		800	808

			3,533

Total South Korea (Cost $5,241)			5,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TRINIDAD AND TOBAGO 0.7%

CORPORATE BONDS & NOTES 0.7%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,629	$1,641
9.750% due 08/14/2019		500	603

Total Trinidad And Tobago (Cost $2,194)			2,244

TUNISIA 0.4%

SOVEREIGN ISSUES 0.4%

Banque Centrale de Tunisie S.A.
4.750% due 04/07/2011	EUR	500	676
7.375% due 04/25/2012		$430	461

Total Tunisia (Cost $1,053)			1,137

TURKEY 6.9%

SOVEREIGN ISSUES 6.9%

Turkey Government International Bond
6.750% due 05/30/2040		$2,600	2,847
7.000% due 03/11/2019		6,400	7,424
7.250% due 03/05/2038		700	818
7.500% due 07/14/2017		4,300	5,107
7.500% due 11/07/2019		4,000	4,780
8.000% due 02/14/2034		1,100	1,383

Total Turkey (Cost $21,150)			22,359

UNITED ARAB EMIRATES 0.6%

CORPORATE BONDS & NOTES 0.3%

Dolphin Energy Ltd.
5.888% due 06/15/2019		$277	297

DP World Ltd.
6.850% due 07/02/2037		600	554

			851

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi
6.750% due 04/08/2019		900	1,047

Total United Arab Emirates (Cost $1,698)			1,898

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%

Barclays Bank PLC
10.179% due 06/12/2021		$520	649

HBOS PLC
6.750% due 05/21/2018		400	375

Total United Kingdom (Cost $920)			1,024

UNITED STATES 2.1%

BANK LOAN OBLIGATIONS 0.6%

Indonesia Government International Bond
1.250% due 12/14/2019		$285	264

Petroleum Export III Ltd.
3.802% due 04/08/2013		969	966

Urbi, Desarrolos Urbanos, S.A.B. de C.V.
3.302% due 12/13/2011		900	897

			2,127

CORPORATE BONDS & NOTES 0.9%

American International Group, Inc.
8.175% due 05/15/2068		900	965
8.625% due 05/22/2068	GBP	100	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016	$300	$320

Citigroup Capital XXI
8.300% due 12/21/2077	940	982

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	400	422

		2,844

MORTGAGE-BACKED SECURITIES 0.3%

American Home Mortgage Investment Trust
1.957% due 09/25/2045	26	23

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	200	206
5.742% due 02/10/2051	200	213

Banc of America Mortgage Securities, Inc.
5.356% due 02/25/2036	12	9

Bear Stearns Adjustable Rate Mortgage Trust
4.944% due 01/25/2035	10	9
5.326% due 05/25/2047	69	53

Citigroup Mortgage Loan Trust, Inc.
5.873% due 09/25/2037	141	102

GSR Mortgage Loan Trust
2.964% due 01/25/2036	26	21

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	13	12

Residential Accredit Loans, Inc.
0.461% due 12/25/2046	700	164

WaMu Mortgage Pass-Through Certificates
5.000% due 02/25/2037	83	65

Wells Fargo Mortgage-Backed Securities Trust
5.402% due 07/25/2036	30	25

		902

U.S. GOVERNMENT AGENCIES 0.2%

Federal Home Loan Bank
4.125% due 12/13/2019	250	264

Freddie Mac
5.699% due 03/01/2036 (d)	240	258

		522

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.875% due 06/30/2015 (e)	120	120
2.375% due 08/31/2014	100	104
9.875% due 11/15/2015 (e)	189	259

		483

Total United States (Cost $6,340)		6,878

URUGUAY 1.0%

SOVEREIGN ISSUES 1.0%

Uruguay Government International Bond
7.625% due 03/21/2036	$400	477
8.000% due 11/18/2022	2,122	2,636
9.250% due 05/17/2017	200	259

Total Uruguay (Cost $2,871)		3,372

VENEZUELA 2.9%

CORPORATE BONDS & NOTES 0.2%

Petroleos de Venezuela S.A.
5.000% due 10/28/2015	$900	517
5.500% due 04/12/2037	300	140

		657

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%

Venezuela Government International Bond
7.650% due 04/21/2025	$1,700	$1,075
7.750% due 10/13/2019	3,800	2,594
8.250% due 10/13/2024	5,700	3,733
9.000% due 05/07/2023	1,100	767
9.250% due 05/07/2028	800	544

		8,713

Total Venezuela (Cost $9,177)		9,370

VIRGIN ISLANDS (BRITISH) 2.0%

CORPORATE BONDS & NOTES 2.0%

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$6,850	6,565

Total Virgin Islands (British) (Cost $6,601)		6,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$644	$644
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $661. Repurchase proceeds are $644.)

U.S. TREASURY BILLS 0.1%
0.168% due 01/06/2011 - 01/20/2011 (a)(c)	180	180

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 2.5%
809,106	$8,104

Total Short-Term Instruments (Cost $8,928)	8,928

Total Investments 98.8% (Cost $299,989)	$317,814

Written Options (g) (0.1%) (Premiums $196)	(453)

Other Assets and Liabilities (Net) 1.3%	4,388

Net Assets 100.0%	$321,749

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $180 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $1,658 at a weighted average interest rate of 0.478%. On December 31, 2010, securities valued at $1,819 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $379 and cash of $8 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil SAB de C.V.	DUB	1.000%	09/20/2011	0.673%	$	1,100	$3	$0	$3
America Movil SAB de C.V.	DUB	1.000%	03/20/2012	0.754%		1,300	5	(3)	8
Brazil Government International Bond	BCLY	1.000%	09/20/2011	0.508%		500	2	1	1
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		300	0	(4)	4
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.378%		1,000	(28)	(37)	9
Brazil Government International Bond	MSC	2.100%	08/20/2016	1.152%		250	14	0	14
Egypt Government International Bond	DUB	1.000%	12/20/2015	2.397%		600	(38)	(38)	0
Egypt Government International Bond	GSC	1.000%	06/20/2015	2.328%		100	(6)	(7)	1
Egypt Government International Bond	HSBC	1.000%	06/20/2015	2.328%		100	(6)	(7)	1
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.346%		300	0	0	0
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	1.404%		1,000	51	0	51
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.104%		2,375	(10)	(93)	83
Indonesia Government International Bond	UBS	1.000%	03/20/2015	1.104%		375	(1)	(15)	14
Mexico Government International Bond	BCLY	1.000%	12/20/2014	0.992%		300	0	(10)	10
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.525%		100	0	0	0
Mexico Government International Bond	MLP	1.000%	03/20/2011	0.525%		100	0	0	0
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.525%		100	0	0	0
Petrobras International Finance Co.	DUB	1.000%	09/20/2011	0.815%		2,100	4	(9)	13
Petrobras International Finance Co.	HSBC	1.000%	09/20/2015	1.525%		300	(7)	(10)	3
Petrobras International Finance Co.	JPM	1.000%	09/20/2011	0.815%		600	1	(2)	3
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.525%		300	(7)	(9)	2
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	1.165%		200	0	(1)	1
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.525%		1,000	(23)	(34)	11
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.445%		700	15	0	15
Philippines Government International Bond	CITI	2.730%	03/20/2018	1.462%		1,400	115	0	115
Philippines Government International Bond	CITI	2.770%	06/20/2018	1.488%		2,000	171	0	171
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.426%		800	50	0	50
Philippines Government International Bond	UBS	1.000%	03/20/2015	1.036%		9,950	(11)	(291)	280
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	BCLY	1.650%	07/20/2011	1.045%		800	9	0	9
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	CSFB	1.870%	10/20/2012	1.674%		200	2	0	2
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MSC	2.000%	10/20/2012	1.674%		400	4	0	4
South Korea Government Bond	BCLY	1.000%	03/20/2011	0.522%		100	1	1	0
South Korea Government Bond	CITI	1.000%	03/20/2011	0.522%		100	0	1	(1)
South Korea Government Bond	GSC	1.000%	03/20/2011	0.522%		200	0	1	(1)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.015%		1,000	5	0	5

							$315	$(566)	$881

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	$	11,900	$1,527	$1,025	$502
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		1,500	208	196	12

						$1,735	$1,221	$514

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
PayReceive FloatingRate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	10,700	$100	$14	$86
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		105,200	(267)	(132)	(135)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		12,300	192	53	139
Pay	1-Year BRL-CDI	11.650%	01/02/2012	JPM		10,200	159	48	111
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		6,400	100	33	67
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		61,900	239	(24)	263
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BNP	$	2,900	(25)	(10)	(15)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BOA		1,400	(12)	(3)	(9)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	CSFB		3,400	(30)	(7)	(23)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	MSC		2,700	(4)	(10)	6
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM	MXN	11,000	104	0	104

							$556	$(38)	$594

(g)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	35	$14	$0
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	16	8	9
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	35	18	130
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	16	9	7

				$49	$146

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,100	$7	$15
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	3	5
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,000	89	203
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,900	12	26
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	13	27
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,000	5	14

								$129	$290

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	800	$10	$8
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		800	8	9

							$18	$17

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio  (Cont.)

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	10	$37,200	$364
Sales	384	101,800	644
Closing Buys	(247)	(82,000)	(606)
Expirations	0	(2,000)	(69)
Exercised	(45)	(32,000)	(137)

Balance at 12/31/2010	102	$23,000	$196

(h)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	1,950	03/2011	CITI	$0	$(16)	$(16)
Buy	CNY	3,320	01/2011	BOA	4	0	4
Sell		9,296	01/2011	DUB	0	(13)	(13)
Buy		5,976	01/2011	MSC	7	0	7
Buy		4,471	04/2011	BCLY	12	0	12
Buy		6,280	04/2011	CITI	20	0	20
Buy		23,161	04/2011	JPM	32	0	32
Buy		3,387	04/2011	RBS	10	0	10
Buy		9,296	02/2012	DUB	12	0	12
Sell	EUR	4,889	01/2011	CITI	191	0	191
Sell	HUF	120,125	01/2011	CITI	0	(25)	(25)
Buy	INR	55,435	03/2011	BCLY	59	0	59
Buy		29,800	03/2011	CITI	2	0	2
Buy		52,802	03/2011	DUB	0	0	0
Buy		60,945	03/2011	RBS	0	(1)	(1)
Buy	KRW	185,000	05/2011	BCLY	0	(1)	(1)
Buy		1,806,600	05/2011	CITI	0	(10)	(10)
Buy		149,086	05/2011	GSC	0	0	0
Buy		350,000	05/2011	HSBC	0	(2)	(2)
Buy		806,300	05/2011	JPM	2	0	2
Buy		701,000	05/2011	RBS	0	0	0
Buy	MXN	2,009	02/2011	DUB	5	0	5
Buy		25,315	02/2011	JPM	71	0	71
Buy	MYR	929	02/2011	BCLY	3	0	3
Buy		3,438	02/2011	JPM	13	0	13
Buy	PHP	14,970	06/2011	CITI	4	0	4
Buy		7,305	06/2011	DUB	2	0	2
Buy		29,302	06/2011	HSBC	6	0	6
Buy		7,504	06/2011	JPM	2	0	2
Buy	PLN	7,206	02/2011	BCLY	0	(70)	(70)
Buy	SGD	394	03/2011	BCLY	7	0	7
Sell		2,956	03/2011	CITI	0	(100)	(100)
Buy		2,934	03/2011	DUB	86	0	86
Buy		1,457	03/2011	JPM	26	0	26
Buy	TRY	814	01/2011	CITI	0	(33)	(33)

					$576	$(271)	$305

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bahrain
Sovereign Issues	$0	$2,349	$0	$2,349
Barbados
Corporate Bonds & Notes	0	1,450	0	1,450
Bermuda
Corporate Bonds & Notes	0	4,696	0	4,696
Brazil
Corporate Bonds & Notes	0	19,373	0	19,373
Sovereign Issues	0	18,918	0	18,918
Canada
Corporate Bonds & Notes	0	710	0	710

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Cayman Islands
Corporate Bonds & Notes	$0	$4,386	$628	$5,014
Chile
Corporate Bonds & Notes	0	5,119	0	5,119
China
Sovereign Issues	0	591	0	591
Colombia
Corporate Bonds & Notes	0	3,944	0	3,944
Sovereign Issues	0	17,527	0	17,527
Egypt
Bank Loan Obligations	0	798	0	798
Corporate Bonds & Notes	0	433	0	433

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
El Salvador
Corporate Bonds & Notes	$0	$681	$0	$681
Sovereign Issues	0	156	0	156
Gabon
Sovereign Issues	0	705	0	705
Guatemala
Sovereign Issues	0	665	0	665
Hong Kong
Corporate Bonds & Notes	0	940	0	940
India
Corporate Bonds & Notes	0	4,817	0	4,817
Indonesia
Corporate Bonds & Notes	0	4,534	0	4,534
Sovereign Issues	0	18,465	0	18,465
Ireland
Corporate Bonds & Notes	0	7,718	0	7,718
Israel
U.S. Government Agencies	0	114	0	114
Kazakhstan
Corporate Bonds & Notes	0	12,736	0	12,736
Mexico
Corporate Bonds & Notes	0	23,265	0	23,265
Sovereign Issues	0	17,697	0	17,697
Netherlands
Corporate Bonds & Notes	0	2,739	0	2,739
Panama
Sovereign Issues	0	3,258	0	3,258
Peru
Corporate Bonds & Notes	0	0	586	586
Sovereign Issues	0	3,202	0	3,202
Philippines
Sovereign Issues	0	5,788	0	5,788
Poland
Sovereign Issues	0	1,575	0	1,575
Qatar
Corporate Bonds & Notes	0	2,683	0	2,683
Sovereign Issues	0	847	0	847
Russia
Corporate Bonds & Notes	0	32,805	0	32,805
Sovereign Issues	0	17,359	0	17,359
Singapore
Corporate Bonds & Notes	0	1,040	0	1,040
South Africa
Corporate Bonds & Notes	0	624	0	624
Sovereign Issues	0	2,782	0	2,782
South Korea
Corporate Bonds & Notes	0	1,803	0	1,803

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sovereign Issues	$0	$3,533	$0	$3,533
Trinidad and Tobago
Corporate Bonds & Notes	0	2,244	0	2,244
Tunisia
Sovereign Issues	0	1,137	0	1,137
Turkey
Sovereign Issues	0	22,359	0	22,359
United Arab Emirates
Corporate Bonds & Notes	0	851	0	851
Sovereign Issues	0	1,047	0	1,047
United Kingdom
Corporate Bonds & Notes	0	1,024	0	1,024
United States
Bank Loan Obligations	0	1,230	897	2,127
Corporate Bonds & Notes	0	2,844	0	2,844
Mortgage-Backed Securities	0	902	0	902
U.S. Government Agencies	0	522	0	522
U.S. Treasury Obligations	0	483	0	483
Uruguay
Sovereign Issues	0	3,372	0	3,372
Venezuela
Corporate Bonds & Notes	0	657	0	657
Sovereign Issues	0	8,713	0	8,713
Virgin Islands (British)
Corporate Bonds & Notes	0	6,565	0	6,565
Short-Term Instruments
Repurchase Agreements	0	644	0	644
U.S. Treasury Bills	0	180	0	180
PIMCO Short-Term Floating NAV Portfolio	8,104	0	0	8,104
	$8,104	$307,599	$2,111	$317,814

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,397	0	1,397
Foreign Exchange Contracts	0	576	0	576
Interest Rate Contracts	0	776	0	776
	$0	$2,749	$0	$2,749

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2)	0	(2)
Foreign Exchange Contracts	0	(271)	0	(271)
Interest Rate Contracts	0	(618)	(17)	(635)
	$0	$(891)	$(17)	$(908)

Totals	$8,104	$309,457	$2,094	$319,655

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$141	$467	$(28)	$24	$10	$14	$0	$0	$628	$13
Peru
Corporate Bonds & Notes	0	595	0	0	0	(9)	0	0	586	(9)
United States
Bank Loan Obligations	1,300	900	(331)	0	0	(6)	0	(966)	897	(3)

	$1,441	$1,962	$(359)	$24	$10	$(1)	$0	$(966)	$2,111	$1

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(19)	0	0	2	0	0	(17)	2

Totals	$1,441	$1,962	$(378)	$24	$10	$1	$0	$(966)	$2,094	$3

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio  (Cont.)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$576	$0	$0	$0	$576
Unrealized appreciation on swap agreements	776	0	1,397	0	0	2,173

	$776	$576	$1,397	$0	$0	$2,749

Liabilities:
Written options outstanding	$453	$0	$0	$0	$0	$453
Unrealized depreciation on foreign currency contracts	0	271	0	0	0	271
Unrealized depreciation on swap agreements	182	0	2	0	0	184

	$635	$271	$2	$0	$0	$908

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(62)	$0	$0	$0	$(62)
Net realized gain on futures contracts, written options and swaps	1,315	70	1,669	0	0	3,054
Net realized (loss) on foreign currency transactions	0	(223)	0	0	0	(223)

	$1,315	$(215)	$1,669	$0	$0	$2,769

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$18	$0	$0	$0	$18
Net change in unrealized appreciation on futures contracts, written options and swaps	135	1	590	0	0	726
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	191	0	0	0	191

	$135	$210	$590	$0	$0	$935

(1)	See note 5 in the Notes to Financial Statements for additional information.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements  (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

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December 31, 2010

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

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Notes to Financial Statements  (Cont.)

subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums

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December 31, 2010

received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Annual Report	December 31, 2010	21

Notes to Financial Statements  (Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining

22	PIMCO Variable Insurance Trust

December 31, 2010

approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	December 31, 2010	23

Notes to Financial Statements  (Cont.)

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$1,534	$181,228	$(174,660)	$1	$1	$8,104	$28

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$434,596	$444,948	$164,256	$43,690

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	13,207	$176,732	9,292	$107,390
Advisor Class	1,971	26,601	626	7,269
Issued as reinvestment of distributions
Administrative Class	868	11,589	784	9,049
Advisor Class	66	893	35	415
Cost of shares redeemed
Administrative Class	(6,719)	(89,567)	(7,930)	(89,569)
Advisor Class	(1,007)	(13,747)	(163)	(1,865)
Net increase resulting from Portfolio share transactions	8,386	$112,501	2,644	$32,689

24	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	4	88	*
Advisor Class	5	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and

PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$1,182	$—	$19,321	$(436)	$(5,830)	$(1,726)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$5,830	$—

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$300,420	$18,603	$(1,209)	$17,394

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$12,482	$—	$—
12/31/2009	$9,464	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CNY	Chinese Renminbi	INR	Indian Rupee	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	SGD	Singapore Dollar
EUR	Euro	MXN	Mexican Peso	TRY	Turkish New Lira
GBP	British Pound	MYR	Malaysian Ringgit	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

Annual Report	December 31, 2010	27

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	29

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

32	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA13_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Russia	15.8%
Mexico	12.9%
Brazil	12.1%
Indonesia	7.2%
Turkey	7.0%
Colombia	6.8%
Short-Term Instruments	2.8%
Other	35.4%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (03/31/06)
PIMCO Emerging Markets Portfolio Advisor Class	12.03%	7.77%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	12.04%	8.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.11% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,060.21	$1,019.66
Expenses Paid During Period†	$5.71	$5.60

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

An out-of-benchmark exposure to Russian corporate credits and quasi-sovereign credits, obtained primarily via cash bonds, benefited relative performance as the Russian corporate/quasi sovereign sub index of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”) outperformed the Portfolio’s benchmark index, the JPMorgan Emerging Markets Bond Index (EMBI) Global, during the reporting period.

»	An underweight to Hungary contributed to relative performance as the Hungarian sub index of the JPMorgan EMBIG underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to China contributed to relative performance as the Chinese sub index of the JPMorgan EMBIG underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Argentina detracted from relative performance as the Argentinean sub index of the JPMorgan EMBIG outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Ukraine detracted from relative performance as the Ukrainian sub index of the JPMorgan EMBIG outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Venezuela detracted from relative performance as the Venezuelan sub index of the JPMorgan EMBIG outperformed the Portfolio’s benchmark index during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.68	$10.32	$13.67	$13.96	$13.59
Net investment income (a)	0.58	0.61	0.74	0.73	0.52
Net realized/unrealized gain (loss) on investments	0.92	2.44	(2.71)	0.05	0.58
Total income (loss) from investment operations	1.50	3.05	(1.97)	0.78	1.10
Dividends from net investment income	(0.64)	(0.69)	(0.81)	(0.79)	(0.54)
Distributions from net realized capital gains	0.00	0.00	(0.57)	(0.28)	(0.19)
Total distributions	(0.64)	(0.69)	(1.38)	(1.07)	(0.73)
Net asset value end of year or period	$13.54	$12.68	$10.32	$13.67	$13.96
Total return	12.03%	30.39%	(14.66)%	5.70%	8.30%
Net assets end of year or period (000s)	$25,832	$11,135	$3,924	$1,824	$469
Ratio of expenses to average net assets	1.10%	1.11%	1.22%	1.10%	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%*
Ratio of net investment income to average net assets	4.33%	5.15%	5.89%	5.28%	4.99%*
Portfolio turnover rate	197%**	234%	198%	145%	283%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$309,066
Investments in Affiliates, at value	8,104
Repurchase agreements, at value	644
Cash	854
Deposits with counterparty	8
Foreign currency, at value	229
Receivable for investments sold	407
Receivable for Portfolio shares sold	980
Interest and dividends receivable	5,412
Dividends receivable from Affiliates	2
Swap premiums paid	1,372
Unrealized appreciation on foreign currency contracts	576
Unrealized appreciation on swap agreements	2,173
329,827

Liabilities:
Payable for reverse repurchase agreements	$1,719
Payable for investments purchased	1,518
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	371
Payable for Portfolio shares redeemed	63
Written options outstanding	453
Deposits from counterparty	2,450
Accrued related party fees	282
Swap premiums received	755
Unrealized depreciation on foreign currency contracts	271
Unrealized depreciation on swap agreements	184
Other liabilities	10
8,078

Net Assets	$321,749

Net Assets Consist of:
Paid in capital	$309,238
Undistributed net investment income	467
Accumulated undistributed net realized (loss)	(7,832)
Net unrealized appreciation	19,876
$321,749

Net Assets:
Administrative Class	$295,917
Advisor Class	25,832

Shares Issued and Outstanding:
Administrative Class	21,857
Advisor Class	1,908

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.54
Advisor Class	13.54

Cost of Investments Owned	$291,241
Cost of Investments in Affiliates Owned	$8,104
Cost of Repurchase Agreements Owned	$644
Cost of Foreign Currency Held	$220
Premiums Received on Written Options	$196

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$13,968
Dividends from Affiliate investments	28
Total Income	13,996

Expenses:
Investment advisory fees	1,149
Supervisory and administrative fees	1,021
Servicing fees – Administrative Class	355
Distribution and/or servicing fees – Advisor Class	47
Trustees' fees	4
Interest expense	4
Miscellaneous expense	2
Total Expenses	2,582

Net Investment Income	11,414

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,419
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts, written options and swaps	3,054
Net realized (loss) on foreign currency transactions	(208)
Net change in unrealized appreciation on investments	9,059
Net change in unrealized appreciation on futures contracts, written options and swaps	726
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	196
Net Gain	15,247

Net Increase in Net Assets Resulting from Operations	$26,661

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$11,414	$8,469
Net realized gain (loss)	5,265	(8,252)
Net realized gain on Affiliate investments	1	11
Net change in unrealized appreciation	9,981	40,191
Net increase resulting from operations	26,661	40,419

Distributions to Shareholders:
From net investment income
Administrative Class	(11,589)	(9,049)
Advisor Class	(893)	(415)

Total Distributions	(12,482)	(9,464)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	112,501	32,689

Total Increase in Net Assets	126,680	63,644

Net Assets:
Beginning of year	195,069	131,425
End of year*	$321,749	$195,069

*Including undistributed (overdistributed) net investment income of:	$467	$(7)

**See	note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%

Bahrain Government International Bond
5.500% due 03/31/2020		$2,300	$2,349

Total Bahrain (Cost $2,292)			2,349

BARBADOS 0.4%

CORPORATE BONDS & NOTES 0.4%

Columbus International, Inc.
11.500% due 11/20/2014		$1,300	1,450

Total Barbados (Cost $1,398)			1,450

BERMUDA 1.5%

CORPORATE BONDS & NOTES 1.5%

Noble Group Ltd.
4.875% due 08/05/2015		$200	206
6.625% due 08/05/2020		300	315
6.750% due 01/29/2020		2,550	2,834

Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,341

Total Bermuda (Cost $4,452)			4,696

BRAZIL 11.9%

CORPORATE BONDS & NOTES 6.0%

Banco do Brasil S.A.
4.500% due 01/22/2015		$400	418
6.000% due 01/22/2020		1,900	2,061

BM&FBovespa S.A.
5.500% due 07/16/2020		500	511

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,700	1,930

CSN Islands XI Corp.
6.875% due 09/21/2019		2,100	2,278

CSN Resources S.A.
6.500% due 07/21/2020		2,100	2,226

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		1,100	1,160

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,500	1,658

GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,500	1,658

Petrobras International Finance Co.
5.750% due 01/20/2020		1,000	1,043
7.875% due 03/15/2019		2,100	2,493
8.375% due 12/10/2018		900	1,099

Vale Overseas Ltd.
6.875% due 11/21/2036		760	838

			19,373

SOVEREIGN ISSUES 5.9%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		1,700	1,859
6.500% due 06/10/2019		1,900	2,095

Brazil Government International Bond
4.875% due 01/22/2021		1,300	1,333
6.000% due 01/17/2017		3,167	3,599
7.125% due 01/20/2037		600	719
7.875% due 03/07/2015		800	960
8.750% due 02/04/2025		300	414
8.875% due 10/14/2019		4,800	6,360
8.875% due 04/15/2024		350	485
12.500% due 01/05/2016	BRL	500	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	324	$192
10.000% due 01/01/2017		1,000	552

			18,918

Total Brazil (Cost $36,068)			38,291

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%

Sino-Forest Corp.
6.250% due 10/21/2017		$700	710

Total Canada (Cost $700)			710

CAYMAN ISLANDS 1.6%

CORPORATE BONDS & NOTES 1.6%

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		$700	752
7.625% due 04/09/2019		200	241

Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		181	143
0.000% due 11/30/2025		452	243

Interoceanica V Finance Ltd.
0.000% due 05/15/2030		800	243

IPIC GMTN Ltd.
3.125% due 11/15/2015		250	245
5.000% due 11/15/2020		1,000	984

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,700	1,775

Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		202	166

Usiminas Commercial Ltd.
7.250% due 01/18/2018		200	222

Total Cayman Islands (Cost $4,921)			5,014

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%

Banco del Estado de Chile
4.125% due 10/07/2020		$700	667

Banco Santander Chile
1.539% due 04/20/2012		1,200	1,200
3.750% due 09/22/2015		1,300	1,303

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,153

E.CL S.A.
5.625% due 01/15/2021		800	796

Total Chile (Cost $4,975)			5,119

CHINA 0.2%

SOVEREIGN ISSUES 0.2%

Export-Import Bank of China
4.875% due 07/21/2015		$550	591

Total China (Cost $543)			591

COLOMBIA 6.7%

CORPORATE BONDS & NOTES 1.2%

Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	3,944

SOVEREIGN ISSUES 5.5%

Colombia Government International Bond
2.092% due 11/16/2015		500	506
7.375% due 01/27/2017		5,200	6,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 03/18/2019		$4,500	$5,423
8.125% due 05/21/2024		300	380
8.250% due 12/22/2014		2,825	3,326
10.375% due 01/28/2033		225	339
10.750% due 01/15/2013		400	468
11.750% due 02/25/2020		400	605
12.000% due 10/22/2015	COP	457,000	318

			17,527

Total Colombia (Cost $20,310)			21,471

EGYPT 0.4%

BANK LOAN OBLIGATIONS 0.3%

Petroleum Export Ltd.
3.319% due 12/07/2012		$800	798

CORPORATE BONDS & NOTES 0.1%

Petroleum Export II Ltd.
6.340% due 06/20/2011		331	329

Petroleum Export Ltd.
5.265% due 06/15/2011		104	104

			433

Total Egypt (Cost $1,234)			1,231

EL SALVADOR 0.3%

CORPORATE BONDS & NOTES 0.2%

AES El Salvador Trust
6.750% due 02/01/2016		$700	681

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
8.500% due 07/25/2011		150	156

Total El Salvador (Cost $841)			837

GABON 0.2%

SOVEREIGN ISSUES 0.2%

Gabonese Republic
8.200% due 12/12/2017		$600	705

Total Gabon (Cost $708)			705

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%

Guatemala Government Bond
9.250% due 08/01/2013		$570	665

Total Guatemala (Cost $570)			665

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$950	940

Total Hong Kong (Cost $941)			940

INDIA 1.5%

CORPORATE BONDS & NOTES 1.5%

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		$1,100	1,133

State Bank of India
4.500% due 07/27/2015		3,600	3,684

Total India (Cost $4,784)			4,817

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 7.1%

CORPORATE BONDS & NOTES 1.4%

Adaro Indonesia PT
7.625% due 10/22/2019	$600	$658

Indosat Palapa Co. BV
7.375% due 07/29/2020	100	111

Listrindo Capital BV
9.250% due 01/29/2015	100	113

Majapahit Holding BV
7.250% due 10/17/2011	253	264
7.250% due 06/28/2017	700	797
7.750% due 01/20/2020	1,540	1,783
7.875% due 06/29/2037	700	808

		4,534

SOVEREIGN ISSUES 5.7%

Indonesia Government International Bond
6.875% due 03/09/2017	3,200	3,712
6.875% due 01/17/2018	2,600	3,029
7.250% due 04/20/2015	1,700	1,971
7.750% due 01/17/2038	100	123
10.375% due 05/04/2014	1,400	1,746
11.625% due 03/04/2019	5,300	7,884

		18,465

Total Indonesia (Cost $21,002)		22,999

IRELAND 2.4%

CORPORATE BONDS & NOTES 2.4%

RZD Capital Ltd.
5.739% due 04/03/2017	$7,400	7,718

Total Ireland (Cost $7,498)		7,718

ISRAEL 0.0%

U.S. GOVERNMENT AGENCIES 0.0%

Israel Government AID Bond
5.500% due 04/26/2024	$100	114

Total Israel (Cost $110)		114

KAZAKHSTAN 4.0%

CORPORATE BONDS & NOTES 4.0%

Intergas Finance BV
6.375% due 05/14/2017	$300	317
6.875% due 11/04/2011	126	131

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011	400	407
7.000% due 05/11/2016	1,000	1,105

KazMunayGas National Co.
7.000% due 05/05/2020	5,300	5,539
9.125% due 07/02/2018	2,500	2,938
11.750% due 01/23/2015	400	498

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	1,715	1,801

Total Kazakhstan (Cost $12,805)		12,736

MEXICO 12.7%

CORPORATE BONDS & NOTES 7.2%

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	$300	306
6.862% due 10/13/2021	1,800	1,819

BBVA Bancomer S.A.
7.250% due 04/22/2020	500	530

C8 Capital SPV Ltd.
6.640% due 12/29/2049	700	495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cemex Finance LLC
9.500% due 12/14/2016		$1,200	$1,244

Corp. GEO SAB de C.V.
8.875% due 09/25/2014		1,300	1,466
9.250% due 06/30/2020		600	682

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015		2,200	2,282
9.500% due 12/11/2019		400	460

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		100	42

Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,652
6.625% due 06/15/2038		700	715

Petroleos Mexicanos
4.875% due 03/15/2015		3,600	3,807
8.000% due 05/03/2019		3,450	4,175

Urbi Desarrollos Urbanos SAB de C.V.
8.500% due 04/19/2016		200	213
9.500% due 01/21/2020		1,200	1,377

			23,265

SOVEREIGN ISSUES 5.5%

Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	2,673
5.500% due 02/17/2020		200	287
5.625% due 01/15/2017		$2,400	2,666
5.750% due 10/12/2110		600	536
5.950% due 03/19/2019		2,400	2,688
6.050% due 01/11/2040		500	514
6.750% due 09/27/2034		3,534	3,993
7.250% due 12/15/2016	MXN	8,600	724
7.500% due 04/08/2033		$2,460	3,032
9.500% due 12/18/2014	MXN	6,436	584

			17,697

Total Mexico (Cost $38,414)			40,962

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$300	315

Waha Aerospace BV
3.925% due 07/28/2020		2,400	2,424

Total Netherlands (Cost $2,700)			2,739

PANAMA 1.0%

SOVEREIGN ISSUES 1.0%

Panama Government International Bond
8.875% due 09/30/2027		$780	1,072
9.375% due 04/01/2029		1,553	2,186

Total Panama (Cost $3,011)			3,258

PERU 1.2%

CORPORATE BONDS & NOTES 0.2%

Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$600	586

SOVEREIGN ISSUES 1.0%

Peru Government International Bond
7.350% due 07/21/2025		1,500	1,833
8.750% due 11/21/2033		994	1,369

			3,202

Total Peru (Cost $3,406)			3,788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 1.8%

SOVEREIGN ISSUES 1.8%

Philippines Government International Bond
6.375% due 01/15/2032	$1,700	$1,811
6.375% due 10/23/2034	100	106
6.500% due 01/20/2020	600	696
7.750% due 01/14/2031	1,500	1,856
8.375% due 06/17/2019	500	649
8.875% due 03/17/2015	74	92
9.500% due 02/02/2030	400	578

Total Philippines (Cost $5,267)		5,788

POLAND 0.5%

SOVEREIGN ISSUES 0.5%

Poland Government International Bond
6.375% due 07/15/2019	$1,400	1,575

Total Poland (Cost $1,397)		1,575

QATAR 1.1%

CORPORATE BONDS & NOTES 0.8%

Nakilat, Inc.
6.067% due 12/31/2033	$100	106

Qatari Diar Finance QSC
5.000% due 07/21/2020	100	100

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	1,442	1,528

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	300	323
5.838% due 09/30/2027	350	361
6.332% due 09/30/2027	250	265

		2,683

SOVEREIGN ISSUES 0.3%

Qatar Government International Bond
4.000% due 01/20/2015	200	208
5.250% due 01/20/2020	500	530
6.400% due 01/20/2040	100	109

		847

Total Qatar (Cost $3,304)		3,530

RUSSIA 15.6%

CORPORATE BONDS & NOTES 10.2%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	$1,390	1,473
6.103% due 06/27/2012	700	737
8.700% due 08/07/2018	2,300	2,847

ALROSA Finance S.A.
7.750% due 11/03/2020	1,100	1,159

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013	69	72

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013	5,150	5,856

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015	1,800	1,854
6.212% due 11/22/2016	330	350
6.510% due 03/07/2022	750	767
8.146% due 04/11/2018	400	463
8.625% due 04/28/2034	1,360	1,639
9.250% due 04/23/2019	500	617

Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020	493	526

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	1,640	1,662
7.175% due 05/16/2013	1,900	2,033

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		$1,100	$1,103
5.499% due 07/07/2015		1,500	1,539

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	210
6.625% due 03/20/2017		1,700	1,815
7.500% due 07/18/2016		3,300	3,675
7.875% due 03/13/2018		600	683

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		700	702
6.800% due 11/22/2025		700	702

VTB Bank Via VTB Capital S.A.
6.609% due 10/31/2012		300	321

			32,805

SOVEREIGN ISSUES 5.4%

Russia Government International Bond
7.500% due 03/31/2030		14,978	17,359

Total Russia (Cost $46,086)			50,164

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

Temasek Financial I Ltd.
5.375% due 11/23/2039 (d)		$1,000	1,040

Total Singapore (Cost $990)			1,040

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.2%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020 (d)		$500	521
6.500% due 04/15/2040		100	103

			624

SOVEREIGN ISSUES 0.9%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	565
5.875% due 05/30/2022		$1,030	1,120
6.500% due 06/02/2014		450	509
6.875% due 05/27/2019		500	588

			2,782

Total South Africa (Cost $3,089)			3,406

SOUTH KOREA 1.7%

CORPORATE BONDS & NOTES 0.6%

Korea Electric Power Corp.
3.000% due 10/05/2015		$600	586

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		800	777
6.250% due 06/17/2014		400	440

			1,803

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
5.125% due 06/29/2020		200	207
5.875% due 01/14/2015		300	326
8.125% due 01/21/2014		1,900	2,176

Korea Development Bank
5.750% due 09/10/2013		15	16

Korea Housing Finance Corp.
4.125% due 12/15/2015		800	808

			3,533

Total South Korea (Cost $5,241)			5,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TRINIDAD AND TOBAGO 0.7%

CORPORATE BONDS & NOTES 0.7%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,629	$1,641
9.750% due 08/14/2019		500	603

Total Trinidad And Tobago (Cost $2,194)			2,244

TUNISIA 0.4%

SOVEREIGN ISSUES 0.4%

Banque Centrale de Tunisie S.A.
4.750% due 04/07/2011	EUR	500	676
7.375% due 04/25/2012		$430	461

Total Tunisia (Cost $1,053)			1,137

TURKEY 6.9%

SOVEREIGN ISSUES 6.9%

Turkey Government International Bond
6.750% due 05/30/2040		$2,600	2,847
7.000% due 03/11/2019		6,400	7,424
7.250% due 03/05/2038		700	818
7.500% due 07/14/2017		4,300	5,107
7.500% due 11/07/2019		4,000	4,780
8.000% due 02/14/2034		1,100	1,383

Total Turkey (Cost $21,150)			22,359

UNITED ARAB EMIRATES 0.6%

CORPORATE BONDS & NOTES 0.3%

Dolphin Energy Ltd.
5.888% due 06/15/2019		$277	297

DP World Ltd.
6.850% due 07/02/2037		600	554

			851

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi
6.750% due 04/08/2019		900	1,047

Total United Arab Emirates (Cost $1,698)			1,898

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%

Barclays Bank PLC
10.179% due 06/12/2021		$520	649

HBOS PLC
6.750% due 05/21/2018		400	375

Total United Kingdom (Cost $920)			1,024

UNITED STATES 2.1%

BANK LOAN OBLIGATIONS 0.6%

Indonesia Government International Bond
1.250% due 12/14/2019		$285	264

Petroleum Export III Ltd.
3.802% due 04/08/2013		969	966

Urbi, Desarrolos Urbanos, S.A.B. de C.V.
3.302% due 12/13/2011		900	897

			2,127

CORPORATE BONDS & NOTES 0.9%

American International Group, Inc.
8.175% due 05/15/2068		900	965
8.625% due 05/22/2068	GBP	100	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016	$300	$320

Citigroup Capital XXI
8.300% due 12/21/2077	940	982

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	400	422

		2,844

MORTGAGE-BACKED SECURITIES 0.3%

American Home Mortgage Investment Trust
1.957% due 09/25/2045	26	23

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	200	206
5.742% due 02/10/2051	200	213

Banc of America Mortgage Securities, Inc.
5.356% due 02/25/2036	12	9

Bear Stearns Adjustable Rate Mortgage Trust
4.944% due 01/25/2035	10	9
5.326% due 05/25/2047	69	53

Citigroup Mortgage Loan Trust, Inc.
5.873% due 09/25/2037	141	102

GSR Mortgage Loan Trust
2.964% due 01/25/2036	26	21

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	13	12

Residential Accredit Loans, Inc.
0.461% due 12/25/2046	700	164

WaMu Mortgage Pass-Through Certificates
5.000% due 02/25/2037	83	65

Wells Fargo Mortgage-Backed Securities Trust
5.402% due 07/25/2036	30	25

		902

U.S. GOVERNMENT AGENCIES 0.2%

Federal Home Loan Bank
4.125% due 12/13/2019	250	264

Freddie Mac
5.699% due 03/01/2036 (d)	240	258

		522

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.875% due 06/30/2015 (e)	120	120
2.375% due 08/31/2014	100	104
9.875% due 11/15/2015 (e)	189	259

		483

Total United States (Cost $6,340)		6,878

URUGUAY 1.0%

SOVEREIGN ISSUES 1.0%

Uruguay Government International Bond
7.625% due 03/21/2036	$400	477
8.000% due 11/18/2022	2,122	2,636
9.250% due 05/17/2017	200	259

Total Uruguay (Cost $2,871)		3,372

VENEZUELA 2.9%

CORPORATE BONDS & NOTES 0.2%

Petroleos de Venezuela S.A.
5.000% due 10/28/2015	$900	517
5.500% due 04/12/2037	300	140

		657

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%

Venezuela Government International Bond
7.650% due 04/21/2025	$1,700	$1,075
7.750% due 10/13/2019	3,800	2,594
8.250% due 10/13/2024	5,700	3,733
9.000% due 05/07/2023	1,100	767
9.250% due 05/07/2028	800	544

		8,713

Total Venezuela (Cost $9,177)		9,370

VIRGIN ISLANDS (BRITISH) 2.0%

CORPORATE BONDS & NOTES 2.0%

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$6,850	6,565

Total Virgin Islands (British) (Cost $6,601)		6,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$644	$644
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $661. Repurchase proceeds are $644.)

U.S. TREASURY BILLS 0.1%
0.168% due 01/06/2011 - 01/20/2011 (a)(c)	180	180

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 2.5%
809,106	$8,104

Total Short-Term Instruments (Cost $8,928)	8,928

Total Investments 98.8% (Cost $299,989)	$317,814

Written Options (g) (0.1%) (Premiums $196)	(453)

Other Assets and Liabilities (Net) 1.3%	4,388

Net Assets 100.0%	$321,749

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $180 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $1,658 at a weighted average interest rate of 0.478%. On December 31, 2010, securities valued at $1,819 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $379 and cash of $8 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil SAB de C.V.	DUB	1.000%	09/20/2011	0.673%	$	1,100	$3	$0	$3
America Movil SAB de C.V.	DUB	1.000%	03/20/2012	0.754%		1,300	5	(3)	8
Brazil Government International Bond	BCLY	1.000%	09/20/2011	0.508%		500	2	1	1
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		300	0	(4)	4
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.378%		1,000	(28)	(37)	9
Brazil Government International Bond	MSC	2.100%	08/20/2016	1.152%		250	14	0	14
Egypt Government International Bond	DUB	1.000%	12/20/2015	2.397%		600	(38)	(38)	0
Egypt Government International Bond	GSC	1.000%	06/20/2015	2.328%		100	(6)	(7)	1
Egypt Government International Bond	HSBC	1.000%	06/20/2015	2.328%		100	(6)	(7)	1
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.346%		300	0	0	0
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	1.404%		1,000	51	0	51
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.104%		2,375	(10)	(93)	83
Indonesia Government International Bond	UBS	1.000%	03/20/2015	1.104%		375	(1)	(15)	14
Mexico Government International Bond	BCLY	1.000%	12/20/2014	0.992%		300	0	(10)	10
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.525%		100	0	0	0
Mexico Government International Bond	MLP	1.000%	03/20/2011	0.525%		100	0	0	0
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.525%		100	0	0	0
Petrobras International Finance Co.	DUB	1.000%	09/20/2011	0.815%		2,100	4	(9)	13
Petrobras International Finance Co.	HSBC	1.000%	09/20/2015	1.525%		300	(7)	(10)	3
Petrobras International Finance Co.	JPM	1.000%	09/20/2011	0.815%		600	1	(2)	3
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.525%		300	(7)	(9)	2
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	1.165%		200	0	(1)	1
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.525%		1,000	(23)	(34)	11
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.445%		700	15	0	15
Philippines Government International Bond	CITI	2.730%	03/20/2018	1.462%		1,400	115	0	115
Philippines Government International Bond	CITI	2.770%	06/20/2018	1.488%		2,000	171	0	171
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.426%		800	50	0	50
Philippines Government International Bond	UBS	1.000%	03/20/2015	1.036%		9,950	(11)	(291)	280
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	BCLY	1.650%	07/20/2011	1.045%		800	9	0	9
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	CSFB	1.870%	10/20/2012	1.674%		200	2	0	2
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MSC	2.000%	10/20/2012	1.674%		400	4	0	4
South Korea Government Bond	BCLY	1.000%	03/20/2011	0.522%		100	1	1	0
South Korea Government Bond	CITI	1.000%	03/20/2011	0.522%		100	0	1	(1)
South Korea Government Bond	GSC	1.000%	03/20/2011	0.522%		200	0	1	(1)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.015%		1,000	5	0	5

							$315	$(566)	$881

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	$	11,900	$1,527	$1,025	$502
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		1,500	208	196	12

						$1,735	$1,221	$514

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
PayReceive FloatingRate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	10,700	$100	$14	$86
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		105,200	(267)	(132)	(135)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		12,300	192	53	139
Pay	1-Year BRL-CDI	11.650%	01/02/2012	JPM		10,200	159	48	111
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		6,400	100	33	67
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		61,900	239	(24)	263
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BNP	$	2,900	(25)	(10)	(15)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BOA		1,400	(12)	(3)	(9)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	CSFB		3,400	(30)	(7)	(23)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	MSC		2,700	(4)	(10)	6
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM	MXN	11,000	104	0	104

							$556	$(38)	$594

(g)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	35	$14	$0
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	16	8	9
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	35	18	130
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	16	9	7

				$49	$146

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,100	$7	$15
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	3	5
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,000	89	203
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,900	12	26
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	13	27
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,000	5	14

								$129	$290

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	800	$10	$8
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		800	8	9

							$18	$17

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio  (Cont.)

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	10	$37,200	$364
Sales	384	101,800	644
Closing Buys	(247)	(82,000)	(606)
Expirations	0	(2,000)	(69)
Exercised	(45)	(32,000)	(137)

Balance at 12/31/2010	102	$23,000	$196

(h)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	1,950	03/2011	CITI	$0	$(16)	$(16)
Buy	CNY	3,320	01/2011	BOA	4	0	4
Sell		9,296	01/2011	DUB	0	(13)	(13)
Buy		5,976	01/2011	MSC	7	0	7
Buy		4,471	04/2011	BCLY	12	0	12
Buy		6,280	04/2011	CITI	20	0	20
Buy		23,161	04/2011	JPM	32	0	32
Buy		3,387	04/2011	RBS	10	0	10
Buy		9,296	02/2012	DUB	12	0	12
Sell	EUR	4,889	01/2011	CITI	191	0	191
Sell	HUF	120,125	01/2011	CITI	0	(25)	(25)
Buy	INR	55,435	03/2011	BCLY	59	0	59
Buy		29,800	03/2011	CITI	2	0	2
Buy		52,802	03/2011	DUB	0	0	0
Buy		60,945	03/2011	RBS	0	(1)	(1)
Buy	KRW	185,000	05/2011	BCLY	0	(1)	(1)
Buy		1,806,600	05/2011	CITI	0	(10)	(10)
Buy		149,086	05/2011	GSC	0	0	0
Buy		350,000	05/2011	HSBC	0	(2)	(2)
Buy		806,300	05/2011	JPM	2	0	2
Buy		701,000	05/2011	RBS	0	0	0
Buy	MXN	2,009	02/2011	DUB	5	0	5
Buy		25,315	02/2011	JPM	71	0	71
Buy	MYR	929	02/2011	BCLY	3	0	3
Buy		3,438	02/2011	JPM	13	0	13
Buy	PHP	14,970	06/2011	CITI	4	0	4
Buy		7,305	06/2011	DUB	2	0	2
Buy		29,302	06/2011	HSBC	6	0	6
Buy		7,504	06/2011	JPM	2	0	2
Buy	PLN	7,206	02/2011	BCLY	0	(70)	(70)
Buy	SGD	394	03/2011	BCLY	7	0	7
Sell		2,956	03/2011	CITI	0	(100)	(100)
Buy		2,934	03/2011	DUB	86	0	86
Buy		1,457	03/2011	JPM	26	0	26
Buy	TRY	814	01/2011	CITI	0	(33)	(33)

					$576	$(271)	$305

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bahrain
Sovereign Issues	$0	$2,349	$0	$2,349
Barbados
Corporate Bonds & Notes	0	1,450	0	1,450
Bermuda
Corporate Bonds & Notes	0	4,696	0	4,696
Brazil
Corporate Bonds & Notes	0	19,373	0	19,373
Sovereign Issues	0	18,918	0	18,918
Canada
Corporate Bonds & Notes	0	710	0	710

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Cayman Islands
Corporate Bonds & Notes	$0	$4,386	$628	$5,014
Chile
Corporate Bonds & Notes	0	5,119	0	5,119
China
Sovereign Issues	0	591	0	591
Colombia
Corporate Bonds & Notes	0	3,944	0	3,944
Sovereign Issues	0	17,527	0	17,527
Egypt
Bank Loan Obligations	0	798	0	798
Corporate Bonds & Notes	0	433	0	433

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
El Salvador
Corporate Bonds & Notes	$0	$681	$0	$681
Sovereign Issues	0	156	0	156
Gabon
Sovereign Issues	0	705	0	705
Guatemala
Sovereign Issues	0	665	0	665
Hong Kong
Corporate Bonds & Notes	0	940	0	940
India
Corporate Bonds & Notes	0	4,817	0	4,817
Indonesia
Corporate Bonds & Notes	0	4,534	0	4,534
Sovereign Issues	0	18,465	0	18,465
Ireland
Corporate Bonds & Notes	0	7,718	0	7,718
Israel
U.S. Government Agencies	0	114	0	114
Kazakhstan
Corporate Bonds & Notes	0	12,736	0	12,736
Mexico
Corporate Bonds & Notes	0	23,265	0	23,265
Sovereign Issues	0	17,697	0	17,697
Netherlands
Corporate Bonds & Notes	0	2,739	0	2,739
Panama
Sovereign Issues	0	3,258	0	3,258
Peru
Corporate Bonds & Notes	0	0	586	586
Sovereign Issues	0	3,202	0	3,202
Philippines
Sovereign Issues	0	5,788	0	5,788
Poland
Sovereign Issues	0	1,575	0	1,575
Qatar
Corporate Bonds & Notes	0	2,683	0	2,683
Sovereign Issues	0	847	0	847
Russia
Corporate Bonds & Notes	0	32,805	0	32,805
Sovereign Issues	0	17,359	0	17,359
Singapore
Corporate Bonds & Notes	0	1,040	0	1,040
South Africa
Corporate Bonds & Notes	0	624	0	624
Sovereign Issues	0	2,782	0	2,782
South Korea
Corporate Bonds & Notes	0	1,803	0	1,803

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sovereign Issues	$0	$3,533	$0	$3,533
Trinidad and Tobago
Corporate Bonds & Notes	0	2,244	0	2,244
Tunisia
Sovereign Issues	0	1,137	0	1,137
Turkey
Sovereign Issues	0	22,359	0	22,359
United Arab Emirates
Corporate Bonds & Notes	0	851	0	851
Sovereign Issues	0	1,047	0	1,047
United Kingdom
Corporate Bonds & Notes	0	1,024	0	1,024
United States
Bank Loan Obligations	0	1,230	897	2,127
Corporate Bonds & Notes	0	2,844	0	2,844
Mortgage-Backed Securities	0	902	0	902
U.S. Government Agencies	0	522	0	522
U.S. Treasury Obligations	0	483	0	483
Uruguay
Sovereign Issues	0	3,372	0	3,372
Venezuela
Corporate Bonds & Notes	0	657	0	657
Sovereign Issues	0	8,713	0	8,713
Virgin Islands (British)
Corporate Bonds & Notes	0	6,565	0	6,565
Short-Term Instruments
Repurchase Agreements	0	644	0	644
U.S. Treasury Bills	0	180	0	180
PIMCO Short-Term Floating NAV Portfolio	8,104	0	0	8,104
	$8,104	$307,599	$2,111	$317,814

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,397	0	1,397
Foreign Exchange Contracts	0	576	0	576
Interest Rate Contracts	0	776	0	776
	$0	$2,749	$0	$2,749

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2)	0	(2)
Foreign Exchange Contracts	0	(271)	0	(271)
Interest Rate Contracts	0	(618)	(17)	(635)
	$0	$(891)	$(17)	$(908)

Totals	$8,104	$309,457	$2,094	$319,655

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$141	$467	$(28)	$24	$10	$14	$0	$0	$628	$13
Peru
Corporate Bonds & Notes	0	595	0	0	0	(9)	0	0	586	(9)
United States
Bank Loan Obligations	1,300	900	(331)	0	0	(6)	0	(966)	897	(3)

	$1,441	$1,962	$(359)	$24	$10	$(1)	$0	$(966)	$2,111	$1

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(19)	0	0	2	0	0	(17)	2

Totals	$1,441	$1,962	$(378)	$24	$10	$1	$0	$(966)	$2,094	$3

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Emerging Markets Bond Portfolio  (Cont.)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$576	$0	$0	$0	$576
Unrealized appreciation on swap agreements	776	0	1,397	0	0	2,173

	$776	$576	$1,397	$0	$0	$2,749

Liabilities:
Written options outstanding	$453	$0	$0	$0	$0	$453
Unrealized depreciation on foreign currency contracts	0	271	0	0	0	271
Unrealized depreciation on swap agreements	182	0	2	0	0	184

	$635	$271	$2	$0	$0	$908

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(62)	$0	$0	$0	$(62)
Net realized gain on futures contracts, written options and swaps	1,315	70	1,669	0	0	3,054
Net realized (loss) on foreign currency transactions	0	(223)	0	0	0	(223)

	$1,315	$(215)	$1,669	$0	$0	$2,769

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$18	$0	$0	$0	$18
Net change in unrealized appreciation on futures contracts, written options and swaps	135	1	590	0	0	726
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	191	0	0	0	191

	$135	$210	$590	$0	$0	$935

(1)	See note 5 in the Notes to Financial Statements for additional information.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

Annual Report	December 31, 2010	17

Notes to Financial Statements  (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

18	PIMCO Variable Insurance Trust

December 31, 2010

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

Annual Report	December 31, 2010	19

Notes to Financial Statements  (Cont.)

subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums

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December 31, 2010

received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Annual Report	December 31, 2010	21

Notes to Financial Statements  (Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining

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December 31, 2010

approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	December 31, 2010	23

Notes to Financial Statements  (Cont.)

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$1,534	$181,228	$(174,660)	$1	$1	$8,104	$28

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$434,596	$444,948	$164,256	$43,690

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	13,207	$176,732	9,292	$107,390
Advisor Class	1,971	26,601	626	7,269
Issued as reinvestment of distributions
Administrative Class	868	11,589	784	9,049
Advisor Class	66	893	35	415
Cost of shares redeemed
Administrative Class	(6,719)	(89,567)	(7,930)	(89,569)
Advisor Class	(1,007)	(13,747)	(163)	(1,865)
Net increase resulting from Portfolio share transactions	8,386	$112,501	2,644	$32,689

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December 31, 2010

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	4	88	*
Advisor Class	5	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and

PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$1,182	$—	$19,321	$(436)	$(5,830)	$(1,726)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$5,830	$—

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$300,420	$18,603	$(1,209)	$17,394

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$12,482	$—	$—
12/31/2009	$9,464	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CNY	Chinese Renminbi	INR	Indian Rupee	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	SGD	Singapore Dollar
EUR	Euro	MXN	Mexican Peso	TRY	Turkish New Lira
GBP	British Pound	MYR	Malaysian Ringgit	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

Annual Report	December 31, 2010	27

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	29

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

32	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA15_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Foreign Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United Kingdom	26.3%
United States	24.8%
France	11.3%
Netherlands	11.0%
Germany	8.8%
Short-Term Instruments	5.9%
Other	11.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (04/30/08)
PIMCO Foreign Portfolio (Unhedged) Administrative Class	9.47%	7.27%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	5.76%	5.18%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,088.12	$1,020.62
Expenses Paid During Period†	$4.79	$4.63

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates) contributed to performance as ten-year government yields declined in these countries.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries.

»

A yield curve flattening bias in Japan contributed to performance as long interest rates fell during the reporting period, offsetting losses incurred by a modest underweight position to Japanese duration during the period from June 2010 through November 2010, which detracted from performance.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Australian dollar, partially obtained via foreign exchange currency futures, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position in commercial mortgage-backed securities (“CMBS”) contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to U.K. duration during the last quarter of the reporting period detracted from performance as ten-year government yields rose during this period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	04/30/2008-12/31/2008

Administrative Class
Net asset value beginning of year or period	$10.64	$10.53	$10.00
Net investment income (a)	0.15	0.16	0.05
Net realized/unrealized gain on investments	0.85	0.27	0.53
Total income from investment operations	1.00	0.43	0.58
Dividends from net investment income	(0.15)	(0.15)	(0.05)
Distributions from net realized capital gains	(0.09)	(0.17)	0.00
Total distributions	(0.24)	(0.32)	(0.05)
Net asset value end of year or period	$11.40	$10.64	$10.53
Total return	9.47%	4.09%	5.84%
Net assets end of year or period (000s)	$9,956	$6,277	$5,182
Ratio of expenses to average net assets	0.91%	0.90%	0.79%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.79%*
Ratio of net investment income to average net assets	1.33%	1.50%	0.71%*
Portfolio turnover rate	304%**	683%	891%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$34,784
Investments in Affiliates, at value	2,023
Repurchase agreements, at value	148
Deposits with counterparty	97
Foreign currency, at value	177
Receivable for investments sold	988
Receivable for Portfolio shares sold	63
Interest and dividends receivable	421
Variation margin receivable	13
Swap premiums paid	108
Unrealized appreciation on foreign currency contracts	894
Unrealized appreciation on swap agreements	119
39,835

Liabilities:
Payable for reverse repurchase agreements	$865
Payable for investments purchased	998
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	11
Written options outstanding	136
Deposits from counterparty	10
Accrued related party fees	42
Swap premiums received	58
Unrealized depreciation on foreign currency contracts	297
Unrealized depreciation on swap agreements	88
2,506

Net Assets	$37,329

Net Assets Consist of:
Paid in capital	$34,653
Undistributed net investment income	1,670
Accumulated undistributed net realized gain	51
Net unrealized appreciation	955
$37,329

Net Assets:
Administrative Class	$9,956
Advisor Class	27,373

Shares Issued and Outstanding:
Administrative Class	873
Advisor Class	2,399

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.40
Advisor Class	11.40

Cost of Investments Owned	$34,441
Cost of Investments in Affiliates Owned	$2,023
Cost of Repurchase Agreements Owned	$148
Cost of Foreign Currency Held	$174
Premiums Received on Written Options	$121

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$725
Dividends from Affiliate investments	8
Total Income	733

Expenses:
Investment advisory fees	81
Supervisory and administrative fees	161
Servicing fees – Administrative Class	16
Distribution and/or servicing fees – Advisor Class	53
Interest expense	3
Miscellaneous expense	1
Total Expenses	315

Net Investment Income	418

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(244)
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	563
Net realized gain on foreign currency transactions	1,199
Net change in unrealized appreciation on investments	482
Net change in unrealized appreciation on futures contracts, written options and swaps	32
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	815
Net Gain	2,849

Net Increase in Net Assets Resulting from Operations	$3,267

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$418	$125
Net realized gain	1,518	857
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	1,329	(643)
Net increase resulting from operations	3,267	339

Distributions to Shareholders:
From net investment income
Administrative Class	(144)	(76)
Advisor Class	(272)	(52)
From net realized capital gains
Administrative Class	(76)	(100)
Advisor Class	(224)	(151)

Total Distributions	(716)	(379)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	17,425	12,211

Total Increase in Net Assets	19,976	12,171

Net Assets:
Beginning of year	17,353	5,182
End of year*	$37,329	$17,353

*Including undistributed net investment income of:	$1,670	$504

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.2%

CORPORATE BONDS & NOTES 2.2%

Commonwealth Bank of Australia
3.492% due 08/13/2014		$200	$210

ING Bank Australia Ltd.
5.500% due 10/08/2012	AUD	500	510

Westpac Banking Corp.
2.700% due 12/09/2014		$100	101

Total Australia (Cost $727)			821

CANADA 3.1%

CORPORATE BONDS & NOTES 0.8%

Bank of Montreal
2.850% due 06/09/2015 (d)		$300	305

MORTGAGE-BACKED SECURITIES 0.0%

Column Canada Issuer Corp.
5.147% due 05/12/2034	CAD	5	5

Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035		11	12

			17

SOVEREIGN ISSUES 2.3%

Canada Government International Bond
1.500% due 06/01/2012		400	402
2.000% due 12/01/2014		100	100

Canada Housing Trust No. 1
1.666% due 09/15/2014		100	102
4.600% due 09/15/2011		100	103

Province of Ontario Canada
4.000% due 12/03/2019	EUR	100	139

			846

Total Canada (Cost $1,126)			1,168

CAYMAN ISLANDS 0.8%

ASSET-BACKED SECURITIES 0.5%

Landmark CDO Ltd.
0.596% due 06/01/2017		$197	185

CORPORATE BONDS & NOTES 0.3%

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		100	104

Total Cayman Islands (Cost $286)			289

DENMARK 1.8%

CORPORATE BONDS & NOTES 1.8%

Nykredit Realkredit A/S
1.000% due 01/01/2011	EUR	500	668

Realkredit Danmark A/S
2.000% due 01/01/2011	DKK	100	18

Total Denmark (Cost $701)			686

FRANCE 11.2%

CORPORATE BONDS & NOTES 5.2%

BNP Paribas Home Loan Covered Bonds S.A.
3.000% due 07/23/2013	EUR	100	137
4.750% due 05/28/2013		100	142

Cie de Financement Foncier
1.625% due 07/23/2012		$100	101
2.000% due 02/17/2012	EUR	100	134
2.500% due 09/16/2015		$200	195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 02/11/2011	EUR	200	$268
4.500% due 01/09/2013		100	141

Dexia Credit Local S.A.
0.768% due 04/29/2014 (d)		$600	598
2.750% due 01/10/2014		100	102

General Electric Societe de Credit Foncier
3.750% due 07/22/2014	EUR	100	138

			1,956

SOVEREIGN ISSUES 6.0%

France Government Bond
3.500% due 04/25/2020		400	542
3.750% due 04/25/2017		600	851
4.000% due 04/25/2018		400	572

France Treasury Notes
3.000% due 01/12/2011		100	134

Societe Financement de l'Economie Francaise
2.375% due 03/10/2012		100	136

			2,235

Total France (Cost $4,235)			4,191

GERMANY 8.8%

CORPORATE BONDS & NOTES 1.3%

Kreditanstalt fuer Wiederaufbau
1.250% due 06/17/2013	EUR	200	266
4.125% due 07/04/2017		160	231

			497

SOVEREIGN ISSUES 7.5%

Republic of Germany
3.500% due 07/04/2019		900	1,263
4.000% due 01/04/2018		400	585
4.000% due 01/04/2037		200	289
4.250% due 07/04/2018		100	148
4.750% due 07/04/2034		200	320
5.500% due 01/04/2031		100	171

			2,776

Total Germany (Cost $3,193)			3,273

NETHERLANDS 10.9%

ASSET-BACKED SECURITIES 0.6%

Globaldrive BV
3.000% due 07/20/2015	EUR	110	147
4.000% due 10/20/2016		51	69

			216

CORPORATE BONDS & NOTES 3.1%

ABN AMRO Bank NV
3.250% due 01/18/2013		100	137

Achmea Hypotheekbank NV
0.636% due 11/03/2014		$100	100
3.200% due 11/03/2014		200	208

ING Bank NV
2.250% due 08/31/2015	EUR	200	261

NIBC Bank NV
0.680% due 12/02/2014		$100	100
2.800% due 12/02/2014		200	206
3.500% due 04/07/2014	EUR	100	140

			1,152

SOVEREIGN ISSUES 7.2%

Netherlands Government International Bond
4.000% due 07/15/2016		700	1,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/15/2018	EUR	200	$289
4.000% due 07/15/2019		400	576
5.000% due 07/15/2011		600	820

			2,705

Total Netherlands (Cost $4,086)			4,073

NORWAY 0.8%

CORPORATE BONDS & NOTES 0.8%

DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	200	279

Total Norway (Cost $285)			279

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$100	120

Total Russia (Cost $118)			120

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

European Investment Bank
3.625% due 10/15/2011	EUR	200	273

Total Supranational (Cost $249)			273

SWEDEN 2.0%

CORPORATE BONDS & NOTES 2.0%

Stadshypotek AB
0.853% due 09/30/2013		$300	300
1.450% due 09/30/2013		300	300
2.750% due 04/30/2015	EUR	100	134

Total Sweden (Cost $723)			734

UNITED KINGDOM 26.0%

CORPORATE BONDS & NOTES 3.5%

Abbey National Treasury Services PLC
3.625% due 10/05/2017	EUR	200	260

BP Capital Markets PLC
3.125% due 10/01/2015		$200	200
3.830% due 10/06/2017	EUR	100	134

Lloyds TSB Bank PLC
12.000% due 12/29/2049		$400	437

Nationwide Building Society
2.875% due 09/14/2015	EUR	100	131
4.125% due 02/27/2012		100	137

			1,299

MORTGAGE-BACKED SECURITIES 5.3%

Eurosail PLC
0.908% due 03/13/2045	GBP	200	262
1.189% due 03/13/2045	EUR	100	111

Granite Master Issuer PLC
0.401% due 12/20/2054		$155	132
0.431% due 12/20/2054		100	80
0.973% due 12/17/2054	EUR	100	106

Granite Mortgages PLC
0.912% due 06/20/2044	GBP	102	149

Great Hall Mortgages PLC
0.434% due 06/18/2039		$73	62

Holmes Master Issuer PLC
2.353% due 10/15/2054	EUR	200	267

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kensington Mortgage Securities PLC
1.198% due 06/14/2040	EUR	97	$110

Newgate Funding PLC
1.749% due 12/15/2050	GBP	200	238

RMAC Securities PLC
0.918% due 06/12/2044		200	255
1.179% due 06/12/2044	EUR	200	222

			1,994

SOVEREIGN ISSUES 17.2%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	2,000	3,206
3.750% due 09/07/2019		50	80
4.000% due 09/07/2016		800	1,345
4.250% due 06/07/2032		200	316
4.250% due 03/07/2036		170	267
4.500% due 03/07/2019		200	341
4.500% due 12/07/2042		100	165
4.750% due 09/07/2015		300	521
4.750% due 12/07/2038		100	171

			6,412

Total United Kingdom (Cost $9,679)			9,705

UNITED STATES 24.6%

ASSET-BACKED SECURITIES 0.5%

HSBC Home Equity Loan Trust
0.411% due 03/20/2036		$75	70

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		100	101

			171

CORPORATE BONDS & NOTES 8.5%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	200	271
6.625% due 05/15/2012		$100	103
6.875% due 09/15/2011		100	103
6.875% due 08/28/2012		200	210

American International Group, Inc.
0.399% due 10/18/2011		100	99
5.750% due 03/15/2067	GBP	100	124

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	100	137

Citigroup, Inc.
0.572% due 06/09/2016		$100	89
6.000% due 08/15/2017		100	109

Embarq Corp.
7.082% due 06/01/2016		100	111

General Electric Capital Corp.
0.304% due 09/20/2013		200	193

International Lease Finance Corp.
5.875% due 05/01/2013		100	102
6.375% due 03/25/2013		100	103
6.500% due 09/01/2014		100	106
6.750% due 09/01/2016		100	107

JC Penney Corp., Inc.
7.950% due 04/01/2017		100	110

JPMorgan Chase & Co.
4.950% due 03/25/2020		200	206
6.300% due 04/23/2019		200	228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macy's Retail Holdings, Inc.
7.450% due 07/15/2017		$100	$110

Merrill Lynch & Co., Inc.
1.578% due 09/14/2018	EUR	200	209
1.764% due 09/27/2012		100	130

WM Covered Bond Program
4.000% due 11/26/2016		100	136
4.375% due 05/19/2014		50	70

			3,166

MORTGAGE-BACKED SECURITIES 8.4%

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		$100	89

Citigroup Mortgage Loan Trust, Inc.
2.560% due 08/25/2035		44	40

Commercial Mortgage Pass-Through Certificates
2.426% due 07/10/2046 (a)		2,300	212
2.458% due 07/10/2046 (a)		1,700	186
3.156% due 07/10/2046		200	200

Credit Suisse Mortgage Capital Certificates
0.330% due 02/15/2022		84	79
5.949% due 12/18/2049		200	215

First Horizon Asset Securities, Inc.
5.831% due 05/25/2037		101	77

GS Mortgage Securities Corp. II
0.356% due 03/06/2020		333	325
4.592% due 08/10/2043		200	202

Harborview Mortgage Loan Trust
0.541% due 02/19/2036		579	371

Indymac Index Mortgage Loan Trust
0.501% due 07/25/2035		50	33

JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		200	190

JPMorgan Mortgage Trust
5.410% due 02/25/2036		60	56

Mellon Residential Funding Corp.
0.690% due 08/15/2032		184	175

Merrill Lynch Countrywide Commercial Mortgage Trust
5.965% due 08/12/2049		100	108

Merrill Lynch Mortgage Investors, Inc.
2.773% due 02/25/2035		40	38

RBSCF Trust
6.014% due 12/16/2049		100	107

Structured Asset Securities Corp.
2.856% due 10/25/2035		232	186

Thornburg Mortgage Securities Trust
0.373% due 07/25/2036		51	51

Wachovia Bank Commercial Mortgage Trust
5.416% due 01/15/2045		100	107

Wells Fargo Mortgage-Backed Securities Trust
2.888% due 10/25/2035		95	89

			3,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.8%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	$100	$101

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.618% due 08/01/2040	100	98

University of California Regents Medical Center Revenue Bonds, Series 2010
6.548% due 05/15/2048	100	98

		297

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
0.691% due 11/25/2040	197	197
0.711% due 11/25/2040	196	196
4.500% due 01/25/2017	32	32

NCUA Guaranteed Notes
0.635% due 11/06/2017	1,080	1,080
0.821% due 12/08/2020	200	199

Small Business Administration
5.980% due 05/01/2022	232	252

Tennessee Valley Authority
6.250% due 12/15/2017	200	240

		2,196

U.S. TREASURY OBLIGATIONS 0.5%

Treasury Inflation Protected Securities (b)
1.250% due 07/15/2020 (e)	201	206

Total United States (Cost $9,033)		9,172

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.010% due 01/03/2011	148	148

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $153. Repurchase proceeds are $148.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 5.4%
	201,959	2,023

Total Short-Term Instruments (Cost $2,171)		2,171

Total Investments 99.0% (Cost $36,612)		$36,955

Written Options (g) (0.4%) (Premiums $121)		(136)

Other Assets and Liabilities (Net) 1.4%		510

Net Assets 100.0%		$37,329

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $1,308 at a weighted average interest rate of 0.509%. On December 31, 2010, securities valued at $903 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $36 and cash of $97 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	3	$0
Euro-Bund 10-Year Bond March Futures	Long	03/2011	16	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	3	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2011	4	1

				$(4)

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.199%	$	100	$1	$(2)	$3
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.050%		100	(8)	(5)	(3)
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	2.221%		100	7	7	0
Macy's Retail Holdings, Inc.	JPM	(5.000%	)	09/20/2017	1.647%		100	(20)	(13)	(7)

								$(20)	$(13)	$(7)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	GSC	1.000%		09/20/2015	0.480%	$	100	$2	$2	$0
BP Capital Markets America, Inc.	MSC	1.000%		12/20/2015	0.894%		100	1	(2)	3
Brazil Government International Bond	BCLY	1.000%		12/20/2011	0.572%		100	0	0	0
Brazil Government International Bond	DUB	1.000%		12/20/2011	0.572%		200	1	1	0
California State General Obligation Bonds, Series 2003	CITI	2.950%		12/20/2020	2.976%		100	0	0	0
California State General Obligation Bonds, Series 2003	MSC	2.900%		12/20/2020	2.976%		100	0	0	0
China Government International Bond	UBS	1.000%		12/20/2015	0.659%		200	3	4	(1)
France Government Bond	DUB	0.250%		12/20/2015	1.062%		600	(23)	(15)	(8)
France Government Bond	GSC	0.250%		12/20/2015	1.062%		200	(8)	(5)	(3)
France Government Bond	UBS	0.250%		12/20/2015	1.062%		100	(4)	(2)	(2)
General Electric Capital Corp.	BOA	1.000%		12/20/2012	0.872%		200	1	(1)	2
Mexico Government International Bond	BCLY	1.000%		12/20/2011	0.611%		300	1	1	0
Russia Government International Bond	MLP	1.000%		12/20/2011	0.556%		100	0	0	0
Russia Government International Bond	MSC	1.000%		12/20/2011	0.556%		200	1	1	0
South Korea Government Bond	CITI	1.000%		12/20/2015	0.934%		100	0	1	(1)
United Kingdom Gilt	CITI	1.000%		06/20/2015	0.666%		200	3	2	1
United Kingdom Gilt	DUB	1.000%		06/20/2015	0.666%		500	8	4	4
United Kingdom Gilt	DUB	1.000%		12/20/2015	0.715%		300	5	7	(2)

								$(9)	$(2)	$(7)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$	700	$5	$1	$4

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	300	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		500	(1)	0	(1)
Pay	1-Year BRL-CDI	11.280%	01/02/2012	CSFB		2,000	(5)	0	(5)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		2,200	(3)	2	(5)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		1,100	9	11	(2)
Pay	3-Month AUD Bank Bill	5.250%	06/15/2012	CITI	AUD	900	(1)	0	(1)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	300	9	1	8
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BCLY	$	800	(26)	(7)	(19)
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BOA		900	(30)	(3)	(27)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	270,000	81	49	32
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		80,000	24	14	10
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		20,000	14	(1)	15
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UBS		50,000	35	(2)	37

							$105	$64	$41

(g)	Written options outstanding on December 31, 2010:

Optionson Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$122.000	01/21/2011	4	$3	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	10	4	6
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	10	7	4

				$14	$11

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.500%	02/14/2011	$	1,700	$1	$1
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	0.500%	02/14/2011		1,700	3	1
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400	12	19
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	3
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,500	20	34
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		200	2	3
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	8
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		100	1	0

								$64	$93

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.500%	03/16/2011	$		800	$2	$1
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011			800	2	3
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011			1,900	8	1
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.200%	03/16/2011		EUR	200	1	1
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011			200	1	0
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.300%	03/16/2011			200	1	1
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.500%	03/16/2011			100	1	0
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011			1,200	6	2
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.200%	03/16/2011			500	3	3

								$25	$12

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

ForeignCurrency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC AUD versus USD	$	0.953	01/31/2011	AUD	300	$3	$0
Call - OTC EUR versus USD		1.333	01/31/2011	EUR	200	4	5
Call - OTC USD versus KRW	KRW	1,227.000	03/17/2011	$	200	2	2

						$9	$7

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	200	$1	$1
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		200	1	2
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		600	7	10

						$ 9	$13

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2009	14	$2,800	AUD	0	EUR	0	GBP	0	$33
Sales	108	21,000		1,500		7,600		400	255
Closing Buys	(98)	(4,400)		(300)		(3,100)		0	(100)
Expirations	0	(3,100)		(900)		(1,900)		(400)	(59)
Exercised	0	(1,400)		0		0		0	(8)

Balance at 12/31/2010	24	$14,900	AUD	300	EUR	2,600	GBP	0	$121

(h)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	7	01/2011	BNP	$0	$0	$0
Sell		9	01/2011	BOA	0	0	0
Sell		453	01/2011	HSBC	0	(13)	(13)
Buy		751	01/2011	RBS	51	0	51
Sell		42	01/2011	RBS	0	(2)	(2)
Sell	BRL	16	03/2011	RBS	0	0	0
Buy	CAD	53	02/2011	BNP	1	0	1
Sell		343	02/2011	DUB	0	(4)	(4)
Buy		701	02/2011	RBC	17	0	17
Buy		133	02/2011	UBS	2	0	2
Sell	CNY	644	01/2011	BCLY	0	(2)	(2)
Buy		327	01/2011	BOA	1	0	1
Sell		1,112	01/2011	CITI	0	(5)	(5)
Buy		1,655	01/2011	HSBC	3	0	3
Buy		453	01/2011	JPM	1	0	1
Sell		1,146	01/2011	JPM	0	(5)	(5)
Buy		466	01/2011	MSC	1	0	1
Buy		212	04/2011	BCLY	0	0	0
Sell		1,582	04/2011	CITI	0	0	0
Buy		106	04/2011	CSFB	0	0	0
Buy		73	04/2011	HSBC	0	0	0
Buy		73	04/2011	JPM	0	0	0
Buy		1,119	04/2011	MSC	2	0	2
Buy		787	06/2011	BCLY	3	0	3
Buy		309	06/2011	DUB	0	0	0
Buy		684	06/2011	HSBC	3	0	3
Buy		592	06/2011	JPM	1	0	1
Buy		2,048	06/2011	RBS	9	0	9
Buy		332	09/2011	BOA	1	0	1
Buy		325	09/2011	CITI	1	0	1
Buy		937	09/2011	HSBC	4	0	4
Buy		1,944	09/2011	JPM	8	0	8
Buy		200	11/2011	JPM	0	0	0
Buy		430	09/2015	BCLY	1	0	1
Buy		123	09/2015	BOA	0	0	0
Buy		1,656	09/2015	CITI	2	0	2
Buy		123	09/2015	MSC	0	0	0

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	DKK	102	02/2011	BCLY	$0	$0	$0
Sell		151	02/2011	BOA	0	0	0
Buy		1,958	02/2011	RBC	0	(13)	(13)
Sell	EUR	573	01/2011	BCLY	0	(10)	(10)
Buy		423	01/2011	BNP	7	0	7
Buy		587	01/2011	BOA	12	0	12
Buy		1,831	01/2011	CITI	9	(8)	1
Sell		597	01/2011	CITI	16	0	16
Buy		234	01/2011	HSBC	0	(1)	(1)
Buy		1,320	01/2011	MSC	0	(52)	(52)
Sell		200	01/2011	MSC	10	0	10
Buy		276	01/2011	RBC	1	(3)	(2)
Sell		306	01/2011	RBC	0	(1)	(1)
Buy		1,154	01/2011	RBS	9	0	9
Sell		3,790	01/2011	RBS	1	(105)	(104)
Buy		1,289	01/2011	UBS	0	(14)	(14)
Sell		95	01/2011	UBS	0	0	0
Buy		573	02/2011	BCLY	10	0	10
Sell		1,387	02/2011	CITI	0	(9)	(9)
Sell		298	02/2011	RBC	1	0	1
Sell		1,154	02/2011	RBS	0	(9)	(9)
Sell	GBP	1,314	01/2011	BNP	27	0	27
Sell		108	01/2011	CSFB	2	0	2
Sell		1,212	01/2011	DUB	25	0	25
Sell		216	03/2011	BNP	0	(2)	(2)
Buy	IDR	61,670	07/2011	CITI	0	0	0
Buy		128,230	07/2011	HSBC	0	0	0
Buy		1,657,690	07/2011	JPM	0	0	0
Buy	JPY	11,119	01/2011	BCLY	2	0	2
Sell		17,885	01/2011	BCLY	0	(4)	(4)
Buy		214,416	01/2011	CITI	89	0	89
Buy		232,593	01/2011	GSC	102	0	102
Sell		17,212	01/2011	HSBC	0	(5)	(5)
Buy		372,161	01/2011	JPM	153	0	153
Buy		89,799	01/2011	RBC	40	0	40
Sell		54,858	01/2011	RBC	0	(12)	(12)
Buy		563,138	01/2011	RBS	234	0	234
Sell		8,045	01/2011	UBS	0	(1)	(1)
Buy	KRW	370,494	01/2011	BCLY	3	0	3
Buy		81,280	01/2011	JPM	0	0	0
Sell		757,911	01/2011	JPM	0	(13)	(13)
Buy		300,562	01/2011	MSC	0	(3)	(3)
Buy		5,575	01/2011	RBS	0	0	0
Buy		73,288	05/2011	CITI	0	0	0
Sell		363	05/2011	CITI	0	0	0
Buy		757,911	05/2011	JPM	16	0	16
Buy	MXN	1,726	02/2011	BCLY	6	0	6
Buy		3,064	02/2011	MSC	5	0	5
Sell	MYR	0	02/2011	DUB	0	0	0
Buy	NOK	497	02/2011	RBC	1	0	1
Buy	SEK	2,069	02/2011	RBC	0	(1)	(1)
Sell	SGD	8	03/2011	CITI	0	0	0
Buy		13	03/2011	GSC	0	0	0
Buy		44	03/2011	HSBC	1	0	1

					$894	$(297)	$597

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$821	$0	$821
Canada
Corporate Bonds & Notes	0	305	0	305
Mortgage-Backed Securities	0	17	0	17
Sovereign Issues	0	846	0	846
Cayman Islands
Asset-Backed Securities	0	0	185	185
Corporate Bonds & Notes	0	104	0	104
Denmark
Corporate Bonds & Notes	0	686	0	686
France
Corporate Bonds & Notes	0	1,956	0	1,956
Sovereign Issues	0	2,235	0	2,235
Germany
Corporate Bonds & Notes	0	497	0	497
Sovereign Issues	0	2,776	0	2,776
Netherlands
Asset-Backed Securities	0	216	0	216
Corporate Bonds & Notes	0	1,152	0	1,152
Sovereign Issues	0	2,705	0	2,705
Norway
Corporate Bonds & Notes	0	279	0	279
Russia
Corporate Bonds & Notes	0	120	0	120
Supranational
Corporate Bonds & Notes	0	273	0	273
Sweden
Corporate Bonds & Notes	0	734	0	734
United Kingdom
Corporate Bonds & Notes	0	1,299	0	1,299
Mortgage-Backed Securities	0	1,994	0	1,994

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sovereign Issues	$0	$6,412	$0	$6,412
United States
Asset-Backed Securities	0	171	0	171
Corporate Bonds & Notes	0	3,166	0	3,166
Mortgage-Backed Securities	0	2,709	427	3,136
Municipal Bonds & Notes	0	297	0	297
U.S. Government Agencies	0	917	1,279	2,196
U.S. Treasury Obligations	0	206	0	206
Short-Term Instruments
Repurchase Agreements	0	148	0	148
PIMCO Short-Term Floating NAV Portfolio	2,023	0	0	2,023
	$2,023	$33,041	$1,891	$36,955

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	17	0	17
Foreign Exchange Contracts	0	894	0	894
Interest Rate Contracts	1	102	0	103
	$1	$1,013	$0	$1,014

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(39)	0	(39)
Foreign Exchange Contracts	0	(304)	0	(304)
Interest Rate Contracts	(5)	(165)	(13)	(183)
	$(5)	$(508)	$(13)	$(526)

Totals	$2,019	$33,546	$1,878	$37,443

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory(3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$0	$186	$0	$0	$0	$(1)	$0	$0	$185	$(1)
United Kingdom
Corporate Bonds & Notes	393	0	0	0	0	44	0	(437)	0	0
United States
Mortgage-Backed Securities	0	440	(9)	0	0	(4)	0	0	427	(4)
U.S. Government Agencies	0	1,300	(20)	0	0	(1)	0	0	1,279	(1)

	$393	$1,926	$(29)	$0	$0	$38	$0	$(437)	$1,891	$(6)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(8)	0	0	(5)	0	0	(13)	(5)

Totals	$393	$1,926	$(37)	$0	$0	$33	$0	$(437)	$1,878	$(11)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

December 31, 2010

(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$13	$0	$0	$0	$0	$13
Unrealized appreciation on foreign currency contracts	0	894	0	0	0	894
Unrealized appreciation on swap agreements	102	0	17	0	0	119

	$115	$894	$17	$0	$0	$1,026

Liabilities:
Written options outstanding	$117	$7	$12	$0	$0	$136
Unrealized depreciation on foreign currency contracts	0	297	0	0	0	297
Unrealized depreciation on swap agreements	61	0	27	0	0	88

	$178	$304	$39	$0	$0	$521

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(227)	$0	$0	$0	$(227)
Net realized gain on futures contracts, written options and swaps	473	66	24	0	0	563
Net realized gain on foreign currency transactions	0	1,611	0	0	0	1,611

	$473	$1,450	$24	$0	$0	$1,947

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$53	$0	$0	$0	$53
Net change in unrealized appreciation on futures contracts, written options and swaps	18	2	12	0	0	32
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	803	0	0	0	803

	$18	$858	$12	$0	$0	$888

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(4) as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

Annual Report	December 31, 2010	17

Notes to Financial Statements (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were

18	PIMCO Variable Insurance Trust

December 31, 2010

to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and

CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty,

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign

20	PIMCO Variable Insurance Trust

December 31, 2010

currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

22	PIMCO Variable Insurance Trust

December 31, 2010

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2010, the remaining recoverable amount to PIMCO was $17,154.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$705	$0

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 2,313	$41,908	$(42,200)	$2	$0	$2,023	$8

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,671	$14,064	$102,595	$84,639

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,392	$15,323	637	$6,738
Advisor Class	2,153	23,654	1,445	15,569
Issued as reinvestment of distributions
Administrative Class	20	220	16	176
Advisor Class	45	496	18	203
Cost of shares redeemed
Administrative Class	(1,129)	(12,709)	(555)	(5,897)
Advisor Class	(839)	(9,559)	(423)	(4,578)
Net increase resulting from Portfolio share transactions	1,642	$17,425	1,138	$12,211

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	6	84
Advisor Class	3	98

24	PIMCO Variable Insurance Trust

December 31, 2010

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$ 2,963	$ 41	$ 296	$ (536)	$ —	$ (88)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$36,669	$723	$ (437)	$286

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$716	$—	$—
12/31/2009	$317	$62	$—

(5)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

PIMCO Administrative Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the Administrative Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	NOK	Norwegian Krone
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	27

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	29

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

32	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA17_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Foreign Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United Kingdom	26.3%
United States	24.8%
France	11.3%
Netherlands	11.0%
Germany	8.8%
Short-Term Instruments	5.9%
Other	11.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (03/31/09)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	9.36%	10.77%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	5.76%	9.33%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,087.57	$1,020.11
Expenses Paid During Period†	$5.31	$5.14

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates) contributed to performance as ten-year government yields declined in these countries.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries.

»

A yield curve flattening bias in Japan contributed to performance as long interest rates fell during the reporting period, offsetting losses incurred by a modest underweight position to Japanese duration during the period from June 2010 through November 2010, which detracted from performance.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Australian dollar, partially obtained via foreign exchange currency futures, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position in commercial mortgage-backed securities (“CMBS”) contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to U.K. duration during the last quarter of the reporting period detracted from performance as ten-year government yields rose during this period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2010	03/31/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.64	$10.01
Net investment income (a)	0.14	0.12
Net realized/unrealized gain on investments	0.85	0.83
Total income from investment operations	0.99	0.95
Dividends from net investment income	(0.14)	(0.15)
Distributions from net realized capital gains	(0.09)	(0.17)
Total distributions	(0.23)	(0.32)
Net asset value end of year or period	$11.40	$10.64
Total return	9.36%	9.41%
Net assets end of year or period (000s)	$27,373	$11,076
Ratio of expenses to average net assets	1.01%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%*
Ratio of net investment income to average net assets	1.27%	1.52%*
Portfolio turnover rate	304%**	683%

*	Annualized
**The	ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$34,784
Investments in Affiliates, at value	2,023
Repurchase agreements, at value	148
Deposits with counterparty	97
Foreign currency, at value	177
Receivable for investments sold	988
Receivable for Portfolio shares sold	63
Interest and dividends receivable	421
Variation margin receivable	13
Swap premiums paid	108
Unrealized appreciation on foreign currency contracts	894
Unrealized appreciation on swap agreements	119
39,835

Liabilities:
Payable for reverse repurchase agreements	$865
Payable for investments purchased	998
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	11
Written options outstanding	136
Deposits from counterparty	10
Accrued related party fees	42
Swap premiums received	58
Unrealized depreciation on foreign currency contracts	297
Unrealized depreciation on swap agreements	88
2,506

Net Assets	$37,329

Net Assets Consist of:
Paid in capital	$34,653
Undistributed net investment income	1,670
Accumulated undistributed net realized gain	51
Net unrealized appreciation	955
$37,329

Net Assets:
Administrative Class	$9,956
Advisor Class	27,373

Shares Issued and Outstanding:
Administrative Class	873
Advisor Class	2,399

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.40
Advisor Class	11.40

Cost of Investments Owned	$34,441
Cost of Investments in Affiliates Owned	$2,023
Cost of Repurchase Agreements Owned	$148
Cost of Foreign Currency Held	$174
Premiums Received on Written Options	$121

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$725
Dividends from Affiliate investments	8
Total Income	733

Expenses:
Investment advisory fees	81
Supervisory and administrative fees	161
Servicing fees – Administrative Class	16
Distribution and/or servicing fees – Advisor Class	53
Interest expense	3
Miscellaneous expense	1
Total Expenses	315

Net Investment Income	418

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(244)
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	563
Net realized gain on foreign currency transactions	1,199
Net change in unrealized appreciation on investments	482
Net change in unrealized appreciation on futures contracts, written options and swaps	32
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	815
Net Gain	2,849

Net Increase in Net Assets Resulting from Operations	$3,267

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$418	$125
Net realized gain	1,518	857
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	1,329	(643)
Net increase resulting from operations	3,267	339

Distributions to Shareholders:
From net investment income
Administrative Class	(144)	(76)
Advisor Class	(272)	(52)
From net realized capital gains
Administrative Class	(76)	(100)
Advisor Class	(224)	(151)

Total Distributions	(716)	(379)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	17,425	12,211

Total Increase in Net Assets	19,976	12,171

Net Assets:
Beginning of year	17,353	5,182
End of year*	$37,329	$17,353

*Including undistributed net investment income of:	$1,670	$504

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.2%

CORPORATE BONDS & NOTES 2.2%

Commonwealth Bank of Australia
3.492% due 08/13/2014		$200	$210

ING Bank Australia Ltd.
5.500% due 10/08/2012	AUD	500	510

Westpac Banking Corp.
2.700% due 12/09/2014		$100	101

Total Australia (Cost $727)			821

CANADA 3.1%

CORPORATE BONDS & NOTES 0.8%

Bank of Montreal
2.850% due 06/09/2015 (d)		$300	305

MORTGAGE-BACKED SECURITIES 0.0%

Column Canada Issuer Corp.
5.147% due 05/12/2034	CAD	5	5

Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035		11	12

			17

SOVEREIGN ISSUES 2.3%

Canada Government International Bond
1.500% due 06/01/2012		400	402
2.000% due 12/01/2014		100	100

Canada Housing Trust No. 1
1.666% due 09/15/2014		100	102
4.600% due 09/15/2011		100	103

Province of Ontario Canada
4.000% due 12/03/2019	EUR	100	139

			846

Total Canada (Cost $1,126)			1,168

CAYMAN ISLANDS 0.8%

ASSET-BACKED SECURITIES 0.5%

Landmark CDO Ltd.
0.596% due 06/01/2017		$197	185

CORPORATE BONDS & NOTES 0.3%

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		100	104

Total Cayman Islands (Cost $286)			289

DENMARK 1.8%

CORPORATE BONDS & NOTES 1.8%

Nykredit Realkredit A/S
1.000% due 01/01/2011	EUR	500	668

Realkredit Danmark A/S
2.000% due 01/01/2011	DKK	100	18

Total Denmark (Cost $701)			686

FRANCE 11.2%

CORPORATE BONDS & NOTES 5.2%

BNP Paribas Home Loan Covered Bonds S.A.
3.000% due 07/23/2013	EUR	100	137
4.750% due 05/28/2013		100	142

Cie de Financement Foncier
1.625% due 07/23/2012		$100	101
2.000% due 02/17/2012	EUR	100	134
2.500% due 09/16/2015		$200	195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 02/11/2011	EUR	200	$268
4.500% due 01/09/2013		100	141

Dexia Credit Local S.A.
0.768% due 04/29/2014 (d)		$600	598
2.750% due 01/10/2014		100	102

General Electric Societe de Credit Foncier
3.750% due 07/22/2014	EUR	100	138

			1,956

SOVEREIGN ISSUES 6.0%

France Government Bond
3.500% due 04/25/2020		400	542
3.750% due 04/25/2017		600	851
4.000% due 04/25/2018		400	572

France Treasury Notes
3.000% due 01/12/2011		100	134

Societe Financement de l'Economie Francaise
2.375% due 03/10/2012		100	136

			2,235

Total France (Cost $4,235)			4,191

GERMANY 8.8%

CORPORATE BONDS & NOTES 1.3%

Kreditanstalt fuer Wiederaufbau
1.250% due 06/17/2013	EUR	200	266
4.125% due 07/04/2017		160	231

			497

SOVEREIGN ISSUES 7.5%

Republic of Germany
3.500% due 07/04/2019		900	1,263
4.000% due 01/04/2018		400	585
4.000% due 01/04/2037		200	289
4.250% due 07/04/2018		100	148
4.750% due 07/04/2034		200	320
5.500% due 01/04/2031		100	171

			2,776

Total Germany (Cost $3,193)			3,273

NETHERLANDS 10.9%

ASSET-BACKED SECURITIES 0.6%

Globaldrive BV
3.000% due 07/20/2015	EUR	110	147
4.000% due 10/20/2016		51	69

			216

CORPORATE BONDS & NOTES 3.1%

ABN AMRO Bank NV
3.250% due 01/18/2013		100	137

Achmea Hypotheekbank NV
0.636% due 11/03/2014		$100	100
3.200% due 11/03/2014		200	208

ING Bank NV
2.250% due 08/31/2015	EUR	200	261

NIBC Bank NV
0.680% due 12/02/2014		$100	100
2.800% due 12/02/2014		200	206
3.500% due 04/07/2014	EUR	100	140

			1,152

SOVEREIGN ISSUES 7.2%

Netherlands Government International Bond
4.000% due 07/15/2016		700	1,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/15/2018	EUR	200	$289
4.000% due 07/15/2019		400	576
5.000% due 07/15/2011		600	820

			2,705

Total Netherlands (Cost $4,086)			4,073

NORWAY 0.8%

CORPORATE BONDS & NOTES 0.8%

DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	200	279

Total Norway (Cost $285)			279

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$100	120

Total Russia (Cost $118)			120

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

European Investment Bank
3.625% due 10/15/2011	EUR	200	273

Total Supranational (Cost $249)			273

SWEDEN 2.0%

CORPORATE BONDS & NOTES 2.0%

Stadshypotek AB
0.853% due 09/30/2013		$300	300
1.450% due 09/30/2013		300	300
2.750% due 04/30/2015	EUR	100	134

Total Sweden (Cost $723)			734

UNITED KINGDOM 26.0%

CORPORATE BONDS & NOTES 3.5%

Abbey National Treasury Services PLC
3.625% due 10/05/2017	EUR	200	260

BP Capital Markets PLC
3.125% due 10/01/2015		$200	200
3.830% due 10/06/2017	EUR	100	134

Lloyds TSB Bank PLC
12.000% due 12/29/2049		$400	437

Nationwide Building Society
2.875% due 09/14/2015	EUR	100	131
4.125% due 02/27/2012		100	137

			1,299

MORTGAGE-BACKED SECURITIES 5.3%

Eurosail PLC
0.908% due 03/13/2045	GBP	200	262
1.189% due 03/13/2045	EUR	100	111

Granite Master Issuer PLC
0.401% due 12/20/2054		$155	132
0.431% due 12/20/2054		100	80
0.973% due 12/17/2054	EUR	100	106

Granite Mortgages PLC
0.912% due 06/20/2044	GBP	102	149

Great Hall Mortgages PLC
0.434% due 06/18/2039		$73	62

Holmes Master Issuer PLC
2.353% due 10/15/2054	EUR	200	267

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kensington Mortgage Securities PLC
1.198% due 06/14/2040	EUR	97	$110

Newgate Funding PLC
1.749% due 12/15/2050	GBP	200	238

RMAC Securities PLC
0.918% due 06/12/2044		200	255
1.179% due 06/12/2044	EUR	200	222

			1,994

SOVEREIGN ISSUES 17.2%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	2,000	3,206
3.750% due 09/07/2019		50	80
4.000% due 09/07/2016		800	1,345
4.250% due 06/07/2032		200	316
4.250% due 03/07/2036		170	267
4.500% due 03/07/2019		200	341
4.500% due 12/07/2042		100	165
4.750% due 09/07/2015		300	521
4.750% due 12/07/2038		100	171

			6,412

Total United Kingdom (Cost $9,679)			9,705

UNITED STATES 24.6%

ASSET-BACKED SECURITIES 0.5%

HSBC Home Equity Loan Trust
0.411% due 03/20/2036		$75	70

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		100	101

			171

CORPORATE BONDS & NOTES 8.5%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	200	271
6.625% due 05/15/2012		$100	103
6.875% due 09/15/2011		100	103
6.875% due 08/28/2012		200	210

American International Group, Inc.
0.399% due 10/18/2011		100	99
5.750% due 03/15/2067	GBP	100	124

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	100	137

Citigroup, Inc.
0.572% due 06/09/2016		$100	89
6.000% due 08/15/2017		100	109

Embarq Corp.
7.082% due 06/01/2016		100	111

General Electric Capital Corp.
0.304% due 09/20/2013		200	193

International Lease Finance Corp.
5.875% due 05/01/2013		100	102
6.375% due 03/25/2013		100	103
6.500% due 09/01/2014		100	106
6.750% due 09/01/2016		100	107

JC Penney Corp., Inc.
7.950% due 04/01/2017		100	110

JPMorgan Chase & Co.
4.950% due 03/25/2020		200	206
6.300% due 04/23/2019		200	228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macy's Retail Holdings, Inc.
7.450% due 07/15/2017		$100	$110

Merrill Lynch & Co., Inc.
1.578% due 09/14/2018	EUR	200	209
1.764% due 09/27/2012		100	130

WM Covered Bond Program
4.000% due 11/26/2016		100	136
4.375% due 05/19/2014		50	70

			3,166

MORTGAGE-BACKED SECURITIES 8.4%

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		$100	89

Citigroup Mortgage Loan Trust, Inc.
2.560% due 08/25/2035		44	40

Commercial Mortgage Pass-Through Certificates
2.426% due 07/10/2046 (a)		2,300	212
2.458% due 07/10/2046 (a)		1,700	186
3.156% due 07/10/2046		200	200

Credit Suisse Mortgage Capital Certificates
0.330% due 02/15/2022		84	79
5.949% due 12/18/2049		200	215

First Horizon Asset Securities, Inc.
5.831% due 05/25/2037		101	77

GS Mortgage Securities Corp. II
0.356% due 03/06/2020		333	325
4.592% due 08/10/2043		200	202

Harborview Mortgage Loan Trust
0.541% due 02/19/2036		579	371

Indymac Index Mortgage Loan Trust
0.501% due 07/25/2035		50	33

JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		200	190

JPMorgan Mortgage Trust
5.410% due 02/25/2036		60	56

Mellon Residential Funding Corp.
0.690% due 08/15/2032		184	175

Merrill Lynch Countrywide Commercial Mortgage Trust
5.965% due 08/12/2049		100	108

Merrill Lynch Mortgage Investors, Inc.
2.773% due 02/25/2035		40	38

RBSCF Trust
6.014% due 12/16/2049		100	107

Structured Asset Securities Corp.
2.856% due 10/25/2035		232	186

Thornburg Mortgage Securities Trust
0.373% due 07/25/2036		51	51

Wachovia Bank Commercial Mortgage Trust
5.416% due 01/15/2045		100	107

Wells Fargo Mortgage-Backed Securities Trust
2.888% due 10/25/2035		95	89

			3,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.8%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	$100	$101

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.618% due 08/01/2040	100	98

University of California Regents Medical Center Revenue Bonds, Series 2010
6.548% due 05/15/2048	100	98

		297

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
0.691% due 11/25/2040	197	197
0.711% due 11/25/2040	196	196
4.500% due 01/25/2017	32	32

NCUA Guaranteed Notes
0.635% due 11/06/2017	1,080	1,080
0.821% due 12/08/2020	200	199

Small Business Administration
5.980% due 05/01/2022	232	252

Tennessee Valley Authority
6.250% due 12/15/2017	200	240

		2,196

U.S. TREASURY OBLIGATIONS 0.5%

Treasury Inflation Protected Securities (b)
1.250% due 07/15/2020 (e)	201	206

Total United States (Cost $9,033)		9,172

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.010% due 01/03/2011	148	148

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $153. Repurchase proceeds are $148.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 5.4%
	201,959	2,023

Total Short-Term Instruments (Cost $2,171)		2,171

Total Investments 99.0% (Cost $36,612)		$36,955

Written Options (g) (0.4%) (Premiums $121)		(136)

Other Assets and Liabilities (Net) 1.4%		510

Net Assets 100.0%		$37,329

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $1,308 at a weighted average interest rate of 0.509%. On December 31, 2010, securities valued at $903 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $36 and cash of $97 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	3	$0
Euro-Bund 10-Year Bond March Futures	Long	03/2011	16	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	3	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2011	4	1

				$(4)

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.199%	$	100	$1	$(2)	$3
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.050%		100	(8)	(5)	(3)
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	2.221%		100	7	7	0
Macy's Retail Holdings, Inc.	JPM	(5.000%	)	09/20/2017	1.647%		100	(20)	(13)	(7)

								$(20)	$(13)	$(7)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	GSC	1.000%		09/20/2015	0.480%	$	100	$2	$2	$0
BP Capital Markets America, Inc.	MSC	1.000%		12/20/2015	0.894%		100	1	(2)	3
Brazil Government International Bond	BCLY	1.000%		12/20/2011	0.572%		100	0	0	0
Brazil Government International Bond	DUB	1.000%		12/20/2011	0.572%		200	1	1	0
California State General Obligation Bonds, Series 2003	CITI	2.950%		12/20/2020	2.976%		100	0	0	0
California State General Obligation Bonds, Series 2003	MSC	2.900%		12/20/2020	2.976%		100	0	0	0
China Government International Bond	UBS	1.000%		12/20/2015	0.659%		200	3	4	(1)
France Government Bond	DUB	0.250%		12/20/2015	1.062%		600	(23)	(15)	(8)
France Government Bond	GSC	0.250%		12/20/2015	1.062%		200	(8)	(5)	(3)
France Government Bond	UBS	0.250%		12/20/2015	1.062%		100	(4)	(2)	(2)
General Electric Capital Corp.	BOA	1.000%		12/20/2012	0.872%		200	1	(1)	2
Mexico Government International Bond	BCLY	1.000%		12/20/2011	0.611%		300	1	1	0
Russia Government International Bond	MLP	1.000%		12/20/2011	0.556%		100	0	0	0
Russia Government International Bond	MSC	1.000%		12/20/2011	0.556%		200	1	1	0
South Korea Government Bond	CITI	1.000%		12/20/2015	0.934%		100	0	1	(1)
United Kingdom Gilt	CITI	1.000%		06/20/2015	0.666%		200	3	2	1
United Kingdom Gilt	DUB	1.000%		06/20/2015	0.666%		500	8	4	4
United Kingdom Gilt	DUB	1.000%		12/20/2015	0.715%		300	5	7	(2)

								$(9)	$(2)	$(7)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$	700	$5	$1	$4

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	300	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		500	(1)	0	(1)
Pay	1-Year BRL-CDI	11.280%	01/02/2012	CSFB		2,000	(5)	0	(5)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		2,200	(3)	2	(5)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		1,100	9	11	(2)
Pay	3-Month AUD Bank Bill	5.250%	06/15/2012	CITI	AUD	900	(1)	0	(1)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	300	9	1	8
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BCLY	$	800	(26)	(7)	(19)
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BOA		900	(30)	(3)	(27)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	270,000	81	49	32
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		80,000	24	14	10
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		20,000	14	(1)	15
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UBS		50,000	35	(2)	37

							$105	$64	$41

(g)	Written options outstanding on December 31, 2010:

Optionson Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$122.000	01/21/2011	4	$3	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	10	4	6
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	10	7	4

				$14	$11

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.500%	02/14/2011	$	1,700	$1	$1
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	0.500%	02/14/2011		1,700	3	1
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400	12	19
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	3
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,500	20	34
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		200	2	3
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	8
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300	3	4
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	3	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		100	1	0

								$64	$93

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.500%	03/16/2011	$		800	$2	$1
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011			800	2	3
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011			1,900	8	1
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.200%	03/16/2011		EUR	200	1	1
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011			200	1	0
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.300%	03/16/2011			200	1	1
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.500%	03/16/2011			100	1	0
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011			1,200	6	2
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.200%	03/16/2011			500	3	3

								$25	$12

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

ForeignCurrency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC AUD versus USD	$	0.953	01/31/2011	AUD	300	$3	$0
Call - OTC EUR versus USD		1.333	01/31/2011	EUR	200	4	5
Call - OTC USD versus KRW	KRW	1,227.000	03/17/2011	$	200	2	2

						$9	$7

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	200	$1	$1
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		200	1	2
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		600	7	10

						$ 9	$13

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2009	14	$2,800	AUD	0	EUR	0	GBP	0	$33
Sales	108	21,000		1,500		7,600		400	255
Closing Buys	(98)	(4,400)		(300)		(3,100)		0	(100)
Expirations	0	(3,100)		(900)		(1,900)		(400)	(59)
Exercised	0	(1,400)		0		0		0	(8)

Balance at 12/31/2010	24	$14,900	AUD	300	EUR	2,600	GBP	0	$121

(h)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	7	01/2011	BNP	$0	$0	$0
Sell		9	01/2011	BOA	0	0	0
Sell		453	01/2011	HSBC	0	(13)	(13)
Buy		751	01/2011	RBS	51	0	51
Sell		42	01/2011	RBS	0	(2)	(2)
Sell	BRL	16	03/2011	RBS	0	0	0
Buy	CAD	53	02/2011	BNP	1	0	1
Sell		343	02/2011	DUB	0	(4)	(4)
Buy		701	02/2011	RBC	17	0	17
Buy		133	02/2011	UBS	2	0	2
Sell	CNY	644	01/2011	BCLY	0	(2)	(2)
Buy		327	01/2011	BOA	1	0	1
Sell		1,112	01/2011	CITI	0	(5)	(5)
Buy		1,655	01/2011	HSBC	3	0	3
Buy		453	01/2011	JPM	1	0	1
Sell		1,146	01/2011	JPM	0	(5)	(5)
Buy		466	01/2011	MSC	1	0	1
Buy		212	04/2011	BCLY	0	0	0
Sell		1,582	04/2011	CITI	0	0	0
Buy		106	04/2011	CSFB	0	0	0
Buy		73	04/2011	HSBC	0	0	0
Buy		73	04/2011	JPM	0	0	0
Buy		1,119	04/2011	MSC	2	0	2
Buy		787	06/2011	BCLY	3	0	3
Buy		309	06/2011	DUB	0	0	0
Buy		684	06/2011	HSBC	3	0	3
Buy		592	06/2011	JPM	1	0	1
Buy		2,048	06/2011	RBS	9	0	9
Buy		332	09/2011	BOA	1	0	1
Buy		325	09/2011	CITI	1	0	1
Buy		937	09/2011	HSBC	4	0	4
Buy		1,944	09/2011	JPM	8	0	8
Buy		200	11/2011	JPM	0	0	0
Buy		430	09/2015	BCLY	1	0	1
Buy		123	09/2015	BOA	0	0	0
Buy		1,656	09/2015	CITI	2	0	2
Buy		123	09/2015	MSC	0	0	0

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	DKK	102	02/2011	BCLY	$0	$0	$0
Sell		151	02/2011	BOA	0	0	0
Buy		1,958	02/2011	RBC	0	(13)	(13)
Sell	EUR	573	01/2011	BCLY	0	(10)	(10)
Buy		423	01/2011	BNP	7	0	7
Buy		587	01/2011	BOA	12	0	12
Buy		1,831	01/2011	CITI	9	(8)	1
Sell		597	01/2011	CITI	16	0	16
Buy		234	01/2011	HSBC	0	(1)	(1)
Buy		1,320	01/2011	MSC	0	(52)	(52)
Sell		200	01/2011	MSC	10	0	10
Buy		276	01/2011	RBC	1	(3)	(2)
Sell		306	01/2011	RBC	0	(1)	(1)
Buy		1,154	01/2011	RBS	9	0	9
Sell		3,790	01/2011	RBS	1	(105)	(104)
Buy		1,289	01/2011	UBS	0	(14)	(14)
Sell		95	01/2011	UBS	0	0	0
Buy		573	02/2011	BCLY	10	0	10
Sell		1,387	02/2011	CITI	0	(9)	(9)
Sell		298	02/2011	RBC	1	0	1
Sell		1,154	02/2011	RBS	0	(9)	(9)
Sell	GBP	1,314	01/2011	BNP	27	0	27
Sell		108	01/2011	CSFB	2	0	2
Sell		1,212	01/2011	DUB	25	0	25
Sell		216	03/2011	BNP	0	(2)	(2)
Buy	IDR	61,670	07/2011	CITI	0	0	0
Buy		128,230	07/2011	HSBC	0	0	0
Buy		1,657,690	07/2011	JPM	0	0	0
Buy	JPY	11,119	01/2011	BCLY	2	0	2
Sell		17,885	01/2011	BCLY	0	(4)	(4)
Buy		214,416	01/2011	CITI	89	0	89
Buy		232,593	01/2011	GSC	102	0	102
Sell		17,212	01/2011	HSBC	0	(5)	(5)
Buy		372,161	01/2011	JPM	153	0	153
Buy		89,799	01/2011	RBC	40	0	40
Sell		54,858	01/2011	RBC	0	(12)	(12)
Buy		563,138	01/2011	RBS	234	0	234
Sell		8,045	01/2011	UBS	0	(1)	(1)
Buy	KRW	370,494	01/2011	BCLY	3	0	3
Buy		81,280	01/2011	JPM	0	0	0
Sell		757,911	01/2011	JPM	0	(13)	(13)
Buy		300,562	01/2011	MSC	0	(3)	(3)
Buy		5,575	01/2011	RBS	0	0	0
Buy		73,288	05/2011	CITI	0	0	0
Sell		363	05/2011	CITI	0	0	0
Buy		757,911	05/2011	JPM	16	0	16
Buy	MXN	1,726	02/2011	BCLY	6	0	6
Buy		3,064	02/2011	MSC	5	0	5
Sell	MYR	0	02/2011	DUB	0	0	0
Buy	NOK	497	02/2011	RBC	1	0	1
Buy	SEK	2,069	02/2011	RBC	0	(1)	(1)
Sell	SGD	8	03/2011	CITI	0	0	0
Buy		13	03/2011	GSC	0	0	0
Buy		44	03/2011	HSBC	1	0	1

					$894	$(297)	$597

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$821	$0	$821
Canada
Corporate Bonds & Notes	0	305	0	305
Mortgage-Backed Securities	0	17	0	17
Sovereign Issues	0	846	0	846
Cayman Islands
Asset-Backed Securities	0	0	185	185
Corporate Bonds & Notes	0	104	0	104
Denmark
Corporate Bonds & Notes	0	686	0	686
France
Corporate Bonds & Notes	0	1,956	0	1,956
Sovereign Issues	0	2,235	0	2,235
Germany
Corporate Bonds & Notes	0	497	0	497
Sovereign Issues	0	2,776	0	2,776
Netherlands
Asset-Backed Securities	0	216	0	216
Corporate Bonds & Notes	0	1,152	0	1,152
Sovereign Issues	0	2,705	0	2,705
Norway
Corporate Bonds & Notes	0	279	0	279
Russia
Corporate Bonds & Notes	0	120	0	120
Supranational
Corporate Bonds & Notes	0	273	0	273
Sweden
Corporate Bonds & Notes	0	734	0	734
United Kingdom
Corporate Bonds & Notes	0	1,299	0	1,299
Mortgage-Backed Securities	0	1,994	0	1,994

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sovereign Issues	$0	$6,412	$0	$6,412
United States
Asset-Backed Securities	0	171	0	171
Corporate Bonds & Notes	0	3,166	0	3,166
Mortgage-Backed Securities	0	2,709	427	3,136
Municipal Bonds & Notes	0	297	0	297
U.S. Government Agencies	0	917	1,279	2,196
U.S. Treasury Obligations	0	206	0	206
Short-Term Instruments
Repurchase Agreements	0	148	0	148
PIMCO Short-Term Floating NAV Portfolio	2,023	0	0	2,023
	$2,023	$33,041	$1,891	$36,955

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	17	0	17
Foreign Exchange Contracts	0	894	0	894
Interest Rate Contracts	1	102	0	103
	$1	$1,013	$0	$1,014

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(39)	0	(39)
Foreign Exchange Contracts	0	(304)	0	(304)
Interest Rate Contracts	(5)	(165)	(13)	(183)
	$(5)	$(508)	$(13)	$(526)

Totals	$2,019	$33,546	$1,878	$37,443

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory(3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$0	$186	$0	$0	$0	$(1)	$0	$0	$185	$(1)
United Kingdom
Corporate Bonds & Notes	393	0	0	0	0	44	0	(437)	0	0
United States
Mortgage-Backed Securities	0	440	(9)	0	0	(4)	0	0	427	(4)
U.S. Government Agencies	0	1,300	(20)	0	0	(1)	0	0	1,279	(1)

	$393	$1,926	$(29)	$0	$0	$38	$0	$(437)	$1,891	$(6)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(8)	0	0	(5)	0	0	(13)	(5)

Totals	$393	$1,926	$(37)	$0	$0	$33	$0	$(437)	$1,878	$(11)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Foreign Bond Portfolio (Unhedged)  (Cont.)

December 31, 2010

(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$13	$0	$0	$0	$0	$13
Unrealized appreciation on foreign currency contracts	0	894	0	0	0	894
Unrealized appreciation on swap agreements	102	0	17	0	0	119

	$115	$894	$17	$0	$0	$1,026

Liabilities:
Written options outstanding	$117	$7	$12	$0	$0	$136
Unrealized depreciation on foreign currency contracts	0	297	0	0	0	297
Unrealized depreciation on swap agreements	61	0	27	0	0	88

	$178	$304	$39	$0	$0	$521

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(227)	$0	$0	$0	$(227)
Net realized gain on futures contracts, written options and swaps	473	66	24	0	0	563
Net realized gain on foreign currency transactions	0	1,611	0	0	0	1,611

	$473	$1,450	$24	$0	$0	$1,947

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$53	$0	$0	$0	$53
Net change in unrealized appreciation on futures contracts, written options and swaps	18	2	12	0	0	32
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	803	0	0	0	803

	$18	$858	$12	$0	$0	$888

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(4) as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

Annual Report	December 31, 2010	17

Notes to Financial Statements (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were

18	PIMCO Variable Insurance Trust

December 31, 2010

to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and

CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty,

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Notes to Financial Statements (Cont.)

which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign

20	PIMCO Variable Insurance Trust

December 31, 2010

currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2010, the remaining recoverable amount to PIMCO was $17,154.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$705	$0

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 2,313	$41,908	$(42,200)	$2	$0	$2,023	$8

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,671	$14,064	$102,595	$84,639

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,392	$15,323	637	$6,738
Advisor Class	2,153	23,654	1,445	15,569
Issued as reinvestment of distributions
Administrative Class	20	220	16	176
Advisor Class	45	496	18	203
Cost of shares redeemed
Administrative Class	(1,129)	(12,709)	(555)	(5,897)
Advisor Class	(839)	(9,559)	(423)	(4,578)
Net increase resulting from Portfolio share transactions	1,642	$17,425	1,138	$12,211

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	6	84
Advisor Class	3	98

24	PIMCO Variable Insurance Trust

December 31, 2010

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$ 2,963	$ 41	$ 296	$ (536)	$ —	$ (88)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$36,669	$723	$ (437)	$286

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$716	$—	$—
12/31/2009	$317	$62	$—

(5)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	NOK	Norwegian Krone
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	27

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	29

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

32	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA19_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	32.0%
United Kingdom	22.8%
France	13.5%
Germany	9.3%
Short-Term Instruments	4.6%
Other	17.8%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	10 Years	Class Inception (02/16/99)
PIMCO Foreign Portfolio (U.S. Dollar-Hedged) Administrative Class	8.49%	5.33%	5.53%	5.27%
JPMorgan GBI Global ex-US Index Hedged in USD±	3.44%	4.35%	4.75%	4.98%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,009.62	$1,020.62
Expenses Paid During Period†	$4.61	$4.63

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

Portfolios managed to a U.S. dollar-hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally underperformed unhedged portfolios over the reporting period, as the U.S. dollar underperformed most major currencies.

»	An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates) contributed to performance as ten-year government yields declined in these countries.

»

A yield curve flattening bias in Japan contributed to performance as long interest rates fell during the reporting period, offsetting losses incurred by a modest underweight position to Japanese duration during the period from June 2010 through November 2010, which detracted from performance.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries.

»	An underweight exposure to the euro and the British pound contributed to performance as these currencies depreciated relative to the U.S. dollar.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Canadian dollar and the Australian dollar, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position to non-Agency mortgage-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$9.64	$9.58	$10.12	$10.10	$10.34
Net investment income (a)	0.21	0.37	0.35	0.35	0.36
Net realized/unrealized gain (loss) on investments	0.60	1.10	(0.59)	0.01	(0.14)
Total income (loss) from investment operations	0.81	1.47	(0.24)	0.36	0.22
Dividends from net investment income	(0.19)	(0.32)	(0.30)	(0.34)	(0.33)
Distributions from net realized capital gains	(0.28)	(1.07)	0.00	0.00	(0.13)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions	(0.47)	(1.41)	(0.30)	(0.34)	(0.46)
Net asset value end of year	$9.98	$9.64	$9.58	$10.12	$10.10
Total return	8.49%	15.60%	(2.40)%	3.62%	2.19%
Net assets end of year (000s)	$79,591	$69,356	$76,215	$68,312	$61,193
Ratio of expenses to average net assets	0.90%	0.91%	0.91%	0.90%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.06%	3.67%	3.56%	3.49%	3.55%
Portfolio turnover rate	130%*	459%	655%	621%	281%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$76,458
Investments in Affiliates, at value	1,627
Repurchase agreements, at value	999
Deposits with counterparty	96
Foreign currency, at value	537
Receivable for investments sold	2,031
Receivable for Portfolio shares sold	16
Interest and dividends receivable	879
Variation margin receivable	38
Swap premiums paid	263
Unrealized appreciation on foreign currency contracts	726
Unrealized appreciation on swap agreements	305
83,975

Liabilities:
Payable for investments purchased	$2,414
Payable for Portfolio shares redeemed	32
Written options outstanding	276
Deposits from counterparty	20
Accrued related party fees	63
Swap premiums received	102
Unrealized depreciation on foreign currency contracts	1,297
Unrealized depreciation on swap agreements	162
4,366

Net Assets	$79,609

Net Assets Consist of:
Paid in capital	$80,476
(Overdistributed) net investment income	(267)
Accumulated undistributed net realized gain	370
Net unrealized (depreciation)	(970)
$79,609

Net Assets:
Institutional Class	$18
Administrative Class	79,591

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,976

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.98
Administrative Class	9.98

Cost of Investments Owned	$76,996
Cost of Investments in Affiliates Owned	$1,627
Cost of Repurchase Agreements Owned	$999
Cost of Foreign Currency Held	$527
Premiums Received on Written Options	$252

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$2,393
Dividends	4
Dividends from Affiliate investments	11
Total Income	2,408

Expenses:
Investment advisory fees	203
Supervisory and administrative fees	405
Servicing fees – Administrative Class	121
Trustees' fees	1
Interest expense	5
Total Expenses	735

Net Investment Income	1,673

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,432
Net realized gain on futures contracts, written options and swaps	1,117
Net realized gain on foreign currency transactions	2,138
Net change in unrealized appreciation on investments	1,104
Net change in unrealized appreciation on futures contracts, written options and swaps	355
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,530)
Net Gain	4,616

Net Increase in Net Assets Resulting from Operations	$6,289

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$1,673	$2,500
Net realized gain	4,687	1,473
Net realized gain on Affiliate investments	0	2
Net change in unrealized appreciation (depreciation)	(71)	5,521
Net increase resulting from operations	6,289	9,496

Distributions to Shareholders:
From net investment income
Institutional Class	0 ^	(1)
Administrative Class	(1,506)	(2,156)
From net realized capital gains
Institutional Class	0 ^	(2)
Administrative Class	(2,200)	(6,848)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(141)

Total Distributions	(3,706)	(9,148)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	7,654	(7,205)

Total Increase (Decrease) in Net Assets	10,237	(6,857)

Net Assets:
Beginning of year	69,372	76,229
End of year*	$79,609	$69,372

*Including (overdistributed) net investment income of:	$(267)	$(2,411)

**	See note 11 in the Notes to Financial Statements.
^	A zero balance may reflect actual amounts rounding to less than one thousand.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.9%

CORPORATE BONDS & NOTES 3.3%

Commonwealth Bank of Australia
3.492% due 08/13/2014		$500	$525
4.500% due 02/20/2014	AUD	500	495

ING Bank Australia Ltd.
5.617% due 06/24/2014		800	823

Macquarie Bank Ltd.
2.600% due 01/20/2012		$800	815

			2,658

MORTGAGE-BACKED SECURITIES 0.6%

Medallion Trust
0.418% due 05/25/2035		104	101

Puma Finance Ltd.
4.970% due 08/22/2037	AUD	126	124

Torrens Trust
5.230% due 10/19/2038		209	209

			434

Total Australia (Cost $2,717)			3,092

CANADA 1.4%

ASSET-BACKED SECURITIES 1.4%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	500	511

Ford Auto Securitization Trust
4.817% due 10/15/2012		100	103

Golden Credit Card Trust
5.106% due 04/15/2017		500	508

Total Canada (Cost $1,080)			1,122

CAYMAN ISLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$300	313

Transocean, Inc.
4.950% due 11/15/2015		400	414

Total Cayman Islands (Cost $699)			727

DENMARK 0.1%

CORPORATE BONDS & NOTES 0.1%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	34	6

Realkredit Danmark A/S
2.000% due 01/01/2011		400	72

Total Denmark (Cost $82)			78

FRANCE 13.4%

CORPORATE BONDS & NOTES 4.4%

BNP Paribas Home Loan Covered Bonds S.A.
3.000% due 07/23/2013	EUR	300	410
3.750% due 12/13/2011		200	273
4.750% due 05/28/2013		300	426

BPCE S.A.
6.117% due 10/29/2049		100	104

Cie de Financement Foncier
2.000% due 02/17/2012		100	134
2.250% due 01/25/2013		200	269
3.625% due 01/16/2012		100	137
4.000% due 07/21/2011		400	543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
2.750% due 01/10/2014		$800	$813

Dexia Municipal Agency S.A.
4.750% due 06/06/2011	EUR	100	136

Vivendi S.A.
5.750% due 04/04/2013		$200	216

			3,461

SOVEREIGN ISSUES 9.0%

France Government Bond
3.500% due 04/25/2015	EUR	600	849
4.250% due 10/25/2018		4,000	5,796
4.250% due 04/25/2019		200	289

Societe Financement de l’Economie Francaise
2.125% due 05/20/2012		200	271

			7,205

Total France (Cost $11,182)			10,666

GERMANY 9.2%

ASSET-BACKED SECURITIES 0.1%

Driver One GmbH
0.911% due 10/21/2015	EUR	88	116

CORPORATE BONDS & NOTES 1.4%

IKB Deutsche Industriebank AG
2.125% due 09/10/2012		500	677
2.875% due 01/27/2012		300	409

			1,086

SOVEREIGN ISSUES 7.7%

Republic of Germany
1.250% due 03/11/2011		1,000	1,339
3.250% due 01/04/2020		300	412
4.750% due 07/04/2034		600	960
5.500% due 01/04/2031		1,700	2,900
6.500% due 07/04/2027		300	553

			6,164

Total Germany (Cost $7,285)			7,366

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.7%

German Postal Pensions Securitisation PLC
2.750% due 01/18/2011	EUR	400	535

MORTGAGE-BACKED SECURITIES 0.1%

Immeo Residential Finance PLC
1.186% due 12/15/2016		71	86

Total Ireland (Cost $657)			621

JAPAN 3.8%

MORTGAGE-BACKED SECURITIES 0.1%

JLOC Ltd.
0.456% due 02/16/2016	JPY	10,154	102

SOVEREIGN ISSUES 3.7%

Japan Government International Bond
0.200% due 02/15/2012		240,000	2,957

Total Japan (Cost $2,728)			3,059

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

BAA Funding Ltd.
3.975% due 02/15/2014	EUR	100	$136

Total Jersey, Channel Islands (Cost $135)			136

LIBERIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	213

Total Liberia (Cost $190)			213

NETHERLANDS 3.5%

ASSET-BACKED SECURITIES 0.4%

Globaldrive BV
3.000% due 07/20/2015	EUR	219	294

CORPORATE BONDS & NOTES 1.7%

ABN AMRO Bank NV
3.250% due 01/18/2013		200	274
3.750% due 01/12/2012		100	137

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		$75	97

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	500	697

LeasePlan Corp. NV
3.250% due 05/22/2014		100	139

			1,344

SOVEREIGN ISSUES 1.4%

Netherlands Government International Bond
4.000% due 07/15/2018		600	865
4.500% due 07/15/2017		200	298

			1,163

Total Netherlands (Cost $2,772)			2,801

NORWAY 0.8%

CORPORATE BONDS & NOTES 0.8%

DnB NOR Boligkreditt
2.375% due 07/20/2016	EUR	300	388
4.500% due 05/16/2011		200	270

Total Norway (Cost $694)			658

RUSSIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$300	359

Total Russia (Cost $354)			359

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	142

Total South Korea (Cost $154)			142

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 1.2%

CORPORATE BONDS & NOTES 1.2%

European Investment Bank
3.625% due 10/15/2011	EUR	700	$956

Total Supranational (Cost $871)			956

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Swedbank Hypotek AB
4.625% due 05/23/2011	EUR	100	135

Total Sweden (Cost $125)			135

UNITED KINGDOM 22.7%

ASSET-BACKED SECURITIES 0.1%

Bumper 2 S.A.
2.524% due 06/20/2022	EUR	57	77

CORPORATE BONDS & NOTES 3.4%

Bank of Scotland PLC
4.375% due 07/13/2016		100	137

BP Capital Markets PLC
3.125% due 10/01/2015		$300	300
3.830% due 10/06/2017	EUR	100	134

HBOS PLC
6.750% due 05/21/2018		$200	187

Lloyds TSB Bank PLC
12.000% due 12/29/2049		200	219

Nationwide Building Society
4.625% due 09/13/2012	EUR	100	139

Royal Bank of Scotland Group PLC
2.750% due 06/18/2013		500	671
4.125% due 11/14/2011	GBP	600	961

			2,748

MORTGAGE-BACKED SECURITIES 2.3%

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	300	400

Granite Master Issuer PLC
0.431% due 12/20/2054		$100	80

Holmes Master Issuer PLC
2.353% due 10/15/2054	EUR	400	534

Mansard Mortgages PLC
1.399% due 12/15/2049	GBP	243	322

Newgate Funding PLC
1.749% due 12/15/2050		400	476

			1,812

SOVEREIGN ISSUES 16.9%

United Kingdom Gilt
2.250% due 03/07/2014		100	159
2.750% due 01/22/2015		2,700	4,328
3.750% due 09/07/2019		200	322
4.000% due 09/07/2016		700	1,177
4.250% due 06/07/2032		100	158
4.250% due 03/07/2036		200	314
4.250% due 09/07/2039		100	158
4.500% due 03/07/2013		1,000	1,673
4.500% due 03/07/2019		1,300	2,215
4.500% due 09/07/2034		100	163
4.500% due 12/07/2042		200	329
4.750% due 09/07/2015		1,000	1,736
4.750% due 12/07/2038		400	683

			13,415

Total United Kingdom (Cost $18,153)			18,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 31.7%

ASSET-BACKED SECURITIES 1.9%

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		$1	$1
0.961% due 10/25/2031		2	1

Amresco Residential Securities Mortgage Loan Trust
1.201% due 06/25/2029		1	1

Asset-Backed Funding Certificates
0.321% due 01/25/2037		8	8

Bear Stearns Asset-Backed Securities Trust
0.331% due 12/25/2036		67	62

Countrywide Asset-Backed Certificates
0.341% due 06/25/2037		10	10

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		2	1

First Alliance Mortgage Loan Trust
0.491% due 12/20/2027		1	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		13	13

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		34	34

Franklin Auto Trust
1.841% due 06/20/2012		46	46

Indymac Residential Asset-Backed Trust
0.711% due 08/25/2035		200	157

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		12	10

Nelnet Student Loan Trust
0.818% due 04/27/2015		1	1

Residential Asset Securities Corp.
0.761% due 07/25/2032 (a)		3	2

SACO I, Inc.
0.321% due 05/25/2036		6	5

SLM Student Loan Trust
0.788% due 10/25/2017		400	401
1.788% due 04/25/2023		756	782

Structured Asset Securities Corp.
0.311% due 10/25/2036		7	7
0.551% due 01/25/2033		3	3

Wells Fargo Home Equity Trust
0.491% due 10/25/2035		5	5

			1,551

CORPORATE BONDS & NOTES 13.9%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	200	271
6.625% due 05/15/2012		$300	313
6.875% due 09/15/2011		200	205
6.875% due 08/28/2012		200	210
7.000% due 02/01/2012		200	209

American International Group, Inc.
5.450% due 05/18/2017		40	41
5.850% due 01/16/2018		200	207
8.000% due 05/22/2068	EUR	400	518

AutoZone, Inc.
5.875% due 10/15/2012		$1,000	1,076

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	200	274
4.250% due 04/05/2017		200	272

Bank of America Corp.
6.500% due 08/01/2016		$200	217

Bear Stearns Cos. LLC
6.400% due 10/02/2017		100	114
7.250% due 02/01/2018		100	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
0.572% due 06/09/2016		$300	$268
5.500% due 10/15/2014		400	431

Computer Sciences Corp.
5.000% due 02/15/2013		369	391

DR Horton, Inc.
6.000% due 04/15/2011		100	102

Harris Corp.
5.950% due 12/01/2017		500	558

International Lease Finance Corp.
5.400% due 02/15/2012		100	102
5.875% due 05/01/2013		200	203
6.500% due 09/01/2014		200	213
6.750% due 09/01/2016		200	214

iStar Financial, Inc.
5.150% due 03/01/2012		100	96

JPMorgan Chase & Co.
3.625% due 12/12/2011	EUR	300	410

JPMorgan Chase & Co., Inc. CPI Linked Bond
4.854% due 02/15/2012		$10	10

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		300	75
6.875% due 05/02/2018 (a)		200	50

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		200	213

Merrill Lynch & Co., Inc.
1.466% due 07/22/2014	EUR	300	377
6.750% due 05/21/2013		200	283
6.875% due 04/25/2018		$300	329

Morgan Stanley
1.331% due 11/29/2013	EUR	340	434

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$100	103

Sprint Nextel Corp.
6.000% due 12/01/2016		100	97

State Street Capital Trust IV
1.302% due 06/01/2077		100	76

Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,085

Viacom, Inc.
6.125% due 10/05/2017		200	226

WM Covered Bond Program
3.875% due 09/27/2011	EUR	300	407
4.375% due 05/19/2014		200	279

			11,078

MORTGAGE-BACKED SECURITIES 7.7%

American Home Mortgage Investment Trust
1.957% due 09/25/2045		$140	123

Banc of America Mortgage Securities, Inc.
5.356% due 02/25/2036		137	110

BCAP LLC Trust
0.431% due 01/25/2037		169	97

Bear Stearns Adjustable Rate Mortgage Trust
2.685% due 08/25/2033		9	8
2.730% due 03/25/2035		143	137
2.934% due 03/25/2035		18	17
5.137% due 08/25/2035		100	99

Bear Stearns Alt-A Trust
0.421% due 02/25/2034		122	98
2.955% due 09/25/2035		80	61
2.956% due 11/25/2035		82	48
4.885% due 03/25/2036		164	87
5.208% due 11/25/2036		175	109
6.046% due 08/25/2036		110	73

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc.
5.339% due 12/26/2046	$66	$46

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	26	25
2.560% due 08/25/2035	44	40

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	300	311

Countrywide Alternative Loan Trust
0.471% due 03/20/2046	150	87
0.541% due 02/25/2037	124	73
0.591% due 11/20/2035	188	116
1.328% due 12/25/2035	212	136
1.828% due 11/25/2035	36	22
5.250% due 06/25/2035	32	27
6.000% due 04/25/2037	56	40

Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035	70	48
0.581% due 03/25/2035	136	83
0.591% due 02/25/2035	17	13
2.984% due 08/25/2034	72	53
3.121% due 11/25/2034	26	21

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	2

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	283	166

Greenpoint Mortgage Funding Trust
0.341% due 01/25/2047	61	59

GSR Mortgage Loan Trust
2.901% due 09/25/2035	300	245
2.964% due 01/25/2036	211	166

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	64	42
3.072% due 05/19/2033	13	13

Indymac Index Mortgage Loan Trust
0.501% due 07/25/2035	54	35

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	33	31

JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	198	196

JPMorgan Mortgage Trust
5.410% due 02/25/2036	120	111
5.540% due 07/27/2037	280	241

Mellon Residential Funding Corp.
0.700% due 12/15/2030	23	22

Merrill Lynch Floating Trust
0.802% due 07/09/2021	200	193

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	40	36

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	157	149

Residential Accredit Loans, Inc.
0.411% due 02/25/2047	68	36
0.441% due 06/25/2046	173	72
0.471% due 04/25/2046	146	64

Structured Adjustable Rate Mortgage Loan Trust
2.765% due 04/25/2034	20	18

Structured Asset Mortgage Investments, Inc.
0.471% due 05/25/2046	26	15
0.481% due 05/25/2036	189	113
0.481% due 09/25/2047	200	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.491% due 05/25/2045	$52	$35
0.611% due 03/19/2034	15	14
0.841% due 07/19/2034	8	7
0.921% due 09/19/2032	8	7
1.828% due 08/25/2047	81	50

TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037	1	1
5.970% due 09/25/2036	194	55

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	76	75

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	153	149

Wachovia Mortgage Loan Trust LLC
3.076% due 10/20/2035	300	247

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	44	2
0.491% due 04/25/2045	19	16
0.571% due 01/25/2045	17	14
0.801% due 12/25/2027	44	39
1.308% due 06/25/2046	93	71
1.328% due 02/25/2046	215	167
2.370% due 03/25/2033	32	31
2.722% due 03/25/2035	203	191
2.904% due 02/27/2034	17	17

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.268% due 07/25/2046	67	31

Wells Fargo Mortgage-Backed Securities Trust
2.845% due 04/25/2036	26	25
3.040% due 06/25/2035	100	100
3.203% due 03/25/2036	246	219
3.425% due 03/25/2036	154	137
5.402% due 07/25/2036	182	147

		6,164

MUNICIPAL BONDS & NOTES 0.5%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	100	101

California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	100	104

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	200	197

		402

	SHARES
PREFERRED SECURITIES 0.6%

DG Funding Trust
0.681% due 08/01/2033	65	496

SLM Corp.
3.193% due 08/01/2033	900	17

		513

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 6.4%

Fannie Mae
0.381% due 03/25/2034	$18	18
0.411% due 08/25/2034	11	10
0.611% due 09/25/2042	49	49
0.691% due 11/25/2040	393	393
0.711% due 11/25/2040	393	392
1.530% due 10/01/2044	47	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.138% due 12/01/2034		$18	$18
2.631% due 05/25/2035		42	44
2.688% due 11/01/2034		127	133
5.480% due 07/01/2018		200	217
6.000% due 07/25/2044		32	35

Freddie Mac
0.760% due 12/15/2032		69	70
1.542% due 10/25/2044		115	112
2.561% due 02/01/2029		13	14
4.680% due 03/01/2035		131	137
4.985% due 04/01/2035		300	316

Ginnie Mae
3.375% due 04/20/2028 - 06/20/2030		8	8

NCUA Guaranteed Notes
0.735% due 11/05/2020		2,090	2,077
0.821% due 12/08/2020		400	399
0.824% due 12/08/2020		100	100

Tennessee Valley Authority
6.250% due 12/15/2017		400	481

			5,070

U.S. TREASURY OBLIGATIONS 0.7%

Treasury Inflation Protected Securities (d)
1.250% due 07/15/2020 (f)		401	411
2.500% due 01/15/2029 (h)		102	116

			527

Total United States (Cost $26,153)			25,305

SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS 1.3%

State Street Bank and Trust Co.
0.010% due 01/03/2011		999	999

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/15/2031 valued at $1,022. Repurchase proceeds are $999.)

FRANCE TREASURY BILLS 0.3%

France Treasury Bills
0.588% due 03/03/2011	EUR	200	267

U.S. TREASURY BILLS 0.9%
0.097% due 01/13/2011 - 06/02/2011 (c)(f)(h)		$703	703

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 2.0%
		162,465	1,627

Total Short-Term Instruments (Cost $3,591)			3,596

Total Investments 99.3% (Cost $79,622)			$79,084

Written Options (j) (0.3%) (Premiums $252)			(276)

Other Assets and Liabilities (Net) 1.0%			801

Net Assets 100.0%			$79,609

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $690 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $3,113 at a weighted average interest rate of 0.435%. On December 31, 2010, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $194 and cash of $96 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	9	$0
Euro-Bobl March Futures	Long	03/2011	13	11
Euro-Bund 10-Year Bond March Futures	Long	03/2011	28	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	9	1
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2011	10	1
United Kingdom Government 10-Year Bond March Futures	Long	03/2011	3	9

				$10

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.321%	$	1,000	$(6)	$0	$(6)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	0.419%		369	(1)	0	(1)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	0.789%		100	(2)	0	(2)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.989%		500	(14)	0	(14)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.338%		100	1	0	1
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.050%		200	(15)	(10)	(5)
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	8.350%		100	8	0	8
Marsh & McLennan Cos., Inc.	BCLY	(1.160%	)	09/20/2014	1.151%		200	0	0	0
Nationwide Health Properties, Inc.	DUB	(0.620%	)	09/20/2011	0.517%		100	0	0	0
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	2.724%		200	(6)	0	(6)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.965%		100	14	0	14
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.738%		1,000	24	0	24
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.813%		200	(4)	0	(4)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.586%		100	(3)	0	(3)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.586%		100	(3)	0	(3)

								$(7)	$(10)	$3

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	1.746%	$	100	$7	$2	$5
Australia Government Bond	BOA	1.000%	06/20/2015	0.464%		500	12	9	3
BP Capital Markets America, Inc.	BCLY	1.000%	12/20/2015	0.894%		400	3	(7)	10
Brazil Government International Bond	BOA	1.000%	12/20/2011	0.572%		100	0	0	0
Brazil Government International Bond	DUB	1.000%	12/20/2011	0.572%		300	1	1	0
California State General Obligation Bonds, Series 2003	MSC	2.950%	12/20/2020	2.976%		400	0	0	0
China Government International Bond	DUB	1.000%	12/20/2015	0.659%		500	8	11	(3)
France Government Bond	BOA	0.250%	12/20/2015	1.062%		500	(19)	(12)	(7)
France Government Bond	DUB	0.250%	12/20/2015	1.062%		1,200	(46)	(30)	(16)
France Government Bond	UBS	0.250%	12/20/2015	1.062%		100	(4)	(2)	(2)
France Government Bond	UBS	0.250%	03/20/2016	1.087%		400	(16)	(16)	0
Mexico Government International Bond	BCLY	1.000%	12/20/2011	0.611%		400	2	2	0
Mexico Government International Bond	BOA	1.000%	12/20/2011	0.611%		300	1	1	0
Russia Government International Bond	BCLY	1.000%	12/20/2011	0.556%		200	1	1	0
Russia Government International Bond	MLP	1.000%	12/20/2011	0.556%		300	2	1	1
South Korea Government Bond	CITI	1.000%	12/20/2015	0.934%		200	1	2	(1)
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		400	6	3	3
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,600	24	14	10
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.715%		600	8	13	(5)

							$(9)	$(7)	$(2)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$1,400	$11	$2	$9

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	500	$(2)	$0	$(2)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		700	(2)	0	(2)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		4,400	(6)	3	(9)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		6,900	60	73	(13)
Pay	3-Month AUD Bank Bill	5.250%	06/15/2012	CITI	AUD	1,800	(3)	(1)	(2)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	600	17	(4)	21
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BCLY	$	1,400	(46)	(13)	(33)
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BOA		700	(23)	(2)	(21)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2015	BCLY	AUD	100	(2)	0	(2)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	550,000	166	100	66
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		150,000	45	26	19
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UBS		150,000	105	(6)	111

							$309	$176	$133

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$122.000	01/21/2011	9	$7	$3
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	20	9	11
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	20	12	9

				$28	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	0.500%	02/14/2011	$	3,300	$5	$2
Call - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.500%	02/14/2011		3,300	2	3
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,800	25	38
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	2	5
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,000	39	68
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	4	6
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,100	11	14
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	10
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		700	7	11
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	8
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	7	9
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		600	6	9
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	10
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		600	4	0

								$136	$193

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.500%	03/16/2011	$	1,500	$4	$1
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011		1,000	2	4
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011		2,500	12	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	200	1	0
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.200%	03/16/2011		200	1	1
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		600	2	1
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.300%	03/16/2011		500	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.500%	03/16/2011		1,300	7	3
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		3,200	18	6
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		100	0	0
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.200%	03/16/2011		800	5	4

							$55	$24

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC AUD versus USD	USD	0.953	01/31/2011	AUD	700	$7	$1
Call - OTC EUR versus USD		1.333	01/31/2011	EUR	200	4	5
Call - OTC USD versus KRW	KRW	1,227.000	03/17/2011	$	300	4	2

						$15	$8

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$ 400	$2	$3
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	300	2	3
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	1,300	14	22

					$18	$28

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2009	117	$10,400	AUD	1,000	EUR	0	GBP	0	$172
Sales	232	47,300		3,400		16,800		1,400	583
Closing Buys	(300)	(15,100)		(1,200)		(5,700)		0	(302)
Expirations	0	(7,800)		(2,500)		(4,000)		(1,400)	(157)
Exercised	0	(6,300)		0		0		0	(44)

Balance at 12/31/2010	49	$28,500	AUD	700	EUR	7,100	GBP	0	$252

(k)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	11	01/2011	BNP	$ 0	$(1)	$(1)
Sell		17	01/2011	BOA	0	(1)	(1)
Buy		226	01/2011	CSFB	16	0	16
Sell		992	01/2011	HSBC	0	(27)	(27)
Sell		98	01/2011	RBS	0	(4)	(4)
Buy	BRL	103	03/2011	CITI	1	0	1
Buy	CAD	194	02/2011	BNP	5	0	5
Sell		1,086	02/2011	DUB	0	(13)	(13)
Buy		226	02/2011	RBC	5	0	5
Sell	CNY	1,341	01/2011	BCLY	0	(4)	(4)
Buy		1,333	01/2011	BOA	2	0	2
Sell		3,158	01/2011	CITI	0	(12)	(12)
Buy		3,751	01/2011	HSBC	7	0	7
Buy		1,433	01/2011	JPM	3	0	3
Sell		3,541	01/2011	JPM	0	(13)	(13)
Buy		1,524	01/2011	MSC	2	0	2
Buy		583	04/2011	BCLY	1	0	1
Sell		2,840	04/2011	CITI	0	(1)	(1)
Buy		291	04/2011	CSFB	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	185	04/2011	HSBC	$ 0	$0	$0
Buy		212	04/2011	JPM	0	0	0
Buy		1,569	04/2011	MSC	2	0	2
Buy		1,581	06/2011	BCLY	6	0	6
Buy		977	06/2011	DUB	1	(1)	0
Buy		832	06/2011	HSBC	4	0	4
Buy		1,512	06/2011	JPM	2	0	2
Buy		3,060	06/2011	RBS	12	0	12
Buy		644	09/2011	BOA	2	0	2
Buy		631	09/2011	CITI	2	0	2
Buy		1,629	09/2011	HSBC	6	0	6
Buy		4,021	09/2011	JPM	16	0	16
Buy		144	11/2011	BCLY	0	0	0
Buy		866	11/2011	CITI	1	0	1
Buy		354	11/2011	JPM	0	0	0
Buy		941	09/2015	BCLY	2	0	2
Buy		430	09/2015	BOA	2	0	2
Buy		3,492	09/2015	CITI	4	0	4
Buy		640	09/2015	JPM	1	0	1
Buy		431	09/2015	MSC	2	0	2
Buy	DKK	446	02/2011	BCLY	1	0	1
Buy	EUR	137	01/2011	BNP	3	0	3
Buy		1,009	01/2011	BOA	21	0	21
Buy		13,389	01/2011	CITI	91	0	91
Sell		3,915	01/2011	CITI	115	(17)	98
Sell		167	01/2011	JPM	0	(6)	(6)
Buy		2,479	01/2011	MSC	0	(98)	(98)
Sell		400	01/2011	MSC	21	0	21
Sell		161	01/2011	RBC	0	0	0
Buy		11,900	01/2011	RBS	96	(17)	79
Sell		25,267	01/2011	RBS	5	(701)	(696)
Buy		1,807	01/2011	UBS	0	(38)	(38)
Sell		188	01/2011	UBS	0	0	0
Sell		13,303	02/2011	CITI	0	(90)	(90)
Sell		11,061	02/2011	RBS	0	(88)	(88)
Sell	GBP	4,969	01/2011	BNP	101	0	101
Sell		212	01/2011	CSFB	4	0	4
Sell		4,587	01/2011	DUB	95	0	95
Sell		222	03/2011	BNP	0	(2)	(2)
Buy	IDR	417,960	07/2011	CITI	1	0	1
Buy		869,140	07/2011	HSBC	2	0	2
Buy		2,473,230	07/2011	JPM	0	0	0
Buy	INR	7,546	03/2011	BCLY	0	0	0
Buy		4,000	03/2011	RBS	0	0	0
Buy	JPY	6,042	01/2011	BCLY	2	0	2
Sell		105,335	01/2011	GSC	0	(46)	(46)
Sell		37,278	01/2011	HSBC	0	(11)	(11)
Sell		62,700	01/2011	RBC	0	(28)	(28)
Sell		125,399	01/2011	RBS	0	(53)	(53)
Buy		16,565	01/2011	UBS	4	0	4
Buy	KRW	130,359	01/2011	BCLY	1	0	1
Buy		26,832	01/2011	HSBC	0	0	0
Buy		367,602	01/2011	JPM	0	(3)	(3)
Sell		1,064,141	01/2011	JPM	0	(16)	(16)
Buy		539,349	01/2011	MSC	0	(4)	(4)
Buy		191,470	05/2011	BCLY	0	(1)	(1)
Buy		264,315	05/2011	CITI	0	0	0
Buy		1,064,141	05/2011	JPM	20	0	20
Buy		309,695	05/2011	RBS	0	0	0
Buy	MXN	3,440	02/2011	BCLY	10	0	10
Buy		5,646	02/2011	MSC	10	0	10
Buy	MYR	2	02/2011	DUB	0	0	0
Buy	NOK	1,398	02/2011	CITI	2	0	2
Buy	PHP	8,550	06/2011	CITI	3	0	3
Buy		4,170	06/2011	DUB	1	0	1
Buy		16,727	06/2011	HSBC	4	0	4
Buy		4,284	06/2011	JPM	1	0	1
Buy		8,540	06/2011	MSC	3	0	3
Sell	SEK	85	02/2011	RBC	0	0	0
Sell	SGD	21	03/2011	BCLY	0	(1)	(1)
Buy		40	03/2011	GSC	1	0	1
Buy		77	03/2011	HSBC	1	0	1
Buy	TWD	26	01/2011	DUB	0	0	0
Sell		26	01/2011	DUB	0	0	0
Sell		31	04/2011	DUB	0	0	0

					$726	$(1,297)	$(571)

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,658	$0	$2,658
Mortgage-Backed Securities	0	434	0	434
Canada
Asset-Backed Securities	0	1,122	0	1,122
Cayman Islands
Corporate Bonds & Notes	0	727	0	727
Denmark
Corporate Bonds & Notes	0	78	0	78
France
Corporate Bonds & Notes	0	3,461	0	3,461
Sovereign Issues	0	7,205	0	7,205
Germany
Asset-Backed Securities	0	116	0	116
Corporate Bonds & Notes	0	1,086	0	1,086
Sovereign Issues	0	6,164	0	6,164
Ireland
Corporate Bonds & Notes	0	535	0	535
Mortgage-Backed Securities	0	86	0	86
Japan
Mortgage-Backed Securities	0	102	0	102
Sovereign Issues	0	2,957	0	2,957
Jersey, Channel Islands
Corporate Bonds & Notes	0	136	0	136
Liberia
Corporate Bonds & Notes	0	213	0	213
Netherlands
Asset-Backed Securities	0	294	0	294
Corporate Bonds & Notes	0	1,344	0	1,344
Sovereign Issues	0	1,163	0	1,163
Norway
Corporate Bonds & Notes	0	658	0	658
Russia
Corporate Bonds & Notes	0	359	0	359
South Korea
Sovereign Issues	0	142	0	142
Supranational
Corporate Bonds & Notes	0	956	0	956

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sweden
Corporate Bonds & Notes	$0	$135	$0	$135
United Kingdom
Asset-Backed Securities	0	77	0	77
Corporate Bonds & Notes	0	2,748	0	2,748
Mortgage-Backed Securities	0	1,812	0	1,812
Sovereign Issues	0	13,415	0	13,415
United States
Asset-Backed Securities	0	1,551	0	1,551
Corporate Bonds & Notes	0	11,078	0	11,078
Mortgage-Backed Securities	0	6,162	2	6,164
Municipal Bonds & Notes	0	402	0	402
Preferred Securities	17	0	496	513
U.S. Government Agencies	0	2,494	2,576	5,070
U.S. Treasury Obligations	0	527	0	527
Short-Term Instruments
Repurchase Agreements	0	999	0	999
France Treasury Bills	0	267	0	267
U.S. Treasury Bills	0	703	0	703
PIMCO Short-Term Floating NAV Portfolio	1,627	0	0	1,627
	$1,644	$74,366	$3,074	$79,084

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	88	0	88
Foreign Exchange Contracts	0	726	0	726
Interest Rate Contracts	22	217	0	239
	$22	$1,031	$0	$1,053

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(103)	0	(103)
Foreign Exchange Contracts	0	(1,305)	0	(1,305)
Interest Rate Contracts	(12)	(300)	(27)	(339)
	$(12)	$(1,708)	$(27)	$(1,747)

Totals	$1,654	$73,689	$3,047	$78,390

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Japan
Mortgage-Backed Securities	$99	$0	$(36)	$0	$10	$29	$0	$(102)	$0	$0
United Kingdom
Corporate Bonds & Notes	196	0	0	0	0	22	0	(218)	0	0
United States
Mortgage-Backed Securities	0	0	0	0	0	2	0	0	2	2
Preferred Securities	577	0	0	0	0	(81)	0	0	496	(81)
U.S. Government Agencies	0	2,600	(10)	0	0	(14)	0	0	2,576	(14)

	$872	$2,600	$(46)	$0	$10	$(42)	$0	$(320)	$3,074	$(93)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(18)	$0	$0	$(9)	$0	$0	$(27)	$(9)

Totals	$872	$2,600	$(64)	$0	$10	$(51)	$0	$(320)	$3,047	$(102)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$38	$0	$0	$0	$0	$38
Unrealized appreciation on foreign currency contracts	0	726	0	0	0	726
Unrealized appreciation on swap agreements	217	0	88	0	0	305

	$255	$726	$88	$0	$0	$1,069

Liabilities:
Written options outstanding	$244	$8	$24	$0	$0	$276
Unrealized depreciation on foreign currency contracts	0	1,297	0	0	0	1,297
Unrealized depreciation on swap agreements	84	0	78	0	0	162

	$328	$1,305	$102	$0	$0	$1,735

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(7)	$0	$0	$0	$(7)
Net realized gain (loss) on futures contracts, written options and swaps	1,146	194	(223)	0	0	1,117
Net realized gain on foreign currency transactions	0	383	0	0	0	383

	$1,146	$570	$(223)	$0	$0	$1,493

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$91	$(31)	$295	$0	$0	$355
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1,449)	0	0	0	(1,449)

	$91	$(1,480)	$295	$0	$0	$(1,094)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $10 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

18	PIMCO Variable Insurance Trust

December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse

20	PIMCO Variable Insurance Trust

December 31, 2010

repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with

22	PIMCO Variable Insurance Trust

December 31, 2010

respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 405	$1,698

24	PIMCO Variable Insurance Trust

December 31, 2010

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$1,616	$82,011	$(82,000)	$0	$0	$1,627	$11

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,724	$6,335	$103,701	$98,127

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	4,709	47,813	2,556	25,936
Issued as reinvestment of distributions
Institutional Class	0	1	1	2
Administrative Class	370	3,705	937	9,146
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(4,296)	(43,865)	(4,254)	(42,289)
Net increase (decrease) resulting from Portfolio share transactions	783	$7,654	(760)	$(7,205)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	100
Administrative Class	6	80

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$503	$726		$(450)		$(1,342)	$—		$(304)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$79,672	$2,320		$(2,908)		$(588)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2010	$3,356	$350	$—
12/31/2009	$8,976	$31	$141

(5)	Includes short-term capital gains, if any, distributed.
(6)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	NOK	Norwegian Krone
BRL	Brazilian Real	INR	Indian Rupee	PHP	Philippine Peso
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.26%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.12%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	31

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

34	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA21_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	32.0%
United Kingdom	22.8%
France	13.5%
Germany	9.3%
Short-Term Instruments	4.6%
Other	17.8%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/10/00)
PIMCO Foreign Bond (U.S. Dollar-Hedged) Institutional Class	8.64%	5.48%	5.67%	5.87%
JPMorgan GBI Global ex-US Index Hedged in USD±	3.44%	4.35%	4.75%	5.10%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,010.35	$1,021.37
Expenses Paid During Period†	$3.85	$3.87

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

Portfolios managed to a U.S. dollar-hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally underperformed unhedged portfolios over the reporting period, as the U.S. dollar underperformed most major currencies.

»	An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates) contributed to performance as ten-year government yields declined in these countries.

»

A yield curve flattening bias in Japan contributed to performance as long interest rates fell during the reporting period, offsetting losses incurred by a modest underweight position to Japanese duration during the period from June 2010 through November 2010, which detracted from performance.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries.

»	An underweight exposure to the euro and the British pound contributed to performance as these currencies depreciated relative to the U.S. dollar.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Canadian dollar and the Australian dollar, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position to non-Agency mortgage-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$9.64	$9.58	$10.12	$10.10	$10.34
Net investment income (a)	0.22	0.38	0.37	0.36	0.38
Net realized/unrealized gain (loss) on investments	0.60	1.11	(0.59)	0.01	(0.14)
Total income (loss) from investment operations	0.82	1.49	(0.22)	0.37	0.24
Dividends from net investment income	(0.20)	(0.34)	(0.32)	(0.35)	(0.35)
Distributions from net realized capital gains	(0.28)	(1.07)	0.00	0.00	(0.13)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions	(0.48)	(1.43)	(0.32)	(0.35)	(0.48)
Net asset value end of year	$9.98	$9.64	$9.58	$10.12	$10.10
Total return	8.64%	15.77%	(2.25)%	3.77%	2.34%
Net assets end of year (000s)	$18	$16	$14	$15	$14
Ratio of expenses to average net assets	0.75%	0.76%	0.76%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.21%	3.82%	3.70%	3.62%	3.69%
Portfolio turnover rate	130%*	459%	655%	621%	281%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$76,458
Investments in Affiliates, at value	1,627
Repurchase agreements, at value	999
Deposits with counterparty	96
Foreign currency, at value	537
Receivable for investments sold	2,031
Receivable for Portfolio shares sold	16
Interest and dividends receivable	879
Variation margin receivable	38
Swap premiums paid	263
Unrealized appreciation on foreign currency contracts	726
Unrealized appreciation on swap agreements	305
83,975

Liabilities:
Payable for investments purchased	$2,414
Payable for Portfolio shares redeemed	32
Written options outstanding	276
Deposits from counterparty	20
Accrued related party fees	63
Swap premiums received	102
Unrealized depreciation on foreign currency contracts	1,297
Unrealized depreciation on swap agreements	162
4,366

Net Assets	$79,609

Net Assets Consist of:
Paid in capital	$80,476
(Overdistributed) net investment income	(267)
Accumulated undistributed net realized gain	370
Net unrealized (depreciation)	(970)
$79,609

Net Assets:
Institutional Class	$18
Administrative Class	79,591

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,976

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.98
Administrative Class	9.98

Cost of Investments Owned	$76,996
Cost of Investments in Affiliates Owned	$1,627
Cost of Repurchase Agreements Owned	$999
Cost of Foreign Currency Held	$527
Premiums Received on Written Options	$252

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$2,393
Dividends	4
Dividends from Affiliate investments	11
Total Income	2,408

Expenses:
Investment advisory fees	203
Supervisory and administrative fees	405
Servicing fees – Administrative Class	121
Trustees' fees	1
Interest expense	5
Total Expenses	735

Net Investment Income	1,673

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,432
Net realized gain on futures contracts, written options and swaps	1,117
Net realized gain on foreign currency transactions	2,138
Net change in unrealized appreciation on investments	1,104
Net change in unrealized appreciation on futures contracts, written options and swaps	355
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,530)
Net Gain	4,616

Net Increase in Net Assets Resulting from Operations	$6,289

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$1,673	$2,500
Net realized gain	4,687	1,473
Net realized gain on Affiliate investments	0	2
Net change in unrealized appreciation (depreciation)	(71)	5,521
Net increase resulting from operations	6,289	9,496

Distributions to Shareholders:
From net investment income
Institutional Class	0 ^	(1)
Administrative Class	(1,506)	(2,156)
From net realized capital gains
Institutional Class	0 ^	(2)
Administrative Class	(2,200)	(6,848)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(141)

Total Distributions	(3,706)	(9,148)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	7,654	(7,205)

Total Increase (Decrease) in Net Assets	10,237	(6,857)

Net Assets:
Beginning of year	69,372	76,229
End of year*	$79,609	$69,372

*Including (overdistributed) net investment income of:	$(267)	$(2,411)

**	See note 11 in the Notes to Financial Statements.
^	A zero balance may reflect actual amounts rounding to less than one thousand.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.9%

CORPORATE BONDS & NOTES 3.3%

Commonwealth Bank of Australia
3.492% due 08/13/2014		$500	$525
4.500% due 02/20/2014	AUD	500	495

ING Bank Australia Ltd.
5.617% due 06/24/2014		800	823

Macquarie Bank Ltd.
2.600% due 01/20/2012		$800	815

			2,658

MORTGAGE-BACKED SECURITIES 0.6%

Medallion Trust
0.418% due 05/25/2035		104	101

Puma Finance Ltd.
4.970% due 08/22/2037	AUD	126	124

Torrens Trust
5.230% due 10/19/2038		209	209

			434

Total Australia (Cost $2,717)			3,092

CANADA 1.4%

ASSET-BACKED SECURITIES 1.4%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	500	511

Ford Auto Securitization Trust
4.817% due 10/15/2012		100	103

Golden Credit Card Trust
5.106% due 04/15/2017		500	508

Total Canada (Cost $1,080)			1,122

CAYMAN ISLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$300	313

Transocean, Inc.
4.950% due 11/15/2015		400	414

Total Cayman Islands (Cost $699)			727

DENMARK 0.1%

CORPORATE BONDS & NOTES 0.1%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	34	6

Realkredit Danmark A/S
2.000% due 01/01/2011		400	72

Total Denmark (Cost $82)			78

FRANCE 13.4%

CORPORATE BONDS & NOTES 4.4%

BNP Paribas Home Loan Covered Bonds S.A.
3.000% due 07/23/2013	EUR	300	410
3.750% due 12/13/2011		200	273
4.750% due 05/28/2013		300	426

BPCE S.A.
6.117% due 10/29/2049		100	104

Cie de Financement Foncier
2.000% due 02/17/2012		100	134
2.250% due 01/25/2013		200	269
3.625% due 01/16/2012		100	137
4.000% due 07/21/2011		400	543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
2.750% due 01/10/2014		$800	$813

Dexia Municipal Agency S.A.
4.750% due 06/06/2011	EUR	100	136

Vivendi S.A.
5.750% due 04/04/2013		$200	216

			3,461

SOVEREIGN ISSUES 9.0%

France Government Bond
3.500% due 04/25/2015	EUR	600	849
4.250% due 10/25/2018		4,000	5,796
4.250% due 04/25/2019		200	289

Societe Financement de l’Economie Francaise
2.125% due 05/20/2012		200	271

			7,205

Total France (Cost $11,182)			10,666

GERMANY 9.2%

ASSET-BACKED SECURITIES 0.1%

Driver One GmbH
0.911% due 10/21/2015	EUR	88	116

CORPORATE BONDS & NOTES 1.4%

IKB Deutsche Industriebank AG
2.125% due 09/10/2012		500	677
2.875% due 01/27/2012		300	409

			1,086

SOVEREIGN ISSUES 7.7%

Republic of Germany
1.250% due 03/11/2011		1,000	1,339
3.250% due 01/04/2020		300	412
4.750% due 07/04/2034		600	960
5.500% due 01/04/2031		1,700	2,900
6.500% due 07/04/2027		300	553

			6,164

Total Germany (Cost $7,285)			7,366

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.7%

German Postal Pensions Securitisation PLC
2.750% due 01/18/2011	EUR	400	535

MORTGAGE-BACKED SECURITIES 0.1%

Immeo Residential Finance PLC
1.186% due 12/15/2016		71	86

Total Ireland (Cost $657)			621

JAPAN 3.8%

MORTGAGE-BACKED SECURITIES 0.1%

JLOC Ltd.
0.456% due 02/16/2016	JPY	10,154	102

SOVEREIGN ISSUES 3.7%

Japan Government International Bond
0.200% due 02/15/2012		240,000	2,957

Total Japan (Cost $2,728)			3,059

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

BAA Funding Ltd.
3.975% due 02/15/2014	EUR	100	$136

Total Jersey, Channel Islands (Cost $135)			136

LIBERIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	213

Total Liberia (Cost $190)			213

NETHERLANDS 3.5%

ASSET-BACKED SECURITIES 0.4%

Globaldrive BV
3.000% due 07/20/2015	EUR	219	294

CORPORATE BONDS & NOTES 1.7%

ABN AMRO Bank NV
3.250% due 01/18/2013		200	274
3.750% due 01/12/2012		100	137

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		$75	97

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	500	697

LeasePlan Corp. NV
3.250% due 05/22/2014		100	139

			1,344

SOVEREIGN ISSUES 1.4%

Netherlands Government International Bond
4.000% due 07/15/2018		600	865
4.500% due 07/15/2017		200	298

			1,163

Total Netherlands (Cost $2,772)			2,801

NORWAY 0.8%

CORPORATE BONDS & NOTES 0.8%

DnB NOR Boligkreditt
2.375% due 07/20/2016	EUR	300	388
4.500% due 05/16/2011		200	270

Total Norway (Cost $694)			658

RUSSIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$300	359

Total Russia (Cost $354)			359

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	142

Total South Korea (Cost $154)			142

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 1.2%

CORPORATE BONDS & NOTES 1.2%

European Investment Bank
3.625% due 10/15/2011	EUR	700	$956

Total Supranational (Cost $871)			956

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Swedbank Hypotek AB
4.625% due 05/23/2011	EUR	100	135

Total Sweden (Cost $125)			135

UNITED KINGDOM 22.7%

ASSET-BACKED SECURITIES 0.1%

Bumper 2 S.A.
2.524% due 06/20/2022	EUR	57	77

CORPORATE BONDS & NOTES 3.4%

Bank of Scotland PLC
4.375% due 07/13/2016		100	137

BP Capital Markets PLC
3.125% due 10/01/2015		$300	300
3.830% due 10/06/2017	EUR	100	134

HBOS PLC
6.750% due 05/21/2018		$200	187

Lloyds TSB Bank PLC
12.000% due 12/29/2049		200	219

Nationwide Building Society
4.625% due 09/13/2012	EUR	100	139

Royal Bank of Scotland Group PLC
2.750% due 06/18/2013		500	671
4.125% due 11/14/2011	GBP	600	961

			2,748

MORTGAGE-BACKED SECURITIES 2.3%

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	300	400

Granite Master Issuer PLC
0.431% due 12/20/2054		$100	80

Holmes Master Issuer PLC
2.353% due 10/15/2054	EUR	400	534

Mansard Mortgages PLC
1.399% due 12/15/2049	GBP	243	322

Newgate Funding PLC
1.749% due 12/15/2050		400	476

			1,812

SOVEREIGN ISSUES 16.9%

United Kingdom Gilt
2.250% due 03/07/2014		100	159
2.750% due 01/22/2015		2,700	4,328
3.750% due 09/07/2019		200	322
4.000% due 09/07/2016		700	1,177
4.250% due 06/07/2032		100	158
4.250% due 03/07/2036		200	314
4.250% due 09/07/2039		100	158
4.500% due 03/07/2013		1,000	1,673
4.500% due 03/07/2019		1,300	2,215
4.500% due 09/07/2034		100	163
4.500% due 12/07/2042		200	329
4.750% due 09/07/2015		1,000	1,736
4.750% due 12/07/2038		400	683

			13,415

Total United Kingdom (Cost $18,153)			18,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 31.7%

ASSET-BACKED SECURITIES 1.9%

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		$1	$1
0.961% due 10/25/2031		2	1

Amresco Residential Securities Mortgage Loan Trust
1.201% due 06/25/2029		1	1

Asset-Backed Funding Certificates
0.321% due 01/25/2037		8	8

Bear Stearns Asset-Backed Securities Trust
0.331% due 12/25/2036		67	62

Countrywide Asset-Backed Certificates
0.341% due 06/25/2037		10	10

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		2	1

First Alliance Mortgage Loan Trust
0.491% due 12/20/2027		1	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		13	13

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		34	34

Franklin Auto Trust
1.841% due 06/20/2012		46	46

Indymac Residential Asset-Backed Trust
0.711% due 08/25/2035		200	157

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		12	10

Nelnet Student Loan Trust
0.818% due 04/27/2015		1	1

Residential Asset Securities Corp.
0.761% due 07/25/2032 (a)		3	2

SACO I, Inc.
0.321% due 05/25/2036		6	5

SLM Student Loan Trust
0.788% due 10/25/2017		400	401
1.788% due 04/25/2023		756	782

Structured Asset Securities Corp.
0.311% due 10/25/2036		7	7
0.551% due 01/25/2033		3	3

Wells Fargo Home Equity Trust
0.491% due 10/25/2035		5	5

			1,551

CORPORATE BONDS & NOTES 13.9%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	200	271
6.625% due 05/15/2012		$300	313
6.875% due 09/15/2011		200	205
6.875% due 08/28/2012		200	210
7.000% due 02/01/2012		200	209

American International Group, Inc.
5.450% due 05/18/2017		40	41
5.850% due 01/16/2018		200	207
8.000% due 05/22/2068	EUR	400	518

AutoZone, Inc.
5.875% due 10/15/2012		$1,000	1,076

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	200	274
4.250% due 04/05/2017		200	272

Bank of America Corp.
6.500% due 08/01/2016		$200	217

Bear Stearns Cos. LLC
6.400% due 10/02/2017		100	114
7.250% due 02/01/2018		100	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
0.572% due 06/09/2016		$300	$268
5.500% due 10/15/2014		400	431

Computer Sciences Corp.
5.000% due 02/15/2013		369	391

DR Horton, Inc.
6.000% due 04/15/2011		100	102

Harris Corp.
5.950% due 12/01/2017		500	558

International Lease Finance Corp.
5.400% due 02/15/2012		100	102
5.875% due 05/01/2013		200	203
6.500% due 09/01/2014		200	213
6.750% due 09/01/2016		200	214

iStar Financial, Inc.
5.150% due 03/01/2012		100	96

JPMorgan Chase & Co.
3.625% due 12/12/2011	EUR	300	410

JPMorgan Chase & Co., Inc. CPI Linked Bond
4.854% due 02/15/2012		$10	10

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		300	75
6.875% due 05/02/2018 (a)		200	50

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		200	213

Merrill Lynch & Co., Inc.
1.466% due 07/22/2014	EUR	300	377
6.750% due 05/21/2013		200	283
6.875% due 04/25/2018		$300	329

Morgan Stanley
1.331% due 11/29/2013	EUR	340	434

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$100	103

Sprint Nextel Corp.
6.000% due 12/01/2016		100	97

State Street Capital Trust IV
1.302% due 06/01/2077		100	76

Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,085

Viacom, Inc.
6.125% due 10/05/2017		200	226

WM Covered Bond Program
3.875% due 09/27/2011	EUR	300	407
4.375% due 05/19/2014		200	279

			11,078

MORTGAGE-BACKED SECURITIES 7.7%

American Home Mortgage Investment Trust
1.957% due 09/25/2045		$140	123

Banc of America Mortgage Securities, Inc.
5.356% due 02/25/2036		137	110

BCAP LLC Trust
0.431% due 01/25/2037		169	97

Bear Stearns Adjustable Rate Mortgage Trust
2.685% due 08/25/2033		9	8
2.730% due 03/25/2035		143	137
2.934% due 03/25/2035		18	17
5.137% due 08/25/2035		100	99

Bear Stearns Alt-A Trust
0.421% due 02/25/2034		122	98
2.955% due 09/25/2035		80	61
2.956% due 11/25/2035		82	48
4.885% due 03/25/2036		164	87
5.208% due 11/25/2036		175	109
6.046% due 08/25/2036		110	73

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc.
5.339% due 12/26/2046	$66	$46

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	26	25
2.560% due 08/25/2035	44	40

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	300	311

Countrywide Alternative Loan Trust
0.471% due 03/20/2046	150	87
0.541% due 02/25/2037	124	73
0.591% due 11/20/2035	188	116
1.328% due 12/25/2035	212	136
1.828% due 11/25/2035	36	22
5.250% due 06/25/2035	32	27
6.000% due 04/25/2037	56	40

Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035	70	48
0.581% due 03/25/2035	136	83
0.591% due 02/25/2035	17	13
2.984% due 08/25/2034	72	53
3.121% due 11/25/2034	26	21

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	2

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	283	166

Greenpoint Mortgage Funding Trust
0.341% due 01/25/2047	61	59

GSR Mortgage Loan Trust
2.901% due 09/25/2035	300	245
2.964% due 01/25/2036	211	166

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	64	42
3.072% due 05/19/2033	13	13

Indymac Index Mortgage Loan Trust
0.501% due 07/25/2035	54	35

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	33	31

JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	198	196

JPMorgan Mortgage Trust
5.410% due 02/25/2036	120	111
5.540% due 07/27/2037	280	241

Mellon Residential Funding Corp.
0.700% due 12/15/2030	23	22

Merrill Lynch Floating Trust
0.802% due 07/09/2021	200	193

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	40	36

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	157	149

Residential Accredit Loans, Inc.
0.411% due 02/25/2047	68	36
0.441% due 06/25/2046	173	72
0.471% due 04/25/2046	146	64

Structured Adjustable Rate Mortgage Loan Trust
2.765% due 04/25/2034	20	18

Structured Asset Mortgage Investments, Inc.
0.471% due 05/25/2046	26	15
0.481% due 05/25/2036	189	113
0.481% due 09/25/2047	200	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.491% due 05/25/2045	$52	$35
0.611% due 03/19/2034	15	14
0.841% due 07/19/2034	8	7
0.921% due 09/19/2032	8	7
1.828% due 08/25/2047	81	50

TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037	1	1
5.970% due 09/25/2036	194	55

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	76	75

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	153	149

Wachovia Mortgage Loan Trust LLC
3.076% due 10/20/2035	300	247

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	44	2
0.491% due 04/25/2045	19	16
0.571% due 01/25/2045	17	14
0.801% due 12/25/2027	44	39
1.308% due 06/25/2046	93	71
1.328% due 02/25/2046	215	167
2.370% due 03/25/2033	32	31
2.722% due 03/25/2035	203	191
2.904% due 02/27/2034	17	17

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.268% due 07/25/2046	67	31

Wells Fargo Mortgage-Backed Securities Trust
2.845% due 04/25/2036	26	25
3.040% due 06/25/2035	100	100
3.203% due 03/25/2036	246	219
3.425% due 03/25/2036	154	137
5.402% due 07/25/2036	182	147

		6,164

MUNICIPAL BONDS & NOTES 0.5%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	100	101

California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	100	104

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	200	197

		402

	SHARES
PREFERRED SECURITIES 0.6%

DG Funding Trust
0.681% due 08/01/2033	65	496

SLM Corp.
3.193% due 08/01/2033	900	17

		513

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 6.4%

Fannie Mae
0.381% due 03/25/2034	$18	18
0.411% due 08/25/2034	11	10
0.611% due 09/25/2042	49	49
0.691% due 11/25/2040	393	393
0.711% due 11/25/2040	393	392
1.530% due 10/01/2044	47	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.138% due 12/01/2034		$18	$18
2.631% due 05/25/2035		42	44
2.688% due 11/01/2034		127	133
5.480% due 07/01/2018		200	217
6.000% due 07/25/2044		32	35

Freddie Mac
0.760% due 12/15/2032		69	70
1.542% due 10/25/2044		115	112
2.561% due 02/01/2029		13	14
4.680% due 03/01/2035		131	137
4.985% due 04/01/2035		300	316

Ginnie Mae
3.375% due 04/20/2028 - 06/20/2030		8	8

NCUA Guaranteed Notes
0.735% due 11/05/2020		2,090	2,077
0.821% due 12/08/2020		400	399
0.824% due 12/08/2020		100	100

Tennessee Valley Authority
6.250% due 12/15/2017		400	481

			5,070

U.S. TREASURY OBLIGATIONS 0.7%

Treasury Inflation Protected Securities (d)
1.250% due 07/15/2020 (f)		401	411
2.500% due 01/15/2029 (h)		102	116

			527

Total United States (Cost $26,153)			25,305

SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS 1.3%

State Street Bank and Trust Co.
0.010% due 01/03/2011		999	999

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/15/2031 valued at $1,022. Repurchase proceeds are $999.)

FRANCE TREASURY BILLS 0.3%

France Treasury Bills
0.588% due 03/03/2011	EUR	200	267

U.S. TREASURY BILLS 0.9%
0.097% due 01/13/2011 - 06/02/2011 (c)(f)(h)		$703	703

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 2.0%
		162,465	1,627

Total Short-Term Instruments (Cost $3,591)			3,596

Total Investments 99.3% (Cost $79,622)			$79,084

Written Options (j) (0.3%) (Premiums $252)			(276)

Other Assets and Liabilities (Net) 1.0%			801

Net Assets 100.0%			$79,609

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $690 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $3,113 at a weighted average interest rate of 0.435%. On December 31, 2010, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $194 and cash of $96 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	9	$0
Euro-Bobl March Futures	Long	03/2011	13	11
Euro-Bund 10-Year Bond March Futures	Long	03/2011	28	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	9	1
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2011	10	1
United Kingdom Government 10-Year Bond March Futures	Long	03/2011	3	9

				$10

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.321%	$	1,000	$(6)	$0	$(6)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	0.419%		369	(1)	0	(1)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	0.789%		100	(2)	0	(2)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.989%		500	(14)	0	(14)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.338%		100	1	0	1
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.050%		200	(15)	(10)	(5)
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	8.350%		100	8	0	8
Marsh & McLennan Cos., Inc.	BCLY	(1.160%	)	09/20/2014	1.151%		200	0	0	0
Nationwide Health Properties, Inc.	DUB	(0.620%	)	09/20/2011	0.517%		100	0	0	0
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	2.724%		200	(6)	0	(6)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.965%		100	14	0	14
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.738%		1,000	24	0	24
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.813%		200	(4)	0	(4)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.586%		100	(3)	0	(3)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.586%		100	(3)	0	(3)

								$(7)	$(10)	$3

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	1.746%	$	100	$7	$2	$5
Australia Government Bond	BOA	1.000%	06/20/2015	0.464%		500	12	9	3
BP Capital Markets America, Inc.	BCLY	1.000%	12/20/2015	0.894%		400	3	(7)	10
Brazil Government International Bond	BOA	1.000%	12/20/2011	0.572%		100	0	0	0
Brazil Government International Bond	DUB	1.000%	12/20/2011	0.572%		300	1	1	0
California State General Obligation Bonds, Series 2003	MSC	2.950%	12/20/2020	2.976%		400	0	0	0
China Government International Bond	DUB	1.000%	12/20/2015	0.659%		500	8	11	(3)
France Government Bond	BOA	0.250%	12/20/2015	1.062%		500	(19)	(12)	(7)
France Government Bond	DUB	0.250%	12/20/2015	1.062%		1,200	(46)	(30)	(16)
France Government Bond	UBS	0.250%	12/20/2015	1.062%		100	(4)	(2)	(2)
France Government Bond	UBS	0.250%	03/20/2016	1.087%		400	(16)	(16)	0
Mexico Government International Bond	BCLY	1.000%	12/20/2011	0.611%		400	2	2	0
Mexico Government International Bond	BOA	1.000%	12/20/2011	0.611%		300	1	1	0
Russia Government International Bond	BCLY	1.000%	12/20/2011	0.556%		200	1	1	0
Russia Government International Bond	MLP	1.000%	12/20/2011	0.556%		300	2	1	1
South Korea Government Bond	CITI	1.000%	12/20/2015	0.934%		200	1	2	(1)
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		400	6	3	3
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,600	24	14	10
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.715%		600	8	13	(5)

							$(9)	$(7)	$(2)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$1,400	$11	$2	$9

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	500	$(2)	$0	$(2)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		700	(2)	0	(2)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		4,400	(6)	3	(9)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		6,900	60	73	(13)
Pay	3-Month AUD Bank Bill	5.250%	06/15/2012	CITI	AUD	1,800	(3)	(1)	(2)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	600	17	(4)	21
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BCLY	$	1,400	(46)	(13)	(33)
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BOA		700	(23)	(2)	(21)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2015	BCLY	AUD	100	(2)	0	(2)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	550,000	166	100	66
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		150,000	45	26	19
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UBS		150,000	105	(6)	111

							$309	$176	$133

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$122.000	01/21/2011	9	$7	$3
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	20	9	11
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	20	12	9

				$28	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	0.500%	02/14/2011	$	3,300	$5	$2
Call - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.500%	02/14/2011		3,300	2	3
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,800	25	38
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	2	5
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,000	39	68
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	4	6
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,100	11	14
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	10
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		700	7	11
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	8
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	7	9
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		600	6	9
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	10
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		600	4	0

								$136	$193

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.500%	03/16/2011	$	1,500	$4	$1
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011		1,000	2	4
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011		2,500	12	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	200	1	0
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.200%	03/16/2011		200	1	1
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		600	2	1
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.300%	03/16/2011		500	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.500%	03/16/2011		1,300	7	3
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		3,200	18	6
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		100	0	0
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.200%	03/16/2011		800	5	4

							$55	$24

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC AUD versus USD	USD	0.953	01/31/2011	AUD	700	$7	$1
Call - OTC EUR versus USD		1.333	01/31/2011	EUR	200	4	5
Call - OTC USD versus KRW	KRW	1,227.000	03/17/2011	$	300	4	2

						$15	$8

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$ 400	$2	$3
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	300	2	3
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	1,300	14	22

					$18	$28

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2009	117	$10,400	AUD	1,000	EUR	0	GBP	0	$172
Sales	232	47,300		3,400		16,800		1,400	583
Closing Buys	(300)	(15,100)		(1,200)		(5,700)		0	(302)
Expirations	0	(7,800)		(2,500)		(4,000)		(1,400)	(157)
Exercised	0	(6,300)		0		0		0	(44)

Balance at 12/31/2010	49	$28,500	AUD	700	EUR	7,100	GBP	0	$252

(k)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	11	01/2011	BNP	$ 0	$(1)	$(1)
Sell		17	01/2011	BOA	0	(1)	(1)
Buy		226	01/2011	CSFB	16	0	16
Sell		992	01/2011	HSBC	0	(27)	(27)
Sell		98	01/2011	RBS	0	(4)	(4)
Buy	BRL	103	03/2011	CITI	1	0	1
Buy	CAD	194	02/2011	BNP	5	0	5
Sell		1,086	02/2011	DUB	0	(13)	(13)
Buy		226	02/2011	RBC	5	0	5
Sell	CNY	1,341	01/2011	BCLY	0	(4)	(4)
Buy		1,333	01/2011	BOA	2	0	2
Sell		3,158	01/2011	CITI	0	(12)	(12)
Buy		3,751	01/2011	HSBC	7	0	7
Buy		1,433	01/2011	JPM	3	0	3
Sell		3,541	01/2011	JPM	0	(13)	(13)
Buy		1,524	01/2011	MSC	2	0	2
Buy		583	04/2011	BCLY	1	0	1
Sell		2,840	04/2011	CITI	0	(1)	(1)
Buy		291	04/2011	CSFB	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	185	04/2011	HSBC	$ 0	$0	$0
Buy		212	04/2011	JPM	0	0	0
Buy		1,569	04/2011	MSC	2	0	2
Buy		1,581	06/2011	BCLY	6	0	6
Buy		977	06/2011	DUB	1	(1)	0
Buy		832	06/2011	HSBC	4	0	4
Buy		1,512	06/2011	JPM	2	0	2
Buy		3,060	06/2011	RBS	12	0	12
Buy		644	09/2011	BOA	2	0	2
Buy		631	09/2011	CITI	2	0	2
Buy		1,629	09/2011	HSBC	6	0	6
Buy		4,021	09/2011	JPM	16	0	16
Buy		144	11/2011	BCLY	0	0	0
Buy		866	11/2011	CITI	1	0	1
Buy		354	11/2011	JPM	0	0	0
Buy		941	09/2015	BCLY	2	0	2
Buy		430	09/2015	BOA	2	0	2
Buy		3,492	09/2015	CITI	4	0	4
Buy		640	09/2015	JPM	1	0	1
Buy		431	09/2015	MSC	2	0	2
Buy	DKK	446	02/2011	BCLY	1	0	1
Buy	EUR	137	01/2011	BNP	3	0	3
Buy		1,009	01/2011	BOA	21	0	21
Buy		13,389	01/2011	CITI	91	0	91
Sell		3,915	01/2011	CITI	115	(17)	98
Sell		167	01/2011	JPM	0	(6)	(6)
Buy		2,479	01/2011	MSC	0	(98)	(98)
Sell		400	01/2011	MSC	21	0	21
Sell		161	01/2011	RBC	0	0	0
Buy		11,900	01/2011	RBS	96	(17)	79
Sell		25,267	01/2011	RBS	5	(701)	(696)
Buy		1,807	01/2011	UBS	0	(38)	(38)
Sell		188	01/2011	UBS	0	0	0
Sell		13,303	02/2011	CITI	0	(90)	(90)
Sell		11,061	02/2011	RBS	0	(88)	(88)
Sell	GBP	4,969	01/2011	BNP	101	0	101
Sell		212	01/2011	CSFB	4	0	4
Sell		4,587	01/2011	DUB	95	0	95
Sell		222	03/2011	BNP	0	(2)	(2)
Buy	IDR	417,960	07/2011	CITI	1	0	1
Buy		869,140	07/2011	HSBC	2	0	2
Buy		2,473,230	07/2011	JPM	0	0	0
Buy	INR	7,546	03/2011	BCLY	0	0	0
Buy		4,000	03/2011	RBS	0	0	0
Buy	JPY	6,042	01/2011	BCLY	2	0	2
Sell		105,335	01/2011	GSC	0	(46)	(46)
Sell		37,278	01/2011	HSBC	0	(11)	(11)
Sell		62,700	01/2011	RBC	0	(28)	(28)
Sell		125,399	01/2011	RBS	0	(53)	(53)
Buy		16,565	01/2011	UBS	4	0	4
Buy	KRW	130,359	01/2011	BCLY	1	0	1
Buy		26,832	01/2011	HSBC	0	0	0
Buy		367,602	01/2011	JPM	0	(3)	(3)
Sell		1,064,141	01/2011	JPM	0	(16)	(16)
Buy		539,349	01/2011	MSC	0	(4)	(4)
Buy		191,470	05/2011	BCLY	0	(1)	(1)
Buy		264,315	05/2011	CITI	0	0	0
Buy		1,064,141	05/2011	JPM	20	0	20
Buy		309,695	05/2011	RBS	0	0	0
Buy	MXN	3,440	02/2011	BCLY	10	0	10
Buy		5,646	02/2011	MSC	10	0	10
Buy	MYR	2	02/2011	DUB	0	0	0
Buy	NOK	1,398	02/2011	CITI	2	0	2
Buy	PHP	8,550	06/2011	CITI	3	0	3
Buy		4,170	06/2011	DUB	1	0	1
Buy		16,727	06/2011	HSBC	4	0	4
Buy		4,284	06/2011	JPM	1	0	1
Buy		8,540	06/2011	MSC	3	0	3
Sell	SEK	85	02/2011	RBC	0	0	0
Sell	SGD	21	03/2011	BCLY	0	(1)	(1)
Buy		40	03/2011	GSC	1	0	1
Buy		77	03/2011	HSBC	1	0	1
Buy	TWD	26	01/2011	DUB	0	0	0
Sell		26	01/2011	DUB	0	0	0
Sell		31	04/2011	DUB	0	0	0

					$726	$(1,297)	$(571)

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,658	$0	$2,658
Mortgage-Backed Securities	0	434	0	434
Canada
Asset-Backed Securities	0	1,122	0	1,122
Cayman Islands
Corporate Bonds & Notes	0	727	0	727
Denmark
Corporate Bonds & Notes	0	78	0	78
France
Corporate Bonds & Notes	0	3,461	0	3,461
Sovereign Issues	0	7,205	0	7,205
Germany
Asset-Backed Securities	0	116	0	116
Corporate Bonds & Notes	0	1,086	0	1,086
Sovereign Issues	0	6,164	0	6,164
Ireland
Corporate Bonds & Notes	0	535	0	535
Mortgage-Backed Securities	0	86	0	86
Japan
Mortgage-Backed Securities	0	102	0	102
Sovereign Issues	0	2,957	0	2,957
Jersey, Channel Islands
Corporate Bonds & Notes	0	136	0	136
Liberia
Corporate Bonds & Notes	0	213	0	213
Netherlands
Asset-Backed Securities	0	294	0	294
Corporate Bonds & Notes	0	1,344	0	1,344
Sovereign Issues	0	1,163	0	1,163
Norway
Corporate Bonds & Notes	0	658	0	658
Russia
Corporate Bonds & Notes	0	359	0	359
South Korea
Sovereign Issues	0	142	0	142
Supranational
Corporate Bonds & Notes	0	956	0	956

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sweden
Corporate Bonds & Notes	$0	$135	$0	$135
United Kingdom
Asset-Backed Securities	0	77	0	77
Corporate Bonds & Notes	0	2,748	0	2,748
Mortgage-Backed Securities	0	1,812	0	1,812
Sovereign Issues	0	13,415	0	13,415
United States
Asset-Backed Securities	0	1,551	0	1,551
Corporate Bonds & Notes	0	11,078	0	11,078
Mortgage-Backed Securities	0	6,162	2	6,164
Municipal Bonds & Notes	0	402	0	402
Preferred Securities	17	0	496	513
U.S. Government Agencies	0	2,494	2,576	5,070
U.S. Treasury Obligations	0	527	0	527
Short-Term Instruments
Repurchase Agreements	0	999	0	999
France Treasury Bills	0	267	0	267
U.S. Treasury Bills	0	703	0	703
PIMCO Short-Term Floating NAV Portfolio	1,627	0	0	1,627
	$1,644	$74,366	$3,074	$79,084

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	88	0	88
Foreign Exchange Contracts	0	726	0	726
Interest Rate Contracts	22	217	0	239
	$22	$1,031	$0	$1,053

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(103)	0	(103)
Foreign Exchange Contracts	0	(1,305)	0	(1,305)
Interest Rate Contracts	(12)	(300)	(27)	(339)
	$(12)	$(1,708)	$(27)	$(1,747)

Totals	$1,654	$73,689	$3,047	$78,390

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Japan
Mortgage-Backed Securities	$99	$0	$(36)	$0	$10	$29	$0	$(102)	$0	$0
United Kingdom
Corporate Bonds & Notes	196	0	0	0	0	22	0	(218)	0	0
United States
Mortgage-Backed Securities	0	0	0	0	0	2	0	0	2	2
Preferred Securities	577	0	0	0	0	(81)	0	0	496	(81)
U.S. Government Agencies	0	2,600	(10)	0	0	(14)	0	0	2,576	(14)

	$872	$2,600	$(46)	$0	$10	$(42)	$0	$(320)	$3,074	$(93)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(18)	$0	$0	$(9)	$0	$0	$(27)	$(9)

Totals	$872	$2,600	$(64)	$0	$10	$(51)	$0	$(320)	$3,047	$(102)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$38	$0	$0	$0	$0	$38
Unrealized appreciation on foreign currency contracts	0	726	0	0	0	726
Unrealized appreciation on swap agreements	217	0	88	0	0	305

	$255	$726	$88	$0	$0	$1,069

Liabilities:
Written options outstanding	$244	$8	$24	$0	$0	$276
Unrealized depreciation on foreign currency contracts	0	1,297	0	0	0	1,297
Unrealized depreciation on swap agreements	84	0	78	0	0	162

	$328	$1,305	$102	$0	$0	$1,735

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(7)	$0	$0	$0	$(7)
Net realized gain (loss) on futures contracts, written options and swaps	1,146	194	(223)	0	0	1,117
Net realized gain on foreign currency transactions	0	383	0	0	0	383

	$1,146	$570	$(223)	$0	$0	$1,493

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$91	$(31)	$295	$0	$0	$355
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1,449)	0	0	0	(1,449)

	$91	$(1,480)	$295	$0	$0	$(1,094)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $10 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

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risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods

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Notes to Financial Statements (Cont.)

may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse

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repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with

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respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 405	$1,698

24	PIMCO Variable Insurance Trust

December 31, 2010

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$1,616	$82,011	$(82,000)	$0	$0	$1,627	$11

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,724	$6,335	$103,701	$98,127

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	4,709	47,813	2,556	25,936
Issued as reinvestment of distributions
Institutional Class	0	1	1	2
Administrative Class	370	3,705	937	9,146
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(4,296)	(43,865)	(4,254)	(42,289)
Net increase (decrease) resulting from Portfolio share transactions	783	$7,654	(760)	$(7,205)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	100
Administrative Class	6	80

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$503	$726		$(450)		$(1,342)	$—		$(304)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$79,672	$2,320		$(2,908)		$(588)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2010	$3,356	$350	$—
12/31/2009	$8,976	$31	$141

(5)	Includes short-term capital gains, if any, distributed.
(6)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	NOK	Norwegian Krone
BRL	Brazilian Real	INR	Indian Rupee	PHP	Philippine Peso
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.26%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.12%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	31

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

34	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA23_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	59.8%
Short-Term Instruments	10.1%
Germany	8.0%
United Kingdom	5.3%
Italy	2.7%
Other	14.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	Class Inception (01/10/02)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	11.64%	8.23%	8.69%
JPMorgan GBI Global FX NY Index Unhedged in USD±	5.73%	7.20%	7.96%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 12/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,089.16	$1,020.62
Expenses Paid During Period†	$4.79	$4.63

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates), partially obtained via futures contracts, contributed to performance as ten-year government yields declined in these countries during the reporting period.

»	An overweight to Australian duration during the period from May 2010 to September 2010 benefited performance as Australian yields declined during this period.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Australian dollar, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position to non-Agency mortgage-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to U.K. duration detracted from performance as ten-year government rates sold-off during the last quarter of the reporting period.

»	A yield curve steepening bias in Japan detracted from performance as long rates fell between January 2010 and July 2010.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$12.72	$12.25	$12.78	$12.06	$11.91
Net investment income (a)	0.45	0.47	0.48	0.41	0.42
Net realized/unrealized gain (loss) on investments	1.01	1.59	(0.58)	0.74	0.13
Total income (loss) from investment operations	1.46	2.06	(0.10)	1.15	0.55
Dividends from net investment income	(0.36)	(0.40)	(0.43)	(0.40)	(0.40)
Distributions from net realized capital gains	(0.33)	(1.19)	0.00	(0.03)	0.00
Total distributions	(0.69)	(1.59)	(0.43)	(0.43)	(0.40)
Net asset value end of year	$13.49	$12.72	$12.25	$12.78	$12.06
Total return	11.64%	16.83%	(0.85)%	9.73%	4.63%
Net assets end of year (000s)	$479,848	$532,730	$293,365	$240,711	$173,894
Ratio of expenses to average net assets	0.91%	0.90%	0.97%	0.90%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.37%	3.68%	3.72%	3.36%	3.49%
Portfolio turnover rate	849%**	624%	661%	560%	224%

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$553,782
Repurchase agreements, at value	29,545
Cash	1,572
Deposits with counterparty	212
Foreign currency, at value	2,675
Receivable for investments sold	161,360
Receivable for investments sold on a delayed-delivery basis	37,811
Receivable for Portfolio shares sold	6,801
Interest and dividends receivable	5,425
Variation margin receivable	344
Swap premiums paid	5,582
Unrealized appreciation on foreign currency contracts	9,876
Unrealized appreciation on swap agreements	3,386
818,371

Liabilities:
Payable for investments purchased	$154,765
Payable for investments purchased on a delayed-delivery basis	54,631
Payable for Portfolio shares redeemed	293
Payable for short sales	69,778
Written options outstanding	598
Deposits from counterparty	8,751
Accrued related party fees	405
Swap premiums received	1,044
Unrealized depreciation on foreign currency contracts	2,319
Unrealized depreciation on swap agreements	5,952
Other liabilities	8
298,544

Net Assets	$519,827

Net Assets Consist of:
Paid in capital	$494,006
(Overdistributed) net investment income	(1,489)
Accumulated undistributed net realized gain	6,933
Net unrealized appreciation	20,377
$519,827

Net Assets:
Institutional Class	$5,156
Administrative Class	479,848
Advisor Class	34,823

Shares Issued and Outstanding:
Institutional Class	382
Administrative Class	35,580
Advisor Class	2,582

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.49
Administrative Class	13.49
Advisor Class	13.49

Cost of Investments Owned	$538,798
Cost of Repurchase Agreements Owned	$29,545
Cost of Foreign Currency Held	$2,610
Proceeds Received on Short Sales	$70,121
Premiums Received on Written Options	$479

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$22,680
Dividends	6
Dividends from Affiliate investments	16
Total Income	22,702

Expenses:
Investment advisory fees	1,322
Supervisory and administrative fees	2,643
Servicing fees – Administrative Class	749
Distribution and/or servicing fees – Advisor Class	63
Trustees' fees	8
Interest expense	32
Total Expenses	4,817

Net Investment Income	17,885

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	17,762
Net realized gain on Affiliate investments	6
Net realized gain on futures contracts, written options and swaps	10,557
Net realized (loss) on foreign currency transactions	(9,159)
Net change in unrealized appreciation on investments	4,778
Net change in unrealized appreciation on futures contracts, written options and swaps	169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	11,804
Net Gain	35,917

Net Increase in Net Assets Resulting from Operations	$53,802

*Foreign tax withholdings	$17

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$17,885	$14,703
Net realized gain	19,160	33,202
Net realized gain on Affiliate investments	6	21
Net change in unrealized appreciation	16,751	17,356
Net increase resulting from operations	53,802	65,282

Distributions to Shareholders:
From net investment income
Institutional Class	(113)	(69)
Administrative Class	(13,606)	(12,213)
Advisor Class	(669)	(251)
From net realized capital gains
Institutional Class	(114)	(251)
Administrative Class	(11,086)	(44,151)
Advisor Class	(800)	(1,219)

Total Distributions	(26,388)	(58,154)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(58,609)	245,377

Total Increase (Decrease) in Net Assets	(31,195)	252,505

Net Assets:
Beginning of year	551,022	298,517
End of year*	$519,827	$551,022

*Including (overdistributed) net investment income of:	$(1,489)	$(4,753)

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 0.4%

Commonwealth Bank of Australia
4.500% due 02/20/2014	AUD	1,700	$1,683

National Australia Bank Ltd.
0.533% due 06/29/2016		$600	593

			2,276

MORTGAGE-BACKED SECURITIES 1.0%

Medallion Trust
0.418% due 05/25/2035		384	376

Puma Finance Ltd.
0.354% due 02/21/2038		340	326
4.970% due 08/22/2037	AUD	404	395
5.350% due 07/12/2036		121	121

Superannuation Members Home Loans Global Fund
0.606% due 11/09/2035		$2,435	2,372

Swan Trust
0.366% due 05/12/2037		392	383
5.200% due 05/12/2037	AUD	539	538

Torrens Trust
5.230% due 10/19/2038		628	627

			5,138

Total Australia (Cost $6,734)			7,414

BRAZIL 1.1%

CORPORATE BONDS & NOTES 0.9%

Banco Santander Brasil S.A.
4.500% due 04/06/2015		$1,500	1,537

BM&FBovespa S.A.
5.500% due 07/16/2020		300	307

CSN Islands XI Corp.
6.875% due 09/21/2019		400	434

CSN Resources S.A.
6.500% due 07/21/2020		2,000	2,120

GTL Trade Finance, Inc.
7.250% due 10/20/2017		200	221

			4,619

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
4.875% due 01/22/2021		1,100	1,128

Total Brazil (Cost $5,734)			5,747

CANADA 0.5%

ASSET-BACKED SECURITIES 0.3%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	1,600	1,635

CORPORATE BONDS & NOTES 0.2%

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,090

Total Canada (Cost $2,450)			2,725

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

Landmark CDO Ltd.
0.596% due 06/01/2017		$1,774	1,664

Total Cayman Islands (Cost $1,679)			1,664

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.6%

CORPORATE BONDS & NOTES 0.6%

Lafarge S.A.
6.500% due 07/15/2016		$2,000	$2,133

Vivendi S.A.
5.750% due 04/04/2013		900	971
6.625% due 04/04/2018		100	112

Total France (Cost $2,968)			3,216

GERMANY 9.0%

ASSET-BACKED SECURITIES 0.1%

Driver One GmbH
0.911% due 10/21/2015	EUR	219	291

CORPORATE BONDS & NOTES 0.6%

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		2,200	3,183

SOVEREIGN ISSUES 8.3%

Republic of Germany
3.250% due 07/04/2015		22,200	31,532
4.000% due 01/04/2018		4,000	5,848
4.250% due 07/04/2018		2,100	3,107
5.500% due 01/04/2031		1,500	2,559

			43,046

Total Germany (Cost $46,093)			46,520

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.0%

SC Germany Auto
0.892% due 08/11/2015	EUR	37	49

CORPORATE BONDS & NOTES 0.4%

Depfa ACS Bank
3.250% due 02/15/2012		1,800	2,388

MORTGAGE-BACKED SECURITIES 0.2%

Immeo Residential Finance PLC
1.186% due 12/15/2016		713	864

Total Ireland (Cost $3,612)			3,301

ITALY 3.0%

ASSET-BACKED SECURITIES 0.1%

Locat Securitisation Vehicle SRL
1.189% due 12/12/2028	EUR	371	474

Split SRL
1.165% due 10/25/2018		57	74

			548

MORTGAGE-BACKED SECURITIES 0.0%

Siena Mortgages SpA
1.256% due 12/16/2038		69	92

SOVEREIGN ISSUES 2.9%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014		11,300	15,149

Total Italy (Cost $17,617)			15,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 1.1%

ASSET-BACKED SECURITIES 0.8%

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	3,034	$4,039

CORPORATE BONDS & NOTES 0.3%

WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,673

Total Jersey, Channel Islands (Cost $5,251)			5,712

MEXICO 0.6%

CORPORATE BONDS & NOTES 0.6%

America Movil SAB de C.V.
3.625% due 03/30/2015		$2,000	2,066

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100	1,122

Total Mexico (Cost $3,094)			3,188

NETHERLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	1,000	1,269

Fortis Bank Nederland NV
3.375% due 05/19/2014		7,600	10,596

Waha Aerospace BV
3.925% due 07/28/2020		$500	500

Total Netherlands (Cost $12,059)			12,365

NEW ZEALAND 0.3%

CORPORATE BONDS & NOTES 0.3%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	1,652

Total New Zealand (Cost $1,500)			1,652

NORWAY 1.3%

CORPORATE BONDS & NOTES 0.2%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	946

SOVEREIGN ISSUES 1.1%

Norway Government Bond
6.500% due 05/15/2013	NOK	31,157	5,826

Total Norway (Cost $6,401)			6,772

QATAR 1.1%

CORPORATE BONDS & NOTES 0.4%

Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100	2,103

SOVEREIGN ISSUES 0.7%

Qatar Government International Bond
4.000% due 01/20/2015		3,200	3,328

Total Qatar (Cost $5,514)			5,431

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	349

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Via White Nights Finance BV
10.500% due 03/25/2014		$1,100	$1,316

Total Russia (Cost $1,458)			1,665

SOUTH KOREA 0.8%

SOVEREIGN ISSUES 0.8%

Export-Import Bank of Korea
4.125% due 09/09/2015		$500	509
5.750% due 05/22/2013	EUR	500	709
5.875% due 01/14/2015		$2,600	2,821

Total South Korea (Cost $4,048)			4,039

SPAIN 0.7%

CORPORATE BONDS & NOTES 0.7%

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		$3,500	$3,461

MORTGAGE-BACKED SECURITIES 0.0%

Bancaja Fondo de Titulizacion de Activos
1.135% due 10/25/2037	EUR	122	132

Total Spain (Cost $3,670)			3,593

SWITZERLAND 2.2%

CORPORATE BONDS & NOTES 2.2%

UBS AG
5.750% due 04/25/2018		$1,900	2,068
5.875% due 12/20/2017		8,500	9,362

Total Switzerland (Cost $10,634)			11,430

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi
6.750% due 04/08/2019		$1,900	2,212

Total United Arab Emirates (Cost $2,095)			2,212

UNITED KINGDOM 6.0%

CORPORATE BONDS & NOTES 2.4%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	1,200	1,698

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,130
10.179% due 06/12/2021		2,120	2,645

BP Capital Markets PLC
0.442% due 04/11/2011		400	400
4.250% due 01/10/2011	EUR	100	134

HBOS PLC
6.750% due 05/21/2018		$800	750

LBG Capital No.1 PLC
8.500% due 12/29/2049		1,200	1,061

Lloyds TSB Bank PLC
4.375% due 01/12/2015		900	901
12.000% due 12/29/2049		2,100	2,295

Royal Bank of Scotland Group PLC
4.375% due 03/27/2012	AUD	1,400	1,414

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	204

XL Capital Finance Europe PLC
6.500% due 01/15/2012		100	103

			12,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.6%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	11,000	$17,634
4.750% due 12/07/2038		500	853

			18,487

Total United Kingdom (Cost $30,559)			31,222

UNITED STATES 67.2%

ASSET-BACKED SECURITIES 2.1%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$91	91

Accredited Mortgage Loan Trust
0.311% due 02/25/2037		12	12

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		1	1
0.961% due 10/25/2031		2	2

Asset-Backed Funding Certificates
0.321% due 01/25/2037		31	31

Capital Auto Receivables Asset Trust
1.710% due 10/15/2012		399	401

Carrington Mortgage Loan Trust
0.311% due 12/25/2036		238	216

Conseco Finance Securitizations Corp.
6.990% due 07/01/2031		2,466	2,513

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		40	39
0.311% due 08/25/2037		146	141

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		1	1

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		78	69

Denver Arena Trust
6.940% due 11/15/2019		100	94

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		168	168

GSAMP Trust
0.361% due 01/25/2047		13	13

Home Equity Mortgage Trust
5.500% due 01/25/2037		199	36

Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		43	43

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		85	83

Morgan Stanley ABS Capital I
1.061% due 07/25/2037		3,190	2,931

Nelnet Student Loan Trust
0.313% due 12/27/2016		376	376
0.818% due 04/27/2015		4	4

SACO I, Inc.
0.321% due 05/25/2036		17	16
0.461% due 04/25/2035		9	4

Securitized Asset-Backed Receivables LLC Trust
0.311% due 12/25/2036		59	57

SLC Student Loan Trust
0.752% due 06/15/2017		758	758

SLM Student Loan Trust
0.288% due 10/25/2016		58	58
0.368% due 04/26/2021		1,093	1,089
0.502% due 12/17/2018		116	116
0.788% due 10/25/2017		1,600	1,602

Structured Asset Securities Corp.
0.661% due 05/25/2034		10	8
1.753% due 04/25/2035		33	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		$1	$1

Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036		165	112

Wells Fargo Home Equity Trust
0.491% due 10/25/2035		16	16
0.511% due 12/25/2035		19	19

			11,146

BANK LOAN OBLIGATIONS 1.3%

American General Finance Corp.
7.250% due 04/21/2015		1,500	1,523

CIT Group, Inc.
6.250% due 08/11/2015		1,000	1,022

HCA, Inc.
1.553% due 11/17/2012		1,000	987
2.553% due 11/17/2013		2,000	1,983

Vodafone Group PLC
6.875% due 08/11/2015		1,400	1,381

			6,896

CORPORATE BONDS & NOTES 32.1%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	900	$1,221

Altria Group, Inc.
9.250% due 08/06/2019		$1,000	1,307

American Express Credit Corp.
5.875% due 05/02/2013		200	218

American General Finance Corp.
6.900% due 12/15/2017		100	81

American International Group, Inc.
0.404% due 03/20/2012		400	391
5.750% due 03/15/2067	GBP	800	992
8.000% due 05/22/2068	EUR	1,700	2,204
8.175% due 05/15/2068		$1,600	1,716
8.250% due 08/15/2018		100	116

AutoZone, Inc.
5.875% due 10/15/2012		100	108

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,142
7.250% due 02/01/2018		1,300	1,543

Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,593
6.400% due 06/15/2016		200	214

Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,719

CenturyLink, Inc.
6.000% due 04/01/2017		4,700	4,828

CIT Group, Inc.
7.000% due 05/01/2013		833	852
7.000% due 05/01/2014		599	607
7.000% due 05/01/2015		200	201
7.000% due 05/01/2016		333	335
7.000% due 05/01/2017		466	468

Citigroup, Inc.
3.625% due 11/30/2017	EUR	9,600	11,780
4.587% due 12/15/2015		$300	313
4.750% due 05/31/2017	EUR	100	123
4.750% due 02/10/2019		200	244
6.125% due 05/15/2018		$1,600	1,755
8.125% due 07/15/2039		800	1,021
8.500% due 05/22/2019		2,700	3,357

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,071

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMS Energy Corp.
1.239% due 01/15/2013		$200	$197

CNA Financial Corp.
6.000% due 08/15/2011		200	205

Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		1,247	1,428

Countrywide Financial Corp.
5.800% due 06/07/2012		2,650	2,789

CSX Corp.
6.300% due 03/15/2012		200	212

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,093

DISH DBS Corp.
6.375% due 10/01/2011		100	103

DR Horton, Inc.
6.000% due 04/15/2011		200	203
6.500% due 04/15/2016		4,500	4,646

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	105

Erac USA Finance LLC
5.800% due 10/15/2012		800	858

Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300	322
8.000% due 06/01/2014		1,800	1,985
8.700% due 10/01/2014		2,400	2,705

GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,036

Goldman Sachs Group, Inc.
0.688% due 07/22/2015		500	480
0.789% due 01/12/2015		700	677
0.903% due 09/29/2014		800	783
1.347% due 02/04/2013	EUR	200	260
3.700% due 08/01/2015		$1,200	1,224
5.375% due 02/15/2013	EUR	200	281

Harris Corp.
5.950% due 12/01/2017		$1,500	1,675

International Lease Finance Corp.
5.350% due 03/01/2012		200	203
5.400% due 02/15/2012		200	203
5.550% due 09/05/2012		9,500	9,654
6.750% due 09/01/2016		1,300	1,394
7.125% due 09/01/2018		1,200	1,281

iStar Financial, Inc.
5.150% due 03/01/2012		200	191

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	203

KB Home
5.875% due 01/15/2015		$1,200	1,176

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		1,000	250
6.875% due 05/02/2018 (a)		800	202

Limited Brands, Inc.
6.900% due 07/15/2017		1,000	1,068

Macy's Retail Holdings, Inc.
5.900% due 12/01/2016		1,800	1,930

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	2,129

Masco Corp.
6.125% due 10/03/2016		200	205

MDC Holdings, Inc.
7.000% due 12/01/2012		10,450	11,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding I
0.552% due 03/15/2012		$900	$901
5.125% due 04/10/2013		1,300	1,400

Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,078

Morgan Stanley
0.769% due 10/15/2015		1,000	939
1.377% due 04/13/2016	EUR	700	841
6.625% due 04/01/2018		$1,600	1,738

Motorola Solutions, Inc.
5.375% due 11/15/2012		11,090	11,709
8.000% due 11/01/2011		1,300	1,369

Nabors Industries, Inc.
6.150% due 02/15/2018		9,600	10,261

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	540

NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011		600	602

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,103

Pricoa Global Funding I
0.433% due 06/26/2012		900	893

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	866

Puget Energy, Inc.
6.500% due 12/15/2020		3,200	3,153

Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,057

Sprint Capital Corp.
7.625% due 01/30/2011		4,200	4,216
8.375% due 03/15/2012		11,500	12,219

Sprint Nextel Corp.
6.000% due 12/01/2016		200	194

Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,156

UAL Pass-Through Trust
10.400% due 05/01/2018		1,322	1,527

UST LLC
5.750% due 03/01/2018		1,000	1,070

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,445

			166,817

MORTGAGE-BACKED SECURITIES 12.5%

Adjustable Rate Mortgage Trust
2.996% due 09/25/2035		$41	32

American Home Mortgage Assets
0.451% due 05/25/2046		535	317
0.471% due 10/25/2046		716	393

Banc of America Funding Corp.
2.799% due 02/20/2036		819	769
5.888% due 04/25/2037		776	622
5.941% due 10/20/2046		390	267

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		1,795	1,603

Banc of America Mortgage Securities, Inc.
2.934% due 05/25/2035		4,900	4,001

BCAP LLC Trust
0.431% due 01/25/2037		620	355

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035		258	248
2.430% due 08/25/2035		6,951	6,591
2.685% due 08/25/2033		39	38
2.730% due 03/25/2035		343	328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.921% due 10/25/2033	$36	$36
2.934% due 03/25/2035	106	101
3.048% due 05/25/2034	93	86
3.609% due 11/25/2034	23	23
4.530% due 05/25/2034	25	24
5.326% due 05/25/2047	832	631

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	239	183
2.956% due 11/25/2035	327	194
6.046% due 08/25/2036	441	292

Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019	1,132	1,114

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	7	7

Bear Stearns Structured Products, Inc.
5.339% due 12/26/2046	197	139

CC Mortgage Funding Corp.
0.441% due 07/25/2036	210	132

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	400	416

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	131	124
2.560% due 08/25/2035	132	119

Countrywide Alternative Loan Trust
0.441% due 02/20/2047	409	239
0.456% due 12/20/2046	819	431
0.471% due 03/20/2046	249	144
0.471% due 07/20/2046	723	339
0.541% due 02/25/2037	310	183
0.611% due 05/25/2037	174	95
1.828% due 11/25/2035	71	45
2.368% due 11/25/2035	71	45
5.250% due 06/25/2035	64	55
5.712% due 11/25/2035	703	443
5.859% due 08/25/2036	196	196
6.000% due 04/25/2037	169	119
6.250% due 08/25/2037	76	55
6.500% due 06/25/2036	383	251

Countrywide Home Loan Mortgage Pass- Through Trust
0.491% due 05/25/2035	163	112
0.551% due 04/25/2035	51	35
0.581% due 03/25/2035	185	109
0.591% due 02/25/2035	17	13
0.641% due 09/25/2034	20	12
2.984% due 08/25/2034	14	11
3.121% due 11/25/2034	52	42
4.186% due 11/19/2033	75	74
5.250% due 02/20/2036	739	494
5.750% due 12/25/2035	1,323	1,215
7.500% due 06/25/2035	2,460	1,947

Credit Suisse First Boston Mortgage Securities Corp.
2.705% due 08/25/2033	67	66
6.500% due 04/25/2033	2	3

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	248	150

Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036	727	440

First Horizon Asset Securities, Inc.
2.706% due 12/25/2033	26	26
6.250% due 08/25/2017	35	36

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	3	3

Greenpoint Mortgage Funding Trust
0.531% due 11/25/2045	18	12

GSR Mortgage Loan Trust
2.050% due 03/25/2033	29	29
2.574% due 06/25/2034	17	16
2.825% due 09/25/2035	698	669

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.451% due 01/19/2038	$1,842	$1,238
0.631% due 02/19/2034	5	4
1.178% due 12/19/2036	265	145
3.072% due 05/19/2033	60	60

Indymac Index Mortgage Loan Trust
5.047% due 09/25/2035	564	473

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	132	124

JPMorgan Mortgage Trust
2.190% due 11/25/2033	33	32
2.974% due 07/25/2035	407	395
3.112% due 07/25/2035	353	352
5.036% due 02/25/2035	60	60

MASTR Alternative Loans Trust
0.661% due 03/25/2036	78	31

MASTR Asset Securitization Trust
4.500% due 03/25/2018	5	5

Mellon Residential Funding Corp.
0.700% due 12/15/2030	23	22

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300	311

Merrill Lynch Floating Trust
0.802% due 07/09/2021	800	773

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	220	171
0.511% due 08/25/2036	52	42
2.349% due 02/25/2033	26	25

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	16,114	14,708

Nomura Asset Acceptance Corp.
2.730% due 10/25/2035	39	30

Residential Accredit Loans, Inc.
0.411% due 02/25/2047	273	143
0.441% due 06/25/2046	692	289
0.471% due 04/25/2046	292	128

RiverView HECM Trust
0.321% due 07/25/2047	2,254	2,137

Structured Adjustable Rate Mortgage Loan Trust
2.765% due 04/25/2034	80	71
2.770% due 02/25/2034	30	29
5.210% due 09/25/2034	108	100

Structured Asset Mortgage Investments, Inc.
0.451% due 07/25/2046	801	505
0.471% due 05/25/2046	184	104
0.481% due 05/25/2036	820	489
0.481% due 09/25/2047	600	251
0.511% due 07/19/2035	603	523
0.541% due 02/25/2036	984	598
0.611% due 03/19/2034	15	14
0.841% due 07/19/2034	8	7

Thornburg Mortgage Securities Trust
0.353% due 03/25/2037	1,752	1,711
0.371% due 11/25/2046	305	301

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	408	398

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	66	4
0.531% due 12/25/2045	104	90
0.551% due 10/25/2045	5,489	4,669
0.571% due 01/25/2045	17	14
0.581% due 01/25/2045	17	14
0.801% due 12/25/2027	65	58
1.028% due 02/25/2047	744	460
1.728% due 08/25/2042	12	11
2.700% due 06/25/2033	27	25
2.711% due 09/25/2033	2,312	2,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.785% due 03/25/2034	$99	$94
2.904% due 02/27/2034	11	12
3.154% due 07/25/2046	376	276
5.000% due 02/25/2037	794	628
5.489% due 11/25/2036	1,885	1,466

Washington Mutual Alternative Mortgage
Pass-Through Certificates
1.268% due 07/25/2046	133	63

Wells Fargo Mortgage-Backed Securities Trust
2.845% due 04/25/2036	52	50
3.425% due 03/25/2036	257	228
4.500% due 11/25/2018	120	121
4.750% due 10/25/2018	58	59

		64,720

MUNICIPAL BONDS & NOTES 2.6%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	2,700	2,722
7.500% due 04/01/2034	2,500	2,589

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
6.138% due 12/01/2039	3,100	2,791

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,389

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (d)	600	337

Iowa State Tobacco Settlement Authority Revenue
Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,035

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	264

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	5

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,150	2,188

		13,320

	SHARES
PREFERRED SECURITIES 0.1%

DG Funding Trust
0.681% due 06/01/2047	58	443

SLM Corp.
3.143% due 06/01/2047	500	9
3.193% due 06/01/2047	3,100	57

		509

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
0.000% due 06/01/2017 (i)	$2,600	2,124
0.381% due 03/25/2034	18	18
0.411% due 08/25/2034	11	10
0.461% due 10/27/2037	1,600	1,598
2.138% due 12/01/2034	17	18
2.461% due 10/01/2034	7	7
2.688% due 11/01/2034	127	133
3.500% due 12/01/2025 - 01/01/2026	21,000	21,158
4.000% due 01/01/2026 - 02/01/2041	30,000	30,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/01/2026		$18,000	$18,875
5.050% due 02/01/2021		31	31
5.500% due 03/25/2028 - 05/01/2047		260	272
6.000% due 07/25/2044		64	71

Freddie Mac
0.490% due 02/15/2019		572	573
0.541% due 09/25/2031		44	41
0.760% due 04/15/2028		519	522
1.542% due 10/25/2044		95	93
2.561% due 02/01/2029		14	14
3.297% due 04/01/2037		128	134
4.500% due 02/15/2017		90	92
5.000% due 03/15/2017		59	61
6.000% due 04/15/2036		926	1,016

Ginnie Mae
3.125% due 11/20/2024		4	4
6.000% due 09/20/2038		316	341

			77,513

U.S. TREASURY OBLIGATIONS 1.6%

Treasury Inflation Protected Securities (e)
2.375% due 04/15/2011		881	890
3.375% due 01/15/2012		616	644

U.S. Treasury Notes
2.750% due 02/15/2019		1,100	1,086
3.125% due 05/15/2019 (i)		2,300	2,325
3.625% due 08/15/2019 (f)(i)		3,000	3,134

			8,079

Total United States (Cost $337,346)			349,000

SHORT-TERM INSTRUMENTS 11.3%

REPURCHASE AGREEMENTS 5.7%

Barclays Capital, Inc.
0.250% due 01/03/2011		$28,900	28,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.500% due 05/15/2020 valued at $29,675. Repurchase proceeds are $28,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011		645	645
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $661. Repurchase proceeds are $645.)

			29,545

JAPAN TREASURY BILLS 5.0%
0.121% due 01/12/2011 - 01/20/2011 (c)	JPY	2,120,000	26,111

U.S. TREASURY BILLS 0.6%
0.168% due 01/13/2011 - 06/16/2011 (c)(f)(g)(i)		$3,016	3,014

Total Short-Term Instruments (Cost $57,805)			58,670

PURCHASED OPTIONS (k) 0.0%
(Cost $22)			0

Total Investments 112.2% (Cost $568,343)			$583,327

Written Options (l) (0.1%) (Premiums $479)			(598)

Other Assets and Liabilities (Net) (12.1%)			(62,902)

Net Assets 100.0%			$519,827

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $2,744 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $600 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $14,387 at a weighted average interest rate of 0.223%. On December 31, 2010, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,372 and cash of $212 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2011	50	$18
Euro-Bobl March Futures	Long	03/2011	93	(36)
Euro-BTP Italy Government Bond March Futures	Long	03/2011	4	(16)
Euro-Bund 10-Year Bond March Futures	Long	03/2011	371	(420)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2012	107	43

				$(411)

(j) Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	1.194%	$	1,000	$(19)	$0	$(19)
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	9.038%		100	28	0	28
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.321%		100	(1)	0	(1)
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	1.310%		200	(2)	0	(2)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.310%		500	(6)	0	(6)
Bank of America Corp.	JPM	(1.000%	)	09/20/2013	1.735%		600	12	47	(35)
Barclays Bank PLC	BNP	(2.250%	)	06/20/2014	2.241%		1,100	(1)	0	(1)
Barclays Bank PLC	BNP	(2.300%	)	06/20/2014	2.241%		600	(2)	0	(2)
Barclays Bank PLC	DUB	(2.230%	)	06/20/2019	2.543%		700	15	0	15
Barclays Bank PLC	DUB	(2.300%	)	06/20/2019	2.543%		300	5	0	5
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	0.856%		1,500	(8)	7	(15)
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	1.206%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.932%		5,900	(16)	266	(282)
Centex Corp.	BOA	(1.000%	)	06/20/2015	2.239%		1,000	50	36	14
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.977%		1,200	38	16	22
Centex Corp.	JPM	(1.000%	)	06/20/2015	2.239%		3,800	192	41	151
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	1.654%		4,700	176	(3)	179
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	1.293%		100	(9)	3	(12)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.535%		2,000	76	0	76
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	1.296%	EUR	6,600	(811)	247	(1,058)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.507%	$	1,000	37	64	(27)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	2.050%		1,000	63	0	63
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	1.027%		200	1	0	1
CSX Corp.	MLP	(0.230%	)	03/20/2012	0.128%		200	0	0	0
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.698%		2,000	(17)	46	(63)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	0.789%		200	(3)	0	(3)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.429%		4,500	311	472	(161)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.458%		800	(36)	0	(36)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.635%		1,000	0	0	0
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	0.883%		100	(2)	0	(2)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.989%		1,500	(43)	0	(43)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.338%		200	3	0	3
International Lease Finance Corp.	BCLY	(5.000%	)	09/20/2012	1.660%		9,500	(558)	772	(1,330)
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	1.338%		200	3	0	3
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	8.350%		200	16	0	16
JPMorgan Chase & Co.	CSFB	(0.760%	)	12/20/2017	0.893%		1,000	8	0	8
JPMorgan Chase & Co.	GSC	(1.000%	)	03/20/2018	1.086%		1,500	8	24	(16)
KB Home	DUB	(5.000%	)	03/20/2015	3.565%		1,200	(68)	(93)	25
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	2.303%		2,000	61	0	61
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	1.772%		1,000	(65)	0	(65)
Macy's Retail Holdings, Inc.	JPM	(1.000%	)	12/20/2016	1.546%		1,800	53	176	(123)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	1.151%		1,000	20	0	20

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

(j) Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	1.151%	$	1,000	$17	$0	$17
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.520%		200	17	0	17
MDC Holdings, Inc.	DUB	(1.000%	)	12/20/2012	0.972%		10,800	(10)	71	(81)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.952%		1,000	19	0	19
Morgan Stanley	DUB	(1.850%	)	09/20/2018	1.775%		500	(3)	0	(3)
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.748%		200	15	0	15
Motorola Solutions, Inc.	BCLY	(1.000%	)	12/20/2011	0.346%		1,400	(10)	51	(61)
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.533%		11,090	(107)	411	(518)
Nabors Industries, Inc.	GSC	(1.000%	)	03/20/2018	1.398%		7,800	194	90	104
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	1.433%		1,800	43	0	43
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	0.916%		500	(23)	0	(23)
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.267%		1,000	(7)	0	(7)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.169%		1,000	(70)	0	(70)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.853%		1,000	(5)	0	(5)
Sprint Capital Corp.	CITI	(5.000%	)	03/20/2012	1.102%		3,100	(154)	(142)	(12)
Sprint Nextel Corp.	CSFB	(1.000%	)	03/20/2012	1.102%		8,400	7	459	(452)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.965%		200	28	0	28
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	0.257%		200	(2)	0	(2)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	1.257%		4,000	30	136	(106)
UBS AG	BCLY	(2.250%	)	03/20/2014	0.735%	EUR	800	(52)	0	(52)
UBS AG	BNP	(2.980%	)	03/20/2019	1.086%	$	100	(14)	0	(14)
UBS AG	BOA	(2.280%	)	06/20/2018	1.068%		1,300	(105)	0	(105)
UBS AG	DUB	(1.000%	)	12/20/2017	1.056%		8,000	25	40	(15)
UST LLC	GSC	(0.720%	)	03/20/2018	0.301%		1,000	(28)	0	(28)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.148%		100	(2)	0	(2)
WPP Group PLC	BCLY	(3.750%	)	06/20/2017	1.124%	GBP	1,000	(240)	0	(240)
XL Group PLC	BCLY	(0.310%	)	03/20/2012	0.599%	$	100	0	0	0

								$(964)	$3,237	$(4,201)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	03/20/2015	0.447%	$	1,400	$32	$23	$10
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.815%	EUR	100	1	(15)	16
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.818%	$	500	91	8	83
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%		1,100	200	9	190
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.858%		200	38	3	35
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.818%		300	55	2	53
China Government International Bond	BCLY	0.850%	12/20/2014	0.557%		1,600	19	0	19
China Government International Bond	JPM	0.820%	12/20/2014	0.557%		300	3	0	3
China Government International Bond	RBS	0.810%	12/20/2014	0.557%		2,400	24	0	24
China Government International Bond	RBS	0.815%	12/20/2014	0.557%		1,000	10	0	10
Export-Import Bank of Korea	HSBC	1.000%	09/20/2011	0.634%		1,900	6	3	3
HSBC Finance Corp.	GSC	5.000%	06/20/2012	0.340%		1,000	71	12	59
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		5,100	(11)	(51)	40
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%		7,500	(18)	(83)	65
SLM Corp.	CITI	5.000%	06/20/2011	0.685%		1,200	27	(228)	255

							$548	$ (317)	$865

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%)	06/20/2017	$	11,422	$389	$34	$355
CDX.IG-8 10-Year Index	MLP	(0.600%)	06/20/2017		871	30	21	8
CDX.IG-9 10-Year Index	BCLY	(0.800%)	12/20/2017		3,098	79	13	66
CDX.IG-9 10-Year Index	DUB	(0.800%)	12/20/2017		1,839	47	69	(22)
CDX.IG-10 10-Year Index	GSC	(1.500%)	06/20/2018		2,420	(50)	(82)	31
CDX.IG-10 10-Year Index	MSC	(1.500%)	06/20/2018		484	(10)	(7)	(3)
CDX.IG-12 5-Year Index	DUB	(1.000%)	06/20/2014		6,250	(78)	135	(213)
CDX.IG-12 10-Year Index	GSC	(1.000%)	06/20/2019		6,448	(6)	298	(304)
CDX.IG-13 5-Year Index	DUB	(1.000%)	12/20/2014		11,500	(142)	(23)	(119)
CDX.IG-14 5-Year Index	BOA	(1.000%)	06/20/2015		1,000	(10)	(4)	(5)
CDX.IG-14 5-Year Index	CSFB	(1.000%)	06/20/2015		400	(4)	(2)	(2)
CDX.IG-14 5-Year Index	MSC	(1.000%)	06/20/2015		1,000	(10)	(4)	(5)

						$235	$448	$(213)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA.06-1 Index	CSFB	0.320%	07/25/2045	$	475	$(231)	$(142)	$(89)
ABX.HE.AAA.06-2 Index	DUB	0.110%	05/25/2046		485	(195)	(148)	(47)

						$(426)	$(290)	$(136)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$27	$1	$26
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	19	0	19
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	63,000	507	256	251
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		5,900	27	30	(3)
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	CITI	AUD	2,000	(11)	(5)	(6)
Pay	6-Month JPY-LIBOR	0.450%	12/21/2012	RBS	JPY	8,400,000	41	(2)	43
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB		5,120,000	1,541	932	609
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		1,420,000	428	248	180

							$2,579	$1,460	$1,119

(k)	Purchased options outstanding on December 31, 2010:

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 4.000% due 01/01/2026	$95.000	01/06/2011	$69,000	$8	$0
Put - OTC Fannie Mae 4.500% due 01/01/2026	96.000	01/12/2011	90,000	11	0
Put - OTC Fannie Mae 4.500% due 01/01/2041	91.500	01/06/2011	30,000	3	0

				$22	$0

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$123.000	01/21/2011	91	$29	$13
Put - CBOT U.S. Treasury 10-Year Note February Futures	118.000	01/21/2011	91	54	24

				$83	$37

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	39,100	$209	$530
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	12
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	01/24/2011	$	3,500	21	19
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		3,500	35	0

								$396	$561

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 12/31/2009	194	$94,100	EUR 17,100	$1,342
Sales	1,471	347,500	28,000	2,268
Closing Buys	(1,476)	(296,500)	(28,000)	(2,655)
Expirations	0	(10,800)	0	(166)
Exercised	(7)	(88,200)	0	(310)

Balance at 12/31/2010	182	$46,100	EUR 17,100	$479

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Ginnie Mae	5.000%	01/01/2041	$27,000	$28,772	$28,708
Ginnie Mae	5.500%	01/01/2041	38,000	41,349	41,070

				$70,121	$69,778

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	210	01/2011	CITI	$11	$0	$11
Buy	BRL	790	02/2011	JPM	18	0	18
Sell		4,509	02/2011	RBC	0	(83)	(83)
Buy		3,720	02/2011	UBS	38	0	38
Buy		3,156	03/2011	CITI	26	0	26
Buy		170	03/2011	HSBC	1	0	1
Sell		3,720	04/2011	UBS	0	(38)	(38)
Buy	CAD	7,834	02/2011	DUB	94	0	94
Buy	CNY	44,970	06/2011	BCLY	94	0	94
Sell		22,836	06/2011	DUB	0	(101)	(101)
Buy		30,618	09/2011	MSC	121	0	121
Sell		30,590	09/2011	RBS	0	(117)	(117)
Buy		9,648	01/2015	DUB	0	(13)	(13)
Buy		29,440	09/2015	RBS	297	0	297
Buy	DKK	830	02/2011	CITI	0	(3)	(3)
Sell		525	02/2011	CITI	0	(1)	(1)
Buy		59,093	02/2011	RBC	0	(404)	(404)
Sell		42,335	02/2011	RBC	290	0	290
Sell	EUR	291	01/2011	BNP	0	(5)	(5)
Sell		274	01/2011	BOA	4	0	4
Buy		295	01/2011	CITI	0	(7)	(7)
Sell		47,824	01/2011	CITI	1,364	(159)	1,205
Sell		399	01/2011	CSFB	0	(6)	(6)
Buy		198	01/2011	JPM	7	0	7
Sell		287	01/2011	JPM	3	0	3
Sell		13,992	01/2011	MSC	364	(158)	206
Buy		700	01/2011	RBC	19	0	19
Sell		628	01/2011	RBC	0	0	0
Buy		44,823	01/2011	RBS	1,224	(81)	1,143
Sell		20,194	01/2011	RBS	0	(165)	(165)
Buy		23,426	02/2011	CITI	159	0	159
Buy		19,480	02/2011	RBS	155	0	155
Buy	GBP	6,545	03/2011	BCLY	0	(8)	(8)
Buy		6,545	03/2011	DUB	0	(10)	(10)
Sell		1,048	03/2011	RBC	0	(15)	(15)
Buy		4,364	03/2011	RBS	0	(22)	(22)
Buy	IDR	10,923,600	01/2011	BCLY	12	0	12
Buy		5,777,100	01/2011	HSBC	11	0	11
Buy		5,868,800	01/2011	MSC	11	0	11
Sell		22,569,500	01/2011	RBS	0	(19)	(19)
Buy		893,187	07/2011	JPM	0	0	0
Buy		22,569,500	10/2011	RBS	25	0	25
Buy	INR	139	03/2011	BCLY	0	0	0
Buy		42,500	03/2011	CITI	3	0	3
Buy		163	03/2011	HSBC	0	0	0
Buy		169	03/2011	JPM	0	0	0
Sell		663	03/2011	JPM	0	0	0
Buy		76,091	03/2011	RBS	0	(1)	(1)
Buy		192	03/2011	UBS	0	0	0
Buy	JPY	69,275	01/2011	BCLY	21	0	21
Sell		214,962	01/2011	BNP	0	(83)	(83)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		1,821,070	01/2011	CITI	$753	$0	$753
Sell		12,000	01/2011	CITI	0	(4)	(4)
Sell		1,920,000	01/2011	DUB	0	(743)	(743)
Buy		1,975,449	01/2011	GSC	864	0	864
Buy		3,160,824	01/2011	JPM	1,298	0	1,298
Sell		200,000	01/2011	JPM	0	(69)	(69)
Buy		762,673	01/2011	RBC	337	0	337
Buy		4,782,824	01/2011	RBS	1,985	0	1,985
Buy	MYR	2,910	02/2011	BCLY	13	0	13
Buy		1,337	02/2011	CITI	8	0	8
Buy		1,790	02/2011	DUB	8	0	8
Buy		837	02/2011	JPM	4	0	4
Buy		950	02/2011	RBS	4	0	4
Buy	NOK	26,298	02/2011	CITI	57	0	57
Buy	SEK	3,480	02/2011	CITI	14	0	14
Buy		12,941	02/2011	RBC	0	(3)	(3)
Buy	SGD	1,910	03/2011	BOA	68	0	68
Buy		469	03/2011	DUB	15	0	15
Buy		400	03/2011	JPM	15	0	15
Buy		480	03/2011	RBS	18	0	18
Buy		3,492	06/2011	DUB	42	0	42
Buy	TWD	354	01/2011	DUB	0	0	0
Sell		116	01/2011	DUB	0	0	0
Sell		70	01/2011	JPM	0	0	0
Sell		109	01/2011	MSC	0	0	0
Sell		59	01/2011	UBS	0	0	0
Sell		421	04/2011	DUB	0	(1)	(1)
Buy	ZAR	97	01/2011	HSBC	1	0	1

					$9,876	$(2,319)	$7,557

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,276	$0	$2,276
Mortgage-Backed Securities	0	5,138	0	5,138
Brazil
Corporate Bonds & Notes	0	4,619	0	4,619
Sovereign Issues	0	1,128	0	1,128
Canada
Asset-Backed Securities	0	1,635	0	1,635
Corporate Bonds & Notes	0	1,090	0	1,090
Cayman Islands
Asset-Backed Securities	0	0	1,664	1,664
France
Corporate Bonds & Notes	0	3,216	0	3,216
Germany
Asset-Backed Securities	0	291	0	291
Corporate Bonds & Notes	0	3,183	0	3,183
Sovereign Issues	0	43,046	0	43,046
Ireland
Asset-Backed Securities	0	49	0	49
Corporate Bonds & Notes	0	2,388	0	2,388
Mortgage-Backed Securities	0	864	0	864
Italy
Asset-Backed Securities	0	548	0	548
Mortgage-Backed Securities	0	92	0	92
Sovereign Issues	0	15,149	0	15,149
Jersey, Channel Islands
Asset-Backed Securities	0	4,039	0	4,039
Corporate Bonds & Notes	0	1,673	0	1,673
Mexico
Corporate Bonds & Notes	0	3,188	0	3,188
Netherlands
Corporate Bonds & Notes	0	12,365	0	12,365
New Zealand
Corporate Bonds & Notes	0	1,652	0	1,652

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Norway
Corporate Bonds & Notes	$0	$946	$0	$946
Sovereign Issues	0	5,826	0	5,826
Qatar
Corporate Bonds & Notes	0	2,103	0	2,103
Sovereign Issues	0	3,328	0	3,328
Russia
Corporate Bonds & Notes	0	1,665	0	1,665
South Korea
Sovereign Issues	0	4,039	0	4,039
Spain
Corporate Bonds & Notes	0	3,461	0	3,461
Mortgage-Backed Securities	0	132	0	132
Switzerland
Corporate Bonds & Notes	0	11,430	0	11,430
United Arab Emirates
Sovereign Issues	0	2,212	0	2,212
United Kingdom
Corporate Bonds & Notes	0	11,673	1,062	12,735
Sovereign Issues	0	18,487	0	18,487
United States
Asset-Backed Securities	0	11,146	0	11,146
Bank Loan Obligations	0	6,896	0	6,896
Corporate Bonds & Notes	0	163,862	2,955	166,817
Mortgage-Backed Securities	0	62,580	2,140	64,720
Municipal Bonds & Notes	0	13,320	0	13,320
Preferred Securities	66	0	443	509
U.S. Government Agencies	0	77,513	0	77,513
U.S. Treasury Obligations	0	8,079	0	8,079
Short-Term Instruments
Repurchase Agreements	0	29,545	0	29,545
Japan Treasury Bills	0	26,111	0	26,111
U.S. Treasury Bills	0	3,014	0	3,014
Purchased Options
Interest Rate Contracts	0	0	0	0
	$66	$574,997	$8,264	$583,327

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010

Short Sales, at value	$0	$(69,778)	$0	$(69,778)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,258	0	2,258
Foreign Exchange Contracts	0	9,876	0	9,876
Interest Rate Contracts	61	1,128	0	1,189
	$61	$13,262	$0	$13,323

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(5,943)	$0	$(5,943)
Foreign Exchange Contracts	0	(2,319)	0	(2,319)
Interest Rate Contracts	(472)	(607)	0	(1,079)
	$(472)	$(8,869)	$0	$(9,341)

Totals	$(345)	$509,612	$8,264	$517,531

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$0	$1,677	$0	$2	$0	$(15)	$0	$0	$1,664	$(15)
United Kingdom
Corporate Bonds & Notes	2,954	0	0	0	0	403	0	(2,295)	1,062	170
United States
Corporate Bonds & Notes	0	1,367	(26)	(8)	(2)	97	1,527	0	2,955	97
Mortgage-Backed Securities	0	2,187	(7)	2	0	(43)	0	0	2,140	(43)
Preferred Securities	515	0	0	0	0	(72)	0	0	443	(72)
U.S. Government Agencies	1,520	0	0	4	0	74	0	(1,598)	0	0

	$4,989	$5,231	$(33)	$0	$(2)	$444	$1,527	$(3,893)	$8,264	$137

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(4)	$0	$0	$0	$4	$0	$0	$0	$0	$0

Totals	$4,985	$5,231	$(33)	$0	$2	$444	$1,527	$(3,893)	$8,264	$137

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable(2)	$344	$0	$0	$0	$0	$344
Unrealized appreciation on foreign currency contracts	0	9,876	0	0	0	9,876
Unrealized appreciation on swap agreements	1,128	0	2,258	0	0	3,386

	$1,472	$9,876	$2,258	$0	$0	$13,606

Liabilities:
Written options outstanding	$598	$0	$0	$0	$0	$598
Unrealized depreciation on foreign currency contracts	0	2,319	0	0	0	2,319
Unrealized depreciation on swap agreements	9	0	5,943	0	0	5,952

	$607	$2,319	$5,943	$0	$0	$8,869

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(9)	$0	$0	$0	$0	$(9)
Net realized gain (loss) on futures contracts, written options and swaps	12,486	163	(2,092)	0	0	10,557
Net realized (loss) on foreign currency transactions	0	(3,548)	0	0	0	(3,548)

	$12,477	$(3,385)	$(2,092)	$0	$0	$7,000

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(22)	$0	$0	$0	$0	$(22)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	845	(156)	(520)	0	0	169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	11,174	0	0	0	11,174

	$823	$11,018	$(520)	$0	$0	$11,321

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(411) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

20	PIMCO Variable Insurance Trust

December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a

22	PIMCO Variable Insurance Trust

December 31, 2010

monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into asset, credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or

24	PIMCO Variable Insurance Trust

December 31, 2010

entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

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Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

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December 31, 2010

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 71,232	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 6,507	$221,315	$(227,828)	$6	$0	$0	$16

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

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Notes to Financial Statements (Cont.)

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,879,904	$3,814,989	$1,277,615	$1,348,973

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	194	$2,600	191	$2,431
Administrative Class	15,747	207,813	22,282	285,875
Advisor Class	1,567	20,787	887	11,454
Issued as reinvestment of distributions
Institutional Class	17	228	25	320
Administrative Class	1,863	24,691	4,311	56,364
Advisor Class	110	1,469	112	1,470
Cost of shares redeemed
Institutional Class	(76)	(1,012)	(92)	(1,131)
Administrative Class	(23,920)	(311,258)	(8,650)	(110,047)
Advisor Class	(286)	(3,927)	(105)	(1,359)
Net increase (decrease) resulting from Portfolio share transactions	(4,784)	$(58,609)	18,961	$245,377

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	2	95
Administrative Class	4	87	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 25,307	$561	$10,429		$(6,814)	$—	$ (3,662)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$571,714	$22,374		$(10,761)	$11,613

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$24,388	$2,000	$—
12/31/2009	$55,097	$3,057	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust

Annual Report	December 31, 2010	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

34	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

36	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA25_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	59.8%
Short-Term Instruments	10.1%
Germany	8.0%
United Kingdom	5.3%
Italy	2.7%
Other	14.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (01/31/06)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	11.81%	8.33%
JPMorgan GBI Global FX NY Index Unhedged in USD±	5.73%	7.09%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,089.98	$1,021.37
Expenses Paid During Period†	$4.00	$3.87

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates), partially obtained via futures contracts, contributed to performance as ten-year government yields declined in these countries during the reporting period.

»	An overweight to Australian duration during the period from May 2010 to September 2010 benefited performance as Australian yields declined during this period.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Australian dollar, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position to non-Agency mortgage-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to U.K. duration detracted from performance as ten-year government rates sold-off during the last quarter of the reporting period.

»	A yield curve steepening bias in Japan detracted from performance as long rates fell between January 2010 and July 2010.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$12.72	$12.25	$12.78	$12.06	$12.00
Net investment income (a)	0.47	0.49	0.51	0.43	0.41
Net realized/unrealized gain (loss) on investments	1.01	1.59	(0.59)	0.74	0.04
Total income (loss) from investment operations	1.48	2.08	(0.08)	1.17	0.45
Dividends from net investment income	(0.38)	(0.42)	(0.45)	(0.42)	(0.39)
Distributions from net realized capital gains	(0.33)	(1.19)	0.00	(0.03)	0.00
Total distributions	(0.71)	(1.61)	(0.45)	(0.45)	(0.39)
Net asset value end of year or period	$13.49	$12.72	$12.25	$12.78	$12.06
Total return	11.81%	17.01%	(0.69)%	9.89%	3.77%
Net assets end of year or period (000s)	$5,156	$3,143	$1,507	$229	$48
Ratio of expenses to average net assets	0.76%	0.75%	0.86%	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	3.55%	3.83%	4.10%	3.51%	3.70%*
Portfolio turnover rate	849%**	624%	661%	560%	224%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$553,782
Repurchase agreements, at value	29,545
Cash	1,572
Deposits with counterparty	212
Foreign currency, at value	2,675
Receivable for investments sold	161,360
Receivable for investments sold on a delayed-delivery basis	37,811
Receivable for Portfolio shares sold	6,801
Interest and dividends receivable	5,425
Variation margin receivable	344
Swap premiums paid	5,582
Unrealized appreciation on foreign currency contracts	9,876
Unrealized appreciation on swap agreements	3,386
818,371

Liabilities:
Payable for investments purchased	$154,765
Payable for investments purchased on a delayed-delivery basis	54,631
Payable for Portfolio shares redeemed	293
Payable for short sales	69,778
Written options outstanding	598
Deposits from counterparty	8,751
Accrued related party fees	405
Swap premiums received	1,044
Unrealized depreciation on foreign currency contracts	2,319
Unrealized depreciation on swap agreements	5,952
Other liabilities	8
298,544

Net Assets	$519,827

Net Assets Consist of:
Paid in capital	$494,006
(Overdistributed) net investment income	(1,489)
Accumulated undistributed net realized gain	6,933
Net unrealized appreciation	20,377
$519,827

Net Assets:
Institutional Class	$5,156
Administrative Class	479,848
Advisor Class	34,823

Shares Issued and Outstanding:
Institutional Class	382
Administrative Class	35,580
Advisor Class	2,582

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.49
Administrative Class	13.49
Advisor Class	13.49

Cost of Investments Owned	$538,798
Cost of Repurchase Agreements Owned	$29,545
Cost of Foreign Currency Held	$2,610
Proceeds Received on Short Sales	$70,121
Premiums Received on Written Options	$479

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$22,680
Dividends	6
Dividends from Affiliate investments	16
Total Income	22,702

Expenses:
Investment advisory fees	1,322
Supervisory and administrative fees	2,643
Servicing fees – Administrative Class	749
Distribution and/or servicing fees – Advisor Class	63
Trustees' fees	8
Interest expense	32
Total Expenses	4,817

Net Investment Income	17,885

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	17,762
Net realized gain on Affiliate investments	6
Net realized gain on futures contracts, written options and swaps	10,557
Net realized (loss) on foreign currency transactions	(9,159)
Net change in unrealized appreciation on investments	4,778
Net change in unrealized appreciation on futures contracts, written options and swaps	169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	11,804
Net Gain	35,917

Net Increase in Net Assets Resulting from Operations	$53,802

*Foreign tax withholdings	$17

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$17,885	$14,703
Net realized gain	19,160	33,202
Net realized gain on Affiliate investments	6	21
Net change in unrealized appreciation	16,751	17,356
Net increase resulting from operations	53,802	65,282

Distributions to Shareholders:
From net investment income
Institutional Class	(113)	(69)
Administrative Class	(13,606)	(12,213)
Advisor Class	(669)	(251)
From net realized capital gains
Institutional Class	(114)	(251)
Administrative Class	(11,086)	(44,151)
Advisor Class	(800)	(1,219)

Total Distributions	(26,388)	(58,154)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(58,609)	245,377

Total Increase (Decrease) in Net Assets	(31,195)	252,505

Net Assets:
Beginning of year	551,022	298,517
End of year*	$519,827	$551,022

*Including (overdistributed) net investment income of:	$(1,489)	$(4,753)

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 0.4%

Commonwealth Bank of Australia
4.500% due 02/20/2014	AUD	1,700	$1,683

National Australia Bank Ltd.
0.533% due 06/29/2016		$600	593

			2,276

MORTGAGE-BACKED SECURITIES 1.0%

Medallion Trust
0.418% due 05/25/2035		384	376

Puma Finance Ltd.
0.354% due 02/21/2038		340	326
4.970% due 08/22/2037	AUD	404	395
5.350% due 07/12/2036		121	121

Superannuation Members Home Loans Global Fund
0.606% due 11/09/2035		$2,435	2,372

Swan Trust
0.366% due 05/12/2037		392	383
5.200% due 05/12/2037	AUD	539	538

Torrens Trust
5.230% due 10/19/2038		628	627

			5,138

Total Australia (Cost $6,734)			7,414

BRAZIL 1.1%

CORPORATE BONDS & NOTES 0.9%

Banco Santander Brasil S.A.
4.500% due 04/06/2015		$1,500	1,537

BM&FBovespa S.A.
5.500% due 07/16/2020		300	307

CSN Islands XI Corp.
6.875% due 09/21/2019		400	434

CSN Resources S.A.
6.500% due 07/21/2020		2,000	2,120

GTL Trade Finance, Inc.
7.250% due 10/20/2017		200	221

			4,619

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
4.875% due 01/22/2021		1,100	1,128

Total Brazil (Cost $5,734)			5,747

CANADA 0.5%

ASSET-BACKED SECURITIES 0.3%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	1,600	1,635

CORPORATE BONDS & NOTES 0.2%

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,090

Total Canada (Cost $2,450)			2,725

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

Landmark CDO Ltd.
0.596% due 06/01/2017		$1,774	1,664

Total Cayman Islands (Cost $1,679)			1,664

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.6%

CORPORATE BONDS & NOTES 0.6%

Lafarge S.A.
6.500% due 07/15/2016		$2,000	$2,133

Vivendi S.A.
5.750% due 04/04/2013		900	971
6.625% due 04/04/2018		100	112

Total France (Cost $2,968)			3,216

GERMANY 9.0%

ASSET-BACKED SECURITIES 0.1%

Driver One GmbH
0.911% due 10/21/2015	EUR	219	291

CORPORATE BONDS & NOTES 0.6%

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		2,200	3,183

SOVEREIGN ISSUES 8.3%

Republic of Germany
3.250% due 07/04/2015		22,200	31,532
4.000% due 01/04/2018		4,000	5,848
4.250% due 07/04/2018		2,100	3,107
5.500% due 01/04/2031		1,500	2,559

			43,046

Total Germany (Cost $46,093)			46,520

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.0%

SC Germany Auto
0.892% due 08/11/2015	EUR	37	49

CORPORATE BONDS & NOTES 0.4%

Depfa ACS Bank
3.250% due 02/15/2012		1,800	2,388

MORTGAGE-BACKED SECURITIES 0.2%

Immeo Residential Finance PLC
1.186% due 12/15/2016		713	864

Total Ireland (Cost $3,612)			3,301

ITALY 3.0%

ASSET-BACKED SECURITIES 0.1%

Locat Securitisation Vehicle SRL
1.189% due 12/12/2028	EUR	371	474

Split SRL
1.165% due 10/25/2018		57	74

			548

MORTGAGE-BACKED SECURITIES 0.0%

Siena Mortgages SpA
1.256% due 12/16/2038		69	92

SOVEREIGN ISSUES 2.9%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014		11,300	15,149

Total Italy (Cost $17,617)			15,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 1.1%

ASSET-BACKED SECURITIES 0.8%

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	3,034	$4,039

CORPORATE BONDS & NOTES 0.3%

WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,673

Total Jersey, Channel Islands (Cost $5,251)			5,712

MEXICO 0.6%

CORPORATE BONDS & NOTES 0.6%

America Movil SAB de C.V.
3.625% due 03/30/2015		$2,000	2,066

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100	1,122

Total Mexico (Cost $3,094)			3,188

NETHERLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	1,000	1,269

Fortis Bank Nederland NV
3.375% due 05/19/2014		7,600	10,596

Waha Aerospace BV
3.925% due 07/28/2020		$500	500

Total Netherlands (Cost $12,059)			12,365

NEW ZEALAND 0.3%

CORPORATE BONDS & NOTES 0.3%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	1,652

Total New Zealand (Cost $1,500)			1,652

NORWAY 1.3%

CORPORATE BONDS & NOTES 0.2%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	946

SOVEREIGN ISSUES 1.1%

Norway Government Bond
6.500% due 05/15/2013	NOK	31,157	5,826

Total Norway (Cost $6,401)			6,772

QATAR 1.1%

CORPORATE BONDS & NOTES 0.4%

Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100	2,103

SOVEREIGN ISSUES 0.7%

Qatar Government International Bond
4.000% due 01/20/2015		3,200	3,328

Total Qatar (Cost $5,514)			5,431

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	349

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Via White Nights Finance BV
10.500% due 03/25/2014		$1,100	$1,316

Total Russia (Cost $1,458)			1,665

SOUTH KOREA 0.8%

SOVEREIGN ISSUES 0.8%

Export-Import Bank of Korea
4.125% due 09/09/2015		$500	509
5.750% due 05/22/2013	EUR	500	709
5.875% due 01/14/2015		$2,600	2,821

Total South Korea (Cost $4,048)			4,039

SPAIN 0.7%

CORPORATE BONDS & NOTES 0.7%

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		$3,500	$3,461

MORTGAGE-BACKED SECURITIES 0.0%

Bancaja Fondo de Titulizacion de Activos
1.135% due 10/25/2037	EUR	122	132

Total Spain (Cost $3,670)			3,593

SWITZERLAND 2.2%

CORPORATE BONDS & NOTES 2.2%

UBS AG
5.750% due 04/25/2018		$1,900	2,068
5.875% due 12/20/2017		8,500	9,362

Total Switzerland (Cost $10,634)			11,430

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi
6.750% due 04/08/2019		$1,900	2,212

Total United Arab Emirates (Cost $2,095)			2,212

UNITED KINGDOM 6.0%

CORPORATE BONDS & NOTES 2.4%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	1,200	1,698

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,130
10.179% due 06/12/2021		2,120	2,645

BP Capital Markets PLC
0.442% due 04/11/2011		400	400
4.250% due 01/10/2011	EUR	100	134

HBOS PLC
6.750% due 05/21/2018		$800	750

LBG Capital No.1 PLC
8.500% due 12/29/2049		1,200	1,061

Lloyds TSB Bank PLC
4.375% due 01/12/2015		900	901
12.000% due 12/29/2049		2,100	2,295

Royal Bank of Scotland Group PLC
4.375% due 03/27/2012	AUD	1,400	1,414

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	204

XL Capital Finance Europe PLC
6.500% due 01/15/2012		100	103

			12,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.6%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	11,000	$17,634
4.750% due 12/07/2038		500	853

			18,487

Total United Kingdom (Cost $30,559)			31,222

UNITED STATES 67.2%

ASSET-BACKED SECURITIES 2.1%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$91	91

Accredited Mortgage Loan Trust
0.311% due 02/25/2037		12	12

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		1	1
0.961% due 10/25/2031		2	2

Asset-Backed Funding Certificates
0.321% due 01/25/2037		31	31

Capital Auto Receivables Asset Trust
1.710% due 10/15/2012		399	401

Carrington Mortgage Loan Trust
0.311% due 12/25/2036		238	216

Conseco Finance Securitizations Corp.
6.990% due 07/01/2031		2,466	2,513

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		40	39
0.311% due 08/25/2037		146	141

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		1	1

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		78	69

Denver Arena Trust
6.940% due 11/15/2019		100	94

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		168	168

GSAMP Trust
0.361% due 01/25/2047		13	13

Home Equity Mortgage Trust
5.500% due 01/25/2037		199	36

Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		43	43

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		85	83

Morgan Stanley ABS Capital I
1.061% due 07/25/2037		3,190	2,931

Nelnet Student Loan Trust
0.313% due 12/27/2016		376	376
0.818% due 04/27/2015		4	4

SACO I, Inc.
0.321% due 05/25/2036		17	16
0.461% due 04/25/2035		9	4

Securitized Asset-Backed Receivables LLC Trust
0.311% due 12/25/2036		59	57

SLC Student Loan Trust
0.752% due 06/15/2017		758	758

SLM Student Loan Trust
0.288% due 10/25/2016		58	58
0.368% due 04/26/2021		1,093	1,089
0.502% due 12/17/2018		116	116
0.788% due 10/25/2017		1,600	1,602

Structured Asset Securities Corp.
0.661% due 05/25/2034		10	8
1.753% due 04/25/2035		33	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		$1	$1

Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036		165	112

Wells Fargo Home Equity Trust
0.491% due 10/25/2035		16	16
0.511% due 12/25/2035		19	19

			11,146

BANK LOAN OBLIGATIONS 1.3%

American General Finance Corp.
7.250% due 04/21/2015		1,500	1,523

CIT Group, Inc.
6.250% due 08/11/2015		1,000	1,022

HCA, Inc.
1.553% due 11/17/2012		1,000	987
2.553% due 11/17/2013		2,000	1,983

Vodafone Group PLC
6.875% due 08/11/2015		1,400	1,381

			6,896

CORPORATE BONDS & NOTES 32.1%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	900	$1,221

Altria Group, Inc.
9.250% due 08/06/2019		$1,000	1,307

American Express Credit Corp.
5.875% due 05/02/2013		200	218

American General Finance Corp.
6.900% due 12/15/2017		100	81

American International Group, Inc.
0.404% due 03/20/2012		400	391
5.750% due 03/15/2067	GBP	800	992
8.000% due 05/22/2068	EUR	1,700	2,204
8.175% due 05/15/2068		$1,600	1,716
8.250% due 08/15/2018		100	116

AutoZone, Inc.
5.875% due 10/15/2012		100	108

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,142
7.250% due 02/01/2018		1,300	1,543

Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,593
6.400% due 06/15/2016		200	214

Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,719

CenturyLink, Inc.
6.000% due 04/01/2017		4,700	4,828

CIT Group, Inc.
7.000% due 05/01/2013		833	852
7.000% due 05/01/2014		599	607
7.000% due 05/01/2015		200	201
7.000% due 05/01/2016		333	335
7.000% due 05/01/2017		466	468

Citigroup, Inc.
3.625% due 11/30/2017	EUR	9,600	11,780
4.587% due 12/15/2015		$300	313
4.750% due 05/31/2017	EUR	100	123
4.750% due 02/10/2019		200	244
6.125% due 05/15/2018		$1,600	1,755
8.125% due 07/15/2039		800	1,021
8.500% due 05/22/2019		2,700	3,357

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,071

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMS Energy Corp.
1.239% due 01/15/2013		$200	$197

CNA Financial Corp.
6.000% due 08/15/2011		200	205

Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		1,247	1,428

Countrywide Financial Corp.
5.800% due 06/07/2012		2,650	2,789

CSX Corp.
6.300% due 03/15/2012		200	212

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,093

DISH DBS Corp.
6.375% due 10/01/2011		100	103

DR Horton, Inc.
6.000% due 04/15/2011		200	203
6.500% due 04/15/2016		4,500	4,646

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	105

Erac USA Finance LLC
5.800% due 10/15/2012		800	858

Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300	322
8.000% due 06/01/2014		1,800	1,985
8.700% due 10/01/2014		2,400	2,705

GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,036

Goldman Sachs Group, Inc.
0.688% due 07/22/2015		500	480
0.789% due 01/12/2015		700	677
0.903% due 09/29/2014		800	783
1.347% due 02/04/2013	EUR	200	260
3.700% due 08/01/2015		$1,200	1,224
5.375% due 02/15/2013	EUR	200	281

Harris Corp.
5.950% due 12/01/2017		$1,500	1,675

International Lease Finance Corp.
5.350% due 03/01/2012		200	203
5.400% due 02/15/2012		200	203
5.550% due 09/05/2012		9,500	9,654
6.750% due 09/01/2016		1,300	1,394
7.125% due 09/01/2018		1,200	1,281

iStar Financial, Inc.
5.150% due 03/01/2012		200	191

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	203

KB Home
5.875% due 01/15/2015		$1,200	1,176

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		1,000	250
6.875% due 05/02/2018 (a)		800	202

Limited Brands, Inc.
6.900% due 07/15/2017		1,000	1,068

Macy's Retail Holdings, Inc.
5.900% due 12/01/2016		1,800	1,930

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	2,129

Masco Corp.
6.125% due 10/03/2016		200	205

MDC Holdings, Inc.
7.000% due 12/01/2012		10,450	11,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding I
0.552% due 03/15/2012		$900	$901
5.125% due 04/10/2013		1,300	1,400

Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,078

Morgan Stanley
0.769% due 10/15/2015		1,000	939
1.377% due 04/13/2016	EUR	700	841
6.625% due 04/01/2018		$1,600	1,738

Motorola Solutions, Inc.
5.375% due 11/15/2012		11,090	11,709
8.000% due 11/01/2011		1,300	1,369

Nabors Industries, Inc.
6.150% due 02/15/2018		9,600	10,261

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	540

NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011		600	602

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,103

Pricoa Global Funding I
0.433% due 06/26/2012		900	893

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	866

Puget Energy, Inc.
6.500% due 12/15/2020		3,200	3,153

Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,057

Sprint Capital Corp.
7.625% due 01/30/2011		4,200	4,216
8.375% due 03/15/2012		11,500	12,219

Sprint Nextel Corp.
6.000% due 12/01/2016		200	194

Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,156

UAL Pass-Through Trust
10.400% due 05/01/2018		1,322	1,527

UST LLC
5.750% due 03/01/2018		1,000	1,070

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,445

			166,817

MORTGAGE-BACKED SECURITIES 12.5%

Adjustable Rate Mortgage Trust
2.996% due 09/25/2035		$41	32

American Home Mortgage Assets
0.451% due 05/25/2046		535	317
0.471% due 10/25/2046		716	393

Banc of America Funding Corp.
2.799% due 02/20/2036		819	769
5.888% due 04/25/2037		776	622
5.941% due 10/20/2046		390	267

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		1,795	1,603

Banc of America Mortgage Securities, Inc.
2.934% due 05/25/2035		4,900	4,001

BCAP LLC Trust
0.431% due 01/25/2037		620	355

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035		258	248
2.430% due 08/25/2035		6,951	6,591
2.685% due 08/25/2033		39	38
2.730% due 03/25/2035		343	328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.921% due 10/25/2033	$36	$36
2.934% due 03/25/2035	106	101
3.048% due 05/25/2034	93	86
3.609% due 11/25/2034	23	23
4.530% due 05/25/2034	25	24
5.326% due 05/25/2047	832	631

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	239	183
2.956% due 11/25/2035	327	194
6.046% due 08/25/2036	441	292

Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019	1,132	1,114

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	7	7

Bear Stearns Structured Products, Inc.
5.339% due 12/26/2046	197	139

CC Mortgage Funding Corp.
0.441% due 07/25/2036	210	132

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	400	416

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	131	124
2.560% due 08/25/2035	132	119

Countrywide Alternative Loan Trust
0.441% due 02/20/2047	409	239
0.456% due 12/20/2046	819	431
0.471% due 03/20/2046	249	144
0.471% due 07/20/2046	723	339
0.541% due 02/25/2037	310	183
0.611% due 05/25/2037	174	95
1.828% due 11/25/2035	71	45
2.368% due 11/25/2035	71	45
5.250% due 06/25/2035	64	55
5.712% due 11/25/2035	703	443
5.859% due 08/25/2036	196	196
6.000% due 04/25/2037	169	119
6.250% due 08/25/2037	76	55
6.500% due 06/25/2036	383	251

Countrywide Home Loan Mortgage Pass- Through Trust
0.491% due 05/25/2035	163	112
0.551% due 04/25/2035	51	35
0.581% due 03/25/2035	185	109
0.591% due 02/25/2035	17	13
0.641% due 09/25/2034	20	12
2.984% due 08/25/2034	14	11
3.121% due 11/25/2034	52	42
4.186% due 11/19/2033	75	74
5.250% due 02/20/2036	739	494
5.750% due 12/25/2035	1,323	1,215
7.500% due 06/25/2035	2,460	1,947

Credit Suisse First Boston Mortgage Securities Corp.
2.705% due 08/25/2033	67	66
6.500% due 04/25/2033	2	3

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	248	150

Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036	727	440

First Horizon Asset Securities, Inc.
2.706% due 12/25/2033	26	26
6.250% due 08/25/2017	35	36

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	3	3

Greenpoint Mortgage Funding Trust
0.531% due 11/25/2045	18	12

GSR Mortgage Loan Trust
2.050% due 03/25/2033	29	29
2.574% due 06/25/2034	17	16
2.825% due 09/25/2035	698	669

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.451% due 01/19/2038	$1,842	$1,238
0.631% due 02/19/2034	5	4
1.178% due 12/19/2036	265	145
3.072% due 05/19/2033	60	60

Indymac Index Mortgage Loan Trust
5.047% due 09/25/2035	564	473

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	132	124

JPMorgan Mortgage Trust
2.190% due 11/25/2033	33	32
2.974% due 07/25/2035	407	395
3.112% due 07/25/2035	353	352
5.036% due 02/25/2035	60	60

MASTR Alternative Loans Trust
0.661% due 03/25/2036	78	31

MASTR Asset Securitization Trust
4.500% due 03/25/2018	5	5

Mellon Residential Funding Corp.
0.700% due 12/15/2030	23	22

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300	311

Merrill Lynch Floating Trust
0.802% due 07/09/2021	800	773

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	220	171
0.511% due 08/25/2036	52	42
2.349% due 02/25/2033	26	25

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	16,114	14,708

Nomura Asset Acceptance Corp.
2.730% due 10/25/2035	39	30

Residential Accredit Loans, Inc.
0.411% due 02/25/2047	273	143
0.441% due 06/25/2046	692	289
0.471% due 04/25/2046	292	128

RiverView HECM Trust
0.321% due 07/25/2047	2,254	2,137

Structured Adjustable Rate Mortgage Loan Trust
2.765% due 04/25/2034	80	71
2.770% due 02/25/2034	30	29
5.210% due 09/25/2034	108	100

Structured Asset Mortgage Investments, Inc.
0.451% due 07/25/2046	801	505
0.471% due 05/25/2046	184	104
0.481% due 05/25/2036	820	489
0.481% due 09/25/2047	600	251
0.511% due 07/19/2035	603	523
0.541% due 02/25/2036	984	598
0.611% due 03/19/2034	15	14
0.841% due 07/19/2034	8	7

Thornburg Mortgage Securities Trust
0.353% due 03/25/2037	1,752	1,711
0.371% due 11/25/2046	305	301

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	408	398

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	66	4
0.531% due 12/25/2045	104	90
0.551% due 10/25/2045	5,489	4,669
0.571% due 01/25/2045	17	14
0.581% due 01/25/2045	17	14
0.801% due 12/25/2027	65	58
1.028% due 02/25/2047	744	460
1.728% due 08/25/2042	12	11
2.700% due 06/25/2033	27	25
2.711% due 09/25/2033	2,312	2,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.785% due 03/25/2034	$99	$94
2.904% due 02/27/2034	11	12
3.154% due 07/25/2046	376	276
5.000% due 02/25/2037	794	628
5.489% due 11/25/2036	1,885	1,466

Washington Mutual Alternative Mortgage
Pass-Through Certificates
1.268% due 07/25/2046	133	63

Wells Fargo Mortgage-Backed Securities Trust
2.845% due 04/25/2036	52	50
3.425% due 03/25/2036	257	228
4.500% due 11/25/2018	120	121
4.750% due 10/25/2018	58	59

		64,720

MUNICIPAL BONDS & NOTES 2.6%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	2,700	2,722
7.500% due 04/01/2034	2,500	2,589

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
6.138% due 12/01/2039	3,100	2,791

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,389

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (d)	600	337

Iowa State Tobacco Settlement Authority Revenue
Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,035

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	264

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	5

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,150	2,188

		13,320

	SHARES
PREFERRED SECURITIES 0.1%

DG Funding Trust
0.681% due 06/01/2047	58	443

SLM Corp.
3.143% due 06/01/2047	500	9
3.193% due 06/01/2047	3,100	57

		509

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
0.000% due 06/01/2017 (i)	$2,600	2,124
0.381% due 03/25/2034	18	18
0.411% due 08/25/2034	11	10
0.461% due 10/27/2037	1,600	1,598
2.138% due 12/01/2034	17	18
2.461% due 10/01/2034	7	7
2.688% due 11/01/2034	127	133
3.500% due 12/01/2025 - 01/01/2026	21,000	21,158
4.000% due 01/01/2026 - 02/01/2041	30,000	30,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/01/2026		$18,000	$18,875
5.050% due 02/01/2021		31	31
5.500% due 03/25/2028 - 05/01/2047		260	272
6.000% due 07/25/2044		64	71

Freddie Mac
0.490% due 02/15/2019		572	573
0.541% due 09/25/2031		44	41
0.760% due 04/15/2028		519	522
1.542% due 10/25/2044		95	93
2.561% due 02/01/2029		14	14
3.297% due 04/01/2037		128	134
4.500% due 02/15/2017		90	92
5.000% due 03/15/2017		59	61
6.000% due 04/15/2036		926	1,016

Ginnie Mae
3.125% due 11/20/2024		4	4
6.000% due 09/20/2038		316	341

			77,513

U.S. TREASURY OBLIGATIONS 1.6%

Treasury Inflation Protected Securities (e)
2.375% due 04/15/2011		881	890
3.375% due 01/15/2012		616	644

U.S. Treasury Notes
2.750% due 02/15/2019		1,100	1,086
3.125% due 05/15/2019 (i)		2,300	2,325
3.625% due 08/15/2019 (f)(i)		3,000	3,134

			8,079

Total United States (Cost $337,346)			349,000

SHORT-TERM INSTRUMENTS 11.3%

REPURCHASE AGREEMENTS 5.7%

Barclays Capital, Inc.
0.250% due 01/03/2011		$28,900	28,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.500% due 05/15/2020 valued at $29,675. Repurchase proceeds are $28,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011		645	645
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $661. Repurchase proceeds are $645.)

			29,545

JAPAN TREASURY BILLS 5.0%
0.121% due 01/12/2011 - 01/20/2011 (c)	JPY	2,120,000	26,111

U.S. TREASURY BILLS 0.6%
0.168% due 01/13/2011 - 06/16/2011 (c)(f)(g)(i)		$3,016	3,014

Total Short-Term Instruments (Cost $57,805)			58,670

PURCHASED OPTIONS (k) 0.0%
(Cost $22)			0

Total Investments 112.2% (Cost $568,343)			$583,327

Written Options (l) (0.1%) (Premiums $479)			(598)

Other Assets and Liabilities (Net) (12.1%)			(62,902)

Net Assets 100.0%			$519,827

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $2,744 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $600 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $14,387 at a weighted average interest rate of 0.223%. On December 31, 2010, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,372 and cash of $212 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2011	50	$18
Euro-Bobl March Futures	Long	03/2011	93	(36)
Euro-BTP Italy Government Bond March Futures	Long	03/2011	4	(16)
Euro-Bund 10-Year Bond March Futures	Long	03/2011	371	(420)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2012	107	43

				$(411)

(j) Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	1.194%	$	1,000	$(19)	$0	$(19)
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	9.038%		100	28	0	28
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.321%		100	(1)	0	(1)
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	1.310%		200	(2)	0	(2)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.310%		500	(6)	0	(6)
Bank of America Corp.	JPM	(1.000%	)	09/20/2013	1.735%		600	12	47	(35)
Barclays Bank PLC	BNP	(2.250%	)	06/20/2014	2.241%		1,100	(1)	0	(1)
Barclays Bank PLC	BNP	(2.300%	)	06/20/2014	2.241%		600	(2)	0	(2)
Barclays Bank PLC	DUB	(2.230%	)	06/20/2019	2.543%		700	15	0	15
Barclays Bank PLC	DUB	(2.300%	)	06/20/2019	2.543%		300	5	0	5
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	0.856%		1,500	(8)	7	(15)
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	1.206%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.932%		5,900	(16)	266	(282)
Centex Corp.	BOA	(1.000%	)	06/20/2015	2.239%		1,000	50	36	14
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.977%		1,200	38	16	22
Centex Corp.	JPM	(1.000%	)	06/20/2015	2.239%		3,800	192	41	151
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	1.654%		4,700	176	(3)	179
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	1.293%		100	(9)	3	(12)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.535%		2,000	76	0	76
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	1.296%	EUR	6,600	(811)	247	(1,058)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.507%	$	1,000	37	64	(27)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	2.050%		1,000	63	0	63
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	1.027%		200	1	0	1
CSX Corp.	MLP	(0.230%	)	03/20/2012	0.128%		200	0	0	0
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.698%		2,000	(17)	46	(63)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	0.789%		200	(3)	0	(3)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.429%		4,500	311	472	(161)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.458%		800	(36)	0	(36)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.635%		1,000	0	0	0
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	0.883%		100	(2)	0	(2)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.989%		1,500	(43)	0	(43)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.338%		200	3	0	3
International Lease Finance Corp.	BCLY	(5.000%	)	09/20/2012	1.660%		9,500	(558)	772	(1,330)
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	1.338%		200	3	0	3
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	8.350%		200	16	0	16
JPMorgan Chase & Co.	CSFB	(0.760%	)	12/20/2017	0.893%		1,000	8	0	8
JPMorgan Chase & Co.	GSC	(1.000%	)	03/20/2018	1.086%		1,500	8	24	(16)
KB Home	DUB	(5.000%	)	03/20/2015	3.565%		1,200	(68)	(93)	25
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	2.303%		2,000	61	0	61
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	1.772%		1,000	(65)	0	(65)
Macy's Retail Holdings, Inc.	JPM	(1.000%	)	12/20/2016	1.546%		1,800	53	176	(123)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	1.151%		1,000	20	0	20

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

(j) Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	1.151%	$	1,000	$17	$0	$17
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.520%		200	17	0	17
MDC Holdings, Inc.	DUB	(1.000%	)	12/20/2012	0.972%		10,800	(10)	71	(81)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.952%		1,000	19	0	19
Morgan Stanley	DUB	(1.850%	)	09/20/2018	1.775%		500	(3)	0	(3)
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.748%		200	15	0	15
Motorola Solutions, Inc.	BCLY	(1.000%	)	12/20/2011	0.346%		1,400	(10)	51	(61)
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.533%		11,090	(107)	411	(518)
Nabors Industries, Inc.	GSC	(1.000%	)	03/20/2018	1.398%		7,800	194	90	104
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	1.433%		1,800	43	0	43
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	0.916%		500	(23)	0	(23)
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.267%		1,000	(7)	0	(7)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.169%		1,000	(70)	0	(70)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.853%		1,000	(5)	0	(5)
Sprint Capital Corp.	CITI	(5.000%	)	03/20/2012	1.102%		3,100	(154)	(142)	(12)
Sprint Nextel Corp.	CSFB	(1.000%	)	03/20/2012	1.102%		8,400	7	459	(452)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.965%		200	28	0	28
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	0.257%		200	(2)	0	(2)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	1.257%		4,000	30	136	(106)
UBS AG	BCLY	(2.250%	)	03/20/2014	0.735%	EUR	800	(52)	0	(52)
UBS AG	BNP	(2.980%	)	03/20/2019	1.086%	$	100	(14)	0	(14)
UBS AG	BOA	(2.280%	)	06/20/2018	1.068%		1,300	(105)	0	(105)
UBS AG	DUB	(1.000%	)	12/20/2017	1.056%		8,000	25	40	(15)
UST LLC	GSC	(0.720%	)	03/20/2018	0.301%		1,000	(28)	0	(28)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.148%		100	(2)	0	(2)
WPP Group PLC	BCLY	(3.750%	)	06/20/2017	1.124%	GBP	1,000	(240)	0	(240)
XL Group PLC	BCLY	(0.310%	)	03/20/2012	0.599%	$	100	0	0	0

								$(964)	$3,237	$(4,201)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	03/20/2015	0.447%	$	1,400	$32	$23	$10
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.815%	EUR	100	1	(15)	16
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.818%	$	500	91	8	83
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%		1,100	200	9	190
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.858%		200	38	3	35
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.818%		300	55	2	53
China Government International Bond	BCLY	0.850%	12/20/2014	0.557%		1,600	19	0	19
China Government International Bond	JPM	0.820%	12/20/2014	0.557%		300	3	0	3
China Government International Bond	RBS	0.810%	12/20/2014	0.557%		2,400	24	0	24
China Government International Bond	RBS	0.815%	12/20/2014	0.557%		1,000	10	0	10
Export-Import Bank of Korea	HSBC	1.000%	09/20/2011	0.634%		1,900	6	3	3
HSBC Finance Corp.	GSC	5.000%	06/20/2012	0.340%		1,000	71	12	59
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		5,100	(11)	(51)	40
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%		7,500	(18)	(83)	65
SLM Corp.	CITI	5.000%	06/20/2011	0.685%		1,200	27	(228)	255

							$548	$ (317)	$865

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%)	06/20/2017	$	11,422	$389	$34	$355
CDX.IG-8 10-Year Index	MLP	(0.600%)	06/20/2017		871	30	21	8
CDX.IG-9 10-Year Index	BCLY	(0.800%)	12/20/2017		3,098	79	13	66
CDX.IG-9 10-Year Index	DUB	(0.800%)	12/20/2017		1,839	47	69	(22)
CDX.IG-10 10-Year Index	GSC	(1.500%)	06/20/2018		2,420	(50)	(82)	31
CDX.IG-10 10-Year Index	MSC	(1.500%)	06/20/2018		484	(10)	(7)	(3)
CDX.IG-12 5-Year Index	DUB	(1.000%)	06/20/2014		6,250	(78)	135	(213)
CDX.IG-12 10-Year Index	GSC	(1.000%)	06/20/2019		6,448	(6)	298	(304)
CDX.IG-13 5-Year Index	DUB	(1.000%)	12/20/2014		11,500	(142)	(23)	(119)
CDX.IG-14 5-Year Index	BOA	(1.000%)	06/20/2015		1,000	(10)	(4)	(5)
CDX.IG-14 5-Year Index	CSFB	(1.000%)	06/20/2015		400	(4)	(2)	(2)
CDX.IG-14 5-Year Index	MSC	(1.000%)	06/20/2015		1,000	(10)	(4)	(5)

						$235	$448	$(213)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA.06-1 Index	CSFB	0.320%	07/25/2045	$	475	$(231)	$(142)	$(89)
ABX.HE.AAA.06-2 Index	DUB	0.110%	05/25/2046		485	(195)	(148)	(47)

						$(426)	$(290)	$(136)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$27	$1	$26
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	19	0	19
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	63,000	507	256	251
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		5,900	27	30	(3)
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	CITI	AUD	2,000	(11)	(5)	(6)
Pay	6-Month JPY-LIBOR	0.450%	12/21/2012	RBS	JPY	8,400,000	41	(2)	43
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB		5,120,000	1,541	932	609
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		1,420,000	428	248	180

							$2,579	$1,460	$1,119

(k)	Purchased options outstanding on December 31, 2010:

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 4.000% due 01/01/2026	$95.000	01/06/2011	$69,000	$8	$0
Put - OTC Fannie Mae 4.500% due 01/01/2026	96.000	01/12/2011	90,000	11	0
Put - OTC Fannie Mae 4.500% due 01/01/2041	91.500	01/06/2011	30,000	3	0

				$22	$0

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$123.000	01/21/2011	91	$29	$13
Put - CBOT U.S. Treasury 10-Year Note February Futures	118.000	01/21/2011	91	54	24

				$83	$37

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	39,100	$209	$530
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	12
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	01/24/2011	$	3,500	21	19
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		3,500	35	0

								$396	$561

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 12/31/2009	194	$94,100	EUR 17,100	$1,342
Sales	1,471	347,500	28,000	2,268
Closing Buys	(1,476)	(296,500)	(28,000)	(2,655)
Expirations	0	(10,800)	0	(166)
Exercised	(7)	(88,200)	0	(310)

Balance at 12/31/2010	182	$46,100	EUR 17,100	$479

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Ginnie Mae	5.000%	01/01/2041	$27,000	$28,772	$28,708
Ginnie Mae	5.500%	01/01/2041	38,000	41,349	41,070

				$70,121	$69,778

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	210	01/2011	CITI	$11	$0	$11
Buy	BRL	790	02/2011	JPM	18	0	18
Sell		4,509	02/2011	RBC	0	(83)	(83)
Buy		3,720	02/2011	UBS	38	0	38
Buy		3,156	03/2011	CITI	26	0	26
Buy		170	03/2011	HSBC	1	0	1
Sell		3,720	04/2011	UBS	0	(38)	(38)
Buy	CAD	7,834	02/2011	DUB	94	0	94
Buy	CNY	44,970	06/2011	BCLY	94	0	94
Sell		22,836	06/2011	DUB	0	(101)	(101)
Buy		30,618	09/2011	MSC	121	0	121
Sell		30,590	09/2011	RBS	0	(117)	(117)
Buy		9,648	01/2015	DUB	0	(13)	(13)
Buy		29,440	09/2015	RBS	297	0	297
Buy	DKK	830	02/2011	CITI	0	(3)	(3)
Sell		525	02/2011	CITI	0	(1)	(1)
Buy		59,093	02/2011	RBC	0	(404)	(404)
Sell		42,335	02/2011	RBC	290	0	290
Sell	EUR	291	01/2011	BNP	0	(5)	(5)
Sell		274	01/2011	BOA	4	0	4
Buy		295	01/2011	CITI	0	(7)	(7)
Sell		47,824	01/2011	CITI	1,364	(159)	1,205
Sell		399	01/2011	CSFB	0	(6)	(6)
Buy		198	01/2011	JPM	7	0	7
Sell		287	01/2011	JPM	3	0	3
Sell		13,992	01/2011	MSC	364	(158)	206
Buy		700	01/2011	RBC	19	0	19
Sell		628	01/2011	RBC	0	0	0
Buy		44,823	01/2011	RBS	1,224	(81)	1,143
Sell		20,194	01/2011	RBS	0	(165)	(165)
Buy		23,426	02/2011	CITI	159	0	159
Buy		19,480	02/2011	RBS	155	0	155
Buy	GBP	6,545	03/2011	BCLY	0	(8)	(8)
Buy		6,545	03/2011	DUB	0	(10)	(10)
Sell		1,048	03/2011	RBC	0	(15)	(15)
Buy		4,364	03/2011	RBS	0	(22)	(22)
Buy	IDR	10,923,600	01/2011	BCLY	12	0	12
Buy		5,777,100	01/2011	HSBC	11	0	11
Buy		5,868,800	01/2011	MSC	11	0	11
Sell		22,569,500	01/2011	RBS	0	(19)	(19)
Buy		893,187	07/2011	JPM	0	0	0
Buy		22,569,500	10/2011	RBS	25	0	25
Buy	INR	139	03/2011	BCLY	0	0	0
Buy		42,500	03/2011	CITI	3	0	3
Buy		163	03/2011	HSBC	0	0	0
Buy		169	03/2011	JPM	0	0	0
Sell		663	03/2011	JPM	0	0	0
Buy		76,091	03/2011	RBS	0	(1)	(1)
Buy		192	03/2011	UBS	0	0	0
Buy	JPY	69,275	01/2011	BCLY	21	0	21
Sell		214,962	01/2011	BNP	0	(83)	(83)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		1,821,070	01/2011	CITI	$753	$0	$753
Sell		12,000	01/2011	CITI	0	(4)	(4)
Sell		1,920,000	01/2011	DUB	0	(743)	(743)
Buy		1,975,449	01/2011	GSC	864	0	864
Buy		3,160,824	01/2011	JPM	1,298	0	1,298
Sell		200,000	01/2011	JPM	0	(69)	(69)
Buy		762,673	01/2011	RBC	337	0	337
Buy		4,782,824	01/2011	RBS	1,985	0	1,985
Buy	MYR	2,910	02/2011	BCLY	13	0	13
Buy		1,337	02/2011	CITI	8	0	8
Buy		1,790	02/2011	DUB	8	0	8
Buy		837	02/2011	JPM	4	0	4
Buy		950	02/2011	RBS	4	0	4
Buy	NOK	26,298	02/2011	CITI	57	0	57
Buy	SEK	3,480	02/2011	CITI	14	0	14
Buy		12,941	02/2011	RBC	0	(3)	(3)
Buy	SGD	1,910	03/2011	BOA	68	0	68
Buy		469	03/2011	DUB	15	0	15
Buy		400	03/2011	JPM	15	0	15
Buy		480	03/2011	RBS	18	0	18
Buy		3,492	06/2011	DUB	42	0	42
Buy	TWD	354	01/2011	DUB	0	0	0
Sell		116	01/2011	DUB	0	0	0
Sell		70	01/2011	JPM	0	0	0
Sell		109	01/2011	MSC	0	0	0
Sell		59	01/2011	UBS	0	0	0
Sell		421	04/2011	DUB	0	(1)	(1)
Buy	ZAR	97	01/2011	HSBC	1	0	1

					$9,876	$(2,319)	$7,557

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,276	$0	$2,276
Mortgage-Backed Securities	0	5,138	0	5,138
Brazil
Corporate Bonds & Notes	0	4,619	0	4,619
Sovereign Issues	0	1,128	0	1,128
Canada
Asset-Backed Securities	0	1,635	0	1,635
Corporate Bonds & Notes	0	1,090	0	1,090
Cayman Islands
Asset-Backed Securities	0	0	1,664	1,664
France
Corporate Bonds & Notes	0	3,216	0	3,216
Germany
Asset-Backed Securities	0	291	0	291
Corporate Bonds & Notes	0	3,183	0	3,183
Sovereign Issues	0	43,046	0	43,046
Ireland
Asset-Backed Securities	0	49	0	49
Corporate Bonds & Notes	0	2,388	0	2,388
Mortgage-Backed Securities	0	864	0	864
Italy
Asset-Backed Securities	0	548	0	548
Mortgage-Backed Securities	0	92	0	92
Sovereign Issues	0	15,149	0	15,149
Jersey, Channel Islands
Asset-Backed Securities	0	4,039	0	4,039
Corporate Bonds & Notes	0	1,673	0	1,673
Mexico
Corporate Bonds & Notes	0	3,188	0	3,188
Netherlands
Corporate Bonds & Notes	0	12,365	0	12,365
New Zealand
Corporate Bonds & Notes	0	1,652	0	1,652

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Norway
Corporate Bonds & Notes	$0	$946	$0	$946
Sovereign Issues	0	5,826	0	5,826
Qatar
Corporate Bonds & Notes	0	2,103	0	2,103
Sovereign Issues	0	3,328	0	3,328
Russia
Corporate Bonds & Notes	0	1,665	0	1,665
South Korea
Sovereign Issues	0	4,039	0	4,039
Spain
Corporate Bonds & Notes	0	3,461	0	3,461
Mortgage-Backed Securities	0	132	0	132
Switzerland
Corporate Bonds & Notes	0	11,430	0	11,430
United Arab Emirates
Sovereign Issues	0	2,212	0	2,212
United Kingdom
Corporate Bonds & Notes	0	11,673	1,062	12,735
Sovereign Issues	0	18,487	0	18,487
United States
Asset-Backed Securities	0	11,146	0	11,146
Bank Loan Obligations	0	6,896	0	6,896
Corporate Bonds & Notes	0	163,862	2,955	166,817
Mortgage-Backed Securities	0	62,580	2,140	64,720
Municipal Bonds & Notes	0	13,320	0	13,320
Preferred Securities	66	0	443	509
U.S. Government Agencies	0	77,513	0	77,513
U.S. Treasury Obligations	0	8,079	0	8,079
Short-Term Instruments
Repurchase Agreements	0	29,545	0	29,545
Japan Treasury Bills	0	26,111	0	26,111
U.S. Treasury Bills	0	3,014	0	3,014
Purchased Options
Interest Rate Contracts	0	0	0	0
	$66	$574,997	$8,264	$583,327

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010

Short Sales, at value	$0	$(69,778)	$0	$(69,778)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,258	0	2,258
Foreign Exchange Contracts	0	9,876	0	9,876
Interest Rate Contracts	61	1,128	0	1,189
	$61	$13,262	$0	$13,323

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(5,943)	$0	$(5,943)
Foreign Exchange Contracts	0	(2,319)	0	(2,319)
Interest Rate Contracts	(472)	(607)	0	(1,079)
	$(472)	$(8,869)	$0	$(9,341)

Totals	$(345)	$509,612	$8,264	$517,531

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$0	$1,677	$0	$2	$0	$(15)	$0	$0	$1,664	$(15)
United Kingdom
Corporate Bonds & Notes	2,954	0	0	0	0	403	0	(2,295)	1,062	170
United States
Corporate Bonds & Notes	0	1,367	(26)	(8)	(2)	97	1,527	0	2,955	97
Mortgage-Backed Securities	0	2,187	(7)	2	0	(43)	0	0	2,140	(43)
Preferred Securities	515	0	0	0	0	(72)	0	0	443	(72)
U.S. Government Agencies	1,520	0	0	4	0	74	0	(1,598)	0	0

	$4,989	$5,231	$(33)	$0	$(2)	$444	$1,527	$(3,893)	$8,264	$137

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(4)	$0	$0	$0	$4	$0	$0	$0	$0	$0

Totals	$4,985	$5,231	$(33)	$0	$2	$444	$1,527	$(3,893)	$8,264	$137

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable(2)	$344	$0	$0	$0	$0	$344
Unrealized appreciation on foreign currency contracts	0	9,876	0	0	0	9,876
Unrealized appreciation on swap agreements	1,128	0	2,258	0	0	3,386

	$1,472	$9,876	$2,258	$0	$0	$13,606

Liabilities:
Written options outstanding	$598	$0	$0	$0	$0	$598
Unrealized depreciation on foreign currency contracts	0	2,319	0	0	0	2,319
Unrealized depreciation on swap agreements	9	0	5,943	0	0	5,952

	$607	$2,319	$5,943	$0	$0	$8,869

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(9)	$0	$0	$0	$0	$(9)
Net realized gain (loss) on futures contracts, written options and swaps	12,486	163	(2,092)	0	0	10,557
Net realized (loss) on foreign currency transactions	0	(3,548)	0	0	0	(3,548)

	$12,477	$(3,385)	$(2,092)	$0	$0	$7,000

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(22)	$0	$0	$0	$0	$(22)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	845	(156)	(520)	0	0	169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	11,174	0	0	0	11,174

	$823	$11,018	$(520)	$0	$0	$11,321

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(411) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

20	PIMCO Variable Insurance Trust

December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a

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December 31, 2010

monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into asset, credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or

24	PIMCO Variable Insurance Trust

December 31, 2010

entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

26	PIMCO Variable Insurance Trust

December 31, 2010

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 71,232	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 6,507	$221,315	$(227,828)	$6	$0	$0	$16

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,879,904	$3,814,989	$1,277,615	$1,348,973

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	194	$2,600	191	$2,431
Administrative Class	15,747	207,813	22,282	285,875
Advisor Class	1,567	20,787	887	11,454
Issued as reinvestment of distributions
Institutional Class	17	228	25	320
Administrative Class	1,863	24,691	4,311	56,364
Advisor Class	110	1,469	112	1,470
Cost of shares redeemed
Institutional Class	(76)	(1,012)	(92)	(1,131)
Administrative Class	(23,920)	(311,258)	(8,650)	(110,047)
Advisor Class	(286)	(3,927)	(105)	(1,359)
Net increase (decrease) resulting from Portfolio share transactions	(4,784)	$(58,609)	18,961	$245,377

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	2	95
Administrative Class	4	87	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 25,307	$561	$10,429		$(6,814)	$—	$ (3,662)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$571,714	$22,374		$(10,761)	$11,613

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$24,388	$2,000	$—
12/31/2009	$55,097	$3,057	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust

Annual Report	December 31, 2010	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

34	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

36	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA29_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United States	59.8%
Short-Term Instruments	10.1%
Germany	8.0%
United Kingdom	5.3%
Italy	2.7%
Other	14.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (10/31/06)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	11.53%	8.73%
JPMorgan GBI Global FX NY Index Unhedged in USD±	5.73%	7.42%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,088.60	$1,020.11
Expenses Paid During Period†	$5.32	$5.14

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Canadian and U.S. duration (or sensitivity to changes in market interest rates), partially obtained via futures contracts, contributed to performance as ten-year government yields declined in these countries during the reporting period.

»	An overweight to Australian duration during the period from May 2010 to September 2010 benefited performance as Australian yields declined during this period.

»

An overweight exposure to an emerging market currency through the Chinese yuan and to commodity-linked currencies through the Australian dollar, contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	An overweight position to non-Agency mortgage-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to U.K. duration detracted from performance as ten-year government rates sold-off during the last quarter of the reporting period.

»	A yield curve steepening bias in Japan detracted from performance as long rates fell between January 2010 and July 2010.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	10/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.72	$12.25	$12.78	$12.06	$12.09
Net investment income (a)	0.44	0.46	0.49	0.40	0.07
Net realized/unrealized gain (loss) on investments	1.01	1.59	(0.60)	0.74	(0.04)
Total income (loss) from investment operations	1.45	2.05	(0.11)	1.14	0.03
Dividends from net investment income	(0.35)	(0.39)	(0.42)	(0.39)	(0.06)
Distributions from net realized capital gains	(0.33)	(1.19)	0.00	(0.03)	0.00
Total distributions	(0.68)	(1.58)	(0.42)	(0.42)	(0.06)
Net asset value end of year or period	$13.49	$12.72	$12.25	$12.78	$12.06
Total return	11.53%	16.72%	(0.94)%	9.61%	0.28%
Net assets end of year or period (000s)	$34,823	$15,149	$3,645	$11	$10
Ratio of expenses to average net assets	1.01%	1.00%	1.12%	1.00%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%*
Ratio of net investment income to average net assets	3.33%	3.55%	4.01%	3.25%	3.08%*
Portfolio turnover rate	849%**	624%	661%	560%	224%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$553,782
Repurchase agreements, at value	29,545
Cash	1,572
Deposits with counterparty	212
Foreign currency, at value	2,675
Receivable for investments sold	161,360
Receivable for investments sold on a delayed-delivery basis	37,811
Receivable for Portfolio shares sold	6,801
Interest and dividends receivable	5,425
Variation margin receivable	344
Swap premiums paid	5,582
Unrealized appreciation on foreign currency contracts	9,876
Unrealized appreciation on swap agreements	3,386
818,371

Liabilities:
Payable for investments purchased	$154,765
Payable for investments purchased on a delayed-delivery basis	54,631
Payable for Portfolio shares redeemed	293
Payable for short sales	69,778
Written options outstanding	598
Deposits from counterparty	8,751
Accrued related party fees	405
Swap premiums received	1,044
Unrealized depreciation on foreign currency contracts	2,319
Unrealized depreciation on swap agreements	5,952
Other liabilities	8
298,544

Net Assets	$519,827

Net Assets Consist of:
Paid in capital	$494,006
(Overdistributed) net investment income	(1,489)
Accumulated undistributed net realized gain	6,933
Net unrealized appreciation	20,377
$519,827

Net Assets:
Institutional Class	$5,156
Administrative Class	479,848
Advisor Class	34,823

Shares Issued and Outstanding:
Institutional Class	382
Administrative Class	35,580
Advisor Class	2,582

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.49
Administrative Class	13.49
Advisor Class	13.49

Cost of Investments Owned	$538,798
Cost of Repurchase Agreements Owned	$29,545
Cost of Foreign Currency Held	$2,610
Proceeds Received on Short Sales	$70,121
Premiums Received on Written Options	$479

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$22,680
Dividends	6
Dividends from Affiliate investments	16
Total Income	22,702

Expenses:
Investment advisory fees	1,322
Supervisory and administrative fees	2,643
Servicing fees – Administrative Class	749
Distribution and/or servicing fees – Advisor Class	63
Trustees' fees	8
Interest expense	32
Total Expenses	4,817

Net Investment Income	17,885

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	17,762
Net realized gain on Affiliate investments	6
Net realized gain on futures contracts, written options and swaps	10,557
Net realized (loss) on foreign currency transactions	(9,159)
Net change in unrealized appreciation on investments	4,778
Net change in unrealized appreciation on futures contracts, written options and swaps	169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	11,804
Net Gain	35,917

Net Increase in Net Assets Resulting from Operations	$53,802

*Foreign tax withholdings	$17

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$17,885	$14,703
Net realized gain	19,160	33,202
Net realized gain on Affiliate investments	6	21
Net change in unrealized appreciation	16,751	17,356
Net increase resulting from operations	53,802	65,282

Distributions to Shareholders:
From net investment income
Institutional Class	(113)	(69)
Administrative Class	(13,606)	(12,213)
Advisor Class	(669)	(251)
From net realized capital gains
Institutional Class	(114)	(251)
Administrative Class	(11,086)	(44,151)
Advisor Class	(800)	(1,219)

Total Distributions	(26,388)	(58,154)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(58,609)	245,377

Total Increase (Decrease) in Net Assets	(31,195)	252,505

Net Assets:
Beginning of year	551,022	298,517
End of year*	$519,827	$551,022

*Including (overdistributed) net investment income of:	$(1,489)	$(4,753)

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 0.4%

Commonwealth Bank of Australia
4.500% due 02/20/2014	AUD	1,700	$1,683

National Australia Bank Ltd.
0.533% due 06/29/2016		$600	593

			2,276

MORTGAGE-BACKED SECURITIES 1.0%

Medallion Trust
0.418% due 05/25/2035		384	376

Puma Finance Ltd.
0.354% due 02/21/2038		340	326
4.970% due 08/22/2037	AUD	404	395
5.350% due 07/12/2036		121	121

Superannuation Members Home Loans Global Fund
0.606% due 11/09/2035		$2,435	2,372

Swan Trust
0.366% due 05/12/2037		392	383
5.200% due 05/12/2037	AUD	539	538

Torrens Trust
5.230% due 10/19/2038		628	627

			5,138

Total Australia (Cost $6,734)			7,414

BRAZIL 1.1%

CORPORATE BONDS & NOTES 0.9%

Banco Santander Brasil S.A.
4.500% due 04/06/2015		$1,500	1,537

BM&FBovespa S.A.
5.500% due 07/16/2020		300	307

CSN Islands XI Corp.
6.875% due 09/21/2019		400	434

CSN Resources S.A.
6.500% due 07/21/2020		2,000	2,120

GTL Trade Finance, Inc.
7.250% due 10/20/2017		200	221

			4,619

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
4.875% due 01/22/2021		1,100	1,128

Total Brazil (Cost $5,734)			5,747

CANADA 0.5%

ASSET-BACKED SECURITIES 0.3%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	1,600	1,635

CORPORATE BONDS & NOTES 0.2%

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,090

Total Canada (Cost $2,450)			2,725

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

Landmark CDO Ltd.
0.596% due 06/01/2017		$1,774	1,664

Total Cayman Islands (Cost $1,679)			1,664

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.6%

CORPORATE BONDS & NOTES 0.6%

Lafarge S.A.
6.500% due 07/15/2016		$2,000	$2,133

Vivendi S.A.
5.750% due 04/04/2013		900	971
6.625% due 04/04/2018		100	112

Total France (Cost $2,968)			3,216

GERMANY 9.0%

ASSET-BACKED SECURITIES 0.1%

Driver One GmbH
0.911% due 10/21/2015	EUR	219	291

CORPORATE BONDS & NOTES 0.6%

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		2,200	3,183

SOVEREIGN ISSUES 8.3%

Republic of Germany
3.250% due 07/04/2015		22,200	31,532
4.000% due 01/04/2018		4,000	5,848
4.250% due 07/04/2018		2,100	3,107
5.500% due 01/04/2031		1,500	2,559

			43,046

Total Germany (Cost $46,093)			46,520

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.0%

SC Germany Auto
0.892% due 08/11/2015	EUR	37	49

CORPORATE BONDS & NOTES 0.4%

Depfa ACS Bank
3.250% due 02/15/2012		1,800	2,388

MORTGAGE-BACKED SECURITIES 0.2%

Immeo Residential Finance PLC
1.186% due 12/15/2016		713	864

Total Ireland (Cost $3,612)			3,301

ITALY 3.0%

ASSET-BACKED SECURITIES 0.1%

Locat Securitisation Vehicle SRL
1.189% due 12/12/2028	EUR	371	474

Split SRL
1.165% due 10/25/2018		57	74

			548

MORTGAGE-BACKED SECURITIES 0.0%

Siena Mortgages SpA
1.256% due 12/16/2038		69	92

SOVEREIGN ISSUES 2.9%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014		11,300	15,149

Total Italy (Cost $17,617)			15,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 1.1%

ASSET-BACKED SECURITIES 0.8%

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	3,034	$4,039

CORPORATE BONDS & NOTES 0.3%

WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,673

Total Jersey, Channel Islands (Cost $5,251)			5,712

MEXICO 0.6%

CORPORATE BONDS & NOTES 0.6%

America Movil SAB de C.V.
3.625% due 03/30/2015		$2,000	2,066

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100	1,122

Total Mexico (Cost $3,094)			3,188

NETHERLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	1,000	1,269

Fortis Bank Nederland NV
3.375% due 05/19/2014		7,600	10,596

Waha Aerospace BV
3.925% due 07/28/2020		$500	500

Total Netherlands (Cost $12,059)			12,365

NEW ZEALAND 0.3%

CORPORATE BONDS & NOTES 0.3%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	1,652

Total New Zealand (Cost $1,500)			1,652

NORWAY 1.3%

CORPORATE BONDS & NOTES 0.2%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	946

SOVEREIGN ISSUES 1.1%

Norway Government Bond
6.500% due 05/15/2013	NOK	31,157	5,826

Total Norway (Cost $6,401)			6,772

QATAR 1.1%

CORPORATE BONDS & NOTES 0.4%

Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100	2,103

SOVEREIGN ISSUES 0.7%

Qatar Government International Bond
4.000% due 01/20/2015		3,200	3,328

Total Qatar (Cost $5,514)			5,431

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	349

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Via White Nights Finance BV
10.500% due 03/25/2014		$1,100	$1,316

Total Russia (Cost $1,458)			1,665

SOUTH KOREA 0.8%

SOVEREIGN ISSUES 0.8%

Export-Import Bank of Korea
4.125% due 09/09/2015		$500	509
5.750% due 05/22/2013	EUR	500	709
5.875% due 01/14/2015		$2,600	2,821

Total South Korea (Cost $4,048)			4,039

SPAIN 0.7%

CORPORATE BONDS & NOTES 0.7%

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		$3,500	$3,461

MORTGAGE-BACKED SECURITIES 0.0%

Bancaja Fondo de Titulizacion de Activos
1.135% due 10/25/2037	EUR	122	132

Total Spain (Cost $3,670)			3,593

SWITZERLAND 2.2%

CORPORATE BONDS & NOTES 2.2%

UBS AG
5.750% due 04/25/2018		$1,900	2,068
5.875% due 12/20/2017		8,500	9,362

Total Switzerland (Cost $10,634)			11,430

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi
6.750% due 04/08/2019		$1,900	2,212

Total United Arab Emirates (Cost $2,095)			2,212

UNITED KINGDOM 6.0%

CORPORATE BONDS & NOTES 2.4%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	1,200	1,698

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,130
10.179% due 06/12/2021		2,120	2,645

BP Capital Markets PLC
0.442% due 04/11/2011		400	400
4.250% due 01/10/2011	EUR	100	134

HBOS PLC
6.750% due 05/21/2018		$800	750

LBG Capital No.1 PLC
8.500% due 12/29/2049		1,200	1,061

Lloyds TSB Bank PLC
4.375% due 01/12/2015		900	901
12.000% due 12/29/2049		2,100	2,295

Royal Bank of Scotland Group PLC
4.375% due 03/27/2012	AUD	1,400	1,414

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	204

XL Capital Finance Europe PLC
6.500% due 01/15/2012		100	103

			12,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.6%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	11,000	$17,634
4.750% due 12/07/2038		500	853

			18,487

Total United Kingdom (Cost $30,559)			31,222

UNITED STATES 67.2%

ASSET-BACKED SECURITIES 2.1%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$91	91

Accredited Mortgage Loan Trust
0.311% due 02/25/2037		12	12

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		1	1
0.961% due 10/25/2031		2	2

Asset-Backed Funding Certificates
0.321% due 01/25/2037		31	31

Capital Auto Receivables Asset Trust
1.710% due 10/15/2012		399	401

Carrington Mortgage Loan Trust
0.311% due 12/25/2036		238	216

Conseco Finance Securitizations Corp.
6.990% due 07/01/2031		2,466	2,513

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		40	39
0.311% due 08/25/2037		146	141

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		1	1

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		78	69

Denver Arena Trust
6.940% due 11/15/2019		100	94

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		168	168

GSAMP Trust
0.361% due 01/25/2047		13	13

Home Equity Mortgage Trust
5.500% due 01/25/2037		199	36

Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		43	43

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		85	83

Morgan Stanley ABS Capital I
1.061% due 07/25/2037		3,190	2,931

Nelnet Student Loan Trust
0.313% due 12/27/2016		376	376
0.818% due 04/27/2015		4	4

SACO I, Inc.
0.321% due 05/25/2036		17	16
0.461% due 04/25/2035		9	4

Securitized Asset-Backed Receivables LLC Trust
0.311% due 12/25/2036		59	57

SLC Student Loan Trust
0.752% due 06/15/2017		758	758

SLM Student Loan Trust
0.288% due 10/25/2016		58	58
0.368% due 04/26/2021		1,093	1,089
0.502% due 12/17/2018		116	116
0.788% due 10/25/2017		1,600	1,602

Structured Asset Securities Corp.
0.661% due 05/25/2034		10	8
1.753% due 04/25/2035		33	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		$1	$1

Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036		165	112

Wells Fargo Home Equity Trust
0.491% due 10/25/2035		16	16
0.511% due 12/25/2035		19	19

			11,146

BANK LOAN OBLIGATIONS 1.3%

American General Finance Corp.
7.250% due 04/21/2015		1,500	1,523

CIT Group, Inc.
6.250% due 08/11/2015		1,000	1,022

HCA, Inc.
1.553% due 11/17/2012		1,000	987
2.553% due 11/17/2013		2,000	1,983

Vodafone Group PLC
6.875% due 08/11/2015		1,400	1,381

			6,896

CORPORATE BONDS & NOTES 32.1%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	900	$1,221

Altria Group, Inc.
9.250% due 08/06/2019		$1,000	1,307

American Express Credit Corp.
5.875% due 05/02/2013		200	218

American General Finance Corp.
6.900% due 12/15/2017		100	81

American International Group, Inc.
0.404% due 03/20/2012		400	391
5.750% due 03/15/2067	GBP	800	992
8.000% due 05/22/2068	EUR	1,700	2,204
8.175% due 05/15/2068		$1,600	1,716
8.250% due 08/15/2018		100	116

AutoZone, Inc.
5.875% due 10/15/2012		100	108

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,142
7.250% due 02/01/2018		1,300	1,543

Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,593
6.400% due 06/15/2016		200	214

Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,719

CenturyLink, Inc.
6.000% due 04/01/2017		4,700	4,828

CIT Group, Inc.
7.000% due 05/01/2013		833	852
7.000% due 05/01/2014		599	607
7.000% due 05/01/2015		200	201
7.000% due 05/01/2016		333	335
7.000% due 05/01/2017		466	468

Citigroup, Inc.
3.625% due 11/30/2017	EUR	9,600	11,780
4.587% due 12/15/2015		$300	313
4.750% due 05/31/2017	EUR	100	123
4.750% due 02/10/2019		200	244
6.125% due 05/15/2018		$1,600	1,755
8.125% due 07/15/2039		800	1,021
8.500% due 05/22/2019		2,700	3,357

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,071

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMS Energy Corp.
1.239% due 01/15/2013		$200	$197

CNA Financial Corp.
6.000% due 08/15/2011		200	205

Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		1,247	1,428

Countrywide Financial Corp.
5.800% due 06/07/2012		2,650	2,789

CSX Corp.
6.300% due 03/15/2012		200	212

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,093

DISH DBS Corp.
6.375% due 10/01/2011		100	103

DR Horton, Inc.
6.000% due 04/15/2011		200	203
6.500% due 04/15/2016		4,500	4,646

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	105

Erac USA Finance LLC
5.800% due 10/15/2012		800	858

Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300	322
8.000% due 06/01/2014		1,800	1,985
8.700% due 10/01/2014		2,400	2,705

GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,036

Goldman Sachs Group, Inc.
0.688% due 07/22/2015		500	480
0.789% due 01/12/2015		700	677
0.903% due 09/29/2014		800	783
1.347% due 02/04/2013	EUR	200	260
3.700% due 08/01/2015		$1,200	1,224
5.375% due 02/15/2013	EUR	200	281

Harris Corp.
5.950% due 12/01/2017		$1,500	1,675

International Lease Finance Corp.
5.350% due 03/01/2012		200	203
5.400% due 02/15/2012		200	203
5.550% due 09/05/2012		9,500	9,654
6.750% due 09/01/2016		1,300	1,394
7.125% due 09/01/2018		1,200	1,281

iStar Financial, Inc.
5.150% due 03/01/2012		200	191

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	203

KB Home
5.875% due 01/15/2015		$1,200	1,176

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		1,000	250
6.875% due 05/02/2018 (a)		800	202

Limited Brands, Inc.
6.900% due 07/15/2017		1,000	1,068

Macy's Retail Holdings, Inc.
5.900% due 12/01/2016		1,800	1,930

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	2,129

Masco Corp.
6.125% due 10/03/2016		200	205

MDC Holdings, Inc.
7.000% due 12/01/2012		10,450	11,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding I
0.552% due 03/15/2012		$900	$901
5.125% due 04/10/2013		1,300	1,400

Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,078

Morgan Stanley
0.769% due 10/15/2015		1,000	939
1.377% due 04/13/2016	EUR	700	841
6.625% due 04/01/2018		$1,600	1,738

Motorola Solutions, Inc.
5.375% due 11/15/2012		11,090	11,709
8.000% due 11/01/2011		1,300	1,369

Nabors Industries, Inc.
6.150% due 02/15/2018		9,600	10,261

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	540

NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011		600	602

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,103

Pricoa Global Funding I
0.433% due 06/26/2012		900	893

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	866

Puget Energy, Inc.
6.500% due 12/15/2020		3,200	3,153

Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,057

Sprint Capital Corp.
7.625% due 01/30/2011		4,200	4,216
8.375% due 03/15/2012		11,500	12,219

Sprint Nextel Corp.
6.000% due 12/01/2016		200	194

Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,156

UAL Pass-Through Trust
10.400% due 05/01/2018		1,322	1,527

UST LLC
5.750% due 03/01/2018		1,000	1,070

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,445

			166,817

MORTGAGE-BACKED SECURITIES 12.5%

Adjustable Rate Mortgage Trust
2.996% due 09/25/2035		$41	32

American Home Mortgage Assets
0.451% due 05/25/2046		535	317
0.471% due 10/25/2046		716	393

Banc of America Funding Corp.
2.799% due 02/20/2036		819	769
5.888% due 04/25/2037		776	622
5.941% due 10/20/2046		390	267

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		1,795	1,603

Banc of America Mortgage Securities, Inc.
2.934% due 05/25/2035		4,900	4,001

BCAP LLC Trust
0.431% due 01/25/2037		620	355

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035		258	248
2.430% due 08/25/2035		6,951	6,591
2.685% due 08/25/2033		39	38
2.730% due 03/25/2035		343	328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.921% due 10/25/2033	$36	$36
2.934% due 03/25/2035	106	101
3.048% due 05/25/2034	93	86
3.609% due 11/25/2034	23	23
4.530% due 05/25/2034	25	24
5.326% due 05/25/2047	832	631

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	239	183
2.956% due 11/25/2035	327	194
6.046% due 08/25/2036	441	292

Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019	1,132	1,114

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	7	7

Bear Stearns Structured Products, Inc.
5.339% due 12/26/2046	197	139

CC Mortgage Funding Corp.
0.441% due 07/25/2036	210	132

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	400	416

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	131	124
2.560% due 08/25/2035	132	119

Countrywide Alternative Loan Trust
0.441% due 02/20/2047	409	239
0.456% due 12/20/2046	819	431
0.471% due 03/20/2046	249	144
0.471% due 07/20/2046	723	339
0.541% due 02/25/2037	310	183
0.611% due 05/25/2037	174	95
1.828% due 11/25/2035	71	45
2.368% due 11/25/2035	71	45
5.250% due 06/25/2035	64	55
5.712% due 11/25/2035	703	443
5.859% due 08/25/2036	196	196
6.000% due 04/25/2037	169	119
6.250% due 08/25/2037	76	55
6.500% due 06/25/2036	383	251

Countrywide Home Loan Mortgage Pass- Through Trust
0.491% due 05/25/2035	163	112
0.551% due 04/25/2035	51	35
0.581% due 03/25/2035	185	109
0.591% due 02/25/2035	17	13
0.641% due 09/25/2034	20	12
2.984% due 08/25/2034	14	11
3.121% due 11/25/2034	52	42
4.186% due 11/19/2033	75	74
5.250% due 02/20/2036	739	494
5.750% due 12/25/2035	1,323	1,215
7.500% due 06/25/2035	2,460	1,947

Credit Suisse First Boston Mortgage Securities Corp.
2.705% due 08/25/2033	67	66
6.500% due 04/25/2033	2	3

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	248	150

Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036	727	440

First Horizon Asset Securities, Inc.
2.706% due 12/25/2033	26	26
6.250% due 08/25/2017	35	36

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	3	3

Greenpoint Mortgage Funding Trust
0.531% due 11/25/2045	18	12

GSR Mortgage Loan Trust
2.050% due 03/25/2033	29	29
2.574% due 06/25/2034	17	16
2.825% due 09/25/2035	698	669

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.451% due 01/19/2038	$1,842	$1,238
0.631% due 02/19/2034	5	4
1.178% due 12/19/2036	265	145
3.072% due 05/19/2033	60	60

Indymac Index Mortgage Loan Trust
5.047% due 09/25/2035	564	473

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	132	124

JPMorgan Mortgage Trust
2.190% due 11/25/2033	33	32
2.974% due 07/25/2035	407	395
3.112% due 07/25/2035	353	352
5.036% due 02/25/2035	60	60

MASTR Alternative Loans Trust
0.661% due 03/25/2036	78	31

MASTR Asset Securitization Trust
4.500% due 03/25/2018	5	5

Mellon Residential Funding Corp.
0.700% due 12/15/2030	23	22

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300	311

Merrill Lynch Floating Trust
0.802% due 07/09/2021	800	773

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	220	171
0.511% due 08/25/2036	52	42
2.349% due 02/25/2033	26	25

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	16,114	14,708

Nomura Asset Acceptance Corp.
2.730% due 10/25/2035	39	30

Residential Accredit Loans, Inc.
0.411% due 02/25/2047	273	143
0.441% due 06/25/2046	692	289
0.471% due 04/25/2046	292	128

RiverView HECM Trust
0.321% due 07/25/2047	2,254	2,137

Structured Adjustable Rate Mortgage Loan Trust
2.765% due 04/25/2034	80	71
2.770% due 02/25/2034	30	29
5.210% due 09/25/2034	108	100

Structured Asset Mortgage Investments, Inc.
0.451% due 07/25/2046	801	505
0.471% due 05/25/2046	184	104
0.481% due 05/25/2036	820	489
0.481% due 09/25/2047	600	251
0.511% due 07/19/2035	603	523
0.541% due 02/25/2036	984	598
0.611% due 03/19/2034	15	14
0.841% due 07/19/2034	8	7

Thornburg Mortgage Securities Trust
0.353% due 03/25/2037	1,752	1,711
0.371% due 11/25/2046	305	301

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	408	398

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	66	4
0.531% due 12/25/2045	104	90
0.551% due 10/25/2045	5,489	4,669
0.571% due 01/25/2045	17	14
0.581% due 01/25/2045	17	14
0.801% due 12/25/2027	65	58
1.028% due 02/25/2047	744	460
1.728% due 08/25/2042	12	11
2.700% due 06/25/2033	27	25
2.711% due 09/25/2033	2,312	2,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.785% due 03/25/2034	$99	$94
2.904% due 02/27/2034	11	12
3.154% due 07/25/2046	376	276
5.000% due 02/25/2037	794	628
5.489% due 11/25/2036	1,885	1,466

Washington Mutual Alternative Mortgage
Pass-Through Certificates
1.268% due 07/25/2046	133	63

Wells Fargo Mortgage-Backed Securities Trust
2.845% due 04/25/2036	52	50
3.425% due 03/25/2036	257	228
4.500% due 11/25/2018	120	121
4.750% due 10/25/2018	58	59

		64,720

MUNICIPAL BONDS & NOTES 2.6%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	2,700	2,722
7.500% due 04/01/2034	2,500	2,589

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
6.138% due 12/01/2039	3,100	2,791

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,389

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (d)	600	337

Iowa State Tobacco Settlement Authority Revenue
Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,035

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	264

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	5

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,150	2,188

		13,320

	SHARES
PREFERRED SECURITIES 0.1%

DG Funding Trust
0.681% due 06/01/2047	58	443

SLM Corp.
3.143% due 06/01/2047	500	9
3.193% due 06/01/2047	3,100	57

		509

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
0.000% due 06/01/2017 (i)	$2,600	2,124
0.381% due 03/25/2034	18	18
0.411% due 08/25/2034	11	10
0.461% due 10/27/2037	1,600	1,598
2.138% due 12/01/2034	17	18
2.461% due 10/01/2034	7	7
2.688% due 11/01/2034	127	133
3.500% due 12/01/2025 - 01/01/2026	21,000	21,158
4.000% due 01/01/2026 - 02/01/2041	30,000	30,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/01/2026		$18,000	$18,875
5.050% due 02/01/2021		31	31
5.500% due 03/25/2028 - 05/01/2047		260	272
6.000% due 07/25/2044		64	71

Freddie Mac
0.490% due 02/15/2019		572	573
0.541% due 09/25/2031		44	41
0.760% due 04/15/2028		519	522
1.542% due 10/25/2044		95	93
2.561% due 02/01/2029		14	14
3.297% due 04/01/2037		128	134
4.500% due 02/15/2017		90	92
5.000% due 03/15/2017		59	61
6.000% due 04/15/2036		926	1,016

Ginnie Mae
3.125% due 11/20/2024		4	4
6.000% due 09/20/2038		316	341

			77,513

U.S. TREASURY OBLIGATIONS 1.6%

Treasury Inflation Protected Securities (e)
2.375% due 04/15/2011		881	890
3.375% due 01/15/2012		616	644

U.S. Treasury Notes
2.750% due 02/15/2019		1,100	1,086
3.125% due 05/15/2019 (i)		2,300	2,325
3.625% due 08/15/2019 (f)(i)		3,000	3,134

			8,079

Total United States (Cost $337,346)			349,000

SHORT-TERM INSTRUMENTS 11.3%

REPURCHASE AGREEMENTS 5.7%

Barclays Capital, Inc.
0.250% due 01/03/2011		$28,900	28,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.500% due 05/15/2020 valued at $29,675. Repurchase proceeds are $28,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011		645	645
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $661. Repurchase proceeds are $645.)

			29,545

JAPAN TREASURY BILLS 5.0%
0.121% due 01/12/2011 - 01/20/2011 (c)	JPY	2,120,000	26,111

U.S. TREASURY BILLS 0.6%
0.168% due 01/13/2011 - 06/16/2011 (c)(f)(g)(i)		$3,016	3,014

Total Short-Term Instruments (Cost $57,805)			58,670

PURCHASED OPTIONS (k) 0.0%
(Cost $22)			0

Total Investments 112.2% (Cost $568,343)			$583,327

Written Options (l) (0.1%) (Premiums $479)			(598)

Other Assets and Liabilities (Net) (12.1%)			(62,902)

Net Assets 100.0%			$519,827

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $2,744 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $600 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $14,387 at a weighted average interest rate of 0.223%. On December 31, 2010, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,372 and cash of $212 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2011	50	$18
Euro-Bobl March Futures	Long	03/2011	93	(36)
Euro-BTP Italy Government Bond March Futures	Long	03/2011	4	(16)
Euro-Bund 10-Year Bond March Futures	Long	03/2011	371	(420)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2012	107	43

				$(411)

(j) Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	1.194%	$	1,000	$(19)	$0	$(19)
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	9.038%		100	28	0	28
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.321%		100	(1)	0	(1)
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	1.310%		200	(2)	0	(2)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.310%		500	(6)	0	(6)
Bank of America Corp.	JPM	(1.000%	)	09/20/2013	1.735%		600	12	47	(35)
Barclays Bank PLC	BNP	(2.250%	)	06/20/2014	2.241%		1,100	(1)	0	(1)
Barclays Bank PLC	BNP	(2.300%	)	06/20/2014	2.241%		600	(2)	0	(2)
Barclays Bank PLC	DUB	(2.230%	)	06/20/2019	2.543%		700	15	0	15
Barclays Bank PLC	DUB	(2.300%	)	06/20/2019	2.543%		300	5	0	5
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	0.856%		1,500	(8)	7	(15)
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	1.206%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.932%		5,900	(16)	266	(282)
Centex Corp.	BOA	(1.000%	)	06/20/2015	2.239%		1,000	50	36	14
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.977%		1,200	38	16	22
Centex Corp.	JPM	(1.000%	)	06/20/2015	2.239%		3,800	192	41	151
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	1.654%		4,700	176	(3)	179
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	1.293%		100	(9)	3	(12)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.535%		2,000	76	0	76
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	1.296%	EUR	6,600	(811)	247	(1,058)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.507%	$	1,000	37	64	(27)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	2.050%		1,000	63	0	63
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	1.027%		200	1	0	1
CSX Corp.	MLP	(0.230%	)	03/20/2012	0.128%		200	0	0	0
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.698%		2,000	(17)	46	(63)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	0.789%		200	(3)	0	(3)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.429%		4,500	311	472	(161)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.458%		800	(36)	0	(36)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.635%		1,000	0	0	0
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	0.883%		100	(2)	0	(2)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.989%		1,500	(43)	0	(43)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.338%		200	3	0	3
International Lease Finance Corp.	BCLY	(5.000%	)	09/20/2012	1.660%		9,500	(558)	772	(1,330)
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	1.338%		200	3	0	3
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	8.350%		200	16	0	16
JPMorgan Chase & Co.	CSFB	(0.760%	)	12/20/2017	0.893%		1,000	8	0	8
JPMorgan Chase & Co.	GSC	(1.000%	)	03/20/2018	1.086%		1,500	8	24	(16)
KB Home	DUB	(5.000%	)	03/20/2015	3.565%		1,200	(68)	(93)	25
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	2.303%		2,000	61	0	61
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	1.772%		1,000	(65)	0	(65)
Macy's Retail Holdings, Inc.	JPM	(1.000%	)	12/20/2016	1.546%		1,800	53	176	(123)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	1.151%		1,000	20	0	20

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

(j) Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	1.151%	$	1,000	$17	$0	$17
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.520%		200	17	0	17
MDC Holdings, Inc.	DUB	(1.000%	)	12/20/2012	0.972%		10,800	(10)	71	(81)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.952%		1,000	19	0	19
Morgan Stanley	DUB	(1.850%	)	09/20/2018	1.775%		500	(3)	0	(3)
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.748%		200	15	0	15
Motorola Solutions, Inc.	BCLY	(1.000%	)	12/20/2011	0.346%		1,400	(10)	51	(61)
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.533%		11,090	(107)	411	(518)
Nabors Industries, Inc.	GSC	(1.000%	)	03/20/2018	1.398%		7,800	194	90	104
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	1.433%		1,800	43	0	43
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	0.916%		500	(23)	0	(23)
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.267%		1,000	(7)	0	(7)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.169%		1,000	(70)	0	(70)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.853%		1,000	(5)	0	(5)
Sprint Capital Corp.	CITI	(5.000%	)	03/20/2012	1.102%		3,100	(154)	(142)	(12)
Sprint Nextel Corp.	CSFB	(1.000%	)	03/20/2012	1.102%		8,400	7	459	(452)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.965%		200	28	0	28
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	0.257%		200	(2)	0	(2)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	1.257%		4,000	30	136	(106)
UBS AG	BCLY	(2.250%	)	03/20/2014	0.735%	EUR	800	(52)	0	(52)
UBS AG	BNP	(2.980%	)	03/20/2019	1.086%	$	100	(14)	0	(14)
UBS AG	BOA	(2.280%	)	06/20/2018	1.068%		1,300	(105)	0	(105)
UBS AG	DUB	(1.000%	)	12/20/2017	1.056%		8,000	25	40	(15)
UST LLC	GSC	(0.720%	)	03/20/2018	0.301%		1,000	(28)	0	(28)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.586%		300	(9)	0	(9)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.148%		100	(2)	0	(2)
WPP Group PLC	BCLY	(3.750%	)	06/20/2017	1.124%	GBP	1,000	(240)	0	(240)
XL Group PLC	BCLY	(0.310%	)	03/20/2012	0.599%	$	100	0	0	0

								$(964)	$3,237	$(4,201)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	03/20/2015	0.447%	$	1,400	$32	$23	$10
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.815%	EUR	100	1	(15)	16
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.818%	$	500	91	8	83
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%		1,100	200	9	190
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.858%		200	38	3	35
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.818%		300	55	2	53
China Government International Bond	BCLY	0.850%	12/20/2014	0.557%		1,600	19	0	19
China Government International Bond	JPM	0.820%	12/20/2014	0.557%		300	3	0	3
China Government International Bond	RBS	0.810%	12/20/2014	0.557%		2,400	24	0	24
China Government International Bond	RBS	0.815%	12/20/2014	0.557%		1,000	10	0	10
Export-Import Bank of Korea	HSBC	1.000%	09/20/2011	0.634%		1,900	6	3	3
HSBC Finance Corp.	GSC	5.000%	06/20/2012	0.340%		1,000	71	12	59
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		5,100	(11)	(51)	40
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%		7,500	(18)	(83)	65
SLM Corp.	CITI	5.000%	06/20/2011	0.685%		1,200	27	(228)	255

							$548	$ (317)	$865

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%)	06/20/2017	$	11,422	$389	$34	$355
CDX.IG-8 10-Year Index	MLP	(0.600%)	06/20/2017		871	30	21	8
CDX.IG-9 10-Year Index	BCLY	(0.800%)	12/20/2017		3,098	79	13	66
CDX.IG-9 10-Year Index	DUB	(0.800%)	12/20/2017		1,839	47	69	(22)
CDX.IG-10 10-Year Index	GSC	(1.500%)	06/20/2018		2,420	(50)	(82)	31
CDX.IG-10 10-Year Index	MSC	(1.500%)	06/20/2018		484	(10)	(7)	(3)
CDX.IG-12 5-Year Index	DUB	(1.000%)	06/20/2014		6,250	(78)	135	(213)
CDX.IG-12 10-Year Index	GSC	(1.000%)	06/20/2019		6,448	(6)	298	(304)
CDX.IG-13 5-Year Index	DUB	(1.000%)	12/20/2014		11,500	(142)	(23)	(119)
CDX.IG-14 5-Year Index	BOA	(1.000%)	06/20/2015		1,000	(10)	(4)	(5)
CDX.IG-14 5-Year Index	CSFB	(1.000%)	06/20/2015		400	(4)	(2)	(2)
CDX.IG-14 5-Year Index	MSC	(1.000%)	06/20/2015		1,000	(10)	(4)	(5)

						$235	$448	$(213)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA.06-1 Index	CSFB	0.320%	07/25/2045	$	475	$(231)	$(142)	$(89)
ABX.HE.AAA.06-2 Index	DUB	0.110%	05/25/2046		485	(195)	(148)	(47)

						$(426)	$(290)	$(136)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$27	$1	$26
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	19	0	19
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	63,000	507	256	251
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		5,900	27	30	(3)
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	CITI	AUD	2,000	(11)	(5)	(6)
Pay	6-Month JPY-LIBOR	0.450%	12/21/2012	RBS	JPY	8,400,000	41	(2)	43
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB		5,120,000	1,541	932	609
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		1,420,000	428	248	180

							$2,579	$1,460	$1,119

(k)	Purchased options outstanding on December 31, 2010:

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 4.000% due 01/01/2026	$95.000	01/06/2011	$69,000	$8	$0
Put - OTC Fannie Mae 4.500% due 01/01/2026	96.000	01/12/2011	90,000	11	0
Put - OTC Fannie Mae 4.500% due 01/01/2041	91.500	01/06/2011	30,000	3	0

				$22	$0

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$123.000	01/21/2011	91	$29	$13
Put - CBOT U.S. Treasury 10-Year Note February Futures	118.000	01/21/2011	91	54	24

				$83	$37

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	39,100	$209	$530
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	12
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	01/24/2011	$	3,500	21	19
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		3,500	35	0

								$396	$561

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 12/31/2009	194	$94,100	EUR 17,100	$1,342
Sales	1,471	347,500	28,000	2,268
Closing Buys	(1,476)	(296,500)	(28,000)	(2,655)
Expirations	0	(10,800)	0	(166)
Exercised	(7)	(88,200)	0	(310)

Balance at 12/31/2010	182	$46,100	EUR 17,100	$479

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Ginnie Mae	5.000%	01/01/2041	$27,000	$28,772	$28,708
Ginnie Mae	5.500%	01/01/2041	38,000	41,349	41,070

				$70,121	$69,778

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	210	01/2011	CITI	$11	$0	$11
Buy	BRL	790	02/2011	JPM	18	0	18
Sell		4,509	02/2011	RBC	0	(83)	(83)
Buy		3,720	02/2011	UBS	38	0	38
Buy		3,156	03/2011	CITI	26	0	26
Buy		170	03/2011	HSBC	1	0	1
Sell		3,720	04/2011	UBS	0	(38)	(38)
Buy	CAD	7,834	02/2011	DUB	94	0	94
Buy	CNY	44,970	06/2011	BCLY	94	0	94
Sell		22,836	06/2011	DUB	0	(101)	(101)
Buy		30,618	09/2011	MSC	121	0	121
Sell		30,590	09/2011	RBS	0	(117)	(117)
Buy		9,648	01/2015	DUB	0	(13)	(13)
Buy		29,440	09/2015	RBS	297	0	297
Buy	DKK	830	02/2011	CITI	0	(3)	(3)
Sell		525	02/2011	CITI	0	(1)	(1)
Buy		59,093	02/2011	RBC	0	(404)	(404)
Sell		42,335	02/2011	RBC	290	0	290
Sell	EUR	291	01/2011	BNP	0	(5)	(5)
Sell		274	01/2011	BOA	4	0	4
Buy		295	01/2011	CITI	0	(7)	(7)
Sell		47,824	01/2011	CITI	1,364	(159)	1,205
Sell		399	01/2011	CSFB	0	(6)	(6)
Buy		198	01/2011	JPM	7	0	7
Sell		287	01/2011	JPM	3	0	3
Sell		13,992	01/2011	MSC	364	(158)	206
Buy		700	01/2011	RBC	19	0	19
Sell		628	01/2011	RBC	0	0	0
Buy		44,823	01/2011	RBS	1,224	(81)	1,143
Sell		20,194	01/2011	RBS	0	(165)	(165)
Buy		23,426	02/2011	CITI	159	0	159
Buy		19,480	02/2011	RBS	155	0	155
Buy	GBP	6,545	03/2011	BCLY	0	(8)	(8)
Buy		6,545	03/2011	DUB	0	(10)	(10)
Sell		1,048	03/2011	RBC	0	(15)	(15)
Buy		4,364	03/2011	RBS	0	(22)	(22)
Buy	IDR	10,923,600	01/2011	BCLY	12	0	12
Buy		5,777,100	01/2011	HSBC	11	0	11
Buy		5,868,800	01/2011	MSC	11	0	11
Sell		22,569,500	01/2011	RBS	0	(19)	(19)
Buy		893,187	07/2011	JPM	0	0	0
Buy		22,569,500	10/2011	RBS	25	0	25
Buy	INR	139	03/2011	BCLY	0	0	0
Buy		42,500	03/2011	CITI	3	0	3
Buy		163	03/2011	HSBC	0	0	0
Buy		169	03/2011	JPM	0	0	0
Sell		663	03/2011	JPM	0	0	0
Buy		76,091	03/2011	RBS	0	(1)	(1)
Buy		192	03/2011	UBS	0	0	0
Buy	JPY	69,275	01/2011	BCLY	21	0	21
Sell		214,962	01/2011	BNP	0	(83)	(83)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		1,821,070	01/2011	CITI	$753	$0	$753
Sell		12,000	01/2011	CITI	0	(4)	(4)
Sell		1,920,000	01/2011	DUB	0	(743)	(743)
Buy		1,975,449	01/2011	GSC	864	0	864
Buy		3,160,824	01/2011	JPM	1,298	0	1,298
Sell		200,000	01/2011	JPM	0	(69)	(69)
Buy		762,673	01/2011	RBC	337	0	337
Buy		4,782,824	01/2011	RBS	1,985	0	1,985
Buy	MYR	2,910	02/2011	BCLY	13	0	13
Buy		1,337	02/2011	CITI	8	0	8
Buy		1,790	02/2011	DUB	8	0	8
Buy		837	02/2011	JPM	4	0	4
Buy		950	02/2011	RBS	4	0	4
Buy	NOK	26,298	02/2011	CITI	57	0	57
Buy	SEK	3,480	02/2011	CITI	14	0	14
Buy		12,941	02/2011	RBC	0	(3)	(3)
Buy	SGD	1,910	03/2011	BOA	68	0	68
Buy		469	03/2011	DUB	15	0	15
Buy		400	03/2011	JPM	15	0	15
Buy		480	03/2011	RBS	18	0	18
Buy		3,492	06/2011	DUB	42	0	42
Buy	TWD	354	01/2011	DUB	0	0	0
Sell		116	01/2011	DUB	0	0	0
Sell		70	01/2011	JPM	0	0	0
Sell		109	01/2011	MSC	0	0	0
Sell		59	01/2011	UBS	0	0	0
Sell		421	04/2011	DUB	0	(1)	(1)
Buy	ZAR	97	01/2011	HSBC	1	0	1

					$9,876	$(2,319)	$7,557

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,276	$0	$2,276
Mortgage-Backed Securities	0	5,138	0	5,138
Brazil
Corporate Bonds & Notes	0	4,619	0	4,619
Sovereign Issues	0	1,128	0	1,128
Canada
Asset-Backed Securities	0	1,635	0	1,635
Corporate Bonds & Notes	0	1,090	0	1,090
Cayman Islands
Asset-Backed Securities	0	0	1,664	1,664
France
Corporate Bonds & Notes	0	3,216	0	3,216
Germany
Asset-Backed Securities	0	291	0	291
Corporate Bonds & Notes	0	3,183	0	3,183
Sovereign Issues	0	43,046	0	43,046
Ireland
Asset-Backed Securities	0	49	0	49
Corporate Bonds & Notes	0	2,388	0	2,388
Mortgage-Backed Securities	0	864	0	864
Italy
Asset-Backed Securities	0	548	0	548
Mortgage-Backed Securities	0	92	0	92
Sovereign Issues	0	15,149	0	15,149
Jersey, Channel Islands
Asset-Backed Securities	0	4,039	0	4,039
Corporate Bonds & Notes	0	1,673	0	1,673
Mexico
Corporate Bonds & Notes	0	3,188	0	3,188
Netherlands
Corporate Bonds & Notes	0	12,365	0	12,365
New Zealand
Corporate Bonds & Notes	0	1,652	0	1,652

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Norway
Corporate Bonds & Notes	$0	$946	$0	$946
Sovereign Issues	0	5,826	0	5,826
Qatar
Corporate Bonds & Notes	0	2,103	0	2,103
Sovereign Issues	0	3,328	0	3,328
Russia
Corporate Bonds & Notes	0	1,665	0	1,665
South Korea
Sovereign Issues	0	4,039	0	4,039
Spain
Corporate Bonds & Notes	0	3,461	0	3,461
Mortgage-Backed Securities	0	132	0	132
Switzerland
Corporate Bonds & Notes	0	11,430	0	11,430
United Arab Emirates
Sovereign Issues	0	2,212	0	2,212
United Kingdom
Corporate Bonds & Notes	0	11,673	1,062	12,735
Sovereign Issues	0	18,487	0	18,487
United States
Asset-Backed Securities	0	11,146	0	11,146
Bank Loan Obligations	0	6,896	0	6,896
Corporate Bonds & Notes	0	163,862	2,955	166,817
Mortgage-Backed Securities	0	62,580	2,140	64,720
Municipal Bonds & Notes	0	13,320	0	13,320
Preferred Securities	66	0	443	509
U.S. Government Agencies	0	77,513	0	77,513
U.S. Treasury Obligations	0	8,079	0	8,079
Short-Term Instruments
Repurchase Agreements	0	29,545	0	29,545
Japan Treasury Bills	0	26,111	0	26,111
U.S. Treasury Bills	0	3,014	0	3,014
Purchased Options
Interest Rate Contracts	0	0	0	0
	$66	$574,997	$8,264	$583,327

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments  PIMCO Global Bond Portfolio (Unhedged)  (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010

Short Sales, at value	$0	$(69,778)	$0	$(69,778)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,258	0	2,258
Foreign Exchange Contracts	0	9,876	0	9,876
Interest Rate Contracts	61	1,128	0	1,189
	$61	$13,262	$0	$13,323

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(5,943)	$0	$(5,943)
Foreign Exchange Contracts	0	(2,319)	0	(2,319)
Interest Rate Contracts	(472)	(607)	0	(1,079)
	$(472)	$(8,869)	$0	$(9,341)

Totals	$(345)	$509,612	$8,264	$517,531

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$0	$1,677	$0	$2	$0	$(15)	$0	$0	$1,664	$(15)
United Kingdom
Corporate Bonds & Notes	2,954	0	0	0	0	403	0	(2,295)	1,062	170
United States
Corporate Bonds & Notes	0	1,367	(26)	(8)	(2)	97	1,527	0	2,955	97
Mortgage-Backed Securities	0	2,187	(7)	2	0	(43)	0	0	2,140	(43)
Preferred Securities	515	0	0	0	0	(72)	0	0	443	(72)
U.S. Government Agencies	1,520	0	0	4	0	74	0	(1,598)	0	0

	$4,989	$5,231	$(33)	$0	$(2)	$444	$1,527	$(3,893)	$8,264	$137

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(4)	$0	$0	$0	$4	$0	$0	$0	$0	$0

Totals	$4,985	$5,231	$(33)	$0	$2	$444	$1,527	$(3,893)	$8,264	$137

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable(2)	$344	$0	$0	$0	$0	$344
Unrealized appreciation on foreign currency contracts	0	9,876	0	0	0	9,876
Unrealized appreciation on swap agreements	1,128	0	2,258	0	0	3,386

	$1,472	$9,876	$2,258	$0	$0	$13,606

Liabilities:
Written options outstanding	$598	$0	$0	$0	$0	$598
Unrealized depreciation on foreign currency contracts	0	2,319	0	0	0	2,319
Unrealized depreciation on swap agreements	9	0	5,943	0	0	5,952

	$607	$2,319	$5,943	$0	$0	$8,869

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(9)	$0	$0	$0	$0	$(9)
Net realized gain (loss) on futures contracts, written options and swaps	12,486	163	(2,092)	0	0	10,557
Net realized (loss) on foreign currency transactions	0	(3,548)	0	0	0	(3,548)

	$12,477	$(3,385)	$(2,092)	$0	$0	$7,000

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(22)	$0	$0	$0	$0	$(22)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	845	(156)	(520)	0	0	169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	11,174	0	0	0	11,174

	$823	$11,018	$(520)	$0	$0	$11,321

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(411) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

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December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a

22	PIMCO Variable Insurance Trust

December 31, 2010

monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into asset, credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or

24	PIMCO Variable Insurance Trust

December 31, 2010

entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

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December 31, 2010

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 71,232	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 6,507	$221,315	$(227,828)	$6	$0	$0	$16

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,879,904	$3,814,989	$1,277,615	$1,348,973

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	194	$2,600	191	$2,431
Administrative Class	15,747	207,813	22,282	285,875
Advisor Class	1,567	20,787	887	11,454
Issued as reinvestment of distributions
Institutional Class	17	228	25	320
Administrative Class	1,863	24,691	4,311	56,364
Advisor Class	110	1,469	112	1,470
Cost of shares redeemed
Institutional Class	(76)	(1,012)	(92)	(1,131)
Administrative Class	(23,920)	(311,258)	(8,650)	(110,047)
Advisor Class	(286)	(3,927)	(105)	(1,359)
Net increase (decrease) resulting from Portfolio share transactions	(4,784)	$(58,609)	18,961	$245,377

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	2	95
Administrative Class	4	87	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 25,307	$561	$10,429		$(6,814)	$—	$ (3,662)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$571,714	$22,374		$(10,761)	$11,613

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$24,388	$2,000	$—
12/31/2009	$55,097	$3,057	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust

Annual Report	December 31, 2010	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

34	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

36	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA27_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Global Multi-Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”). The Portfolio may also invest in a combination of affiliated funds, including PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as Acquired Funds in this Annual Report (“Shareholder Report”).

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk and arbitrage risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in

non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns Chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	57.0%
Exchange-Traded Funds	22.1%
Short-Term Instruments	10.9%
Sovereign Issues	4.1%
U.S. Treasury Obligations	2.7%
Other	3.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (04/15/09)
PIMCO Global Multi-Asset Portfolio Administrative Class	11.35%	18.01%
MSCI World Index±	11.76%	26.60%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index±±	10.23%	18.92%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.54% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,147.20	$1,021.78
Expenses Paid During Period†	$3.68	$3.47

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.44%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®, as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»

Exposure to large-capitalization U.S. equities, which was partially obtained through equity index derivatives, contributed to absolute performance as the S&P 500 Index posted strong returns over the reporting period.

»	An allocation to diversified commodities contributed to relative performance as the Dow Jones-UBS Commodity Index Total Return outperformed the Portfolio’s benchmark index during the reporting period.

»	Exposure to gold, through an exchange-traded fund (“ETF”), contributed to performance as gold rallied substantially during the reporting period.

»

An underweight to global developed equities, which was partially obtained through equity index derivatives, was a significant detractor from relative performance as global developed equities posted positive returns for the reporting period.

»

An overweight to emerging market equities, which was obtained through exchange-traded funds (“ETFs”) and equity index derivatives, contributed to absolute performance as emerging market equities posted positive returns and outperformed developed market equities during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	04/15/2009-12/31/2009

Administrative Class
Net asset value beginning of year or period	$11.80	$10.00
Net investment income (a)	0.68	0.21
Net realized/unrealized gain on investments	0.64	1.72
Total income from investment operations	1.32	1.93
Dividends from net investment income	(0.38)	(0.09)
Distributions from net realized capital gains	(0.03)	(0.04)
Total distributions	(0.41)	(0.13)
Net asset value end of year or period	$12.71	$11.80
Total return	11.35%	19.25%
Net assets end of year or period (000s)	$166,517	$11,715
Ratio of expenses to average net assets	0.68%	0.86%*
Ratio of expenses to average net assets excluding waivers	1.12%	1.64%*
Ratio of net investment income to average net assets	5.57%	2.56%*
Portfolio turnover rate	71%**	136%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$297,530
Investments in Affiliates, at value	608,301
Repurchase agreements, at value	43,580
Cash	93
Deposits with counterparty	43
Foreign currency, at value	8
Receivable for investments sold	7,711
Receivable for investments sold on a delayed-delivery basis	13,997
Receivable for Portfolio shares sold	3,714
Interest and dividends receivable	1,002
Dividends receivable from Affiliates	7,523
Variation margin receivable	101
Swap premiums paid	1,180
Unrealized appreciation on foreign currency contracts	4,277
Unrealized appreciation on swap agreements	1,245
990,305

Liabilities:
Payable for investments purchased	$2,845
Payable for investments in Affiliates purchased	14,256
Payable for investments purchased on a delayed-delivery basis	32,625
Payable for short sales	1,990
Written options outstanding	1,011
Deposits from counterparty	8,801
Accrued related party fees	581
Variation margin payable	18
Swap premiums received	550
Unrealized depreciation on foreign currency contracts	3,141
Unrealized depreciation on swap agreements	918
Other liabilities	4
66,740

Net Assets	$923,565

Net Assets Consist of:
Paid in capital	$877,526
Undistributed net investment income	9,748
Accumulated undistributed net realized gain	12,768
Net unrealized appreciation	23,523
$923,565

Net Assets:
Administrative Class	$166,517
Advisor Class	757,048

Shares Issued and Outstanding:
Administrative Class	13,100
Advisor Class	59,492

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$12.71
Advisor Class	12.72

Cost of Investments Owned	$283,308
Cost of Investments in Affiliates Owned	$601,092
Cost of Repurchase Agreements Owned	$43,580
Cost of Foreign Currency Held	$9
Proceeds Received on Short Sales	$1,987
Premiums Received on Written Options	$694

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$1,267
Dividends	1,028
Dividends from Affiliate investments	24,655
Total Income	26,950

Expenses:
Investment advisory fees	3,816
Supervisory and administrative fees	222
Servicing fees – Administrative Class	110
Distribution and/or servicing fees – Advisor Class	862
Trustees' fees	4
Interest expense	3
Miscellaneous expense	17
Total Expenses	5,034
Waiver by PIMCO	(1,810)
Net Expenses	3,224

Net Investment Income	23,726

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,881
Net realized gain on Affiliate investments	382
Net capital gain distributions received from Underlying Funds	1,664
Net realized gain on futures contracts, written options and swaps	12,717
Net realized (loss) on foreign currency transactions	(2,348)
Net change in unrealized appreciation on investments	14,068
Net change in unrealized appreciation on Affiliate investments	7,163
Net change in unrealized appreciation on futures contracts, written options and swaps	858
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,222
Net Gain	43,607

Net Increase in Net Assets Resulting from Operations	$67,333

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2010	7

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Period from April 15, 2009 to December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$23,726	$247
Net realized gain	18,250	372
Net realized gain on Affiliate investments	382	56
Net capital gain distributions received from Underlying Funds	1,664	14
Net change in unrealized appreciation	16,148	165
Net change in unrealized appreciation on Affiliate investments	7,163	47
Net increase resulting from operations	67,333	901

Distributions to Shareholders:
From net investment income
Administrative Class	(3,794)	(64)
Advisor Class	(15,950)	(126)
From net realized capital gains
Administrative Class	(376)	(35)
Advisor Class	(1,785)	(65)

Total Distributions	(21,905)	(290)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	840,945	36,581

Total Increase in Net Assets	886,373	37,192

Net Assets:
Beginning of period	37,192	0
End of year*	$923,565	$37,192

*Including undistributed net investment income of:	$9,748	$206

**	See note 12 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments  PIMCO Global Multi-Asset Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.7%

BANKING & FINANCE 2.3%

American General Finance Corp.
5.200% due 12/15/2011		$800	$781
5.625% due 08/17/2011		400	396
5.900% due 09/15/2012		300	285

Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,504

Dexia Credit Local
2.000% due 03/05/2013		3,200	3,220

Kreditanstalt fuer Wiederaufbau
4.625% due 12/14/2012		3,200	3,446

NIBC Bank NV
2.800% due 12/02/2014		3,200	3,301

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,500	1,567

Qatari Diar Finance QSC
5.000% due 07/21/2020		1,400	1,396

Royal Bank of Scotland Group PLC
3.000% due 12/09/2011		3,200	3,267

			21,163

INDUSTRIALS 0.2%

New York Times Co.
5.000% due 03/15/2015		2,000	1,956

UTILITIES 0.2%

BP Capital Markets PLC
0.442% due 04/11/2011		500	500
3.625% due 05/08/2014		300	309

Qwest Corp.
8.875% due 03/15/2012		1,000	1,084

			1,893

Total Corporate Bonds & Notes (Cost $24,619)			25,012

U.S. GOVERNMENT AGENCIES 0.2%

Fannie Mae
4.000% due 01/01/2041		2,000	1,992

Total U.S. Government Agencies (Cost $1,993)			1,992

U.S. TREASURY OBLIGATIONS 2.8%

Treasury Inflation Protected Securities (a)
1.250% due 07/15/2020 (e)		3,711	3,805
2.000% due 01/15/2026 (d)(e)		6,282	6,686
2.500% due 01/15/2029 (e)		4,278	4,868

U.S. Treasury Notes
0.500% due 11/30/2012		900	899
0.500% due 10/15/2013 (e)		9,300	9,198
0.625% due 06/30/2012		200	201

Total U.S. Treasury Obligations (Cost $25,686)			25,657

SOVEREIGN ISSUES 4.2%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017	BRL	21,000	11,599

Canada Government International Bond
1.500% due 06/01/2012	CAD	25,900	26,039

Export-Import Bank of Korea
1.352% due 03/13/2012		$1,300	1,300

Total Sovereign Issues (Cost $37,820)			38,938

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 58.6%

PIMCO CommodityRealReturn Strategy Fund® (b)(c)	361,331	$3,357

PIMCO Developing Local Markets Fund (b)(c)	751,746	7,969

PIMCO Emerging Local Bond Fund (b)(c)	4,070,806	43,354

PIMCO Emerging Markets and Infrastructure Bond Fund (b)(c)	4,665,169	52,903

PIMCO Emerging Markets Bond Fund (b)(c)	1,543,953	17,138

PIMCO EqS Pathfinder FundTM (b)(c)	7,586,938	77,083

PIMCO Global Advantage Strategy Bond Fund (b)(c)	7,435,908	82,762

PIMCO Global Bond Fund (Unhedged) (b)(c)	1,641,289	15,937

PIMCO Investment Grade Corporate Bond Fund (b)(c)	1,314,065	13,771

PIMCO StocksPLUS® Fund Fund (b)(c)	16,288,609	136,824

PIMCO Total Return Fund (b)(c)	5,513,957	59,826

PIMCO Unconstrained Bond Fund (b)(c)	2,713,597	30,121

Total Mutual Funds (Cost $533,655)		541,045

EXCHANGE-TRADED FUNDS 22.7%

iShares MSCI EAFE Index Fund	919,287	53,530

iShares S&P National Municipal Bond Fund	28,000	2,777

PIMCO 3-7 Year U.S. Treasury Index Fund (b)(c)	10,000	769

PIMCO Investment Grade Corporate Bond Index Fund (b)(c)	68,346	6,758

SPDR Gold Trust	350,292	48,593

Vanguard Emerging Markets ETF	2,026,907	97,596

Total Exchange-Traded Funds (Cost $195,894)		210,023

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.2%

REPURCHASE AGREEMENTS 4.7%

Banc of America Securities LLC
0.260% due 01/03/2011	$800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $829. Repurchase proceeds are $800.)

Barclays Capital, Inc.
0.250% due 01/03/2011	16,800	16,800
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% - 4.625% due 02/15/2040 - 05/15/2040 valued at $17,417. Repurchase proceeds are $16,800.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/03/2011	$4,000	$4,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 06/30/2017 valued at $4,100. Repurchase proceeds are $4,000.)
0.280% due 01/03/2011	5,200	5,200
(Dated 12/31/2010. Collateralized by Fannie Mae 6.000% due 05/01/2038 valued at $4,568 and Freddie Mac 4.500% due 01/01/2041 valued at $829. Repurchase proceeds are $5,200.)

BNP Paribas Securities Corp.
0.180% due 01/03/2011	800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $820. Repurchase proceeds are $800.)

Credit Suisse Securities (USA) LLC
0.230% due 01/03/2011	5,300	5,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.000% - 3.500% due 12/31/2011 - 05/15/2020 valued at $5442. Repurchase proceeds are $5300.)
0.280% due 01/03/2011	800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $820. Repurchase proceeds are $800.)

Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	4,900	4,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $5,045. Repurchase proceeds are $4,900.)

J.P. Morgan Securities, Inc.
0.200% due 01/03/2011	800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $818. Repurchase proceeds are $800.)
0.280% due 01/03/2011	1,700	1,700
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,749. Repurchase proceeds are $1,700.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	2,480	2,480
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,532. Repurchase proceeds are $2,480.)

		43,580

U.S. TREASURY BILLS 0.0%
0.177% due 01/13/2011 (d)	170	170

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.5%
	5,963,323	59,729

Total Short-Term Instruments (Cost $103,493)		103,479

PURCHASED OPTIONS (g) 0.4%
(Cost $4,820)		3,265

Total Investments 102.8% (Cost $927,980)		$949,411

Written Options (h) (0.1%) (Premiums $694)		(1,011)

Other Assets and Liabilities (Net) (2.7%)		(24,835)

Net Assets 100.0%		$923,565

See Accompanying Notes	Annual Report	December 31, 2010	9

Consolidated Schedule of Investments  PIMCO Global Multi-Asset Portfolio  (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $1,031 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $2,103 and cash of $43 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2011	101	$17
90-Day Eurodollar March Futures	Long	03/2012	525	198
E-mini S&P 500 Index March Futures	Long	03/2011	366	757
U.S. Treasury 10-Year Note March Futures	Long	03/2011	14	(49)
Wheat March Futures	Long	03/2011	2	3
Wheat March Futures	Short	03/2011	2	(1)

				$925

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.735%	$	2,000	$58	$116	$(58)
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.383%		1,000	(8)	14	(22)

								$50	$130	$(80)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil SAB de C.V.	DUB	1.000%	03/20/2012	0.754%	$	1,000	$4	$(2)	$6
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%		100	1	(7)	8
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.818%		600	109	9	100
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%		700	26	(10)	36
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%		200	36	(7)	43
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.158%		200	1	(15)	16
Brazil Government International Bond	BCLY	1.000%	06/20/2011	0.508%		3,700	10	9	1
China Government International Bond	BCLY	1.000%	06/20/2011	0.234%		1,700	7	9	(2)
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.346%		1,400	2	0	2
Gazprom Via Gazprom International S.A.	GSC	1.000%	03/20/2011	0.803%		700	1	(6)	7
Mexico Government International Bond	DUB	1.000%	03/20/2011	0.525%		2,000	3	6	(3)
South Korea Government Bond	DUB	1.000%	03/20/2011	0.522%		1,400	2	5	(3)

							$202	$(9)	$211

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	49,480	$(781)	$(215)	$(566)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	(286)	(202)	(84)
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		1,470	(24)	(32)	8
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		9,500	381	444	(63)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	110	132	(22)
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		2,650	111	123	(12)

							$(489)	$250	$(739)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	57,100	$460	$163	$297
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		8,400	30	38	(8)
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		11,300	5	9	(4)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		7,600	2	5	(3)
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		10,600	62	62	0
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	CITI	$	1,400	(3)	(7)	4
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	JPM		2,500	(3)	(11)	8

							$553	$259	$294

Total Return Swaps on Indices and Securities
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF3T Index	7,029	3-Month USD-LIBOR plus a specified spread	$	4,690	01/27/2011	BCLY	$53
Receive	DJUBSTR Index	15,118	3-Month USD-LIBOR plus a specified spread		4,880	01/27/2011	BCLY	53
Receive	DJUBSTR Index	19,703	3-Month USD-LIBOR plus a specified spread		6,360	01/27/2011	GSC	69
Receive	ENHGD84T Index	14,828	3-Month USD-LIBOR plus a specified spread		6,000	01/27/2011	GSC	65
Receive(7)	Sberbank of Russia	591,855	0.650%		2,083	12/13/2011	GSC	(68)
Receive	DJUBSF3T Index	1,903	3-Month USD-LIBOR plus a specified spread		1,270	01/27/2011	JPM	14
Receive	DJUBSTR Index	37,052	3-Month USD-LIBOR plus a specified spread		11,960	01/27/2011	JPM	129
Receive	DJUBSTR Index	27,417	3-Month USD-LIBOR plus a specified spread		8,850	01/27/2011	MSC	95
Receive	MOTT3001 Index	23,942	3-Month USD-LIBOR plus a specified spread		8,300	01/27/2011	MSC	89
Receive	MOTT3002 Index	30,606	3-Month USD-LIBOR plus a specified spread		10,460	01/27/2011	MSC	113
Receive	MOTT3007 Index	2,677	3-Month USD-LIBOR plus a specified spread		910	01/27/2011	MSC	10

								$622

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(7)	At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (8)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. PM	$0.050	02/11/2011	DUB	$	100	$2	$0	$2
Pay	London Gold Market Fixing Ltd. PM	0.074	04/12/2011	GSC		100	3	0	3
Pay	London Gold Market Fixing Ltd. PM	0.072	06/08/2011	MSC		200	9	0	9
Pay	NYMEX Natural Gas February Futures	0.204	01/26/2011	SOG		100	1	0	1
Pay	S&P GSCI Crude Oil Index	0.111	05/17/2011	DUB		100	4	0	4

							$19	$0	$19

(8)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(g)	Purchased options outstanding on December 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	1	$11	$11
Put - OTC CBOT Wheat March Futures	730.000	02/18/2011	5	13	5

				$24	$16

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index January Futures	$1,000.000	01/22/2011	551	$914	$11

See Accompanying Notes	Annual Report	December 31, 2010	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio  (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	18,560	$210	$244
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	98	105
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	65
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	92
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	5.500%	11/16/2020		11,300	575	576
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.500%	11/16/2020		14,700	745	749

								$1,729	$1,831

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	$	0.953	01/10/2011	AUD	5,600	$37	$0
Call - OTC EUR versus USD		1.361	01/10/2011	EUR	4,100	31	15
Put - OTC EUR versus USD		1.000	05/04/2011		12,500	105	1
Put - OTC EUR versus USD		1.000	05/22/2015		47,700	1,911	1,264
Put - OTC NZD versus USD		0.735	01/10/2011	NZD	1,800	9	0
Put - OTC USD versus CHF	CHF	0.962	01/10/2011	$	4,100	21	127
Call - OTC USD versus NOK	NOK	6.259	01/10/2011		1,400	10	0
Call - OTC USD versus SEK	SEK	7.144	01/10/2011		1,400	10	0
Call - OTC USD versus JPY	JPY	84.700	01/10/2011		4,100	19	0

						$2,153	$1,407

(h)	Written options outstanding on December 31, 2010:

Options on Commodity Futures Contracts

Description	Exercise Price		Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$	250.000	12/31/2011	1	$11	$12
Put - OTC KCBT Wheat March Futures		750.000	02/18/2011	5	13	2

					$24	$14

Options on Exchange-Traded Futures Contracts

Description	Exercise Price		Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$	99.375	09/19/2011	66	$28	$38
Put - CME 90-Day Eurodollar September Futures		99.375	09/19/2011	66	41	28

					$69	$66

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,500	$10	$20
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		500	4	7
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,400	20	46
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,700	17	37
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		27,000	215	366
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	12	31
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,200	20	28
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,800	38	48
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	12
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,400	35	51
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	10	13
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,300	43	54
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,100	30	47

								$463	$760

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011	EUR	400	$2	$1

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC AUD versus USD	$	1.007	01/10/2011	AUD	5,600	$32	$97
Put - OTC EUR versus USD		1.288	01/10/2011	EUR	4,100	37	4
Call - OTC NZD versus USD		0.777	01/10/2011	NZD	1,800	8	13
Call - OTC USD versus CHF	CHF	1.008	01/10/2011	$	4,100	21	0
Put - OTC USD versus NOK	NOK	5.871	01/10/2011		1,400	9	19
Put - OTC USD versus SEK	SEK	6.699	01/10/2011		1,400	9	11
Put - OTC USD versus JPY	JPY	81.100	01/10/2011		4,100	20	26

						$136	$170

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in NZD		Premium
Balance at 12/31/2009	10	$71	AUD	0	EUR	0	NZD	0	$74
Sales	483	80,098		5,600		27,200		1,800	2,965
Closing Buys	(353)	(9,069)		0		(22,700)		0	(2,326)
Expirations	(1)	0		0		0		0	0
Exercised	(1)	(3,900)		0		0		0	(19)

Balance at 12/31/2010	138	$67,200	AUD	5,600	EUR	4,500	NZD	1,800	$694

(i)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	01/01/2041	$2,000	$1,987	$1,990

(j)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,800	01/2011	CITI	$189	$0	$189
Buy		2,540	01/2011	CSFB	63	0	63
Buy		15,546	01/2011	RBS	867	0	867
Buy		898	01/2011	UBS	33	0	33
Sell		2,800	01/2011	UBS	0	(99)	(99)
Sell	BRL	46,752	03/2011	CITI	0	(392)	(392)
Sell	CAD	2,435	02/2011	DUB	0	(29)	(29)
Sell	CHF	2,092	01/2011	CITI	0	(138)	(138)
Sell		2,566	01/2011	RBS	0	(140)	(140)
Buy		2,063	01/2011	UBS	107	0	107
Sell		1,475	01/2011	UBS	0	(83)	(83)
Buy		7,500	02/2011	RBC	468	0	468
Sell	CNY	30,403	01/2011	CITI	0	(129)	(129)
Buy		30,402	01/2011	JPM	54	0	54
Buy		7,974	09/2011	BOA	30	0	30
Buy		9,960	09/2011	CITI	36	0	36
Sell		9,400	09/2011	DUB	9	0	9
Buy		19,890	09/2011	UBS	67	0	67
Buy		20,528	11/2011	DUB	78	0	78
Buy		200	11/2011	JPM	0	0	0
Sell		30,402	02/2012	JPM	0	(57)	(57)
Buy		9,400	09/2015	DUB	17	0	17
Sell	EUR	937	01/2011	BNP	0	(15)	(15)
Buy		13,293	01/2011	CITI	6	(187)	(181)
Sell		4,150	01/2011	CITI	0	(90)	(90)
Sell		2,050	01/2011	CSFB	0	(22)	(22)
Buy	GBP	6,936	03/2011	BCLY	0	(9)	(9)
Buy		6,935	03/2011	DUB	0	(11)	(11)
Buy		4,624	03/2011	RBS	0	(23)	(23)
Sell	HUF	246,689	01/2011	CITI	0	(52)	(52)
Sell	IDR	12,635,000	04/2011	BCLY	0	(50)	(50)
Sell	INR	105,106	03/2011	BOA	0	(81)	(81)
Buy	JPY	2,194,273	01/2011	CITI	803	0	803
Sell		1,750,000	01/2011	CITI	0	(24)	(24)
Buy		339,539	01/2011	CSFB	82	0	82
Buy		291,095	01/2011	GSC	127	0	127
Buy		466,043	01/2011	JPM	191	0	191
Buy		112,385	01/2011	RBC	50	0	50
Buy		704,963	01/2011	RBS	292	0	292

See Accompanying Notes	Annual Report	December 31, 2010	13

Consolidated Schedule of Investments  PIMCO Global Multi-Asset Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	174,553	01/2011	UBS	$0	$(50)	$(50)
Sell	KRW	2,608,202	01/2011	CITI	0	(180)	(180)
Buy		4,425,857	01/2011	JPM	78	0	78
Sell		1,817,655	01/2011	JPM	0	(136)	(136)
Sell		4,425,857	05/2011	JPM	0	(91)	(91)
Sell	MXN	64,865	02/2011	BCLY	0	(181)	(181)
Sell	MYR	1,460	02/2011	BCLY	0	(7)	(7)
Sell		1,330	02/2011	CITI	0	(5)	(5)
Sell		5,777	02/2011	DUB	0	(26)	(26)
Sell		1,240	02/2011	RBS	0	(5)	(5)
Buy	NOK	4,354	01/2011	CITI	46	0	46
Sell		4,189	01/2011	CITI	0	(18)	(18)
Buy		4,228	01/2011	CSFB	24	0	24
Buy		4,223	01/2011	UBS	23	0	23
Buy	NZD	1,000	01/2011	CITI	37	0	37
Sell		1,000	01/2011	CITI	0	(18)	(18)
Buy		900	01/2011	CSFB	20	0	20
Buy		900	01/2011	UBS	19	0	19
Sell	PLN	17,165	02/2011	BCLY	166	0	166
Buy	SEK	4,931	01/2011	CITI	33	0	33
Buy		4,825	01/2011	CSFB	17	0	17
Buy		4,813	01/2011	DUB	15	0	15
Sell		4,806	01/2011	MSC	0	(14)	(14)
Buy		10,507	02/2011	RBC	0	(2)	(2)
Sell	TRY	3,274	01/2011	BCLY	145	0	145
Buy	TWD	90,880	01/2011	DUB	85	0	85
Sell		25,601	01/2011	DUB	0	(57)	(57)
Sell		19,353	01/2011	JPM	0	(53)	(53)
Sell		29,792	01/2011	MSC	0	(77)	(77)
Sell		16,134	01/2011	UBS	0	(46)	(46)
Sell		90,880	04/2011	DUB	0	(118)	(118)
Sell	ZAR	49,679	01/2011	HSBC	0	(426)	(426)

					$4,277	$(3,141)	$1,136

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$21,163	$0	$21,163
Industrials	0	1,956	0	1,956
Utilities	0	1,893	0	1,893
U.S. Government Agencies	0	1,992	0	1,992
U.S. Treasury Obligations	0	25,657	0	25,657
Sovereign Issues	0	38,938	0	38,938
Mutual Funds	541,045	0	0	541,045
Exchange-Traded Funds	210,023	0	0	210,023
Short-Term Instruments
Repurchase Agreements	0	43,580	0	43,580
U.S. Treasury Bills	0	170	0	170
PIMCO Short-Term Floating NAV Portfolio	59,729	0	0	59,729
Purchased Options
Equity Contracts	11	0	0	11
Foreign Exchange Contracts	0	1,406	0	1,406
Interest Rate Contracts	0	1,832	0	1,832
Other Contracts	0	5	11	16
	$810,808	$138,592	$11	$949,411

Short Sales, at value	$0	$(1,990)	$0	$(1,990)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$227	$0	$227
Equity Contracts	757	0	0	757
Foreign Exchange Contracts	0	4,277	0	4,277
Interest Rate Contracts	215	309	0	524
Other Contracts	3	709	0	712
	$975	$5,522	$0	$6,497

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(837)	0	(837)
Equity Contracts	0	(68)	0	(68)
Foreign Exchange Contracts	0	(3,311)	0	(3,311)
Interest Rate Contracts	(49)	(840)	0	(889)
Other Contracts	(1)	0	(14)	(15)
	$(50)	$(5,056)	$(14)	$(5,120)

Totals	$811,733	$137,068	$(3)	$948,798

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Purchased Options
Other Contracts	$0	$11	$0	$0	$0	$0	$0	$0	$11	$0

Financial Derivative Instruments (7) - Liabilities
Other Contracts	$0	$0	$(23)	$0	$0	$9	$0	$0	$(14)	$9

Totals	$0	$11	$(23)	$0	$0	$9	$0	$0	$(3)	$9

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$1,831	$1,407	$0	$11	$16	$3,265
Variation margin receivable (2)	101	0	0	0	0	101
Unrealized appreciation on foreign currency contracts	0	4,277	0	0	0	4,277
Unrealized appreciation on swap agreements	309	0	227	0	709	1,245

	$2,241	$5,684	$227	$11	$725	$8,888

Liabilities:
Written options outstanding	$826	$170	$1	$0	$14	$1,011
Variation margin payable (2)	0	0	0	18	0	18
Unrealized depreciation on foreign currency contracts	0	3,141	0	0	0	3,141
Unrealized depreciation on swap agreements	15	0	835	68	0	918

	$841	$3,311	$836	$86	$14	$5,088

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(812)	$0	$(812)
Net realized gain (loss) on futures contracts, written options and swaps	239	375	(190)	5,105	7,188	12,717
Net realized (loss) on foreign currency transactions	0	(706)	0	0	0	(706)

	$239	$(331)	$(190)	$4,293	$7,188	$11,199

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$103	$(747)	$0	$(787)	$(8)	$(1,439)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	161	(34)	(607)	621	717	858
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,199	0	0	0	1,199

	$264	$418	$(607)	$(166)	$709	$618

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $925 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	15

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi- Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Distributions of income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Distributions of long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax

16	PIMCO Variable Insurance Trust

December 31, 2010

regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such

Annual Report	December 31, 2010	17

Notes to Financial Statements  (Cont.)

as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.

When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Exchange-Trade Funds  The Portfolio may invest in exchange-trade funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares.

18	PIMCO Variable Insurance Trust

December 31, 2010

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of

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Notes to Financial Statements  (Cont.)

Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds

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December 31, 2010

fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable

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Notes to Financial Statements  (Cont.)

exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

7. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary on January 14, 2009, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of December 31, 2010, net assets of the Portfolio were approximately $924 million, of which approximately $46 million, or approximately 5.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the GMA Subsidiary.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses;

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(vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2011, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2010, the remaining recoverable amount to PIMCO was $39,444.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2011, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended December 31, 2010, the amount was $1,767,183.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended December 31, 2010, the amount was $43,002.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Consolidated Statements of Assets and Liabilities.

The PIMCO Global Multi-Asset Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2010 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO 1-3 Year U.S. Treasury Index Fund	$1,127	$0	$(1,129)	$(2)	$4	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	447	300	0	0	22	769	23
PIMCO CommodityRealReturn Strategy Fund®	0	3,071	0	0	286	3,357	71
PIMCO Developing Local Markets Fund	0	8,187	0	0	(218)	7,969	27
PIMCO Emerging Local Bond Fund	1,247	55,559	(15,010)	322	1,236	43,354	2,266
PIMCO Emerging Markets and Infrustructure Bond Fund	1,416	51,566	0	0	(79)	52,903	2,116
PIMCO Emerging Markets Bond Fund	1,061	20,415	(3,785)	110	(663)	17,138	151
PIMCO EqS Pathfinder FundTM	0	73,626	0	0	3,457	77,083	834
PIMCO Global Advantage Strategy Bond Fund	3,120	80,282	0	0	(640)	82,762	3,920

Annual Report	December 31, 2010	23

Notes to Financial Statements  (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO Global Bond Fund (Unhedged)	$1,836	$23,377	$(9,058)	$(110)	$(108)	$15,937	$1,038
PIMCO Investment Grade Corporate Bond Fund	1,653	14,181	(1,034)	(15)	(1,014)	13,771	1,693
PIMCO Investment Grade Corporate Bond Index Fund	0	6,940	0	0	(182)	6,758	43
PIMCO Real Return Fund	0	0	0	0	0	0	0
PIMCO RealEstateRealReturn Strategy Fund	0	0	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio	7,505	263,606	(211,400)	30	(12)	59,729	106
PIMCO StocksPLUS® Fund	3,899	128,090	(2,500)	18	7,317	136,824	8,590
PIMCO Total Return Fund	2,385	62,758	(3,263)	29	(2,083)	59,826	3,438
PIMCO Unconstrained Bond Fund	0	30,281	0	0	(160)	30,121	339
Totals	$25,696	$822,239	$(247,179)	$382	$7,163	$608,301	$24,655

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$158,354	$130,975	$964,013	$161,868

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Period from 04/15/2009 to 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	11,847	$143,754	1,286	$14,705
Advisor Class	56,094	678,296	2,256	26,474
Issued as reinvestment of distributions
Administrative Class	328	4,109	9	99
Advisor Class	1,420	17,796	16	191
Cost of shares redeemed
Administrative Class	(68)	(809)	(302)	(3,572)
Advisor Class	(182)	(2,201)	(112)	(1,316)
Net increase resulting from Portfolio share transactions	69,439	$840,945	3,153	$36,581

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	2	100	*
Advisor Class	3	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

24	PIMCO Variable Insurance Trust

December 31, 2010

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in it’s Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral
$22,751	$5,084	$19,323		$(1,119)	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and ETF Trust adjustments.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$929,068	$27,541		$(7,198)	$20,343

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and ETF Trust adjustments.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$21,744	$161	$—
12/31/2009	$290	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

15. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the Administrative Class for the year then ended and for the period April 15, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HUF	Hungarian Forint

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CMBX	Commercial Mortgage-Backed Index	ENHGD84T	Dow Jones-AIG E84 Total Return	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts

Annual Report	December 31, 2010	27

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2010	29

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

32	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA31_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Global Multi-Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”). The Portfolio may also invest in a combination of affiliated funds, including PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as Acquired Funds in this Annual Report (“Shareholder Report”).

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk and arbitrage risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in

non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns Chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mutual Funds	57.0%
Exchange-Traded Funds	22.1%
Short-Term Instruments	10.9%
Sovereign Issues	4.1%
U.S. Treasury Obligations	2.7%
Other	3.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (04/15/09)
PIMCO Global Multi-Asset Portfolio Advisor Class	11.34%	17.92%
MSCI World Index±	11.76%	26.60%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index±±	10.23%	18.92%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.64% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,145.83	$1,021.27
Expenses Paid During Period†	$4.22	$3.97

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.44%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®, as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»

Exposure to large-capitalization U.S. equities, which was partially obtained through equity index derivatives, contributed to absolute performance as the S&P 500 Index posted strong returns over the reporting period.

»	An allocation to diversified commodities contributed to relative performance as the Dow Jones-UBS Commodity Index Total Return outperformed the Portfolio’s benchmark index during the reporting period.

»	Exposure to gold, through an exchange-traded fund (“ETF”), contributed to performance as gold rallied substantially during the reporting period.

»

An underweight to global developed equities, which was partially obtained through equity index derivatives, was a significant detractor from relative performance as global developed equities posted positive returns for the reporting period.

»

An overweight to emerging market equities, which was obtained through exchange-traded funds (“ETFs”) and equity index derivatives, contributed to absolute performance as emerging market equities posted positive returns and outperformed developed market equities during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	04/15/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$11.79	$10.00
Net investment income (a)	0.70	0.34
Net realized/unrealized gain on investments	0.62	1.58
Total income from investment operations	1.32	1.92
Dividends from net investment income	(0.36)	(0.09)
Distributions from net realized capital gains	(0.03)	(0.04)
Total distributions	(0.39)	(0.13)
Net asset value end of year or period	$12.72	$11.79
Total return	11.34%	19.11%
Net assets end of year or period (000s)	$757,048	$25,477
Ratio of expenses to average net assets	0.78%	0.92%*
Ratio of expenses to average net assets excluding waivers	1.22%	2.15%*
Ratio of net investment income to average net assets	5.69%	4.01%*
Portfolio turnover rate	71%**	136%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$297,530
Investments in Affiliates, at value	608,301
Repurchase agreements, at value	43,580
Cash	93
Deposits with counterparty	43
Foreign currency, at value	8
Receivable for investments sold	7,711
Receivable for investments sold on a delayed-delivery basis	13,997
Receivable for Portfolio shares sold	3,714
Interest and dividends receivable	1,002
Dividends receivable from Affiliates	7,523
Variation margin receivable	101
Swap premiums paid	1,180
Unrealized appreciation on foreign currency contracts	4,277
Unrealized appreciation on swap agreements	1,245
990,305

Liabilities:
Payable for investments purchased	$2,845
Payable for investments in Affiliates purchased	14,256
Payable for investments purchased on a delayed-delivery basis	32,625
Payable for short sales	1,990
Written options outstanding	1,011
Deposits from counterparty	8,801
Accrued related party fees	581
Variation margin payable	18
Swap premiums received	550
Unrealized depreciation on foreign currency contracts	3,141
Unrealized depreciation on swap agreements	918
Other liabilities	4
66,740

Net Assets	$923,565

Net Assets Consist of:
Paid in capital	$877,526
Undistributed net investment income	9,748
Accumulated undistributed net realized gain	12,768
Net unrealized appreciation	23,523
$923,565

Net Assets:
Administrative Class	$166,517
Advisor Class	757,048

Shares Issued and Outstanding:
Administrative Class	13,100
Advisor Class	59,492

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$12.71
Advisor Class	12.72

Cost of Investments Owned	$283,308
Cost of Investments in Affiliates Owned	$601,092
Cost of Repurchase Agreements Owned	$43,580
Cost of Foreign Currency Held	$9
Proceeds Received on Short Sales	$1,987
Premiums Received on Written Options	$694

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$1,267
Dividends	1,028
Dividends from Affiliate investments	24,655
Total Income	26,950

Expenses:
Investment advisory fees	3,816
Supervisory and administrative fees	222
Servicing fees – Administrative Class	110
Distribution and/or servicing fees – Advisor Class	862
Trustees' fees	4
Interest expense	3
Miscellaneous expense	17
Total Expenses	5,034
Waiver by PIMCO	(1,810)
Net Expenses	3,224

Net Investment Income	23,726

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,881
Net realized gain on Affiliate investments	382
Net capital gain distributions received from Underlying Funds	1,664
Net realized gain on futures contracts, written options and swaps	12,717
Net realized (loss) on foreign currency transactions	(2,348)
Net change in unrealized appreciation on investments	14,068
Net change in unrealized appreciation on Affiliate investments	7,163
Net change in unrealized appreciation on futures contracts, written options and swaps	858
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,222
Net Gain	43,607

Net Increase in Net Assets Resulting from Operations	$67,333

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2010	7

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Period from April 15, 2009 to December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$23,726	$247
Net realized gain	18,250	372
Net realized gain on Affiliate investments	382	56
Net capital gain distributions received from Underlying Funds	1,664	14
Net change in unrealized appreciation	16,148	165
Net change in unrealized appreciation on Affiliate investments	7,163	47
Net increase resulting from operations	67,333	901

Distributions to Shareholders:
From net investment income
Administrative Class	(3,794)	(64)
Advisor Class	(15,950)	(126)
From net realized capital gains
Administrative Class	(376)	(35)
Advisor Class	(1,785)	(65)

Total Distributions	(21,905)	(290)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	840,945	36,581

Total Increase in Net Assets	886,373	37,192

Net Assets:
Beginning of period	37,192	0
End of year*	$923,565	$37,192

*Including undistributed net investment income of:	$9,748	$206

**	See note 12 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments  PIMCO Global Multi-Asset Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.7%

BANKING & FINANCE 2.3%

American General Finance Corp.
5.200% due 12/15/2011		$800	$781
5.625% due 08/17/2011		400	396
5.900% due 09/15/2012		300	285

Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,504

Dexia Credit Local
2.000% due 03/05/2013		3,200	3,220

Kreditanstalt fuer Wiederaufbau
4.625% due 12/14/2012		3,200	3,446

NIBC Bank NV
2.800% due 12/02/2014		3,200	3,301

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,500	1,567

Qatari Diar Finance QSC
5.000% due 07/21/2020		1,400	1,396

Royal Bank of Scotland Group PLC
3.000% due 12/09/2011		3,200	3,267

			21,163

INDUSTRIALS 0.2%

New York Times Co.
5.000% due 03/15/2015		2,000	1,956

UTILITIES 0.2%

BP Capital Markets PLC
0.442% due 04/11/2011		500	500
3.625% due 05/08/2014		300	309

Qwest Corp.
8.875% due 03/15/2012		1,000	1,084

			1,893

Total Corporate Bonds & Notes (Cost $24,619)			25,012

U.S. GOVERNMENT AGENCIES 0.2%

Fannie Mae
4.000% due 01/01/2041		2,000	1,992

Total U.S. Government Agencies (Cost $1,993)			1,992

U.S. TREASURY OBLIGATIONS 2.8%

Treasury Inflation Protected Securities (a)
1.250% due 07/15/2020 (e)		3,711	3,805
2.000% due 01/15/2026 (d)(e)		6,282	6,686
2.500% due 01/15/2029 (e)		4,278	4,868

U.S. Treasury Notes
0.500% due 11/30/2012		900	899
0.500% due 10/15/2013 (e)		9,300	9,198
0.625% due 06/30/2012		200	201

Total U.S. Treasury Obligations (Cost $25,686)			25,657

SOVEREIGN ISSUES 4.2%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017	BRL	21,000	11,599

Canada Government International Bond
1.500% due 06/01/2012	CAD	25,900	26,039

Export-Import Bank of Korea
1.352% due 03/13/2012		$1,300	1,300

Total Sovereign Issues (Cost $37,820)			38,938

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 58.6%

PIMCO CommodityRealReturn Strategy Fund® (b)(c)	361,331	$3,357

PIMCO Developing Local Markets Fund (b)(c)	751,746	7,969

PIMCO Emerging Local Bond Fund (b)(c)	4,070,806	43,354

PIMCO Emerging Markets and Infrastructure Bond Fund (b)(c)	4,665,169	52,903

PIMCO Emerging Markets Bond Fund (b)(c)	1,543,953	17,138

PIMCO EqS Pathfinder FundTM (b)(c)	7,586,938	77,083

PIMCO Global Advantage Strategy Bond Fund (b)(c)	7,435,908	82,762

PIMCO Global Bond Fund (Unhedged) (b)(c)	1,641,289	15,937

PIMCO Investment Grade Corporate Bond Fund (b)(c)	1,314,065	13,771

PIMCO StocksPLUS® Fund Fund (b)(c)	16,288,609	136,824

PIMCO Total Return Fund (b)(c)	5,513,957	59,826

PIMCO Unconstrained Bond Fund (b)(c)	2,713,597	30,121

Total Mutual Funds (Cost $533,655)		541,045

EXCHANGE-TRADED FUNDS 22.7%

iShares MSCI EAFE Index Fund	919,287	53,530

iShares S&P National Municipal Bond Fund	28,000	2,777

PIMCO 3-7 Year U.S. Treasury Index Fund (b)(c)	10,000	769

PIMCO Investment Grade Corporate Bond Index Fund (b)(c)	68,346	6,758

SPDR Gold Trust	350,292	48,593

Vanguard Emerging Markets ETF	2,026,907	97,596

Total Exchange-Traded Funds (Cost $195,894)		210,023

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.2%

REPURCHASE AGREEMENTS 4.7%

Banc of America Securities LLC
0.260% due 01/03/2011	$800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $829. Repurchase proceeds are $800.)

Barclays Capital, Inc.
0.250% due 01/03/2011	16,800	16,800
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% - 4.625% due 02/15/2040 - 05/15/2040 valued at $17,417. Repurchase proceeds are $16,800.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/03/2011	$4,000	$4,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 06/30/2017 valued at $4,100. Repurchase proceeds are $4,000.)
0.280% due 01/03/2011	5,200	5,200
(Dated 12/31/2010. Collateralized by Fannie Mae 6.000% due 05/01/2038 valued at $4,568 and Freddie Mac 4.500% due 01/01/2041 valued at $829. Repurchase proceeds are $5,200.)

BNP Paribas Securities Corp.
0.180% due 01/03/2011	800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $820. Repurchase proceeds are $800.)

Credit Suisse Securities (USA) LLC
0.230% due 01/03/2011	5,300	5,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.000% - 3.500% due 12/31/2011 - 05/15/2020 valued at $5442. Repurchase proceeds are $5300.)
0.280% due 01/03/2011	800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $820. Repurchase proceeds are $800.)

Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	4,900	4,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $5,045. Repurchase proceeds are $4,900.)

J.P. Morgan Securities, Inc.
0.200% due 01/03/2011	800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $818. Repurchase proceeds are $800.)
0.280% due 01/03/2011	1,700	1,700
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,749. Repurchase proceeds are $1,700.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	2,480	2,480
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,532. Repurchase proceeds are $2,480.)

		43,580

U.S. TREASURY BILLS 0.0%
0.177% due 01/13/2011 (d)	170	170

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.5%
	5,963,323	59,729

Total Short-Term Instruments (Cost $103,493)		103,479

PURCHASED OPTIONS (g) 0.4%
(Cost $4,820)		3,265

Total Investments 102.8% (Cost $927,980)		$949,411

Written Options (h) (0.1%) (Premiums $694)		(1,011)

Other Assets and Liabilities (Net) (2.7%)		(24,835)

Net Assets 100.0%		$923,565

See Accompanying Notes	Annual Report	December 31, 2010	9

Consolidated Schedule of Investments  PIMCO Global Multi-Asset Portfolio  (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $1,031 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $2,103 and cash of $43 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2011	101	$17
90-Day Eurodollar March Futures	Long	03/2012	525	198
E-mini S&P 500 Index March Futures	Long	03/2011	366	757
U.S. Treasury 10-Year Note March Futures	Long	03/2011	14	(49)
Wheat March Futures	Long	03/2011	2	3
Wheat March Futures	Short	03/2011	2	(1)

				$925

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.735%	$	2,000	$58	$116	$(58)
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.383%		1,000	(8)	14	(22)

								$50	$130	$(80)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil SAB de C.V.	DUB	1.000%	03/20/2012	0.754%	$	1,000	$4	$(2)	$6
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%		100	1	(7)	8
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.818%		600	109	9	100
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%		700	26	(10)	36
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%		200	36	(7)	43
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.158%		200	1	(15)	16
Brazil Government International Bond	BCLY	1.000%	06/20/2011	0.508%		3,700	10	9	1
China Government International Bond	BCLY	1.000%	06/20/2011	0.234%		1,700	7	9	(2)
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.346%		1,400	2	0	2
Gazprom Via Gazprom International S.A.	GSC	1.000%	03/20/2011	0.803%		700	1	(6)	7
Mexico Government International Bond	DUB	1.000%	03/20/2011	0.525%		2,000	3	6	(3)
South Korea Government Bond	DUB	1.000%	03/20/2011	0.522%		1,400	2	5	(3)

							$202	$(9)	$211

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	49,480	$(781)	$(215)	$(566)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	(286)	(202)	(84)
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		1,470	(24)	(32)	8
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		9,500	381	444	(63)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	110	132	(22)
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		2,650	111	123	(12)

							$(489)	$250	$(739)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	57,100	$460	$163	$297
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		8,400	30	38	(8)
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		11,300	5	9	(4)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		7,600	2	5	(3)
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		10,600	62	62	0
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	CITI	$	1,400	(3)	(7)	4
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	JPM		2,500	(3)	(11)	8

							$553	$259	$294

Total Return Swaps on Indices and Securities
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF3T Index	7,029	3-Month USD-LIBOR plus a specified spread	$	4,690	01/27/2011	BCLY	$53
Receive	DJUBSTR Index	15,118	3-Month USD-LIBOR plus a specified spread		4,880	01/27/2011	BCLY	53
Receive	DJUBSTR Index	19,703	3-Month USD-LIBOR plus a specified spread		6,360	01/27/2011	GSC	69
Receive	ENHGD84T Index	14,828	3-Month USD-LIBOR plus a specified spread		6,000	01/27/2011	GSC	65
Receive(7)	Sberbank of Russia	591,855	0.650%		2,083	12/13/2011	GSC	(68)
Receive	DJUBSF3T Index	1,903	3-Month USD-LIBOR plus a specified spread		1,270	01/27/2011	JPM	14
Receive	DJUBSTR Index	37,052	3-Month USD-LIBOR plus a specified spread		11,960	01/27/2011	JPM	129
Receive	DJUBSTR Index	27,417	3-Month USD-LIBOR plus a specified spread		8,850	01/27/2011	MSC	95
Receive	MOTT3001 Index	23,942	3-Month USD-LIBOR plus a specified spread		8,300	01/27/2011	MSC	89
Receive	MOTT3002 Index	30,606	3-Month USD-LIBOR plus a specified spread		10,460	01/27/2011	MSC	113
Receive	MOTT3007 Index	2,677	3-Month USD-LIBOR plus a specified spread		910	01/27/2011	MSC	10

								$622

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(7)	At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (8)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. PM	$0.050	02/11/2011	DUB	$	100	$2	$0	$2
Pay	London Gold Market Fixing Ltd. PM	0.074	04/12/2011	GSC		100	3	0	3
Pay	London Gold Market Fixing Ltd. PM	0.072	06/08/2011	MSC		200	9	0	9
Pay	NYMEX Natural Gas February Futures	0.204	01/26/2011	SOG		100	1	0	1
Pay	S&P GSCI Crude Oil Index	0.111	05/17/2011	DUB		100	4	0	4

							$19	$0	$19

(8)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(g)	Purchased options outstanding on December 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	1	$11	$11
Put - OTC CBOT Wheat March Futures	730.000	02/18/2011	5	13	5

				$24	$16

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index January Futures	$1,000.000	01/22/2011	551	$914	$11

See Accompanying Notes	Annual Report	December 31, 2010	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio  (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	18,560	$210	$244
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	98	105
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	65
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	92
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	5.500%	11/16/2020		11,300	575	576
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.500%	11/16/2020		14,700	745	749

								$1,729	$1,831

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	$	0.953	01/10/2011	AUD	5,600	$37	$0
Call - OTC EUR versus USD		1.361	01/10/2011	EUR	4,100	31	15
Put - OTC EUR versus USD		1.000	05/04/2011		12,500	105	1
Put - OTC EUR versus USD		1.000	05/22/2015		47,700	1,911	1,264
Put - OTC NZD versus USD		0.735	01/10/2011	NZD	1,800	9	0
Put - OTC USD versus CHF	CHF	0.962	01/10/2011	$	4,100	21	127
Call - OTC USD versus NOK	NOK	6.259	01/10/2011		1,400	10	0
Call - OTC USD versus SEK	SEK	7.144	01/10/2011		1,400	10	0
Call - OTC USD versus JPY	JPY	84.700	01/10/2011		4,100	19	0

						$2,153	$1,407

(h)	Written options outstanding on December 31, 2010:

Options on Commodity Futures Contracts

Description	Exercise Price		Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$	250.000	12/31/2011	1	$11	$12
Put - OTC KCBT Wheat March Futures		750.000	02/18/2011	5	13	2

					$24	$14

Options on Exchange-Traded Futures Contracts

Description	Exercise Price		Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$	99.375	09/19/2011	66	$28	$38
Put - CME 90-Day Eurodollar September Futures		99.375	09/19/2011	66	41	28

					$69	$66

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,500	$10	$20
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		500	4	7
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,400	20	46
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,700	17	37
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		27,000	215	366
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	12	31
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,200	20	28
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,800	38	48
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	12
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,400	35	51
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	10	13
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,300	43	54
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,100	30	47

								$463	$760

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011	EUR	400	$2	$1

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC AUD versus USD	$	1.007	01/10/2011	AUD	5,600	$32	$97
Put - OTC EUR versus USD		1.288	01/10/2011	EUR	4,100	37	4
Call - OTC NZD versus USD		0.777	01/10/2011	NZD	1,800	8	13
Call - OTC USD versus CHF	CHF	1.008	01/10/2011	$	4,100	21	0
Put - OTC USD versus NOK	NOK	5.871	01/10/2011		1,400	9	19
Put - OTC USD versus SEK	SEK	6.699	01/10/2011		1,400	9	11
Put - OTC USD versus JPY	JPY	81.100	01/10/2011		4,100	20	26

						$136	$170

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in NZD		Premium
Balance at 12/31/2009	10	$71	AUD	0	EUR	0	NZD	0	$74
Sales	483	80,098		5,600		27,200		1,800	2,965
Closing Buys	(353)	(9,069)		0		(22,700)		0	(2,326)
Expirations	(1)	0		0		0		0	0
Exercised	(1)	(3,900)		0		0		0	(19)

Balance at 12/31/2010	138	$67,200	AUD	5,600	EUR	4,500	NZD	1,800	$694

(i)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	01/01/2041	$2,000	$1,987	$1,990

(j)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,800	01/2011	CITI	$189	$0	$189
Buy		2,540	01/2011	CSFB	63	0	63
Buy		15,546	01/2011	RBS	867	0	867
Buy		898	01/2011	UBS	33	0	33
Sell		2,800	01/2011	UBS	0	(99)	(99)
Sell	BRL	46,752	03/2011	CITI	0	(392)	(392)
Sell	CAD	2,435	02/2011	DUB	0	(29)	(29)
Sell	CHF	2,092	01/2011	CITI	0	(138)	(138)
Sell		2,566	01/2011	RBS	0	(140)	(140)
Buy		2,063	01/2011	UBS	107	0	107
Sell		1,475	01/2011	UBS	0	(83)	(83)
Buy		7,500	02/2011	RBC	468	0	468
Sell	CNY	30,403	01/2011	CITI	0	(129)	(129)
Buy		30,402	01/2011	JPM	54	0	54
Buy		7,974	09/2011	BOA	30	0	30
Buy		9,960	09/2011	CITI	36	0	36
Sell		9,400	09/2011	DUB	9	0	9
Buy		19,890	09/2011	UBS	67	0	67
Buy		20,528	11/2011	DUB	78	0	78
Buy		200	11/2011	JPM	0	0	0
Sell		30,402	02/2012	JPM	0	(57)	(57)
Buy		9,400	09/2015	DUB	17	0	17
Sell	EUR	937	01/2011	BNP	0	(15)	(15)
Buy		13,293	01/2011	CITI	6	(187)	(181)
Sell		4,150	01/2011	CITI	0	(90)	(90)
Sell		2,050	01/2011	CSFB	0	(22)	(22)
Buy	GBP	6,936	03/2011	BCLY	0	(9)	(9)
Buy		6,935	03/2011	DUB	0	(11)	(11)
Buy		4,624	03/2011	RBS	0	(23)	(23)
Sell	HUF	246,689	01/2011	CITI	0	(52)	(52)
Sell	IDR	12,635,000	04/2011	BCLY	0	(50)	(50)
Sell	INR	105,106	03/2011	BOA	0	(81)	(81)
Buy	JPY	2,194,273	01/2011	CITI	803	0	803
Sell		1,750,000	01/2011	CITI	0	(24)	(24)
Buy		339,539	01/2011	CSFB	82	0	82
Buy		291,095	01/2011	GSC	127	0	127
Buy		466,043	01/2011	JPM	191	0	191
Buy		112,385	01/2011	RBC	50	0	50
Buy		704,963	01/2011	RBS	292	0	292

See Accompanying Notes	Annual Report	December 31, 2010	13

Consolidated Schedule of Investments  PIMCO Global Multi-Asset Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	174,553	01/2011	UBS	$0	$(50)	$(50)
Sell	KRW	2,608,202	01/2011	CITI	0	(180)	(180)
Buy		4,425,857	01/2011	JPM	78	0	78
Sell		1,817,655	01/2011	JPM	0	(136)	(136)
Sell		4,425,857	05/2011	JPM	0	(91)	(91)
Sell	MXN	64,865	02/2011	BCLY	0	(181)	(181)
Sell	MYR	1,460	02/2011	BCLY	0	(7)	(7)
Sell		1,330	02/2011	CITI	0	(5)	(5)
Sell		5,777	02/2011	DUB	0	(26)	(26)
Sell		1,240	02/2011	RBS	0	(5)	(5)
Buy	NOK	4,354	01/2011	CITI	46	0	46
Sell		4,189	01/2011	CITI	0	(18)	(18)
Buy		4,228	01/2011	CSFB	24	0	24
Buy		4,223	01/2011	UBS	23	0	23
Buy	NZD	1,000	01/2011	CITI	37	0	37
Sell		1,000	01/2011	CITI	0	(18)	(18)
Buy		900	01/2011	CSFB	20	0	20
Buy		900	01/2011	UBS	19	0	19
Sell	PLN	17,165	02/2011	BCLY	166	0	166
Buy	SEK	4,931	01/2011	CITI	33	0	33
Buy		4,825	01/2011	CSFB	17	0	17
Buy		4,813	01/2011	DUB	15	0	15
Sell		4,806	01/2011	MSC	0	(14)	(14)
Buy		10,507	02/2011	RBC	0	(2)	(2)
Sell	TRY	3,274	01/2011	BCLY	145	0	145
Buy	TWD	90,880	01/2011	DUB	85	0	85
Sell		25,601	01/2011	DUB	0	(57)	(57)
Sell		19,353	01/2011	JPM	0	(53)	(53)
Sell		29,792	01/2011	MSC	0	(77)	(77)
Sell		16,134	01/2011	UBS	0	(46)	(46)
Sell		90,880	04/2011	DUB	0	(118)	(118)
Sell	ZAR	49,679	01/2011	HSBC	0	(426)	(426)

					$4,277	$(3,141)	$1,136

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$21,163	$0	$21,163
Industrials	0	1,956	0	1,956
Utilities	0	1,893	0	1,893
U.S. Government Agencies	0	1,992	0	1,992
U.S. Treasury Obligations	0	25,657	0	25,657
Sovereign Issues	0	38,938	0	38,938
Mutual Funds	541,045	0	0	541,045
Exchange-Traded Funds	210,023	0	0	210,023
Short-Term Instruments
Repurchase Agreements	0	43,580	0	43,580
U.S. Treasury Bills	0	170	0	170
PIMCO Short-Term Floating NAV Portfolio	59,729	0	0	59,729
Purchased Options
Equity Contracts	11	0	0	11
Foreign Exchange Contracts	0	1,406	0	1,406
Interest Rate Contracts	0	1,832	0	1,832
Other Contracts	0	5	11	16
	$810,808	$138,592	$11	$949,411

Short Sales, at value	$0	$(1,990)	$0	$(1,990)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$227	$0	$227
Equity Contracts	757	0	0	757
Foreign Exchange Contracts	0	4,277	0	4,277
Interest Rate Contracts	215	309	0	524
Other Contracts	3	709	0	712
	$975	$5,522	$0	$6,497

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(837)	0	(837)
Equity Contracts	0	(68)	0	(68)
Foreign Exchange Contracts	0	(3,311)	0	(3,311)
Interest Rate Contracts	(49)	(840)	0	(889)
Other Contracts	(1)	0	(14)	(15)
	$(50)	$(5,056)	$(14)	$(5,120)

Totals	$811,733	$137,068	$(3)	$948,798

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Purchased Options
Other Contracts	$0	$11	$0	$0	$0	$0	$0	$0	$11	$0

Financial Derivative Instruments (7) - Liabilities
Other Contracts	$0	$0	$(23)	$0	$0	$9	$0	$0	$(14)	$9

Totals	$0	$11	$(23)	$0	$0	$9	$0	$0	$(3)	$9

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$1,831	$1,407	$0	$11	$16	$3,265
Variation margin receivable (2)	101	0	0	0	0	101
Unrealized appreciation on foreign currency contracts	0	4,277	0	0	0	4,277
Unrealized appreciation on swap agreements	309	0	227	0	709	1,245

	$2,241	$5,684	$227	$11	$725	$8,888

Liabilities:
Written options outstanding	$826	$170	$1	$0	$14	$1,011
Variation margin payable (2)	0	0	0	18	0	18
Unrealized depreciation on foreign currency contracts	0	3,141	0	0	0	3,141
Unrealized depreciation on swap agreements	15	0	835	68	0	918

	$841	$3,311	$836	$86	$14	$5,088

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(812)	$0	$(812)
Net realized gain (loss) on futures contracts, written options and swaps	239	375	(190)	5,105	7,188	12,717
Net realized (loss) on foreign currency transactions	0	(706)	0	0	0	(706)

	$239	$(331)	$(190)	$4,293	$7,188	$11,199

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$103	$(747)	$0	$(787)	$(8)	$(1,439)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	161	(34)	(607)	621	717	858
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,199	0	0	0	1,199

	$264	$418	$(607)	$(166)	$709	$618

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $925 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	15

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi- Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as funds of PIMCO Equity Series, an affiliated open-end investment company (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of

America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Distributions of income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Distributions of long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital

16	PIMCO Variable Insurance Trust

December 31, 2010

items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing

Annual Report	December 31, 2010	17

Notes to Financial Statements  (Cont.)

service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Exchange-Trade Funds  The Portfolio may invest in exchange-trade funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares.

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December 31, 2010

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of

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Notes to Financial Statements  (Cont.)

Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds

20	PIMCO Variable Insurance Trust

December 31, 2010

fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable

Annual Report	December 31, 2010	21

Notes to Financial Statements  (Cont.)

exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

7. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary on January 14, 2009, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of December 31, 2010, net assets of the Portfolio were approximately $924 million, of which approximately $46 million, or approximately 5.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the GMA Subsidiary.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses;

22	PIMCO Variable Insurance Trust

December 31, 2010

(vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2011, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2010, the remaining recoverable amount to PIMCO was $39,444.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2011, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended December 31, 2010, the amount was $1,767,183.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended December 31, 2010, the amount was $43,002.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Consolidated Statements of Assets and Liabilities.

The PIMCO Global Multi-Asset Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2010 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO 1-3 Year U.S. Treasury Index Fund	$1,127	$0	$(1,129)	$(2)	$4	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	447	300	0	0	22	769	23
PIMCO CommodityRealReturn Strategy Fund®	0	3,071	0	0	286	3,357	71
PIMCO Developing Local Markets Fund	0	8,187	0	0	(218)	7,969	27
PIMCO Emerging Local Bond Fund	1,247	55,559	(15,010)	322	1,236	43,354	2,266
PIMCO Emerging Markets and Infrustructure Bond Fund	1,416	51,566	0	0	(79)	52,903	2,116
PIMCO Emerging Markets Bond Fund	1,061	20,415	(3,785)	110	(663)	17,138	151
PIMCO EqS Pathfinder FundTM	0	73,626	0	0	3,457	77,083	834
PIMCO Global Advantage Strategy Bond Fund	3,120	80,282	0	0	(640)	82,762	3,920

Annual Report	December 31, 2010	23

Notes to Financial Statements  (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2010	Dividend Income
PIMCO Global Bond Fund (Unhedged)	$1,836	$23,377	$(9,058)	$(110)	$(108)	$15,937	$1,038
PIMCO Investment Grade Corporate Bond Fund	1,653	14,181	(1,034)	(15)	(1,014)	13,771	1,693
PIMCO Investment Grade Corporate Bond Index Fund	0	6,940	0	0	(182)	6,758	43
PIMCO Real Return Fund	0	0	0	0	0	0	0
PIMCO RealEstateRealReturn Strategy Fund	0	0	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio	7,505	263,606	(211,400)	30	(12)	59,729	106
PIMCO StocksPLUS® Fund	3,899	128,090	(2,500)	18	7,317	136,824	8,590
PIMCO Total Return Fund	2,385	62,758	(3,263)	29	(2,083)	59,826	3,438
PIMCO Unconstrained Bond Fund	0	30,281	0	0	(160)	30,121	339
Totals	$25,696	$822,239	$(247,179)	$382	$7,163	$608,301	$24,655

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$158,354	$130,975	$964,013	$161,868

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Period from 04/15/2009 to 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	11,847	$143,754	1,286	$14,705
Advisor Class	56,094	678,296	2,256	26,474
Issued as reinvestment of distributions
Administrative Class	328	4,109	9	99
Advisor Class	1,420	17,796	16	191
Cost of shares redeemed
Administrative Class	(68)	(809)	(302)	(3,572)
Advisor Class	(182)	(2,201)	(112)	(1,316)
Net increase resulting from Portfolio share transactions	69,439	$840,945	3,153	$36,581

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Administrative Class	2	100	*
Advisor Class	3	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

24	PIMCO Variable Insurance Trust

December 31, 2010

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in it’s Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral
$22,751	$5,084	$19,323		$(1,119)	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and ETF Trust adjustments.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$929,068	$27,541		$(7,198)	$20,343

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and ETF Trust adjustments.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$21,744	$161	$—
12/31/2009	$290	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

15. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the Advisor Class for the year ended and for the period April 15, 2009 (commencement of operations) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HUF	Hungarian Forint

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CMBX	Commercial Mortgage-Backed Index	ENHGD84T	Dow Jones-AIG E84 Total Return	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts

Annual Report	December 31, 2010	27

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2010	29

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

32	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA33_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	87.2%
Short-Term Instruments	5.2%
Bank Loan Obligations	3.2%
Mortgage-Backed Securities	2.7%
U.S. Treasury Obligations	0.5%
Other	1.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	10 Years	Class Inception (04/30/98)
PIMCO High Yield Portfolio Administrative Class	14.46%	6.75%	6.99%	5.80%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index ±	14.26%	7.61%	7.95%	6.14%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Administrative Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,094.15	$1,021.42
Expenses Paid During Period†	$3.96	$3.82

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by (184/365) (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An allocation to investment-grade bonds detracted from returns as investment-grade bonds underperformed high-yield bonds during the reporting period.

»	Security selection in the consumer cyclical sector, where automotive bonds outperformed the broader high-yield category, benefited relative returns during the reporting period.

»	An overweight to financials benefited performance as banking and insurance issues within the high-yield sector were among the top performers during the reporting period.

»	Security selection within the finance sector detracted from performance as investment-grade banks and insurance issuers underperformed the broader high-yield sector during the reporting period.

»	An underweight to consumer non-cyclicals benefited performance as consumer non-cyclicals underperformed the broader high-yield sector during the reporting period.

»

Security selection in the media sector, in which the Portfolio was overweight cable issuers and underweight broadcasting issuers, detracted from performance as broadcasting bonds outperformed cable issuers during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$7.28	$5.66	$8.05	$8.34	$8.19
Net investment income (a)	0.54	0.55	0.54	0.56	0.56
Net realized/unrealized gain (loss) on investments	0.48	1.62	(2.35)	(0.28)	0.16
Total income (loss) from investment operations	1.02	2.17	(1.81)	0.28	0.72
Dividends from net investment income	(0.55)	(0.55)	(0.53)	(0.57)	(0.57)
Distributions from net realized capital gains	0.00	0.00	(0.02)	0.00	0.00
Tax basis return of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions	(0.55)	(0.55)	(0.58)	(0.57)	(0.57)
Net asset value end of year	$7.75	$7.28	$5.66	$8.05	$8.34
Total return	14.46%	40.26%	(23.51)%	3.50%	9.08%
Net assets end of year (000s)	$664,342	$531,066	$318,753	$452,291	$516,823
Ratio of expenses to average net assets	0.75%	0.76%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	7.14%	8.56%	7.53%	6.83%	6.90%
Portfolio turnover rate	64%*	181%	313%	131%	81%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$644,780
Investments in Affiliates, at value	30,043
Repurchase agreements, at value	5,217
Cash	64
Foreign currency, at value	2,129
Receivable for investments sold	2,629
Receivable for Portfolio shares sold	1,406
Interest and dividends receivable	11,627
Dividends receivable from Affiliates	9
Swap premiums paid	812
Unrealized appreciation on foreign currency contracts	1,308
Unrealized appreciation on swap agreements	3,670
703,694

Liabilities:
Payable for reverse repurchase agreements	$240
Payable for investments purchased	7,109
Payable for investments in Affiliates purchased	9
Payable for Portfolio shares redeemed	55
Deposits from counterparty	2,350
Accrued related party fees	443
Swap premiums received	2,268
Unrealized depreciation on foreign currency contracts	70
Unrealized depreciation on swap agreements	860
13,404

Net Assets	$690,290

Net Assets Consist of:
Paid in capital	$684,566
(Overdistributed) net investment income	(493)
Accumulated undistributed net realized (loss)	(35,520)
Net unrealized appreciation	41,737
$690,290

Net Assets:
Institutional Class	$4,087
Administrative Class	664,342
Advisor Class	21,861

Shares Issued and Outstanding:
Institutional Class	528
Administrative Class	85,767
Advisor Class	2,822

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.75
Administrative Class	7.75
Advisor Class	7.75

Cost of Investments Owned	$607,138
Cost of Investments in Affiliates Owned	$30,045
Cost of Repurchase Agreements Owned	$5,217
Cost of Foreign Currency Held	$2,106

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$46,095
Dividends	358
Dividends from Affiliate investments	116
Total Income	46,569

Expenses:
Investment advisory fees	1,473
Supervisory and administrative fees	2,062
Servicing fees – Administrative Class	858
Distribution and/or servicing fees – Advisor Class	34
Trustees' fees	9
Interest expense	3
Total Expenses	4,439

Net Investment Income	42,130

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	18,038
Net realized gain on Affiliate investments	28
Net realized gain on futures contracts, written options and swaps	8,094
Net realized gain on foreign currency transactions	1,382
Net change in unrealized appreciation on investments	12,972
Net change in unrealized (depreciation) on Affiliate investments	(2)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(3,665)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	556
Net Gain	37,403

Net Increase in Net Assets Resulting from Operations	$79,533

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$42,130	$34,862
Net realized gain (loss)	27,514	(42,163)
Net realized gain on Affiliate investments	28	24
Net change in unrealized appreciation	9,863	148,009
Net change in unrealized (depreciation) on Affiliate investments	(2)	0
Net increase resulting from operations	79,533	140,732

Distributions to Shareholders:
From net investment income
Institutional Class	(252)	(228)
Administrative Class	(41,654)	(34,817)
Advisor Class	(956)	(267)
Tax basis return of capital
Institutional Class	0	(1)
Administrative Class	0	(241)
Advisor Class	0	(2)

Total Distributions	(42,862)	(35,556)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	111,505	114,321

Total Increase in Net Assets	148,176	219,497

Net Assets:
Beginning of year	542,114	322,617
End of year*	$690,290	$542,114

*Including (overdistributed) net investment income of:	$(493)	$(4,102)

**See	note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.1%

American General Finance Corp.
7.250% due 04/21/2015		$1,750	$1,777

CIT Group, Inc.
6.250% due 08/11/2015		912	932

Community Health Systems, Inc.
2.549% due 07/25/2014		1,000	977

CSC Holdings LLC
10.500% due 08/01/2013		500	535

DaVita, Inc.
4.500% due 10/20/2016		1,500	1,516

Del Monte Corp.
2.500% due 12/30/2011		3,000	3,015

First Data Corp.
3.011% due 09/24/2014		934	863

Goodman Global, Inc.
5.750% due 10/28/2016		499	502

Ineos Group Holdings PLC
7.001% due 12/14/2012		121	125

Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		11,413	8,804

UPC Holding BV
4.542% due 12/30/2016	EUR	547	695
4.792% due 12/31/2017		395	502

Vodafone Group PLC
6.875% due 08/11/2015		$1,500	1,480

Total Bank Loan Obligations (Cost $22,189)			21,723

CORPORATE BONDS & NOTES 85.9%

BANKING & FINANCE 19.0%

Ally Financial, Inc.
6.250% due 12/01/2017		1,500	1,502
6.625% due 05/15/2012		2,225	2,306
6.750% due 12/01/2014		100	105
6.875% due 09/15/2011		1,000	1,031
7.500% due 09/15/2020		1,500	1,581
8.000% due 03/15/2020		1,500	1,641
8.000% due 11/01/2031		2,525	2,708
8.300% due 02/12/2015		1,250	1,378

American General Finance Corp.
4.875% due 07/15/2012		1,000	946

American International Group, Inc.
5.450% due 05/18/2017		1,875	1,904
5.850% due 01/16/2018		1,200	1,241
8.175% due 05/15/2068		1,000	1,072
8.250% due 08/15/2018		4,000	4,622
8.625% due 05/22/2068	GBP	1,000	1,543

BAC Capital Trust VI
5.625% due 03/08/2035		$500	425

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	200	212

BAC Capital Trust XI
6.625% due 05/23/2036		$3,200	3,081

Bank of America Corp.
8.125% due 12/29/2049		200	202

Barclays Bank PLC
7.434% due 09/29/2049		1,750	1,728
14.000% due 11/29/2049	GBP	1,500	2,818

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		$1,000	1,045

Capital One Capital V
10.250% due 08/15/2039		3,600	3,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group, Inc.
7.000% due 05/01/2013		$1,350	$1,381
7.000% due 05/01/2014		2,000	2,025
7.000% due 05/01/2015		4,000	4,020
7.000% due 05/01/2016		3,500	3,522
7.000% due 05/01/2017		1,876	1,886

Citigroup Capital XXI
8.300% due 12/21/2077		725	758

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		3,000	3,889

Countrywide Capital III
8.050% due 06/15/2027		1,800	1,888

Credit Agricole S.A.
8.375% due 10/29/2049		1,800	1,857

Ford Motor Credit Co. LLC
5.625% due 09/15/2015		2,000	2,073
6.625% due 08/15/2017		2,250	2,368
7.000% due 10/01/2013		1,525	1,636
7.500% due 08/01/2012		300	319
8.000% due 06/01/2014		4,000	4,410
8.000% due 12/15/2016		3,625	4,056
8.125% due 01/15/2020		1,500	1,748
9.875% due 08/10/2011		1,000	1,041
12.000% due 05/15/2015		250	315

HBOS PLC
6.750% due 05/21/2018		1,000	938

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		300	279

ILFC E-Capital Trust II
6.250% due 12/21/2065		250	196

Ineos Finance PLC
9.000% due 05/15/2015		1,000	1,069
9.250% due 05/15/2015	EUR	475	678

International Lease Finance Corp.
5.400% due 02/15/2012		$2,300	2,334
5.750% due 06/15/2011		2,500	2,525
5.875% due 05/01/2013		300	305
6.625% due 11/15/2013		5,625	5,773
6.750% due 09/01/2016		1,000	1,072
7.125% due 09/01/2018		1,750	1,868
8.625% due 09/15/2015		250	269
8.750% due 03/15/2017		1,075	1,156

Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	500	628

LBG Capital No.1 PLC
6.439% due 05/23/2020		500	541
7.625% due 10/14/2020		200	234
7.867% due 12/17/2019	GBP	500	682
7.875% due 11/01/2020		$2,300	2,104
8.000% due 12/29/2049		500	440
11.040% due 03/19/2020	GBP	150	239

LBG Capital No.2 PLC
9.125% due 07/15/2020		500	721

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$7,500	1,753
3.151% due 04/04/2016 (a)		400	94
6.625% due 01/18/2012 (a)		125	30
6.750% due 12/28/2017 (a)		1,250	1
6.875% due 05/02/2018 (a)		500	126
7.500% due 05/11/2038 (a)		1,025	1

Marina District Finance Co., Inc.
9.500% due 10/15/2015 (g)		250	247
9.875% due 08/15/2018		500	495

MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,151

NSG Holdings LLC
7.750% due 12/15/2025		2,125	1,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Capital Trust A
6.467% due 12/29/2049	EUR	350	$323

Regions Bank
7.500% due 05/15/2018		$1,500	1,547

Regions Financial Corp.
0.473% due 06/26/2012		1,000	947
7.375% due 12/10/2037		2,750	2,599

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		250	194
7.640% due 03/29/2049		2,200	1,474

SLM Corp.
0.588% due 01/27/2014		1,025	924
3.263% due 01/31/2014		400	371
5.000% due 06/15/2018		450	383
5.050% due 11/14/2014		100	96
5.125% due 08/27/2012		325	332
5.375% due 05/15/2014		300	302
8.000% due 03/25/2020		1,000	1,016
8.450% due 06/15/2018		1,625	1,691

Societe Generale
5.922% due 04/29/2049		350	310

Tenneco, Inc.
7.750% due 08/15/2018		500	532

UBS AG
7.152% due 12/29/2049	EUR	600	802

UBS Preferred Funding Trust V
6.243% due 05/29/2049		$660	640

UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	1,900	2,679

Ventas Realty LP
6.500% due 06/01/2016		$100	104

Virgin Media Secured Finance PLC
6.500% due 01/15/2018		650	687

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		3,650	4,134

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	2,000	2,766

			130,945

INDUSTRIALS 57.5%

Actuant Corp.
6.875% due 06/15/2017		$300	308

Advanced Micro Devices, Inc.
7.750% due 08/01/2020		1,500	1,564

Alere, Inc.
8.625% due 10/01/2018		1,500	1,526

Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000	1,034

Allison Transmission, Inc.
11.000% due 11/01/2015		1,250	1,369

American Airlines Pass-Through Trust
7.858% due 04/01/2013		100	104

American Renal Holdings
8.375% due 05/15/2018		425	438

American Stores Co.
7.100% due 03/20/2028		50	38
8.000% due 06/01/2026		1,375	1,182

AmeriGas Partners LP
7.125% due 05/20/2016		1,805	1,877
7.250% due 05/20/2015		1,050	1,084

AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,000	1,055

Anadarko Petroleum Corp.
6.200% due 03/15/2040		500	490
6.450% due 09/15/2036		1,500	1,501

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARAMARK Corp.
3.787% due 02/01/2015		$1,225	$1,203
8.500% due 02/01/2015		1,000	1,050

Arch Coal, Inc.
7.250% due 10/01/2020		500	530

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,350
9.125% due 10/15/2020		$350	366
9.250% due 10/15/2020	EUR	225	310

Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	499

ArvinMeritor, Inc.
8.125% due 09/15/2015		1,500	1,577
8.750% due 03/01/2012		523	565
10.625% due 03/15/2018		500	565

Associated Materials LLC
9.125% due 11/01/2017		1,500	1,571

Aviation Capital Group
7.125% due 10/15/2020		1,500	1,530

Ball Corp.
6.750% due 09/15/2020		575	607

Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,000	1,075

BE Aerospace, Inc.
6.875% due 10/01/2020		1,000	1,038

Berry Petroleum Co.
6.750% due 11/01/2020		875	882
10.250% due 06/01/2014		1,025	1,181

Berry Plastics Corp.
5.039% due 02/15/2015		1,625	1,576
9.500% due 05/15/2018		1,500	1,511
9.750% due 01/15/2021		1,000	995

Biomet, Inc.
10.000% due 10/15/2017		250	274
10.375% due 10/15/2017 (b)		4,365	4,791
11.625% due 10/15/2017		3,250	3,608

Bombardier, Inc.
7.250% due 11/15/2016	EUR	400	567

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$1,000	1,018

Brocade Communications Systems, Inc.
6.625% due 01/15/2018		1,000	1,058
6.875% due 01/15/2020		1,000	1,070

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		750	778

Building Materials Corp. of America
6.875% due 08/15/2018		250	249
7.000% due 02/15/2020		900	929
7.500% due 03/15/2020		500	511

Cablevision Systems Corp.
7.750% due 04/15/2018		325	342
8.000% due 04/15/2020		200	215

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		2,250	2,064
11.250% due 06/01/2017		1,750	1,978

Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,062

Case New Holland, Inc.
7.875% due 12/01/2017		1,250	1,372

Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015 (b)		1,500	1,522

CC Holdings GS V LLC
7.750% due 05/01/2017		750	823

CCO Holdings LLC
7.875% due 04/30/2018		2,500	2,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		$500	$518

CF Industries, Inc.
6.875% due 05/01/2018		1,500	1,609
7.125% due 05/01/2020		1,000	1,098

Chart Industries, Inc.
9.125% due 10/15/2015		425	440

Chemtura Corp.
7.875% due 09/01/2018		1,000	1,065

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	625	845
7.250% due 12/15/2018		$350	364
9.500% due 02/15/2015		4,500	5,096

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		500	511
7.750% due 05/15/2017		500	515
9.500% due 05/15/2016		1,325	1,451

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		3,500	3,842

Clearwater Paper Corp.
7.125% due 11/01/2018		350	363

Cognis GmbH
9.500% due 05/15/2014	EUR	500	696

Community Health Systems, Inc.
8.875% due 07/15/2015		$5,000	5,262

Concho Resources, Inc.
7.000% due 01/15/2021		750	771

Consol Energy, Inc.
8.000% due 04/01/2017		1,375	1,471
8.250% due 04/01/2020		750	814

Constellation Brands, Inc.
7.250% due 05/15/2017		1,500	1,596

Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,500	2,057
7.500% due 09/15/2017		500	696
8.500% due 07/15/2015		300	438

Continental Airlines, Inc.
6.920% due 04/02/2013 (k)		299	297

Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$195	194

Continental Resources, Inc.
7.125% due 04/01/2021		400	422
7.375% due 10/01/2020		250	266
8.250% due 10/01/2019		50	56

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		1,250	1,331

Corrections Corp. of America
7.750% due 06/01/2017		500	533

Cott Beverages, Inc.
8.125% due 09/01/2018		750	812

Crown Americas LLC
7.625% due 05/15/2017		2,050	2,204

Crown Castle International Corp.
7.125% due 11/01/2019		500	531

Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	245

CSC Holdings LLC
7.625% due 07/15/2018		$2,000	2,180
7.875% due 02/15/2018		4,300	4,805
8.500% due 04/15/2014		400	442
8.500% due 06/15/2015		725	790
8.625% due 02/15/2019		1,550	1,759

DaVita, Inc.
6.375% due 11/01/2018		775	773
6.625% due 11/01/2020		1,250	1,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
9.500% due 09/15/2014	$898	$982

Denbury Resources, Inc.
8.250% due 02/15/2020	2,000	2,180
9.750% due 03/01/2016	50	56

Digicel Group Ltd.
10.500% due 04/15/2018	1,000	1,105

Digicel Ltd.
8.250% due 09/01/2017	2,500	2,575

DISH DBS Corp.
6.625% due 10/01/2014	1,175	1,222
7.000% due 10/01/2013	175	188
7.125% due 02/01/2016	4,055	4,207
7.750% due 05/31/2015	1,000	1,068
7.875% due 09/01/2019	2,000	2,100

Diversey, Inc.
8.250% due 11/15/2019	1,000	1,090

Dollar General Corp.
10.625% due 07/15/2015	1,000	1,092

Dynegy Holdings, Inc.
7.625% due 10/15/2026	325	193

Dynegy Roseton
7.670% due 11/08/2016	1,150	1,081

El Paso Corp.
7.000% due 06/15/2017	475	504
7.250% due 06/01/2018	500	538
7.750% due 01/15/2032	500	500
7.800% due 08/01/2031	1,150	1,150
8.050% due 10/15/2030	780	795

Energy Transfer Equity LP
7.500% due 10/15/2020	1,400	1,449

Enterprise Products Operating LLC
8.375% due 08/01/2066	4,000	4,300

Entravision Communications Corp.
8.750% due 08/01/2017	1,750	1,855

Equinix, Inc.
8.125% due 03/01/2018	500	525

Ferro Corp.
7.875% due 08/15/2018	750	795

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	2,393	2,525

Fidelity National Information Services, Inc.
7.625% due 07/15/2017	500	529

First Data Corp.
8.250% due 01/15/2021	724	699
9.875% due 09/24/2015	51	49
12.625% due 01/15/2021	224	215

FMG Resources Pty Ltd.
7.000% due 11/01/2015	525	541

Ford Motor Co.
9.215% due 09/15/2021	200	226

Forest Oil Corp.
7.250% due 06/15/2019	1,250	1,275
8.500% due 02/15/2014	1,000	1,098

Frac Tech Services LLC
7.125% due 11/15/2018	500	509

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	891

General Nutrition Centers, Inc.
5.750% due 03/15/2014 (b)	1,500	1,492

Georgia-Pacific LLC
5.400% due 11/01/2020	925	916
7.000% due 01/15/2015	625	652
7.125% due 01/15/2017	375	401
7.250% due 06/01/2028	150	163

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 12/01/2025		$4,520	$4,904
7.700% due 06/15/2015		800	920
8.000% due 01/15/2024		2,000	2,295
8.250% due 05/01/2016		2,025	2,296
8.875% due 05/15/2031		200	247

Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		1,250	1,300
10.500% due 05/15/2016		950	1,088

Graham Packaging Co. LP
8.250% due 10/01/2018		750	791

Graphic Packaging International, Inc.
7.875% due 10/01/2018		1,000	1,052

Harvest Operations Corp.
6.875% due 10/01/2017		750	776

HCA Holdings, Inc.
7.750% due 05/15/2021		1,000	1,002

HCA, Inc.
7.190% due 11/15/2015		180	177
7.250% due 09/15/2020		2,975	3,124
8.500% due 04/15/2019		800	880
9.250% due 11/15/2016		3,000	3,208
9.625% due 11/15/2016 (b)		5,450	5,852
9.875% due 02/15/2017		1,275	1,409

HeidelbergCement Finance BV
8.500% due 10/31/2019	EUR	1,000	1,471

Hertz Corp.
7.375% due 01/15/2021		$1,000	1,015

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		1,750	1,879
9.000% due 11/15/2020		1,500	1,590

Huntsman International LLC
8.625% due 03/15/2021		1,500	1,628

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,500	1,804
8.500% due 02/15/2016		$500	479

Insight Communications Co., Inc.
9.375% due 07/15/2018		2,750	2,942

Intelsat Corp.
9.250% due 08/15/2014		1,000	1,035
9.250% due 06/15/2016		1,350	1,465

Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,750	1,776
8.500% due 11/01/2019		750	819
9.500% due 06/15/2016		3,000	3,180
11.250% due 06/15/2016		500	541

Intelsat Luxembourg S.A.
11.250% due 02/04/2017		1,000	1,095
11.500% due 02/04/2017 (b)		1,539	1,709

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015		50	52

Interactive Data Corp.
10.250% due 08/01/2018		1,250	1,375

Intergen NV
9.000% due 06/30/2017		2,895	3,083

Interline Brands, Inc.
7.000% due 11/15/2018		275	280

inVentiv Health, Inc.
10.000% due 08/15/2018		500	502

Jarden Corp.
7.500% due 05/01/2017		1,500	1,588

JC Penney Corp., Inc.
7.125% due 11/15/2023		175	182
7.950% due 04/01/2017		950	1,040

JET Equipment Trust
7.630% due 02/15/2015 (a)		55	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern Railway
8.000% due 06/01/2015		$200	$216

Las Vegas Sands Corp.
6.375% due 02/15/2015		1,000	1,026

Legrand France S.A.
8.500% due 02/15/2025		750	880

Lender Processing Services, Inc.
8.125% due 07/01/2016		275	283

LifePoint Hospitals, Inc.
6.625% due 10/01/2020		1,500	1,496

Linn Energy LLC
7.750% due 02/01/2021		750	772
8.625% due 04/15/2020		950	1,028

Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,025	1,043

Lyondell Chemical Co.
8.000% due 11/01/2017		1,799	1,995
11.000% due 05/01/2018		3,000	3,412

Manitowoc Co., Inc.
8.500% due 11/01/2020		1,750	1,868

MarkWest Energy Partners LP
6.750% due 11/01/2020		450	452

McClatchy Co.
11.500% due 02/15/2017		700	790

McJunkin Red Man Corp.
9.500% due 12/15/2016		750	712

MGM Resorts International
6.625% due 07/15/2015		250	230
6.875% due 04/01/2016		450	403
7.500% due 06/01/2016		1,250	1,175
9.000% due 03/15/2020		750	829
10.375% due 05/15/2014		250	282
11.125% due 11/15/2017		1,000	1,155
13.000% due 11/15/2013		350	416

Michael Foods, Inc.
9.750% due 07/15/2018		2,000	2,195

Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,504

Momentive Performance Materials, Inc.
9.000% due 01/15/2021		500	529

Mueller Water Products, Inc.
8.750% due 09/01/2020		550	610

Multiplan, Inc.
9.875% due 09/01/2018		750	799

Mylan, Inc.
7.625% due 07/15/2017		700	748
7.875% due 07/15/2020		2,250	2,436

Nalco Co.
6.625% due 01/15/2019		1,000	1,028
8.875% due 11/15/2013		875	893

Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	382

NBTY, Inc.
9.000% due 10/01/2018		$1,000	1,072

New Albertson’s, Inc.
7.450% due 08/01/2029		1,415	1,068

Newfield Exploration Co.
6.625% due 09/01/2014		100	102
6.875% due 02/01/2020		1,050	1,110
7.125% due 05/15/2018		1,075	1,137

NFR Energy LLC
9.750% due 02/15/2017		1,500	1,489

Nielsen Finance LLC
0.000% due 08/01/2016 (d)		750	791
7.750% due 10/15/2018		2,500	2,600
11.500% due 05/01/2016		1,000	1,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novelis, Inc.
8.375% due 12/15/2017		$2,500	$2,600
8.750% due 12/15/2020		3,000	3,128

NPC International, Inc.
9.500% due 05/01/2014		1,275	1,310

NXP BV
7.875% due 10/15/2014		1,000	1,045
9.750% due 08/01/2018		1,050	1,186

OPTI Canada, Inc.
7.875% due 12/15/2014		375	267
8.250% due 12/15/2014		1,280	918

Oshkosh Corp.
8.250% due 03/01/2017		175	191
8.500% due 03/01/2020		175	193

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014		100	102

OXEA Finance
9.500% due 07/15/2017		1,000	1,089
9.625% due 07/15/2017	EUR	750	1,117

Peabody Energy Corp.
6.500% due 09/15/2020		$500	536

Petco Animal Supplies, Inc.
9.250% due 12/01/2018		1,000	1,059

Petrohawk Energy Corp.
7.250% due 08/15/2018		2,000	2,030

PHH Corp.
9.250% due 03/01/2016		500	530

Phillips-Van Heusen Corp.
7.375% due 05/15/2020		1,000	1,068

Pilgrim’s Pride Corp.
7.875% due 12/15/2018		1,000	1,000

Pinafore LLC
9.000% due 10/01/2018		1,750	1,899

Pinnacle Entertainment, Inc.
8.625% due 08/01/2017		750	821

Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,750	2,826
9.250% due 04/01/2015		1,550	1,622

Plains Exploration & Production Co.
7.000% due 03/15/2017		500	516
7.625% due 04/01/2020		1,500	1,588

Polypore International, Inc.
7.500% due 11/15/2017		500	512

Precision Drilling Corp.
6.625% due 11/15/2020		500	510

QEP Resources, Inc.
6.875% due 03/01/2021		500	528

Quebecor Media, Inc.
7.750% due 03/15/2016		3,150	3,268

Quicksilver Resources, Inc.
9.125% due 08/15/2019		2,650	2,922
11.750% due 01/01/2016		525	614

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)		1,500	1,541

QVC, Inc.
7.375% due 10/15/2020		1,000	1,052
7.500% due 10/01/2019		1,500	1,586

Radiation Therapy Services, Inc.
9.875% due 04/15/2017		950	952

Rain CII Carbon LLC
8.000% due 12/01/2018		750	772

Range Resources Corp.
6.750% due 08/01/2020		750	777
7.500% due 10/01/2017		275	291

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Global, Inc.
8.500% due 05/01/2018		$4,000	$4,270

Regency Energy Partners LP
6.875% due 12/01/2018		1,125	1,145

Rent-A-Center, Inc.
6.625% due 11/15/2020		1,000	1,000

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		1,250	1,278
7.750% due 10/15/2016		500	531
8.000% due 12/15/2016	EUR	2,000	2,689
8.500% due 05/15/2018		$2,175	2,197
9.000% due 04/15/2019		1,500	1,562

Rhodia S.A.
6.875% due 09/15/2020		1,000	1,019

Roadhouse Financing, Inc.
10.750% due 10/15/2017		775	841

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		1,525	1,571

Roofing Supply Group LLC
8.625% due 12/01/2017		500	518

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)		2,925	3,009
8.750% due 01/15/2020		500	516
9.875% due 05/15/2016		150	159

Scientific Games Corp.
8.125% due 09/15/2018		500	506

Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	502
7.250% due 01/15/2018		150	158

Seagate HDD Cayman
7.750% due 12/15/2018		500	509

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		325	337

Seneca Gaming Corp.
8.250% due 12/01/2018		525	529

Sensata Technologies BV
8.000% due 05/01/2014		1,288	1,359

Simmons Foods, Inc.
10.500% due 11/01/2017		500	536

Smithfield Foods, Inc.
7.750% due 07/01/2017		2,000	2,090

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		125	129

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	464

Solutia, Inc.
7.875% due 03/15/2020		1,000	1,075

Sonat, Inc.
7.000% due 02/01/2018		500	526

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		2,000	2,200

SPX Corp.
6.875% due 09/01/2017		750	801

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		925	1,018

Steel Dynamics, Inc.
7.625% due 03/15/2020		500	538

Suburban Propane Partners LP
7.375% due 03/15/2020		275	295

SunGard Data Systems, Inc.
7.375% due 11/15/2018		1,500	1,515
7.625% due 11/15/2020		1,500	1,526
10.625% due 05/15/2015		525	581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	275	$387

Sunrise Communications International S.A.
7.000% due 12/31/2017		475	665

SUPERVALU, Inc.
8.000% due 05/01/2016		$375	361

Targa Resources Partners LP
7.875% due 10/15/2018		1,000	1,055

Teck Resources Ltd.
9.750% due 05/15/2014		186	233
10.750% due 05/15/2019		1,500	1,953

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020	EUR	1,200	1,620

Tenet Healthcare Corp.
8.000% due 08/01/2020		$1,000	1,018
8.875% due 07/01/2019		2,000	2,270

Texas Industries, Inc.
9.250% due 08/15/2020		475	507

Thermon Industries, Inc.
9.500% due 05/01/2017		450	482

TransCanada Pipelines Ltd.
6.350% due 05/15/2067		1,525	1,508

TransDigm, Inc.
7.750% due 12/15/2018		3,000	3,120

Transocean, Inc.
6.500% due 11/15/2020		1,000	1,064

Travelport LLC
9.000% due 03/01/2016		1,000	974

TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	815

Trinidad Drilling Ltd.
7.875% due 01/15/2019		500	508

TRW Automotive, Inc.
7.000% due 03/15/2014		1,350	1,451
7.250% due 03/15/2017		1,330	1,440

UAL Pass-Through Trust
9.750% due 01/15/2017		952	1,094

UHS Escrow Corp.
7.000% due 10/01/2018		750	772

Universal City Development Partners Ltd.
8.875% due 11/15/2015		850	907

Univision Communications, Inc.
7.875% due 11/01/2020		1,750	1,846
8.500% due 05/15/2021		1,000	1,018

UPC Holding BV
8.375% due 08/15/2020	EUR	2,000	2,774

USG Corp.
8.375% due 10/15/2018		$825	813

Valeant Pharmaceuticals International
6.750% due 10/01/2017		400	399
6.875% due 12/01/2018		500	499
7.000% due 10/01/2020		1,750	1,732

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,300	2,365

Vertellus Specialties, Inc.
9.375% due 10/01/2015		750	797

Videotron Ltee
9.125% due 04/15/2018		500	560

Visant Corp.
10.000% due 10/01/2017		1,250	1,331

VWR Funding, Inc.
10.250% due 07/15/2015 (b)		1,250	1,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Warner Chilcott Co. LLC
7.750% due 09/15/2018		$3,000	$3,045

Whiting Petroleum Corp.
6.500% due 10/01/2018		750	761

Windstream Corp.
7.000% due 03/15/2019		300	297
7.750% due 10/15/2020		500	518
7.875% due 11/01/2017		750	792
8.125% due 09/01/2018		1,000	1,055
8.625% due 08/01/2016		2,985	3,157

WMG Acquisition Corp.
9.500% due 06/15/2016		1,500	1,616

Wynn Las Vegas LLC
7.750% due 08/15/2020		1,000	1,088

Ziggo Finance BV
6.125% due 11/15/2017	EUR	725	964

			396,895

UTILITIES 9.4%

AES Corp.
7.750% due 10/15/2015		$1,505	1,614
8.000% due 10/15/2017		500	531
8.000% due 06/01/2020		1,250	1,331
9.750% due 04/15/2016		700	786

AES Ironwood LLC
8.857% due 11/30/2025		2,227	2,227

AES Red Oak LLC
8.540% due 11/30/2019		1,113	1,113
9.200% due 11/30/2029		100	98

Calpine Corp.
7.500% due 02/15/2021		2,000	1,980
7.875% due 07/31/2020		1,750	1,781

CMS Energy Corp.
6.250% due 02/01/2020		250	256
8.750% due 06/15/2019		300	354

Covanta Holding Corp.
7.250% due 12/01/2020		500	509

Energy Future Holdings Corp.
10.000% due 01/15/2020		1,000	1,034

Expro Finance Luxembourg SCA
8.500% due 12/15/2016		1,000	960

Frontier Communications Corp.
6.625% due 03/15/2015		1,000	1,050
7.000% due 11/01/2025		725	678
7.125% due 03/15/2019		1,125	1,162
7.450% due 07/01/2035		250	222
7.875% due 04/15/2015		550	604
8.250% due 05/01/2014		550	612
8.250% due 04/15/2017		275	303
8.500% due 04/15/2020		500	549
9.000% due 08/15/2031		1,025	1,058

GenOn Energy, Inc.
7.875% due 06/15/2017		375	366

Homer City Funding LLC
8.734% due 10/01/2026		701	648

Inergy LP
7.000% due 10/01/2018		550	557

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		3,025	3,078

Kinder Morgan, Inc.
5.150% due 03/01/2015		250	253

Midwest Generation LLC
8.560% due 01/02/2016		2,898	2,927

Northwestern Bell Telephone
7.750% due 05/01/2030		1,208	1,214

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
7.250% due 02/01/2014	$750	$767
7.375% due 02/01/2016	5,000	5,138
7.375% due 01/15/2017	2,575	2,659
8.250% due 09/01/2020	2,250	2,318
8.500% due 06/15/2019	50	52

Qwest Communications International, Inc.
7.125% due 04/01/2018	1,250	1,300
7.500% due 02/15/2014	897	913

Qwest Corp.
7.875% due 09/01/2011	725	749

Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% due 07/02/2017	272	294
9.681% due 07/02/2026	300	320

Sithe Independence Funding Corp.
9.000% due 12/30/2013	275	286

Sprint Capital Corp.
6.900% due 05/01/2019	5,000	4,962
8.375% due 03/15/2012	325	345
8.750% due 03/15/2032	1,500	1,522

Sprint Nextel Corp.
6.000% due 12/01/2016	4,730	4,594
8.375% due 08/15/2017	1,500	1,616

Telesat LLC
11.000% due 11/01/2015	2,140	2,413
12.500% due 11/01/2017	400	473

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,833	1,962

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	480

Virgin Media Finance PLC
9.500% due 08/15/2016	2,000	2,269

		65,287

Total Corporate Bonds & Notes (Cost $555,331)		593,127

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Chesapeake Energy Corp.
2.250% due 12/15/2038	1,750	1,372

Total Convertible Bonds & Notes (Cost $1,325)		1,372

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	20

Total Municipal Bonds & Notes (Cost $39)		20

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
1.750% due 07/31/2015 (f)(h)	3,400	3,390

Total U.S. Treasury Obligations (Cost $3,498)		3,390

MORTGAGE-BACKED SECURITIES 2.7%

American Home Mortgage Assets
0.451% due 05/25/2046	134	79
0.451% due 09/25/2046	49	27
0.471% due 10/25/2046	119	65
1.248% due 11/25/2046	605	301
6.250% due 06/25/2037	340	202

Bear Stearns Alt-A Trust
2.801% due 01/25/2035	13	10
5.091% due 11/25/2036	1,315	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
3.059% due 03/25/2034	$17	$17
5.549% due 07/25/2046	51	36

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	268	156
0.451% due 09/25/2046	74	45
0.456% due 12/20/2046	341	180
0.471% due 03/20/2046	150	86
0.471% due 07/20/2046	120	57
0.491% due 05/20/2046	222	101
0.591% due 11/20/2035	47	29
0.631% due 02/25/2037	567	194
1.328% due 12/25/2035	242	156
5.591% due 10/25/2035	107	74
5.724% due 02/25/2037	125	92
6.000% due 01/25/2037	197	143

Countrywide Home Loan Mortgage Pass- Through Trust
0.581% due 03/25/2035	113	71
5.613% due 05/20/2036	796	579

Downey Savings & Loan Association Mortgage Loan Trust
0.511% due 03/19/2045	38	27

First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035	132	98

GSR Mortgage Loan Trust
2.868% due 04/25/2035	16	15
2.936% due 05/25/2035	2,801	2,000
5.750% due 03/25/2036	577	513

Harborview Mortgage Loan Trust
0.441% due 07/19/2046	125	77
0.461% due 09/19/2046	48	30
0.501% due 03/19/2036	1,067	661
1.178% due 12/19/2036	53	29
5.750% due 08/19/2036	99	63

Indymac IMSC Mortgage Loan Trust
0.441% due 07/25/2047	74	38
6.000% due 07/25/2037	1,263	890

Indymac INDA Mortgage Loan Trust
5.442% due 03/25/2037	2,548	1,957

Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046	103	62
0.461% due 06/25/2047	46	26
5.341% due 05/25/2036	4,395	3,681

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	33	31

Luminent Mortgage Trust
0.431% due 12/25/2036	66	43
0.441% due 12/25/2036	49	30

MASTR Adjustable Rate Mortgages Trust
0.471% due 04/25/2046	36	21

Residential Accredit Loans, Inc.
0.421% due 01/25/2037	2,307	1,374
0.591% due 03/25/2037	375	150
3.265% due 03/25/2035	59	42
3.401% due 02/25/2035	74	54
5.500% due 02/25/2036	813	476

Residential Asset Securitization Trust
0.661% due 01/25/2046 (a)	522	237

Structured Asset Mortgage Investments, Inc.
0.441% due 09/25/2047	75	48
0.451% due 07/25/2046	133	84
0.481% due 05/25/2046	56	30
0.481% due 09/25/2047	1,000	419
0.571% due 09/25/2045	120	79

SunTrust Alternative Loan Trust
0.611% due 04/25/2036	181	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates
1.028% due 02/25/2047	$124	$77
1.028% due 03/25/2047	130	81
1.088% due 04/25/2047	66	44
1.148% due 12/25/2046	61	40
5.415% due 12/25/2036	787	608
5.691% due 10/25/2036	449	368
5.721% due 02/25/2037	59	46
5.854% due 09/25/2036	48	38

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.298% due 05/25/2046	52	30

Total Mortgage-Backed Securities (Cost $16,099)		18,297

ASSET-BACKED SECURITIES 0.1%

Argent Securities, Inc.
1.311% due 12/25/2033	300	247

Credit-Based Asset Servicing & Securitization LLC
0.331% due 01/25/2037	112	45

GSAMP Trust
0.411% due 08/25/2036	100	51

Mid-State Trust
7.791% due 03/15/2038	27	26

Morgan Stanley ABS Capital I
0.401% due 05/25/2037	100	40

Structured Asset Securities Corp.
0.411% due 05/25/2037	131	120
0.561% due 06/25/2035	370	260

Total Asset-Backed Securities (Cost $752)		789

	SHARES
COMMON STOCKS 0.1%

CONSUMER SERVICES 0.1%

Dex One Corp. (c)	67,167	501

ENERGY 0.0%

SemGroup Corp. ‘A’ (c)	7,116	193

Total Common Stocks (Cost $2,267)		694

WARRANTS 0.0%

ENERGY 0.0%

SemGroup Corp. - Exp. 11/30/2014	7,490	58

UTILITIES 0.0%

Hawaiian Telecom HoldCo., Inc. - Exp. 10/15/2028	7,187	50

Total Warrants (Cost $1,736)		108

CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500% due 12/31/2049	3,200	3,202

Total Convertible Preferred Securities (Cost $1,979)		3,202

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.1%

ABN AMRO North America Capital Funding Trust I
1.358% due 12/31/2049	800	$486

INDUSTRIALS 0.2%

Las Vegas Sands Corp.
10.000% due 12/31/2049	13,800	1,572

Total Preferred Securities (Cost $1,923)		2,058

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS 0.8%

Barclays Capital, Inc.
0.250% due 01/03/2011	$4,000	4,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $4,107. Repurchase proceeds are $4,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 01/03/2011	$1,217	$1,217
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,246. Repurchase proceeds are $1,217.)

		5,217

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 4.3%
	2,999,538	30,043

Total Short-Term Instruments (Cost $35,262)		$35,260

Total Investments 98.5% (Cost $642,400)		680,040

Other Assets and Liabilities (Net) 1.5%		10,250

Net Assets 100.0%		$690,290

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Security becomes interest bearing at a future date.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $800 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $832 at a weighted average interest rate of -0.853%. On December 31, 2010, securities valued at $247 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $364 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	CSFB	5.000%	03/20/2014	2.043%	$	1,000	$94	$(94)	$188
Ally Financial, Inc.	DUB	5.000%	03/20/2012	1.241%		200	9	(31)	40
Ally Financial, Inc.	MSC	6.560%	12/20/2012	1.757%		1,500	143	0	143
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	3.377%		200	12	(18)	30
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	2.842%		1,150	78	(105)	183
El Paso Corp.	CSFB	5.000%	12/20/2014	2.062%		2,500	281	(75)	356
El Paso Corp.	GSC	5.000%	09/20/2014	1.948%		3,000	331	(285)	616
GenOn Energy, Inc.	CITI	5.000%	09/20/2014	5.111%		1,100	(2)	(121)	119
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.111%		300	0	(55)	55
GenOn Energy, Inc.	MSC	5.000%	12/20/2014	4.050%		300	10	(30)	40
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.970%		550	77	(56)	133
HCA, Inc.	BOA	5.000%	03/20/2014	2.312%		1,000	79	(150)	229
NRG Energy, Inc.	GSC	4.200%	09/20/2013	2.419%		100	5	0	5
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	0.507%		600	34	0	34
SLM Corp.	BCLY	5.000%	12/20/2013	2.118%		650	54	(72)	126
SLM Corp.	BOA	5.000%	09/20/2014	2.679%		800	66	(112)	178
SLM Corp.	DUB	5.000%	06/20/2012	1.180%		500	29	(65)	94
SLM Corp.	DUB	5.000%	09/20/2014	2.679%		300	25	(34)	59

							$1,325	$(1,303)	$2,628

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfronts Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE.AAA.07-1 Index	CSFB	0.090%	08/25/2037	$	976	$(545)	$(683)	$138
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		1,061	14	0	14
CDX.HY-14 5-Year Index	JPM	5.000%	06/20/2015		5,000	233	(106)	339
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		5,000	157	(13)	170
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		600	19	16	3
CDX.HY-15 5-Year Index	GSC	5.000%	12/20/2015		1,000	31	28	3
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		24,300	762	698	64

						$671	$(60)	$731

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(749)	$(76)	$(673)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(72)	(25)	(47)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(165)	(25)	(140)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	107	12	95
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	130	8	122
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	107	13	94

							$(642)	$(93)	$(549)

(j)	Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	139	$110,800	$1,019
Sales	70	0	15
Closing Buys	(209)	(110,800)	(1,034)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2010	0	$0	$0

(k)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$289	$297	0.04%

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,539	03/2011	CITI	$13	$0	$13
Buy	CNY	797	01/2011	BOA	1	0	1
Buy		1,008	01/2011	CITI	3	0	3
Buy		2,307	01/2011	DUB	6	0	6
Sell		5,573	01/2011	DUB	0	(8)	(8)
Buy		1,461	01/2011	MSC	2	0	2

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	680	11/2011	BCLY	$0	$0	$0
Buy		4,093	11/2011	CITI	3	0	3
Buy		2,541	11/2011	JPM	0	(2)	(2)
Buy		5,573	02/2012	DUB	7	0	7
Buy	EUR	2,411	01/2011	CITI	0	(60)	(60)
Sell		24,630	01/2011	CITI	1,068	0	1,068
Sell		2,032	01/2011	CSFB	112	0	112
Sell		1,072	01/2011	RBC	55	0	55
Sell		721	01/2011	RBS	27	0	27
Sell	GBP	1,727	03/2011	BCLY	2	0	2
Sell		1,726	03/2011	DUB	3	0	3
Sell		1,151	03/2011	RBS	6	0	6

					$1,308	$(70)	$1,238

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$21,723	$0	$21,723
Corporate Bonds & Notes
Banking & Finance	0	130,945	0	130,945
Industrials	0	394,123	2,772	396,895
Utilities	0	61,746	3,541	65,287
Convertible Bonds & Notes
Industrials	0	1,372	0	1,372
Municipal Bonds & Notes
Puerto Rico	0	20	0	20
U.S. Treasury Obligations	0	3,390	0	3,390
Mortgage-Backed Securities	0	18,297	0	18,297
Asset-Backed Securities	0	789	0	789
Common Stocks
Consumer Services	501	0	0	501
Energy	193	0	0	193
Warrants
Energy	0	0	58	58
Utilities	0	0	50	50
Convertible Preferred Securities
Banking & Finance	3,202	0	0	3,202
Preferred Securities
Banking & Finance	0	486	0	486
Industrials	0	1,572	0	1,572

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Short-Term Instruments
Repurchase Agreements	$0	$5,217	$0	$5,217
PIMCO Short-Term Floating NAV Portfolio	30,043	0	0	30,043
	$33,939	$639,680	$6,421	$680,040

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	3,358	0	3,358
Foreign Exchange Contracts	0	1,308	0	1,308
Interest Rate Contracts	0	312	0	312
	$0	$4,978	$0	$4,978

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(70)	0	(70)
Interest Rate Contracts	0	(860)	0	(860)
	$0	$(930)	$0	$(930)

Totals	$33,939	$643,728	$6,421	$684,088

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$629	$0	$(403)	$13	$(16)	$75	$2,474	$0	$2,772	$(16)
Utilities	0	0	0	0	0	0	3,541	0	3,541	0
Asset-Backed Securities	3,673	0	(3,735)	24	105	(67)	0	0	0	0
Common Stocks
Energy	183	0	0	0	0	10	0	(193)	0	0
Warrants
Energy	34	0	0	0	0	24	0	0	58	24
Utilities	0	1,702	0	0	0	(1,652)	0	0	50	(1,652)

	$4,519	$1,702	$(4,138)	$37	$89	$(1,610)	$6,015	$(193)	$6,421	$(1,644)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$1,308	$0	$0	$0	$1,308
Unrealized appreciation on swap agreements	311	0	3,359	0	0	3,670

	$311	$1,308	$3,359	$0	$0	$4,978

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$70	$0	$0	$0	$70
Unrealized depreciation on swap agreements	860	0	0	0	0	860

	$860	$70	$0	$0	$0	$930

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$3,421	$0	$4,673	$0	$0	$8,094
Net realized gain on foreign currency transactions	0	1,456	0	0	0	1,456

	$3,421	$1,456	$4,673	$0	$0	$9,550

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$(1,198)	$0	$(2,467)	$0	$0	$(3,665)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	471	0	0	0	471

	$(1,198)	$471	$(2,467)	$0	$0	$(3,194)

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	December 31, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

18	PIMCO Variable Insurance Trust

December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 - Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of

20	PIMCO Variable Insurance Trust

December 31, 2010

Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2010 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into

22	PIMCO Variable Insurance Trust

December 31, 2010

the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating

24	PIMCO Variable Insurance Trust

December 31, 2010

NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$ 0	$340,717	$(310,700)	$28		$(2)	$30,043	$116

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,751	$2,691	$444,203	$356,143

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	160	$1,210	196	$1,223
Administrative Class	59,340	446,404	45,120	280,287
Advisor Class	6,287	47,425	1,868	12,112
Issued as reinvestment of distributions
Institutional Class	34	252	35	229
Administrative Class	5,512	41,654	5,396	34,816
Advisor Class	125	956	40	268
Cost of shares redeemed
Institutional Class	(117)	(885)	(132)	(834)
Administrative Class	(52,020)	(390,503)	(33,921)	(206,405)
Advisor Class	(4,656)	(35,008)	(1,173)	(7,375)
Net increase resulting from Portfolio share Transactions	14,665	$111,505	17,429	$114,321

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

December 31, 2010

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	98
Administrative Class	4	73	*
Advisor Class	3	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral
$3,203	$—	$39,256	$(2,234)	$(34,501)	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, contingent payment debt instruments, and passive foreign investment companies.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 34,501	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$643,168	$47,264	$(10,392)	$36,872

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, contingent payment debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2010	$42,862	$—	$—
12/31/2009	$35,312	$—	$244

(5)	Includes short-term capital gains, if any, distributed.
(6)	A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	27

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBC	Royal Bank of Canada
CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.	RBS	Royal Bank of Scotland Group PLC

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	ULC	Unlimited Liability Corporation
ALT	Alternate Loan Trust

28	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.75%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.75%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	31

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

34	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA35_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	87.2%
Short-Term Instruments	5.2%
Bank Loan Obligations	3.2%
Mortgage-Backed Securities	2.7%
U.S. Treasury Obligations	0.5%
Other	1.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	Class Inception (07/01/02)
PIMCO High Yield Portfolio Institutional Class	14.63%	6.91%	8.71%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	14.26%	7.61%	9.06%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.61% for Institutional Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,094.97	$1,022.18
Expenses Paid During Period†	$3.17	$3.06

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An allocation to investment-grade bonds detracted from returns as investment-grade bonds underperformed high-yield bonds during the reporting period.

»	Security selection in the consumer cyclical sector, where automotive bonds outperformed the broader high-yield category, benefited relative returns during the reporting period.

»	An overweight to financials benefited performance as banking and insurance issues within the high-yield sector were among the top performers during the reporting period.

»	Security selection within the finance sector detracted from performance as investment-grade banks and insurance issuers underperformed the broader high-yield sector during the reporting period.

»	An underweight to consumer non-cyclicals benefited performance as consumer non-cyclicals underperformed the broader high-yield sector during the reporting period.

»

Security selection in the media sector, in which the Portfolio was overweight cable issuers and underweight broadcasting issuers, detracted from performance as broadcasting bonds outperformed cable issuers during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$7.28	$5.66	$8.05	$8.34	$8.19
Net investment income (a)	0.55	0.56	0.55	0.57	0.58
Net realized/unrealized gain (loss) on investments	0.48	1.62	(2.34)	(0.27)	0.15
Total income (loss) from investment operations	1.03	2.18	(1.79)	0.30	0.73
Dividends from net investment income	(0.56)	(0.56)	(0.55)	(0.59)	(0.58)
Distributions from net realized capital gains	0.00	0.00	(0.02)	0.00	0.00
Tax basis return of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions	(0.56)	(0.56)	(0.60)	(0.59)	(0.58)
Net asset value end of year	$7.75	$7.28	$5.66	$8.05	$8.34
Total return	14.63%	40.47%	(23.39)%	3.66%	9.24%
Net assets end of year (000s)	$4,087	$3,284	$1,992	$2,456	$1,963
Ratio of expenses to average net assets	0.60%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	7.30%	8.69%	7.74%	6.99%	7.05%
Portfolio turnover rate	64%*	181%	313%	131%	81%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$644,780
Investments in Affiliates, at value	30,043
Repurchase agreements, at value	5,217
Cash	64
Foreign currency, at value	2,129
Receivable for investments sold	2,629
Receivable for Portfolio shares sold	1,406
Interest and dividends receivable	11,627
Dividends receivable from Affiliates	9
Swap premiums paid	812
Unrealized appreciation on foreign currency contracts	1,308
Unrealized appreciation on swap agreements	3,670
703,694

Liabilities:
Payable for reverse repurchase agreements	$240
Payable for investments purchased	7,109
Payable for investments in Affiliates purchased	9
Payable for Portfolio shares redeemed	55
Deposits from counterparty	2,350
Accrued related party fees	443
Swap premiums received	2,268
Unrealized depreciation on foreign currency contracts	70
Unrealized depreciation on swap agreements	860
13,404

Net Assets	$690,290

Net Assets Consist of:
Paid in capital	$684,566
(Overdistributed) net investment income	(493)
Accumulated undistributed net realized (loss)	(35,520)
Net unrealized appreciation	41,737
$690,290

Net Assets:
Institutional Class	$4,087
Administrative Class	664,342
Advisor Class	21,861

Shares Issued and Outstanding:
Institutional Class	528
Administrative Class	85,767
Advisor Class	2,822

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.75
Administrative Class	7.75
Advisor Class	7.75

Cost of Investments Owned	$607,138
Cost of Investments in Affiliates Owned	$30,045
Cost of Repurchase Agreements Owned	$5,217
Cost of Foreign Currency Held	$2,106

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$46,095
Dividends	358
Dividends from Affiliate investments	116
Total Income	46,569

Expenses:
Investment advisory fees	1,473
Supervisory and administrative fees	2,062
Servicing fees – Administrative Class	858
Distribution and/or servicing fees – Advisor Class	34
Trustees' fees	9
Interest expense	3
Total Expenses	4,439

Net Investment Income	42,130

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	18,038
Net realized gain on Affiliate investments	28
Net realized gain on futures contracts, written options and swaps	8,094
Net realized gain on foreign currency transactions	1,382
Net change in unrealized appreciation on investments	12,972
Net change in unrealized (depreciation) on Affiliate investments	(2)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(3,665)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	556
Net Gain	37,403

Net Increase in Net Assets Resulting from Operations	$79,533

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$42,130	$34,862
Net realized gain (loss)	27,514	(42,163)
Net realized gain on Affiliate investments	28	24
Net change in unrealized appreciation	9,863	148,009
Net change in unrealized (depreciation) on Affiliate investments	(2)	0
Net increase resulting from operations	79,533	140,732

Distributions to Shareholders:
From net investment income
Institutional Class	(252)	(228)
Administrative Class	(41,654)	(34,817)
Advisor Class	(956)	(267)
Tax basis return of capital
Institutional Class	0	(1)
Administrative Class	0	(241)
Advisor Class	0	(2)

Total Distributions	(42,862)	(35,556)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	111,505	114,321

Total Increase in Net Assets	148,176	219,497

Net Assets:
Beginning of year	542,114	322,617
End of year*	$690,290	$542,114

*Including (overdistributed) net investment income of:	$(493)	$(4,102)

**See	note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.1%

American General Finance Corp.
7.250% due 04/21/2015		$1,750	$1,777

CIT Group, Inc.
6.250% due 08/11/2015		912	932

Community Health Systems, Inc.
2.549% due 07/25/2014		1,000	977

CSC Holdings LLC
10.500% due 08/01/2013		500	535

DaVita, Inc.
4.500% due 10/20/2016		1,500	1,516

Del Monte Corp.
2.500% due 12/30/2011		3,000	3,015

First Data Corp.
3.011% due 09/24/2014		934	863

Goodman Global, Inc.
5.750% due 10/28/2016		499	502

Ineos Group Holdings PLC
7.001% due 12/14/2012		121	125

Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		11,413	8,804

UPC Holding BV
4.542% due 12/30/2016	EUR	547	695
4.792% due 12/31/2017		395	502

Vodafone Group PLC
6.875% due 08/11/2015		$1,500	1,480

Total Bank Loan Obligations (Cost $22,189)			21,723

CORPORATE BONDS & NOTES 85.9%

BANKING & FINANCE 19.0%

Ally Financial, Inc.
6.250% due 12/01/2017		1,500	1,502
6.625% due 05/15/2012		2,225	2,306
6.750% due 12/01/2014		100	105
6.875% due 09/15/2011		1,000	1,031
7.500% due 09/15/2020		1,500	1,581
8.000% due 03/15/2020		1,500	1,641
8.000% due 11/01/2031		2,525	2,708
8.300% due 02/12/2015		1,250	1,378

American General Finance Corp.
4.875% due 07/15/2012		1,000	946

American International Group, Inc.
5.450% due 05/18/2017		1,875	1,904
5.850% due 01/16/2018		1,200	1,241
8.175% due 05/15/2068		1,000	1,072
8.250% due 08/15/2018		4,000	4,622
8.625% due 05/22/2068	GBP	1,000	1,543

BAC Capital Trust VI
5.625% due 03/08/2035		$500	425

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	200	212

BAC Capital Trust XI
6.625% due 05/23/2036		$3,200	3,081

Bank of America Corp.
8.125% due 12/29/2049		200	202

Barclays Bank PLC
7.434% due 09/29/2049		1,750	1,728
14.000% due 11/29/2049	GBP	1,500	2,818

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		$1,000	1,045

Capital One Capital V
10.250% due 08/15/2039		3,600	3,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group, Inc.
7.000% due 05/01/2013		$1,350	$1,381
7.000% due 05/01/2014		2,000	2,025
7.000% due 05/01/2015		4,000	4,020
7.000% due 05/01/2016		3,500	3,522
7.000% due 05/01/2017		1,876	1,886

Citigroup Capital XXI
8.300% due 12/21/2077		725	758

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		3,000	3,889

Countrywide Capital III
8.050% due 06/15/2027		1,800	1,888

Credit Agricole S.A.
8.375% due 10/29/2049		1,800	1,857

Ford Motor Credit Co. LLC
5.625% due 09/15/2015		2,000	2,073
6.625% due 08/15/2017		2,250	2,368
7.000% due 10/01/2013		1,525	1,636
7.500% due 08/01/2012		300	319
8.000% due 06/01/2014		4,000	4,410
8.000% due 12/15/2016		3,625	4,056
8.125% due 01/15/2020		1,500	1,748
9.875% due 08/10/2011		1,000	1,041
12.000% due 05/15/2015		250	315

HBOS PLC
6.750% due 05/21/2018		1,000	938

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		300	279

ILFC E-Capital Trust II
6.250% due 12/21/2065		250	196

Ineos Finance PLC
9.000% due 05/15/2015		1,000	1,069
9.250% due 05/15/2015	EUR	475	678

International Lease Finance Corp.
5.400% due 02/15/2012		$2,300	2,334
5.750% due 06/15/2011		2,500	2,525
5.875% due 05/01/2013		300	305
6.625% due 11/15/2013		5,625	5,773
6.750% due 09/01/2016		1,000	1,072
7.125% due 09/01/2018		1,750	1,868
8.625% due 09/15/2015		250	269
8.750% due 03/15/2017		1,075	1,156

Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	500	628

LBG Capital No.1 PLC
6.439% due 05/23/2020		500	541
7.625% due 10/14/2020		200	234
7.867% due 12/17/2019	GBP	500	682
7.875% due 11/01/2020		$2,300	2,104
8.000% due 12/29/2049		500	440
11.040% due 03/19/2020	GBP	150	239

LBG Capital No.2 PLC
9.125% due 07/15/2020		500	721

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$7,500	1,753
3.151% due 04/04/2016 (a)		400	94
6.625% due 01/18/2012 (a)		125	30
6.750% due 12/28/2017 (a)		1,250	1
6.875% due 05/02/2018 (a)		500	126
7.500% due 05/11/2038 (a)		1,025	1

Marina District Finance Co., Inc.
9.500% due 10/15/2015 (g)		250	247
9.875% due 08/15/2018		500	495

MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,151

NSG Holdings LLC
7.750% due 12/15/2025		2,125	1,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Capital Trust A
6.467% due 12/29/2049	EUR	350	$323

Regions Bank
7.500% due 05/15/2018		$1,500	1,547

Regions Financial Corp.
0.473% due 06/26/2012		1,000	947
7.375% due 12/10/2037		2,750	2,599

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		250	194
7.640% due 03/29/2049		2,200	1,474

SLM Corp.
0.588% due 01/27/2014		1,025	924
3.263% due 01/31/2014		400	371
5.000% due 06/15/2018		450	383
5.050% due 11/14/2014		100	96
5.125% due 08/27/2012		325	332
5.375% due 05/15/2014		300	302
8.000% due 03/25/2020		1,000	1,016
8.450% due 06/15/2018		1,625	1,691

Societe Generale
5.922% due 04/29/2049		350	310

Tenneco, Inc.
7.750% due 08/15/2018		500	532

UBS AG
7.152% due 12/29/2049	EUR	600	802

UBS Preferred Funding Trust V
6.243% due 05/29/2049		$660	640

UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	1,900	2,679

Ventas Realty LP
6.500% due 06/01/2016		$100	104

Virgin Media Secured Finance PLC
6.500% due 01/15/2018		650	687

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		3,650	4,134

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	2,000	2,766

			130,945

INDUSTRIALS 57.5%

Actuant Corp.
6.875% due 06/15/2017		$300	308

Advanced Micro Devices, Inc.
7.750% due 08/01/2020		1,500	1,564

Alere, Inc.
8.625% due 10/01/2018		1,500	1,526

Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000	1,034

Allison Transmission, Inc.
11.000% due 11/01/2015		1,250	1,369

American Airlines Pass-Through Trust
7.858% due 04/01/2013		100	104

American Renal Holdings
8.375% due 05/15/2018		425	438

American Stores Co.
7.100% due 03/20/2028		50	38
8.000% due 06/01/2026		1,375	1,182

AmeriGas Partners LP
7.125% due 05/20/2016		1,805	1,877
7.250% due 05/20/2015		1,050	1,084

AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,000	1,055

Anadarko Petroleum Corp.
6.200% due 03/15/2040		500	490
6.450% due 09/15/2036		1,500	1,501

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARAMARK Corp.
3.787% due 02/01/2015		$1,225	$1,203
8.500% due 02/01/2015		1,000	1,050

Arch Coal, Inc.
7.250% due 10/01/2020		500	530

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,350
9.125% due 10/15/2020		$350	366
9.250% due 10/15/2020	EUR	225	310

Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	499

ArvinMeritor, Inc.
8.125% due 09/15/2015		1,500	1,577
8.750% due 03/01/2012		523	565
10.625% due 03/15/2018		500	565

Associated Materials LLC
9.125% due 11/01/2017		1,500	1,571

Aviation Capital Group
7.125% due 10/15/2020		1,500	1,530

Ball Corp.
6.750% due 09/15/2020		575	607

Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,000	1,075

BE Aerospace, Inc.
6.875% due 10/01/2020		1,000	1,038

Berry Petroleum Co.
6.750% due 11/01/2020		875	882
10.250% due 06/01/2014		1,025	1,181

Berry Plastics Corp.
5.039% due 02/15/2015		1,625	1,576
9.500% due 05/15/2018		1,500	1,511
9.750% due 01/15/2021		1,000	995

Biomet, Inc.
10.000% due 10/15/2017		250	274
10.375% due 10/15/2017 (b)		4,365	4,791
11.625% due 10/15/2017		3,250	3,608

Bombardier, Inc.
7.250% due 11/15/2016	EUR	400	567

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$1,000	1,018

Brocade Communications Systems, Inc.
6.625% due 01/15/2018		1,000	1,058
6.875% due 01/15/2020		1,000	1,070

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		750	778

Building Materials Corp. of America
6.875% due 08/15/2018		250	249
7.000% due 02/15/2020		900	929
7.500% due 03/15/2020		500	511

Cablevision Systems Corp.
7.750% due 04/15/2018		325	342
8.000% due 04/15/2020		200	215

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		2,250	2,064
11.250% due 06/01/2017		1,750	1,978

Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,062

Case New Holland, Inc.
7.875% due 12/01/2017		1,250	1,372

Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015 (b)		1,500	1,522

CC Holdings GS V LLC
7.750% due 05/01/2017		750	823

CCO Holdings LLC
7.875% due 04/30/2018		2,500	2,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		$500	$518

CF Industries, Inc.
6.875% due 05/01/2018		1,500	1,609
7.125% due 05/01/2020		1,000	1,098

Chart Industries, Inc.
9.125% due 10/15/2015		425	440

Chemtura Corp.
7.875% due 09/01/2018		1,000	1,065

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	625	845
7.250% due 12/15/2018		$350	364
9.500% due 02/15/2015		4,500	5,096

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		500	511
7.750% due 05/15/2017		500	515
9.500% due 05/15/2016		1,325	1,451

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		3,500	3,842

Clearwater Paper Corp.
7.125% due 11/01/2018		350	363

Cognis GmbH
9.500% due 05/15/2014	EUR	500	696

Community Health Systems, Inc.
8.875% due 07/15/2015		$5,000	5,262

Concho Resources, Inc.
7.000% due 01/15/2021		750	771

Consol Energy, Inc.
8.000% due 04/01/2017		1,375	1,471
8.250% due 04/01/2020		750	814

Constellation Brands, Inc.
7.250% due 05/15/2017		1,500	1,596

Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,500	2,057
7.500% due 09/15/2017		500	696
8.500% due 07/15/2015		300	438

Continental Airlines, Inc.
6.920% due 04/02/2013 (k)		299	297

Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$195	194

Continental Resources, Inc.
7.125% due 04/01/2021		400	422
7.375% due 10/01/2020		250	266
8.250% due 10/01/2019		50	56

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		1,250	1,331

Corrections Corp. of America
7.750% due 06/01/2017		500	533

Cott Beverages, Inc.
8.125% due 09/01/2018		750	812

Crown Americas LLC
7.625% due 05/15/2017		2,050	2,204

Crown Castle International Corp.
7.125% due 11/01/2019		500	531

Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	245

CSC Holdings LLC
7.625% due 07/15/2018		$2,000	2,180
7.875% due 02/15/2018		4,300	4,805
8.500% due 04/15/2014		400	442
8.500% due 06/15/2015		725	790
8.625% due 02/15/2019		1,550	1,759

DaVita, Inc.
6.375% due 11/01/2018		775	773
6.625% due 11/01/2020		1,250	1,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
9.500% due 09/15/2014	$898	$982

Denbury Resources, Inc.
8.250% due 02/15/2020	2,000	2,180
9.750% due 03/01/2016	50	56

Digicel Group Ltd.
10.500% due 04/15/2018	1,000	1,105

Digicel Ltd.
8.250% due 09/01/2017	2,500	2,575

DISH DBS Corp.
6.625% due 10/01/2014	1,175	1,222
7.000% due 10/01/2013	175	188
7.125% due 02/01/2016	4,055	4,207
7.750% due 05/31/2015	1,000	1,068
7.875% due 09/01/2019	2,000	2,100

Diversey, Inc.
8.250% due 11/15/2019	1,000	1,090

Dollar General Corp.
10.625% due 07/15/2015	1,000	1,092

Dynegy Holdings, Inc.
7.625% due 10/15/2026	325	193

Dynegy Roseton
7.670% due 11/08/2016	1,150	1,081

El Paso Corp.
7.000% due 06/15/2017	475	504
7.250% due 06/01/2018	500	538
7.750% due 01/15/2032	500	500
7.800% due 08/01/2031	1,150	1,150
8.050% due 10/15/2030	780	795

Energy Transfer Equity LP
7.500% due 10/15/2020	1,400	1,449

Enterprise Products Operating LLC
8.375% due 08/01/2066	4,000	4,300

Entravision Communications Corp.
8.750% due 08/01/2017	1,750	1,855

Equinix, Inc.
8.125% due 03/01/2018	500	525

Ferro Corp.
7.875% due 08/15/2018	750	795

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	2,393	2,525

Fidelity National Information Services, Inc.
7.625% due 07/15/2017	500	529

First Data Corp.
8.250% due 01/15/2021	724	699
9.875% due 09/24/2015	51	49
12.625% due 01/15/2021	224	215

FMG Resources Pty Ltd.
7.000% due 11/01/2015	525	541

Ford Motor Co.
9.215% due 09/15/2021	200	226

Forest Oil Corp.
7.250% due 06/15/2019	1,250	1,275
8.500% due 02/15/2014	1,000	1,098

Frac Tech Services LLC
7.125% due 11/15/2018	500	509

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	891

General Nutrition Centers, Inc.
5.750% due 03/15/2014 (b)	1,500	1,492

Georgia-Pacific LLC
5.400% due 11/01/2020	925	916
7.000% due 01/15/2015	625	652
7.125% due 01/15/2017	375	401
7.250% due 06/01/2028	150	163

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 12/01/2025		$4,520	$4,904
7.700% due 06/15/2015		800	920
8.000% due 01/15/2024		2,000	2,295
8.250% due 05/01/2016		2,025	2,296
8.875% due 05/15/2031		200	247

Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		1,250	1,300
10.500% due 05/15/2016		950	1,088

Graham Packaging Co. LP
8.250% due 10/01/2018		750	791

Graphic Packaging International, Inc.
7.875% due 10/01/2018		1,000	1,052

Harvest Operations Corp.
6.875% due 10/01/2017		750	776

HCA Holdings, Inc.
7.750% due 05/15/2021		1,000	1,002

HCA, Inc.
7.190% due 11/15/2015		180	177
7.250% due 09/15/2020		2,975	3,124
8.500% due 04/15/2019		800	880
9.250% due 11/15/2016		3,000	3,208
9.625% due 11/15/2016 (b)		5,450	5,852
9.875% due 02/15/2017		1,275	1,409

HeidelbergCement Finance BV
8.500% due 10/31/2019	EUR	1,000	1,471

Hertz Corp.
7.375% due 01/15/2021		$1,000	1,015

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		1,750	1,879
9.000% due 11/15/2020		1,500	1,590

Huntsman International LLC
8.625% due 03/15/2021		1,500	1,628

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,500	1,804
8.500% due 02/15/2016		$500	479

Insight Communications Co., Inc.
9.375% due 07/15/2018		2,750	2,942

Intelsat Corp.
9.250% due 08/15/2014		1,000	1,035
9.250% due 06/15/2016		1,350	1,465

Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,750	1,776
8.500% due 11/01/2019		750	819
9.500% due 06/15/2016		3,000	3,180
11.250% due 06/15/2016		500	541

Intelsat Luxembourg S.A.
11.250% due 02/04/2017		1,000	1,095
11.500% due 02/04/2017 (b)		1,539	1,709

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015		50	52

Interactive Data Corp.
10.250% due 08/01/2018		1,250	1,375

Intergen NV
9.000% due 06/30/2017		2,895	3,083

Interline Brands, Inc.
7.000% due 11/15/2018		275	280

inVentiv Health, Inc.
10.000% due 08/15/2018		500	502

Jarden Corp.
7.500% due 05/01/2017		1,500	1,588

JC Penney Corp., Inc.
7.125% due 11/15/2023		175	182
7.950% due 04/01/2017		950	1,040

JET Equipment Trust
7.630% due 02/15/2015 (a)		55	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern Railway
8.000% due 06/01/2015		$200	$216

Las Vegas Sands Corp.
6.375% due 02/15/2015		1,000	1,026

Legrand France S.A.
8.500% due 02/15/2025		750	880

Lender Processing Services, Inc.
8.125% due 07/01/2016		275	283

LifePoint Hospitals, Inc.
6.625% due 10/01/2020		1,500	1,496

Linn Energy LLC
7.750% due 02/01/2021		750	772
8.625% due 04/15/2020		950	1,028

Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,025	1,043

Lyondell Chemical Co.
8.000% due 11/01/2017		1,799	1,995
11.000% due 05/01/2018		3,000	3,412

Manitowoc Co., Inc.
8.500% due 11/01/2020		1,750	1,868

MarkWest Energy Partners LP
6.750% due 11/01/2020		450	452

McClatchy Co.
11.500% due 02/15/2017		700	790

McJunkin Red Man Corp.
9.500% due 12/15/2016		750	712

MGM Resorts International
6.625% due 07/15/2015		250	230
6.875% due 04/01/2016		450	403
7.500% due 06/01/2016		1,250	1,175
9.000% due 03/15/2020		750	829
10.375% due 05/15/2014		250	282
11.125% due 11/15/2017		1,000	1,155
13.000% due 11/15/2013		350	416

Michael Foods, Inc.
9.750% due 07/15/2018		2,000	2,195

Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,504

Momentive Performance Materials, Inc.
9.000% due 01/15/2021		500	529

Mueller Water Products, Inc.
8.750% due 09/01/2020		550	610

Multiplan, Inc.
9.875% due 09/01/2018		750	799

Mylan, Inc.
7.625% due 07/15/2017		700	748
7.875% due 07/15/2020		2,250	2,436

Nalco Co.
6.625% due 01/15/2019		1,000	1,028
8.875% due 11/15/2013		875	893

Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	382

NBTY, Inc.
9.000% due 10/01/2018		$1,000	1,072

New Albertson’s, Inc.
7.450% due 08/01/2029		1,415	1,068

Newfield Exploration Co.
6.625% due 09/01/2014		100	102
6.875% due 02/01/2020		1,050	1,110
7.125% due 05/15/2018		1,075	1,137

NFR Energy LLC
9.750% due 02/15/2017		1,500	1,489

Nielsen Finance LLC
0.000% due 08/01/2016 (d)		750	791
7.750% due 10/15/2018		2,500	2,600
11.500% due 05/01/2016		1,000	1,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novelis, Inc.
8.375% due 12/15/2017		$2,500	$2,600
8.750% due 12/15/2020		3,000	3,128

NPC International, Inc.
9.500% due 05/01/2014		1,275	1,310

NXP BV
7.875% due 10/15/2014		1,000	1,045
9.750% due 08/01/2018		1,050	1,186

OPTI Canada, Inc.
7.875% due 12/15/2014		375	267
8.250% due 12/15/2014		1,280	918

Oshkosh Corp.
8.250% due 03/01/2017		175	191
8.500% due 03/01/2020		175	193

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014		100	102

OXEA Finance
9.500% due 07/15/2017		1,000	1,089
9.625% due 07/15/2017	EUR	750	1,117

Peabody Energy Corp.
6.500% due 09/15/2020		$500	536

Petco Animal Supplies, Inc.
9.250% due 12/01/2018		1,000	1,059

Petrohawk Energy Corp.
7.250% due 08/15/2018		2,000	2,030

PHH Corp.
9.250% due 03/01/2016		500	530

Phillips-Van Heusen Corp.
7.375% due 05/15/2020		1,000	1,068

Pilgrim’s Pride Corp.
7.875% due 12/15/2018		1,000	1,000

Pinafore LLC
9.000% due 10/01/2018		1,750	1,899

Pinnacle Entertainment, Inc.
8.625% due 08/01/2017		750	821

Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,750	2,826
9.250% due 04/01/2015		1,550	1,622

Plains Exploration & Production Co.
7.000% due 03/15/2017		500	516
7.625% due 04/01/2020		1,500	1,588

Polypore International, Inc.
7.500% due 11/15/2017		500	512

Precision Drilling Corp.
6.625% due 11/15/2020		500	510

QEP Resources, Inc.
6.875% due 03/01/2021		500	528

Quebecor Media, Inc.
7.750% due 03/15/2016		3,150	3,268

Quicksilver Resources, Inc.
9.125% due 08/15/2019		2,650	2,922
11.750% due 01/01/2016		525	614

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)		1,500	1,541

QVC, Inc.
7.375% due 10/15/2020		1,000	1,052
7.500% due 10/01/2019		1,500	1,586

Radiation Therapy Services, Inc.
9.875% due 04/15/2017		950	952

Rain CII Carbon LLC
8.000% due 12/01/2018		750	772

Range Resources Corp.
6.750% due 08/01/2020		750	777
7.500% due 10/01/2017		275	291

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Global, Inc.
8.500% due 05/01/2018		$4,000	$4,270

Regency Energy Partners LP
6.875% due 12/01/2018		1,125	1,145

Rent-A-Center, Inc.
6.625% due 11/15/2020		1,000	1,000

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		1,250	1,278
7.750% due 10/15/2016		500	531
8.000% due 12/15/2016	EUR	2,000	2,689
8.500% due 05/15/2018		$2,175	2,197
9.000% due 04/15/2019		1,500	1,562

Rhodia S.A.
6.875% due 09/15/2020		1,000	1,019

Roadhouse Financing, Inc.
10.750% due 10/15/2017		775	841

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		1,525	1,571

Roofing Supply Group LLC
8.625% due 12/01/2017		500	518

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)		2,925	3,009
8.750% due 01/15/2020		500	516
9.875% due 05/15/2016		150	159

Scientific Games Corp.
8.125% due 09/15/2018		500	506

Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	502
7.250% due 01/15/2018		150	158

Seagate HDD Cayman
7.750% due 12/15/2018		500	509

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		325	337

Seneca Gaming Corp.
8.250% due 12/01/2018		525	529

Sensata Technologies BV
8.000% due 05/01/2014		1,288	1,359

Simmons Foods, Inc.
10.500% due 11/01/2017		500	536

Smithfield Foods, Inc.
7.750% due 07/01/2017		2,000	2,090

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		125	129

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	464

Solutia, Inc.
7.875% due 03/15/2020		1,000	1,075

Sonat, Inc.
7.000% due 02/01/2018		500	526

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		2,000	2,200

SPX Corp.
6.875% due 09/01/2017		750	801

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		925	1,018

Steel Dynamics, Inc.
7.625% due 03/15/2020		500	538

Suburban Propane Partners LP
7.375% due 03/15/2020		275	295

SunGard Data Systems, Inc.
7.375% due 11/15/2018		1,500	1,515
7.625% due 11/15/2020		1,500	1,526
10.625% due 05/15/2015		525	581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	275	$387

Sunrise Communications International S.A.
7.000% due 12/31/2017		475	665

SUPERVALU, Inc.
8.000% due 05/01/2016		$375	361

Targa Resources Partners LP
7.875% due 10/15/2018		1,000	1,055

Teck Resources Ltd.
9.750% due 05/15/2014		186	233
10.750% due 05/15/2019		1,500	1,953

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020	EUR	1,200	1,620

Tenet Healthcare Corp.
8.000% due 08/01/2020		$1,000	1,018
8.875% due 07/01/2019		2,000	2,270

Texas Industries, Inc.
9.250% due 08/15/2020		475	507

Thermon Industries, Inc.
9.500% due 05/01/2017		450	482

TransCanada Pipelines Ltd.
6.350% due 05/15/2067		1,525	1,508

TransDigm, Inc.
7.750% due 12/15/2018		3,000	3,120

Transocean, Inc.
6.500% due 11/15/2020		1,000	1,064

Travelport LLC
9.000% due 03/01/2016		1,000	974

TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	815

Trinidad Drilling Ltd.
7.875% due 01/15/2019		500	508

TRW Automotive, Inc.
7.000% due 03/15/2014		1,350	1,451
7.250% due 03/15/2017		1,330	1,440

UAL Pass-Through Trust
9.750% due 01/15/2017		952	1,094

UHS Escrow Corp.
7.000% due 10/01/2018		750	772

Universal City Development Partners Ltd.
8.875% due 11/15/2015		850	907

Univision Communications, Inc.
7.875% due 11/01/2020		1,750	1,846
8.500% due 05/15/2021		1,000	1,018

UPC Holding BV
8.375% due 08/15/2020	EUR	2,000	2,774

USG Corp.
8.375% due 10/15/2018		$825	813

Valeant Pharmaceuticals International
6.750% due 10/01/2017		400	399
6.875% due 12/01/2018		500	499
7.000% due 10/01/2020		1,750	1,732

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,300	2,365

Vertellus Specialties, Inc.
9.375% due 10/01/2015		750	797

Videotron Ltee
9.125% due 04/15/2018		500	560

Visant Corp.
10.000% due 10/01/2017		1,250	1,331

VWR Funding, Inc.
10.250% due 07/15/2015 (b)		1,250	1,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Warner Chilcott Co. LLC
7.750% due 09/15/2018		$3,000	$3,045

Whiting Petroleum Corp.
6.500% due 10/01/2018		750	761

Windstream Corp.
7.000% due 03/15/2019		300	297
7.750% due 10/15/2020		500	518
7.875% due 11/01/2017		750	792
8.125% due 09/01/2018		1,000	1,055
8.625% due 08/01/2016		2,985	3,157

WMG Acquisition Corp.
9.500% due 06/15/2016		1,500	1,616

Wynn Las Vegas LLC
7.750% due 08/15/2020		1,000	1,088

Ziggo Finance BV
6.125% due 11/15/2017	EUR	725	964

			396,895

UTILITIES 9.4%

AES Corp.
7.750% due 10/15/2015		$1,505	1,614
8.000% due 10/15/2017		500	531
8.000% due 06/01/2020		1,250	1,331
9.750% due 04/15/2016		700	786

AES Ironwood LLC
8.857% due 11/30/2025		2,227	2,227

AES Red Oak LLC
8.540% due 11/30/2019		1,113	1,113
9.200% due 11/30/2029		100	98

Calpine Corp.
7.500% due 02/15/2021		2,000	1,980
7.875% due 07/31/2020		1,750	1,781

CMS Energy Corp.
6.250% due 02/01/2020		250	256
8.750% due 06/15/2019		300	354

Covanta Holding Corp.
7.250% due 12/01/2020		500	509

Energy Future Holdings Corp.
10.000% due 01/15/2020		1,000	1,034

Expro Finance Luxembourg SCA
8.500% due 12/15/2016		1,000	960

Frontier Communications Corp.
6.625% due 03/15/2015		1,000	1,050
7.000% due 11/01/2025		725	678
7.125% due 03/15/2019		1,125	1,162
7.450% due 07/01/2035		250	222
7.875% due 04/15/2015		550	604
8.250% due 05/01/2014		550	612
8.250% due 04/15/2017		275	303
8.500% due 04/15/2020		500	549
9.000% due 08/15/2031		1,025	1,058

GenOn Energy, Inc.
7.875% due 06/15/2017		375	366

Homer City Funding LLC
8.734% due 10/01/2026		701	648

Inergy LP
7.000% due 10/01/2018		550	557

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		3,025	3,078

Kinder Morgan, Inc.
5.150% due 03/01/2015		250	253

Midwest Generation LLC
8.560% due 01/02/2016		2,898	2,927

Northwestern Bell Telephone
7.750% due 05/01/2030		1,208	1,214

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
7.250% due 02/01/2014	$750	$767
7.375% due 02/01/2016	5,000	5,138
7.375% due 01/15/2017	2,575	2,659
8.250% due 09/01/2020	2,250	2,318
8.500% due 06/15/2019	50	52

Qwest Communications International, Inc.
7.125% due 04/01/2018	1,250	1,300
7.500% due 02/15/2014	897	913

Qwest Corp.
7.875% due 09/01/2011	725	749

Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% due 07/02/2017	272	294
9.681% due 07/02/2026	300	320

Sithe Independence Funding Corp.
9.000% due 12/30/2013	275	286

Sprint Capital Corp.
6.900% due 05/01/2019	5,000	4,962
8.375% due 03/15/2012	325	345
8.750% due 03/15/2032	1,500	1,522

Sprint Nextel Corp.
6.000% due 12/01/2016	4,730	4,594
8.375% due 08/15/2017	1,500	1,616

Telesat LLC
11.000% due 11/01/2015	2,140	2,413
12.500% due 11/01/2017	400	473

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,833	1,962

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	480

Virgin Media Finance PLC
9.500% due 08/15/2016	2,000	2,269

		65,287

Total Corporate Bonds & Notes (Cost $555,331)		593,127

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Chesapeake Energy Corp.
2.250% due 12/15/2038	1,750	1,372

Total Convertible Bonds & Notes (Cost $1,325)		1,372

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	20

Total Municipal Bonds & Notes (Cost $39)		20

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
1.750% due 07/31/2015 (f)(h)	3,400	3,390

Total U.S. Treasury Obligations (Cost $3,498)		3,390

MORTGAGE-BACKED SECURITIES 2.7%

American Home Mortgage Assets
0.451% due 05/25/2046	134	79
0.451% due 09/25/2046	49	27
0.471% due 10/25/2046	119	65
1.248% due 11/25/2046	605	301
6.250% due 06/25/2037	340	202

Bear Stearns Alt-A Trust
2.801% due 01/25/2035	13	10
5.091% due 11/25/2036	1,315	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
3.059% due 03/25/2034	$17	$17
5.549% due 07/25/2046	51	36

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	268	156
0.451% due 09/25/2046	74	45
0.456% due 12/20/2046	341	180
0.471% due 03/20/2046	150	86
0.471% due 07/20/2046	120	57
0.491% due 05/20/2046	222	101
0.591% due 11/20/2035	47	29
0.631% due 02/25/2037	567	194
1.328% due 12/25/2035	242	156
5.591% due 10/25/2035	107	74
5.724% due 02/25/2037	125	92
6.000% due 01/25/2037	197	143

Countrywide Home Loan Mortgage Pass- Through Trust
0.581% due 03/25/2035	113	71
5.613% due 05/20/2036	796	579

Downey Savings & Loan Association Mortgage Loan Trust
0.511% due 03/19/2045	38	27

First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035	132	98

GSR Mortgage Loan Trust
2.868% due 04/25/2035	16	15
2.936% due 05/25/2035	2,801	2,000
5.750% due 03/25/2036	577	513

Harborview Mortgage Loan Trust
0.441% due 07/19/2046	125	77
0.461% due 09/19/2046	48	30
0.501% due 03/19/2036	1,067	661
1.178% due 12/19/2036	53	29
5.750% due 08/19/2036	99	63

Indymac IMSC Mortgage Loan Trust
0.441% due 07/25/2047	74	38
6.000% due 07/25/2037	1,263	890

Indymac INDA Mortgage Loan Trust
5.442% due 03/25/2037	2,548	1,957

Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046	103	62
0.461% due 06/25/2047	46	26
5.341% due 05/25/2036	4,395	3,681

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	33	31

Luminent Mortgage Trust
0.431% due 12/25/2036	66	43
0.441% due 12/25/2036	49	30

MASTR Adjustable Rate Mortgages Trust
0.471% due 04/25/2046	36	21

Residential Accredit Loans, Inc.
0.421% due 01/25/2037	2,307	1,374
0.591% due 03/25/2037	375	150
3.265% due 03/25/2035	59	42
3.401% due 02/25/2035	74	54
5.500% due 02/25/2036	813	476

Residential Asset Securitization Trust
0.661% due 01/25/2046 (a)	522	237

Structured Asset Mortgage Investments, Inc.
0.441% due 09/25/2047	75	48
0.451% due 07/25/2046	133	84
0.481% due 05/25/2046	56	30
0.481% due 09/25/2047	1,000	419
0.571% due 09/25/2045	120	79

SunTrust Alternative Loan Trust
0.611% due 04/25/2036	181	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates
1.028% due 02/25/2047	$124	$77
1.028% due 03/25/2047	130	81
1.088% due 04/25/2047	66	44
1.148% due 12/25/2046	61	40
5.415% due 12/25/2036	787	608
5.691% due 10/25/2036	449	368
5.721% due 02/25/2037	59	46
5.854% due 09/25/2036	48	38

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.298% due 05/25/2046	52	30

Total Mortgage-Backed Securities (Cost $16,099)		18,297

ASSET-BACKED SECURITIES 0.1%

Argent Securities, Inc.
1.311% due 12/25/2033	300	247

Credit-Based Asset Servicing & Securitization LLC
0.331% due 01/25/2037	112	45

GSAMP Trust
0.411% due 08/25/2036	100	51

Mid-State Trust
7.791% due 03/15/2038	27	26

Morgan Stanley ABS Capital I
0.401% due 05/25/2037	100	40

Structured Asset Securities Corp.
0.411% due 05/25/2037	131	120
0.561% due 06/25/2035	370	260

Total Asset-Backed Securities (Cost $752)		789

	SHARES
COMMON STOCKS 0.1%

CONSUMER SERVICES 0.1%

Dex One Corp. (c)	67,167	501

ENERGY 0.0%

SemGroup Corp. ‘A’ (c)	7,116	193

Total Common Stocks (Cost $2,267)		694

WARRANTS 0.0%

ENERGY 0.0%

SemGroup Corp. - Exp. 11/30/2014	7,490	58

UTILITIES 0.0%

Hawaiian Telecom HoldCo., Inc. - Exp. 10/15/2028	7,187	50

Total Warrants (Cost $1,736)		108

CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500% due 12/31/2049	3,200	3,202

Total Convertible Preferred Securities (Cost $1,979)		3,202

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.1%

ABN AMRO North America Capital Funding Trust I
1.358% due 12/31/2049	800	$486

INDUSTRIALS 0.2%

Las Vegas Sands Corp.
10.000% due 12/31/2049	13,800	1,572

Total Preferred Securities (Cost $1,923)		2,058

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS 0.8%

Barclays Capital, Inc.
0.250% due 01/03/2011	$4,000	4,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $4,107. Repurchase proceeds are $4,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 01/03/2011	$1,217	$1,217
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,246. Repurchase proceeds are $1,217.)

		5,217

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 4.3%
	2,999,538	30,043

Total Short-Term Instruments (Cost $35,262)		$35,260

Total Investments 98.5% (Cost $642,400)		680,040

Other Assets and Liabilities (Net) 1.5%		10,250

Net Assets 100.0%		$690,290

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Security becomes interest bearing at a future date.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $800 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $832 at a weighted average interest rate of -0.853%. On December 31, 2010, securities valued at $247 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $364 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	CSFB	5.000%	03/20/2014	2.043%	$	1,000	$94	$(94)	$188
Ally Financial, Inc.	DUB	5.000%	03/20/2012	1.241%		200	9	(31)	40
Ally Financial, Inc.	MSC	6.560%	12/20/2012	1.757%		1,500	143	0	143
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	3.377%		200	12	(18)	30
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	2.842%		1,150	78	(105)	183
El Paso Corp.	CSFB	5.000%	12/20/2014	2.062%		2,500	281	(75)	356
El Paso Corp.	GSC	5.000%	09/20/2014	1.948%		3,000	331	(285)	616
GenOn Energy, Inc.	CITI	5.000%	09/20/2014	5.111%		1,100	(2)	(121)	119
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.111%		300	0	(55)	55
GenOn Energy, Inc.	MSC	5.000%	12/20/2014	4.050%		300	10	(30)	40
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.970%		550	77	(56)	133
HCA, Inc.	BOA	5.000%	03/20/2014	2.312%		1,000	79	(150)	229
NRG Energy, Inc.	GSC	4.200%	09/20/2013	2.419%		100	5	0	5
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	0.507%		600	34	0	34
SLM Corp.	BCLY	5.000%	12/20/2013	2.118%		650	54	(72)	126
SLM Corp.	BOA	5.000%	09/20/2014	2.679%		800	66	(112)	178
SLM Corp.	DUB	5.000%	06/20/2012	1.180%		500	29	(65)	94
SLM Corp.	DUB	5.000%	09/20/2014	2.679%		300	25	(34)	59

							$1,325	$(1,303)	$2,628

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfronts Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE.AAA.07-1 Index	CSFB	0.090%	08/25/2037	$	976	$(545)	$(683)	$138
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		1,061	14	0	14
CDX.HY-14 5-Year Index	JPM	5.000%	06/20/2015		5,000	233	(106)	339
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		5,000	157	(13)	170
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		600	19	16	3
CDX.HY-15 5-Year Index	GSC	5.000%	12/20/2015		1,000	31	28	3
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		24,300	762	698	64

						$671	$(60)	$731

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(749)	$(76)	$(673)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(72)	(25)	(47)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(165)	(25)	(140)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	107	12	95
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	130	8	122
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	107	13	94

							$(642)	$(93)	$(549)

(j)	Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	139	$110,800	$1,019
Sales	70	0	15
Closing Buys	(209)	(110,800)	(1,034)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2010	0	$0	$0

(k)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$289	$297	0.04%

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,539	03/2011	CITI	$13	$0	$13
Buy	CNY	797	01/2011	BOA	1	0	1
Buy		1,008	01/2011	CITI	3	0	3
Buy		2,307	01/2011	DUB	6	0	6
Sell		5,573	01/2011	DUB	0	(8)	(8)
Buy		1,461	01/2011	MSC	2	0	2

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	680	11/2011	BCLY	$0	$0	$0
Buy		4,093	11/2011	CITI	3	0	3
Buy		2,541	11/2011	JPM	0	(2)	(2)
Buy		5,573	02/2012	DUB	7	0	7
Buy	EUR	2,411	01/2011	CITI	0	(60)	(60)
Sell		24,630	01/2011	CITI	1,068	0	1,068
Sell		2,032	01/2011	CSFB	112	0	112
Sell		1,072	01/2011	RBC	55	0	55
Sell		721	01/2011	RBS	27	0	27
Sell	GBP	1,727	03/2011	BCLY	2	0	2
Sell		1,726	03/2011	DUB	3	0	3
Sell		1,151	03/2011	RBS	6	0	6

					$1,308	$(70)	$1,238

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$21,723	$0	$21,723
Corporate Bonds & Notes
Banking & Finance	0	130,945	0	130,945
Industrials	0	394,123	2,772	396,895
Utilities	0	61,746	3,541	65,287
Convertible Bonds & Notes
Industrials	0	1,372	0	1,372
Municipal Bonds & Notes
Puerto Rico	0	20	0	20
U.S. Treasury Obligations	0	3,390	0	3,390
Mortgage-Backed Securities	0	18,297	0	18,297
Asset-Backed Securities	0	789	0	789
Common Stocks
Consumer Services	501	0	0	501
Energy	193	0	0	193
Warrants
Energy	0	0	58	58
Utilities	0	0	50	50
Convertible Preferred Securities
Banking & Finance	3,202	0	0	3,202
Preferred Securities
Banking & Finance	0	486	0	486
Industrials	0	1,572	0	1,572

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Short-Term Instruments
Repurchase Agreements	$0	$5,217	$0	$5,217
PIMCO Short-Term Floating NAV Portfolio	30,043	0	0	30,043
	$33,939	$639,680	$6,421	$680,040

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	3,358	0	3,358
Foreign Exchange Contracts	0	1,308	0	1,308
Interest Rate Contracts	0	312	0	312
	$0	$4,978	$0	$4,978

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(70)	0	(70)
Interest Rate Contracts	0	(860)	0	(860)
	$0	$(930)	$0	$(930)

Totals	$33,939	$643,728	$6,421	$684,088

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$629	$0	$(403)	$13	$(16)	$75	$2,474	$0	$2,772	$(16)
Utilities	0	0	0	0	0	0	3,541	0	3,541	0
Asset-Backed Securities	3,673	0	(3,735)	24	105	(67)	0	0	0	0
Common Stocks
Energy	183	0	0	0	0	10	0	(193)	0	0
Warrants
Energy	34	0	0	0	0	24	0	0	58	24
Utilities	0	1,702	0	0	0	(1,652)	0	0	50	(1,652)

	$4,519	$1,702	$(4,138)	$37	$89	$(1,610)	$6,015	$(193)	$6,421	$(1,644)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$1,308	$0	$0	$0	$1,308
Unrealized appreciation on swap agreements	311	0	3,359	0	0	3,670

	$311	$1,308	$3,359	$0	$0	$4,978

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$70	$0	$0	$0	$70
Unrealized depreciation on swap agreements	860	0	0	0	0	860

	$860	$70	$0	$0	$0	$930

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$3,421	$0	$4,673	$0	$0	$8,094
Net realized gain on foreign currency transactions	0	1,456	0	0	0	1,456

	$3,421	$1,456	$4,673	$0	$0	$9,550

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$(1,198)	$0	$(2,467)	$0	$0	$(3,665)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	471	0	0	0	471

	$(1,198)	$471	$(2,467)	$0	$0	$(3,194)

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	December 31, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

18	PIMCO Variable Insurance Trust

December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 - Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of

20	PIMCO Variable Insurance Trust

December 31, 2010

Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2010 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into

22	PIMCO Variable Insurance Trust

December 31, 2010

the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating

24	PIMCO Variable Insurance Trust

December 31, 2010

NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$ 0	$340,717	$(310,700)	$28		$(2)	$30,043	$116

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,751	$2,691	$444,203	$356,143

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	160	$1,210	196	$1,223
Administrative Class	59,340	446,404	45,120	280,287
Advisor Class	6,287	47,425	1,868	12,112
Issued as reinvestment of distributions
Institutional Class	34	252	35	229
Administrative Class	5,512	41,654	5,396	34,816
Advisor Class	125	956	40	268
Cost of shares redeemed
Institutional Class	(117)	(885)	(132)	(834)
Administrative Class	(52,020)	(390,503)	(33,921)	(206,405)
Advisor Class	(4,656)	(35,008)	(1,173)	(7,375)
Net increase resulting from Portfolio share Transactions	14,665	$111,505	17,429	$114,321

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

December 31, 2010

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	98
Administrative Class	4	73	*
Advisor Class	3	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral
$3,203	$—	$39,256	$(2,234)	$(34,501)	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, contingent payment debt instruments, and passive foreign investment companies.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 34,501	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$643,168	$47,264	$(10,392)	$36,872

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, contingent payment debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2010	$42,862	$—	$—
12/31/2009	$35,312	$—	$244

(5)	Includes short-term capital gains, if any, distributed.
(6)	A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	27

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBC	Royal Bank of Canada
CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.	RBS	Royal Bank of Scotland Group PLC

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	ULC	Unlimited Liability Corporation
ALT	Alternate Loan Trust

28	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.75%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.75%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	31

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

34	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA39_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	87.2%
Short-Term Instruments	5.2%
Bank Loan Obligations	3.2%
Mortgage-Backed Securities	2.7%
U.S. Treasury Obligations	0.5%
Other	1.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (03/31/06)
PIMCO High Yield Portfolio Advisor Class	14.35%	6.47%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	14.26%	7.53%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.86% for Advisor Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,093.59	$1,020.92
Expenses Paid During Period†	$4.49	$4.33

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An allocation to investment-grade bonds detracted from returns as investment-grade bonds underperformed high-yield bonds during the reporting period.

»	Security selection in the consumer cyclical sector, where automotive bonds outperformed the broader high-yield category, benefited relative returns during the reporting period.

»	An overweight to financials benefited performance as banking and insurance issues within the high-yield sector were among the top performers during the reporting period.

»	Security selection within the finance sector detracted from performance as investment-grade banks and insurance issuers underperformed the broader high-yield sector during the reporting period.

»	An underweight to consumer non-cyclicals benefited performance as consumer non-cyclicals underperformed the broader high-yield sector during the reporting period.

»

Security selection in the media sector, in which the Portfolio was overweight cable issuers and underweight broadcasting issuers, detracted from performance as broadcasting bonds outperformed cable issuers during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$7.28	$5.66	$8.05	$8.34	$8.24
Net investment income (a)	0.53	0.55	0.53	0.55	0.42
Net realized/unrealized gain (loss) on investments	0.48	1.62	(2.34)	(0.27)	0.09
Total income (loss) from investment operations	1.01	2.17	(1.81)	0.28	0.51
Dividends from net investment income	(0.54)	(0.55)	(0.53)	(0.57)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.02)	0.00	0.00
Tax basis return of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions	(0.54)	(0.55)	(0.58)	(0.57)	(0.41)
Net asset value end of year or period	$7.75	$7.28	$5.66	$8.05	$8.34
Total return	14.35%	40.12%	(23.59)%	3.40%	6.41%
Net assets end of year or period (000s)	$21,861	$7,764	$1,872	$426	$66
Ratio of expenses to average net assets	0.85%	0.86%	0.85%	0.85%	0.86%*
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%	0.85%	0.85%*
Ratio of net investment income to average net assets	6.92%	8.33%	7.60%	6.75%	6.80%*
Portfolio turnover rate	64%**	181%	313%	131%	81%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$644,780
Investments in Affiliates, at value	30,043
Repurchase agreements, at value	5,217
Cash	64
Foreign currency, at value	2,129
Receivable for investments sold	2,629
Receivable for Portfolio shares sold	1,406
Interest and dividends receivable	11,627
Dividends receivable from Affiliates	9
Swap premiums paid	812
Unrealized appreciation on foreign currency contracts	1,308
Unrealized appreciation on swap agreements	3,670
703,694

Liabilities:
Payable for reverse repurchase agreements	$240
Payable for investments purchased	7,109
Payable for investments in Affiliates purchased	9
Payable for Portfolio shares redeemed	55
Deposits from counterparty	2,350
Accrued related party fees	443
Swap premiums received	2,268
Unrealized depreciation on foreign currency contracts	70
Unrealized depreciation on swap agreements	860
13,404

Net Assets	$690,290

Net Assets Consist of:
Paid in capital	$684,566
(Overdistributed) net investment income	(493)
Accumulated undistributed net realized (loss)	(35,520)
Net unrealized appreciation	41,737
$690,290

Net Assets:
Institutional Class	$4,087
Administrative Class	664,342
Advisor Class	21,861

Shares Issued and Outstanding:
Institutional Class	528
Administrative Class	85,767
Advisor Class	2,822

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.75
Administrative Class	7.75
Advisor Class	7.75

Cost of Investments Owned	$607,138
Cost of Investments in Affiliates Owned	$30,045
Cost of Repurchase Agreements Owned	$5,217
Cost of Foreign Currency Held	$2,106

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$46,095
Dividends	358
Dividends from Affiliate investments	116
Total Income	46,569

Expenses:
Investment advisory fees	1,473
Supervisory and administrative fees	2,062
Servicing fees – Administrative Class	858
Distribution and/or servicing fees – Advisor Class	34
Trustees' fees	9
Interest expense	3
Total Expenses	4,439

Net Investment Income	42,130

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	18,038
Net realized gain on Affiliate investments	28
Net realized gain on futures contracts, written options and swaps	8,094
Net realized gain on foreign currency transactions	1,382
Net change in unrealized appreciation on investments	12,972
Net change in unrealized (depreciation) on Affiliate investments	(2)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(3,665)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	556
Net Gain	37,403

Net Increase in Net Assets Resulting from Operations	$79,533

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$42,130	$34,862
Net realized gain (loss)	27,514	(42,163)
Net realized gain on Affiliate investments	28	24
Net change in unrealized appreciation	9,863	148,009
Net change in unrealized (depreciation) on Affiliate investments	(2)	0
Net increase resulting from operations	79,533	140,732

Distributions to Shareholders:
From net investment income
Institutional Class	(252)	(228)
Administrative Class	(41,654)	(34,817)
Advisor Class	(956)	(267)
Tax basis return of capital
Institutional Class	0	(1)
Administrative Class	0	(241)
Advisor Class	0	(2)

Total Distributions	(42,862)	(35,556)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	111,505	114,321

Total Increase in Net Assets	148,176	219,497

Net Assets:
Beginning of year	542,114	322,617
End of year*	$690,290	$542,114

*Including (overdistributed) net investment income of:	$(493)	$(4,102)

**See	note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.1%

American General Finance Corp.
7.250% due 04/21/2015		$1,750	$1,777

CIT Group, Inc.
6.250% due 08/11/2015		912	932

Community Health Systems, Inc.
2.549% due 07/25/2014		1,000	977

CSC Holdings LLC
10.500% due 08/01/2013		500	535

DaVita, Inc.
4.500% due 10/20/2016		1,500	1,516

Del Monte Corp.
2.500% due 12/30/2011		3,000	3,015

First Data Corp.
3.011% due 09/24/2014		934	863

Goodman Global, Inc.
5.750% due 10/28/2016		499	502

Ineos Group Holdings PLC
7.001% due 12/14/2012		121	125

Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		11,413	8,804

UPC Holding BV
4.542% due 12/30/2016	EUR	547	695
4.792% due 12/31/2017		395	502

Vodafone Group PLC
6.875% due 08/11/2015		$1,500	1,480

Total Bank Loan Obligations (Cost $22,189)			21,723

CORPORATE BONDS & NOTES 85.9%

BANKING & FINANCE 19.0%

Ally Financial, Inc.
6.250% due 12/01/2017		1,500	1,502
6.625% due 05/15/2012		2,225	2,306
6.750% due 12/01/2014		100	105
6.875% due 09/15/2011		1,000	1,031
7.500% due 09/15/2020		1,500	1,581
8.000% due 03/15/2020		1,500	1,641
8.000% due 11/01/2031		2,525	2,708
8.300% due 02/12/2015		1,250	1,378

American General Finance Corp.
4.875% due 07/15/2012		1,000	946

American International Group, Inc.
5.450% due 05/18/2017		1,875	1,904
5.850% due 01/16/2018		1,200	1,241
8.175% due 05/15/2068		1,000	1,072
8.250% due 08/15/2018		4,000	4,622
8.625% due 05/22/2068	GBP	1,000	1,543

BAC Capital Trust VI
5.625% due 03/08/2035		$500	425

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	200	212

BAC Capital Trust XI
6.625% due 05/23/2036		$3,200	3,081

Bank of America Corp.
8.125% due 12/29/2049		200	202

Barclays Bank PLC
7.434% due 09/29/2049		1,750	1,728
14.000% due 11/29/2049	GBP	1,500	2,818

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		$1,000	1,045

Capital One Capital V
10.250% due 08/15/2039		3,600	3,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group, Inc.
7.000% due 05/01/2013		$1,350	$1,381
7.000% due 05/01/2014		2,000	2,025
7.000% due 05/01/2015		4,000	4,020
7.000% due 05/01/2016		3,500	3,522
7.000% due 05/01/2017		1,876	1,886

Citigroup Capital XXI
8.300% due 12/21/2077		725	758

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		3,000	3,889

Countrywide Capital III
8.050% due 06/15/2027		1,800	1,888

Credit Agricole S.A.
8.375% due 10/29/2049		1,800	1,857

Ford Motor Credit Co. LLC
5.625% due 09/15/2015		2,000	2,073
6.625% due 08/15/2017		2,250	2,368
7.000% due 10/01/2013		1,525	1,636
7.500% due 08/01/2012		300	319
8.000% due 06/01/2014		4,000	4,410
8.000% due 12/15/2016		3,625	4,056
8.125% due 01/15/2020		1,500	1,748
9.875% due 08/10/2011		1,000	1,041
12.000% due 05/15/2015		250	315

HBOS PLC
6.750% due 05/21/2018		1,000	938

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		300	279

ILFC E-Capital Trust II
6.250% due 12/21/2065		250	196

Ineos Finance PLC
9.000% due 05/15/2015		1,000	1,069
9.250% due 05/15/2015	EUR	475	678

International Lease Finance Corp.
5.400% due 02/15/2012		$2,300	2,334
5.750% due 06/15/2011		2,500	2,525
5.875% due 05/01/2013		300	305
6.625% due 11/15/2013		5,625	5,773
6.750% due 09/01/2016		1,000	1,072
7.125% due 09/01/2018		1,750	1,868
8.625% due 09/15/2015		250	269
8.750% due 03/15/2017		1,075	1,156

Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	500	628

LBG Capital No.1 PLC
6.439% due 05/23/2020		500	541
7.625% due 10/14/2020		200	234
7.867% due 12/17/2019	GBP	500	682
7.875% due 11/01/2020		$2,300	2,104
8.000% due 12/29/2049		500	440
11.040% due 03/19/2020	GBP	150	239

LBG Capital No.2 PLC
9.125% due 07/15/2020		500	721

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$7,500	1,753
3.151% due 04/04/2016 (a)		400	94
6.625% due 01/18/2012 (a)		125	30
6.750% due 12/28/2017 (a)		1,250	1
6.875% due 05/02/2018 (a)		500	126
7.500% due 05/11/2038 (a)		1,025	1

Marina District Finance Co., Inc.
9.500% due 10/15/2015 (g)		250	247
9.875% due 08/15/2018		500	495

MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,151

NSG Holdings LLC
7.750% due 12/15/2025		2,125	1,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Capital Trust A
6.467% due 12/29/2049	EUR	350	$323

Regions Bank
7.500% due 05/15/2018		$1,500	1,547

Regions Financial Corp.
0.473% due 06/26/2012		1,000	947
7.375% due 12/10/2037		2,750	2,599

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		250	194
7.640% due 03/29/2049		2,200	1,474

SLM Corp.
0.588% due 01/27/2014		1,025	924
3.263% due 01/31/2014		400	371
5.000% due 06/15/2018		450	383
5.050% due 11/14/2014		100	96
5.125% due 08/27/2012		325	332
5.375% due 05/15/2014		300	302
8.000% due 03/25/2020		1,000	1,016
8.450% due 06/15/2018		1,625	1,691

Societe Generale
5.922% due 04/29/2049		350	310

Tenneco, Inc.
7.750% due 08/15/2018		500	532

UBS AG
7.152% due 12/29/2049	EUR	600	802

UBS Preferred Funding Trust V
6.243% due 05/29/2049		$660	640

UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	1,900	2,679

Ventas Realty LP
6.500% due 06/01/2016		$100	104

Virgin Media Secured Finance PLC
6.500% due 01/15/2018		650	687

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		3,650	4,134

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	2,000	2,766

			130,945

INDUSTRIALS 57.5%

Actuant Corp.
6.875% due 06/15/2017		$300	308

Advanced Micro Devices, Inc.
7.750% due 08/01/2020		1,500	1,564

Alere, Inc.
8.625% due 10/01/2018		1,500	1,526

Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000	1,034

Allison Transmission, Inc.
11.000% due 11/01/2015		1,250	1,369

American Airlines Pass-Through Trust
7.858% due 04/01/2013		100	104

American Renal Holdings
8.375% due 05/15/2018		425	438

American Stores Co.
7.100% due 03/20/2028		50	38
8.000% due 06/01/2026		1,375	1,182

AmeriGas Partners LP
7.125% due 05/20/2016		1,805	1,877
7.250% due 05/20/2015		1,050	1,084

AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,000	1,055

Anadarko Petroleum Corp.
6.200% due 03/15/2040		500	490
6.450% due 09/15/2036		1,500	1,501

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARAMARK Corp.
3.787% due 02/01/2015		$1,225	$1,203
8.500% due 02/01/2015		1,000	1,050

Arch Coal, Inc.
7.250% due 10/01/2020		500	530

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,350
9.125% due 10/15/2020		$350	366
9.250% due 10/15/2020	EUR	225	310

Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	499

ArvinMeritor, Inc.
8.125% due 09/15/2015		1,500	1,577
8.750% due 03/01/2012		523	565
10.625% due 03/15/2018		500	565

Associated Materials LLC
9.125% due 11/01/2017		1,500	1,571

Aviation Capital Group
7.125% due 10/15/2020		1,500	1,530

Ball Corp.
6.750% due 09/15/2020		575	607

Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,000	1,075

BE Aerospace, Inc.
6.875% due 10/01/2020		1,000	1,038

Berry Petroleum Co.
6.750% due 11/01/2020		875	882
10.250% due 06/01/2014		1,025	1,181

Berry Plastics Corp.
5.039% due 02/15/2015		1,625	1,576
9.500% due 05/15/2018		1,500	1,511
9.750% due 01/15/2021		1,000	995

Biomet, Inc.
10.000% due 10/15/2017		250	274
10.375% due 10/15/2017 (b)		4,365	4,791
11.625% due 10/15/2017		3,250	3,608

Bombardier, Inc.
7.250% due 11/15/2016	EUR	400	567

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$1,000	1,018

Brocade Communications Systems, Inc.
6.625% due 01/15/2018		1,000	1,058
6.875% due 01/15/2020		1,000	1,070

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		750	778

Building Materials Corp. of America
6.875% due 08/15/2018		250	249
7.000% due 02/15/2020		900	929
7.500% due 03/15/2020		500	511

Cablevision Systems Corp.
7.750% due 04/15/2018		325	342
8.000% due 04/15/2020		200	215

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		2,250	2,064
11.250% due 06/01/2017		1,750	1,978

Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,062

Case New Holland, Inc.
7.875% due 12/01/2017		1,250	1,372

Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015 (b)		1,500	1,522

CC Holdings GS V LLC
7.750% due 05/01/2017		750	823

CCO Holdings LLC
7.875% due 04/30/2018		2,500	2,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		$500	$518

CF Industries, Inc.
6.875% due 05/01/2018		1,500	1,609
7.125% due 05/01/2020		1,000	1,098

Chart Industries, Inc.
9.125% due 10/15/2015		425	440

Chemtura Corp.
7.875% due 09/01/2018		1,000	1,065

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	625	845
7.250% due 12/15/2018		$350	364
9.500% due 02/15/2015		4,500	5,096

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		500	511
7.750% due 05/15/2017		500	515
9.500% due 05/15/2016		1,325	1,451

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		3,500	3,842

Clearwater Paper Corp.
7.125% due 11/01/2018		350	363

Cognis GmbH
9.500% due 05/15/2014	EUR	500	696

Community Health Systems, Inc.
8.875% due 07/15/2015		$5,000	5,262

Concho Resources, Inc.
7.000% due 01/15/2021		750	771

Consol Energy, Inc.
8.000% due 04/01/2017		1,375	1,471
8.250% due 04/01/2020		750	814

Constellation Brands, Inc.
7.250% due 05/15/2017		1,500	1,596

Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,500	2,057
7.500% due 09/15/2017		500	696
8.500% due 07/15/2015		300	438

Continental Airlines, Inc.
6.920% due 04/02/2013 (k)		299	297

Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$195	194

Continental Resources, Inc.
7.125% due 04/01/2021		400	422
7.375% due 10/01/2020		250	266
8.250% due 10/01/2019		50	56

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		1,250	1,331

Corrections Corp. of America
7.750% due 06/01/2017		500	533

Cott Beverages, Inc.
8.125% due 09/01/2018		750	812

Crown Americas LLC
7.625% due 05/15/2017		2,050	2,204

Crown Castle International Corp.
7.125% due 11/01/2019		500	531

Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	245

CSC Holdings LLC
7.625% due 07/15/2018		$2,000	2,180
7.875% due 02/15/2018		4,300	4,805
8.500% due 04/15/2014		400	442
8.500% due 06/15/2015		725	790
8.625% due 02/15/2019		1,550	1,759

DaVita, Inc.
6.375% due 11/01/2018		775	773
6.625% due 11/01/2020		1,250	1,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
9.500% due 09/15/2014	$898	$982

Denbury Resources, Inc.
8.250% due 02/15/2020	2,000	2,180
9.750% due 03/01/2016	50	56

Digicel Group Ltd.
10.500% due 04/15/2018	1,000	1,105

Digicel Ltd.
8.250% due 09/01/2017	2,500	2,575

DISH DBS Corp.
6.625% due 10/01/2014	1,175	1,222
7.000% due 10/01/2013	175	188
7.125% due 02/01/2016	4,055	4,207
7.750% due 05/31/2015	1,000	1,068
7.875% due 09/01/2019	2,000	2,100

Diversey, Inc.
8.250% due 11/15/2019	1,000	1,090

Dollar General Corp.
10.625% due 07/15/2015	1,000	1,092

Dynegy Holdings, Inc.
7.625% due 10/15/2026	325	193

Dynegy Roseton
7.670% due 11/08/2016	1,150	1,081

El Paso Corp.
7.000% due 06/15/2017	475	504
7.250% due 06/01/2018	500	538
7.750% due 01/15/2032	500	500
7.800% due 08/01/2031	1,150	1,150
8.050% due 10/15/2030	780	795

Energy Transfer Equity LP
7.500% due 10/15/2020	1,400	1,449

Enterprise Products Operating LLC
8.375% due 08/01/2066	4,000	4,300

Entravision Communications Corp.
8.750% due 08/01/2017	1,750	1,855

Equinix, Inc.
8.125% due 03/01/2018	500	525

Ferro Corp.
7.875% due 08/15/2018	750	795

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	2,393	2,525

Fidelity National Information Services, Inc.
7.625% due 07/15/2017	500	529

First Data Corp.
8.250% due 01/15/2021	724	699
9.875% due 09/24/2015	51	49
12.625% due 01/15/2021	224	215

FMG Resources Pty Ltd.
7.000% due 11/01/2015	525	541

Ford Motor Co.
9.215% due 09/15/2021	200	226

Forest Oil Corp.
7.250% due 06/15/2019	1,250	1,275
8.500% due 02/15/2014	1,000	1,098

Frac Tech Services LLC
7.125% due 11/15/2018	500	509

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	891

General Nutrition Centers, Inc.
5.750% due 03/15/2014 (b)	1,500	1,492

Georgia-Pacific LLC
5.400% due 11/01/2020	925	916
7.000% due 01/15/2015	625	652
7.125% due 01/15/2017	375	401
7.250% due 06/01/2028	150	163

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 12/01/2025		$4,520	$4,904
7.700% due 06/15/2015		800	920
8.000% due 01/15/2024		2,000	2,295
8.250% due 05/01/2016		2,025	2,296
8.875% due 05/15/2031		200	247

Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		1,250	1,300
10.500% due 05/15/2016		950	1,088

Graham Packaging Co. LP
8.250% due 10/01/2018		750	791

Graphic Packaging International, Inc.
7.875% due 10/01/2018		1,000	1,052

Harvest Operations Corp.
6.875% due 10/01/2017		750	776

HCA Holdings, Inc.
7.750% due 05/15/2021		1,000	1,002

HCA, Inc.
7.190% due 11/15/2015		180	177
7.250% due 09/15/2020		2,975	3,124
8.500% due 04/15/2019		800	880
9.250% due 11/15/2016		3,000	3,208
9.625% due 11/15/2016 (b)		5,450	5,852
9.875% due 02/15/2017		1,275	1,409

HeidelbergCement Finance BV
8.500% due 10/31/2019	EUR	1,000	1,471

Hertz Corp.
7.375% due 01/15/2021		$1,000	1,015

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		1,750	1,879
9.000% due 11/15/2020		1,500	1,590

Huntsman International LLC
8.625% due 03/15/2021		1,500	1,628

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,500	1,804
8.500% due 02/15/2016		$500	479

Insight Communications Co., Inc.
9.375% due 07/15/2018		2,750	2,942

Intelsat Corp.
9.250% due 08/15/2014		1,000	1,035
9.250% due 06/15/2016		1,350	1,465

Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,750	1,776
8.500% due 11/01/2019		750	819
9.500% due 06/15/2016		3,000	3,180
11.250% due 06/15/2016		500	541

Intelsat Luxembourg S.A.
11.250% due 02/04/2017		1,000	1,095
11.500% due 02/04/2017 (b)		1,539	1,709

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015		50	52

Interactive Data Corp.
10.250% due 08/01/2018		1,250	1,375

Intergen NV
9.000% due 06/30/2017		2,895	3,083

Interline Brands, Inc.
7.000% due 11/15/2018		275	280

inVentiv Health, Inc.
10.000% due 08/15/2018		500	502

Jarden Corp.
7.500% due 05/01/2017		1,500	1,588

JC Penney Corp., Inc.
7.125% due 11/15/2023		175	182
7.950% due 04/01/2017		950	1,040

JET Equipment Trust
7.630% due 02/15/2015 (a)		55	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern Railway
8.000% due 06/01/2015		$200	$216

Las Vegas Sands Corp.
6.375% due 02/15/2015		1,000	1,026

Legrand France S.A.
8.500% due 02/15/2025		750	880

Lender Processing Services, Inc.
8.125% due 07/01/2016		275	283

LifePoint Hospitals, Inc.
6.625% due 10/01/2020		1,500	1,496

Linn Energy LLC
7.750% due 02/01/2021		750	772
8.625% due 04/15/2020		950	1,028

Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,025	1,043

Lyondell Chemical Co.
8.000% due 11/01/2017		1,799	1,995
11.000% due 05/01/2018		3,000	3,412

Manitowoc Co., Inc.
8.500% due 11/01/2020		1,750	1,868

MarkWest Energy Partners LP
6.750% due 11/01/2020		450	452

McClatchy Co.
11.500% due 02/15/2017		700	790

McJunkin Red Man Corp.
9.500% due 12/15/2016		750	712

MGM Resorts International
6.625% due 07/15/2015		250	230
6.875% due 04/01/2016		450	403
7.500% due 06/01/2016		1,250	1,175
9.000% due 03/15/2020		750	829
10.375% due 05/15/2014		250	282
11.125% due 11/15/2017		1,000	1,155
13.000% due 11/15/2013		350	416

Michael Foods, Inc.
9.750% due 07/15/2018		2,000	2,195

Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,504

Momentive Performance Materials, Inc.
9.000% due 01/15/2021		500	529

Mueller Water Products, Inc.
8.750% due 09/01/2020		550	610

Multiplan, Inc.
9.875% due 09/01/2018		750	799

Mylan, Inc.
7.625% due 07/15/2017		700	748
7.875% due 07/15/2020		2,250	2,436

Nalco Co.
6.625% due 01/15/2019		1,000	1,028
8.875% due 11/15/2013		875	893

Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	382

NBTY, Inc.
9.000% due 10/01/2018		$1,000	1,072

New Albertson’s, Inc.
7.450% due 08/01/2029		1,415	1,068

Newfield Exploration Co.
6.625% due 09/01/2014		100	102
6.875% due 02/01/2020		1,050	1,110
7.125% due 05/15/2018		1,075	1,137

NFR Energy LLC
9.750% due 02/15/2017		1,500	1,489

Nielsen Finance LLC
0.000% due 08/01/2016 (d)		750	791
7.750% due 10/15/2018		2,500	2,600
11.500% due 05/01/2016		1,000	1,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novelis, Inc.
8.375% due 12/15/2017		$2,500	$2,600
8.750% due 12/15/2020		3,000	3,128

NPC International, Inc.
9.500% due 05/01/2014		1,275	1,310

NXP BV
7.875% due 10/15/2014		1,000	1,045
9.750% due 08/01/2018		1,050	1,186

OPTI Canada, Inc.
7.875% due 12/15/2014		375	267
8.250% due 12/15/2014		1,280	918

Oshkosh Corp.
8.250% due 03/01/2017		175	191
8.500% due 03/01/2020		175	193

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014		100	102

OXEA Finance
9.500% due 07/15/2017		1,000	1,089
9.625% due 07/15/2017	EUR	750	1,117

Peabody Energy Corp.
6.500% due 09/15/2020		$500	536

Petco Animal Supplies, Inc.
9.250% due 12/01/2018		1,000	1,059

Petrohawk Energy Corp.
7.250% due 08/15/2018		2,000	2,030

PHH Corp.
9.250% due 03/01/2016		500	530

Phillips-Van Heusen Corp.
7.375% due 05/15/2020		1,000	1,068

Pilgrim’s Pride Corp.
7.875% due 12/15/2018		1,000	1,000

Pinafore LLC
9.000% due 10/01/2018		1,750	1,899

Pinnacle Entertainment, Inc.
8.625% due 08/01/2017		750	821

Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,750	2,826
9.250% due 04/01/2015		1,550	1,622

Plains Exploration & Production Co.
7.000% due 03/15/2017		500	516
7.625% due 04/01/2020		1,500	1,588

Polypore International, Inc.
7.500% due 11/15/2017		500	512

Precision Drilling Corp.
6.625% due 11/15/2020		500	510

QEP Resources, Inc.
6.875% due 03/01/2021		500	528

Quebecor Media, Inc.
7.750% due 03/15/2016		3,150	3,268

Quicksilver Resources, Inc.
9.125% due 08/15/2019		2,650	2,922
11.750% due 01/01/2016		525	614

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)		1,500	1,541

QVC, Inc.
7.375% due 10/15/2020		1,000	1,052
7.500% due 10/01/2019		1,500	1,586

Radiation Therapy Services, Inc.
9.875% due 04/15/2017		950	952

Rain CII Carbon LLC
8.000% due 12/01/2018		750	772

Range Resources Corp.
6.750% due 08/01/2020		750	777
7.500% due 10/01/2017		275	291

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Global, Inc.
8.500% due 05/01/2018		$4,000	$4,270

Regency Energy Partners LP
6.875% due 12/01/2018		1,125	1,145

Rent-A-Center, Inc.
6.625% due 11/15/2020		1,000	1,000

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		1,250	1,278
7.750% due 10/15/2016		500	531
8.000% due 12/15/2016	EUR	2,000	2,689
8.500% due 05/15/2018		$2,175	2,197
9.000% due 04/15/2019		1,500	1,562

Rhodia S.A.
6.875% due 09/15/2020		1,000	1,019

Roadhouse Financing, Inc.
10.750% due 10/15/2017		775	841

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		1,525	1,571

Roofing Supply Group LLC
8.625% due 12/01/2017		500	518

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)		2,925	3,009
8.750% due 01/15/2020		500	516
9.875% due 05/15/2016		150	159

Scientific Games Corp.
8.125% due 09/15/2018		500	506

Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	502
7.250% due 01/15/2018		150	158

Seagate HDD Cayman
7.750% due 12/15/2018		500	509

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		325	337

Seneca Gaming Corp.
8.250% due 12/01/2018		525	529

Sensata Technologies BV
8.000% due 05/01/2014		1,288	1,359

Simmons Foods, Inc.
10.500% due 11/01/2017		500	536

Smithfield Foods, Inc.
7.750% due 07/01/2017		2,000	2,090

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		125	129

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	464

Solutia, Inc.
7.875% due 03/15/2020		1,000	1,075

Sonat, Inc.
7.000% due 02/01/2018		500	526

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		2,000	2,200

SPX Corp.
6.875% due 09/01/2017		750	801

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		925	1,018

Steel Dynamics, Inc.
7.625% due 03/15/2020		500	538

Suburban Propane Partners LP
7.375% due 03/15/2020		275	295

SunGard Data Systems, Inc.
7.375% due 11/15/2018		1,500	1,515
7.625% due 11/15/2020		1,500	1,526
10.625% due 05/15/2015		525	581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	275	$387

Sunrise Communications International S.A.
7.000% due 12/31/2017		475	665

SUPERVALU, Inc.
8.000% due 05/01/2016		$375	361

Targa Resources Partners LP
7.875% due 10/15/2018		1,000	1,055

Teck Resources Ltd.
9.750% due 05/15/2014		186	233
10.750% due 05/15/2019		1,500	1,953

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020	EUR	1,200	1,620

Tenet Healthcare Corp.
8.000% due 08/01/2020		$1,000	1,018
8.875% due 07/01/2019		2,000	2,270

Texas Industries, Inc.
9.250% due 08/15/2020		475	507

Thermon Industries, Inc.
9.500% due 05/01/2017		450	482

TransCanada Pipelines Ltd.
6.350% due 05/15/2067		1,525	1,508

TransDigm, Inc.
7.750% due 12/15/2018		3,000	3,120

Transocean, Inc.
6.500% due 11/15/2020		1,000	1,064

Travelport LLC
9.000% due 03/01/2016		1,000	974

TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	815

Trinidad Drilling Ltd.
7.875% due 01/15/2019		500	508

TRW Automotive, Inc.
7.000% due 03/15/2014		1,350	1,451
7.250% due 03/15/2017		1,330	1,440

UAL Pass-Through Trust
9.750% due 01/15/2017		952	1,094

UHS Escrow Corp.
7.000% due 10/01/2018		750	772

Universal City Development Partners Ltd.
8.875% due 11/15/2015		850	907

Univision Communications, Inc.
7.875% due 11/01/2020		1,750	1,846
8.500% due 05/15/2021		1,000	1,018

UPC Holding BV
8.375% due 08/15/2020	EUR	2,000	2,774

USG Corp.
8.375% due 10/15/2018		$825	813

Valeant Pharmaceuticals International
6.750% due 10/01/2017		400	399
6.875% due 12/01/2018		500	499
7.000% due 10/01/2020		1,750	1,732

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,300	2,365

Vertellus Specialties, Inc.
9.375% due 10/01/2015		750	797

Videotron Ltee
9.125% due 04/15/2018		500	560

Visant Corp.
10.000% due 10/01/2017		1,250	1,331

VWR Funding, Inc.
10.250% due 07/15/2015 (b)		1,250	1,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Warner Chilcott Co. LLC
7.750% due 09/15/2018		$3,000	$3,045

Whiting Petroleum Corp.
6.500% due 10/01/2018		750	761

Windstream Corp.
7.000% due 03/15/2019		300	297
7.750% due 10/15/2020		500	518
7.875% due 11/01/2017		750	792
8.125% due 09/01/2018		1,000	1,055
8.625% due 08/01/2016		2,985	3,157

WMG Acquisition Corp.
9.500% due 06/15/2016		1,500	1,616

Wynn Las Vegas LLC
7.750% due 08/15/2020		1,000	1,088

Ziggo Finance BV
6.125% due 11/15/2017	EUR	725	964

			396,895

UTILITIES 9.4%

AES Corp.
7.750% due 10/15/2015		$1,505	1,614
8.000% due 10/15/2017		500	531
8.000% due 06/01/2020		1,250	1,331
9.750% due 04/15/2016		700	786

AES Ironwood LLC
8.857% due 11/30/2025		2,227	2,227

AES Red Oak LLC
8.540% due 11/30/2019		1,113	1,113
9.200% due 11/30/2029		100	98

Calpine Corp.
7.500% due 02/15/2021		2,000	1,980
7.875% due 07/31/2020		1,750	1,781

CMS Energy Corp.
6.250% due 02/01/2020		250	256
8.750% due 06/15/2019		300	354

Covanta Holding Corp.
7.250% due 12/01/2020		500	509

Energy Future Holdings Corp.
10.000% due 01/15/2020		1,000	1,034

Expro Finance Luxembourg SCA
8.500% due 12/15/2016		1,000	960

Frontier Communications Corp.
6.625% due 03/15/2015		1,000	1,050
7.000% due 11/01/2025		725	678
7.125% due 03/15/2019		1,125	1,162
7.450% due 07/01/2035		250	222
7.875% due 04/15/2015		550	604
8.250% due 05/01/2014		550	612
8.250% due 04/15/2017		275	303
8.500% due 04/15/2020		500	549
9.000% due 08/15/2031		1,025	1,058

GenOn Energy, Inc.
7.875% due 06/15/2017		375	366

Homer City Funding LLC
8.734% due 10/01/2026		701	648

Inergy LP
7.000% due 10/01/2018		550	557

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		3,025	3,078

Kinder Morgan, Inc.
5.150% due 03/01/2015		250	253

Midwest Generation LLC
8.560% due 01/02/2016		2,898	2,927

Northwestern Bell Telephone
7.750% due 05/01/2030		1,208	1,214

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
7.250% due 02/01/2014	$750	$767
7.375% due 02/01/2016	5,000	5,138
7.375% due 01/15/2017	2,575	2,659
8.250% due 09/01/2020	2,250	2,318
8.500% due 06/15/2019	50	52

Qwest Communications International, Inc.
7.125% due 04/01/2018	1,250	1,300
7.500% due 02/15/2014	897	913

Qwest Corp.
7.875% due 09/01/2011	725	749

Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% due 07/02/2017	272	294
9.681% due 07/02/2026	300	320

Sithe Independence Funding Corp.
9.000% due 12/30/2013	275	286

Sprint Capital Corp.
6.900% due 05/01/2019	5,000	4,962
8.375% due 03/15/2012	325	345
8.750% due 03/15/2032	1,500	1,522

Sprint Nextel Corp.
6.000% due 12/01/2016	4,730	4,594
8.375% due 08/15/2017	1,500	1,616

Telesat LLC
11.000% due 11/01/2015	2,140	2,413
12.500% due 11/01/2017	400	473

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,833	1,962

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	480

Virgin Media Finance PLC
9.500% due 08/15/2016	2,000	2,269

		65,287

Total Corporate Bonds & Notes (Cost $555,331)		593,127

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Chesapeake Energy Corp.
2.250% due 12/15/2038	1,750	1,372

Total Convertible Bonds & Notes (Cost $1,325)		1,372

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	20

Total Municipal Bonds & Notes (Cost $39)		20

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
1.750% due 07/31/2015 (f)(h)	3,400	3,390

Total U.S. Treasury Obligations (Cost $3,498)		3,390

MORTGAGE-BACKED SECURITIES 2.7%

American Home Mortgage Assets
0.451% due 05/25/2046	134	79
0.451% due 09/25/2046	49	27
0.471% due 10/25/2046	119	65
1.248% due 11/25/2046	605	301
6.250% due 06/25/2037	340	202

Bear Stearns Alt-A Trust
2.801% due 01/25/2035	13	10
5.091% due 11/25/2036	1,315	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
3.059% due 03/25/2034	$17	$17
5.549% due 07/25/2046	51	36

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	268	156
0.451% due 09/25/2046	74	45
0.456% due 12/20/2046	341	180
0.471% due 03/20/2046	150	86
0.471% due 07/20/2046	120	57
0.491% due 05/20/2046	222	101
0.591% due 11/20/2035	47	29
0.631% due 02/25/2037	567	194
1.328% due 12/25/2035	242	156
5.591% due 10/25/2035	107	74
5.724% due 02/25/2037	125	92
6.000% due 01/25/2037	197	143

Countrywide Home Loan Mortgage Pass- Through Trust
0.581% due 03/25/2035	113	71
5.613% due 05/20/2036	796	579

Downey Savings & Loan Association Mortgage Loan Trust
0.511% due 03/19/2045	38	27

First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035	132	98

GSR Mortgage Loan Trust
2.868% due 04/25/2035	16	15
2.936% due 05/25/2035	2,801	2,000
5.750% due 03/25/2036	577	513

Harborview Mortgage Loan Trust
0.441% due 07/19/2046	125	77
0.461% due 09/19/2046	48	30
0.501% due 03/19/2036	1,067	661
1.178% due 12/19/2036	53	29
5.750% due 08/19/2036	99	63

Indymac IMSC Mortgage Loan Trust
0.441% due 07/25/2047	74	38
6.000% due 07/25/2037	1,263	890

Indymac INDA Mortgage Loan Trust
5.442% due 03/25/2037	2,548	1,957

Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046	103	62
0.461% due 06/25/2047	46	26
5.341% due 05/25/2036	4,395	3,681

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	33	31

Luminent Mortgage Trust
0.431% due 12/25/2036	66	43
0.441% due 12/25/2036	49	30

MASTR Adjustable Rate Mortgages Trust
0.471% due 04/25/2046	36	21

Residential Accredit Loans, Inc.
0.421% due 01/25/2037	2,307	1,374
0.591% due 03/25/2037	375	150
3.265% due 03/25/2035	59	42
3.401% due 02/25/2035	74	54
5.500% due 02/25/2036	813	476

Residential Asset Securitization Trust
0.661% due 01/25/2046 (a)	522	237

Structured Asset Mortgage Investments, Inc.
0.441% due 09/25/2047	75	48
0.451% due 07/25/2046	133	84
0.481% due 05/25/2046	56	30
0.481% due 09/25/2047	1,000	419
0.571% due 09/25/2045	120	79

SunTrust Alternative Loan Trust
0.611% due 04/25/2036	181	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates
1.028% due 02/25/2047	$124	$77
1.028% due 03/25/2047	130	81
1.088% due 04/25/2047	66	44
1.148% due 12/25/2046	61	40
5.415% due 12/25/2036	787	608
5.691% due 10/25/2036	449	368
5.721% due 02/25/2037	59	46
5.854% due 09/25/2036	48	38

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.298% due 05/25/2046	52	30

Total Mortgage-Backed Securities (Cost $16,099)		18,297

ASSET-BACKED SECURITIES 0.1%

Argent Securities, Inc.
1.311% due 12/25/2033	300	247

Credit-Based Asset Servicing & Securitization LLC
0.331% due 01/25/2037	112	45

GSAMP Trust
0.411% due 08/25/2036	100	51

Mid-State Trust
7.791% due 03/15/2038	27	26

Morgan Stanley ABS Capital I
0.401% due 05/25/2037	100	40

Structured Asset Securities Corp.
0.411% due 05/25/2037	131	120
0.561% due 06/25/2035	370	260

Total Asset-Backed Securities (Cost $752)		789

	SHARES
COMMON STOCKS 0.1%

CONSUMER SERVICES 0.1%

Dex One Corp. (c)	67,167	501

ENERGY 0.0%

SemGroup Corp. ‘A’ (c)	7,116	193

Total Common Stocks (Cost $2,267)		694

WARRANTS 0.0%

ENERGY 0.0%

SemGroup Corp. - Exp. 11/30/2014	7,490	58

UTILITIES 0.0%

Hawaiian Telecom HoldCo., Inc. - Exp. 10/15/2028	7,187	50

Total Warrants (Cost $1,736)		108

CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500% due 12/31/2049	3,200	3,202

Total Convertible Preferred Securities (Cost $1,979)		3,202

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.1%

ABN AMRO North America Capital Funding Trust I
1.358% due 12/31/2049	800	$486

INDUSTRIALS 0.2%

Las Vegas Sands Corp.
10.000% due 12/31/2049	13,800	1,572

Total Preferred Securities (Cost $1,923)		2,058

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS 0.8%

Barclays Capital, Inc.
0.250% due 01/03/2011	$4,000	4,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $4,107. Repurchase proceeds are $4,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 01/03/2011	$1,217	$1,217
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,246. Repurchase proceeds are $1,217.)

		5,217

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 4.3%
	2,999,538	30,043

Total Short-Term Instruments (Cost $35,262)		$35,260

Total Investments 98.5% (Cost $642,400)		680,040

Other Assets and Liabilities (Net) 1.5%		10,250

Net Assets 100.0%		$690,290

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Security becomes interest bearing at a future date.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $800 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $832 at a weighted average interest rate of -0.853%. On December 31, 2010, securities valued at $247 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $364 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	CSFB	5.000%	03/20/2014	2.043%	$	1,000	$94	$(94)	$188
Ally Financial, Inc.	DUB	5.000%	03/20/2012	1.241%		200	9	(31)	40
Ally Financial, Inc.	MSC	6.560%	12/20/2012	1.757%		1,500	143	0	143
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	3.377%		200	12	(18)	30
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	2.842%		1,150	78	(105)	183
El Paso Corp.	CSFB	5.000%	12/20/2014	2.062%		2,500	281	(75)	356
El Paso Corp.	GSC	5.000%	09/20/2014	1.948%		3,000	331	(285)	616
GenOn Energy, Inc.	CITI	5.000%	09/20/2014	5.111%		1,100	(2)	(121)	119
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.111%		300	0	(55)	55
GenOn Energy, Inc.	MSC	5.000%	12/20/2014	4.050%		300	10	(30)	40
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.970%		550	77	(56)	133
HCA, Inc.	BOA	5.000%	03/20/2014	2.312%		1,000	79	(150)	229
NRG Energy, Inc.	GSC	4.200%	09/20/2013	2.419%		100	5	0	5
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	0.507%		600	34	0	34
SLM Corp.	BCLY	5.000%	12/20/2013	2.118%		650	54	(72)	126
SLM Corp.	BOA	5.000%	09/20/2014	2.679%		800	66	(112)	178
SLM Corp.	DUB	5.000%	06/20/2012	1.180%		500	29	(65)	94
SLM Corp.	DUB	5.000%	09/20/2014	2.679%		300	25	(34)	59

							$1,325	$(1,303)	$2,628

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfronts Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE.AAA.07-1 Index	CSFB	0.090%	08/25/2037	$	976	$(545)	$(683)	$138
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		1,061	14	0	14
CDX.HY-14 5-Year Index	JPM	5.000%	06/20/2015		5,000	233	(106)	339
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		5,000	157	(13)	170
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		600	19	16	3
CDX.HY-15 5-Year Index	GSC	5.000%	12/20/2015		1,000	31	28	3
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		24,300	762	698	64

						$671	$(60)	$731

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(749)	$(76)	$(673)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(72)	(25)	(47)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(165)	(25)	(140)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	107	12	95
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	130	8	122
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	107	13	94

							$(642)	$(93)	$(549)

(j)	Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	139	$110,800	$1,019
Sales	70	0	15
Closing Buys	(209)	(110,800)	(1,034)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2010	0	$0	$0

(k)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$289	$297	0.04%

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,539	03/2011	CITI	$13	$0	$13
Buy	CNY	797	01/2011	BOA	1	0	1
Buy		1,008	01/2011	CITI	3	0	3
Buy		2,307	01/2011	DUB	6	0	6
Sell		5,573	01/2011	DUB	0	(8)	(8)
Buy		1,461	01/2011	MSC	2	0	2

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO High Yield Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	680	11/2011	BCLY	$0	$0	$0
Buy		4,093	11/2011	CITI	3	0	3
Buy		2,541	11/2011	JPM	0	(2)	(2)
Buy		5,573	02/2012	DUB	7	0	7
Buy	EUR	2,411	01/2011	CITI	0	(60)	(60)
Sell		24,630	01/2011	CITI	1,068	0	1,068
Sell		2,032	01/2011	CSFB	112	0	112
Sell		1,072	01/2011	RBC	55	0	55
Sell		721	01/2011	RBS	27	0	27
Sell	GBP	1,727	03/2011	BCLY	2	0	2
Sell		1,726	03/2011	DUB	3	0	3
Sell		1,151	03/2011	RBS	6	0	6

					$1,308	$(70)	$1,238

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$21,723	$0	$21,723
Corporate Bonds & Notes
Banking & Finance	0	130,945	0	130,945
Industrials	0	394,123	2,772	396,895
Utilities	0	61,746	3,541	65,287
Convertible Bonds & Notes
Industrials	0	1,372	0	1,372
Municipal Bonds & Notes
Puerto Rico	0	20	0	20
U.S. Treasury Obligations	0	3,390	0	3,390
Mortgage-Backed Securities	0	18,297	0	18,297
Asset-Backed Securities	0	789	0	789
Common Stocks
Consumer Services	501	0	0	501
Energy	193	0	0	193
Warrants
Energy	0	0	58	58
Utilities	0	0	50	50
Convertible Preferred Securities
Banking & Finance	3,202	0	0	3,202
Preferred Securities
Banking & Finance	0	486	0	486
Industrials	0	1,572	0	1,572

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Short-Term Instruments
Repurchase Agreements	$0	$5,217	$0	$5,217
PIMCO Short-Term Floating NAV Portfolio	30,043	0	0	30,043
	$33,939	$639,680	$6,421	$680,040

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	3,358	0	3,358
Foreign Exchange Contracts	0	1,308	0	1,308
Interest Rate Contracts	0	312	0	312
	$0	$4,978	$0	$4,978

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(70)	0	(70)
Interest Rate Contracts	0	(860)	0	(860)
	$0	$(930)	$0	$(930)

Totals	$33,939	$643,728	$6,421	$684,088

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$629	$0	$(403)	$13	$(16)	$75	$2,474	$0	$2,772	$(16)
Utilities	0	0	0	0	0	0	3,541	0	3,541	0
Asset-Backed Securities	3,673	0	(3,735)	24	105	(67)	0	0	0	0
Common Stocks
Energy	183	0	0	0	0	10	0	(193)	0	0
Warrants
Energy	34	0	0	0	0	24	0	0	58	24
Utilities	0	1,702	0	0	0	(1,652)	0	0	50	(1,652)

	$4,519	$1,702	$(4,138)	$37	$89	$(1,610)	$6,015	$(193)	$6,421	$(1,644)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$1,308	$0	$0	$0	$1,308
Unrealized appreciation on swap agreements	311	0	3,359	0	0	3,670

	$311	$1,308	$3,359	$0	$0	$4,978

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$70	$0	$0	$0	$70
Unrealized depreciation on swap agreements	860	0	0	0	0	860

	$860	$70	$0	$0	$0	$930

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$3,421	$0	$4,673	$0	$0	$8,094
Net realized gain on foreign currency transactions	0	1,456	0	0	0	1,456

	$3,421	$1,456	$4,673	$0	$0	$9,550

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$(1,198)	$0	$(2,467)	$0	$0	$(3,665)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	471	0	0	0	471

	$(1,198)	$471	$(2,467)	$0	$0	$(3,194)

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	December 31, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

18	PIMCO Variable Insurance Trust

December 31, 2010

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 - Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of

20	PIMCO Variable Insurance Trust

December 31, 2010

Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2010 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into

22	PIMCO Variable Insurance Trust

December 31, 2010

the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating

24	PIMCO Variable Insurance Trust

December 31, 2010

NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$ 0	$340,717	$(310,700)	$28		$(2)	$30,043	$116

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,751	$2,691	$444,203	$356,143

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	160	$1,210	196	$1,223
Administrative Class	59,340	446,404	45,120	280,287
Advisor Class	6,287	47,425	1,868	12,112
Issued as reinvestment of distributions
Institutional Class	34	252	35	229
Administrative Class	5,512	41,654	5,396	34,816
Advisor Class	125	956	40	268
Cost of shares redeemed
Institutional Class	(117)	(885)	(132)	(834)
Administrative Class	(52,020)	(390,503)	(33,921)	(206,405)
Advisor Class	(4,656)	(35,008)	(1,173)	(7,375)
Net increase resulting from Portfolio share Transactions	14,665	$111,505	17,429	$114,321

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

December 31, 2010

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	98
Administrative Class	4	73	*
Advisor Class	3	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral
$3,203	$—	$39,256	$(2,234)	$(34,501)	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, contingent payment debt instruments, and passive foreign investment companies.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$ —	$ —	$ —	$ —	$ —	$ 34,501	$ —

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$643,168	$47,264	$(10,392)	$36,872

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, contingent payment debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2010	$42,862	$—	$—
12/31/2009	$35,312	$—	$244

(5)	Includes short-term capital gains, if any, distributed.
(6)	A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	27

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBC	Royal Bank of Canada
CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.	RBS	Royal Bank of Scotland Group PLC

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	ULC	Unlimited Liability Corporation
ALT	Alternate Loan Trust

28	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.75%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.75%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	31

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

34	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA37_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	54.9%
U.S. Government Agencies	23.1%
Short-Term Instruments	14.8%
Mortgage-Backed Securities	4.8%
Corporate Bonds & Notes	1.0%
Other	1.4%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/30/99)
PIMCO Long Term U.S. Government Portfolio Administrative Class	11.60%	6.80%	7.31%	7.59%
Barclays Capital Long-Term Treasury Index±	9.38%	5.73%	6.57%	6.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.635% for Administrative Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$972.18	$1,022.03
Expenses Paid During Period†	$3.13	$3.21

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.625%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark duration (or sensitivity to changes in market interest rates) benefited performance as U.S. Treasury yields fell across the majority of the maturities during the reporting period.

»

The Portfolio’s emphasis on the short-term portion of the yield curve, obtained primarily via Euro dollar futures, positively impacted relative performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An allocation to long-term Agency debentures contributed to performance as these securities marginally outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to mortgage-backed securities (“MBS”) detracted from performance as MBS underperformed long-maturity U.S. Treasuries during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$10.44	$12.23	$10.94	$10.43	$11.00
Net investment income (a)	0.37	0.42	0.41	0.48	0.46
Net realized/unrealized gain (loss) on investments	0.84	(0.94)	1.42	0.50	(0.34)
Total income (loss) from investment operations	1.21	(0.52)	1.83	0.98	0.12
Dividends from net investment income	(0.42)	(0.43)	(0.41)	(0.47)	(0.46)
Distributions from net realized capital gains	(0.24)	(0.84)	(0.13)	0.00	(0.23)
Total distributions	(0.66)	(1.27)	(0.54)	(0.47)	(0.69)
Net asset value end of year	$10.99	$10.44	$12.23	$10.94	$10.43
Total return	11.60%	(4.39)%	17.29%	9.75%	1.15%
Net assets end of year (000s)	$133,568	$167,615	$141,575	$125,434	$100,762
Ratio of expenses to average net assets	0.625%	0.635%	0.635%	0.625%	0.625%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.625%	0.625%
Ratio of net investment income to average net assets	3.31%	3.69%	3.73%	4.58%	4.34%
Portfolio turnover rate	344%*	523%	338%	188%	785%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$155,360
Investments in Affiliates, at value	26,398
Repurchase agreements, at value	221
Cash	4
Deposits with counterparty	7
Receivable for investments sold	345
Receivable for investments sold on a delayed-delivery basis	4,248
Receivable for Portfolio shares sold	15
Interest and dividends receivable	1,021
Dividends receivable from Affiliates	2
Variation margin receivable	31
Swap premiums paid	44
Unrealized appreciation on swap agreements	67
187,763

Liabilities:
Payable for investments in Affiliates purchased	$2
Payable for investments purchased on a delayed-delivery basis	49,155
Payable for Portfolio shares redeemed	34
Written options outstanding	84
Accrued related party fees	76
Swap premiums received	17
Other liabilities	51
49,419

Net Assets	$138,344

Net Assets Consist of:
Paid in capital	$140,678
(Overdistributed) net investment income	(41)
Accumulated undistributed net realized (loss)	(2,820)
Net unrealized appreciation	527
$138,344

Net Assets:
Institutional Class	$1,961
Administrative Class	133,568
Advisor Class	2,815

Shares Issued and Outstanding:
Institutional Class	178
Administrative Class	12,158
Advisor Class	256

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.99
Administrative Class	10.99
Advisor Class	10.99

Cost of Investments Owned	$154,855
Cost of Investments in Affiliates Owned	$26,398
Cost of Repurchase Agreements Owned	$221
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$5,584
Dividends from Affiliate investments	19
Total Income	5,603

Expenses:
Investment advisory fees	319
Supervisory and administrative fees	354
Servicing fees – Administrative Class	208
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	2
Interest expense	7
Total Expenses	893

Net Investment Income	4,710

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,641
Net realized gain on Affiliate investments	11
Net realized gain on futures contracts, written options and swaps	1,928
Net change in unrealized appreciation on investments	6,351
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(572)
Net Gain	10,359

Net Increase in Net Assets Resulting from Operations	$15,069

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,710	$4,964
Net realized gain	4,569	26
Net realized gain on Affiliate investments	11	2
Net change in unrealized appreciation (depreciation)	5,779	(12,950)
Net increase (decrease) resulting from operations	15,069	(7,958)

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(45)
Administrative Class	(5,156)	(5,024)
Advisor Class	(41)	(1)
From net realized capital gains
Institutional Class	(42)	(72)
Administrative Class	(2,896)	(12,440)
Advisor Class	(62)	(9)

Total Distributions	(8,254)	(17,591)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(37,204)	51,574

Total Increase (Decrease) in Net Assets	(30,389)	26,025

Net Assets:
Beginning of year	168,733	142,708
End of year*	$138,344	$168,733

* Including undistributed (overdistributed) net investment income of:	$(41)	$57

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.9%

American International Group, Inc.
8.250% due 08/15/2018	$200	$	231

Goldman Sachs Group, Inc.
0.466% due 02/06/2012	700		699

U.S. Trade Funding Corp.
4.260% due 11/15/2014	325		344

			1,274

INDUSTRIALS 0.3%

Cal Dive I- Title XI, Inc.
4.930% due 02/01/2027	426		444

Total Corporate Bonds & Notes (Cost $1,693)			1,718

MUNICIPAL BONDS & NOTES 0.7%

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300		309

IOWA 0.2%

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	300		315

OHIO 0.1%

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500		168

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500		25

WASHINGTON 0.2%

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200		185

Total Municipal Bonds & Notes (Cost $984)			1,002

U.S. GOVERNMENT AGENCIES 30.4%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700		965
0.321% due 07/25/2037	72		71
0.731% due 08/25/2021	10		10
0.881% due 08/25/2022	5		5
1.161% due 04/25/2032	15		16
1.181% due 04/25/2021	3		3
2.601% due 01/01/2033	14		14
4.250% due 05/25/2037	58		52
4.375% due 03/15/2013	8,000		8,625
4.500% due 08/25/2018 - 06/25/2019	268		284
5.000% due 04/25/2032 - 08/25/2033	300		305
5.375% due 04/11/2022	1,200		1,266
5.500% due 12/25/2035	110		119
5.800% due 02/09/2026	500		502
6.000% due 01/25/2036	580		620
6.080% due 09/01/2028	64		74
6.500% due 07/25/2031	496		555

Farmer Mac
7.373% due 07/25/2011	86		86

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Federal Farm Credit Bank
5.050% due 03/28/2019	$400	$	454
5.150% due 03/25/2020	250		284
5.160% due 03/14/2022	2,400		2,727

Federal Home Loan Bank
5.500% due 07/15/2036	200		221
6.000% due 02/12/2021	50		60
6.125% due 06/08/2018	80		97

Federal Housing Administration
6.896% due 07/01/2020	247		245

Financing Corp.
0.000% due 09/26/2019	1,500		1,103
10.700% due 10/06/2017	650		958

Freddie Mac
0.660% due 01/15/2033	42		42
1.012% due 02/15/2027	9		9
1.312% due 02/15/2021	13		13
1.542% due 10/25/2044	76		75
4.000% due 06/15/2032	324		315
5.400% due 03/17/2021	1,000		1,101
5.500% due 08/15/2030 - 02/15/2034	724		781
5.625% due 11/23/2035	600		617
7.000% due 07/15/2023 - 12/01/2031	34		38
8.250% due 06/01/2016	350		426

Ginnie Mae
2.625% due 08/20/2030	8		8
5.500% due 01/20/2036	655		679
6.000% due 08/20/2033	1,543		1,709

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500		1,525
5.500% due 04/26/2024	400		458

Overseas Private Investment Corp.
4.736% due 03/15/2022	337		344

Private Export Funding Corp.
5.000% due 12/15/2016	500		562

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	13,000		8,883

Resolution Funding Corp. Interest Strip
0.000% due 01/15/2020 - 04/15/2029	4,100		2,057

Small Business Administration
5.240% due 08/01/2023	498		528
5.290% due 12/01/2027	432		467

Tennessee Valley Authority
4.625% due 09/15/2060	400		376
4.875% due 01/15/2048	800		795
5.880% due 04/01/2036	500		577

Total U.S. Government Agencies (Cost $39,575)			42,106

U.S. TREASURY OBLIGATIONS 72.2%

Treasury Inflation Protected Securities (a)
2.375% due 01/15/2025	174		194
2.375% due 01/15/2027	325		362
2.500% due 01/15/2029	306		348
3.625% due 04/15/2028	1,623		2,100
3.875% due 04/15/2029	133		179

U.S. Treasury Bonds
4.375% due 11/15/2039	22,800		22,925
4.500% due 08/15/2039	3,300		3,389
5.500% due 08/15/2028	6,700		7,895
6.125% due 11/15/2027	14,800		18,595
6.250% due 08/15/2023	500		628
6.750% due 08/15/2026	700		930
8.000% due 11/15/2021	7,500		10,609

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

U.S. Treasury Strips
0.000% due 08/15/2020	$1,300	$	928
0.000% due 02/15/2021	2,300		1,596
0.000% due 08/15/2022	4,200		2,667
0.000% due 11/15/2024	200		112
0.000% due 02/15/2026	200		104
0.000% due 08/15/2026	1,400		704
0.000% due 02/15/2027	7,700		3,766
0.000% due 11/15/2027	6,600		3,173
0.000% due 02/15/2028	9,000		4,176
0.000% due 05/15/2028	3,000		1,374
0.000% due 08/15/2028	900		417
0.000% due 11/15/2028	200		91
0.000% due 02/15/2031	1,200		494
0.000% due 05/15/2032	100		37
0.000% due 11/15/2032	3,300		1,210
0.000% due 02/15/2033	1,700		616
0.000% due 05/15/2033	1,400		501
0.000% due 11/15/2033	600		209
0.000% due 05/15/2039 (e)	28,400		7,765
0.000% due 08/15/2039 (e)	6,700		1,811

Total U.S. Treasury Obligations (Cost $101,232)			99,905

MORTGAGE-BACKED SECURITIES 6.4%

American Home Mortgage Investment Trust
2.159% due 09/25/2035	110		109

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800		859

Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 03/25/2035	286		273
2.761% due 04/25/2033	35		35
2.850% due 04/25/2033	172		167
2.871% due 10/25/2035	500		479
2.926% due 01/25/2034	29		29
3.200% due 02/25/2034	49		44

Citigroup Mortgage Loan Trust, Inc.
2.630% due 10/25/2035	583		515

Countrywide Alternative Loan Trust
0.471% due 05/25/2035	111		74
5.500% due 10/25/2033	1,489		1,368

Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/2035	204		128
0.601% due 06/25/2035	1,473		1,272

Credit Suisse First Boston Mortgage Securities Corp.
2.528% due 07/25/2033	48		45
2.845% due 11/25/2032	12		11

First Horizon Asset Securities, Inc.
2.706% due 12/25/2033	52		51

First Republic Mortgage Loan Trust
0.610% due 11/15/2031	160		146

GMAC Mortgage Corp. Loan Trust
3.155% due 06/25/2034	57		50

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	151		148

Harborview Mortgage Loan Trust
0.391% due 04/19/2038	112		73
0.481% due 05/19/2035	85		56
2.986% due 07/19/2035	104		88

Impac CMB Trust
4.857% due 09/25/2034	417		415

JPMorgan Mortgage Trust
3.112% due 07/25/2035	485		484

MASTR Asset Securitization Trust
5.500% due 09/25/2033	191		197

Residential Accredit Loans, Inc.
0.661% due 01/25/2033	16		14
0.661% due 03/25/2033	45		40
6.000% due 06/25/2036	176		121

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	$23	$	23

Sequoia Mortgage Trust
0.611% due 07/20/2033	193		184

Structured Adjustable Rate Mortgage Loan Trust
0.481% due 05/25/2037	238		145

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	38		39
0.921% due 09/19/2032	189		168
1.101% due 10/19/2033	53		48

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	51		50
5.572% due 10/15/2048	300		315

WaMu Mortgage Pass-Through Certificates
0.491% due 04/25/2045	75		63
1.328% due 08/25/2046	512		338
1.728% due 08/25/2042	6		5
3.154% due 10/25/2046	144		110

Washington Mutual MSC Mortgage Pass-Through Certificates
2.204% due 02/25/2031	1		1
2.510% due 05/25/2033	11		10
2.720% due 02/25/2033	3		3
2.766% due 02/25/2033	4		4

Total Mortgage-Backed Securities (Cost $9,557)			8,797

ASSET-BACKED SECURITIES 1.1%

Bear Stearns Asset-Backed Securities Trust
1.261% due 11/25/2042	117		104

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036	$20	$	20

L.A. Arena Funding LLC
7.656% due 12/15/2026	69		72

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036	2		2

Renaissance Home Equity Loan Trust
0.701% due 08/25/2033	10		9
0.761% due 12/25/2033	47		40

SLM Student Loan Trust
0.288% due 04/25/2017	19		19
0.398% due 04/25/2017	33		33
1.788% due 04/25/2023	1,177		1,216

Specialty Underwriting & Residential Finance
0.941% due 01/25/2034	11		9

Structured Asset Securities Corp.
0.551% due 01/25/2033	16		15

Total Asset-Backed Securities (Cost $1,529)			1,539

SHORT-TERM INSTRUMENTS 19.5%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 01/03/2011	221		221

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $229. Repurchase proceeds are $221.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.189% due 06/23/2011 (c)	$280	$	280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 19.1%
	2,635,589		26,398

Total Short-Term Instruments (Cost $26,899)			26,899

PURCHASED OPTIONS (g) 0.0%
(Cost $5)			13

Total Investments 131.5% (Cost $181,474)		$	181,979

Written Options (h) (0.1%) (Premiums $74)			(84)

Other Assets and Liabilities (Net) (31.4%)			(43,551)

Net Assets 100.0%		$	138,344

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $280 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $11,168 at a weighted average interest rate of 0.168%. On December 31, 2010, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $234 and cash of $7 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2012	137	$(74)
90-Day Eurodollar September Futures	Long	09/2011	61	91

				$17

(f)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	$	1,000	$13	$(10)	$23
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		2,400	32	(7)	39
Pay	3-Month USD-LIBOR	3.000%	06/16/2011	RBS		3,700	49	44	5

							$94	$27	$67

(g)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	2,000	$5	$13

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(h)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	37	$17	$21
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	37	24	15

				$41	$36

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	2,000	$11	$24

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$22	$24

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	110	$27,200	$238
Sales	328	49,000	485
Closing Buys	(309)	(59,200)	(545)
Expirations	0	0	0
Exercised	(55)	(12,600)	(104)

Balance at 12/31/2010	74	$4,400	$74

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,274	$0	$1,274
Industrials	0	444	0	444
Municipal Bonds & Notes
Connecticut	0	309	0	309
Iowa	0	315	0	315
Ohio	0	168	0	168
Puerto Rico	0	25	0	25
Washington	0	185	0	185
U.S. Government Agencies	0	41,775	331	42,106
U.S. Treasury Obligations	0	99,905	0	99,905
Mortgage-Backed Securities	0	8,797	0	8,797
Asset-Backed Securities	0	1,539	0	1,539
Short-Term Instruments
Repurchase Agreements	0	221	0	221
U.S. Treasury Bills	0	280	0	280

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
PIMCO Short-Term Floating NAV Portfolio	$26,398	$0	$0	$26,398
Purchased Options
Interest Rate Contracts	0	13	0	13
	$26,398	$155,250	$331	$181,979

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	91	67	0	158

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	(74)	(60)	(24)	(158)

Totals	$26,415	$155,257	$307	$181,979

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory(3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010(9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$468	$0	$(109)	$0	$0	$(15)	$0	$(344)	$0	$0
U.S. Government Agencies	389	0	(59)	(1)	1	1	0	0	331	1

	$857	$0	$(168)	$(1)	$1	$(14)	$0	$(344)	$331	$1

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(22)	$0	$0	$(2)	$0	$0	$(24)	$(2)

Totals	$857	$0	$(190)	$(1)	$1	$(16)	$0	$(344)	$307	$(1)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$13	$0	$0	$0	$0	$13
Variation margin receivable (2)	31	0	0	0	0	31
Unrealized appreciation on swap agreements	67	0	0	0	0	67

	$111	$0	$0	$0	$0	$111

Liabilities:
Written options outstanding	$84	$0	$0	$0	$0	$84

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$1,928	$0	$0	$0	$0	$1,928

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$8	$0	$0	$0	$0	$8
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(572)	0	0	0	0	(572)

	$(564)	$0	$0	$0	$0	$(564)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate

14	PIMCO Variable Insurance Trust

December 31, 2010

liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

16	PIMCO Variable Insurance Trust

December 31, 2010

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of

Annual Report	December 31, 2010	17

Notes to Financial Statements (Cont.)

companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 5,808	$200,919	$(180,340)	$11	$0	$26,398	$19

18	PIMCO Variable Insurance Trust

December 31, 2010

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$530,345	$540,535	$4,669	$20,644

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$1,009	57	$649
Administrative Class	3,229	37,605	5,590	65,188
Advisor Class	304	3,548	11	133

Issued as reinvestment of distributions
Institutional Class	9	99	10	117
Administrative Class	720	8,052	1,604	17,464
Advisor Class	9	103	1	10

Cost of shares redeemed
Institutional Class	(15)	(176)	(65)	(755)
Administrative Class	(7,844)	(86,657)	(2,719)	(31,232)
Advisor Class	(69)	(787)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(3,568)	$(37,204)	4,489	$51,574

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% Shares Outstanding
Institutional Class	1	99
Administrative Class	4	96
Advisor Class	1	94

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

Annual Report	December 31, 2010	19

Notes to Financial Statements  (Cont.)

December 31, 2010

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$3,429	$134		$(5,664)		$(41)	$—		$(192)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$187,611	$3,976		$(9,608)		$(5,632)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$8,152	$102	$—
12/31/2009	$11,340	$6,251	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	21

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

22	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

26	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA41_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	54.9%
U.S. Government Agencies	23.1%
Short-Term Instruments	14.8%
Mortgage-Backed Securities	4.8%
Corporate Bonds & Notes	1.0%
Other	1.4%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/10/00)
PIMCO Long Term U.S. Government Portfolio Institutional Class	11.77%	6.96%	7.47%	8.02%
Barclays Capital Long-Term Treasury Index±	9.38%	5.73%	6.57%	7.16%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.485% for Institutional Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$972.93	$1,022.79
Expenses Paid During Period†	$2.39	$2.45

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.475%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark duration (or sensitivity to changes in market interest rates) benefited performance as U.S. Treasury yields fell across the majority of the maturities during the reporting period.

»

The Portfolio’s emphasis on the short-term portion of the yield curve, obtained primarily via Euro dollar futures, positively impacted relative performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An allocation to long-term Agency debentures contributed to performance as these securities marginally outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to mortgage-backed securities (“MBS”) detracted from performance as MBS underperformed long-maturity U.S. Treasuries during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$10.44	$12.23	$10.94	$10.43	$11.00
Net investment income (a)	0.39	0.44	0.43	0.49	0.49
Net realized/unrealized gain (loss) on investments	0.83	(0.94)	1.42	0.51	(0.35)
Total income (loss) from investment operations	1.22	(0.50)	1.85	1.00	0.14
Dividends from net investment income	(0.43)	(0.45)	(0.43)	(0.49)	(0.48)
Distributions from net realized capital gains	(0.24)	(0.84)	(0.13)	0.00	(0.23)
Total distributions	(0.67)	(1.29)	(0.56)	(0.49)	(0.71)
Net asset value end of year	$10.99	$10.44	$12.23	$10.94	$10.43
Total return	11.77%	(4.24)%	17.47%	9.90%	1.30%
Net assets end of year (000s)	$1,961	$991	$1,133	$912	$443
Ratio of expenses to average net assets	0.475%	0.485%	0.485%	0.475%	0.475%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.475%	0.475%
Ratio of net investment income to average net assets	3.41%	3.86%	3.89%	4.75%	4.61%
Portfolio turnover rate	344%*	523%	338%	188%	785%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$155,360
Investments in Affiliates, at value	26,398
Repurchase agreements, at value	221
Cash	4
Deposits with counterparty	7
Receivable for investments sold	345
Receivable for investments sold on a delayed-delivery basis	4,248
Receivable for Portfolio shares sold	15
Interest and dividends receivable	1,021
Dividends receivable from Affiliates	2
Variation margin receivable	31
Swap premiums paid	44
Unrealized appreciation on swap agreements	67
187,763

Liabilities:
Payable for investments in Affiliates purchased	$2
Payable for investments purchased on a delayed-delivery basis	49,155
Payable for Portfolio shares redeemed	34
Written options outstanding	84
Accrued related party fees	76
Swap premiums received	17
Other liabilities	51
49,419

Net Assets	$138,344

Net Assets Consist of:
Paid in capital	$140,678
(Overdistributed) net investment income	(41)
Accumulated undistributed net realized (loss)	(2,820)
Net unrealized appreciation	527
$138,344

Net Assets:
Institutional Class	$1,961
Administrative Class	133,568
Advisor Class	2,815

Shares Issued and Outstanding:
Institutional Class	178
Administrative Class	12,158
Advisor Class	256

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.99
Administrative Class	10.99
Advisor Class	10.99

Cost of Investments Owned	$154,855
Cost of Investments in Affiliates Owned	$26,398
Cost of Repurchase Agreements Owned	$221
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$5,584
Dividends from Affiliate investments	19
Total Income	5,603

Expenses:
Investment advisory fees	319
Supervisory and administrative fees	354
Servicing fees – Administrative Class	208
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	2
Interest expense	7
Total Expenses	893

Net Investment Income	4,710

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,641
Net realized gain on Affiliate investments	11
Net realized gain on futures contracts, written options and swaps	1,928
Net change in unrealized appreciation on investments	6,351
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(572)
Net Gain	10,359

Net Increase in Net Assets Resulting from Operations	$15,069

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,710	$4,964
Net realized gain	4,569	26
Net realized gain on Affiliate investments	11	2
Net change in unrealized appreciation (depreciation)	5,779	(12,950)
Net increase (decrease) resulting from operations	15,069	(7,958)

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(45)
Administrative Class	(5,156)	(5,024)
Advisor Class	(41)	(1)
From net realized capital gains
Institutional Class	(42)	(72)
Administrative Class	(2,896)	(12,440)
Advisor Class	(62)	(9)

Total Distributions	(8,254)	(17,591)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(37,204)	51,574

Total Increase (Decrease) in Net Assets	(30,389)	26,025

Net Assets:
Beginning of year	168,733	142,708
End of year*	$138,344	$168,733

* Including undistributed (overdistributed) net investment income of:	$(41)	$57

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.9%

American International Group, Inc.
8.250% due 08/15/2018	$200	$	231

Goldman Sachs Group, Inc.
0.466% due 02/06/2012	700		699

U.S. Trade Funding Corp.
4.260% due 11/15/2014	325		344

			1,274

INDUSTRIALS 0.3%

Cal Dive I- Title XI, Inc.
4.930% due 02/01/2027	426		444

Total Corporate Bonds & Notes (Cost $1,693)			1,718

MUNICIPAL BONDS & NOTES 0.7%

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300		309

IOWA 0.2%

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	300		315

OHIO 0.1%

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500		168

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500		25

WASHINGTON 0.2%

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200		185

Total Municipal Bonds & Notes (Cost $984)			1,002

U.S. GOVERNMENT AGENCIES 30.4%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700		965
0.321% due 07/25/2037	72		71
0.731% due 08/25/2021	10		10
0.881% due 08/25/2022	5		5
1.161% due 04/25/2032	15		16
1.181% due 04/25/2021	3		3
2.601% due 01/01/2033	14		14
4.250% due 05/25/2037	58		52
4.375% due 03/15/2013	8,000		8,625
4.500% due 08/25/2018 - 06/25/2019	268		284
5.000% due 04/25/2032 - 08/25/2033	300		305
5.375% due 04/11/2022	1,200		1,266
5.500% due 12/25/2035	110		119
5.800% due 02/09/2026	500		502
6.000% due 01/25/2036	580		620
6.080% due 09/01/2028	64		74
6.500% due 07/25/2031	496		555

Farmer Mac
7.373% due 07/25/2011	86		86

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Federal Farm Credit Bank
5.050% due 03/28/2019	$400	$	454
5.150% due 03/25/2020	250		284
5.160% due 03/14/2022	2,400		2,727

Federal Home Loan Bank
5.500% due 07/15/2036	200		221
6.000% due 02/12/2021	50		60
6.125% due 06/08/2018	80		97

Federal Housing Administration
6.896% due 07/01/2020	247		245

Financing Corp.
0.000% due 09/26/2019	1,500		1,103
10.700% due 10/06/2017	650		958

Freddie Mac
0.660% due 01/15/2033	42		42
1.012% due 02/15/2027	9		9
1.312% due 02/15/2021	13		13
1.542% due 10/25/2044	76		75
4.000% due 06/15/2032	324		315
5.400% due 03/17/2021	1,000		1,101
5.500% due 08/15/2030 - 02/15/2034	724		781
5.625% due 11/23/2035	600		617
7.000% due 07/15/2023 - 12/01/2031	34		38
8.250% due 06/01/2016	350		426

Ginnie Mae
2.625% due 08/20/2030	8		8
5.500% due 01/20/2036	655		679
6.000% due 08/20/2033	1,543		1,709

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500		1,525
5.500% due 04/26/2024	400		458

Overseas Private Investment Corp.
4.736% due 03/15/2022	337		344

Private Export Funding Corp.
5.000% due 12/15/2016	500		562

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	13,000		8,883

Resolution Funding Corp. Interest Strip
0.000% due 01/15/2020 - 04/15/2029	4,100		2,057

Small Business Administration
5.240% due 08/01/2023	498		528
5.290% due 12/01/2027	432		467

Tennessee Valley Authority
4.625% due 09/15/2060	400		376
4.875% due 01/15/2048	800		795
5.880% due 04/01/2036	500		577

Total U.S. Government Agencies (Cost $39,575)			42,106

U.S. TREASURY OBLIGATIONS 72.2%

Treasury Inflation Protected Securities (a)
2.375% due 01/15/2025	174		194
2.375% due 01/15/2027	325		362
2.500% due 01/15/2029	306		348
3.625% due 04/15/2028	1,623		2,100
3.875% due 04/15/2029	133		179

U.S. Treasury Bonds
4.375% due 11/15/2039	22,800		22,925
4.500% due 08/15/2039	3,300		3,389
5.500% due 08/15/2028	6,700		7,895
6.125% due 11/15/2027	14,800		18,595
6.250% due 08/15/2023	500		628
6.750% due 08/15/2026	700		930
8.000% due 11/15/2021	7,500		10,609

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

U.S. Treasury Strips
0.000% due 08/15/2020	$1,300	$	928
0.000% due 02/15/2021	2,300		1,596
0.000% due 08/15/2022	4,200		2,667
0.000% due 11/15/2024	200		112
0.000% due 02/15/2026	200		104
0.000% due 08/15/2026	1,400		704
0.000% due 02/15/2027	7,700		3,766
0.000% due 11/15/2027	6,600		3,173
0.000% due 02/15/2028	9,000		4,176
0.000% due 05/15/2028	3,000		1,374
0.000% due 08/15/2028	900		417
0.000% due 11/15/2028	200		91
0.000% due 02/15/2031	1,200		494
0.000% due 05/15/2032	100		37
0.000% due 11/15/2032	3,300		1,210
0.000% due 02/15/2033	1,700		616
0.000% due 05/15/2033	1,400		501
0.000% due 11/15/2033	600		209
0.000% due 05/15/2039 (e)	28,400		7,765
0.000% due 08/15/2039 (e)	6,700		1,811

Total U.S. Treasury Obligations (Cost $101,232)			99,905

MORTGAGE-BACKED SECURITIES 6.4%

American Home Mortgage Investment Trust
2.159% due 09/25/2035	110		109

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800		859

Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 03/25/2035	286		273
2.761% due 04/25/2033	35		35
2.850% due 04/25/2033	172		167
2.871% due 10/25/2035	500		479
2.926% due 01/25/2034	29		29
3.200% due 02/25/2034	49		44

Citigroup Mortgage Loan Trust, Inc.
2.630% due 10/25/2035	583		515

Countrywide Alternative Loan Trust
0.471% due 05/25/2035	111		74
5.500% due 10/25/2033	1,489		1,368

Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/2035	204		128
0.601% due 06/25/2035	1,473		1,272

Credit Suisse First Boston Mortgage Securities Corp.
2.528% due 07/25/2033	48		45
2.845% due 11/25/2032	12		11

First Horizon Asset Securities, Inc.
2.706% due 12/25/2033	52		51

First Republic Mortgage Loan Trust
0.610% due 11/15/2031	160		146

GMAC Mortgage Corp. Loan Trust
3.155% due 06/25/2034	57		50

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	151		148

Harborview Mortgage Loan Trust
0.391% due 04/19/2038	112		73
0.481% due 05/19/2035	85		56
2.986% due 07/19/2035	104		88

Impac CMB Trust
4.857% due 09/25/2034	417		415

JPMorgan Mortgage Trust
3.112% due 07/25/2035	485		484

MASTR Asset Securitization Trust
5.500% due 09/25/2033	191		197

Residential Accredit Loans, Inc.
0.661% due 01/25/2033	16		14
0.661% due 03/25/2033	45		40
6.000% due 06/25/2036	176		121

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	$23	$	23

Sequoia Mortgage Trust
0.611% due 07/20/2033	193		184

Structured Adjustable Rate Mortgage Loan Trust
0.481% due 05/25/2037	238		145

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	38		39
0.921% due 09/19/2032	189		168
1.101% due 10/19/2033	53		48

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	51		50
5.572% due 10/15/2048	300		315

WaMu Mortgage Pass-Through Certificates
0.491% due 04/25/2045	75		63
1.328% due 08/25/2046	512		338
1.728% due 08/25/2042	6		5
3.154% due 10/25/2046	144		110

Washington Mutual MSC Mortgage Pass-Through Certificates
2.204% due 02/25/2031	1		1
2.510% due 05/25/2033	11		10
2.720% due 02/25/2033	3		3
2.766% due 02/25/2033	4		4

Total Mortgage-Backed Securities (Cost $9,557)			8,797

ASSET-BACKED SECURITIES 1.1%

Bear Stearns Asset-Backed Securities Trust
1.261% due 11/25/2042	117		104

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036	$20	$	20

L.A. Arena Funding LLC
7.656% due 12/15/2026	69		72

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036	2		2

Renaissance Home Equity Loan Trust
0.701% due 08/25/2033	10		9
0.761% due 12/25/2033	47		40

SLM Student Loan Trust
0.288% due 04/25/2017	19		19
0.398% due 04/25/2017	33		33
1.788% due 04/25/2023	1,177		1,216

Specialty Underwriting & Residential Finance
0.941% due 01/25/2034	11		9

Structured Asset Securities Corp.
0.551% due 01/25/2033	16		15

Total Asset-Backed Securities (Cost $1,529)			1,539

SHORT-TERM INSTRUMENTS 19.5%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 01/03/2011	221		221

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $229. Repurchase proceeds are $221.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.189% due 06/23/2011 (c)	$280	$	280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 19.1%
	2,635,589		26,398

Total Short-Term Instruments (Cost $26,899)			26,899

PURCHASED OPTIONS (g) 0.0%
(Cost $5)			13

Total Investments 131.5% (Cost $181,474)		$	181,979

Written Options (h) (0.1%) (Premiums $74)			(84)

Other Assets and Liabilities (Net) (31.4%)			(43,551)

Net Assets 100.0%		$	138,344

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $280 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $11,168 at a weighted average interest rate of 0.168%. On December 31, 2010, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $234 and cash of $7 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2012	137	$(74)
90-Day Eurodollar September Futures	Long	09/2011	61	91

				$17

(f)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	$	1,000	$13	$(10)	$23
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		2,400	32	(7)	39
Pay	3-Month USD-LIBOR	3.000%	06/16/2011	RBS		3,700	49	44	5

							$94	$27	$67

(g)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	2,000	$5	$13

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(h)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	37	$17	$21
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	37	24	15

				$41	$36

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	2,000	$11	$24

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$22	$24

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	110	$27,200	$238
Sales	328	49,000	485
Closing Buys	(309)	(59,200)	(545)
Expirations	0	0	0
Exercised	(55)	(12,600)	(104)

Balance at 12/31/2010	74	$4,400	$74

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,274	$0	$1,274
Industrials	0	444	0	444
Municipal Bonds & Notes
Connecticut	0	309	0	309
Iowa	0	315	0	315
Ohio	0	168	0	168
Puerto Rico	0	25	0	25
Washington	0	185	0	185
U.S. Government Agencies	0	41,775	331	42,106
U.S. Treasury Obligations	0	99,905	0	99,905
Mortgage-Backed Securities	0	8,797	0	8,797
Asset-Backed Securities	0	1,539	0	1,539
Short-Term Instruments
Repurchase Agreements	0	221	0	221
U.S. Treasury Bills	0	280	0	280

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
PIMCO Short-Term Floating NAV Portfolio	$26,398	$0	$0	$26,398
Purchased Options
Interest Rate Contracts	0	13	0	13
	$26,398	$155,250	$331	$181,979

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	91	67	0	158

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	(74)	(60)	(24)	(158)

Totals	$26,415	$155,257	$307	$181,979

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory(3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010(9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$468	$0	$(109)	$0	$0	$(15)	$0	$(344)	$0	$0
U.S. Government Agencies	389	0	(59)	(1)	1	1	0	0	331	1

	$857	$0	$(168)	$(1)	$1	$(14)	$0	$(344)	$331	$1

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(22)	$0	$0	$(2)	$0	$0	$(24)	$(2)

Totals	$857	$0	$(190)	$(1)	$1	$(16)	$0	$(344)	$307	$(1)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$13	$0	$0	$0	$0	$13
Variation margin receivable (2)	31	0	0	0	0	31
Unrealized appreciation on swap agreements	67	0	0	0	0	67

	$111	$0	$0	$0	$0	$111

Liabilities:
Written options outstanding	$84	$0	$0	$0	$0	$84

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$1,928	$0	$0	$0	$0	$1,928

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$8	$0	$0	$0	$0	$8
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(572)	0	0	0	0	(572)

	$(564)	$0	$0	$0	$0	$(564)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate

14	PIMCO Variable Insurance Trust

December 31, 2010

liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

16	PIMCO Variable Insurance Trust

December 31, 2010

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of

Annual Report	December 31, 2010	17

Notes to Financial Statements (Cont.)

companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 5,808	$200,919	$(180,340)	$11	$0	$26,398	$19

18	PIMCO Variable Insurance Trust

December 31, 2010

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$530,345	$540,535	$4,669	$20,644

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$1,009	57	$649
Administrative Class	3,229	37,605	5,590	65,188
Advisor Class	304	3,548	11	133

Issued as reinvestment of distributions
Institutional Class	9	99	10	117
Administrative Class	720	8,052	1,604	17,464
Advisor Class	9	103	1	10

Cost of shares redeemed
Institutional Class	(15)	(176)	(65)	(755)
Administrative Class	(7,844)	(86,657)	(2,719)	(31,232)
Advisor Class	(69)	(787)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(3,568)	$(37,204)	4,489	$51,574

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% Shares Outstanding
Institutional Class	1	99
Administrative Class	4	96
Advisor Class	1	94

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

Annual Report	December 31, 2010	19

Notes to Financial Statements  (Cont.)

December 31, 2010

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$3,429	$134		$(5,664)		$(41)	$—		$(192)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$187,611	$3,976		$(9,608)		$(5,632)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$8,152	$102	$—
12/31/2009	$11,340	$6,251	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	21

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

22	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

26	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA45_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	54.9%
U.S. Government Agencies	23.1%
Short-Term Instruments	14.8%
Mortgage-Backed Securities	4.8%
Corporate Bonds & Notes	1.0%
Other	1.4%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (09/30/09)
PIMCO Long Term U.S. Government Portfolio Advisor Class	11.50%	5.22%
Barclays Capital Long-Term Treasury Index±	9.38%	2.82%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.725% for Advisor Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$971.69	$1,021.53
Expenses Paid During Period†	$3.63	$3.72

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.725%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The hypothetical expenses reflect an amount as if the Advisor Class had been operational for the entire fiscal half-year. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark duration (or sensitivity to changes in market interest rates) benefited performance as U.S. Treasury yields fell across the majority of the maturities during the reporting period.

»

The Portfolio’s emphasis on the short-term portion of the yield curve, obtained primarily via Euro dollar futures, positively impacted relative performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An allocation to long-term Agency debentures contributed to performance as these securities marginally outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to mortgage-backed securities (“MBS”) detracted from performance as MBS underperformed long-maturity U.S. Treasuries during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.44	$11.89
Net investment income (a)	0.35	0.10
Net realized/unrealized gain (loss) on investments	0.85	(0.61)
Total income (loss) from investment operations	1.20	(0.51)
Dividends from net investment income	(0.41)	(0.10)
Distributions from net realized capital gains	(0.24)	(0.84)
Total distributions	(0.65)	(0.94)
Net asset value end of year or period	$10.99	$10.44
Total return	11.50%	(4.41)%
Net assets end of year or period (000s)	$2,815	$127
Ratio of expenses to average net assets	0.725%	0.725%*
Ratio of expenses to average net assets excluding interest expense	0.725%	0.725%*
Ratio of net investment income to average net assets	3.00%	3.65%*
Portfolio turnover rate	344%**	523%

*	Annualized
**The	ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$155,360
Investments in Affiliates, at value	26,398
Repurchase agreements, at value	221
Cash	4
Deposits with counterparty	7
Receivable for investments sold	345
Receivable for investments sold on a delayed-delivery basis	4,248
Receivable for Portfolio shares sold	15
Interest and dividends receivable	1,021
Dividends receivable from Affiliates	2
Variation margin receivable	31
Swap premiums paid	44
Unrealized appreciation on swap agreements	67
187,763

Liabilities:
Payable for investments in Affiliates purchased	$2
Payable for investments purchased on a delayed-delivery basis	49,155
Payable for Portfolio shares redeemed	34
Written options outstanding	84
Accrued related party fees	76
Swap premiums received	17
Other liabilities	51
49,419

Net Assets	$138,344

Net Assets Consist of:
Paid in capital	$140,678
(Overdistributed) net investment income	(41)
Accumulated undistributed net realized (loss)	(2,820)
Net unrealized appreciation	527
$138,344

Net Assets:
Institutional Class	$1,961
Administrative Class	133,568
Advisor Class	2,815

Shares Issued and Outstanding:
Institutional Class	178
Administrative Class	12,158
Advisor Class	256

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.99
Administrative Class	10.99
Advisor Class	10.99

Cost of Investments Owned	$154,855
Cost of Investments in Affiliates Owned	$26,398
Cost of Repurchase Agreements Owned	$221
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$5,584
Dividends from Affiliate investments	19
Total Income	5,603

Expenses:
Investment advisory fees	319
Supervisory and administrative fees	354
Servicing fees – Administrative Class	208
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	2
Interest expense	7
Total Expenses	893

Net Investment Income	4,710

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,641
Net realized gain on Affiliate investments	11
Net realized gain on futures contracts, written options and swaps	1,928
Net change in unrealized appreciation on investments	6,351
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(572)
Net Gain	10,359

Net Increase in Net Assets Resulting from Operations	$15,069

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,710	$4,964
Net realized gain	4,569	26
Net realized gain on Affiliate investments	11	2
Net change in unrealized appreciation (depreciation)	5,779	(12,950)
Net increase (decrease) resulting from operations	15,069	(7,958)

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(45)
Administrative Class	(5,156)	(5,024)
Advisor Class	(41)	(1)
From net realized capital gains
Institutional Class	(42)	(72)
Administrative Class	(2,896)	(12,440)
Advisor Class	(62)	(9)

Total Distributions	(8,254)	(17,591)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(37,204)	51,574

Total Increase (Decrease) in Net Assets	(30,389)	26,025

Net Assets:
Beginning of year	168,733	142,708
End of year*	$138,344	$168,733

* Including undistributed (overdistributed) net investment income of:	$(41)	$57

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.9%

American International Group, Inc.
8.250% due 08/15/2018	$200	$	231

Goldman Sachs Group, Inc.
0.466% due 02/06/2012	700		699

U.S. Trade Funding Corp.
4.260% due 11/15/2014	325		344

			1,274

INDUSTRIALS 0.3%

Cal Dive I- Title XI, Inc.
4.930% due 02/01/2027	426		444

Total Corporate Bonds & Notes (Cost $1,693)			1,718

MUNICIPAL BONDS & NOTES 0.7%

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300		309

IOWA 0.2%

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	300		315

OHIO 0.1%

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500		168

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500		25

WASHINGTON 0.2%

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200		185

Total Municipal Bonds & Notes (Cost $984)			1,002

U.S. GOVERNMENT AGENCIES 30.4%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700		965
0.321% due 07/25/2037	72		71
0.731% due 08/25/2021	10		10
0.881% due 08/25/2022	5		5
1.161% due 04/25/2032	15		16
1.181% due 04/25/2021	3		3
2.601% due 01/01/2033	14		14
4.250% due 05/25/2037	58		52
4.375% due 03/15/2013	8,000		8,625
4.500% due 08/25/2018 - 06/25/2019	268		284
5.000% due 04/25/2032 - 08/25/2033	300		305
5.375% due 04/11/2022	1,200		1,266
5.500% due 12/25/2035	110		119
5.800% due 02/09/2026	500		502
6.000% due 01/25/2036	580		620
6.080% due 09/01/2028	64		74
6.500% due 07/25/2031	496		555

Farmer Mac
7.373% due 07/25/2011	86		86

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Federal Farm Credit Bank
5.050% due 03/28/2019	$400	$	454
5.150% due 03/25/2020	250		284
5.160% due 03/14/2022	2,400		2,727

Federal Home Loan Bank
5.500% due 07/15/2036	200		221
6.000% due 02/12/2021	50		60
6.125% due 06/08/2018	80		97

Federal Housing Administration
6.896% due 07/01/2020	247		245

Financing Corp.
0.000% due 09/26/2019	1,500		1,103
10.700% due 10/06/2017	650		958

Freddie Mac
0.660% due 01/15/2033	42		42
1.012% due 02/15/2027	9		9
1.312% due 02/15/2021	13		13
1.542% due 10/25/2044	76		75
4.000% due 06/15/2032	324		315
5.400% due 03/17/2021	1,000		1,101
5.500% due 08/15/2030 - 02/15/2034	724		781
5.625% due 11/23/2035	600		617
7.000% due 07/15/2023 - 12/01/2031	34		38
8.250% due 06/01/2016	350		426

Ginnie Mae
2.625% due 08/20/2030	8		8
5.500% due 01/20/2036	655		679
6.000% due 08/20/2033	1,543		1,709

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500		1,525
5.500% due 04/26/2024	400		458

Overseas Private Investment Corp.
4.736% due 03/15/2022	337		344

Private Export Funding Corp.
5.000% due 12/15/2016	500		562

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	13,000		8,883

Resolution Funding Corp. Interest Strip
0.000% due 01/15/2020 - 04/15/2029	4,100		2,057

Small Business Administration
5.240% due 08/01/2023	498		528
5.290% due 12/01/2027	432		467

Tennessee Valley Authority
4.625% due 09/15/2060	400		376
4.875% due 01/15/2048	800		795
5.880% due 04/01/2036	500		577

Total U.S. Government Agencies (Cost $39,575)			42,106

U.S. TREASURY OBLIGATIONS 72.2%

Treasury Inflation Protected Securities (a)
2.375% due 01/15/2025	174		194
2.375% due 01/15/2027	325		362
2.500% due 01/15/2029	306		348
3.625% due 04/15/2028	1,623		2,100
3.875% due 04/15/2029	133		179

U.S. Treasury Bonds
4.375% due 11/15/2039	22,800		22,925
4.500% due 08/15/2039	3,300		3,389
5.500% due 08/15/2028	6,700		7,895
6.125% due 11/15/2027	14,800		18,595
6.250% due 08/15/2023	500		628
6.750% due 08/15/2026	700		930
8.000% due 11/15/2021	7,500		10,609

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

U.S. Treasury Strips
0.000% due 08/15/2020	$1,300	$	928
0.000% due 02/15/2021	2,300		1,596
0.000% due 08/15/2022	4,200		2,667
0.000% due 11/15/2024	200		112
0.000% due 02/15/2026	200		104
0.000% due 08/15/2026	1,400		704
0.000% due 02/15/2027	7,700		3,766
0.000% due 11/15/2027	6,600		3,173
0.000% due 02/15/2028	9,000		4,176
0.000% due 05/15/2028	3,000		1,374
0.000% due 08/15/2028	900		417
0.000% due 11/15/2028	200		91
0.000% due 02/15/2031	1,200		494
0.000% due 05/15/2032	100		37
0.000% due 11/15/2032	3,300		1,210
0.000% due 02/15/2033	1,700		616
0.000% due 05/15/2033	1,400		501
0.000% due 11/15/2033	600		209
0.000% due 05/15/2039 (e)	28,400		7,765
0.000% due 08/15/2039 (e)	6,700		1,811

Total U.S. Treasury Obligations (Cost $101,232)			99,905

MORTGAGE-BACKED SECURITIES 6.4%

American Home Mortgage Investment Trust
2.159% due 09/25/2035	110		109

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800		859

Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 03/25/2035	286		273
2.761% due 04/25/2033	35		35
2.850% due 04/25/2033	172		167
2.871% due 10/25/2035	500		479
2.926% due 01/25/2034	29		29
3.200% due 02/25/2034	49		44

Citigroup Mortgage Loan Trust, Inc.
2.630% due 10/25/2035	583		515

Countrywide Alternative Loan Trust
0.471% due 05/25/2035	111		74
5.500% due 10/25/2033	1,489		1,368

Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/2035	204		128
0.601% due 06/25/2035	1,473		1,272

Credit Suisse First Boston Mortgage Securities Corp.
2.528% due 07/25/2033	48		45
2.845% due 11/25/2032	12		11

First Horizon Asset Securities, Inc.
2.706% due 12/25/2033	52		51

First Republic Mortgage Loan Trust
0.610% due 11/15/2031	160		146

GMAC Mortgage Corp. Loan Trust
3.155% due 06/25/2034	57		50

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	151		148

Harborview Mortgage Loan Trust
0.391% due 04/19/2038	112		73
0.481% due 05/19/2035	85		56
2.986% due 07/19/2035	104		88

Impac CMB Trust
4.857% due 09/25/2034	417		415

JPMorgan Mortgage Trust
3.112% due 07/25/2035	485		484

MASTR Asset Securitization Trust
5.500% due 09/25/2033	191		197

Residential Accredit Loans, Inc.
0.661% due 01/25/2033	16		14
0.661% due 03/25/2033	45		40
6.000% due 06/25/2036	176		121

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	$23	$	23

Sequoia Mortgage Trust
0.611% due 07/20/2033	193		184

Structured Adjustable Rate Mortgage Loan Trust
0.481% due 05/25/2037	238		145

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	38		39
0.921% due 09/19/2032	189		168
1.101% due 10/19/2033	53		48

Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	51		50
5.572% due 10/15/2048	300		315

WaMu Mortgage Pass-Through Certificates
0.491% due 04/25/2045	75		63
1.328% due 08/25/2046	512		338
1.728% due 08/25/2042	6		5
3.154% due 10/25/2046	144		110

Washington Mutual MSC Mortgage Pass-Through Certificates
2.204% due 02/25/2031	1		1
2.510% due 05/25/2033	11		10
2.720% due 02/25/2033	3		3
2.766% due 02/25/2033	4		4

Total Mortgage-Backed Securities (Cost $9,557)			8,797

ASSET-BACKED SECURITIES 1.1%

Bear Stearns Asset-Backed Securities Trust
1.261% due 11/25/2042	117		104

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036	$20	$	20

L.A. Arena Funding LLC
7.656% due 12/15/2026	69		72

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036	2		2

Renaissance Home Equity Loan Trust
0.701% due 08/25/2033	10		9
0.761% due 12/25/2033	47		40

SLM Student Loan Trust
0.288% due 04/25/2017	19		19
0.398% due 04/25/2017	33		33
1.788% due 04/25/2023	1,177		1,216

Specialty Underwriting & Residential Finance
0.941% due 01/25/2034	11		9

Structured Asset Securities Corp.
0.551% due 01/25/2033	16		15

Total Asset-Backed Securities (Cost $1,529)			1,539

SHORT-TERM INSTRUMENTS 19.5%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 01/03/2011	221		221

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $229. Repurchase proceeds are $221.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.189% due 06/23/2011 (c)	$280	$	280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 19.1%
	2,635,589		26,398

Total Short-Term Instruments (Cost $26,899)			26,899

PURCHASED OPTIONS (g) 0.0%
(Cost $5)			13

Total Investments 131.5% (Cost $181,474)		$	181,979

Written Options (h) (0.1%) (Premiums $74)			(84)

Other Assets and Liabilities (Net) (31.4%)			(43,551)

Net Assets 100.0%		$	138,344

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $280 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $11,168 at a weighted average interest rate of 0.168%. On December 31, 2010, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $234 and cash of $7 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2012	137	$(74)
90-Day Eurodollar September Futures	Long	09/2011	61	91

				$17

(f)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	$	1,000	$13	$(10)	$23
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		2,400	32	(7)	39
Pay	3-Month USD-LIBOR	3.000%	06/16/2011	RBS		3,700	49	44	5

							$94	$27	$67

(g)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	2,000	$5	$13

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(h)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	37	$17	$21
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	37	24	15

				$41	$36

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	2,000	$11	$24

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$22	$24

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	110	$27,200	$238
Sales	328	49,000	485
Closing Buys	(309)	(59,200)	(545)
Expirations	0	0	0
Exercised	(55)	(12,600)	(104)

Balance at 12/31/2010	74	$4,400	$74

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,274	$0	$1,274
Industrials	0	444	0	444
Municipal Bonds & Notes
Connecticut	0	309	0	309
Iowa	0	315	0	315
Ohio	0	168	0	168
Puerto Rico	0	25	0	25
Washington	0	185	0	185
U.S. Government Agencies	0	41,775	331	42,106
U.S. Treasury Obligations	0	99,905	0	99,905
Mortgage-Backed Securities	0	8,797	0	8,797
Asset-Backed Securities	0	1,539	0	1,539
Short-Term Instruments
Repurchase Agreements	0	221	0	221
U.S. Treasury Bills	0	280	0	280

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
PIMCO Short-Term Floating NAV Portfolio	$26,398	$0	$0	$26,398
Purchased Options
Interest Rate Contracts	0	13	0	13
	$26,398	$155,250	$331	$181,979

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	91	67	0	158

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	(74)	(60)	(24)	(158)

Totals	$26,415	$155,257	$307	$181,979

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory(3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010(9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$468	$0	$(109)	$0	$0	$(15)	$0	$(344)	$0	$0
U.S. Government Agencies	389	0	(59)	(1)	1	1	0	0	331	1

	$857	$0	$(168)	$(1)	$1	$(14)	$0	$(344)	$331	$1

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(22)	$0	$0	$(2)	$0	$0	$(24)	$(2)

Totals	$857	$0	$(190)	$(1)	$1	$(16)	$0	$(344)	$307	$(1)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$13	$0	$0	$0	$0	$13
Variation margin receivable (2)	31	0	0	0	0	31
Unrealized appreciation on swap agreements	67	0	0	0	0	67

	$111	$0	$0	$0	$0	$111

Liabilities:
Written options outstanding	$84	$0	$0	$0	$0	$84

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$1,928	$0	$0	$0	$0	$1,928

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$8	$0	$0	$0	$0	$8
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(572)	0	0	0	0	(572)

	$(564)	$0	$0	$0	$0	$(564)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate

14	PIMCO Variable Insurance Trust

December 31, 2010

liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

16	PIMCO Variable Insurance Trust

December 31, 2010

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of

Annual Report	December 31, 2010	17

Notes to Financial Statements (Cont.)

companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$ 5,808	$200,919	$(180,340)	$11	$0	$26,398	$19

18	PIMCO Variable Insurance Trust

December 31, 2010

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$530,345	$540,535	$4,669	$20,644

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$1,009	57	$649
Administrative Class	3,229	37,605	5,590	65,188
Advisor Class	304	3,548	11	133

Issued as reinvestment of distributions
Institutional Class	9	99	10	117
Administrative Class	720	8,052	1,604	17,464
Advisor Class	9	103	1	10

Cost of shares redeemed
Institutional Class	(15)	(176)	(65)	(755)
Administrative Class	(7,844)	(86,657)	(2,719)	(31,232)
Advisor Class	(69)	(787)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(3,568)	$(37,204)	4,489	$51,574

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% Shares Outstanding
Institutional Class	1	99
Administrative Class	4	96
Advisor Class	1	94

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

Annual Report	December 31, 2010	19

Notes to Financial Statements  (Cont.)

December 31, 2010

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$3,429	$134		$(5,664)		$(41)	$—		$(192)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$187,611	$3,976		$(9,608)		$(5,632)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$8,152	$102	$—
12/31/2009	$11,340	$6,251	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for the period indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	21

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

22	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

26	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA43_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	32.7%
Corporate Bonds & Notes	30.0%
Short-Term Instruments	20.0%
Mortgage-Backed Securities	8.3%
Sovereign Issues	3.1%
Other	5.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	10 Years	Class Inception (02/16/99)
PIMCO Low Duration Portfolio Administrative Class	5.29%	5.81%	4.87%	4.94%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	2.35%	4.17%	3.92%	4.25%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.67% for Administrative Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,024.22	$1,021.93
Expenses Paid During Period†	$3.32	$3.31

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above-index duration (or sensitivity to changes in market interest rates) during the latter part of the reporting period detracted from performance as interest rates rose during this period.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like-duration U.S. Treasuries during the reporting period.

»	Allocations to investment grade corporate securities added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to the high-yield sector added to returns as high-yield securities outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to local interest rates in Brazil, implemented via Brazilian zero coupon swaps, added to returns as interest rates fell in this country during the reporting period.

»

Exposure to a basket of emerging market currencies, including the Malaysian ringgit, the Mexican peso and the Brazilian real, benefited performance as these currencies appreciated versus the U.S. dollar during the reporting period.

»	Exposure to core European duration during the latter half of the reporting period detracted from returns as the three-year Bund yield rose during this period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$10.11	$9.68	$10.30	$10.06	$10.09
Net investment income (a)	0.14	0.31	0.41	0.48	0.43
Net realized/unrealized gain (loss) on investments	0.39	0.95	(0.46)	0.24	(0.04)
Total income (loss) from investment operations	0.53	1.26	(0.05)	0.72	0.39
Dividends from net investment income	(0.17)	(0.36)	(0.41)	(0.48)	(0.42)
Distributions from net realized capital gains	(0.03)	(0.47)	(0.16)	0.00	0.00
Total distributions	(0.20)	(0.83)	(0.57)	(0.48)	(0.42)
Net asset value end of year	$10.44	$10.11	$9.68	$10.30	$10.06
Total return	5.29%	13.32%	(0.42)%	7.36%	3.97%
Net assets end of year (000s)	$1,238,086	$890,238	$1,143,209	$1,412,835	$764,846
Ratio of expenses to average net assets	0.65%	0.67%	0.70%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.33%	3.07%	4.00%	4.72%	4.24%
Portfolio turnover rate	351%*	662%	293%	72%	200%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$1,531,229
Investments in Affiliates, at value	319,715
Repurchase agreements, at value	8,403
Cash	919
Deposits with counterparty	12
Foreign currency, at value	1,699
Receivable for investments sold	129,685
Receivable for Portfolio shares sold	28,612
Interest and dividends receivable	8,921
Dividends receivable from Affiliates	107
Variation margin receivable	270
Swap premiums paid	5,328
Unrealized appreciation on foreign currency contracts	2,907
Unrealized appreciation on swap agreements	7,297
2,045,104

Liabilities:
Payable for investments purchased	$435,006
Payable for investments in Affiliates purchased	107
Payable for Portfolio shares redeemed	510
Payable for short sales	18,874
Written options outstanding	4,509
Deposits from counterparty	10,941
Accrued related party fees	905
Swap premiums received	620
Unrealized depreciation on foreign currency contracts	905
Unrealized depreciation on swap agreements	122
Other liabilities	7
472,506

Net Assets	$1,572,598

Net Assets Consist of:
Paid in capital	$1,595,337
Undistributed net investment income	4,205
Accumulated undistributed net realized (loss)	(33,076)
Net unrealized appreciation	6,132
$1,572,598

Net Assets:
Institutional Class	$55,336
Administrative Class	1,238,086
Advisor Class	279,176

Shares Issued and Outstanding:
Institutional Class	5,301
Administrative Class	118,608
Advisor Class	26,745

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.44
Administrative Class	10.44
Advisor Class	10.44

Cost of Investments Owned	$1,532,006
Cost of Investments in Affiliates Owned	$319,787
Cost of Repurchase Agreements Owned	$8,403
Cost of Foreign Currency Held	$1,676
Proceeds Received on Short Sales	$18,734
Premiums Received on Written Options	$3,182

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$25,373
Dividends	732
Dividends from Affiliate investments	1,333
Miscellaneous income	1
Total Income	27,439

Expenses:
Investment advisory fees	3,449
Supervisory and administrative fees	3,449
Servicing fees – Administrative Class	1,607
Distribution and/or servicing fees – Advisor Class	633
Trustees' fees	22
Interest expense	25
Total Expenses	9,185

Net Investment Income	18,254

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	18,462
Net realized gain on Affiliate investments	170
Net realized gain on futures contracts, written options and swaps	11,168
Net realized gain on foreign currency transactions	106
Net change in unrealized appreciation on investments	18,840
Net change in unrealized (depreciation) on Affiliate investments	(8)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(425)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,835
Net Gain	50,148

Net Increase in Net Assets Resulting from Operations	$68,402

*Foreign tax withholdings	$7

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,254	$24,686
Net realized gain (loss)	29,736	(36,002)
Net realized gain on Affiliate investments	170	25
Net change in unrealized appreciation	20,250	94,545
Net change in unrealized (depreciation) on Affiliate investments	(8)	(64)
Net increase resulting from operations	68,402	83,190

Distributions to Shareholders:
From net investment income
Institutional Class	(973)	(1,792)
Administrative Class	(17,598)	(25,150)
Advisor Class	(3,897)	(1,905)
From net realized capital gains
Institutional Class	(178)	(2,645)
Administrative Class	(3,924)	(38,772)
Advisor Class	(899)	(8,065)

Total Distributions	(27,469)	(78,329)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	395,699	(40,071)

Total Increase (Decrease) in Net Assets	436,632	(35,210)

Net Assets:
Beginning of year	1,135,966	1,171,176
End of year*	$1,572,598	$1,135,966

*Including undistributed net investment income of:	$4,205	$5,729

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Ford Motor Co.
3.290% due 12/15/2013	$1,500	$1,496

Georgia-Pacific Corp.
2.302% due 12/21/2012	708	708
2.303% due 12/21/2012	20	20

HCA, Inc.
2.553% due 11/17/2013	1,000	992

Total Bank Loan Obligations (Cost $3,124)		3,216

CORPORATE BONDS & NOTES 35.5%

BANKING & FINANCE 21.4%

AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	4,800	5,337

Ally Financial, Inc.
5.375% due 06/06/2011	8,300	8,393
6.000% due 12/15/2011	900	924
6.000% due 05/23/2012	500	517
6.625% due 05/15/2012	1,465	1,511
6.875% due 09/15/2011	3,700	3,816
6.875% due 08/28/2012	900	939
7.000% due 02/01/2012	1,000	1,045

American Express Centurion Bank
5.550% due 10/17/2012	3,700	3,959

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	3,500	3,613

American General Finance Corp.
4.000% due 03/15/2011	2,500	2,494
5.625% due 08/17/2011	900	890

American International Group, Inc.
4.250% due 05/15/2013	5,400	5,601
4.950% due 03/20/2012	1,600	1,654

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,102

Banco do Brasil S.A.
4.500% due 01/22/2015	800	836

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,632

Banco Santander Chile
1.539% due 04/20/2012	2,300	2,300
2.875% due 11/13/2012	4,500	4,526
3.750% due 09/22/2015	2,900	2,906

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	2,200	2,296

BPCE S.A.
2.375% due 10/04/2013	400	399

BRFkredit A/S
0.539% due 04/15/2013	4,200	4,202

CIT Group, Inc.
7.000% due 05/01/2014	700	709

Citibank N.A.
1.750% due 12/28/2012	400	408

Citigroup Funding, Inc.
1.875% due 10/22/2012	600	612

Citigroup, Inc.
5.500% due 04/11/2013	7,100	7,564
5.625% due 08/27/2012	2,800	2,939

Commonwealth Bank of Australia
0.709% due 07/12/2013	13,100	13,133

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.200% due 05/13/2014	2,000	2,129

Countrywide Financial Corp.
5.800% due 06/07/2012	5,700	5,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DanFin Funding Ltd.
0.989% due 07/16/2013		$9,700	$9,696

Deutsche Bank Capital Funding Trust I
3.273% due 12/29/2049		14,600	10,658

Dexia Credit Local S.A.
0.703% due 03/05/2013		9,100	9,075
0.768% due 04/29/2014		4,200	4,188

FIH Erhvervsbank A/S
0.672% due 06/13/2013		15,700	15,696

First Horizon National Corp.
5.375% due 12/15/2015		1,400	1,415

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		3,900	3,939
7.000% due 10/01/2013		50	54
7.375% due 02/01/2011		100	100
7.500% due 08/01/2012		10,600	11,274
7.800% due 06/01/2012		600	638

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	547

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$5,850	7,005
10.500% due 03/25/2014		3,800	4,546

General Electric Capital Corp.
0.490% due 01/08/2016		200	189
2.625% due 12/28/2012		500	519

Golden West Financial Corp.
4.750% due 10/01/2012		600	635

Goldman Sachs Group, Inc.
1.393% due 01/30/2017	EUR	7,900	9,706

HCP, Inc.
6.450% due 06/25/2012		$13,675	14,432

ING Bank NV
3.900% due 03/19/2014		1,100	1,183

International Lease Finance Corp.
5.400% due 02/15/2012		6,400	6,496
5.550% due 09/05/2012		8,300	8,435
6.375% due 03/25/2013		2,900	2,987
6.500% due 09/01/2014		11,200	11,928
6.625% due 11/15/2013		1,805	1,852

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		1,000	234
5.625% due 01/24/2013 (a)		1,700	425

Lloyds TSB Bank PLC
12.000% due 12/29/2049		6,000	6,557

Merrill Lynch & Co., Inc.
6.050% due 08/15/2012		5,300	5,614

Metropolitan Life Global Funding I
0.552% due 03/15/2012		425	425
0.689% due 07/13/2011		6,900	6,909

PNC Preferred Funding Trust I
6.517% due 03/29/2049		1,100	874

Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,298
5.000% due 07/21/2020		5,000	4,995

Regions Financial Corp.
6.375% due 05/15/2012		15,515	15,811

Royal Bank of Scotland Group PLC
0.569% due 10/14/2016		400	331
0.686% due 04/08/2011		2,300	2,301
1.450% due 10/20/2011		11,100	11,165
3.000% due 12/09/2011		1,900	1,940
6.375% due 02/01/2011		3,300	3,311
7.640% due 03/29/2049		4,500	3,015

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		5,100	5,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
0.502% due 03/15/2011		$2,500	$2,491
1.356% due 06/17/2013	EUR	1,100	1,318
3.125% due 09/17/2012		3,200	4,173

SunTrust Bank
1.134% due 12/20/2011		1,400	1,818
6.375% due 04/01/2011		$2,400	2,430

UBS AG
1.384% due 02/23/2012		2,300	2,320

Waha Aerospace BV
3.925% due 07/28/2020		5,600	5,657

Wells Fargo & Co.
7.980% due 03/29/2049		3,500	3,710

Westpac Banking Corp.
2.250% due 11/19/2012		6,900	7,063

			335,806

INDUSTRIALS 9.7%

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,438

Charter Communications Operating LLC
8.000% due 04/30/2012		600	633

Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,089
9.500% due 02/15/2015		300	340

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,945

Cox Communications, Inc.
4.625% due 06/01/2013		1,675	1,794
7.125% due 10/01/2012		8,000	8,777

CVS Caremark Corp.
5.750% due 08/15/2011		2,800	2,887

Daimler Finance North America LLC
5.750% due 09/08/2011		12,200	12,608
7.300% due 01/15/2012		7,300	7,758
7.750% due 01/18/2011		4,400	4,410

Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,611

Devon Financing Corp. ULC
6.875% due 09/30/2011		4,625	4,833

Dow Chemical Co.
6.000% due 10/01/2012		2,272	2,449

El Paso Corp.
7.000% due 05/15/2011		1,100	1,124

EOG Resources, Inc.
1.034% due 02/03/2014		6,600	6,612

Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,756

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		200	227

Gazprom Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,760

General Mills, Inc.
5.250% due 08/15/2013		3,500	3,849

Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,466

Kraft Foods, Inc.
2.625% due 05/08/2013		8,100	8,335
5.625% due 11/01/2011		644	669
6.250% due 06/01/2012		1,096	1,173

MeadWestvaco Corp.
6.850% due 04/01/2012		1,600	1,693

Noble Group Ltd.
6.750% due 01/29/2020		5,000	5,557

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pearson Dollar Finance PLC
5.500% due 05/06/2013		$7,000	$7,553

Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	173

Reynolds American, Inc.
7.250% due 06/01/2012		$2,300	2,460

Rio Tinto Alcan, Inc.
4.875% due 09/15/2012		5,000	5,287

Rogers Communications, Inc.
7.250% due 12/15/2012		1,351	1,506

Shell International Finance BV
3.100% due 06/28/2015		5,500	5,654

Time Warner Cable, Inc.
5.400% due 07/02/2012		10,073	10,698
6.200% due 07/01/2013		3,000	3,334

Time Warner, Inc.
3.150% due 07/15/2015		2,200	2,238

WM Wrigley Jr. Co.
3.050% due 06/28/2013		500	511

Wyeth
5.500% due 03/15/2013		4,000	4,376

			152,583

UTILITIES 4.4%

BP Capital Markets PLC
2.750% due 02/27/2012		4,900	4,961

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	794

Commonwealth Edison Co.
5.400% due 12/15/2011		10,000	10,433

Dominion Resources, Inc.
5.000% due 03/15/2013		3,000	3,224

El Paso Performance-Linked Trust
7.750% due 07/15/2011		1,300	1,337

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012		3,200	3,497

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		4,000	4,336

NGPL PipeCo LLC
6.514% due 12/15/2012		4,000	4,319

NRG Energy, Inc.
8.250% due 09/01/2020		1,900	1,957

Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,197
5.000% due 10/19/2025		2,100	1,911

Qwest Corp.
3.552% due 06/15/2013		8,800	9,240
7.875% due 09/01/2011		5,800	5,988
8.875% due 03/15/2012		11,000	11,921

Vodafone Group PLC
5.350% due 02/27/2012		3,054	3,203

			69,318

Total Corporate Bonds & Notes (Cost $553,573)			557,707

CONVERTIBLE BONDS & NOTES 2.6%

BANKING & FINANCE 0.1%

National City Corp.
4.000% due 02/01/2011		800	805

INDUSTRIALS 2.5%

Amgen, Inc.
0.125% due 02/01/2011		9,400	9,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medtronic, Inc.
1.500% due 04/15/2011	$19,400	$19,497

Transocean, Inc.
1.500% due 12/15/2037	11,000	10,890

		39,822

Total Convertible Bonds & Notes (Cost $39,814)		40,627

MUNICIPAL BONDS & NOTES 0.6%

ILLINOIS 0.4%

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,800	5,820

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	3,300	3,308

Total Municipal Bonds & Notes (Cost $9,100)		9,128

U.S. GOVERNMENT AGENCIES 38.6%

Fannie Mae
0.321% due 12/25/2036 - 07/25/2037	1,603	1,582
0.500% due 10/30/2012	2,400	2,390
0.571% due 04/25/2037	1,052	1,055
0.611% due 07/25/2037 - 03/25/2044	6,456	6,473
0.625% due 09/24/2012 (d)(g)	17,300	17,325
0.661% due 05/25/2031 - 11/25/2032	1,319	1,322
0.750% due 12/18/2013	3,000	2,969
0.781% due 12/25/2022	155	156
0.850% due 08/17/2012	2,500	2,501
1.001% due 03/25/2040	9,420	9,529
1.081% due 04/25/2023	170	173
1.125% due 09/30/2013	8,500	8,524
1.131% due 02/25/2023	9	9
1.181% due 05/25/2022 - 06/17/2027	94	96
1.250% due 06/22/2012	12,900	13,040
1.530% due 07/01/2042 - 06/01/2043	676	677
1.580% due 09/01/2041	396	399
1.625% due 10/26/2015	300	293
1.730% due 09/01/2040	3	3
2.298% due 11/01/2035	134	138
2.701% due 09/01/2035	561	587
2.775% due 07/01/2035	182	191
3.000% due 09/16/2014	1,400	1,476
3.500% due 01/01/2041	9,000	8,607
4.000% due 08/01/2039 - 01/01/2041	16,191	16,127
4.125% due 04/15/2014	4,300	4,693
4.500% due 05/01/2024 - 02/01/2041	232,554	238,842
4.617% due 12/01/2036	48	50
4.625% due 10/15/2013	2,500	2,746
4.829% due 09/01/2034	40	42
5.000% due 04/25/2033 - 01/01/2041	83,138	87,419
5.500% due 05/01/2025 - 01/01/2041	41,594	44,739
6.000% due 03/01/2017 - 01/01/2039	29,195	31,780
6.465% due 12/25/2042	14	17
6.500% due 04/01/2036 - 05/01/2040	26,989	30,042

FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037	12,266	12,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FDIC Structured Sale Guaranteed Notes
0.000% due 10/25/2011	$2,600	$2,586

Federal Housing Administration
7.430% due 10/01/2020	7	6

Freddie Mac
0.301% due 12/25/2036	1,992	1,980
0.410% due 07/15/2019 - 08/15/2019	3,834	3,829
0.515% due 11/26/2012	100	100
0.521% due 08/25/2031	237	231
0.560% due 05/15/2036	734	734
0.610% due 12/15/2030	131	131
0.660% due 06/15/2018	81	81
1.542% due 02/25/2045	499	493
1.750% due 06/15/2012	12,900	13,132
2.800% due 07/01/2035	412	430
3.000% due 07/28/2014	100	105
3.500% due 01/01/2041	1,000	954
4.500% due 01/15/2014 - 01/01/2041	19,523	20,342
5.000% due 07/15/2014	7,700	8,638
5.500% due 08/15/2030 - 02/01/2040	3,470	3,703
6.000% due 09/01/2016 - 05/01/2040	1,007	1,093
6.500% due 07/25/2043	107	123

Small Business Administration
5.600% due 09/01/2028	838	905

Total U.S. Government Agencies (Cost $608,403)		607,751

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
0.375% due 09/30/2012 (g)	481	480
0.500% due 11/30/2012 (d)	1,734	1,732
0.625% due 12/31/2012	800	801
1.375% due 11/30/2015 (d)(g)	1,803	1,752

Total U.S. Treasury Obligations (Cost $4,811)		4,765

MORTGAGE-BACKED SECURITIES 9.8%

Adjustable Rate Mortgage Trust
2.996% due 09/25/2035	1,701	1,296

American Home Mortgage Investment Trust
2.261% due 02/25/2045	288	259
2.264% due 10/25/2034	699	620

Arkle Master Issuer PLC
0.374% due 02/17/2052	30,200	29,912

Banc of America Funding Corp.
5.893% due 01/20/2047	1,083	787

Banc of America Mortgage Securities, Inc.
2.767% due 07/25/2034	2,067	1,916
2.959% due 05/25/2033	920	900
6.500% due 10/25/2031	26	27

Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 08/25/2035	4,126	3,912
2.850% due 04/25/2033	10	10
2.926% due 01/25/2034	48	48
2.934% due 03/25/2035	4,456	4,273
2.941% due 08/25/2035	672	490
2.960% due 07/25/2034	685	523
3.102% due 02/25/2033	2	2
4.995% due 01/25/2035	488	458
5.489% due 04/25/2033	19	19

Bear Stearns Alt-A Trust
0.421% due 02/25/2034	774	618

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	411
5.471% due 01/12/2045	1,200	1,283

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	$25	$25

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	1,547	1,015
5.339% due 12/26/2046	856	602

Citigroup Mortgage Loan Trust, Inc.
2.820% due 12/25/2035	374	343
2.930% due 08/25/2035	1,745	927

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	3,760

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	873	508
6.000% due 10/25/2033	35	35

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	2,142	1,867
3.121% due 11/25/2034	1,263	1,026
5.250% due 02/20/2036	788	527

Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	2	2
2.528% due 07/25/2033	8,365	7,759

Credit Suisse Mortgage Capital Certificates
0.330% due 02/15/2022	3,351	3,175
5.659% due 03/15/2039	400	421

CW Capital Cobalt Ltd.
5.334% due 04/15/2047	2,461	2,542

FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	5,500	5,497

First Horizon Alternative Mortgage Securities
2.545% due 09/25/2034	2,293	2,132

First Horizon Asset Securities, Inc.
2.924% due 08/25/2035	713	583

GMAC Mortgage Corp. Loan Trust
3.162% due 11/19/2035	384	336

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	12,328	12,140

Granite Master Issuer PLC
0.401% due 12/20/2054	8,148	7,585

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	296	274
0.341% due 01/25/2047	348	333

Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	2,435	2,099

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	211
5.444% due 03/10/2039	1,900	2,005

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	1,815	1,772

GSR Mortgage Loan Trust
2.825% due 09/25/2035	1,832	1,758

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	193	127
2.960% due 07/19/2035	1,059	847

Impac CMB Trust
1.261% due 07/25/2033	334	299

Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034	528	390

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	625
5.882% due 02/15/2051	1,300	1,379

JPMorgan Mortgage Trust
5.036% due 02/25/2035	508	509
5.750% due 01/25/2036	95	86

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset Securitization Trust
5.500% due 09/25/2033	$35	$36

Mellon Residential Funding Corp.
0.740% due 06/15/2030	269	263

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	2,758

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	578	448

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	442	397
1.254% due 10/25/2035	266	231
1.820% due 01/25/2029	41	40
4.250% due 10/25/2035	1,249	1,077

Morgan Stanley Capital I
0.321% due 10/15/2020	1,603	1,541
5.809% due 12/12/2049	300	321

Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	700	750

Prime Mortgage Trust
0.661% due 02/25/2019	5	5
0.661% due 02/25/2034	29	26

Residential Funding Mortgage Securities I
3.274% due 09/25/2035	1,576	1,152

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	95	97

Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	436	255
2.633% due 01/25/2035	1,551	1,252
2.714% due 08/25/2035	467	379
2.737% due 08/25/2034	818	778
2.770% due 02/25/2034	604	575

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	346	347
0.511% due 07/19/2035	1,192	1,116
0.541% due 02/25/2036	273	166
0.921% due 09/19/2032	9	8

Structured Asset Securities Corp.
2.856% due 10/25/2035	533	429

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	610	602
0.381% due 10/25/2046	1,921	1,905

UBS Commercial Mortgage Trust
1.160% due 07/15/2024	2,891	2,723

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	2,125	1,988
0.351% due 09/15/2021	6,170	6,013

WaMu Mortgage Pass-Through Certificates
0.531% due 12/25/2045	235	203
0.551% due 10/25/2045	1,352	1,150
1.058% due 01/25/2047	558	374
1.528% due 11/25/2042	100	89
1.538% due 05/25/2041	51	49
1.728% due 06/25/2042	58	49
1.728% due 08/25/2042	253	230
2.904% due 02/27/2034	45	46
3.154% due 09/25/2046	753	568

Wells Fargo Mortgage-Backed Securities Trust
2.844% due 06/25/2035	4,416	4,259
2.888% due 10/25/2035	1,620	1,507
3.425% due 03/25/2036	872	776
4.902% due 09/25/2035	1,970	1,943
4.911% due 01/25/2035	1,246	1,258
4.967% due 12/25/2034	854	839

Total Mortgage-Backed Securities (Cost $159,517)		154,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.4%

ACE Securities Corp.
0.321% due 10/25/2036		$145	$51

AMMC CDO
0.539% due 08/08/2017		3,500	3,309

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		13	12

Asset-Backed Funding Certificates
0.321% due 01/25/2037		59	58

Asset-Backed Securities Corp. Home Equity
0.536% due 09/25/2034		286	260
1.910% due 03/15/2032		203	163

Atrium CDO Corp.
0.718% due 06/27/2015		5,414	5,147

Bear Stearns Asset-Backed Securities Trust
1.261% due 10/25/2037		3,594	2,384

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		216	214
0.311% due 06/25/2047		759	748
0.331% due 06/25/2047		134	132
0.341% due 06/25/2037		42	41
0.371% due 10/25/2046		22	22
0.521% due 05/25/2036		2,500	2,174
0.741% due 12/25/2031		43	23

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		9	8

Equity One ABS, Inc.
0.821% due 11/25/2032		13	12

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		158	156

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		80	80

GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036		19	7

HSBC Home Equity Loan Trust
0.551% due 01/20/2034		1,658	1,514

Landmark CDO Ltd.
0.759% due 01/15/2016		2,582	2,453

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		34	28

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		6	6

Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		1,028	1,007

Navigator CDO Ltd.
1.136% due 11/15/2015		3,969	3,831

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		3,000	3,023

SLM Student Loan Trust
1.105% due 10/25/2023	EUR	5,500	6,838
1.910% due 12/15/2017		$3,758	3,760

Structured Asset Securities Corp.
0.311% due 10/25/2036		82	82

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		5	5

Total Asset-Backed Securities (Cost $39,588)			37,548

SOVEREIGN ISSUES 3.7%

Brazil Government International Bond
7.875% due 03/07/2015		900	1,080

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	223	$132
10.000% due 01/01/2017		4,500	2,486

Canada Government International Bond
1.500% due 12/01/2012	CAD	25,400	25,465

Canada Housing Trust No. 1
2.450% due 12/15/2015		22,000	21,893

Korea Development Bank
3.250% due 03/09/2016		$5,300	5,166

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		1,000	1,003
2.125% due 05/20/2012	EUR	700	949

Total Sovereign Issues (Cost $56,718)			58,174

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Bank of America Corp.
7.250% due 12/31/2049		1,339	1,281

Wells Fargo & Co.
7.500% due 12/31/2049		7,463	7,467

			8,748

CONSUMER DISCRETIONARY 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		4,000	33

Total Convertible Preferred Securities (Cost $7,136)			8,781

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

DG Funding Trust
0.681% due 03/06/2032		420	3,206

	SHARES	MARKET VALUE (000S)

Farm Credit Bank
10.000% due 03/06/2032	1,900	$2,053

Total Preferred Securities (Cost $6,419)		5,259

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.6%

CERTIFICATES OF DEPOSIT 1.4%

Bank of Nova Scotia
0.589% due 10/18/2012	$4,600	4,607

Intesa Sanpaolo SpA
2.375% due 12/21/2012	7,200	7,230

Itau Unibanco S.A.
1.300% due 03/14/2011	3,400	3,407
1.450% due 06/13/2011	3,300	3,317
1.700% due 09/12/2011	3,400	3,428

		21,989

CORPORATE BONDS & NOTES 1.1%

BellSouth Corp.
4.295% due 04/26/2021	5,400	5,465

Pacific Gas & Electric Co.
0.869% due 10/11/2011	12,500	12,498

		17,963

REPURCHASE AGREEMENTS 0.5%

Barclays Capital, Inc.
0.250% due 01/03/2011	3,000	3,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $3,080. Repurchase proceeds are $3,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	$1,900	$1,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.375% due 11/15/2019 valued at $1,951. Repurchase proceeds are $1,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	3,503	3,503
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $3,575. Repurchase proceeds are $3,503.)

		8,403

U.S. TREASURY BILLS 0.3%
0.169% due 01/06/2011 - 06/16/2011 (b)(d)(e)	4,020	4,018

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 20.3%
	31,920,432	319,715

Total Short-Term Instruments (Cost $371,993)		372,088

Total Investments 118.2% (Cost $1,860,196)		$1,859,347

Written Options (i) (0.3%) (Premiums $3,182)		(4,509)

Other Assets and Liabilities (Net) (17.9%)		(282,240)

Net Assets 100.0%		$1,572,598

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $2,099 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $3,878 has been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $40,730 at a weighted average interest rate of 0.062%. On December 31, 2010, there were no open repurchase agreements.
(g)	Securities with an aggregate market value of $2,674 and cash of $12 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	173	$(36)
90-Day Eurodollar December Futures	Long	12/2012	98	(173)
90-Day Eurodollar June Futures	Long	06/2011	168	74
90-Day Eurodollar June Futures	Long	06/2012	237	(182)
90-Day Eurodollar June Futures	Long	06/2013	8	(11)
90-Day Eurodollar March Futures	Long	03/2011	1,606	233
90-Day Eurodollar March Futures	Long	03/2012	275	(132)
90-Day Eurodollar March Futures	Long	03/2013	63	(121)
90-Day Eurodollar September Futures	Long	09/2011	64	39
90-Day Eurodollar September Futures	Long	09/2012	242	(346)
90-Day Eurodollar September Futures	Long	09/2013	30	(71)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	7	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	7	(7)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	8	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	7	(9)

				$(752)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(h)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.773%	$300	$1	$(1)	$2
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.292%	1,100	(15)	(14)	(1)
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%	5,100	(12)	(39)	27
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%	1,000	(2)	(15)	13
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%	1,000	(2)	(10)	8
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%	400	(1)	(4)	3
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%	500	(1)	(5)	4
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%	3,500	5	(23)	28
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%	100	0	(1)	1
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%	700	1	(4)	5
Citigroup, Inc.	JPM	1.000%	03/20/2011	0.538%	1,600	2	(10)	12
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	0.917%	2,600	11	1	10
France Government Bond	CITI	0.250%	12/20/2015	1.062%	2,600	(99)	(68)	(31)
France Government Bond	GSC	0.250%	12/20/2015	1.062%	5,100	(194)	(137)	(57)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.860%	11/20/2011	0.935%	2,600	1	0	1
General Electric Capital Corp.	BNP	0.780%	03/20/2011	0.529%	900	1	0	1
General Electric Capital Corp.	BNP	1.250%	03/20/2013	0.935%	700	5	0	5
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.079%	2,200	190	0	190
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%	1,600	154	0	154
General Electric Capital Corp.	DUB	0.800%	06/20/2011	0.529%	4,300	7	0	7
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%	600	5	0	5
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.079%	2,400	224	0	224
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.079%	1,900	215	0	215
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.357%	100	(2)	(6)	4
Indonesia Government International Bond	CITI	1.000%	06/20/2011	0.376%	1,650	6	1	5
Indonesia Government International Bond	HSBC	1.000%	06/20/2011	0.376%	550	1	0	1
Indonesia Government International Bond	MSC	1.000%	06/20/2011	0.376%	1,650	5	4	1
Indonesia Government International Bond	RBS	1.000%	06/20/2011	0.376%	1,650	5	3	2
Japan Government International Bond	BCLY	1.000%	06/20/2015	0.628%	2,400	39	37	2
Japan Government International Bond	BCLY	1.000%	12/20/2015	0.691%	1,400	22	25	(3)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.718%	4,400	64	59	5
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%	1,400	21	24	(3)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%	5,900	86	82	4
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%	100	2	1	1
Japan Government International Bond	DUB	1.000%	09/20/2015	0.661%	9,000	143	149	(6)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.590%	4,200	72	40	32
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%	600	10	7	3
Japan Government International Bond	MSC	1.000%	12/20/2015	0.691%	1,500	23	26	(3)
Japan Government International Bond	UBS	1.000%	12/20/2015	0.691%	1,400	21	22	(1)
Mexico Government International Bond	BCLY	1.000%	09/20/2015	1.080%	5,100	(16)	(39)	23
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%	1,900	(5)	(17)	12
South Korea Government Bond	HSBC	1.000%	12/20/2015	0.934%	2,600	9	21	(12)
South Korea Government Bond	MSC	1.000%	12/20/2015	0.934%	2,900	10	(4)	14
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.637%	1,400	21	8	13
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.637%	1,200	18	8	10
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%	200	3	1	2
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.637%	2,600	40	16	24
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	4,500	69	24	45

						$1,163	$162	$1,001

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$	1,900	$226	$190	$36
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014		1,000	119	100	19
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		12,200	1,566	1,439	127
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		400	51	50	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		6,100	783	678	105
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	64	56	8
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		8,300	1,065	966	99
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		1,500	208	190	18
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,800	249	235	14
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	28	25	3
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		800	110	104	6
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		3,700	512	481	31
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		7,600	239	38	201
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		7,100	223	(53)	276
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		600	19	(3)	22
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		400	13	(2)	15

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$	4,815	$21	$0	$21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		1,059	5	0	5
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		22,200	163	(65)	228
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		1,000	7	(5)	12
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		2,200	16	(13)	29
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015		1,100	8	(5)	13
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		2,400	18	(12)	30
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		8,198	101	0	101
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		193	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		386	4	0	4

						$5,820	$4,394	$1,426

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC	BRL	2,400	$13	$4	$9
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		6,600	34	9	25
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		4,900	39	20	19
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		16,700	134	34	100
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	9	0	9
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		2,300	8	0	8
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		11,100	37	(5)	42
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		400	3	2	1
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		2,200	14	4	10
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	3,630	(55)	3,685
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		1,000	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,600	7	(2)	9
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		7,100	31	1	30
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		3,400	15	1	14
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		14,800	54	32	22
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		2,400	0	3	(3)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,600	1	3	(2)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		2,200	12	3	9
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,000	19	0	19
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		1,100	7	3	4
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,300	19	8	11
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		11,300	112	11	101
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		8,900	67	28	39
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		23,500	207	23	184
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		2,300	1	0	1
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		2,500	11	11	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		1,100	8	0	8
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		2,500	21	0	21
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,200	11	3	8
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		600	8	3	5
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		600	8	4	4
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BNP		11,800	122	0	122
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		600	9	4	5
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	16,900	225	0	225

							$4,900	$152	$4,748

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(i)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise P rice	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	52	$21	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	78	31	44
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	52	26	193
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	78	52	33

				$130	$271

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	19,600	$40	$95
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,400	129	209
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800	12	25
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		62,000	537	841
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,500	49	69
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		26,500	254	334
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,300	168	193
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		23,500	244	354
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,300	90	105
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,300	88	117
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,200	178	275
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,600	239	373
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,800	292	360
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900	98	119
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		3,900	54	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		1,900	26	28
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		2,000	28	30

								$2,526	$3,585

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$	8,400	$18	$17
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		8,400	23	8
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		3,000	5	2
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011		3,300	7	14
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011		3,300	19	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	3,400	13	2
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		3,300	10	8
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		3,300	26	6
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		5,600	21	4

							$142	$63

Straddle Options
Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	9,800	$52	$79
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		9,100	46	74
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		17,100	189	288
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		8,900	97	149

						$384	$590

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	265	$168,100	EUR	2,000	$1,674
Sales	696	854,100		99,600	6,130
Closing Buys	(627)	(548,800)		(86,000)	(3,955)
Expirations	0	(36,100)		0	(222)
Exercised	(74)	(107,500)		0	(445)

Balance at 12/31/2010	260	$329,800	EUR	15,600	$3,182

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(j)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$9,000	$8,513	$8,598
Fannie Mae	4.000%	01/01/2041	5,000	4,935	4,975
Fannie Mae	6.000%	01/01/2041	4,000	4,342	4,348
Freddie Mac	3.500%	01/01/2041	1,000	944	953

				$18,734	$18,874

(k)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	600	01/2011	BNP	$19	$0	$19
Buy		3,424	01/2011	CSFB	237	0	237
Buy	BRL	34,841	03/2011	CITI	292	0	292
Buy		186	09/2011	BOA	6	0	6
Buy	CAD	1,210	02/2011	BNP	29	0	29
Buy		1,406	02/2011	BOA	25	0	25
Sell		7,217	02/2011	DUB	0	(86)	(86)
Buy		426	02/2011	MSC	8	0	8
Buy	CNY	580	11/2011	BCLY	0	0	0
Buy		3,488	11/2011	CITI	3	0	3
Buy		17,558	11/2011	HSBC	0	(17)	(17)
Buy		18,666	11/2011	JPM	0	(12)	(12)
Buy		20,903	02/2012	BCLY	0	(16)	(16)
Sell	EUR	464	01/2011	BCLY	0	(10)	(10)
Sell		600	01/2011	BNP	0	(12)	(12)
Sell		696	01/2011	BOA	0	(15)	(15)
Sell		18,394	01/2011	CITI	851	(14)	837
Sell		996	01/2011	CSFB	3	(5)	(2)
Sell		2,771	01/2011	MSC	35	(41)	(6)
Sell		529	01/2011	RBC	0	(6)	(6)
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		706	01/2011	UBS	0	(13)	(13)
Sell	GBP	299	03/2011	BCLY	0	0	0
Sell		299	03/2011	DUB	0	0	0
Sell		199	03/2011	RBS	1	0	1
Buy	IDR	9,443,071	04/2011	CITI	0	0	0
Buy		1,846,000	04/2011	JPM	4	0	4
Buy		2,739,000	04/2011	MSC	2	0	2
Buy		8,967,000	07/2011	CITI	0	(4)	(4)
Buy		1,142,900	07/2011	HSBC	2	0	2
Buy		4,679,000	07/2011	JPM	1	0	1
Buy		9,073,000	10/2011	DUB	0	(1)	(1)
Buy		19,155,525	10/2011	RBS	0	(12)	(12)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		25,000	01/2011	BCLY	0	(9)	(9)
Buy		36,384	01/2011	CITI	13	0	13
Sell		36,000	01/2011	JPM	0	(17)	(17)
Sell		21,044	01/2011	RBS	0	(6)	(6)
Buy		15,290	03/2011	BCLY	1	0	1
Buy		29,044	03/2011	RBS	6	0	6
Buy		25,000	05/2011	BCLY	9	0	9
Buy		9,290	05/2011	BOA	4	0	4
Buy		36,000	05/2011	JPM	17	0	17
Buy	JPY	33,060	01/2011	BCLY	10	0	10
Buy		105,972	01/2011	CITI	32	0	32
Buy		206,899	01/2011	CSFB	87	0	87
Sell		249,435	01/2011	GSC	0	(109)	(109)
Buy		27,596	01/2011	JPM	6	0	6
Buy		57,840	01/2011	MSC	5	0	5
Buy		50,322	01/2011	RBC	19	0	19
Sell		148,473	01/2011	RBC	0	(66)	(66)
Buy		7,505	01/2011	RBS	3	0	3
Sell		296,947	01/2011	RBS	0	(125)	(125)
Buy		107,990	01/2011	UBS	24	0	24
Buy	KRW	230,820	01/2011	CITI	4	0	4
Buy		691,460	01/2011	JPM	11	0	11
Sell		5,131,004	01/2011	JPM	0	(90)	(90)
Buy		4,208,724	01/2011	MSC	26	(7)	19
Buy		315,600	05/2011	BCLY	0	(3)	(3)
Buy		341,490	05/2011	BOA	2	0	2

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,794,160	05/2011	CITI	$2	$(11)	$(9)
Buy		185,785	05/2011	GSC	0	(1)	(1)
Buy		402,500	05/2011	HSBC	3	(1)	2
Buy		6,893,704	05/2011	JPM	116	(4)	112
Buy		1,122,130	05/2011	MSC	0	(8)	(8)
Buy		347,000	05/2011	RBS	0	0	0
Buy		348,450	05/2011	UBS	8	0	8
Buy	MXN	26,819	02/2011	BCLY	64	0	64
Buy		38,036	02/2011	BOA	105	0	105
Buy		18,739	02/2011	CITI	15	(3)	12
Buy		7,555	02/2011	JPM	10	0	10
Buy		76,498	02/2011	MSC	75	(3)	72
Buy		21,226	02/2011	UBS	13	0	13
Buy	MYR	1,850	02/2011	BCLY	8	0	8
Buy		650	02/2011	CITI	3	0	3
Buy		1,140	02/2011	DUB	5	0	5
Buy		620	02/2011	HSBC	3	0	3
Buy		2,080	02/2011	JPM	8	0	8
Buy		610	02/2011	RBS	2	0	2
Buy	PHP	17,646	02/2011	CITI	6	0	6
Buy		8,812	02/2011	JPM	3	0	3
Buy		4,248	04/2011	BCLY	0	(2)	(2)
Buy		8,800	04/2011	BOA	3	0	3
Buy		12,997	04/2011	CITI	1	(1)	0
Buy		13,018	04/2011	JPM	2	(2)	0
Buy		84,599	06/2011	BCLY	51	0	51
Buy		4,000	06/2011	BOA	0	(1)	(1)
Buy		46,796	06/2011	CITI	5	(9)	(4)
Buy		12,276	06/2011	DUB	2	0	2
Buy		5,977	06/2011	HSBC	1	0	1
Buy		43,465	06/2011	JPM	17	(1)	16
Buy		50,354	11/2011	CITI	11	(2)	9
Buy		6,608	11/2011	DUB	2	0	2
Buy		13,176	11/2011	GSC	3	0	3
Buy		26,314	11/2011	JPM	7	(1)	6
Buy	SGD	920	01/2011	JPM	17	0	17
Sell		920	01/2011	RBS	0	(18)	(18)
Buy		128	02/2011	CITI	0	0	0
Buy		783	02/2011	HSBC	10	0	10
Buy		131	02/2011	MSC	2	0	2
Buy		264	03/2011	CITI	6	0	6
Buy		257	03/2011	GSC	0	0	0
Buy		1,181	03/2011	HSBC	20	0	20
Buy		517	03/2011	JPM	3	0	3
Buy		132	03/2011	MSC	3	0	3
Buy		257	06/2011	CITI	0	0	0
Buy		1,465	06/2011	DUB	18	0	18
Buy		1,361	06/2011	GSC	11	0	11
Buy		972	06/2011	JPM	8	0	8
Buy		920	06/2011	RBS	18	0	18
Buy	TRY	590	01/2011	BCLY	0	(19)	(19)
Buy		303	01/2011	CITI	0	(4)	(4)
Buy		302	01/2011	CSFB	0	(5)	(5)
Buy		2,233	01/2011	HSBC	0	(58)	(58)
Buy		1,789	01/2011	JPM	0	(45)	(45)
Buy		310	01/2011	MSC	0	0	0
Buy		311	01/2011	UBS	1	0	1
Buy	TWD	2,845	01/2011	DUB	6	0	6
Sell		8,720	01/2011	DUB	0	(9)	(9)
Buy		1,742	01/2011	JPM	5	0	5
Buy		2,681	01/2011	MSC	7	0	7
Buy		1,452	01/2011	UBS	4	0	4
Buy		6,639	04/2011	BOA	14	0	14
Buy		13,420	04/2011	DUB	23	0	23
Buy		6,813	04/2011	JPM	13	0	13
Buy	ZAR	1,457	01/2011	BCLY	20	0	20
Buy		26,842	01/2011	HSBC	228	0	228
Buy		2,820	01/2011	JPM	27	0	27
Buy		1,394	01/2011	MSC	11	0	11
Buy		1,394	04/2011	JPM	8	0	8
Buy		1,395	04/2011	MSC	8	0	8
Buy		1,520	09/2011	BCLY	23	0	23
Buy		760	09/2011	MSC	11	0	11
Buy		760	09/2011	UBS	11	0	11

					$2,907	$(905)	$2,002

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$3,216	$0	$3,216
Corporate Bonds & Notes
Banking & Finance	0	335,806	0	335,806
Industrials	0	152,583	0	152,583
Utilities	0	69,318	0	69,318
Convertible Bonds & Notes
Banking & Finance	0	805	0	805
Industrials	0	39,822	0	39,822
Municipal Bonds & Notes
Illinois	0	5,820	0	5,820
New Jersey	0	3,308	0	3,308
U.S. Government Agencies	0	595,601	12,150	607,751
U.S. Treasury Obligations	0	4,765	0	4,765
Mortgage-Backed Securities	0	148,806	5,497	154,303
Asset-Backed Securities	0	22,808	14,740	37,548
Sovereign Issues	0	58,174	0	58,174
Convertible Preferred Securities
Banking & Finance	8,748	0	0	8,748
Consumer Discretionary	0	33	0	33
Preferred Securities
Banking & Finance	0	2,053	3,206	5,259
Short-Term Instruments
Certificates of Deposit	0	21,989	0	21,989
Corporate Bonds & Notes	0	17,963	0	17,963

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Repurchase Agreements	$0	$8,403	$0	$8,403
U.S. Treasury Bills	0	4,018	0	4,018
PIMCO Short-Term Floating NAV Portfolio	319,715	0	0	319,715
	$328,463	$1,495,291	$35,593	$1,859,347

Short Sales, at value	$0	$(18,874)	$0	$(18,874)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,544	0	2,544
Foreign Exchange Contracts	0	2,907	0	2,907
Interest Rate Contracts	346	4,753	0	5,099
	$346	$10,204	$0	$10,550

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(181)	0	(181)
Foreign Exchange Contracts	0	(905)	0	(905)
Interest Rate Contracts	(1,098)	(3,860)	(590)	(5,548)
	$(1,098)	$(4,946)	$(590)	$(6,634)

Totals	$327,711	$1,481,675	$35,003	$1,844,389

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$5,891	$0	$0	$0	$0	$665	$0	$(6,556)	$0	$0
U.S. Government Agencies	7	13,700	(1,430)	0	0	(127)	0	0	12,150	(127)
Mortgage-Backed Securities	0	5,493	0	0	0	4	0	0	5,497	4
Asset-Backed Securities	8,754	8,100	(2,430)	38	59	219	0	0	14,740	148
Preferred Securities
Banking & Finance	3,727	0	0	0	0	(521)	0	0	3,206	(521)

	$18,379	$27,293	$(3,860)	$38	$59	$240	$0	$(6,556)	$35,593	$(496)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(384)	$0	$0	$(206)	$0	$0	$(590)	$(206)

Totals	$18,379	$27,293	$(4,244)	$38	$59	$34	$0	$(6,556)	$35,003	$(702)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$270	$0	$0	$0	$0	$270
Unrealized appreciation on foreign currency contracts	0	2,907	0	0	0	2,907
Unrealized appreciation on swap agreements	4,753	0	2,544	0	0	7,297

	$5,023	$2,907	$2,544	$0	$0	$10,474

Liabilities:
Written options outstanding	$4,446	$0	$63	$0	$0	$4,509
Unrealized depreciation on foreign currency contracts	0	905	0	0	0	905
Unrealized depreciation on swap agreements	5	0	117	0	0	122

	$4,451	$905	$180	$0	$0	$5,536

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$6,740	$221	$4,207	$0	$0	$11,168
Net realized gain on foreign currency transactions	0	317	0	0	0	317

	$6,740	$538	$4,207	$0	$0	$11,485

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(1,929)	$0	$1,504	$0	$0	$(425)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,803	0	0	0	1,803

	$(1,929)	$1,803	$1,504	$0	$0	$1,378

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(752) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

20	PIMCO Variable Insurance Trust

December 31, 2010

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

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subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and

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Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

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credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a

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specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 14,697	$72,502

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$ 283,220	$762,833	$(726,500)	$170		$(8)	$319,715	$1,333

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,820,681	$3,531,650	$736,670	$139,380

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

December 31, 2010

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	760	$7,884	3,275	$30,947
Administrative Class	57,827	597,893	46,012	468,845
Advisor Class	15,797	163,102	18,065	185,671
Issued as reinvestment of distributions
Institutional Class	111	1,151	438	4,437
Administrative Class	2,070	21,522	6,172	62,293
Advisor Class	462	4,796	979	9,970
Cost of shares redeemed
Institutional Class	(1,412)	(14,561)	(537)	(5,241)
Administrative Class	(29,346)	(303,093)	(82,215)	(788,755)
Advisor Class	(7,978)	(82,995)	(803)	(8,238)
Net increase (decrease) resulting from Portfolio share transactions	38,291	$395,699	(8,614)	$(40,071)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	99
Administrative Class	4	70
Advisor Class	3	91

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses (3)		Post-October Deferral (4)
$8,538	$—	$4,031		$(2,433)		$(25,113)		$(7,762)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017(5)	12/31/2018(5)
$—	$—	$—	$—	$—	$24,387	$726

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (6)
$1,861,501	$21,338		$(23,492)		$(2,154)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$27,469	$—	$—
12/31/2009	$56,450	$21,879	$—

(7)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	ULC	Unlimited Liability Corporation
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

5.10%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

34	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

36	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA47_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	32.7%
Corporate Bonds & Notes	30.0%
Short-Term Instruments	20.0%
Mortgage-Backed Securities	8.3%
Sovereign Issues	3.1%
Other	5.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/10/00)
PIMCO Low Duration Portfolio Institutional Class	5.45%	5.97%	5.03%	5.26%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	2.35%	4.17%	3.92%	4.26%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.51% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,025.01	$1,022.68
Expenses Paid During Period†	$2.55	$2.55

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above-index duration (or sensitivity to changes in market interest rates) during the latter part of the reporting period detracted from performance as interest rates rose during this period.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like-duration U.S. Treasuries during the reporting period.

»	Allocations to investment grade corporate securities added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to the high-yield sector added to returns as high-yield securities outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to local interest rates in Brazil, implemented via Brazilian zero coupon swaps, added to returns as interest rates fell in this country during the reporting period.

»

Exposure to a basket of emerging market currencies, including the Malaysian ringgit, the Mexican peso and the Brazilian real, benefited performance as these currencies appreciated versus the U.S. dollar during the reporting period.

»	Exposure to core European duration during the latter half of the reporting period detracted from returns as the three-year Bund yield rose during this period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$10.11	$9.68	$10.30	$10.06	$10.09
Net investment income (a)	0.15	0.31	0.42	0.49	0.44
Net realized/unrealized gain (loss) on investments	0.39	0.96	(0.45)	0.25	(0.03)
Total income (loss) from investment operations	0.54	1.27	(0.03)	0.74	0.41
Dividends from net investment income	(0.18)	(0.37)	(0.43)	(0.50)	(0.44)
Distributions from net realized capital gains	(0.03)	(0.47)	(0.16)	0.00	0.00
Total distributions	(0.21)	(0.84)	(0.59)	(0.50)	(0.44)
Net asset value end of year	$10.44	$10.11	$9.68	$10.30	$10.06
Total return	5.45%	13.49%	(0.27)%	7.52%	4.13%
Net assets end of year (000s)	$55,336	$59,060	$25,813	$30,612	$25,886
Ratio of expenses to average net assets	0.50%	0.51%	0.56%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.47%	3.07%	4.17%	4.86%	4.37%
Portfolio turnover rate	351%*	662%	293%	72%	200%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$1,531,229
Investments in Affiliates, at value	319,715
Repurchase agreements, at value	8,403
Cash	919
Deposits with counterparty	12
Foreign currency, at value	1,699
Receivable for investments sold	129,685
Receivable for Portfolio shares sold	28,612
Interest and dividends receivable	8,921
Dividends receivable from Affiliates	107
Variation margin receivable	270
Swap premiums paid	5,328
Unrealized appreciation on foreign currency contracts	2,907
Unrealized appreciation on swap agreements	7,297
2,045,104

Liabilities:
Payable for investments purchased	$435,006
Payable for investments in Affiliates purchased	107
Payable for Portfolio shares redeemed	510
Payable for short sales	18,874
Written options outstanding	4,509
Deposits from counterparty	10,941
Accrued related party fees	905
Swap premiums received	620
Unrealized depreciation on foreign currency contracts	905
Unrealized depreciation on swap agreements	122
Other liabilities	7
472,506

Net Assets	$1,572,598

Net Assets Consist of:
Paid in capital	$1,595,337
Undistributed net investment income	4,205
Accumulated undistributed net realized (loss)	(33,076)
Net unrealized appreciation	6,132
$1,572,598

Net Assets:
Institutional Class	$55,336
Administrative Class	1,238,086
Advisor Class	279,176

Shares Issued and Outstanding:
Institutional Class	5,301
Administrative Class	118,608
Advisor Class	26,745

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.44
Administrative Class	10.44
Advisor Class	10.44

Cost of Investments Owned	$1,532,006
Cost of Investments in Affiliates Owned	$319,787
Cost of Repurchase Agreements Owned	$8,403
Cost of Foreign Currency Held	$1,676
Proceeds Received on Short Sales	$18,734
Premiums Received on Written Options	$3,182

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$25,373
Dividends	732
Dividends from Affiliate investments	1,333
Miscellaneous income	1
Total Income	27,439

Expenses:
Investment advisory fees	3,449
Supervisory and administrative fees	3,449
Servicing fees – Administrative Class	1,607
Distribution and/or servicing fees – Advisor Class	633
Trustees' fees	22
Interest expense	25
Total Expenses	9,185

Net Investment Income	18,254

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	18,462
Net realized gain on Affiliate investments	170
Net realized gain on futures contracts, written options and swaps	11,168
Net realized gain on foreign currency transactions	106
Net change in unrealized appreciation on investments	18,840
Net change in unrealized (depreciation) on Affiliate investments	(8)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(425)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,835
Net Gain	50,148

Net Increase in Net Assets Resulting from Operations	$68,402

*Foreign tax withholdings	$7

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,254	$24,686
Net realized gain (loss)	29,736	(36,002)
Net realized gain on Affiliate investments	170	25
Net change in unrealized appreciation	20,250	94,545
Net change in unrealized (depreciation) on Affiliate investments	(8)	(64)
Net increase resulting from operations	68,402	83,190

Distributions to Shareholders:
From net investment income
Institutional Class	(973)	(1,792)
Administrative Class	(17,598)	(25,150)
Advisor Class	(3,897)	(1,905)
From net realized capital gains
Institutional Class	(178)	(2,645)
Administrative Class	(3,924)	(38,772)
Advisor Class	(899)	(8,065)

Total Distributions	(27,469)	(78,329)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	395,699	(40,071)

Total Increase (Decrease) in Net Assets	436,632	(35,210)

Net Assets:
Beginning of year	1,135,966	1,171,176
End of year*	$1,572,598	$1,135,966

*Including undistributed net investment income of:	$4,205	$5,729

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Ford Motor Co.
3.290% due 12/15/2013	$1,500	$1,496

Georgia-Pacific Corp.
2.302% due 12/21/2012	708	708
2.303% due 12/21/2012	20	20

HCA, Inc.
2.553% due 11/17/2013	1,000	992

Total Bank Loan Obligations (Cost $3,124)		3,216

CORPORATE BONDS & NOTES 35.5%

BANKING & FINANCE 21.4%

AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	4,800	5,337

Ally Financial, Inc.
5.375% due 06/06/2011	8,300	8,393
6.000% due 12/15/2011	900	924
6.000% due 05/23/2012	500	517
6.625% due 05/15/2012	1,465	1,511
6.875% due 09/15/2011	3,700	3,816
6.875% due 08/28/2012	900	939
7.000% due 02/01/2012	1,000	1,045

American Express Centurion Bank
5.550% due 10/17/2012	3,700	3,959

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	3,500	3,613

American General Finance Corp.
4.000% due 03/15/2011	2,500	2,494
5.625% due 08/17/2011	900	890

American International Group, Inc.
4.250% due 05/15/2013	5,400	5,601
4.950% due 03/20/2012	1,600	1,654

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,102

Banco do Brasil S.A.
4.500% due 01/22/2015	800	836

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,632

Banco Santander Chile
1.539% due 04/20/2012	2,300	2,300
2.875% due 11/13/2012	4,500	4,526
3.750% due 09/22/2015	2,900	2,906

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	2,200	2,296

BPCE S.A.
2.375% due 10/04/2013	400	399

BRFkredit A/S
0.539% due 04/15/2013	4,200	4,202

CIT Group, Inc.
7.000% due 05/01/2014	700	709

Citibank N.A.
1.750% due 12/28/2012	400	408

Citigroup Funding, Inc.
1.875% due 10/22/2012	600	612

Citigroup, Inc.
5.500% due 04/11/2013	7,100	7,564
5.625% due 08/27/2012	2,800	2,939

Commonwealth Bank of Australia
0.709% due 07/12/2013	13,100	13,133

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.200% due 05/13/2014	2,000	2,129

Countrywide Financial Corp.
5.800% due 06/07/2012	5,700	5,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DanFin Funding Ltd.
0.989% due 07/16/2013		$9,700	$9,696

Deutsche Bank Capital Funding Trust I
3.273% due 12/29/2049		14,600	10,658

Dexia Credit Local S.A.
0.703% due 03/05/2013		9,100	9,075
0.768% due 04/29/2014		4,200	4,188

FIH Erhvervsbank A/S
0.672% due 06/13/2013		15,700	15,696

First Horizon National Corp.
5.375% due 12/15/2015		1,400	1,415

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		3,900	3,939
7.000% due 10/01/2013		50	54
7.375% due 02/01/2011		100	100
7.500% due 08/01/2012		10,600	11,274
7.800% due 06/01/2012		600	638

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	547

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$5,850	7,005
10.500% due 03/25/2014		3,800	4,546

General Electric Capital Corp.
0.490% due 01/08/2016		200	189
2.625% due 12/28/2012		500	519

Golden West Financial Corp.
4.750% due 10/01/2012		600	635

Goldman Sachs Group, Inc.
1.393% due 01/30/2017	EUR	7,900	9,706

HCP, Inc.
6.450% due 06/25/2012		$13,675	14,432

ING Bank NV
3.900% due 03/19/2014		1,100	1,183

International Lease Finance Corp.
5.400% due 02/15/2012		6,400	6,496
5.550% due 09/05/2012		8,300	8,435
6.375% due 03/25/2013		2,900	2,987
6.500% due 09/01/2014		11,200	11,928
6.625% due 11/15/2013		1,805	1,852

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		1,000	234
5.625% due 01/24/2013 (a)		1,700	425

Lloyds TSB Bank PLC
12.000% due 12/29/2049		6,000	6,557

Merrill Lynch & Co., Inc.
6.050% due 08/15/2012		5,300	5,614

Metropolitan Life Global Funding I
0.552% due 03/15/2012		425	425
0.689% due 07/13/2011		6,900	6,909

PNC Preferred Funding Trust I
6.517% due 03/29/2049		1,100	874

Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,298
5.000% due 07/21/2020		5,000	4,995

Regions Financial Corp.
6.375% due 05/15/2012		15,515	15,811

Royal Bank of Scotland Group PLC
0.569% due 10/14/2016		400	331
0.686% due 04/08/2011		2,300	2,301
1.450% due 10/20/2011		11,100	11,165
3.000% due 12/09/2011		1,900	1,940
6.375% due 02/01/2011		3,300	3,311
7.640% due 03/29/2049		4,500	3,015

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		5,100	5,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
0.502% due 03/15/2011		$2,500	$2,491
1.356% due 06/17/2013	EUR	1,100	1,318
3.125% due 09/17/2012		3,200	4,173

SunTrust Bank
1.134% due 12/20/2011		1,400	1,818
6.375% due 04/01/2011		$2,400	2,430

UBS AG
1.384% due 02/23/2012		2,300	2,320

Waha Aerospace BV
3.925% due 07/28/2020		5,600	5,657

Wells Fargo & Co.
7.980% due 03/29/2049		3,500	3,710

Westpac Banking Corp.
2.250% due 11/19/2012		6,900	7,063

			335,806

INDUSTRIALS 9.7%

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,438

Charter Communications Operating LLC
8.000% due 04/30/2012		600	633

Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,089
9.500% due 02/15/2015		300	340

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,945

Cox Communications, Inc.
4.625% due 06/01/2013		1,675	1,794
7.125% due 10/01/2012		8,000	8,777

CVS Caremark Corp.
5.750% due 08/15/2011		2,800	2,887

Daimler Finance North America LLC
5.750% due 09/08/2011		12,200	12,608
7.300% due 01/15/2012		7,300	7,758
7.750% due 01/18/2011		4,400	4,410

Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,611

Devon Financing Corp. ULC
6.875% due 09/30/2011		4,625	4,833

Dow Chemical Co.
6.000% due 10/01/2012		2,272	2,449

El Paso Corp.
7.000% due 05/15/2011		1,100	1,124

EOG Resources, Inc.
1.034% due 02/03/2014		6,600	6,612

Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,756

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		200	227

Gazprom Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,760

General Mills, Inc.
5.250% due 08/15/2013		3,500	3,849

Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,466

Kraft Foods, Inc.
2.625% due 05/08/2013		8,100	8,335
5.625% due 11/01/2011		644	669
6.250% due 06/01/2012		1,096	1,173

MeadWestvaco Corp.
6.850% due 04/01/2012		1,600	1,693

Noble Group Ltd.
6.750% due 01/29/2020		5,000	5,557

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pearson Dollar Finance PLC
5.500% due 05/06/2013		$7,000	$7,553

Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	173

Reynolds American, Inc.
7.250% due 06/01/2012		$2,300	2,460

Rio Tinto Alcan, Inc.
4.875% due 09/15/2012		5,000	5,287

Rogers Communications, Inc.
7.250% due 12/15/2012		1,351	1,506

Shell International Finance BV
3.100% due 06/28/2015		5,500	5,654

Time Warner Cable, Inc.
5.400% due 07/02/2012		10,073	10,698
6.200% due 07/01/2013		3,000	3,334

Time Warner, Inc.
3.150% due 07/15/2015		2,200	2,238

WM Wrigley Jr. Co.
3.050% due 06/28/2013		500	511

Wyeth
5.500% due 03/15/2013		4,000	4,376

			152,583

UTILITIES 4.4%

BP Capital Markets PLC
2.750% due 02/27/2012		4,900	4,961

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	794

Commonwealth Edison Co.
5.400% due 12/15/2011		10,000	10,433

Dominion Resources, Inc.
5.000% due 03/15/2013		3,000	3,224

El Paso Performance-Linked Trust
7.750% due 07/15/2011		1,300	1,337

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012		3,200	3,497

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		4,000	4,336

NGPL PipeCo LLC
6.514% due 12/15/2012		4,000	4,319

NRG Energy, Inc.
8.250% due 09/01/2020		1,900	1,957

Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,197
5.000% due 10/19/2025		2,100	1,911

Qwest Corp.
3.552% due 06/15/2013		8,800	9,240
7.875% due 09/01/2011		5,800	5,988
8.875% due 03/15/2012		11,000	11,921

Vodafone Group PLC
5.350% due 02/27/2012		3,054	3,203

			69,318

Total Corporate Bonds & Notes (Cost $553,573)			557,707

CONVERTIBLE BONDS & NOTES 2.6%

BANKING & FINANCE 0.1%

National City Corp.
4.000% due 02/01/2011		800	805

INDUSTRIALS 2.5%

Amgen, Inc.
0.125% due 02/01/2011		9,400	9,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medtronic, Inc.
1.500% due 04/15/2011	$19,400	$19,497

Transocean, Inc.
1.500% due 12/15/2037	11,000	10,890

		39,822

Total Convertible Bonds & Notes (Cost $39,814)		40,627

MUNICIPAL BONDS & NOTES 0.6%

ILLINOIS 0.4%

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,800	5,820

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	3,300	3,308

Total Municipal Bonds & Notes (Cost $9,100)		9,128

U.S. GOVERNMENT AGENCIES 38.6%

Fannie Mae
0.321% due 12/25/2036 - 07/25/2037	1,603	1,582
0.500% due 10/30/2012	2,400	2,390
0.571% due 04/25/2037	1,052	1,055
0.611% due 07/25/2037 - 03/25/2044	6,456	6,473
0.625% due 09/24/2012 (d)(g)	17,300	17,325
0.661% due 05/25/2031 - 11/25/2032	1,319	1,322
0.750% due 12/18/2013	3,000	2,969
0.781% due 12/25/2022	155	156
0.850% due 08/17/2012	2,500	2,501
1.001% due 03/25/2040	9,420	9,529
1.081% due 04/25/2023	170	173
1.125% due 09/30/2013	8,500	8,524
1.131% due 02/25/2023	9	9
1.181% due 05/25/2022 - 06/17/2027	94	96
1.250% due 06/22/2012	12,900	13,040
1.530% due 07/01/2042 - 06/01/2043	676	677
1.580% due 09/01/2041	396	399
1.625% due 10/26/2015	300	293
1.730% due 09/01/2040	3	3
2.298% due 11/01/2035	134	138
2.701% due 09/01/2035	561	587
2.775% due 07/01/2035	182	191
3.000% due 09/16/2014	1,400	1,476
3.500% due 01/01/2041	9,000	8,607
4.000% due 08/01/2039 - 01/01/2041	16,191	16,127
4.125% due 04/15/2014	4,300	4,693
4.500% due 05/01/2024 - 02/01/2041	232,554	238,842
4.617% due 12/01/2036	48	50
4.625% due 10/15/2013	2,500	2,746
4.829% due 09/01/2034	40	42
5.000% due 04/25/2033 - 01/01/2041	83,138	87,419
5.500% due 05/01/2025 - 01/01/2041	41,594	44,739
6.000% due 03/01/2017 - 01/01/2039	29,195	31,780
6.465% due 12/25/2042	14	17
6.500% due 04/01/2036 - 05/01/2040	26,989	30,042

FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037	12,266	12,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FDIC Structured Sale Guaranteed Notes
0.000% due 10/25/2011	$2,600	$2,586

Federal Housing Administration
7.430% due 10/01/2020	7	6

Freddie Mac
0.301% due 12/25/2036	1,992	1,980
0.410% due 07/15/2019 - 08/15/2019	3,834	3,829
0.515% due 11/26/2012	100	100
0.521% due 08/25/2031	237	231
0.560% due 05/15/2036	734	734
0.610% due 12/15/2030	131	131
0.660% due 06/15/2018	81	81
1.542% due 02/25/2045	499	493
1.750% due 06/15/2012	12,900	13,132
2.800% due 07/01/2035	412	430
3.000% due 07/28/2014	100	105
3.500% due 01/01/2041	1,000	954
4.500% due 01/15/2014 - 01/01/2041	19,523	20,342
5.000% due 07/15/2014	7,700	8,638
5.500% due 08/15/2030 - 02/01/2040	3,470	3,703
6.000% due 09/01/2016 - 05/01/2040	1,007	1,093
6.500% due 07/25/2043	107	123

Small Business Administration
5.600% due 09/01/2028	838	905

Total U.S. Government Agencies (Cost $608,403)		607,751

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
0.375% due 09/30/2012 (g)	481	480
0.500% due 11/30/2012 (d)	1,734	1,732
0.625% due 12/31/2012	800	801
1.375% due 11/30/2015 (d)(g)	1,803	1,752

Total U.S. Treasury Obligations (Cost $4,811)		4,765

MORTGAGE-BACKED SECURITIES 9.8%

Adjustable Rate Mortgage Trust
2.996% due 09/25/2035	1,701	1,296

American Home Mortgage Investment Trust
2.261% due 02/25/2045	288	259
2.264% due 10/25/2034	699	620

Arkle Master Issuer PLC
0.374% due 02/17/2052	30,200	29,912

Banc of America Funding Corp.
5.893% due 01/20/2047	1,083	787

Banc of America Mortgage Securities, Inc.
2.767% due 07/25/2034	2,067	1,916
2.959% due 05/25/2033	920	900
6.500% due 10/25/2031	26	27

Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 08/25/2035	4,126	3,912
2.850% due 04/25/2033	10	10
2.926% due 01/25/2034	48	48
2.934% due 03/25/2035	4,456	4,273
2.941% due 08/25/2035	672	490
2.960% due 07/25/2034	685	523
3.102% due 02/25/2033	2	2
4.995% due 01/25/2035	488	458
5.489% due 04/25/2033	19	19

Bear Stearns Alt-A Trust
0.421% due 02/25/2034	774	618

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	411
5.471% due 01/12/2045	1,200	1,283

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	$25	$25

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	1,547	1,015
5.339% due 12/26/2046	856	602

Citigroup Mortgage Loan Trust, Inc.
2.820% due 12/25/2035	374	343
2.930% due 08/25/2035	1,745	927

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	3,760

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	873	508
6.000% due 10/25/2033	35	35

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	2,142	1,867
3.121% due 11/25/2034	1,263	1,026
5.250% due 02/20/2036	788	527

Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	2	2
2.528% due 07/25/2033	8,365	7,759

Credit Suisse Mortgage Capital Certificates
0.330% due 02/15/2022	3,351	3,175
5.659% due 03/15/2039	400	421

CW Capital Cobalt Ltd.
5.334% due 04/15/2047	2,461	2,542

FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	5,500	5,497

First Horizon Alternative Mortgage Securities
2.545% due 09/25/2034	2,293	2,132

First Horizon Asset Securities, Inc.
2.924% due 08/25/2035	713	583

GMAC Mortgage Corp. Loan Trust
3.162% due 11/19/2035	384	336

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	12,328	12,140

Granite Master Issuer PLC
0.401% due 12/20/2054	8,148	7,585

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	296	274
0.341% due 01/25/2047	348	333

Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	2,435	2,099

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	211
5.444% due 03/10/2039	1,900	2,005

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	1,815	1,772

GSR Mortgage Loan Trust
2.825% due 09/25/2035	1,832	1,758

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	193	127
2.960% due 07/19/2035	1,059	847

Impac CMB Trust
1.261% due 07/25/2033	334	299

Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034	528	390

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	625
5.882% due 02/15/2051	1,300	1,379

JPMorgan Mortgage Trust
5.036% due 02/25/2035	508	509
5.750% due 01/25/2036	95	86

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset Securitization Trust
5.500% due 09/25/2033	$35	$36

Mellon Residential Funding Corp.
0.740% due 06/15/2030	269	263

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	2,758

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	578	448

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	442	397
1.254% due 10/25/2035	266	231
1.820% due 01/25/2029	41	40
4.250% due 10/25/2035	1,249	1,077

Morgan Stanley Capital I
0.321% due 10/15/2020	1,603	1,541
5.809% due 12/12/2049	300	321

Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	700	750

Prime Mortgage Trust
0.661% due 02/25/2019	5	5
0.661% due 02/25/2034	29	26

Residential Funding Mortgage Securities I
3.274% due 09/25/2035	1,576	1,152

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	95	97

Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	436	255
2.633% due 01/25/2035	1,551	1,252
2.714% due 08/25/2035	467	379
2.737% due 08/25/2034	818	778
2.770% due 02/25/2034	604	575

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	346	347
0.511% due 07/19/2035	1,192	1,116
0.541% due 02/25/2036	273	166
0.921% due 09/19/2032	9	8

Structured Asset Securities Corp.
2.856% due 10/25/2035	533	429

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	610	602
0.381% due 10/25/2046	1,921	1,905

UBS Commercial Mortgage Trust
1.160% due 07/15/2024	2,891	2,723

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	2,125	1,988
0.351% due 09/15/2021	6,170	6,013

WaMu Mortgage Pass-Through Certificates
0.531% due 12/25/2045	235	203
0.551% due 10/25/2045	1,352	1,150
1.058% due 01/25/2047	558	374
1.528% due 11/25/2042	100	89
1.538% due 05/25/2041	51	49
1.728% due 06/25/2042	58	49
1.728% due 08/25/2042	253	230
2.904% due 02/27/2034	45	46
3.154% due 09/25/2046	753	568

Wells Fargo Mortgage-Backed Securities Trust
2.844% due 06/25/2035	4,416	4,259
2.888% due 10/25/2035	1,620	1,507
3.425% due 03/25/2036	872	776
4.902% due 09/25/2035	1,970	1,943
4.911% due 01/25/2035	1,246	1,258
4.967% due 12/25/2034	854	839

Total Mortgage-Backed Securities (Cost $159,517)		154,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.4%

ACE Securities Corp.
0.321% due 10/25/2036		$145	$51

AMMC CDO
0.539% due 08/08/2017		3,500	3,309

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		13	12

Asset-Backed Funding Certificates
0.321% due 01/25/2037		59	58

Asset-Backed Securities Corp. Home Equity
0.536% due 09/25/2034		286	260
1.910% due 03/15/2032		203	163

Atrium CDO Corp.
0.718% due 06/27/2015		5,414	5,147

Bear Stearns Asset-Backed Securities Trust
1.261% due 10/25/2037		3,594	2,384

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		216	214
0.311% due 06/25/2047		759	748
0.331% due 06/25/2047		134	132
0.341% due 06/25/2037		42	41
0.371% due 10/25/2046		22	22
0.521% due 05/25/2036		2,500	2,174
0.741% due 12/25/2031		43	23

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		9	8

Equity One ABS, Inc.
0.821% due 11/25/2032		13	12

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		158	156

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		80	80

GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036		19	7

HSBC Home Equity Loan Trust
0.551% due 01/20/2034		1,658	1,514

Landmark CDO Ltd.
0.759% due 01/15/2016		2,582	2,453

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		34	28

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		6	6

Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		1,028	1,007

Navigator CDO Ltd.
1.136% due 11/15/2015		3,969	3,831

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		3,000	3,023

SLM Student Loan Trust
1.105% due 10/25/2023	EUR	5,500	6,838
1.910% due 12/15/2017		$3,758	3,760

Structured Asset Securities Corp.
0.311% due 10/25/2036		82	82

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		5	5

Total Asset-Backed Securities (Cost $39,588)			37,548

SOVEREIGN ISSUES 3.7%

Brazil Government International Bond
7.875% due 03/07/2015		900	1,080

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	223	$132
10.000% due 01/01/2017		4,500	2,486

Canada Government International Bond
1.500% due 12/01/2012	CAD	25,400	25,465

Canada Housing Trust No. 1
2.450% due 12/15/2015		22,000	21,893

Korea Development Bank
3.250% due 03/09/2016		$5,300	5,166

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		1,000	1,003
2.125% due 05/20/2012	EUR	700	949

Total Sovereign Issues (Cost $56,718)			58,174

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Bank of America Corp.
7.250% due 12/31/2049		1,339	1,281

Wells Fargo & Co.
7.500% due 12/31/2049		7,463	7,467

			8,748

CONSUMER DISCRETIONARY 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		4,000	33

Total Convertible Preferred Securities (Cost $7,136)			8,781

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

DG Funding Trust
0.681% due 03/06/2032		420	3,206

	SHARES	MARKET VALUE (000S)

Farm Credit Bank
10.000% due 03/06/2032	1,900	$2,053

Total Preferred Securities (Cost $6,419)		5,259

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.6%

CERTIFICATES OF DEPOSIT 1.4%

Bank of Nova Scotia
0.589% due 10/18/2012	$4,600	4,607

Intesa Sanpaolo SpA
2.375% due 12/21/2012	7,200	7,230

Itau Unibanco S.A.
1.300% due 03/14/2011	3,400	3,407
1.450% due 06/13/2011	3,300	3,317
1.700% due 09/12/2011	3,400	3,428

		21,989

CORPORATE BONDS & NOTES 1.1%

BellSouth Corp.
4.295% due 04/26/2021	5,400	5,465

Pacific Gas & Electric Co.
0.869% due 10/11/2011	12,500	12,498

		17,963

REPURCHASE AGREEMENTS 0.5%

Barclays Capital, Inc.
0.250% due 01/03/2011	3,000	3,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $3,080. Repurchase proceeds are $3,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	$1,900	$1,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.375% due 11/15/2019 valued at $1,951. Repurchase proceeds are $1,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	3,503	3,503
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $3,575. Repurchase proceeds are $3,503.)

		8,403

U.S. TREASURY BILLS 0.3%
0.169% due 01/06/2011 - 06/16/2011 (b)(d)(e)	4,020	4,018

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 20.3%
	31,920,432	319,715

Total Short-Term Instruments (Cost $371,993)		372,088

Total Investments 118.2% (Cost $1,860,196)		$1,859,347

Written Options (i) (0.3%) (Premiums $3,182)		(4,509)

Other Assets and Liabilities (Net) (17.9%)		(282,240)

Net Assets 100.0%		$1,572,598

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $2,099 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $3,878 has been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $40,730 at a weighted average interest rate of 0.062%. On December 31, 2010, there were no open repurchase agreements.
(g)	Securities with an aggregate market value of $2,674 and cash of $12 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	173	$(36)
90-Day Eurodollar December Futures	Long	12/2012	98	(173)
90-Day Eurodollar June Futures	Long	06/2011	168	74
90-Day Eurodollar June Futures	Long	06/2012	237	(182)
90-Day Eurodollar June Futures	Long	06/2013	8	(11)
90-Day Eurodollar March Futures	Long	03/2011	1,606	233
90-Day Eurodollar March Futures	Long	03/2012	275	(132)
90-Day Eurodollar March Futures	Long	03/2013	63	(121)
90-Day Eurodollar September Futures	Long	09/2011	64	39
90-Day Eurodollar September Futures	Long	09/2012	242	(346)
90-Day Eurodollar September Futures	Long	09/2013	30	(71)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	7	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	7	(7)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	8	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	7	(9)

				$(752)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(h)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.773%	$300	$1	$(1)	$2
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.292%	1,100	(15)	(14)	(1)
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%	5,100	(12)	(39)	27
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%	1,000	(2)	(15)	13
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%	1,000	(2)	(10)	8
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%	400	(1)	(4)	3
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%	500	(1)	(5)	4
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%	3,500	5	(23)	28
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%	100	0	(1)	1
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%	700	1	(4)	5
Citigroup, Inc.	JPM	1.000%	03/20/2011	0.538%	1,600	2	(10)	12
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	0.917%	2,600	11	1	10
France Government Bond	CITI	0.250%	12/20/2015	1.062%	2,600	(99)	(68)	(31)
France Government Bond	GSC	0.250%	12/20/2015	1.062%	5,100	(194)	(137)	(57)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.860%	11/20/2011	0.935%	2,600	1	0	1
General Electric Capital Corp.	BNP	0.780%	03/20/2011	0.529%	900	1	0	1
General Electric Capital Corp.	BNP	1.250%	03/20/2013	0.935%	700	5	0	5
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.079%	2,200	190	0	190
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%	1,600	154	0	154
General Electric Capital Corp.	DUB	0.800%	06/20/2011	0.529%	4,300	7	0	7
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%	600	5	0	5
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.079%	2,400	224	0	224
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.079%	1,900	215	0	215
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.357%	100	(2)	(6)	4
Indonesia Government International Bond	CITI	1.000%	06/20/2011	0.376%	1,650	6	1	5
Indonesia Government International Bond	HSBC	1.000%	06/20/2011	0.376%	550	1	0	1
Indonesia Government International Bond	MSC	1.000%	06/20/2011	0.376%	1,650	5	4	1
Indonesia Government International Bond	RBS	1.000%	06/20/2011	0.376%	1,650	5	3	2
Japan Government International Bond	BCLY	1.000%	06/20/2015	0.628%	2,400	39	37	2
Japan Government International Bond	BCLY	1.000%	12/20/2015	0.691%	1,400	22	25	(3)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.718%	4,400	64	59	5
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%	1,400	21	24	(3)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%	5,900	86	82	4
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%	100	2	1	1
Japan Government International Bond	DUB	1.000%	09/20/2015	0.661%	9,000	143	149	(6)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.590%	4,200	72	40	32
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%	600	10	7	3
Japan Government International Bond	MSC	1.000%	12/20/2015	0.691%	1,500	23	26	(3)
Japan Government International Bond	UBS	1.000%	12/20/2015	0.691%	1,400	21	22	(1)
Mexico Government International Bond	BCLY	1.000%	09/20/2015	1.080%	5,100	(16)	(39)	23
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%	1,900	(5)	(17)	12
South Korea Government Bond	HSBC	1.000%	12/20/2015	0.934%	2,600	9	21	(12)
South Korea Government Bond	MSC	1.000%	12/20/2015	0.934%	2,900	10	(4)	14
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.637%	1,400	21	8	13
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.637%	1,200	18	8	10
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%	200	3	1	2
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.637%	2,600	40	16	24
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	4,500	69	24	45

						$1,163	$162	$1,001

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$	1,900	$226	$190	$36
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014		1,000	119	100	19
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		12,200	1,566	1,439	127
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		400	51	50	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		6,100	783	678	105
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	64	56	8
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		8,300	1,065	966	99
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		1,500	208	190	18
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,800	249	235	14
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	28	25	3
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		800	110	104	6
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		3,700	512	481	31
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		7,600	239	38	201
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		7,100	223	(53)	276
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		600	19	(3)	22
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		400	13	(2)	15

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$	4,815	$21	$0	$21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		1,059	5	0	5
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		22,200	163	(65)	228
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		1,000	7	(5)	12
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		2,200	16	(13)	29
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015		1,100	8	(5)	13
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		2,400	18	(12)	30
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		8,198	101	0	101
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		193	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		386	4	0	4

						$5,820	$4,394	$1,426

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC	BRL	2,400	$13	$4	$9
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		6,600	34	9	25
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		4,900	39	20	19
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		16,700	134	34	100
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	9	0	9
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		2,300	8	0	8
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		11,100	37	(5)	42
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		400	3	2	1
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		2,200	14	4	10
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	3,630	(55)	3,685
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		1,000	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,600	7	(2)	9
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		7,100	31	1	30
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		3,400	15	1	14
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		14,800	54	32	22
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		2,400	0	3	(3)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,600	1	3	(2)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		2,200	12	3	9
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,000	19	0	19
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		1,100	7	3	4
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,300	19	8	11
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		11,300	112	11	101
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		8,900	67	28	39
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		23,500	207	23	184
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		2,300	1	0	1
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		2,500	11	11	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		1,100	8	0	8
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		2,500	21	0	21
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,200	11	3	8
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		600	8	3	5
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		600	8	4	4
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BNP		11,800	122	0	122
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		600	9	4	5
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	16,900	225	0	225

							$4,900	$152	$4,748

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(i)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise P rice	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	52	$21	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	78	31	44
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	52	26	193
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	78	52	33

				$130	$271

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	19,600	$40	$95
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,400	129	209
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800	12	25
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		62,000	537	841
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,500	49	69
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		26,500	254	334
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,300	168	193
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		23,500	244	354
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,300	90	105
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,300	88	117
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,200	178	275
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,600	239	373
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,800	292	360
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900	98	119
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		3,900	54	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		1,900	26	28
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		2,000	28	30

								$2,526	$3,585

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$	8,400	$18	$17
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		8,400	23	8
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		3,000	5	2
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011		3,300	7	14
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011		3,300	19	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	3,400	13	2
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		3,300	10	8
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		3,300	26	6
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		5,600	21	4

							$142	$63

Straddle Options
Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	9,800	$52	$79
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		9,100	46	74
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		17,100	189	288
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		8,900	97	149

						$384	$590

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	265	$168,100	EUR	2,000	$1,674
Sales	696	854,100		99,600	6,130
Closing Buys	(627)	(548,800)		(86,000)	(3,955)
Expirations	0	(36,100)		0	(222)
Exercised	(74)	(107,500)		0	(445)

Balance at 12/31/2010	260	$329,800	EUR	15,600	$3,182

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(j)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$9,000	$8,513	$8,598
Fannie Mae	4.000%	01/01/2041	5,000	4,935	4,975
Fannie Mae	6.000%	01/01/2041	4,000	4,342	4,348
Freddie Mac	3.500%	01/01/2041	1,000	944	953

				$18,734	$18,874

(k)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	600	01/2011	BNP	$19	$0	$19
Buy		3,424	01/2011	CSFB	237	0	237
Buy	BRL	34,841	03/2011	CITI	292	0	292
Buy		186	09/2011	BOA	6	0	6
Buy	CAD	1,210	02/2011	BNP	29	0	29
Buy		1,406	02/2011	BOA	25	0	25
Sell		7,217	02/2011	DUB	0	(86)	(86)
Buy		426	02/2011	MSC	8	0	8
Buy	CNY	580	11/2011	BCLY	0	0	0
Buy		3,488	11/2011	CITI	3	0	3
Buy		17,558	11/2011	HSBC	0	(17)	(17)
Buy		18,666	11/2011	JPM	0	(12)	(12)
Buy		20,903	02/2012	BCLY	0	(16)	(16)
Sell	EUR	464	01/2011	BCLY	0	(10)	(10)
Sell		600	01/2011	BNP	0	(12)	(12)
Sell		696	01/2011	BOA	0	(15)	(15)
Sell		18,394	01/2011	CITI	851	(14)	837
Sell		996	01/2011	CSFB	3	(5)	(2)
Sell		2,771	01/2011	MSC	35	(41)	(6)
Sell		529	01/2011	RBC	0	(6)	(6)
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		706	01/2011	UBS	0	(13)	(13)
Sell	GBP	299	03/2011	BCLY	0	0	0
Sell		299	03/2011	DUB	0	0	0
Sell		199	03/2011	RBS	1	0	1
Buy	IDR	9,443,071	04/2011	CITI	0	0	0
Buy		1,846,000	04/2011	JPM	4	0	4
Buy		2,739,000	04/2011	MSC	2	0	2
Buy		8,967,000	07/2011	CITI	0	(4)	(4)
Buy		1,142,900	07/2011	HSBC	2	0	2
Buy		4,679,000	07/2011	JPM	1	0	1
Buy		9,073,000	10/2011	DUB	0	(1)	(1)
Buy		19,155,525	10/2011	RBS	0	(12)	(12)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		25,000	01/2011	BCLY	0	(9)	(9)
Buy		36,384	01/2011	CITI	13	0	13
Sell		36,000	01/2011	JPM	0	(17)	(17)
Sell		21,044	01/2011	RBS	0	(6)	(6)
Buy		15,290	03/2011	BCLY	1	0	1
Buy		29,044	03/2011	RBS	6	0	6
Buy		25,000	05/2011	BCLY	9	0	9
Buy		9,290	05/2011	BOA	4	0	4
Buy		36,000	05/2011	JPM	17	0	17
Buy	JPY	33,060	01/2011	BCLY	10	0	10
Buy		105,972	01/2011	CITI	32	0	32
Buy		206,899	01/2011	CSFB	87	0	87
Sell		249,435	01/2011	GSC	0	(109)	(109)
Buy		27,596	01/2011	JPM	6	0	6
Buy		57,840	01/2011	MSC	5	0	5
Buy		50,322	01/2011	RBC	19	0	19
Sell		148,473	01/2011	RBC	0	(66)	(66)
Buy		7,505	01/2011	RBS	3	0	3
Sell		296,947	01/2011	RBS	0	(125)	(125)
Buy		107,990	01/2011	UBS	24	0	24
Buy	KRW	230,820	01/2011	CITI	4	0	4
Buy		691,460	01/2011	JPM	11	0	11
Sell		5,131,004	01/2011	JPM	0	(90)	(90)
Buy		4,208,724	01/2011	MSC	26	(7)	19
Buy		315,600	05/2011	BCLY	0	(3)	(3)
Buy		341,490	05/2011	BOA	2	0	2

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,794,160	05/2011	CITI	$2	$(11)	$(9)
Buy		185,785	05/2011	GSC	0	(1)	(1)
Buy		402,500	05/2011	HSBC	3	(1)	2
Buy		6,893,704	05/2011	JPM	116	(4)	112
Buy		1,122,130	05/2011	MSC	0	(8)	(8)
Buy		347,000	05/2011	RBS	0	0	0
Buy		348,450	05/2011	UBS	8	0	8
Buy	MXN	26,819	02/2011	BCLY	64	0	64
Buy		38,036	02/2011	BOA	105	0	105
Buy		18,739	02/2011	CITI	15	(3)	12
Buy		7,555	02/2011	JPM	10	0	10
Buy		76,498	02/2011	MSC	75	(3)	72
Buy		21,226	02/2011	UBS	13	0	13
Buy	MYR	1,850	02/2011	BCLY	8	0	8
Buy		650	02/2011	CITI	3	0	3
Buy		1,140	02/2011	DUB	5	0	5
Buy		620	02/2011	HSBC	3	0	3
Buy		2,080	02/2011	JPM	8	0	8
Buy		610	02/2011	RBS	2	0	2
Buy	PHP	17,646	02/2011	CITI	6	0	6
Buy		8,812	02/2011	JPM	3	0	3
Buy		4,248	04/2011	BCLY	0	(2)	(2)
Buy		8,800	04/2011	BOA	3	0	3
Buy		12,997	04/2011	CITI	1	(1)	0
Buy		13,018	04/2011	JPM	2	(2)	0
Buy		84,599	06/2011	BCLY	51	0	51
Buy		4,000	06/2011	BOA	0	(1)	(1)
Buy		46,796	06/2011	CITI	5	(9)	(4)
Buy		12,276	06/2011	DUB	2	0	2
Buy		5,977	06/2011	HSBC	1	0	1
Buy		43,465	06/2011	JPM	17	(1)	16
Buy		50,354	11/2011	CITI	11	(2)	9
Buy		6,608	11/2011	DUB	2	0	2
Buy		13,176	11/2011	GSC	3	0	3
Buy		26,314	11/2011	JPM	7	(1)	6
Buy	SGD	920	01/2011	JPM	17	0	17
Sell		920	01/2011	RBS	0	(18)	(18)
Buy		128	02/2011	CITI	0	0	0
Buy		783	02/2011	HSBC	10	0	10
Buy		131	02/2011	MSC	2	0	2
Buy		264	03/2011	CITI	6	0	6
Buy		257	03/2011	GSC	0	0	0
Buy		1,181	03/2011	HSBC	20	0	20
Buy		517	03/2011	JPM	3	0	3
Buy		132	03/2011	MSC	3	0	3
Buy		257	06/2011	CITI	0	0	0
Buy		1,465	06/2011	DUB	18	0	18
Buy		1,361	06/2011	GSC	11	0	11
Buy		972	06/2011	JPM	8	0	8
Buy		920	06/2011	RBS	18	0	18
Buy	TRY	590	01/2011	BCLY	0	(19)	(19)
Buy		303	01/2011	CITI	0	(4)	(4)
Buy		302	01/2011	CSFB	0	(5)	(5)
Buy		2,233	01/2011	HSBC	0	(58)	(58)
Buy		1,789	01/2011	JPM	0	(45)	(45)
Buy		310	01/2011	MSC	0	0	0
Buy		311	01/2011	UBS	1	0	1
Buy	TWD	2,845	01/2011	DUB	6	0	6
Sell		8,720	01/2011	DUB	0	(9)	(9)
Buy		1,742	01/2011	JPM	5	0	5
Buy		2,681	01/2011	MSC	7	0	7
Buy		1,452	01/2011	UBS	4	0	4
Buy		6,639	04/2011	BOA	14	0	14
Buy		13,420	04/2011	DUB	23	0	23
Buy		6,813	04/2011	JPM	13	0	13
Buy	ZAR	1,457	01/2011	BCLY	20	0	20
Buy		26,842	01/2011	HSBC	228	0	228
Buy		2,820	01/2011	JPM	27	0	27
Buy		1,394	01/2011	MSC	11	0	11
Buy		1,394	04/2011	JPM	8	0	8
Buy		1,395	04/2011	MSC	8	0	8
Buy		1,520	09/2011	BCLY	23	0	23
Buy		760	09/2011	MSC	11	0	11
Buy		760	09/2011	UBS	11	0	11

					$2,907	$(905)	$2,002

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$3,216	$0	$3,216
Corporate Bonds & Notes
Banking & Finance	0	335,806	0	335,806
Industrials	0	152,583	0	152,583
Utilities	0	69,318	0	69,318
Convertible Bonds & Notes
Banking & Finance	0	805	0	805
Industrials	0	39,822	0	39,822
Municipal Bonds & Notes
Illinois	0	5,820	0	5,820
New Jersey	0	3,308	0	3,308
U.S. Government Agencies	0	595,601	12,150	607,751
U.S. Treasury Obligations	0	4,765	0	4,765
Mortgage-Backed Securities	0	148,806	5,497	154,303
Asset-Backed Securities	0	22,808	14,740	37,548
Sovereign Issues	0	58,174	0	58,174
Convertible Preferred Securities
Banking & Finance	8,748	0	0	8,748
Consumer Discretionary	0	33	0	33
Preferred Securities
Banking & Finance	0	2,053	3,206	5,259
Short-Term Instruments
Certificates of Deposit	0	21,989	0	21,989
Corporate Bonds & Notes	0	17,963	0	17,963

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Repurchase Agreements	$0	$8,403	$0	$8,403
U.S. Treasury Bills	0	4,018	0	4,018
PIMCO Short-Term Floating NAV Portfolio	319,715	0	0	319,715
	$328,463	$1,495,291	$35,593	$1,859,347

Short Sales, at value	$0	$(18,874)	$0	$(18,874)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,544	0	2,544
Foreign Exchange Contracts	0	2,907	0	2,907
Interest Rate Contracts	346	4,753	0	5,099
	$346	$10,204	$0	$10,550

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(181)	0	(181)
Foreign Exchange Contracts	0	(905)	0	(905)
Interest Rate Contracts	(1,098)	(3,860)	(590)	(5,548)
	$(1,098)	$(4,946)	$(590)	$(6,634)

Totals	$327,711	$1,481,675	$35,003	$1,844,389

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$5,891	$0	$0	$0	$0	$665	$0	$(6,556)	$0	$0
U.S. Government Agencies	7	13,700	(1,430)	0	0	(127)	0	0	12,150	(127)
Mortgage-Backed Securities	0	5,493	0	0	0	4	0	0	5,497	4
Asset-Backed Securities	8,754	8,100	(2,430)	38	59	219	0	0	14,740	148
Preferred Securities
Banking & Finance	3,727	0	0	0	0	(521)	0	0	3,206	(521)

	$18,379	$27,293	$(3,860)	$38	$59	$240	$0	$(6,556)	$35,593	$(496)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(384)	$0	$0	$(206)	$0	$0	$(590)	$(206)

Totals	$18,379	$27,293	$(4,244)	$38	$59	$34	$0	$(6,556)	$35,003	$(702)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$270	$0	$0	$0	$0	$270
Unrealized appreciation on foreign currency contracts	0	2,907	0	0	0	2,907
Unrealized appreciation on swap agreements	4,753	0	2,544	0	0	7,297

	$5,023	$2,907	$2,544	$0	$0	$10,474

Liabilities:
Written options outstanding	$4,446	$0	$63	$0	$0	$4,509
Unrealized depreciation on foreign currency contracts	0	905	0	0	0	905
Unrealized depreciation on swap agreements	5	0	117	0	0	122

	$4,451	$905	$180	$0	$0	$5,536

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$6,740	$221	$4,207	$0	$0	$11,168
Net realized gain on foreign currency transactions	0	317	0	0	0	317

	$6,740	$538	$4,207	$0	$0	$11,485

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(1,929)	$0	$1,504	$0	$0	$(425)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,803	0	0	0	1,803

	$(1,929)	$1,803	$1,504	$0	$0	$1,378

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(752) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

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•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

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Notes to Financial Statements (Cont.)

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

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subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and

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Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

24	PIMCO Variable Insurance Trust

December 31, 2010

credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a

26	PIMCO Variable Insurance Trust

December 31, 2010

specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 14,697	$72,502

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$ 283,220	$762,833	$(726,500)	$170		$(8)	$319,715	$1,333

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,820,681	$3,531,650	$736,670	$139,380

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

December 31, 2010

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	760	$7,884	3,275	$30,947
Administrative Class	57,827	597,893	46,012	468,845
Advisor Class	15,797	163,102	18,065	185,671
Issued as reinvestment of distributions
Institutional Class	111	1,151	438	4,437
Administrative Class	2,070	21,522	6,172	62,293
Advisor Class	462	4,796	979	9,970
Cost of shares redeemed
Institutional Class	(1,412)	(14,561)	(537)	(5,241)
Administrative Class	(29,346)	(303,093)	(82,215)	(788,755)
Advisor Class	(7,978)	(82,995)	(803)	(8,238)
Net increase (decrease) resulting from Portfolio share transactions	38,291	$395,699	(8,614)	$(40,071)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	99
Administrative Class	4	70
Advisor Class	3	91

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses (3)		Post-October Deferral (4)
$8,538	$—	$4,031		$(2,433)		$(25,113)		$(7,762)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017(5)	12/31/2018(5)
$—	$—	$—	$—	$—	$24,387	$726

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (6)
$1,861,501	$21,338		$(23,492)		$(2,154)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$27,469	$—	$—
12/31/2009	$56,450	$21,879	$—

(7)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	ULC	Unlimited Liability Corporation
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

5.10%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

34	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

36	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA51_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	32.7%
Corporate Bonds & Notes	30.0%
Short-Term Instruments	20.0%
Mortgage-Backed Securities	8.3%
Sovereign Issues	3.1%
Other	5.9%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (03/31/06)
PIMCO Low Duration Portfolio Advisor Class	5.18%	6.00%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	2.35%	4.31%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,023.69	$1,021.42
Expenses Paid During Period†	$3.83	$3.82

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above-index duration (or sensitivity to changes in market interest rates) during the latter part of the reporting period detracted from performance as interest rates rose during this period.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like-duration U.S. Treasuries during the reporting period.

»	Allocations to investment grade corporate securities added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to the high-yield sector added to returns as high-yield securities outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to local interest rates in Brazil, implemented via Brazilian zero coupon swaps, added to returns as interest rates fell in this country during the reporting period.

»

Exposure to a basket of emerging market currencies, including the Malaysian ringgit, the Mexican peso and the Brazilian real, benefited performance as these currencies appreciated versus the U.S. dollar during the reporting period.

»	Exposure to core European duration during the latter half of the reporting period detracted from returns as the three-year Bund yield rose during this period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.11	$9.68	$10.30	$10.06	$10.01
Net investment income (a)	0.13	0.22	0.40	0.47	0.35
Net realized/unrealized gain (loss) on investments	0.39	1.03	(0.46)	0.25	0.02
Total income (loss) from investment operations	0.52	1.25	(0.06)	0.72	0.37
Dividends from net investment income	(0.16)	(0.35)	(0.40)	(0.48)	(0.32)
Distributions from net realized capital gains	(0.03)	(0.47)	(0.16)	0.00	0.00
Total distributions	(0.19)	(0.82)	(0.56)	(0.48)	(0.32)
Net asset value end of year or period	$10.44	$10.11	$9.68	$10.30	$10.06
Total return	5.18%	13.21%	(0.52)%	7.33%	3.75%
Net assets end of year or period (000s)	$279,176	$186,668	$2,154	$308	$188
Ratio of expenses to average net assets	0.75%	0.75%	0.84%	0.65%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.65%	0.75%*
Ratio of net investment income to average net assets	1.23%	2.08%	4.06%	4.69%	4.59%*
Portfolio turnover rate	351%**	662%	293%	72%	200%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$1,531,229
Investments in Affiliates, at value	319,715
Repurchase agreements, at value	8,403
Cash	919
Deposits with counterparty	12
Foreign currency, at value	1,699
Receivable for investments sold	129,685
Receivable for Portfolio shares sold	28,612
Interest and dividends receivable	8,921
Dividends receivable from Affiliates	107
Variation margin receivable	270
Swap premiums paid	5,328
Unrealized appreciation on foreign currency contracts	2,907
Unrealized appreciation on swap agreements	7,297
2,045,104

Liabilities:
Payable for investments purchased	$435,006
Payable for investments in Affiliates purchased	107
Payable for Portfolio shares redeemed	510
Payable for short sales	18,874
Written options outstanding	4,509
Deposits from counterparty	10,941
Accrued related party fees	905
Swap premiums received	620
Unrealized depreciation on foreign currency contracts	905
Unrealized depreciation on swap agreements	122
Other liabilities	7
472,506

Net Assets	$1,572,598

Net Assets Consist of:
Paid in capital	$1,595,337
Undistributed net investment income	4,205
Accumulated undistributed net realized (loss)	(33,076)
Net unrealized appreciation	6,132
$1,572,598

Net Assets:
Institutional Class	$55,336
Administrative Class	1,238,086
Advisor Class	279,176

Shares Issued and Outstanding:
Institutional Class	5,301
Administrative Class	118,608
Advisor Class	26,745

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.44
Administrative Class	10.44
Advisor Class	10.44

Cost of Investments Owned	$1,532,006
Cost of Investments in Affiliates Owned	$319,787
Cost of Repurchase Agreements Owned	$8,403
Cost of Foreign Currency Held	$1,676
Proceeds Received on Short Sales	$18,734
Premiums Received on Written Options	$3,182

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$25,373
Dividends	732
Dividends from Affiliate investments	1,333
Miscellaneous income	1
Total Income	27,439

Expenses:
Investment advisory fees	3,449
Supervisory and administrative fees	3,449
Servicing fees – Administrative Class	1,607
Distribution and/or servicing fees – Advisor Class	633
Trustees' fees	22
Interest expense	25
Total Expenses	9,185

Net Investment Income	18,254

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	18,462
Net realized gain on Affiliate investments	170
Net realized gain on futures contracts, written options and swaps	11,168
Net realized gain on foreign currency transactions	106
Net change in unrealized appreciation on investments	18,840
Net change in unrealized (depreciation) on Affiliate investments	(8)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(425)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,835
Net Gain	50,148

Net Increase in Net Assets Resulting from Operations	$68,402

*Foreign tax withholdings	$7

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,254	$24,686
Net realized gain (loss)	29,736	(36,002)
Net realized gain on Affiliate investments	170	25
Net change in unrealized appreciation	20,250	94,545
Net change in unrealized (depreciation) on Affiliate investments	(8)	(64)
Net increase resulting from operations	68,402	83,190

Distributions to Shareholders:
From net investment income
Institutional Class	(973)	(1,792)
Administrative Class	(17,598)	(25,150)
Advisor Class	(3,897)	(1,905)
From net realized capital gains
Institutional Class	(178)	(2,645)
Administrative Class	(3,924)	(38,772)
Advisor Class	(899)	(8,065)

Total Distributions	(27,469)	(78,329)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	395,699	(40,071)

Total Increase (Decrease) in Net Assets	436,632	(35,210)

Net Assets:
Beginning of year	1,135,966	1,171,176
End of year*	$1,572,598	$1,135,966

*Including undistributed net investment income of:	$4,205	$5,729

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Ford Motor Co.
3.290% due 12/15/2013	$1,500	$1,496

Georgia-Pacific Corp.
2.302% due 12/21/2012	708	708
2.303% due 12/21/2012	20	20

HCA, Inc.
2.553% due 11/17/2013	1,000	992

Total Bank Loan Obligations (Cost $3,124)		3,216

CORPORATE BONDS & NOTES 35.5%

BANKING & FINANCE 21.4%

AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	4,800	5,337

Ally Financial, Inc.
5.375% due 06/06/2011	8,300	8,393
6.000% due 12/15/2011	900	924
6.000% due 05/23/2012	500	517
6.625% due 05/15/2012	1,465	1,511
6.875% due 09/15/2011	3,700	3,816
6.875% due 08/28/2012	900	939
7.000% due 02/01/2012	1,000	1,045

American Express Centurion Bank
5.550% due 10/17/2012	3,700	3,959

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	3,500	3,613

American General Finance Corp.
4.000% due 03/15/2011	2,500	2,494
5.625% due 08/17/2011	900	890

American International Group, Inc.
4.250% due 05/15/2013	5,400	5,601
4.950% due 03/20/2012	1,600	1,654

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,102

Banco do Brasil S.A.
4.500% due 01/22/2015	800	836

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,632

Banco Santander Chile
1.539% due 04/20/2012	2,300	2,300
2.875% due 11/13/2012	4,500	4,526
3.750% due 09/22/2015	2,900	2,906

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	2,200	2,296

BPCE S.A.
2.375% due 10/04/2013	400	399

BRFkredit A/S
0.539% due 04/15/2013	4,200	4,202

CIT Group, Inc.
7.000% due 05/01/2014	700	709

Citibank N.A.
1.750% due 12/28/2012	400	408

Citigroup Funding, Inc.
1.875% due 10/22/2012	600	612

Citigroup, Inc.
5.500% due 04/11/2013	7,100	7,564
5.625% due 08/27/2012	2,800	2,939

Commonwealth Bank of Australia
0.709% due 07/12/2013	13,100	13,133

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.200% due 05/13/2014	2,000	2,129

Countrywide Financial Corp.
5.800% due 06/07/2012	5,700	5,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DanFin Funding Ltd.
0.989% due 07/16/2013		$9,700	$9,696

Deutsche Bank Capital Funding Trust I
3.273% due 12/29/2049		14,600	10,658

Dexia Credit Local S.A.
0.703% due 03/05/2013		9,100	9,075
0.768% due 04/29/2014		4,200	4,188

FIH Erhvervsbank A/S
0.672% due 06/13/2013		15,700	15,696

First Horizon National Corp.
5.375% due 12/15/2015		1,400	1,415

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		3,900	3,939
7.000% due 10/01/2013		50	54
7.375% due 02/01/2011		100	100
7.500% due 08/01/2012		10,600	11,274
7.800% due 06/01/2012		600	638

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	547

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$5,850	7,005
10.500% due 03/25/2014		3,800	4,546

General Electric Capital Corp.
0.490% due 01/08/2016		200	189
2.625% due 12/28/2012		500	519

Golden West Financial Corp.
4.750% due 10/01/2012		600	635

Goldman Sachs Group, Inc.
1.393% due 01/30/2017	EUR	7,900	9,706

HCP, Inc.
6.450% due 06/25/2012		$13,675	14,432

ING Bank NV
3.900% due 03/19/2014		1,100	1,183

International Lease Finance Corp.
5.400% due 02/15/2012		6,400	6,496
5.550% due 09/05/2012		8,300	8,435
6.375% due 03/25/2013		2,900	2,987
6.500% due 09/01/2014		11,200	11,928
6.625% due 11/15/2013		1,805	1,852

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		1,000	234
5.625% due 01/24/2013 (a)		1,700	425

Lloyds TSB Bank PLC
12.000% due 12/29/2049		6,000	6,557

Merrill Lynch & Co., Inc.
6.050% due 08/15/2012		5,300	5,614

Metropolitan Life Global Funding I
0.552% due 03/15/2012		425	425
0.689% due 07/13/2011		6,900	6,909

PNC Preferred Funding Trust I
6.517% due 03/29/2049		1,100	874

Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,298
5.000% due 07/21/2020		5,000	4,995

Regions Financial Corp.
6.375% due 05/15/2012		15,515	15,811

Royal Bank of Scotland Group PLC
0.569% due 10/14/2016		400	331
0.686% due 04/08/2011		2,300	2,301
1.450% due 10/20/2011		11,100	11,165
3.000% due 12/09/2011		1,900	1,940
6.375% due 02/01/2011		3,300	3,311
7.640% due 03/29/2049		4,500	3,015

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		5,100	5,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
0.502% due 03/15/2011		$2,500	$2,491
1.356% due 06/17/2013	EUR	1,100	1,318
3.125% due 09/17/2012		3,200	4,173

SunTrust Bank
1.134% due 12/20/2011		1,400	1,818
6.375% due 04/01/2011		$2,400	2,430

UBS AG
1.384% due 02/23/2012		2,300	2,320

Waha Aerospace BV
3.925% due 07/28/2020		5,600	5,657

Wells Fargo & Co.
7.980% due 03/29/2049		3,500	3,710

Westpac Banking Corp.
2.250% due 11/19/2012		6,900	7,063

			335,806

INDUSTRIALS 9.7%

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,438

Charter Communications Operating LLC
8.000% due 04/30/2012		600	633

Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,089
9.500% due 02/15/2015		300	340

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,945

Cox Communications, Inc.
4.625% due 06/01/2013		1,675	1,794
7.125% due 10/01/2012		8,000	8,777

CVS Caremark Corp.
5.750% due 08/15/2011		2,800	2,887

Daimler Finance North America LLC
5.750% due 09/08/2011		12,200	12,608
7.300% due 01/15/2012		7,300	7,758
7.750% due 01/18/2011		4,400	4,410

Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,611

Devon Financing Corp. ULC
6.875% due 09/30/2011		4,625	4,833

Dow Chemical Co.
6.000% due 10/01/2012		2,272	2,449

El Paso Corp.
7.000% due 05/15/2011		1,100	1,124

EOG Resources, Inc.
1.034% due 02/03/2014		6,600	6,612

Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,756

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		200	227

Gazprom Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,760

General Mills, Inc.
5.250% due 08/15/2013		3,500	3,849

Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,466

Kraft Foods, Inc.
2.625% due 05/08/2013		8,100	8,335
5.625% due 11/01/2011		644	669
6.250% due 06/01/2012		1,096	1,173

MeadWestvaco Corp.
6.850% due 04/01/2012		1,600	1,693

Noble Group Ltd.
6.750% due 01/29/2020		5,000	5,557

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pearson Dollar Finance PLC
5.500% due 05/06/2013		$7,000	$7,553

Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	173

Reynolds American, Inc.
7.250% due 06/01/2012		$2,300	2,460

Rio Tinto Alcan, Inc.
4.875% due 09/15/2012		5,000	5,287

Rogers Communications, Inc.
7.250% due 12/15/2012		1,351	1,506

Shell International Finance BV
3.100% due 06/28/2015		5,500	5,654

Time Warner Cable, Inc.
5.400% due 07/02/2012		10,073	10,698
6.200% due 07/01/2013		3,000	3,334

Time Warner, Inc.
3.150% due 07/15/2015		2,200	2,238

WM Wrigley Jr. Co.
3.050% due 06/28/2013		500	511

Wyeth
5.500% due 03/15/2013		4,000	4,376

			152,583

UTILITIES 4.4%

BP Capital Markets PLC
2.750% due 02/27/2012		4,900	4,961

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	794

Commonwealth Edison Co.
5.400% due 12/15/2011		10,000	10,433

Dominion Resources, Inc.
5.000% due 03/15/2013		3,000	3,224

El Paso Performance-Linked Trust
7.750% due 07/15/2011		1,300	1,337

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012		3,200	3,497

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		4,000	4,336

NGPL PipeCo LLC
6.514% due 12/15/2012		4,000	4,319

NRG Energy, Inc.
8.250% due 09/01/2020		1,900	1,957

Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,197
5.000% due 10/19/2025		2,100	1,911

Qwest Corp.
3.552% due 06/15/2013		8,800	9,240
7.875% due 09/01/2011		5,800	5,988
8.875% due 03/15/2012		11,000	11,921

Vodafone Group PLC
5.350% due 02/27/2012		3,054	3,203

			69,318

Total Corporate Bonds & Notes (Cost $553,573)			557,707

CONVERTIBLE BONDS & NOTES 2.6%

BANKING & FINANCE 0.1%

National City Corp.
4.000% due 02/01/2011		800	805

INDUSTRIALS 2.5%

Amgen, Inc.
0.125% due 02/01/2011		9,400	9,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medtronic, Inc.
1.500% due 04/15/2011	$19,400	$19,497

Transocean, Inc.
1.500% due 12/15/2037	11,000	10,890

		39,822

Total Convertible Bonds & Notes (Cost $39,814)		40,627

MUNICIPAL BONDS & NOTES 0.6%

ILLINOIS 0.4%

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,800	5,820

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	3,300	3,308

Total Municipal Bonds & Notes (Cost $9,100)		9,128

U.S. GOVERNMENT AGENCIES 38.6%

Fannie Mae
0.321% due 12/25/2036 - 07/25/2037	1,603	1,582
0.500% due 10/30/2012	2,400	2,390
0.571% due 04/25/2037	1,052	1,055
0.611% due 07/25/2037 - 03/25/2044	6,456	6,473
0.625% due 09/24/2012 (d)(g)	17,300	17,325
0.661% due 05/25/2031 - 11/25/2032	1,319	1,322
0.750% due 12/18/2013	3,000	2,969
0.781% due 12/25/2022	155	156
0.850% due 08/17/2012	2,500	2,501
1.001% due 03/25/2040	9,420	9,529
1.081% due 04/25/2023	170	173
1.125% due 09/30/2013	8,500	8,524
1.131% due 02/25/2023	9	9
1.181% due 05/25/2022 - 06/17/2027	94	96
1.250% due 06/22/2012	12,900	13,040
1.530% due 07/01/2042 - 06/01/2043	676	677
1.580% due 09/01/2041	396	399
1.625% due 10/26/2015	300	293
1.730% due 09/01/2040	3	3
2.298% due 11/01/2035	134	138
2.701% due 09/01/2035	561	587
2.775% due 07/01/2035	182	191
3.000% due 09/16/2014	1,400	1,476
3.500% due 01/01/2041	9,000	8,607
4.000% due 08/01/2039 - 01/01/2041	16,191	16,127
4.125% due 04/15/2014	4,300	4,693
4.500% due 05/01/2024 - 02/01/2041	232,554	238,842
4.617% due 12/01/2036	48	50
4.625% due 10/15/2013	2,500	2,746
4.829% due 09/01/2034	40	42
5.000% due 04/25/2033 - 01/01/2041	83,138	87,419
5.500% due 05/01/2025 - 01/01/2041	41,594	44,739
6.000% due 03/01/2017 - 01/01/2039	29,195	31,780
6.465% due 12/25/2042	14	17
6.500% due 04/01/2036 - 05/01/2040	26,989	30,042

FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037	12,266	12,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FDIC Structured Sale Guaranteed Notes
0.000% due 10/25/2011	$2,600	$2,586

Federal Housing Administration
7.430% due 10/01/2020	7	6

Freddie Mac
0.301% due 12/25/2036	1,992	1,980
0.410% due 07/15/2019 - 08/15/2019	3,834	3,829
0.515% due 11/26/2012	100	100
0.521% due 08/25/2031	237	231
0.560% due 05/15/2036	734	734
0.610% due 12/15/2030	131	131
0.660% due 06/15/2018	81	81
1.542% due 02/25/2045	499	493
1.750% due 06/15/2012	12,900	13,132
2.800% due 07/01/2035	412	430
3.000% due 07/28/2014	100	105
3.500% due 01/01/2041	1,000	954
4.500% due 01/15/2014 - 01/01/2041	19,523	20,342
5.000% due 07/15/2014	7,700	8,638
5.500% due 08/15/2030 - 02/01/2040	3,470	3,703
6.000% due 09/01/2016 - 05/01/2040	1,007	1,093
6.500% due 07/25/2043	107	123

Small Business Administration
5.600% due 09/01/2028	838	905

Total U.S. Government Agencies (Cost $608,403)		607,751

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
0.375% due 09/30/2012 (g)	481	480
0.500% due 11/30/2012 (d)	1,734	1,732
0.625% due 12/31/2012	800	801
1.375% due 11/30/2015 (d)(g)	1,803	1,752

Total U.S. Treasury Obligations (Cost $4,811)		4,765

MORTGAGE-BACKED SECURITIES 9.8%

Adjustable Rate Mortgage Trust
2.996% due 09/25/2035	1,701	1,296

American Home Mortgage Investment Trust
2.261% due 02/25/2045	288	259
2.264% due 10/25/2034	699	620

Arkle Master Issuer PLC
0.374% due 02/17/2052	30,200	29,912

Banc of America Funding Corp.
5.893% due 01/20/2047	1,083	787

Banc of America Mortgage Securities, Inc.
2.767% due 07/25/2034	2,067	1,916
2.959% due 05/25/2033	920	900
6.500% due 10/25/2031	26	27

Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 08/25/2035	4,126	3,912
2.850% due 04/25/2033	10	10
2.926% due 01/25/2034	48	48
2.934% due 03/25/2035	4,456	4,273
2.941% due 08/25/2035	672	490
2.960% due 07/25/2034	685	523
3.102% due 02/25/2033	2	2
4.995% due 01/25/2035	488	458
5.489% due 04/25/2033	19	19

Bear Stearns Alt-A Trust
0.421% due 02/25/2034	774	618

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	411
5.471% due 01/12/2045	1,200	1,283

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	$25	$25

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	1,547	1,015
5.339% due 12/26/2046	856	602

Citigroup Mortgage Loan Trust, Inc.
2.820% due 12/25/2035	374	343
2.930% due 08/25/2035	1,745	927

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	3,760

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	873	508
6.000% due 10/25/2033	35	35

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	2,142	1,867
3.121% due 11/25/2034	1,263	1,026
5.250% due 02/20/2036	788	527

Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	2	2
2.528% due 07/25/2033	8,365	7,759

Credit Suisse Mortgage Capital Certificates
0.330% due 02/15/2022	3,351	3,175
5.659% due 03/15/2039	400	421

CW Capital Cobalt Ltd.
5.334% due 04/15/2047	2,461	2,542

FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	5,500	5,497

First Horizon Alternative Mortgage Securities
2.545% due 09/25/2034	2,293	2,132

First Horizon Asset Securities, Inc.
2.924% due 08/25/2035	713	583

GMAC Mortgage Corp. Loan Trust
3.162% due 11/19/2035	384	336

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	12,328	12,140

Granite Master Issuer PLC
0.401% due 12/20/2054	8,148	7,585

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	296	274
0.341% due 01/25/2047	348	333

Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	2,435	2,099

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	211
5.444% due 03/10/2039	1,900	2,005

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	1,815	1,772

GSR Mortgage Loan Trust
2.825% due 09/25/2035	1,832	1,758

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	193	127
2.960% due 07/19/2035	1,059	847

Impac CMB Trust
1.261% due 07/25/2033	334	299

Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034	528	390

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	625
5.882% due 02/15/2051	1,300	1,379

JPMorgan Mortgage Trust
5.036% due 02/25/2035	508	509
5.750% due 01/25/2036	95	86

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset Securitization Trust
5.500% due 09/25/2033	$35	$36

Mellon Residential Funding Corp.
0.740% due 06/15/2030	269	263

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	2,758

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	578	448

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	442	397
1.254% due 10/25/2035	266	231
1.820% due 01/25/2029	41	40
4.250% due 10/25/2035	1,249	1,077

Morgan Stanley Capital I
0.321% due 10/15/2020	1,603	1,541
5.809% due 12/12/2049	300	321

Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	700	750

Prime Mortgage Trust
0.661% due 02/25/2019	5	5
0.661% due 02/25/2034	29	26

Residential Funding Mortgage Securities I
3.274% due 09/25/2035	1,576	1,152

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	95	97

Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	436	255
2.633% due 01/25/2035	1,551	1,252
2.714% due 08/25/2035	467	379
2.737% due 08/25/2034	818	778
2.770% due 02/25/2034	604	575

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	346	347
0.511% due 07/19/2035	1,192	1,116
0.541% due 02/25/2036	273	166
0.921% due 09/19/2032	9	8

Structured Asset Securities Corp.
2.856% due 10/25/2035	533	429

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	610	602
0.381% due 10/25/2046	1,921	1,905

UBS Commercial Mortgage Trust
1.160% due 07/15/2024	2,891	2,723

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	2,125	1,988
0.351% due 09/15/2021	6,170	6,013

WaMu Mortgage Pass-Through Certificates
0.531% due 12/25/2045	235	203
0.551% due 10/25/2045	1,352	1,150
1.058% due 01/25/2047	558	374
1.528% due 11/25/2042	100	89
1.538% due 05/25/2041	51	49
1.728% due 06/25/2042	58	49
1.728% due 08/25/2042	253	230
2.904% due 02/27/2034	45	46
3.154% due 09/25/2046	753	568

Wells Fargo Mortgage-Backed Securities Trust
2.844% due 06/25/2035	4,416	4,259
2.888% due 10/25/2035	1,620	1,507
3.425% due 03/25/2036	872	776
4.902% due 09/25/2035	1,970	1,943
4.911% due 01/25/2035	1,246	1,258
4.967% due 12/25/2034	854	839

Total Mortgage-Backed Securities (Cost $159,517)		154,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.4%

ACE Securities Corp.
0.321% due 10/25/2036		$145	$51

AMMC CDO
0.539% due 08/08/2017		3,500	3,309

Amortizing Residential Collateral Trust
0.841% due 07/25/2032		13	12

Asset-Backed Funding Certificates
0.321% due 01/25/2037		59	58

Asset-Backed Securities Corp. Home Equity
0.536% due 09/25/2034		286	260
1.910% due 03/15/2032		203	163

Atrium CDO Corp.
0.718% due 06/27/2015		5,414	5,147

Bear Stearns Asset-Backed Securities Trust
1.261% due 10/25/2037		3,594	2,384

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		216	214
0.311% due 06/25/2047		759	748
0.331% due 06/25/2047		134	132
0.341% due 06/25/2037		42	41
0.371% due 10/25/2046		22	22
0.521% due 05/25/2036		2,500	2,174
0.741% due 12/25/2031		43	23

Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		9	8

Equity One ABS, Inc.
0.821% due 11/25/2032		13	12

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		158	156

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		80	80

GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036		19	7

HSBC Home Equity Loan Trust
0.551% due 01/20/2034		1,658	1,514

Landmark CDO Ltd.
0.759% due 01/15/2016		2,582	2,453

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		34	28

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		6	6

Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		1,028	1,007

Navigator CDO Ltd.
1.136% due 11/15/2015		3,969	3,831

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		3,000	3,023

SLM Student Loan Trust
1.105% due 10/25/2023	EUR	5,500	6,838
1.910% due 12/15/2017		$3,758	3,760

Structured Asset Securities Corp.
0.311% due 10/25/2036		82	82

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		5	5

Total Asset-Backed Securities (Cost $39,588)			37,548

SOVEREIGN ISSUES 3.7%

Brazil Government International Bond
7.875% due 03/07/2015		900	1,080

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	223	$132
10.000% due 01/01/2017		4,500	2,486

Canada Government International Bond
1.500% due 12/01/2012	CAD	25,400	25,465

Canada Housing Trust No. 1
2.450% due 12/15/2015		22,000	21,893

Korea Development Bank
3.250% due 03/09/2016		$5,300	5,166

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		1,000	1,003
2.125% due 05/20/2012	EUR	700	949

Total Sovereign Issues (Cost $56,718)			58,174

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Bank of America Corp.
7.250% due 12/31/2049		1,339	1,281

Wells Fargo & Co.
7.500% due 12/31/2049		7,463	7,467

			8,748

CONSUMER DISCRETIONARY 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		4,000	33

Total Convertible Preferred Securities (Cost $7,136)			8,781

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

DG Funding Trust
0.681% due 03/06/2032		420	3,206

	SHARES	MARKET VALUE (000S)

Farm Credit Bank
10.000% due 03/06/2032	1,900	$2,053

Total Preferred Securities (Cost $6,419)		5,259

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.6%

CERTIFICATES OF DEPOSIT 1.4%

Bank of Nova Scotia
0.589% due 10/18/2012	$4,600	4,607

Intesa Sanpaolo SpA
2.375% due 12/21/2012	7,200	7,230

Itau Unibanco S.A.
1.300% due 03/14/2011	3,400	3,407
1.450% due 06/13/2011	3,300	3,317
1.700% due 09/12/2011	3,400	3,428

		21,989

CORPORATE BONDS & NOTES 1.1%

BellSouth Corp.
4.295% due 04/26/2021	5,400	5,465

Pacific Gas & Electric Co.
0.869% due 10/11/2011	12,500	12,498

		17,963

REPURCHASE AGREEMENTS 0.5%

Barclays Capital, Inc.
0.250% due 01/03/2011	3,000	3,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $3,080. Repurchase proceeds are $3,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	$1,900	$1,900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.375% due 11/15/2019 valued at $1,951. Repurchase proceeds are $1,900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	3,503	3,503
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $3,575. Repurchase proceeds are $3,503.)

		8,403

U.S. TREASURY BILLS 0.3%
0.169% due 01/06/2011 - 06/16/2011 (b)(d)(e)	4,020	4,018

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 20.3%
	31,920,432	319,715

Total Short-Term Instruments (Cost $371,993)		372,088

Total Investments 118.2% (Cost $1,860,196)		$1,859,347

Written Options (i) (0.3%) (Premiums $3,182)		(4,509)

Other Assets and Liabilities (Net) (17.9%)		(282,240)

Net Assets 100.0%		$1,572,598

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $2,099 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $3,878 has been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $40,730 at a weighted average interest rate of 0.062%. On December 31, 2010, there were no open repurchase agreements.
(g)	Securities with an aggregate market value of $2,674 and cash of $12 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	173	$(36)
90-Day Eurodollar December Futures	Long	12/2012	98	(173)
90-Day Eurodollar June Futures	Long	06/2011	168	74
90-Day Eurodollar June Futures	Long	06/2012	237	(182)
90-Day Eurodollar June Futures	Long	06/2013	8	(11)
90-Day Eurodollar March Futures	Long	03/2011	1,606	233
90-Day Eurodollar March Futures	Long	03/2012	275	(132)
90-Day Eurodollar March Futures	Long	03/2013	63	(121)
90-Day Eurodollar September Futures	Long	09/2011	64	39
90-Day Eurodollar September Futures	Long	09/2012	242	(346)
90-Day Eurodollar September Futures	Long	09/2013	30	(71)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	7	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	7	(7)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	8	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	7	(9)

				$(752)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(h)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.773%	$300	$1	$(1)	$2
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.292%	1,100	(15)	(14)	(1)
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%	5,100	(12)	(39)	27
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%	1,000	(2)	(15)	13
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%	1,000	(2)	(10)	8
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%	400	(1)	(4)	3
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%	500	(1)	(5)	4
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%	3,500	5	(23)	28
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%	100	0	(1)	1
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%	700	1	(4)	5
Citigroup, Inc.	JPM	1.000%	03/20/2011	0.538%	1,600	2	(10)	12
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	0.917%	2,600	11	1	10
France Government Bond	CITI	0.250%	12/20/2015	1.062%	2,600	(99)	(68)	(31)
France Government Bond	GSC	0.250%	12/20/2015	1.062%	5,100	(194)	(137)	(57)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.860%	11/20/2011	0.935%	2,600	1	0	1
General Electric Capital Corp.	BNP	0.780%	03/20/2011	0.529%	900	1	0	1
General Electric Capital Corp.	BNP	1.250%	03/20/2013	0.935%	700	5	0	5
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.079%	2,200	190	0	190
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%	1,600	154	0	154
General Electric Capital Corp.	DUB	0.800%	06/20/2011	0.529%	4,300	7	0	7
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%	600	5	0	5
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.079%	2,400	224	0	224
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.079%	1,900	215	0	215
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.357%	100	(2)	(6)	4
Indonesia Government International Bond	CITI	1.000%	06/20/2011	0.376%	1,650	6	1	5
Indonesia Government International Bond	HSBC	1.000%	06/20/2011	0.376%	550	1	0	1
Indonesia Government International Bond	MSC	1.000%	06/20/2011	0.376%	1,650	5	4	1
Indonesia Government International Bond	RBS	1.000%	06/20/2011	0.376%	1,650	5	3	2
Japan Government International Bond	BCLY	1.000%	06/20/2015	0.628%	2,400	39	37	2
Japan Government International Bond	BCLY	1.000%	12/20/2015	0.691%	1,400	22	25	(3)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.718%	4,400	64	59	5
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%	1,400	21	24	(3)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%	5,900	86	82	4
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%	100	2	1	1
Japan Government International Bond	DUB	1.000%	09/20/2015	0.661%	9,000	143	149	(6)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.590%	4,200	72	40	32
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%	600	10	7	3
Japan Government International Bond	MSC	1.000%	12/20/2015	0.691%	1,500	23	26	(3)
Japan Government International Bond	UBS	1.000%	12/20/2015	0.691%	1,400	21	22	(1)
Mexico Government International Bond	BCLY	1.000%	09/20/2015	1.080%	5,100	(16)	(39)	23
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%	1,900	(5)	(17)	12
South Korea Government Bond	HSBC	1.000%	12/20/2015	0.934%	2,600	9	21	(12)
South Korea Government Bond	MSC	1.000%	12/20/2015	0.934%	2,900	10	(4)	14
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.637%	1,400	21	8	13
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.637%	1,200	18	8	10
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%	200	3	1	2
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.637%	2,600	40	16	24
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	4,500	69	24	45

						$1,163	$162	$1,001

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$	1,900	$226	$190	$36
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014		1,000	119	100	19
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		12,200	1,566	1,439	127
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		400	51	50	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		6,100	783	678	105
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	64	56	8
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		8,300	1,065	966	99
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		1,500	208	190	18
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,800	249	235	14
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	28	25	3
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		800	110	104	6
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		3,700	512	481	31
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		7,600	239	38	201
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		7,100	223	(53)	276
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		600	19	(3)	22
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		400	13	(2)	15

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$	4,815	$21	$0	$21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		1,059	5	0	5
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		22,200	163	(65)	228
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		1,000	7	(5)	12
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		2,200	16	(13)	29
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015		1,100	8	(5)	13
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		2,400	18	(12)	30
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		8,198	101	0	101
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		193	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		386	4	0	4

						$5,820	$4,394	$1,426

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC	BRL	2,400	$13	$4	$9
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		6,600	34	9	25
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		4,900	39	20	19
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		16,700	134	34	100
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	9	0	9
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		2,300	8	0	8
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		11,100	37	(5)	42
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		400	3	2	1
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		2,200	14	4	10
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	3,630	(55)	3,685
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		1,000	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,600	7	(2)	9
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		7,100	31	1	30
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		3,400	15	1	14
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		14,800	54	32	22
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		2,400	0	3	(3)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,600	1	3	(2)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		2,200	12	3	9
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,000	19	0	19
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		1,100	7	3	4
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,300	19	8	11
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		11,300	112	11	101
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		8,900	67	28	39
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		23,500	207	23	184
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		2,300	1	0	1
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		2,500	11	11	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		1,100	8	0	8
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		2,500	21	0	21
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,200	11	3	8
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		600	8	3	5
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		600	8	4	4
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BNP		11,800	122	0	122
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		600	9	4	5
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	16,900	225	0	225

							$4,900	$152	$4,748

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(i)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise P rice	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	52	$21	$1
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	78	31	44
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	52	26	193
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	78	52	33

				$130	$271

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	19,600	$40	$95
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,400	129	209
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800	12	25
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		62,000	537	841
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,500	49	69
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		26,500	254	334
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,300	168	193
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		23,500	244	354
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,300	90	105
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,300	88	117
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,200	178	275
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,600	239	373
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,800	292	360
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900	98	119
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		3,900	54	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		1,900	26	28
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		2,000	28	30

								$2,526	$3,585

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$	8,400	$18	$17
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		8,400	23	8
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		3,000	5	2
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011		3,300	7	14
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011		3,300	19	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	3,400	13	2
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		3,300	10	8
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		3,300	26	6
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		5,600	21	4

							$142	$63

Straddle Options
Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	9,800	$52	$79
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		9,100	46	74
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		17,100	189	288
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		8,900	97	149

						$384	$590

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	265	$168,100	EUR	2,000	$1,674
Sales	696	854,100		99,600	6,130
Closing Buys	(627)	(548,800)		(86,000)	(3,955)
Expirations	0	(36,100)		0	(222)
Exercised	(74)	(107,500)		0	(445)

Balance at 12/31/2010	260	$329,800	EUR	15,600	$3,182

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(j)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$9,000	$8,513	$8,598
Fannie Mae	4.000%	01/01/2041	5,000	4,935	4,975
Fannie Mae	6.000%	01/01/2041	4,000	4,342	4,348
Freddie Mac	3.500%	01/01/2041	1,000	944	953

				$18,734	$18,874

(k)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	600	01/2011	BNP	$19	$0	$19
Buy		3,424	01/2011	CSFB	237	0	237
Buy	BRL	34,841	03/2011	CITI	292	0	292
Buy		186	09/2011	BOA	6	0	6
Buy	CAD	1,210	02/2011	BNP	29	0	29
Buy		1,406	02/2011	BOA	25	0	25
Sell		7,217	02/2011	DUB	0	(86)	(86)
Buy		426	02/2011	MSC	8	0	8
Buy	CNY	580	11/2011	BCLY	0	0	0
Buy		3,488	11/2011	CITI	3	0	3
Buy		17,558	11/2011	HSBC	0	(17)	(17)
Buy		18,666	11/2011	JPM	0	(12)	(12)
Buy		20,903	02/2012	BCLY	0	(16)	(16)
Sell	EUR	464	01/2011	BCLY	0	(10)	(10)
Sell		600	01/2011	BNP	0	(12)	(12)
Sell		696	01/2011	BOA	0	(15)	(15)
Sell		18,394	01/2011	CITI	851	(14)	837
Sell		996	01/2011	CSFB	3	(5)	(2)
Sell		2,771	01/2011	MSC	35	(41)	(6)
Sell		529	01/2011	RBC	0	(6)	(6)
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		706	01/2011	UBS	0	(13)	(13)
Sell	GBP	299	03/2011	BCLY	0	0	0
Sell		299	03/2011	DUB	0	0	0
Sell		199	03/2011	RBS	1	0	1
Buy	IDR	9,443,071	04/2011	CITI	0	0	0
Buy		1,846,000	04/2011	JPM	4	0	4
Buy		2,739,000	04/2011	MSC	2	0	2
Buy		8,967,000	07/2011	CITI	0	(4)	(4)
Buy		1,142,900	07/2011	HSBC	2	0	2
Buy		4,679,000	07/2011	JPM	1	0	1
Buy		9,073,000	10/2011	DUB	0	(1)	(1)
Buy		19,155,525	10/2011	RBS	0	(12)	(12)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		25,000	01/2011	BCLY	0	(9)	(9)
Buy		36,384	01/2011	CITI	13	0	13
Sell		36,000	01/2011	JPM	0	(17)	(17)
Sell		21,044	01/2011	RBS	0	(6)	(6)
Buy		15,290	03/2011	BCLY	1	0	1
Buy		29,044	03/2011	RBS	6	0	6
Buy		25,000	05/2011	BCLY	9	0	9
Buy		9,290	05/2011	BOA	4	0	4
Buy		36,000	05/2011	JPM	17	0	17
Buy	JPY	33,060	01/2011	BCLY	10	0	10
Buy		105,972	01/2011	CITI	32	0	32
Buy		206,899	01/2011	CSFB	87	0	87
Sell		249,435	01/2011	GSC	0	(109)	(109)
Buy		27,596	01/2011	JPM	6	0	6
Buy		57,840	01/2011	MSC	5	0	5
Buy		50,322	01/2011	RBC	19	0	19
Sell		148,473	01/2011	RBC	0	(66)	(66)
Buy		7,505	01/2011	RBS	3	0	3
Sell		296,947	01/2011	RBS	0	(125)	(125)
Buy		107,990	01/2011	UBS	24	0	24
Buy	KRW	230,820	01/2011	CITI	4	0	4
Buy		691,460	01/2011	JPM	11	0	11
Sell		5,131,004	01/2011	JPM	0	(90)	(90)
Buy		4,208,724	01/2011	MSC	26	(7)	19
Buy		315,600	05/2011	BCLY	0	(3)	(3)
Buy		341,490	05/2011	BOA	2	0	2

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,794,160	05/2011	CITI	$2	$(11)	$(9)
Buy		185,785	05/2011	GSC	0	(1)	(1)
Buy		402,500	05/2011	HSBC	3	(1)	2
Buy		6,893,704	05/2011	JPM	116	(4)	112
Buy		1,122,130	05/2011	MSC	0	(8)	(8)
Buy		347,000	05/2011	RBS	0	0	0
Buy		348,450	05/2011	UBS	8	0	8
Buy	MXN	26,819	02/2011	BCLY	64	0	64
Buy		38,036	02/2011	BOA	105	0	105
Buy		18,739	02/2011	CITI	15	(3)	12
Buy		7,555	02/2011	JPM	10	0	10
Buy		76,498	02/2011	MSC	75	(3)	72
Buy		21,226	02/2011	UBS	13	0	13
Buy	MYR	1,850	02/2011	BCLY	8	0	8
Buy		650	02/2011	CITI	3	0	3
Buy		1,140	02/2011	DUB	5	0	5
Buy		620	02/2011	HSBC	3	0	3
Buy		2,080	02/2011	JPM	8	0	8
Buy		610	02/2011	RBS	2	0	2
Buy	PHP	17,646	02/2011	CITI	6	0	6
Buy		8,812	02/2011	JPM	3	0	3
Buy		4,248	04/2011	BCLY	0	(2)	(2)
Buy		8,800	04/2011	BOA	3	0	3
Buy		12,997	04/2011	CITI	1	(1)	0
Buy		13,018	04/2011	JPM	2	(2)	0
Buy		84,599	06/2011	BCLY	51	0	51
Buy		4,000	06/2011	BOA	0	(1)	(1)
Buy		46,796	06/2011	CITI	5	(9)	(4)
Buy		12,276	06/2011	DUB	2	0	2
Buy		5,977	06/2011	HSBC	1	0	1
Buy		43,465	06/2011	JPM	17	(1)	16
Buy		50,354	11/2011	CITI	11	(2)	9
Buy		6,608	11/2011	DUB	2	0	2
Buy		13,176	11/2011	GSC	3	0	3
Buy		26,314	11/2011	JPM	7	(1)	6
Buy	SGD	920	01/2011	JPM	17	0	17
Sell		920	01/2011	RBS	0	(18)	(18)
Buy		128	02/2011	CITI	0	0	0
Buy		783	02/2011	HSBC	10	0	10
Buy		131	02/2011	MSC	2	0	2
Buy		264	03/2011	CITI	6	0	6
Buy		257	03/2011	GSC	0	0	0
Buy		1,181	03/2011	HSBC	20	0	20
Buy		517	03/2011	JPM	3	0	3
Buy		132	03/2011	MSC	3	0	3
Buy		257	06/2011	CITI	0	0	0
Buy		1,465	06/2011	DUB	18	0	18
Buy		1,361	06/2011	GSC	11	0	11
Buy		972	06/2011	JPM	8	0	8
Buy		920	06/2011	RBS	18	0	18
Buy	TRY	590	01/2011	BCLY	0	(19)	(19)
Buy		303	01/2011	CITI	0	(4)	(4)
Buy		302	01/2011	CSFB	0	(5)	(5)
Buy		2,233	01/2011	HSBC	0	(58)	(58)
Buy		1,789	01/2011	JPM	0	(45)	(45)
Buy		310	01/2011	MSC	0	0	0
Buy		311	01/2011	UBS	1	0	1
Buy	TWD	2,845	01/2011	DUB	6	0	6
Sell		8,720	01/2011	DUB	0	(9)	(9)
Buy		1,742	01/2011	JPM	5	0	5
Buy		2,681	01/2011	MSC	7	0	7
Buy		1,452	01/2011	UBS	4	0	4
Buy		6,639	04/2011	BOA	14	0	14
Buy		13,420	04/2011	DUB	23	0	23
Buy		6,813	04/2011	JPM	13	0	13
Buy	ZAR	1,457	01/2011	BCLY	20	0	20
Buy		26,842	01/2011	HSBC	228	0	228
Buy		2,820	01/2011	JPM	27	0	27
Buy		1,394	01/2011	MSC	11	0	11
Buy		1,394	04/2011	JPM	8	0	8
Buy		1,395	04/2011	MSC	8	0	8
Buy		1,520	09/2011	BCLY	23	0	23
Buy		760	09/2011	MSC	11	0	11
Buy		760	09/2011	UBS	11	0	11

					$2,907	$(905)	$2,002

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$3,216	$0	$3,216
Corporate Bonds & Notes
Banking & Finance	0	335,806	0	335,806
Industrials	0	152,583	0	152,583
Utilities	0	69,318	0	69,318
Convertible Bonds & Notes
Banking & Finance	0	805	0	805
Industrials	0	39,822	0	39,822
Municipal Bonds & Notes
Illinois	0	5,820	0	5,820
New Jersey	0	3,308	0	3,308
U.S. Government Agencies	0	595,601	12,150	607,751
U.S. Treasury Obligations	0	4,765	0	4,765
Mortgage-Backed Securities	0	148,806	5,497	154,303
Asset-Backed Securities	0	22,808	14,740	37,548
Sovereign Issues	0	58,174	0	58,174
Convertible Preferred Securities
Banking & Finance	8,748	0	0	8,748
Consumer Discretionary	0	33	0	33
Preferred Securities
Banking & Finance	0	2,053	3,206	5,259
Short-Term Instruments
Certificates of Deposit	0	21,989	0	21,989
Corporate Bonds & Notes	0	17,963	0	17,963

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Repurchase Agreements	$0	$8,403	$0	$8,403
U.S. Treasury Bills	0	4,018	0	4,018
PIMCO Short-Term Floating NAV Portfolio	319,715	0	0	319,715
	$328,463	$1,495,291	$35,593	$1,859,347

Short Sales, at value	$0	$(18,874)	$0	$(18,874)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,544	0	2,544
Foreign Exchange Contracts	0	2,907	0	2,907
Interest Rate Contracts	346	4,753	0	5,099
	$346	$10,204	$0	$10,550

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(181)	0	(181)
Foreign Exchange Contracts	0	(905)	0	(905)
Interest Rate Contracts	(1,098)	(3,860)	(590)	(5,548)
	$(1,098)	$(4,946)	$(590)	$(6,634)

Totals	$327,711	$1,481,675	$35,003	$1,844,389

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$5,891	$0	$0	$0	$0	$665	$0	$(6,556)	$0	$0
U.S. Government Agencies	7	13,700	(1,430)	0	0	(127)	0	0	12,150	(127)
Mortgage-Backed Securities	0	5,493	0	0	0	4	0	0	5,497	4
Asset-Backed Securities	8,754	8,100	(2,430)	38	59	219	0	0	14,740	148
Preferred Securities
Banking & Finance	3,727	0	0	0	0	(521)	0	0	3,206	(521)

	$18,379	$27,293	$(3,860)	$38	$59	$240	$0	$(6,556)	$35,593	$(496)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(384)	$0	$0	$(206)	$0	$0	$(590)	$(206)

Totals	$18,379	$27,293	$(4,244)	$38	$59	$34	$0	$(6,556)	$35,003	$(702)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$270	$0	$0	$0	$0	$270
Unrealized appreciation on foreign currency contracts	0	2,907	0	0	0	2,907
Unrealized appreciation on swap agreements	4,753	0	2,544	0	0	7,297

	$5,023	$2,907	$2,544	$0	$0	$10,474

Liabilities:
Written options outstanding	$4,446	$0	$63	$0	$0	$4,509
Unrealized depreciation on foreign currency contracts	0	905	0	0	0	905
Unrealized depreciation on swap agreements	5	0	117	0	0	122

	$4,451	$905	$180	$0	$0	$5,536

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$6,740	$221	$4,207	$0	$0	$11,168
Net realized gain on foreign currency transactions	0	317	0	0	0	317

	$6,740	$538	$4,207	$0	$0	$11,485

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(1,929)	$0	$1,504	$0	$0	$(425)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,803	0	0	0	1,803

	$(1,929)	$1,803	$1,504	$0	$0	$1,378

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(752) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

20	PIMCO Variable Insurance Trust

December 31, 2010

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

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December 31, 2010

subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

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December 31, 2010

credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a

26	PIMCO Variable Insurance Trust

December 31, 2010

specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 14,697	$72,502

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$ 283,220	$762,833	$(726,500)	$170		$(8)	$319,715	$1,333

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,820,681	$3,531,650	$736,670	$139,380

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

December 31, 2010

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	760	$7,884	3,275	$30,947
Administrative Class	57,827	597,893	46,012	468,845
Advisor Class	15,797	163,102	18,065	185,671
Issued as reinvestment of distributions
Institutional Class	111	1,151	438	4,437
Administrative Class	2,070	21,522	6,172	62,293
Advisor Class	462	4,796	979	9,970
Cost of shares redeemed
Institutional Class	(1,412)	(14,561)	(537)	(5,241)
Administrative Class	(29,346)	(303,093)	(82,215)	(788,755)
Advisor Class	(7,978)	(82,995)	(803)	(8,238)
Net increase (decrease) resulting from Portfolio share transactions	38,291	$395,699	(8,614)	$(40,071)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	1	99
Administrative Class	4	70
Advisor Class	3	91

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses (3)		Post-October Deferral (4)
$8,538	$—	$4,031		$(2,433)		$(25,113)		$(7,762)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017(5)	12/31/2018(5)
$—	$—	$—	$—	$—	$24,387	$726

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (6)
$1,861,501	$21,338		$(23,492)		$(2,154)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$27,469	$—	$—
12/31/2009	$56,450	$21,879	$—

(7)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	ULC	Unlimited Liability Corporation
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate

Annual Report	December 31, 2010	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

5.10%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

34	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

36	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA49_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Money Market Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Treasury Repurchase Agreements	50.8%
Government Agency Debt	24.2%
Treasury Debt	11.1%
Financial Company Commercial Paper	6.7%
Other	7.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (09/30/99)
PIMCO Money Market Portfolio Administrative Class	0.05%	0.05%	0.05%	2.35%	2.13%	2.54%
Citigroup 3-Month Treasury Bill Index±	—	—	0.13%	2.30%	2.26%	2.64%
Lipper Money Market Fund Index±±	—	—	0.01%	2.37%	2.09%	2.50%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.47% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corp. (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,000.27	$1,024.10
Expenses Paid During Period†	$1.11	$1.12

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.25%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity was fairly stable over the reporting period and was maintained at a low level to contain interest rate risk.

»

The Portfolio moved its exposure from Agency discount notes to U.S. Treasuries and repurchase agreements, although the Portfolio did maintain an allocation to Agency debentures and commercial paper, which provided a yield advantage over U.S. Treasury bills.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007		12/31/2006

Administrative Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.02	0.05		0.05
Total income from investment operations	0.00	0.00	0.02	0.05		0.05
Dividends from net investment income	0.00 ^	0.00 ^	(0.02)	(0.05)		(0.05)
Total distributions	0.00	0.00	(0.02)	(0.05)		(0.05)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return	0.05%	0.11%	2.24%	4.86%		4.61%
Net assets end of year (000s)	$47,775	$55,381	$58,511	$167,465		$66,240
Ratio of expenses to average net assets	0.22%	0.33%	0.48%	0.49	%(b)	0.50%
Ratio of expenses to average net assets excluding waivers	0.47%	0.50%	0.48%	0.49	%(b)	0.50%
Ratio of net investment income to average net assets	0.04%	0.08%	2.58%	4.76%		4.61%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$127,290
Repurchase agreements, at value	131,592
Receivable for Portfolio shares sold	1
Interest and dividends receivable	137
259,020

Liabilities:
Payable for Portfolio shares redeemed	$3
Accrued related party fees	46
49

Net Assets	$258,971

Net Assets Consist of:
Paid in capital	$258,946
Undistributed net investment income	6
Accumulated undistributed net realized gain	19
$258,971

Net Assets:
Institutional Class	$211,196
Administrative Class	47,775

Shares Issued and Outstanding:
Institutional Class	211,174
Administrative Class	47,770

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$127,290
Cost of Repurchase Agreements Owned	$131,592

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$709
Total Income	709

Expenses:
Investment advisory fees	318
Supervisory and administrative fees	530
Servicing fees – Administrative Class	77
Trustees' fees	4
Reimbursement to Manager	13
Total Expenses	942
Waiver and/or Reimbursement by PIMCO	(348)
Net Expenses	594

Net Investment Income	115

Net Realized and Unrealized Gain:
Net realized gain on investments	24
Net Gain	24

Net Increase in Net Assets Resulting from Operations	$139

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

(Decrease) in Net Assets from:

Operations:
Net investment income	$115	$269
Net realized gain	24	103
Net increase resulting from operations	139	372

Distributions to Shareholders:
From net investment income
Institutional Class	(106)	(305)
Administrative Class	(26)	(67)

Total Distributions	(132)	(372)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions*	(7,163)	(9,754)

Total (Decrease) in Net Assets	(7,156)	(9,754)

Net Assets:
Beginning of year	266,127	275,881
End of year	$258,971	$266,127

*See	note 9 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 100.0%

ASSET BACKED COMMERCIAL PAPER 4.5%

Straight-A Funding LLC
0.260% due 01/03/2011	$5,000	$5,000
0.260% due 01/05/2011	6,750	6,750

		11,750

CERTIFICATES OF DEPOSIT 0.4%

BNP Paribas
0.361% due 03/22/2011	1,000	1,000

FINANCIAL COMPANY COMMERCIAL PAPER 6.7%

Bank of America Corp.
0.300% due 01/10/2011	5,300	5,300

BNP Paribas
0.300% due 01/05/2011	1,500	1,500

Citigroup Funding, Inc.
0.270% due 01/05/2011	2,600	2,600
0.300% due 02/07/2011	2,600	2,599

Rabobank USA Financial Co.
0.330% due 04/04/2011	5,300	5,295

		17,294

GOVERNMENT AGENCY DEBT 24.2%

Citibank N.A.
0.453% due 03/30/2011 (b)	505	505

Citigroup Funding, Inc.
0.206% due 05/05/2011 (b)	4,150	4,149

Federal Home Loan Bank
0.166% due 07/25/2011	12,800	12,795
0.540% due 05/24/2011	10,700	10,699
0.560% due 05/27/2011	2,200	2,200

General Electric Capital Corp.
0.382% due 03/11/2011 (b)	2,200	2,201

Goldman Sachs Group, Inc.
0.382% due 03/15/2011 (b)	2,650	2,651
1.625% due 07/15/2011 (b)	825	830

JPMorgan Chase & Co.
0.364% due 02/23/2011 (b)	500	500
0.420% due 04/01/2011 (b)	12,600	12,606

SunTrust Bank
3.000% due 11/16/2011 (b)	9,700	9,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.000% due 12/09/2011 (b)	$3,500	$3,587

		62,642

OTHER NOTES 2.3%

AT&T Corp.
7.300% due 11/15/2011	500	529

BP Capital Markets PLC
1.302% due 03/17/2011	1,200	1,202

Metropolitan Life Global Funding I
0.689% due 07/13/2011	500	500
5.125% due 11/09/2011	1,300	1,350

Svenska Handelsbanken AB
0.390% due 04/02/2011	1,000	1,000

Wells Fargo & Co.
6.375% due 08/01/2011	1,300	1,332

		5,913

TREASURY DEBT 11.1%

U.S. Treasury Bills
0.129% due 01/06/2011 - 12/15/2011 (a)	28,700	28,691

TREASURY REPURCHASE AGREEMENTS 50.8%

Banc of America Securities LLC
0.280% due 01/03/2011	6,300	6,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.625% due 06/30/2012 valued at $6,427. Repurchase proceeds are $6,300.)

Barclays Capital, Inc.
0.250% due 01/03/2011	24,500	24,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $25,400. Repurchase proceeds are $24,500.)

BNP Paribas Securities Corp.
0.180% due 01/03/2011	22,000	22,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $22,544. Repurchase proceeds are $22,000.)

Citigroup Global Markets, Inc.
0.270% due 01/03/2011	1,700	1,700
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.750% due 11/30/2011 valued at $1,739. Repurchase proceeds are $1,700.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Securities (USA) LLC
0.280% due 01/03/2011	$24,500	$24,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $25,086. Repurchase proceeds are $24,500.)

Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	24,500	24,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 6.750% due 08/15/2026 valued at $25,085. Repurchase proceeds are $24,500.)

RBS Securities, Inc.
0.250% due 01/03/2011	11,600	11,600
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $11,947. Repurchase proceeds are $11,600.)

J.P. Morgan Securities, Inc.
0.280% due 01/03/2011	11,400	11,400
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $11,727. Repurchase proceeds are $11,400.)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	4,300	4,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.500% due 11/15/2013 valued at $4,397. Repurchase proceeds are $4,300.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	792	792
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $809. Repurchase proceeds are $792.)

		131,592

Total Short-Term Instruments (Cost $258,882)		258,882

Total Investments 100.0% (Cost $258,882)		$258,882

Other Assets and Liabilities (Net) 0.0%		89

Net Assets 100.0%		$258,971

Notes to Schedule of Investments (amounts in thousands*):

(a)	Coupon represents a weighted average yield.
(b)	Federal Deposit Insurance Corporation (“FDIC”) guaranteed through Treasury Liquidity Guarantee Program.

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Money Market Portfolio  (Cont.)

December 31, 2010

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Short-Term Instruments
Asset Backed Commercial Paper	$0	$11,750	$0	$11,750
Certificates of Deposit	0	1,000	0	1,000
Financial Company Commercial Paper	0	17,294	0	17,294

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Government Agency Debt	$0	$62,642	$0	$62,642
Other Notes	0	5,913	0	5,913
Treasury Debt	0	28,691	0	28,691
Treasury Repurchase Agreements	0	131,592	0	131,592
	$0	$258,882	$0	$258,882

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Annual Report	December 31, 2010	11

Notes to Financial Statements (Cont.)

4.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

12	PIMCO Variable Insurance Trust

December 31, 2010

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”) an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Portfolio (the

“Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the Portfolio; (ii) second, to the extent necessary, the Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2010, the recoverable amount to PIMCO was $365,833.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

December 31, 2010

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16,706	$16,706	28,316	$28,316
Administrative Class	15,447	15,447	30,045	30,045
Issued as reinvestment of distributions
Institutional Class	106	106	305	305
Administrative Class	25	25	67	67
Cost of shares redeemed
Institutional Class	(16,374)	(16,374)	(35,244)	(35,244)
Administrative Class	(23,073)	(23,073)	(33,243)	(33,243)
Net (decrease) resulting from Portfolio share transactions	(7,163)	$(7,163)	(9,754)	$(9,754)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	2	93
Administrative Class	2	97

10.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$25	$—	$—	$—	$—	$—

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$258,882	$—	$—	$—

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$132	$—	$—
12/31/2009	$372	$—	$—

(1)	Includes short-term capital gains, if any, distributed.

12.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	15

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

16	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	17

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	19

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

20	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	21

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA53_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Money Market Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Treasury Repurchase Agreements	50.8%
Government Agency Debt	24.2%
Treasury Debt	11.1%
Financial Company Commercial Paper	6.7%
Other	7.2%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (04/10/00)
PIMCO Money Market Portfolio Institutional Class	0.05%	0.05%	0.05%	2.45%	2.26%	2.54%
Citigroup 3-Month Treasury Bill Index±	—	—	0.13%	2.30%	2.26%	2.52%	*
Lipper Money Market Fund Index±±	—	—	0.01%	2.37%	2.09%	2.37%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corp. (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,000.27	$1,024.10
Expenses Paid During Period†	$1.11	$1.12

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.10%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity was fairly stable over the reporting period and was maintained at a low level to contain interest rate risk.

»

The Portfolio moved its exposure from Agency discount notes to U.S. Treasuries and repurchase agreements, although the Portfolio did maintain an allocation to Agency debentures and commercial paper, which provided a yield advantage over U.S. Treasury bills.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007		12/31/2006

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.02	0.05		0.05
Total income from investment operations	0.00	0.00	0.02	0.05		0.05
Dividends from net investment income	0.00 ^	0.00 ^	(0.02)	(0.05)		(0.05)
Total distributions	0.00	0.00	(0.02)	(0.05)		(0.05)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return	0.05%	0.14%	2.39%	5.01%		4.78%
Net assets end of year (000s)	$211,196	$210,746	$217,370	$213,882		$207,305
Ratio of expenses to average net assets	0.22%	0.31%	0.33%	0.34	%(b)	0.35%
Ratio of expenses to average net assets excluding waivers	0.32%	0.35%	0.33%	0.34	%(b)	0.35%
Ratio of net investment income to average net assets	0.04%	0.10%	2.35%	4.91%		4.77%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$127,290
Repurchase agreements, at value	131,592
Receivable for Portfolio shares sold	1
Interest and dividends receivable	137
259,020

Liabilities:
Payable for Portfolio shares redeemed	$3
Accrued related party fees	46
49

Net Assets	$258,971

Net Assets Consist of:
Paid in capital	$258,946
Undistributed net investment income	6
Accumulated undistributed net realized gain	19
$258,971

Net Assets:
Institutional Class	$211,196
Administrative Class	47,775

Shares Issued and Outstanding:
Institutional Class	211,174
Administrative Class	47,770

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$127,290
Cost of Repurchase Agreements Owned	$131,592

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$709
Total Income	709

Expenses:
Investment advisory fees	318
Supervisory and administrative fees	530
Servicing fees – Administrative Class	77
Trustees' fees	4
Reimbursement to Manager	13
Total Expenses	942
Waiver and/or Reimbursement by PIMCO	(348)
Net Expenses	594

Net Investment Income	115

Net Realized and Unrealized Gain:
Net realized gain on investments	24
Net Gain	24

Net Increase in Net Assets Resulting from Operations	$139

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

(Decrease) in Net Assets from:

Operations:
Net investment income	$115	$269
Net realized gain	24	103
Net increase resulting from operations	139	372

Distributions to Shareholders:
From net investment income
Institutional Class	(106)	(305)
Administrative Class	(26)	(67)

Total Distributions	(132)	(372)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions*	(7,163)	(9,754)

Total (Decrease) in Net Assets	(7,156)	(9,754)

Net Assets:
Beginning of year	266,127	275,881
End of year	$258,971	$266,127

*See	note 9 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 100.0%

ASSET BACKED COMMERCIAL PAPER 4.5%

Straight-A Funding LLC
0.260% due 01/03/2011	$5,000	$5,000
0.260% due 01/05/2011	6,750	6,750

		11,750

CERTIFICATES OF DEPOSIT 0.4%

BNP Paribas
0.361% due 03/22/2011	1,000	1,000

FINANCIAL COMPANY COMMERCIAL PAPER 6.7%

Bank of America Corp.
0.300% due 01/10/2011	5,300	5,300

BNP Paribas
0.300% due 01/05/2011	1,500	1,500

Citigroup Funding, Inc.
0.270% due 01/05/2011	2,600	2,600
0.300% due 02/07/2011	2,600	2,599

Rabobank USA Financial Co.
0.330% due 04/04/2011	5,300	5,295

		17,294

GOVERNMENT AGENCY DEBT 24.2%

Citibank N.A.
0.453% due 03/30/2011 (b)	505	505

Citigroup Funding, Inc.
0.206% due 05/05/2011 (b)	4,150	4,149

Federal Home Loan Bank
0.166% due 07/25/2011	12,800	12,795
0.540% due 05/24/2011	10,700	10,699
0.560% due 05/27/2011	2,200	2,200

General Electric Capital Corp.
0.382% due 03/11/2011 (b)	2,200	2,201

Goldman Sachs Group, Inc.
0.382% due 03/15/2011 (b)	2,650	2,651
1.625% due 07/15/2011 (b)	825	830

JPMorgan Chase & Co.
0.364% due 02/23/2011 (b)	500	500
0.420% due 04/01/2011 (b)	12,600	12,606

SunTrust Bank
3.000% due 11/16/2011 (b)	9,700	9,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.000% due 12/09/2011 (b)	$3,500	$3,587

		62,642

OTHER NOTES 2.3%

AT&T Corp.
7.300% due 11/15/2011	500	529

BP Capital Markets PLC
1.302% due 03/17/2011	1,200	1,202

Metropolitan Life Global Funding I
0.689% due 07/13/2011	500	500
5.125% due 11/09/2011	1,300	1,350

Svenska Handelsbanken AB
0.390% due 04/02/2011	1,000	1,000

Wells Fargo & Co.
6.375% due 08/01/2011	1,300	1,332

		5,913

TREASURY DEBT 11.1%

U.S. Treasury Bills
0.129% due 01/06/2011 - 12/15/2011 (a)	28,700	28,691

TREASURY REPURCHASE AGREEMENTS 50.8%

Banc of America Securities LLC
0.280% due 01/03/2011	6,300	6,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.625% due 06/30/2012 valued at $6,427. Repurchase proceeds are $6,300.)

Barclays Capital, Inc.
0.250% due 01/03/2011	24,500	24,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $25,400. Repurchase proceeds are $24,500.)

BNP Paribas Securities Corp.
0.180% due 01/03/2011	22,000	22,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $22,544. Repurchase proceeds are $22,000.)

Citigroup Global Markets, Inc.
0.270% due 01/03/2011	1,700	1,700
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.750% due 11/30/2011 valued at $1,739. Repurchase proceeds are $1,700.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Securities (USA) LLC
0.280% due 01/03/2011	$24,500	$24,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $25,086. Repurchase proceeds are $24,500.)

Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	24,500	24,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 6.750% due 08/15/2026 valued at $25,085. Repurchase proceeds are $24,500.)

RBS Securities, Inc.
0.250% due 01/03/2011	11,600	11,600
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $11,947. Repurchase proceeds are $11,600.)

J.P. Morgan Securities, Inc.
0.280% due 01/03/2011	11,400	11,400
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $11,727. Repurchase proceeds are $11,400.)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011	4,300	4,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.500% due 11/15/2013 valued at $4,397. Repurchase proceeds are $4,300.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	792	792
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $809. Repurchase proceeds are $792.)

		131,592

Total Short-Term Instruments (Cost $258,882)		258,882

Total Investments 100.0% (Cost $258,882)		$258,882

Other Assets and Liabilities (Net) 0.0%		89

Net Assets 100.0%		$258,971

Notes to Schedule of Investments (amounts in thousands*):

(a)	Coupon represents a weighted average yield.
(b)	Federal Deposit Insurance Corporation (“FDIC”) guaranteed through Treasury Liquidity Guarantee Program.

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments  PIMCO Money Market Portfolio  (Cont.)

December 31, 2010

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Short-Term Instruments
Asset Backed Commercial Paper	$0	$11,750	$0	$11,750
Certificates of Deposit	0	1,000	0	1,000
Financial Company Commercial Paper	0	17,294	0	17,294

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Government Agency Debt	$0	$62,642	$0	$62,642
Other Notes	0	5,913	0	5,913
Treasury Debt	0	28,691	0	28,691
Treasury Repurchase Agreements	0	131,592	0	131,592
	$0	$258,882	$0	$258,882

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administration Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Annual Report	December 31, 2010	11

Notes to Financial Statements (Cont.)

4.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

12	PIMCO Variable Insurance Trust

December 31, 2010

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”) an indirect wholly-owned subsidiary of AGI served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Portfolio (the

“Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the Portfolio; (ii) second, to the extent necessary, the Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2010, the recoverable amount to PIMCO was $365,833.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

Annual Report	December 31, 2010	13

Notes to Financial Statements (Cont.)

December 31, 2010

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16,706	$16,706	28,316	$28,316
Administrative Class	15,447	15,447	30,045	30,045
Issued as reinvestment of distributions
Institutional Class	106	106	305	305
Administrative Class	25	25	67	67
Cost of shares redeemed
Institutional Class	(16,374)	(16,374)	(35,244)	(35,244)
Administrative Class	(23,073)	(23,073)	(33,243)	(33,243)
Net (decrease) resulting from Portfolio share transactions	(7,163)	$(7,163)	(9,754)	$(9,754)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	2	93
Administrative Class	2	97

10.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$25	$—	$—	$—	$—	$—

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$258,882	$—	$—	$—

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$132	$—	$—
12/31/2009	$372	$—	$—

(1)	Includes short-term capital gains, if any, distributed.

12.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	15

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

16	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	17

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	19

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

20	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	21

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA55_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.6%
Corporate Bonds & Notes	18.9%
Short-Term Instruments	12.6%
U.S. Government Agencies	4.7%
Mortgage-Backed Securities	4.1%
Other	4.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	10 Years	Class Inception (09/30/99)
PIMCO Real Return Portfolio Administrative Class	8.10%	5.80%	7.55%	7.94%
Barclays Capital U.S. TIPS Index±	6.31%	5.33%	7.02%	7.39%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.72% for Administrative Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,024.71	$1,021.88
Expenses Paid During Period†	$3.37	$3.36

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above-index U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as the ten-year U.S. Treasury yield declined for the reporting period.

»	A curve-steepening bias in the U.S. benefited performance as the yield curve steepened; specifically, the two-year U.S. Treasury yield decreased more than the thirty-year U.S. Treasury yield.

»	Exposure to European nominal duration during the first five months of the reporting period added to performance as the ten-year European yield decreased during that period.

»	Holdings in Australian real duration contributed to performance as the ten-year Australian real yield declined during the reporting period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads to U.S. Treasuries decreased during the reporting period.

»	Holdings of emerging market currencies, such as the Brazilian real, the Chinese yuan and the South Korean won, added to performance as these currencies appreciated versus the U.S. dollar.

»	A below-index U.S. real duration during the majority of the reporting period detracted from performance as the ten-year U.S. real yield declined.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$12.44	$11.26	$12.57	$11.93	$12.69
Net investment income (a)	0.20	0.40	0.45	0.56	0.53
Net realized/unrealized gain (loss) on investments	0.81	1.64	(1.30)	0.67	(0.43)
Total income (loss) from investment operations	1.01	2.04	(0.85)	1.23	0.10
Dividends from net investment income	(0.19)	(0.38)	(0.44)	(0.56)	(0.53)
Distributions from net realized capital gains	(0.12)	(0.48)	(0.02)	(0.03)	(0.33)
Total distributions	(0.31)	(0.86)	(0.46)	(0.59)	(0.86)
Net asset value end of year	$13.14	$12.44	$11.26	$12.57	$11.93
Total return	8.10%	18.36%	(7.03)%	10.63%	0.71%
Net assets end of year (000s)	$2,293,424	$1,747,803	$1,187,217	$1,082,777	$1,033,666
Ratio of expenses to average net assets	0.66%	0.72%	0.71%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.54%	3.30%	3.62%	4.69%	4.22%
Portfolio turnover rate	489%*	689%	1,014%	901%	963%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$3,471,963
Investments in Affiliates, at value	433,411
Repurchase agreements, at value	3,204
Cash	118
Foreign currency, at value	297
Receivable for investments sold	12,373
Receivable for investments sold on a delayed-delivery basis	129,730
Receivable for Portfolio shares sold	37,262
Interest and dividends receivable	21,179
Dividends receivable from Affiliates	109
Variation margin receivable	66
Swap premiums paid	5,182
Unrealized appreciation on foreign currency contracts	3,216
Unrealized appreciation on swap agreements	2,769
4,120,879

Liabilities:
Payable for reverse repurchase agreements	$3,870
Payable for investments in Affiliates purchased	109
Payable for investments purchased on a delayed-delivery basis	1,515,446
Payable for Portfolio shares redeemed	2,194
Payable for short sales	12,413
Written options outstanding	8,068
Deposits from counterparty	4,070
Accrued related party fees	1,446
Swap premiums received	1,512
Unrealized depreciation on foreign currency contracts	1,354
Unrealized depreciation on swap agreements	1,829
Other liabilities	831
1,553,142

Net Assets	$2,567,737

Net Assets Consist of:
Paid in capital	$2,505,486
Undistributed net investment income	22,823
Accumulated undistributed net realized gain	53,538
Net unrealized (depreciation)	(14,110)
$2,567,737

Net Assets:
Institutional Class	$99,287
Administrative Class	2,293,424
Advisor Class	175,026

Shares Issued and Outstanding:
Institutional Class	7,556
Administrative Class	174,542
Advisor Class	13,320

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.14
Administrative Class	13.14
Advisor Class	13.14

Cost of Investments Owned	$3,485,939
Cost of Investments in Affiliates Owned	$433,437
Cost of Repurchase Agreements Owned	$3,204
Cost of Foreign Currency Held	$287
Proceeds Received on Short Sales	$12,221
Premiums Received on Written Options	$5,979

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$48,064
Dividends	60
Dividends from Affiliate investments	481
Total Income	48,605

Expenses:
Investment advisory fees	5,533
Supervisory and administrative fees	5,533
Servicing fees – Administrative Class	3,055
Distribution and/or servicing fees – Advisor Class	204
Trustees’ fees	35
Interest expense	163
Total Expenses	14,523

Net Investment Income	34,082

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	131,526
Net realized gain on Affiliate investments	104
Net realized gain on futures contracts, written options and swaps	6,084
Net realized gain on foreign currency transactions	3,228
Net change in unrealized (depreciation) on investments	(15,681)
Net change in unrealized (depreciation) on Affiliate investments	(26)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(834)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,049
Net Gain	126,450

Net Increase in Net Assets Resulting from Operations	$160,532

* Foreign tax withholdings	$2

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$34,082	$50,766
Net realized gain	140,838	155,269
Net realized gain on Affiliate investments	104	64
Net change in unrealized appreciation (depreciation)	(14,466)	45,732
Net change in unrealized (depreciation) on Affiliate investments	(26)	0
Net increase resulting from operations	160,532	251,831

Distributions to Shareholders:
From net investment income
Institutional Class	(1,485)	(2,731)
Administrative Class	(29,202)	(43,954)
Advisor Class	(1,000)	(744)
From net realized capital gains
Institutional Class	(892)	(3,737)
Administrative Class	(19,672)	(64,732)
Advisor Class	(1,435)	(1,128)

Total Distributions	(53,686)	(117,026)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	581,271	467,910

Total Increase in Net Assets	688,117	602,715

Net Assets:
Beginning of year	1,879,620	1,276,905
End of year*	$2,567,737	$1,879,620

* Including undistributed net investment income of:	$22,823	$19,225

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

International Lease Finance Corp.
6.750% due 03/17/2015	$1,000	$1,019
7.000% due 03/17/2016	5,900	6,010

Vodafone Group PLC
6.875% due 08/11/2015	1,200	1,184

Total Bank Loan Obligations (Cost $7,972)		8,213

CORPORATE BONDS & NOTES 28.8%

BANKING & FINANCE 27.1%

Achmea Hypotheekbank NV
3.200% due 11/03/2014	5,700	5,936

AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	2,400	2,669

Ally Financial, Inc.
1.750% due 10/30/2012	12,400	12,625
5.375% due 06/06/2011	400	404
6.625% due 05/15/2012	2,000	2,085
6.750% due 12/01/2014	1,600	1,678
6.875% due 09/15/2011	600	619
7.250% due 03/02/2011	700	707

American Express Bank FSB
0.391% due 05/29/2012	1,480	1,474

American Express Centurion Bank
0.412% due 06/12/2012	2,100	2,090

American Express Co.
7.250% due 05/20/2014	5,700	6,499

American Express Credit Corp.
0.381% due 02/24/2012	2,700	2,692
5.875% due 05/02/2013	300	326

American International Group, Inc.
5.850% due 01/16/2018	1,300	1,344
8.175% due 05/15/2068	4,900	5,254
8.250% due 08/15/2018	1,600	1,849

ANZ National International Ltd.
0.724% due 08/19/2014	4,000	4,032
6.200% due 07/19/2013	3,200	3,525

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	5,100	5,202

Bank of Montreal
2.850% due 06/09/2015	7,900	8,033

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,426

Barclays Bank PLC
6.050% due 12/04/2017	2,300	2,363
7.434% due 09/29/2049	700	691

BPCE S.A.
2.375% due 10/04/2013	7,900	7,882

Citigroup Funding, Inc.
1.875% due 10/22/2012	28,600	29,186

Citigroup, Inc.
0.427% due 03/16/2012	3,000	2,980
2.286% due 08/13/2013	1,300	1,323
5.250% due 02/27/2012	3,200	3,336
5.300% due 10/17/2012	1,000	1,059
6.000% due 12/13/2013	6,599	7,216

Commonwealth Bank of Australia
0.582% due 09/17/2014	4,900	4,889
0.709% due 07/12/2013	26,600	26,668
0.803% due 06/25/2014	7,100	7,139

Countrywide Financial Corp.
5.800% due 06/07/2012	1,500	1,579

DanFin Funding Ltd.
0.989% due 07/16/2013	8,300	8,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
0.703% due 03/05/2013		$4,500	$4,488
0.768% due 04/29/2014		27,000	26,921
0.953% due 09/23/2011		2,500	2,507

FIH Erhvervsbank A/S
2.000% due 06/12/2013		1,200	1,221

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		1,400	1,414
7.000% due 10/01/2013		3,300	3,540
7.250% due 10/25/2011		3,200	3,308
7.800% due 06/01/2012		700	744

General Electric Capital Corp.
0.304% due 09/21/2012		30,900	30,926
0.304% due 12/21/2012		54,100	54,141
2.625% due 12/28/2012		9,500	9,858

Goldman Sachs Group, Inc.
0.466% due 02/06/2012		1,300	1,299

Green Valley Ltd.
4.572% due 01/10/2011	EUR	500	667

HCP, Inc.
6.700% due 01/30/2018		$3,000	3,223

HSBC Finance Corp.
0.539% due 01/15/2014		4,600	4,417
0.558% due 04/24/2012		3,000	2,987
0.639% due 07/19/2012		800	794
6.750% due 05/15/2011		1,925	1,967

ING Bank Australia Ltd.
5.617% due 06/24/2014	AUD	800	823

ING Bank NV
0.919% due 01/13/2012		$13,200	13,196
1.103% due 03/30/2012		22,400	22,331
1.609% due 10/18/2013		6,900	6,896

International Lease Finance Corp.
5.625% due 09/20/2013		1,600	1,616
6.375% due 03/25/2013		1,000	1,030
6.500% due 09/01/2014		1,400	1,491
6.625% due 11/15/2013		900	924
6.750% due 09/01/2016		1,200	1,287
7.125% due 09/01/2018		2,500	2,669

LeasePlan Corp. NV
3.000% due 05/07/2012		5,000	5,139

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)	EUR	1,750	561
5.316% due 04/05/2011 (a)		23	7
6.875% due 05/02/2018 (a)		$1,900	480
7.000% due 09/27/2027 (a)		100	24

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000	1,041

Macquarie Bank Ltd.
2.600% due 01/20/2012		1,300	1,325
4.100% due 12/17/2013		9,000	9,667

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		4,000	4,310

Merrill Lynch & Co., Inc.
0.487% due 11/01/2011 (h)		4,000	3,996
0.533% due 06/05/2012		1,000	991
1.764% due 09/27/2012	EUR	900	1,166
6.050% due 08/15/2012		$14,800	15,678

Metropolitan Life Global Funding I
1.427% due 09/17/2012		8,900	9,047

Morgan Stanley
0.539% due 01/09/2012		14,065	14,058
0.550% due 04/19/2012		1,000	998
0.589% due 01/09/2014		8,600	8,304
0.769% due 10/15/2015		1,700	1,596
1.357% due 03/01/2013	EUR	2,600	3,326
2.786% due 05/14/2013		$4,200	4,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NIBC Bank NV
2.800% due 12/02/2014		$21,600	$22,285

Pricoa Global Funding I
0.433% due 06/26/2012		15,100	14,991

Prudential Financial, Inc.
3.090% due 06/10/2013		2,000	2,006

Racers
0.533% due 07/25/2017		1,395	1,369

Royal Bank of Scotland Group PLC
0.554% due 03/30/2012		26,200	26,194
1.188% due 04/23/2012		700	707
1.293% due 01/30/2017	EUR	7,000	7,795
1.450% due 10/20/2011		$22,200	22,329
2.704% due 08/23/2013		14,900	15,141
3.000% due 12/09/2011		2,200	2,246

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		19,000	18,786

Svenska Handelsbanken AB
1.302% due 09/14/2012		7,400	7,428

UBS AG
2.250% due 08/12/2013		4,200	4,238

Vita Capital III Ltd.
1.423% due 01/01/2012		700	695

Wachovia Corp.
0.418% due 04/23/2012		18,740	18,725
2.057% due 05/01/2013		2,900	2,984

Western Corporate Federal Credit Union
1.750% due 11/02/2012		7,600	7,741

Westpac Banking Corp.
0.492% due 12/14/2012		34,000	34,030
0.582% due 09/10/2014		1,100	1,102
2.700% due 12/09/2014		5,100	5,146
3.585% due 08/14/2014		6,300	6,721

Westpac Securities NZ Ltd.
2.500% due 05/25/2012		3,800	3,890

			695,379

INDUSTRIALS 1.5%

Alcoa, Inc.
6.750% due 07/15/2018		3,000	3,274

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,300	1,410

Cardinal Health, Inc.
6.000% due 06/15/2017		1,000	1,108

DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,362

Dow Chemical Co.
2.536% due 08/08/2011		6,500	6,570
4.850% due 08/15/2012		1,700	1,793

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,163
7.343% due 04/11/2013		500	545

Marriott International, Inc.
6.375% due 06/15/2017		5,000	5,599

Masco Corp.
6.125% due 10/03/2016		1,500	1,535

Petroleos Mexicanos
5.500% due 01/21/2021		1,800	1,831

Rexam PLC
6.750% due 06/01/2013		1,200	1,309

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000	1,100

UST LLC
6.625% due 07/15/2012		2,500	2,683

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Videotron Ltee
6.875% due 01/15/2014	$1,900	$1,933

Xstrata Canada Corp.
7.350% due 06/05/2012	1,000	1,072

		39,287

UTILITIES 0.2%

BP Capital Markets PLC
0.442% due 04/11/2011	300	300

Verizon Wireless Capital LLC
3.750% due 05/20/2011	3,700	3,746

		4,046

Total Corporate Bonds & Notes (Cost $730,497)		738,712

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Amgen, Inc.
0.125% due 02/01/2011	1,000	1,004

Total Convertible Bonds & Notes (Cost $999)		1,004

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	405

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	615

RHODE ISLAND 0.0%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	320	326

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,040	723

Total Municipal Bonds & Notes (Cost $2,730)		2,069

U.S. GOVERNMENT AGENCIES 7.2%

Fannie Mae
0.321% due 12/25/2036	175	173
0.411% due 08/25/2034	179	172
0.611% due 05/25/2042	196	196
0.701% due 05/25/2036	191	192
0.750% due 12/18/2013	30,300	29,983
1.061% due 02/25/2036	1,457	1,456
1.250% due 03/14/2014	10,100	10,050
1.530% due 06/01/2043 - 09/01/2044	1,463	1,465
2.445% due 11/01/2024	14	15
2.631% due 05/25/2035	1,222	1,260
2.688% due 11/01/2034	2,409	2,524
4.020% due 02/11/2015	4,800	4,819
4.500% due 04/01/2023 - 04/01/2024	15,628	16,414
4.617% due 12/01/2036	2,738	2,860
5.278% due 10/01/2035	929	989
5.375% due 04/11/2022	1,600	1,689
5.950% due 02/25/2044	278	306
6.000% due 03/09/2020	9,500	9,852
6.280% due 06/15/2027	1,000	1,048
8.000% due 07/25/2026	12,600	12,594

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.211% due 12/21/2011 (i)		$26,900	$26,899
0.211% due 12/29/2011		17,700	17,699
0.410% due 10/15/2020		2,707	2,703
0.490% due 02/15/2019		409	409
0.521% due 08/25/2031		99	96
0.610% due 12/15/2030		119	119
1.542% due 10/25/2044 - 02/25/2045		8,144	7,992
2.490% due 01/01/2034		222	232
5.319% due 12/01/2035		609	650

Ginnie Mae
0.561% due 03/20/2037		14,088	14,057

NCUA Guaranteed Notes
0.715% due 10/07/2020		6,211	6,204
0.821% due 12/08/2020		6,900	6,879

Small Business Administration
5.902% due 02/10/2018		756	843
6.020% due 08/01/2028		2,523	2,810

Total U.S. Government Agencies (Cost $185,380)			185,649

U.S. TREASURY OBLIGATIONS 84.6%

Treasury Inflation Protected Securities (d)
0.625% due 04/15/2013		10,141	10,455
1.250% due 04/15/2014		44,542	46,884
1.250% due 07/15/2020		24,182	24,794
1.375% due 07/15/2018		2,130	2,248
1.375% due 01/15/2020		108,929	113,354
1.625% due 01/15/2015		42,500	45,373
1.625% due 01/15/2018		22,028	23,600
1.750% due 01/15/2028 (f)(i)		98,356	100,369
1.875% due 07/15/2013 (f)(i)		58,241	62,149
1.875% due 07/15/2015		126,290	136,966
1.875% due 07/15/2019		33,399	36,360
2.000% due 04/15/2012		38,694	40,130
2.000% due 01/15/2014 (f)		61,323	65,893
2.000% due 07/15/2014		133,353	144,282
2.000% due 01/15/2016		102,269	111,490
2.000% due 01/15/2026		104,315	111,022
2.125% due 01/15/2019		15,894	17,610
2.125% due 02/15/2040		59,104	62,788
2.375% due 04/15/2011		11,019	11,124
2.375% due 01/15/2017		71,216	79,450
2.375% due 01/15/2025 (f)		101,237	112,912
2.375% due 01/15/2027 (f)		77,555	86,383
2.500% due 07/15/2016		99,095	111,342
2.500% due 01/15/2029		51,728	58,857
2.625% due 07/15/2017		89,079	101,487
3.000% due 07/15/2012 (f)		64,919	69,007
3.375% due 01/15/2012 (f)(i)		84,141	88,012
3.375% due 04/15/2032		1,232	1,596
3.625% due 04/15/2028 (i)		107,046	138,516
3.875% due 04/15/2029 (i)		116,945	157,209

Total U.S. Treasury Obligations (Cost $2,192,500)			2,171,662

MORTGAGE-BACKED SECURITIES 6.3%

American General Mortgage Loan Trust
5.150% due 03/25/2058		6,571	6,846

American Home Mortgage Investment Trust
1.957% due 09/25/2045		784	687

Arkle Master Issuer PLC
0.374% due 02/17/2052		21,100	20,899
1.434% due 05/17/2060		5,800	5,768

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	1,200	1,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	$420	$440

Banc of America Funding Corp.
2.799% due 02/20/2036	1,946	1,825
5.893% due 01/20/2047	956	694

Banc of America Large Loan, Inc.
0.770% due 08/15/2029	3,495	3,251
5.621% due 06/24/2050	1,600	1,711
5.641% due 02/17/2051	1,000	1,067

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035	381	333
5.189% due 11/25/2034	291	274
5.356% due 02/25/2036	1,490	1,190
6.500% due 09/25/2033	69	71

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035	808	776
2.430% due 08/25/2035	619	586
2.560% due 10/25/2035	2,487	2,237
2.730% due 03/25/2035	1,115	1,064
2.934% due 03/25/2035	353	339
3.060% due 03/25/2035	1,042	862
3.138% due 01/25/2035	4,302	3,981
4.944% due 01/25/2035	1,167	1,096

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	3,579	2,743
4.885% due 03/25/2036	1,151	610

Bear Stearns Commercial Mortgage Securities
0.000% due 05/18/2011 (b)	3,300	3,277

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	3,287	2,158

Chase Mortgage Finance Corp.
2.905% due 02/25/2037	221	206

Chaseflex Trust
6.000% due 02/25/2037	1,000	729

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	91	97

Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035	94	89
2.510% due 08/25/2035	473	446
2.560% due 08/25/2035	485	437
2.680% due 12/25/2035	2,410	2,320
2.820% due 12/25/2035	112	103
5.873% due 09/25/2037	2,463	1,790

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	200	214

Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	2,396	2,404

Countrywide Alternative Loan Trust
0.441% due 02/20/2047	1,022	599
0.441% due 05/25/2047	336	195
0.451% due 09/25/2046	11,970	7,265
0.541% due 12/25/2035	64	46
1.328% due 12/25/2035	302	195
6.000% due 01/25/2037	590	430

Countrywide Home Loan Mortgage Pass-Through Trust
0.601% due 06/25/2035	386	333
2.969% due 11/19/2033	90	89
5.500% due 08/25/2035	1,650	1,528
5.613% due 05/20/2036	341	248

Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039	3,100	3,256

Deutsche ALT-A Securities, Inc.
0.361% due 10/25/2036	44	16

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047	1,204	1,202

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034	$576	$522

First Horizon Asset Securities, Inc.
2.924% due 08/25/2035	1,425	1,167

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	671	678

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	445	439

Granite Master Issuer PLC
0.301% due 12/20/2054	1,832	1,706
0.351% due 12/20/2054	385	359
0.361% due 12/20/2054	495	461

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	131	122
0.341% due 01/25/2047	1,105	1,059
0.481% due 06/25/2045	567	382
0.531% due 11/25/2045	317	214

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	181	177
0.396% due 03/06/2020	1,500	1,445
4.592% due 08/10/2043	6,000	6,070

GSR Mortgage Loan Trust
2.825% due 09/25/2035	1,396	1,339
3.038% due 01/25/2035	756	713

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	171	112

Indymac INDA Mortgage Loan Trust
5.061% due 11/25/2035	2,303	2,039

Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034	377	278

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	310	329
5.794% due 02/12/2051	1,300	1,387

JPMorgan Mortgage Trust
2.974% due 07/25/2035	1,782	1,729
3.011% due 07/25/2035	787	755
3.101% due 08/25/2035	872	757
3.151% due 08/25/2035	905	800
5.036% due 02/25/2035	2,091	2,098
5.421% due 09/25/2035	490	461
5.540% due 07/27/2037	1,893	1,624

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	225	237

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034	700	657

Mellon Residential Funding Corp.
0.610% due 11/15/2031	603	575
0.700% due 12/15/2030	478	453

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	200	209

Merrill Lynch Floating Trust
0.330% due 06/15/2022	122	118

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	1,928	1,492
5.431% due 12/25/2035	879	795

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	782	688
1.254% due 10/25/2035	465	405
1.707% due 10/25/2035	2,507	2,288

Morgan Stanley Capital I
0.321% due 10/15/2020	224	216
5.879% due 06/11/2049	600	643

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	1,471	1,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Opteum Mortgage Acceptance Corp.
0.521% due 07/25/2035		$153	$144

RBSCF Trust
6.014% due 12/16/2049		2,500	2,674

Residential Accredit Loans, Inc.
0.561% due 08/25/2035		234	158

Securitized Asset Sales, Inc.
2.935% due 11/26/2023		7	7

Sequoia Mortgage Trust
0.611% due 10/19/2026		192	167

Structured Adjustable Rate Mortgage Loan Trust
0.501% due 06/25/2035		176	131
1.742% due 01/25/2035		231	136
2.714% due 08/25/2035		340	276
2.770% due 02/25/2034		408	388

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047		212	212
0.451% due 06/25/2036		182	120
0.471% due 04/25/2036		758	448
0.511% due 07/19/2035		2,399	2,138
0.591% due 10/19/2034		162	149

Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4
2.856% due 10/25/2035		209	168

Swan Trust
6.110% due 04/25/2041	AUD	807	826

TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037		$9	9

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046		3,813	3,763
0.381% due 10/25/2046		1,128	1,118

Vornado DP LLC
4.004% due 09/13/2028		6,500	6,316

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020		586	548
0.351% due 09/15/2021		612	596
5.088% due 08/15/2041		1,400	1,486
5.418% due 01/15/2045		410	440

WaMu Mortgage Pass-Through Certificates
0.521% due 11/25/2045		345	292
0.551% due 10/25/2045		2,124	1,807
1.058% due 01/25/2047		1,365	915
1.098% due 05/25/2047		770	512
1.138% due 12/25/2046		183	132
1.328% due 02/25/2046		287	222
1.528% due 11/25/2042		42	37
1.828% due 11/25/2046		198	145
3.154% due 07/25/2046		1,288	946
5.264% due 12/25/2035		545	493
5.503% due 08/25/2035		884	825
5.974% due 10/25/2036		1,908	1,769

Wells Fargo Mortgage-Backed Securities Trust
2.884% due 09/25/2034		282	288

Total Mortgage-Backed Securities (Cost $166,248)			160,823

ASSET-BACKED SECURITIES 3.7%

Access Group, Inc.
1.588% due 10/27/2025		12,779	13,074

ACE Securities Corp.
0.311% due 12/25/2036		47	45

AMMC CDO
0.512% due 05/03/2018		500	470

Aquilae CLO PLC
1.341% due 01/17/2023	EUR	3,407	4,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARES CLO Funds
0.530% due 03/12/2018		$2,374	$2,236

Asset-Backed Funding Certificates
0.321% due 01/25/2037		212	210
0.611% due 06/25/2034		1,524	1,248

Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		19	18
0.591% due 01/25/2036		8	8
0.921% due 10/25/2032		30	26

Carrington Mortgage Loan Trust
0.311% due 01/25/2037		192	189

Citigroup Mortgage Loan Trust, Inc.
0.341% due 01/25/2037		471	372

College Loan Corp. Trust
0.538% due 01/25/2024		800	798

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		35	35
0.311% due 05/25/2047		17	17
0.311% due 06/25/2047		350	345
0.331% due 06/25/2047		687	676
0.371% due 10/25/2046		18	17

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		304	267

Equity One ABS, Inc.
0.561% due 04/25/2034		93	73

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		164	163

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		6,110	6,129

GSAMP Trust
0.331% due 10/25/2036		2	2
0.331% due 12/25/2036		211	155

Harbourmaster CLO Ltd.
1.286% due 06/15/2020	EUR	986	1,225

HSBC Home Equity Loan Trust
0.411% due 03/20/2036		$2,713	2,543

HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		36	28
0.311% due 12/25/2036		119	113

Illinois Student Assistance Commission
0.767% due 04/25/2017		2,200	2,197

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		351	341

Landmark CDO Ltd.
0.596% due 06/01/2017		6,407	6,010

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,138	1,515

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		$10	9

Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		22	22
0.341% due 09/25/2037		31	9
0.381% due 02/25/2037		678	470

Morgan Stanley ABS Capital I
0.301% due 10/25/2036		15	15

Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036		25	25

Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		240	235

Nautique Funding Ltd.
0.539% due 04/15/2020		962	864

Navigare Funding CLO Ltd.
0.544% due 05/20/2019		700	646

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navigator CDO Ltd.
1.136% due 11/15/2015		$1,488	$1,437

Nelnet Student Loan Trust
0.988% due 07/25/2018		1,600	1,612

NYLIM Flatiron CLO Ltd.
0.506% due 08/08/2020		600	557

Park Place Securities, Inc.
0.521% due 09/25/2035		31	28

Renaissance Home Equity Loan Trust
1.021% due 12/25/2032		65	49

Securitized Asset-Backed Receivables LLC Trust
0.321% due 12/25/2036		430	164

SLM Student Loan Trust
0.288% due 04/25/2017		60	60
0.328% due 04/25/2019		8,800	8,486
0.398% due 04/25/2017		254	253
0.738% due 01/25/2017		1,500	1,503
1.105% due 10/25/2023	EUR	3,900	4,849
1.788% due 04/25/2023		$19,667	20,326
1.910% due 12/15/2017		3,245	3,247

Soundview Home Equity Loan Trust
0.321% due 11/25/2036		71	26
1.061% due 10/25/2037		105	104

Structured Asset Investment Loan Trust
0.311% due 07/25/2036		4	4

Structured Asset Securities Corp.
0.311% due 10/25/2036		50	50
1.753% due 04/25/2035		857	651

Symphony CLO Ltd.
0.526% due 05/15/2019		3,100	2,809

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		2	2

WAMU Asset-Backed Certificates
0.311% due 01/25/2037		89	86

Wells Fargo Home Equity Trust
0.511% due 12/25/2035		17	17

Wood Street CLO BV
1.388% due 03/29/2021	EUR	794	978

Total Asset-Backed Securities (Cost $93,975)			94,178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	2,200	$2,173
3.000% due 09/20/2025		11,400	12,454
4.000% due 08/20/2020		4,500	7,451

Colombia Government International Bond
10.000% due 01/23/2012		$350	382

Export-Import Bank of Korea
0.523% due 10/04/2011		1,600	1,601

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	8,800	9,121

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		$19,200	19,253
2.125% due 01/30/2012		700	711

Total Sovereign Issues (Cost $49,292)			53,146

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		800	800

Total Convertible Preferred Securities (Cost $800)			800

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.2%

CERTIFICATES OF DEPOSIT 0.8%

Barclays Bank PLC
1.392% due 12/16/2011		$20,800	20,804

CORPORATE BONDS & NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		800	780

WM Wrigley Jr. Co.
1.664% due 06/28/2011		2,100	2,101

			2,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%

Morgan Stanley and Co., Inc.
0.290% due 01/03/2011	$900	$900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $924. Repurchase proceeds are $900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	2,304	2,304
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,354. Repurchase proceeds are $2,304.)

		3,204

U.S. TREASURY BILLS 1.3%
0.184% due 01/13/2011 - 06/23/2011 (c)(f)(g)	31,800	31,778

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 16.9%
	43,271,817	433,411

Total Short-Term Instruments (Cost $492,096)		492,078

PURCHASED OPTIONS (k) 0.0%
(Cost $91)		244

Total Investments 152.2% (Cost $3,922,580)		$3,908,578

Written Options (l) (0.3%) (Premiums $5,979)		(8,068)

Other Assets and Liabilities (Net) (51.9%)		(1,332,773)

Net Assets 100.0%		$2,567,737

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $4,666 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $20,256 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $80,781 at a weighted average interest rate of 0.229%. On December 31, 2010, securities valued at $3,996 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $3,273 has been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2011	438	$24
90-Day Eurodollar March Futures	Long	03/2011	912	121
90-Day Eurodollar March Futures	Long	03/2012	92	(25)

				$120

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(j)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.227%	$	1,300	$(9)	$0	$(9)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.676%		1,000	5	0	5
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.853%		1,200	(64)	0	(64)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.853%		1,500	(80)	0	(80)
DISH DBS Corp.	MLP	(3.650%	)	12/20/2013	1.853%		2,300	(122)	0	(122)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.459%		3,000	(279)	0	(279)
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	2.222%		400	(30)	(13)	(17)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	2.383%		900	19	0	19
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.930%		1,000	16	0	16
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	0.898%		5,000	(251)	0	(251)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	1.276%		2,000	39	0	39
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	1.276%		2,000	60	0	60
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.520%		1,500	47	0	47
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.550%		1,200	(27)	0	(27)
Royal Bank of Scotland Group PLC	UBS	(1.000%	)	03/20/2017	4.957%	EUR	5,800	1,529	717	812
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.442%	$	1,000	(4)	0	(4)
UST LLC	BOA	(0.340%	)	09/20/2012	0.154%		2,500	(8)	0	(8)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.387%		1,000	(8)	0	(8)

								$833	$704	$129

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$	2,600	$(3)	$(31)	$28
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.402%		6,000	(190)	(199)	9
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%		1,000	(1)	(14)	13
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%		600	(1)	(7)	6
Brazil Government International Bond	RBS	1.000%	06/20/2015	1.033%		1,000	(1)	(19)	18
France Government Bond	BCLY	0.250%	12/20/2015	1.062%		500	(19)	(10)	(9)
France Government Bond	BOA	0.250%	12/20/2015	1.062%		6,500	(247)	(161)	(86)
France Government Bond	CITI	0.250%	06/20/2015	1.003%		2,900	(93)	(69)	(24)
France Government Bond	CITI	0.250%	12/20/2015	1.062%		2,600	(99)	(72)	(27)
France Government Bond	DUB	0.250%	06/20/2015	1.003%		2,700	(87)	(88)	1
France Government Bond	JPM	0.250%	06/20/2015	1.003%		2,400	(77)	(85)	8
France Government Bond	JPM	0.250%	12/20/2015	1.062%		2,600	(99)	(52)	(47)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		1,500	(57)	(29)	(28)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		5,500	83	123	(40)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.691%		400	6	8	(2)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		3,300	50	69	(19)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.691%		2,300	35	47	(12)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.691%		2,300	35	52	(17)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%		700	(2)	(9)	7
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		400	(1)	(5)	4
Republic of Italy Government Bond	DUB	1.000%	06/20/2015	2.338%		600	(32)	(14)	(18)
Republic of Italy Government Bond	DUB	1.000%	12/20/2015	2.372%		2,600	(157)	(91)	(66)
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	2.338%		1,000	(54)	(24)	(30)
United Kingdom Gilt	BNP	1.000%	06/20/2015	0.666%		4,600	68	41	27
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		3,600	53	29	24
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.715%		5,100	71	120	(49)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,600	24	7	17
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.715%		2,500	35	58	(23)

							$(760)	$(425)	$(335)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	2,400	$332	$342	$(10)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,100	429	460	(31)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		9,200	1,273	1,288	(15)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		7,200	996	1,015	(19)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		3,900	540	550	(10)
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		5,000	37	32	5
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		100	1	1	0

						$3,608	$3,688	$(80)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month GBP-United Kingdom RPI Index	3.440%	09/14/2012	RBS	GBP	4,400	$(43)	$0	$(43)
Pay	1-Month GBP-United Kingdom RPI Index	3.450%	09/15/2012	DUB		1,400	(13)	0	(13)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	12,500	(274)	(222)	(52)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		18,400	(190)	(5)	(185)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(115)	(125)	10
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		9,000	(25)	0	(25)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		32,900	(83)	(23)	(60)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		56,900	458	77	381
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		19,000	64	(14)	78
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		2,400	39	20	19
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		8,500	246	(35)	281
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		5,200	151	(15)	166
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	24	3	21
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	130	4	126
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		9,900	38	(47)	85
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		37,100	160	19	141
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		11,500	50	16	34
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		9,600	50	0	50
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		10,900	73	(29)	102
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		3,600	29	15	14
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		16,700	160	64	96

							$929	$(297)	$1,226

(k)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$ 37,500	$91	$244

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	137	$56	$2
Call - CBOT U.S. Treasury 10-Year Note March Futures	125.000	02/18/2011	553	141	89
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	682	319	389
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	137	70	509
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/18/2011	277	187	50
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	682	437	288

				$1,210	$1,327

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	37,500	$214	$447
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,600	59	117
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,100	26	56
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		172,100	1,380	2,334
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,600	40	58
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,400	296	371
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,800	282	313
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,000	168	189

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	19,600	$180	$247
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	29,200	324	368
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,700	24	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	6,300	43	4

							$3,036	$4,506

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$	3,100	$7	$6
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		3,100	8	3
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		4,600	15	14
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		4,600	20	17
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		3,700	6	3
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011		6,000	12	12
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		6,000	21	6
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011		1,900	9	1
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		2,300	12	8
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	3,400	13	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011		2,300	11	4
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		1,000	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011		1,900	13	2
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		7,000	25	5

							$183	$87

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	16,800	$89	$136
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		16,400	83	133
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		35,200	391	592
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		40,400	439	678

						$1,002	$1,539

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$	18,900	$160	$186
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020		33,400	298	333
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020		4,400	57	44
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020		4,400	33	46

							$548	$609

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	0	$405,600	EUR	0	$3,873
Sales	4,455	1,542,500		41,000	11,234
Closing Buys	(1,836)	(979,000)		(24,400)	(7,207)
Expirations	0	(44,500)		0	(307)
Exercised	(151)	(364,500)		0	(1,614)

Balance at 12/31/2010	2,468	$560,100	EUR	16,600	$5,979

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Treasury Inflation Protected Securities	1.250%	07/15/2020	$12,036	$12,221	$12,413

(7)	Market value includes $72 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	6,312	01/2011	RBS	$0	$(429)	$(429)
Buy	BRL	22,579	03/2011	CITI	189	0	189
Buy	CAD	5,014	02/2011	BOA	89	0	89
Buy		4,482	02/2011	CITI	42	0	42
Buy		8,993	02/2011	DUB	108	0	108
Buy		4,492	02/2011	UBS	56	0	56
Buy	CNY	6,508	01/2011	BOA	8	0	8
Buy		11,179	01/2011	DUB	27	0	27
Sell		12,000	01/2011	DUB	0	(18)	(18)
Buy		16,140	01/2011	JPM	31	0	31
Sell		33,446	01/2011	JPM	0	(63)	(63)
Buy		11,620	01/2011	MSC	13	0	13
Buy		10,465	11/2011	BCLY	7	(2)	5
Buy		9,336	11/2011	JPM	0	(8)	(8)
Buy		7,103	11/2011	RBS	2	0	2
Buy		12,000	02/2012	DUB	16	0	16
Buy		33,446	02/2012	JPM	70	0	70
Buy	EUR	498	01/2011	BCLY	9	0	9
Sell		498	01/2011	BCLY	0	(9)	(9)
Sell		3,770	01/2011	BOA	0	(79)	(79)
Buy		4,725	01/2011	CITI	0	(79)	(79)
Sell		15,906	01/2011	CITI	664	(39)	625
Sell		2,676	01/2011	CSFB	0	(39)	(39)
Sell		13,058	01/2011	DUB	703	0	703
Sell		498	01/2011	GSC	0	(3)	(3)
Sell		9,762	01/2011	RBC	0	(129)	(129)
Sell		3,320	01/2011	UBS	0	(47)	(47)
Sell		1,720	02/2011	BCLY	0	(37)	(37)
Sell		1,750	02/2011	UBS	0	(37)	(37)
Buy	IDR	26,633,600	10/2011	CITI	0	(1)	(1)
Buy	INR	215,695	03/2011	BCLY	44	(3)	41
Buy		14,230	03/2011	BOA	13	0	13
Buy		312,474	03/2011	CITI	75	(6)	69
Buy		386,685	03/2011	DUB	95	(4)	91
Buy		164,738	03/2011	JPM	95	(2)	93
Buy		37,976	03/2011	RBS	0	(1)	(1)
Buy		16,768	03/2011	UBS	2	0	2
Buy	KRW	3,882,243	01/2011	CITI	21	0	21
Buy		5,307,057	01/2011	DUB	21	(21)	0
Buy		989,364	01/2011	GSC	4	0	4
Sell		12,262,302	01/2011	JPM	0	(220)	(220)
Buy		2,083,638	01/2011	UBS	11	0	11
Buy		5,644,720	05/2011	BCLY	0	(26)	(26)
Buy		9,090,175	05/2011	CITI	8	(24)	(16)
Buy		3,421,230	05/2011	DUB	4	(10)	(6)
Buy		317,336	05/2011	GSC	1	0	1
Buy		743,000	05/2011	HSBC	0	(4)	(4)
Buy		13,975,202	05/2011	JPM	261	0	261
Buy		1,489,000	05/2011	RBS	0	0	0
Buy		455,280	05/2011	UBS	2	0	2
Buy	MYR	14,312	02/2011	BCLY	115	0	115
Buy		7,058	02/2011	CITI	26	0	26
Buy	PHP	293,899	02/2011	CITI	56	0	56
Buy		37,894	02/2011	DUB	2	0	2
Buy		9,886	02/2011	UBS	0	0	0
Buy		12,000	06/2011	BOA	0	(1)	(1)
Buy		274,481	06/2011	CITI	68	(8)	60
Buy		41,757	06/2011	DUB	13	0	13
Buy		19,422	06/2011	HSBC	4	0	4
Buy		26,557	06/2011	JPM	7	0	7
Buy		28,281	06/2011	RBS	0	(5)	(5)
Buy	SGD	3,797	02/2011	CITI	54	0	54
Buy		5,059	02/2011	UBS	67	0	67
Buy		5,727	03/2011	DUB	113	0	113

					$3,216	$(1,354)	$1,862

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$8,213	$0	$8,213
Corporate Bonds & Notes
Banking & Finance	0	693,315	2,064	695,379
Industrials	0	39,287	0	39,287
Utilities	0	4,046	0	4,046
Convertible Bonds & Notes
Industrials	0	1,004	0	1,004
Municipal Bonds & Notes
California	0	405	0	405
Ohio	0	615	0	615
Rhode Island	0	326	0	326
West Virginia	0	723	0	723
U.S. Government Agencies	0	159,973	25,676	185,649
U.S. Treasury Obligations	0	2,171,662	0	2,171,662
Mortgage-Backed Securities	0	155,854	4,969	160,823
Asset-Backed Securities	0	74,131	20,047	94,178
Sovereign Issues	0	53,146	0	53,146
Convertible Preferred Securities
Banking & Finance	800	0	0	800
Short-Term Instruments
Certificates of Deposit	0	20,804	0	20,804
Corporate Bonds & Notes	0	2,101	780	2,881
Repurchase Agreements	0	3,204	0	3,204
U.S. Treasury Bills	0	31,778	0	31,778
PIMCO Short-Term Floating NAV Portfolio	433,411	0	0	433,411

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Purchased Options
Interest Rate Contracts	$0	$244	$0	$244
	$434,211	$3,420,831	$53,536	$3,908,578

Short Sales, at value	$0	$(12,413)	$0	$(12,413)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,165	0	1,165
Foreign Exchange Contracts	0	3,216	0	3,216
Interest Rate Contracts	145	1,604	0	1,749
	$145	$5,985	$0	$6,130

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,537)	0	(1,537)
Foreign Exchange Contracts	0	(1,354)	0	(1,354)
Interest Rate Contracts	(25)	(6,212)	(2,148)	(8,385)
	$(25)	$(9,103)	$(2,148)	$(11,276)

Totals	$434,331	$3,405,300	$51,388	$3,891,019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,332	$(4)	$5	$0	$36	$695	$0	$2,064	$36
U.S. Government Agencies	5,605	25,896	(6,059)	8	142	84	0	0	25,676	(31)
Mortgage-Backed Securities	0	4,895	0	0	0	74	0	0	4,969	74
Asset-Backed Securities	0	20,462	(311)	60	5	(169)	0	0	20,047	(169)
Short-Term Instruments
Corporate Bonds & Notes	0	780	0	0	0	0	0	0	780	0

	$5,605	$53,365	$(6,374)	$73	$147	$25	$695	$0	$53,536	$(90)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(1,550)	$0	$0	$(598)	$0	$0	$(2,148)	$(598)

Totals	$5,605	$53,365	$(7,924)	$73	$147	$(573)	$695	$0	$51,388	$(688)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

December 31, 2010

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$244	$0	$0	$0	$0	$244
Variation margin receivable (2)	66	0	0	0	0	66
Unrealized appreciation on foreign currency contracts	0	3,216	0	0	0	3,216
Unrealized appreciation on swap agreements	1,604	0	1,165	0	0	2,769

	$1,914	$3,216	$1,165	$0	$0	$6,295

Liabilities:
Written options outstanding	$7,981	$0	$87	$0	$0	$8,068
Unrealized depreciation on foreign currency contracts	0	1,354	0	0	0	1,354
Unrealized depreciation on swap agreements	378	0	1,451	0	0	1,829

	$8,359	$1,354	$1,538	$0	$0	$11,251

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$8,682	$307	$(2,905)	$0	$0	$6,084
Net realized gain on foreign currency transactions	0	2,111	0	0	0	2,111

	$8,682	$2,418	$(2,905)	$0	$0	$8,195

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$153	$0	$0	$0	$0	$153
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(3,198)	0	2,364	0	0	(834)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,033	0	0	0	2,033

	$(3,045)	$2,033	$2,364	$0	$0	$1,352

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $120 as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

20	PIMCO Variable Insurance Trust

December 31, 2010

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an

22	PIMCO Variable Insurance Trust

December 31, 2010

amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or

24	PIMCO Variable Insurance Trust

December 31, 2010

adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$5,871

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$111,752	$3,335,781	$(3,014,200)	$104		$(26)	$433,411	$481

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

26	PIMCO Variable Insurance Trust

December 31, 2010

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$15,094,008	$14,472,066	$685,977	$446,367

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,296	$29,878	2,344	$28,540
Administrative Class	67,379	876,739	61,433	751,340
Advisor Class	11,997	158,364	1,506	18,459

Issued as reinvestment of distributions
Institutional Class	182	2,377	522	6,468
Administrative Class	3,747	48,874	8,691	107,533
Advisor Class	186	2,435	151	1,872

Cost of shares redeemed
Institutional Class	(3,026)	(38,475)	(799)	(9,515)
Administrative Class	(37,099)	(481,277)	(35,074)	(423,482)
Advisor Class	(1,356)	(17,644)	(1,095)	(13,305)
Net increase resulting from Portfolio share transactions	44,306	$581,271	37,679	$467,910

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	4	96
Administrative Class	5	65
Advisor Class	5	88

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

December 31, 2010

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$114,316	$14,084	$(62,958)	$(3,191)	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$3,970,495	$28,035	$(89,952)	$(61,917)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$51,686	$2,000	$—
12/31/2009	$114,443	$2,583	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	29

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RPI	Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation

30	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.48%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.12%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	31

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	33

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

36	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA57_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.6%
Corporate Bonds & Notes	18.9%
Short-Term Instruments	12.6%
U.S. Government Agencies	4.7%
Mortgage-Backed Securities	4.1%
Other	4.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/10/00)
PIMCO Real Return Portfolio Institutional Class	8.27%	5.95%	7.71%	8.01%
Barclays Capital U.S. TIPS Index±	6.31%	5.33%	7.02%	7.32%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.57% for Institutional Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,025.49	$1,022.63
Expenses Paid During Period†	$2.60	$2.60

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above-index U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as the ten-year U.S. Treasury yield declined for the reporting period.

»	A curve-steepening bias in the U.S. benefited performance as the yield curve steepened; specifically, the two-year U.S. Treasury yield decreased more than the thirty-year U.S. Treasury yield.

»	Exposure to European nominal duration during the first five months of the reporting period added to performance as the ten-year European yield decreased during that period.

»	Holdings in Australian real duration contributed to performance as the ten-year Australian real yield declined during the reporting period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads to U.S. Treasuries decreased during the reporting period.

»	Holdings of emerging market currencies, such as the Brazilian real, the Chinese yuan and the South Korean won, added to performance as these currencies appreciated versus the U.S. dollar.

»	A below-index U.S. real duration during the majority of the reporting period detracted from performance as the ten-year U.S. real yield declined.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$12.44	$11.26	$12.57	$11.93	12.69
Net investment income (a)	0.22	0.43	0.46	0.58	0.54
Net realized/unrealized gain (loss) on investments	0.81	1.63	(1.29)	0.67	(0.42)
Total income (loss) from investment operations	1.03	2.06	(0.83)	1.25	0.12
Dividends from net investment income	(0.21)	(0.40)	(0.46)	(0.58)	(0.55)
Distributions from net realized capital gains	(0.12)	(0.48)	(0.02)	(0.03)	(0.33)
Total distributions	(0.33)	(0.88)	(0.48)	(0.61)	(0.88)
Net asset value end of year	$13.14	$12.44	$11.26	$12.57	$11.93
Total return	8.27%	18.54%	(6.89)%	10.80%	0.86%
Net assets end of year (000s)	$99,287	$100,808	$67,953	$43,300	$45,852
Ratio of expenses to average net assets	0.51%	0.57%	0.57%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.68%	3.49%	3.75%	4.84%	4.38%
Portfolio turnover rate	489%*	689%	1,014%	901%	963%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$3,471,963
Investments in Affiliates, at value	433,411
Repurchase agreements, at value	3,204
Cash	118
Foreign currency, at value	297
Receivable for investments sold	12,373
Receivable for investments sold on a delayed-delivery basis	129,730
Receivable for Portfolio shares sold	37,262
Interest and dividends receivable	21,179
Dividends receivable from Affiliates	109
Variation margin receivable	66
Swap premiums paid	5,182
Unrealized appreciation on foreign currency contracts	3,216
Unrealized appreciation on swap agreements	2,769
4,120,879

Liabilities:
Payable for reverse repurchase agreements	$3,870
Payable for investments in Affiliates purchased	109
Payable for investments purchased on a delayed-delivery basis	1,515,446
Payable for Portfolio shares redeemed	2,194
Payable for short sales	12,413
Written options outstanding	8,068
Deposits from counterparty	4,070
Accrued related party fees	1,446
Swap premiums received	1,512
Unrealized depreciation on foreign currency contracts	1,354
Unrealized depreciation on swap agreements	1,829
Other liabilities	831
1,553,142

Net Assets	$2,567,737

Net Assets Consist of:
Paid in capital	$2,505,486
Undistributed net investment income	22,823
Accumulated undistributed net realized gain	53,538
Net unrealized (depreciation)	(14,110)
$2,567,737

Net Assets:
Institutional Class	$99,287
Administrative Class	2,293,424
Advisor Class	175,026

Shares Issued and Outstanding:
Institutional Class	7,556
Administrative Class	174,542
Advisor Class	13,320

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.14
Administrative Class	13.14
Advisor Class	13.14

Cost of Investments Owned	$3,485,939
Cost of Investments in Affiliates Owned	$433,437
Cost of Repurchase Agreements Owned	$3,204
Cost of Foreign Currency Held	$287
Proceeds Received on Short Sales	$12,221
Premiums Received on Written Options	$5,979

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$48,064
Dividends	60
Dividends from Affiliate investments	481
Total Income	48,605

Expenses:
Investment advisory fees	5,533
Supervisory and administrative fees	5,533
Servicing fees – Administrative Class	3,055
Distribution and/or servicing fees – Advisor Class	204
Trustees’ fees	35
Interest expense	163
Total Expenses	14,523

Net Investment Income	34,082

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	131,526
Net realized gain on Affiliate investments	104
Net realized gain on futures contracts, written options and swaps	6,084
Net realized gain on foreign currency transactions	3,228
Net change in unrealized (depreciation) on investments	(15,681)
Net change in unrealized (depreciation) on Affiliate investments	(26)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(834)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,049
Net Gain	126,450

Net Increase in Net Assets Resulting from Operations	$160,532

* Foreign tax withholdings	$2

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$34,082	$50,766
Net realized gain	140,838	155,269
Net realized gain on Affiliate investments	104	64
Net change in unrealized appreciation (depreciation)	(14,466)	45,732
Net change in unrealized (depreciation) on Affiliate investments	(26)	0
Net increase resulting from operations	160,532	251,831

Distributions to Shareholders:
From net investment income
Institutional Class	(1,485)	(2,731)
Administrative Class	(29,202)	(43,954)
Advisor Class	(1,000)	(744)
From net realized capital gains
Institutional Class	(892)	(3,737)
Administrative Class	(19,672)	(64,732)
Advisor Class	(1,435)	(1,128)

Total Distributions	(53,686)	(117,026)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	581,271	467,910

Total Increase in Net Assets	688,117	602,715

Net Assets:
Beginning of year	1,879,620	1,276,905
End of year*	$2,567,737	$1,879,620

* Including undistributed net investment income of:	$22,823	$19,225

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

International Lease Finance Corp.
6.750% due 03/17/2015	$1,000	$1,019
7.000% due 03/17/2016	5,900	6,010

Vodafone Group PLC
6.875% due 08/11/2015	1,200	1,184

Total Bank Loan Obligations (Cost $7,972)		8,213

CORPORATE BONDS & NOTES 28.8%

BANKING & FINANCE 27.1%

Achmea Hypotheekbank NV
3.200% due 11/03/2014	5,700	5,936

AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	2,400	2,669

Ally Financial, Inc.
1.750% due 10/30/2012	12,400	12,625
5.375% due 06/06/2011	400	404
6.625% due 05/15/2012	2,000	2,085
6.750% due 12/01/2014	1,600	1,678
6.875% due 09/15/2011	600	619
7.250% due 03/02/2011	700	707

American Express Bank FSB
0.391% due 05/29/2012	1,480	1,474

American Express Centurion Bank
0.412% due 06/12/2012	2,100	2,090

American Express Co.
7.250% due 05/20/2014	5,700	6,499

American Express Credit Corp.
0.381% due 02/24/2012	2,700	2,692
5.875% due 05/02/2013	300	326

American International Group, Inc.
5.850% due 01/16/2018	1,300	1,344
8.175% due 05/15/2068	4,900	5,254
8.250% due 08/15/2018	1,600	1,849

ANZ National International Ltd.
0.724% due 08/19/2014	4,000	4,032
6.200% due 07/19/2013	3,200	3,525

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	5,100	5,202

Bank of Montreal
2.850% due 06/09/2015	7,900	8,033

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,426

Barclays Bank PLC
6.050% due 12/04/2017	2,300	2,363
7.434% due 09/29/2049	700	691

BPCE S.A.
2.375% due 10/04/2013	7,900	7,882

Citigroup Funding, Inc.
1.875% due 10/22/2012	28,600	29,186

Citigroup, Inc.
0.427% due 03/16/2012	3,000	2,980
2.286% due 08/13/2013	1,300	1,323
5.250% due 02/27/2012	3,200	3,336
5.300% due 10/17/2012	1,000	1,059
6.000% due 12/13/2013	6,599	7,216

Commonwealth Bank of Australia
0.582% due 09/17/2014	4,900	4,889
0.709% due 07/12/2013	26,600	26,668
0.803% due 06/25/2014	7,100	7,139

Countrywide Financial Corp.
5.800% due 06/07/2012	1,500	1,579

DanFin Funding Ltd.
0.989% due 07/16/2013	8,300	8,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
0.703% due 03/05/2013		$4,500	$4,488
0.768% due 04/29/2014		27,000	26,921
0.953% due 09/23/2011		2,500	2,507

FIH Erhvervsbank A/S
2.000% due 06/12/2013		1,200	1,221

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		1,400	1,414
7.000% due 10/01/2013		3,300	3,540
7.250% due 10/25/2011		3,200	3,308
7.800% due 06/01/2012		700	744

General Electric Capital Corp.
0.304% due 09/21/2012		30,900	30,926
0.304% due 12/21/2012		54,100	54,141
2.625% due 12/28/2012		9,500	9,858

Goldman Sachs Group, Inc.
0.466% due 02/06/2012		1,300	1,299

Green Valley Ltd.
4.572% due 01/10/2011	EUR	500	667

HCP, Inc.
6.700% due 01/30/2018		$3,000	3,223

HSBC Finance Corp.
0.539% due 01/15/2014		4,600	4,417
0.558% due 04/24/2012		3,000	2,987
0.639% due 07/19/2012		800	794
6.750% due 05/15/2011		1,925	1,967

ING Bank Australia Ltd.
5.617% due 06/24/2014	AUD	800	823

ING Bank NV
0.919% due 01/13/2012		$13,200	13,196
1.103% due 03/30/2012		22,400	22,331
1.609% due 10/18/2013		6,900	6,896

International Lease Finance Corp.
5.625% due 09/20/2013		1,600	1,616
6.375% due 03/25/2013		1,000	1,030
6.500% due 09/01/2014		1,400	1,491
6.625% due 11/15/2013		900	924
6.750% due 09/01/2016		1,200	1,287
7.125% due 09/01/2018		2,500	2,669

LeasePlan Corp. NV
3.000% due 05/07/2012		5,000	5,139

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)	EUR	1,750	561
5.316% due 04/05/2011 (a)		23	7
6.875% due 05/02/2018 (a)		$1,900	480
7.000% due 09/27/2027 (a)		100	24

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000	1,041

Macquarie Bank Ltd.
2.600% due 01/20/2012		1,300	1,325
4.100% due 12/17/2013		9,000	9,667

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		4,000	4,310

Merrill Lynch & Co., Inc.
0.487% due 11/01/2011 (h)		4,000	3,996
0.533% due 06/05/2012		1,000	991
1.764% due 09/27/2012	EUR	900	1,166
6.050% due 08/15/2012		$14,800	15,678

Metropolitan Life Global Funding I
1.427% due 09/17/2012		8,900	9,047

Morgan Stanley
0.539% due 01/09/2012		14,065	14,058
0.550% due 04/19/2012		1,000	998
0.589% due 01/09/2014		8,600	8,304
0.769% due 10/15/2015		1,700	1,596
1.357% due 03/01/2013	EUR	2,600	3,326
2.786% due 05/14/2013		$4,200	4,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NIBC Bank NV
2.800% due 12/02/2014		$21,600	$22,285

Pricoa Global Funding I
0.433% due 06/26/2012		15,100	14,991

Prudential Financial, Inc.
3.090% due 06/10/2013		2,000	2,006

Racers
0.533% due 07/25/2017		1,395	1,369

Royal Bank of Scotland Group PLC
0.554% due 03/30/2012		26,200	26,194
1.188% due 04/23/2012		700	707
1.293% due 01/30/2017	EUR	7,000	7,795
1.450% due 10/20/2011		$22,200	22,329
2.704% due 08/23/2013		14,900	15,141
3.000% due 12/09/2011		2,200	2,246

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		19,000	18,786

Svenska Handelsbanken AB
1.302% due 09/14/2012		7,400	7,428

UBS AG
2.250% due 08/12/2013		4,200	4,238

Vita Capital III Ltd.
1.423% due 01/01/2012		700	695

Wachovia Corp.
0.418% due 04/23/2012		18,740	18,725
2.057% due 05/01/2013		2,900	2,984

Western Corporate Federal Credit Union
1.750% due 11/02/2012		7,600	7,741

Westpac Banking Corp.
0.492% due 12/14/2012		34,000	34,030
0.582% due 09/10/2014		1,100	1,102
2.700% due 12/09/2014		5,100	5,146
3.585% due 08/14/2014		6,300	6,721

Westpac Securities NZ Ltd.
2.500% due 05/25/2012		3,800	3,890

			695,379

INDUSTRIALS 1.5%

Alcoa, Inc.
6.750% due 07/15/2018		3,000	3,274

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,300	1,410

Cardinal Health, Inc.
6.000% due 06/15/2017		1,000	1,108

DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,362

Dow Chemical Co.
2.536% due 08/08/2011		6,500	6,570
4.850% due 08/15/2012		1,700	1,793

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,163
7.343% due 04/11/2013		500	545

Marriott International, Inc.
6.375% due 06/15/2017		5,000	5,599

Masco Corp.
6.125% due 10/03/2016		1,500	1,535

Petroleos Mexicanos
5.500% due 01/21/2021		1,800	1,831

Rexam PLC
6.750% due 06/01/2013		1,200	1,309

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000	1,100

UST LLC
6.625% due 07/15/2012		2,500	2,683

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Videotron Ltee
6.875% due 01/15/2014	$1,900	$1,933

Xstrata Canada Corp.
7.350% due 06/05/2012	1,000	1,072

		39,287

UTILITIES 0.2%

BP Capital Markets PLC
0.442% due 04/11/2011	300	300

Verizon Wireless Capital LLC
3.750% due 05/20/2011	3,700	3,746

		4,046

Total Corporate Bonds & Notes (Cost $730,497)		738,712

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Amgen, Inc.
0.125% due 02/01/2011	1,000	1,004

Total Convertible Bonds & Notes (Cost $999)		1,004

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	405

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	615

RHODE ISLAND 0.0%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	320	326

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,040	723

Total Municipal Bonds & Notes (Cost $2,730)		2,069

U.S. GOVERNMENT AGENCIES 7.2%

Fannie Mae
0.321% due 12/25/2036	175	173
0.411% due 08/25/2034	179	172
0.611% due 05/25/2042	196	196
0.701% due 05/25/2036	191	192
0.750% due 12/18/2013	30,300	29,983
1.061% due 02/25/2036	1,457	1,456
1.250% due 03/14/2014	10,100	10,050
1.530% due 06/01/2043 - 09/01/2044	1,463	1,465
2.445% due 11/01/2024	14	15
2.631% due 05/25/2035	1,222	1,260
2.688% due 11/01/2034	2,409	2,524
4.020% due 02/11/2015	4,800	4,819
4.500% due 04/01/2023 - 04/01/2024	15,628	16,414
4.617% due 12/01/2036	2,738	2,860
5.278% due 10/01/2035	929	989
5.375% due 04/11/2022	1,600	1,689
5.950% due 02/25/2044	278	306
6.000% due 03/09/2020	9,500	9,852
6.280% due 06/15/2027	1,000	1,048
8.000% due 07/25/2026	12,600	12,594

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.211% due 12/21/2011 (i)		$26,900	$26,899
0.211% due 12/29/2011		17,700	17,699
0.410% due 10/15/2020		2,707	2,703
0.490% due 02/15/2019		409	409
0.521% due 08/25/2031		99	96
0.610% due 12/15/2030		119	119
1.542% due 10/25/2044 - 02/25/2045		8,144	7,992
2.490% due 01/01/2034		222	232
5.319% due 12/01/2035		609	650

Ginnie Mae
0.561% due 03/20/2037		14,088	14,057

NCUA Guaranteed Notes
0.715% due 10/07/2020		6,211	6,204
0.821% due 12/08/2020		6,900	6,879

Small Business Administration
5.902% due 02/10/2018		756	843
6.020% due 08/01/2028		2,523	2,810

Total U.S. Government Agencies (Cost $185,380)			185,649

U.S. TREASURY OBLIGATIONS 84.6%

Treasury Inflation Protected Securities (d)
0.625% due 04/15/2013		10,141	10,455
1.250% due 04/15/2014		44,542	46,884
1.250% due 07/15/2020		24,182	24,794
1.375% due 07/15/2018		2,130	2,248
1.375% due 01/15/2020		108,929	113,354
1.625% due 01/15/2015		42,500	45,373
1.625% due 01/15/2018		22,028	23,600
1.750% due 01/15/2028 (f)(i)		98,356	100,369
1.875% due 07/15/2013 (f)(i)		58,241	62,149
1.875% due 07/15/2015		126,290	136,966
1.875% due 07/15/2019		33,399	36,360
2.000% due 04/15/2012		38,694	40,130
2.000% due 01/15/2014 (f)		61,323	65,893
2.000% due 07/15/2014		133,353	144,282
2.000% due 01/15/2016		102,269	111,490
2.000% due 01/15/2026		104,315	111,022
2.125% due 01/15/2019		15,894	17,610
2.125% due 02/15/2040		59,104	62,788
2.375% due 04/15/2011		11,019	11,124
2.375% due 01/15/2017		71,216	79,450
2.375% due 01/15/2025 (f)		101,237	112,912
2.375% due 01/15/2027 (f)		77,555	86,383
2.500% due 07/15/2016		99,095	111,342
2.500% due 01/15/2029		51,728	58,857
2.625% due 07/15/2017		89,079	101,487
3.000% due 07/15/2012 (f)		64,919	69,007
3.375% due 01/15/2012 (f)(i)		84,141	88,012
3.375% due 04/15/2032		1,232	1,596
3.625% due 04/15/2028 (i)		107,046	138,516
3.875% due 04/15/2029 (i)		116,945	157,209

Total U.S. Treasury Obligations (Cost $2,192,500)			2,171,662

MORTGAGE-BACKED SECURITIES 6.3%

American General Mortgage Loan Trust
5.150% due 03/25/2058		6,571	6,846

American Home Mortgage Investment Trust
1.957% due 09/25/2045		784	687

Arkle Master Issuer PLC
0.374% due 02/17/2052		21,100	20,899
1.434% due 05/17/2060		5,800	5,768

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	1,200	1,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	$420	$440

Banc of America Funding Corp.
2.799% due 02/20/2036	1,946	1,825
5.893% due 01/20/2047	956	694

Banc of America Large Loan, Inc.
0.770% due 08/15/2029	3,495	3,251
5.621% due 06/24/2050	1,600	1,711
5.641% due 02/17/2051	1,000	1,067

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035	381	333
5.189% due 11/25/2034	291	274
5.356% due 02/25/2036	1,490	1,190
6.500% due 09/25/2033	69	71

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035	808	776
2.430% due 08/25/2035	619	586
2.560% due 10/25/2035	2,487	2,237
2.730% due 03/25/2035	1,115	1,064
2.934% due 03/25/2035	353	339
3.060% due 03/25/2035	1,042	862
3.138% due 01/25/2035	4,302	3,981
4.944% due 01/25/2035	1,167	1,096

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	3,579	2,743
4.885% due 03/25/2036	1,151	610

Bear Stearns Commercial Mortgage Securities
0.000% due 05/18/2011 (b)	3,300	3,277

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	3,287	2,158

Chase Mortgage Finance Corp.
2.905% due 02/25/2037	221	206

Chaseflex Trust
6.000% due 02/25/2037	1,000	729

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	91	97

Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035	94	89
2.510% due 08/25/2035	473	446
2.560% due 08/25/2035	485	437
2.680% due 12/25/2035	2,410	2,320
2.820% due 12/25/2035	112	103
5.873% due 09/25/2037	2,463	1,790

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	200	214

Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	2,396	2,404

Countrywide Alternative Loan Trust
0.441% due 02/20/2047	1,022	599
0.441% due 05/25/2047	336	195
0.451% due 09/25/2046	11,970	7,265
0.541% due 12/25/2035	64	46
1.328% due 12/25/2035	302	195
6.000% due 01/25/2037	590	430

Countrywide Home Loan Mortgage Pass-Through Trust
0.601% due 06/25/2035	386	333
2.969% due 11/19/2033	90	89
5.500% due 08/25/2035	1,650	1,528
5.613% due 05/20/2036	341	248

Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039	3,100	3,256

Deutsche ALT-A Securities, Inc.
0.361% due 10/25/2036	44	16

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047	1,204	1,202

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034	$576	$522

First Horizon Asset Securities, Inc.
2.924% due 08/25/2035	1,425	1,167

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	671	678

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	445	439

Granite Master Issuer PLC
0.301% due 12/20/2054	1,832	1,706
0.351% due 12/20/2054	385	359
0.361% due 12/20/2054	495	461

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	131	122
0.341% due 01/25/2047	1,105	1,059
0.481% due 06/25/2045	567	382
0.531% due 11/25/2045	317	214

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	181	177
0.396% due 03/06/2020	1,500	1,445
4.592% due 08/10/2043	6,000	6,070

GSR Mortgage Loan Trust
2.825% due 09/25/2035	1,396	1,339
3.038% due 01/25/2035	756	713

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	171	112

Indymac INDA Mortgage Loan Trust
5.061% due 11/25/2035	2,303	2,039

Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034	377	278

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	310	329
5.794% due 02/12/2051	1,300	1,387

JPMorgan Mortgage Trust
2.974% due 07/25/2035	1,782	1,729
3.011% due 07/25/2035	787	755
3.101% due 08/25/2035	872	757
3.151% due 08/25/2035	905	800
5.036% due 02/25/2035	2,091	2,098
5.421% due 09/25/2035	490	461
5.540% due 07/27/2037	1,893	1,624

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	225	237

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034	700	657

Mellon Residential Funding Corp.
0.610% due 11/15/2031	603	575
0.700% due 12/15/2030	478	453

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	200	209

Merrill Lynch Floating Trust
0.330% due 06/15/2022	122	118

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	1,928	1,492
5.431% due 12/25/2035	879	795

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	782	688
1.254% due 10/25/2035	465	405
1.707% due 10/25/2035	2,507	2,288

Morgan Stanley Capital I
0.321% due 10/15/2020	224	216
5.879% due 06/11/2049	600	643

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	1,471	1,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Opteum Mortgage Acceptance Corp.
0.521% due 07/25/2035		$153	$144

RBSCF Trust
6.014% due 12/16/2049		2,500	2,674

Residential Accredit Loans, Inc.
0.561% due 08/25/2035		234	158

Securitized Asset Sales, Inc.
2.935% due 11/26/2023		7	7

Sequoia Mortgage Trust
0.611% due 10/19/2026		192	167

Structured Adjustable Rate Mortgage Loan Trust
0.501% due 06/25/2035		176	131
1.742% due 01/25/2035		231	136
2.714% due 08/25/2035		340	276
2.770% due 02/25/2034		408	388

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047		212	212
0.451% due 06/25/2036		182	120
0.471% due 04/25/2036		758	448
0.511% due 07/19/2035		2,399	2,138
0.591% due 10/19/2034		162	149

Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4
2.856% due 10/25/2035		209	168

Swan Trust
6.110% due 04/25/2041	AUD	807	826

TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037		$9	9

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046		3,813	3,763
0.381% due 10/25/2046		1,128	1,118

Vornado DP LLC
4.004% due 09/13/2028		6,500	6,316

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020		586	548
0.351% due 09/15/2021		612	596
5.088% due 08/15/2041		1,400	1,486
5.418% due 01/15/2045		410	440

WaMu Mortgage Pass-Through Certificates
0.521% due 11/25/2045		345	292
0.551% due 10/25/2045		2,124	1,807
1.058% due 01/25/2047		1,365	915
1.098% due 05/25/2047		770	512
1.138% due 12/25/2046		183	132
1.328% due 02/25/2046		287	222
1.528% due 11/25/2042		42	37
1.828% due 11/25/2046		198	145
3.154% due 07/25/2046		1,288	946
5.264% due 12/25/2035		545	493
5.503% due 08/25/2035		884	825
5.974% due 10/25/2036		1,908	1,769

Wells Fargo Mortgage-Backed Securities Trust
2.884% due 09/25/2034		282	288

Total Mortgage-Backed Securities (Cost $166,248)			160,823

ASSET-BACKED SECURITIES 3.7%

Access Group, Inc.
1.588% due 10/27/2025		12,779	13,074

ACE Securities Corp.
0.311% due 12/25/2036		47	45

AMMC CDO
0.512% due 05/03/2018		500	470

Aquilae CLO PLC
1.341% due 01/17/2023	EUR	3,407	4,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARES CLO Funds
0.530% due 03/12/2018		$2,374	$2,236

Asset-Backed Funding Certificates
0.321% due 01/25/2037		212	210
0.611% due 06/25/2034		1,524	1,248

Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		19	18
0.591% due 01/25/2036		8	8
0.921% due 10/25/2032		30	26

Carrington Mortgage Loan Trust
0.311% due 01/25/2037		192	189

Citigroup Mortgage Loan Trust, Inc.
0.341% due 01/25/2037		471	372

College Loan Corp. Trust
0.538% due 01/25/2024		800	798

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		35	35
0.311% due 05/25/2047		17	17
0.311% due 06/25/2047		350	345
0.331% due 06/25/2047		687	676
0.371% due 10/25/2046		18	17

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		304	267

Equity One ABS, Inc.
0.561% due 04/25/2034		93	73

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		164	163

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		6,110	6,129

GSAMP Trust
0.331% due 10/25/2036		2	2
0.331% due 12/25/2036		211	155

Harbourmaster CLO Ltd.
1.286% due 06/15/2020	EUR	986	1,225

HSBC Home Equity Loan Trust
0.411% due 03/20/2036		$2,713	2,543

HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		36	28
0.311% due 12/25/2036		119	113

Illinois Student Assistance Commission
0.767% due 04/25/2017		2,200	2,197

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		351	341

Landmark CDO Ltd.
0.596% due 06/01/2017		6,407	6,010

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,138	1,515

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		$10	9

Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		22	22
0.341% due 09/25/2037		31	9
0.381% due 02/25/2037		678	470

Morgan Stanley ABS Capital I
0.301% due 10/25/2036		15	15

Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036		25	25

Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		240	235

Nautique Funding Ltd.
0.539% due 04/15/2020		962	864

Navigare Funding CLO Ltd.
0.544% due 05/20/2019		700	646

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navigator CDO Ltd.
1.136% due 11/15/2015		$1,488	$1,437

Nelnet Student Loan Trust
0.988% due 07/25/2018		1,600	1,612

NYLIM Flatiron CLO Ltd.
0.506% due 08/08/2020		600	557

Park Place Securities, Inc.
0.521% due 09/25/2035		31	28

Renaissance Home Equity Loan Trust
1.021% due 12/25/2032		65	49

Securitized Asset-Backed Receivables LLC Trust
0.321% due 12/25/2036		430	164

SLM Student Loan Trust
0.288% due 04/25/2017		60	60
0.328% due 04/25/2019		8,800	8,486
0.398% due 04/25/2017		254	253
0.738% due 01/25/2017		1,500	1,503
1.105% due 10/25/2023	EUR	3,900	4,849
1.788% due 04/25/2023		$19,667	20,326
1.910% due 12/15/2017		3,245	3,247

Soundview Home Equity Loan Trust
0.321% due 11/25/2036		71	26
1.061% due 10/25/2037		105	104

Structured Asset Investment Loan Trust
0.311% due 07/25/2036		4	4

Structured Asset Securities Corp.
0.311% due 10/25/2036		50	50
1.753% due 04/25/2035		857	651

Symphony CLO Ltd.
0.526% due 05/15/2019		3,100	2,809

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		2	2

WAMU Asset-Backed Certificates
0.311% due 01/25/2037		89	86

Wells Fargo Home Equity Trust
0.511% due 12/25/2035		17	17

Wood Street CLO BV
1.388% due 03/29/2021	EUR	794	978

Total Asset-Backed Securities (Cost $93,975)			94,178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	2,200	$2,173
3.000% due 09/20/2025		11,400	12,454
4.000% due 08/20/2020		4,500	7,451

Colombia Government International Bond
10.000% due 01/23/2012		$350	382

Export-Import Bank of Korea
0.523% due 10/04/2011		1,600	1,601

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	8,800	9,121

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		$19,200	19,253
2.125% due 01/30/2012		700	711

Total Sovereign Issues (Cost $49,292)			53,146

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		800	800

Total Convertible Preferred Securities (Cost $800)			800

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.2%

CERTIFICATES OF DEPOSIT 0.8%

Barclays Bank PLC
1.392% due 12/16/2011		$20,800	20,804

CORPORATE BONDS & NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		800	780

WM Wrigley Jr. Co.
1.664% due 06/28/2011		2,100	2,101

			2,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%

Morgan Stanley and Co., Inc.
0.290% due 01/03/2011	$900	$900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $924. Repurchase proceeds are $900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	2,304	2,304
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,354. Repurchase proceeds are $2,304.)

		3,204

U.S. TREASURY BILLS 1.3%
0.184% due 01/13/2011 - 06/23/2011 (c)(f)(g)	31,800	31,778

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 16.9%
	43,271,817	433,411

Total Short-Term Instruments (Cost $492,096)		492,078

PURCHASED OPTIONS (k) 0.0%
(Cost $91)		244

Total Investments 152.2% (Cost $3,922,580)		$3,908,578

Written Options (l) (0.3%) (Premiums $5,979)		(8,068)

Other Assets and Liabilities (Net) (51.9%)		(1,332,773)

Net Assets 100.0%		$2,567,737

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $4,666 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $20,256 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $80,781 at a weighted average interest rate of 0.229%. On December 31, 2010, securities valued at $3,996 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $3,273 has been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2011	438	$24
90-Day Eurodollar March Futures	Long	03/2011	912	121
90-Day Eurodollar March Futures	Long	03/2012	92	(25)

				$120

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(j)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.227%	$	1,300	$(9)	$0	$(9)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.676%		1,000	5	0	5
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.853%		1,200	(64)	0	(64)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.853%		1,500	(80)	0	(80)
DISH DBS Corp.	MLP	(3.650%	)	12/20/2013	1.853%		2,300	(122)	0	(122)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.459%		3,000	(279)	0	(279)
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	2.222%		400	(30)	(13)	(17)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	2.383%		900	19	0	19
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.930%		1,000	16	0	16
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	0.898%		5,000	(251)	0	(251)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	1.276%		2,000	39	0	39
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	1.276%		2,000	60	0	60
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.520%		1,500	47	0	47
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.550%		1,200	(27)	0	(27)
Royal Bank of Scotland Group PLC	UBS	(1.000%	)	03/20/2017	4.957%	EUR	5,800	1,529	717	812
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.442%	$	1,000	(4)	0	(4)
UST LLC	BOA	(0.340%	)	09/20/2012	0.154%		2,500	(8)	0	(8)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.387%		1,000	(8)	0	(8)

								$833	$704	$129

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$	2,600	$(3)	$(31)	$28
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.402%		6,000	(190)	(199)	9
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%		1,000	(1)	(14)	13
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%		600	(1)	(7)	6
Brazil Government International Bond	RBS	1.000%	06/20/2015	1.033%		1,000	(1)	(19)	18
France Government Bond	BCLY	0.250%	12/20/2015	1.062%		500	(19)	(10)	(9)
France Government Bond	BOA	0.250%	12/20/2015	1.062%		6,500	(247)	(161)	(86)
France Government Bond	CITI	0.250%	06/20/2015	1.003%		2,900	(93)	(69)	(24)
France Government Bond	CITI	0.250%	12/20/2015	1.062%		2,600	(99)	(72)	(27)
France Government Bond	DUB	0.250%	06/20/2015	1.003%		2,700	(87)	(88)	1
France Government Bond	JPM	0.250%	06/20/2015	1.003%		2,400	(77)	(85)	8
France Government Bond	JPM	0.250%	12/20/2015	1.062%		2,600	(99)	(52)	(47)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		1,500	(57)	(29)	(28)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		5,500	83	123	(40)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.691%		400	6	8	(2)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		3,300	50	69	(19)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.691%		2,300	35	47	(12)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.691%		2,300	35	52	(17)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%		700	(2)	(9)	7
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		400	(1)	(5)	4
Republic of Italy Government Bond	DUB	1.000%	06/20/2015	2.338%		600	(32)	(14)	(18)
Republic of Italy Government Bond	DUB	1.000%	12/20/2015	2.372%		2,600	(157)	(91)	(66)
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	2.338%		1,000	(54)	(24)	(30)
United Kingdom Gilt	BNP	1.000%	06/20/2015	0.666%		4,600	68	41	27
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		3,600	53	29	24
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.715%		5,100	71	120	(49)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,600	24	7	17
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.715%		2,500	35	58	(23)

							$(760)	$(425)	$(335)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	2,400	$332	$342	$(10)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,100	429	460	(31)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		9,200	1,273	1,288	(15)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		7,200	996	1,015	(19)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		3,900	540	550	(10)
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		5,000	37	32	5
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		100	1	1	0

						$3,608	$3,688	$(80)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month GBP-United Kingdom RPI Index	3.440%	09/14/2012	RBS	GBP	4,400	$(43)	$0	$(43)
Pay	1-Month GBP-United Kingdom RPI Index	3.450%	09/15/2012	DUB		1,400	(13)	0	(13)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	12,500	(274)	(222)	(52)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		18,400	(190)	(5)	(185)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(115)	(125)	10
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		9,000	(25)	0	(25)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		32,900	(83)	(23)	(60)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		56,900	458	77	381
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		19,000	64	(14)	78
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		2,400	39	20	19
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		8,500	246	(35)	281
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		5,200	151	(15)	166
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	24	3	21
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	130	4	126
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		9,900	38	(47)	85
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		37,100	160	19	141
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		11,500	50	16	34
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		9,600	50	0	50
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		10,900	73	(29)	102
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		3,600	29	15	14
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		16,700	160	64	96

							$929	$(297)	$1,226

(k)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$ 37,500	$91	$244

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	137	$56	$2
Call - CBOT U.S. Treasury 10-Year Note March Futures	125.000	02/18/2011	553	141	89
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	682	319	389
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	137	70	509
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/18/2011	277	187	50
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	682	437	288

				$1,210	$1,327

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	37,500	$214	$447
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,600	59	117
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,100	26	56
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		172,100	1,380	2,334
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,600	40	58
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,400	296	371
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,800	282	313
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,000	168	189

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	19,600	$180	$247
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	29,200	324	368
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,700	24	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	6,300	43	4

							$3,036	$4,506

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$	3,100	$7	$6
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		3,100	8	3
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		4,600	15	14
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		4,600	20	17
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		3,700	6	3
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011		6,000	12	12
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		6,000	21	6
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011		1,900	9	1
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		2,300	12	8
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	3,400	13	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011		2,300	11	4
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		1,000	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011		1,900	13	2
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		7,000	25	5

							$183	$87

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	16,800	$89	$136
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		16,400	83	133
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		35,200	391	592
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		40,400	439	678

						$1,002	$1,539

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$	18,900	$160	$186
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020		33,400	298	333
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020		4,400	57	44
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020		4,400	33	46

							$548	$609

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	0	$405,600	EUR	0	$3,873
Sales	4,455	1,542,500		41,000	11,234
Closing Buys	(1,836)	(979,000)		(24,400)	(7,207)
Expirations	0	(44,500)		0	(307)
Exercised	(151)	(364,500)		0	(1,614)

Balance at 12/31/2010	2,468	$560,100	EUR	16,600	$5,979

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Treasury Inflation Protected Securities	1.250%	07/15/2020	$12,036	$12,221	$12,413

(7)	Market value includes $72 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	6,312	01/2011	RBS	$0	$(429)	$(429)
Buy	BRL	22,579	03/2011	CITI	189	0	189
Buy	CAD	5,014	02/2011	BOA	89	0	89
Buy		4,482	02/2011	CITI	42	0	42
Buy		8,993	02/2011	DUB	108	0	108
Buy		4,492	02/2011	UBS	56	0	56
Buy	CNY	6,508	01/2011	BOA	8	0	8
Buy		11,179	01/2011	DUB	27	0	27
Sell		12,000	01/2011	DUB	0	(18)	(18)
Buy		16,140	01/2011	JPM	31	0	31
Sell		33,446	01/2011	JPM	0	(63)	(63)
Buy		11,620	01/2011	MSC	13	0	13
Buy		10,465	11/2011	BCLY	7	(2)	5
Buy		9,336	11/2011	JPM	0	(8)	(8)
Buy		7,103	11/2011	RBS	2	0	2
Buy		12,000	02/2012	DUB	16	0	16
Buy		33,446	02/2012	JPM	70	0	70
Buy	EUR	498	01/2011	BCLY	9	0	9
Sell		498	01/2011	BCLY	0	(9)	(9)
Sell		3,770	01/2011	BOA	0	(79)	(79)
Buy		4,725	01/2011	CITI	0	(79)	(79)
Sell		15,906	01/2011	CITI	664	(39)	625
Sell		2,676	01/2011	CSFB	0	(39)	(39)
Sell		13,058	01/2011	DUB	703	0	703
Sell		498	01/2011	GSC	0	(3)	(3)
Sell		9,762	01/2011	RBC	0	(129)	(129)
Sell		3,320	01/2011	UBS	0	(47)	(47)
Sell		1,720	02/2011	BCLY	0	(37)	(37)
Sell		1,750	02/2011	UBS	0	(37)	(37)
Buy	IDR	26,633,600	10/2011	CITI	0	(1)	(1)
Buy	INR	215,695	03/2011	BCLY	44	(3)	41
Buy		14,230	03/2011	BOA	13	0	13
Buy		312,474	03/2011	CITI	75	(6)	69
Buy		386,685	03/2011	DUB	95	(4)	91
Buy		164,738	03/2011	JPM	95	(2)	93
Buy		37,976	03/2011	RBS	0	(1)	(1)
Buy		16,768	03/2011	UBS	2	0	2
Buy	KRW	3,882,243	01/2011	CITI	21	0	21
Buy		5,307,057	01/2011	DUB	21	(21)	0
Buy		989,364	01/2011	GSC	4	0	4
Sell		12,262,302	01/2011	JPM	0	(220)	(220)
Buy		2,083,638	01/2011	UBS	11	0	11
Buy		5,644,720	05/2011	BCLY	0	(26)	(26)
Buy		9,090,175	05/2011	CITI	8	(24)	(16)
Buy		3,421,230	05/2011	DUB	4	(10)	(6)
Buy		317,336	05/2011	GSC	1	0	1
Buy		743,000	05/2011	HSBC	0	(4)	(4)
Buy		13,975,202	05/2011	JPM	261	0	261
Buy		1,489,000	05/2011	RBS	0	0	0
Buy		455,280	05/2011	UBS	2	0	2
Buy	MYR	14,312	02/2011	BCLY	115	0	115
Buy		7,058	02/2011	CITI	26	0	26
Buy	PHP	293,899	02/2011	CITI	56	0	56
Buy		37,894	02/2011	DUB	2	0	2
Buy		9,886	02/2011	UBS	0	0	0
Buy		12,000	06/2011	BOA	0	(1)	(1)
Buy		274,481	06/2011	CITI	68	(8)	60
Buy		41,757	06/2011	DUB	13	0	13
Buy		19,422	06/2011	HSBC	4	0	4
Buy		26,557	06/2011	JPM	7	0	7
Buy		28,281	06/2011	RBS	0	(5)	(5)
Buy	SGD	3,797	02/2011	CITI	54	0	54
Buy		5,059	02/2011	UBS	67	0	67
Buy		5,727	03/2011	DUB	113	0	113

					$3,216	$(1,354)	$1,862

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$8,213	$0	$8,213
Corporate Bonds & Notes
Banking & Finance	0	693,315	2,064	695,379
Industrials	0	39,287	0	39,287
Utilities	0	4,046	0	4,046
Convertible Bonds & Notes
Industrials	0	1,004	0	1,004
Municipal Bonds & Notes
California	0	405	0	405
Ohio	0	615	0	615
Rhode Island	0	326	0	326
West Virginia	0	723	0	723
U.S. Government Agencies	0	159,973	25,676	185,649
U.S. Treasury Obligations	0	2,171,662	0	2,171,662
Mortgage-Backed Securities	0	155,854	4,969	160,823
Asset-Backed Securities	0	74,131	20,047	94,178
Sovereign Issues	0	53,146	0	53,146
Convertible Preferred Securities
Banking & Finance	800	0	0	800
Short-Term Instruments
Certificates of Deposit	0	20,804	0	20,804
Corporate Bonds & Notes	0	2,101	780	2,881
Repurchase Agreements	0	3,204	0	3,204
U.S. Treasury Bills	0	31,778	0	31,778
PIMCO Short-Term Floating NAV Portfolio	433,411	0	0	433,411

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Purchased Options
Interest Rate Contracts	$0	$244	$0	$244
	$434,211	$3,420,831	$53,536	$3,908,578

Short Sales, at value	$0	$(12,413)	$0	$(12,413)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,165	0	1,165
Foreign Exchange Contracts	0	3,216	0	3,216
Interest Rate Contracts	145	1,604	0	1,749
	$145	$5,985	$0	$6,130

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,537)	0	(1,537)
Foreign Exchange Contracts	0	(1,354)	0	(1,354)
Interest Rate Contracts	(25)	(6,212)	(2,148)	(8,385)
	$(25)	$(9,103)	$(2,148)	$(11,276)

Totals	$434,331	$3,405,300	$51,388	$3,891,019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,332	$(4)	$5	$0	$36	$695	$0	$2,064	$36
U.S. Government Agencies	5,605	25,896	(6,059)	8	142	84	0	0	25,676	(31)
Mortgage-Backed Securities	0	4,895	0	0	0	74	0	0	4,969	74
Asset-Backed Securities	0	20,462	(311)	60	5	(169)	0	0	20,047	(169)
Short-Term Instruments
Corporate Bonds & Notes	0	780	0	0	0	0	0	0	780	0

	$5,605	$53,365	$(6,374)	$73	$147	$25	$695	$0	$53,536	$(90)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(1,550)	$0	$0	$(598)	$0	$0	$(2,148)	$(598)

Totals	$5,605	$53,365	$(7,924)	$73	$147	$(573)	$695	$0	$51,388	$(688)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

December 31, 2010

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$244	$0	$0	$0	$0	$244
Variation margin receivable (2)	66	0	0	0	0	66
Unrealized appreciation on foreign currency contracts	0	3,216	0	0	0	3,216
Unrealized appreciation on swap agreements	1,604	0	1,165	0	0	2,769

	$1,914	$3,216	$1,165	$0	$0	$6,295

Liabilities:
Written options outstanding	$7,981	$0	$87	$0	$0	$8,068
Unrealized depreciation on foreign currency contracts	0	1,354	0	0	0	1,354
Unrealized depreciation on swap agreements	378	0	1,451	0	0	1,829

	$8,359	$1,354	$1,538	$0	$0	$11,251

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$8,682	$307	$(2,905)	$0	$0	$6,084
Net realized gain on foreign currency transactions	0	2,111	0	0	0	2,111

	$8,682	$2,418	$(2,905)	$0	$0	$8,195

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$153	$0	$0	$0	$0	$153
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(3,198)	0	2,364	0	0	(834)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,033	0	0	0	2,033

	$(3,045)	$2,033	$2,364	$0	$0	$1,352

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $120 as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

20	PIMCO Variable Insurance Trust

December 31, 2010

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an

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December 31, 2010

amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or

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December 31, 2010

adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$5,871

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$111,752	$3,335,781	$(3,014,200)	$104		$(26)	$433,411	$481

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

26	PIMCO Variable Insurance Trust

December 31, 2010

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$15,094,008	$14,472,066	$685,977	$446,367

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,296	$29,878	2,344	$28,540
Administrative Class	67,379	876,739	61,433	751,340
Advisor Class	11,997	158,364	1,506	18,459

Issued as reinvestment of distributions
Institutional Class	182	2,377	522	6,468
Administrative Class	3,747	48,874	8,691	107,533
Advisor Class	186	2,435	151	1,872

Cost of shares redeemed
Institutional Class	(3,026)	(38,475)	(799)	(9,515)
Administrative Class	(37,099)	(481,277)	(35,074)	(423,482)
Advisor Class	(1,356)	(17,644)	(1,095)	(13,305)
Net increase resulting from Portfolio share transactions	44,306	$581,271	37,679	$467,910

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	4	96
Administrative Class	5	65
Advisor Class	5	88

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

December 31, 2010

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$114,316	$14,084	$(62,958)	$(3,191)	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$3,970,495	$28,035	$(89,952)	$(61,917)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$51,686	$2,000	$—
12/31/2009	$114,443	$2,583	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	29

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RPI	Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation

30	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.48%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.12%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	31

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	33

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

36	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA61_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.6%
Corporate Bonds & Notes	18.9%
Short-Term Instruments	12.6%
U.S. Government Agencies	4.7%
Mortgage-Backed Securities	4.1%
Other	4.1%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (02/28/06)
PIMCO Real Return Portfolio Advisor Class	8.00%	5.76%
Barclays Capital U.S. TIPS Index±	6.31%	5.52%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.82% for Advisor Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,024.20	$1,021.37
Expenses Paid During Period†	$3.88	$3.87

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above-index U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as the ten-year U.S. Treasury yield declined for the reporting period.

»	A curve-steepening bias in the U.S. benefited performance as the yield curve steepened; specifically, the two-year U.S. Treasury yield decreased more than the thirty-year U.S. Treasury yield.

»	Exposure to European nominal duration during the first five months of the reporting period added to performance as the ten-year European yield decreased during that period.

»	Holdings in Australian real duration contributed to performance as the ten-year Australian real yield declined during the reporting period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads to U.S. Treasuries decreased during the reporting period.

»	Holdings of emerging market currencies, such as the Brazilian real, the Chinese yuan and the South Korean won, added to performance as these currencies appreciated versus the U.S. dollar.

»	A below-index U.S. real duration during the majority of the reporting period detracted from performance as the ten-year U.S. real yield declined.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.44	$11.26	$12.57	$11.93	$12.69
Net investment income (a)	0.17	0.39	0.44	0.56	0.47
Net realized/unrealized gain (loss) on investments	0.82	1.64	(1.30)	0.66	(0.46)
Total income (loss) from investment operations	0.99	2.03	(0.86)	1.22	0.01
Dividends from net investment income	(0.17)	(0.37)	(0.43)	(0.55)	(0.44)
Distributions from net realized capital gains	(0.12)	(0.48)	(0.02)	(0.03)	(0.33)
Total distributions	(0.29)	(0.85)	(0.45)	(0.58)	(0.77)
Net asset value end of year or period	$13.14	$12.44	$11.26	$12.57	$11.93
Total return	8.00%	18.24%	(7.13)%	10.53%	0.04%
Net assets end of year or period (000s)	$175,026	$31,009	$21,735	$13,478	$2,684
Ratio of expenses to average net assets	0.76%	0.82%	0.80%	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	1.32%	3.19%	3.52%	4.59%	4.49%*
Portfolio turnover rate	489%**	689%	1,014%	901%	963%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$3,471,963
Investments in Affiliates, at value	433,411
Repurchase agreements, at value	3,204
Cash	118
Foreign currency, at value	297
Receivable for investments sold	12,373
Receivable for investments sold on a delayed-delivery basis	129,730
Receivable for Portfolio shares sold	37,262
Interest and dividends receivable	21,179
Dividends receivable from Affiliates	109
Variation margin receivable	66
Swap premiums paid	5,182
Unrealized appreciation on foreign currency contracts	3,216
Unrealized appreciation on swap agreements	2,769
4,120,879

Liabilities:
Payable for reverse repurchase agreements	$3,870
Payable for investments in Affiliates purchased	109
Payable for investments purchased on a delayed-delivery basis	1,515,446
Payable for Portfolio shares redeemed	2,194
Payable for short sales	12,413
Written options outstanding	8,068
Deposits from counterparty	4,070
Accrued related party fees	1,446
Swap premiums received	1,512
Unrealized depreciation on foreign currency contracts	1,354
Unrealized depreciation on swap agreements	1,829
Other liabilities	831
1,553,142

Net Assets	$2,567,737

Net Assets Consist of:
Paid in capital	$2,505,486
Undistributed net investment income	22,823
Accumulated undistributed net realized gain	53,538
Net unrealized (depreciation)	(14,110)
$2,567,737

Net Assets:
Institutional Class	$99,287
Administrative Class	2,293,424
Advisor Class	175,026

Shares Issued and Outstanding:
Institutional Class	7,556
Administrative Class	174,542
Advisor Class	13,320

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.14
Administrative Class	13.14
Advisor Class	13.14

Cost of Investments Owned	$3,485,939
Cost of Investments in Affiliates Owned	$433,437
Cost of Repurchase Agreements Owned	$3,204
Cost of Foreign Currency Held	$287
Proceeds Received on Short Sales	$12,221
Premiums Received on Written Options	$5,979

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest, net of foreign taxes*	$48,064
Dividends	60
Dividends from Affiliate investments	481
Total Income	48,605

Expenses:
Investment advisory fees	5,533
Supervisory and administrative fees	5,533
Servicing fees – Administrative Class	3,055
Distribution and/or servicing fees – Advisor Class	204
Trustees’ fees	35
Interest expense	163
Total Expenses	14,523

Net Investment Income	34,082

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	131,526
Net realized gain on Affiliate investments	104
Net realized gain on futures contracts, written options and swaps	6,084
Net realized gain on foreign currency transactions	3,228
Net change in unrealized (depreciation) on investments	(15,681)
Net change in unrealized (depreciation) on Affiliate investments	(26)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(834)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,049
Net Gain	126,450

Net Increase in Net Assets Resulting from Operations	$160,532

* Foreign tax withholdings	$2

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$34,082	$50,766
Net realized gain	140,838	155,269
Net realized gain on Affiliate investments	104	64
Net change in unrealized appreciation (depreciation)	(14,466)	45,732
Net change in unrealized (depreciation) on Affiliate investments	(26)	0
Net increase resulting from operations	160,532	251,831

Distributions to Shareholders:
From net investment income
Institutional Class	(1,485)	(2,731)
Administrative Class	(29,202)	(43,954)
Advisor Class	(1,000)	(744)
From net realized capital gains
Institutional Class	(892)	(3,737)
Administrative Class	(19,672)	(64,732)
Advisor Class	(1,435)	(1,128)

Total Distributions	(53,686)	(117,026)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	581,271	467,910

Total Increase in Net Assets	688,117	602,715

Net Assets:
Beginning of year	1,879,620	1,276,905
End of year*	$2,567,737	$1,879,620

* Including undistributed net investment income of:	$22,823	$19,225

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

International Lease Finance Corp.
6.750% due 03/17/2015	$1,000	$1,019
7.000% due 03/17/2016	5,900	6,010

Vodafone Group PLC
6.875% due 08/11/2015	1,200	1,184

Total Bank Loan Obligations (Cost $7,972)		8,213

CORPORATE BONDS & NOTES 28.8%

BANKING & FINANCE 27.1%

Achmea Hypotheekbank NV
3.200% due 11/03/2014	5,700	5,936

AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	2,400	2,669

Ally Financial, Inc.
1.750% due 10/30/2012	12,400	12,625
5.375% due 06/06/2011	400	404
6.625% due 05/15/2012	2,000	2,085
6.750% due 12/01/2014	1,600	1,678
6.875% due 09/15/2011	600	619
7.250% due 03/02/2011	700	707

American Express Bank FSB
0.391% due 05/29/2012	1,480	1,474

American Express Centurion Bank
0.412% due 06/12/2012	2,100	2,090

American Express Co.
7.250% due 05/20/2014	5,700	6,499

American Express Credit Corp.
0.381% due 02/24/2012	2,700	2,692
5.875% due 05/02/2013	300	326

American International Group, Inc.
5.850% due 01/16/2018	1,300	1,344
8.175% due 05/15/2068	4,900	5,254
8.250% due 08/15/2018	1,600	1,849

ANZ National International Ltd.
0.724% due 08/19/2014	4,000	4,032
6.200% due 07/19/2013	3,200	3,525

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	5,100	5,202

Bank of Montreal
2.850% due 06/09/2015	7,900	8,033

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,426

Barclays Bank PLC
6.050% due 12/04/2017	2,300	2,363
7.434% due 09/29/2049	700	691

BPCE S.A.
2.375% due 10/04/2013	7,900	7,882

Citigroup Funding, Inc.
1.875% due 10/22/2012	28,600	29,186

Citigroup, Inc.
0.427% due 03/16/2012	3,000	2,980
2.286% due 08/13/2013	1,300	1,323
5.250% due 02/27/2012	3,200	3,336
5.300% due 10/17/2012	1,000	1,059
6.000% due 12/13/2013	6,599	7,216

Commonwealth Bank of Australia
0.582% due 09/17/2014	4,900	4,889
0.709% due 07/12/2013	26,600	26,668
0.803% due 06/25/2014	7,100	7,139

Countrywide Financial Corp.
5.800% due 06/07/2012	1,500	1,579

DanFin Funding Ltd.
0.989% due 07/16/2013	8,300	8,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
0.703% due 03/05/2013		$4,500	$4,488
0.768% due 04/29/2014		27,000	26,921
0.953% due 09/23/2011		2,500	2,507

FIH Erhvervsbank A/S
2.000% due 06/12/2013		1,200	1,221

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		1,400	1,414
7.000% due 10/01/2013		3,300	3,540
7.250% due 10/25/2011		3,200	3,308
7.800% due 06/01/2012		700	744

General Electric Capital Corp.
0.304% due 09/21/2012		30,900	30,926
0.304% due 12/21/2012		54,100	54,141
2.625% due 12/28/2012		9,500	9,858

Goldman Sachs Group, Inc.
0.466% due 02/06/2012		1,300	1,299

Green Valley Ltd.
4.572% due 01/10/2011	EUR	500	667

HCP, Inc.
6.700% due 01/30/2018		$3,000	3,223

HSBC Finance Corp.
0.539% due 01/15/2014		4,600	4,417
0.558% due 04/24/2012		3,000	2,987
0.639% due 07/19/2012		800	794
6.750% due 05/15/2011		1,925	1,967

ING Bank Australia Ltd.
5.617% due 06/24/2014	AUD	800	823

ING Bank NV
0.919% due 01/13/2012		$13,200	13,196
1.103% due 03/30/2012		22,400	22,331
1.609% due 10/18/2013		6,900	6,896

International Lease Finance Corp.
5.625% due 09/20/2013		1,600	1,616
6.375% due 03/25/2013		1,000	1,030
6.500% due 09/01/2014		1,400	1,491
6.625% due 11/15/2013		900	924
6.750% due 09/01/2016		1,200	1,287
7.125% due 09/01/2018		2,500	2,669

LeasePlan Corp. NV
3.000% due 05/07/2012		5,000	5,139

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)	EUR	1,750	561
5.316% due 04/05/2011 (a)		23	7
6.875% due 05/02/2018 (a)		$1,900	480
7.000% due 09/27/2027 (a)		100	24

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000	1,041

Macquarie Bank Ltd.
2.600% due 01/20/2012		1,300	1,325
4.100% due 12/17/2013		9,000	9,667

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		4,000	4,310

Merrill Lynch & Co., Inc.
0.487% due 11/01/2011 (h)		4,000	3,996
0.533% due 06/05/2012		1,000	991
1.764% due 09/27/2012	EUR	900	1,166
6.050% due 08/15/2012		$14,800	15,678

Metropolitan Life Global Funding I
1.427% due 09/17/2012		8,900	9,047

Morgan Stanley
0.539% due 01/09/2012		14,065	14,058
0.550% due 04/19/2012		1,000	998
0.589% due 01/09/2014		8,600	8,304
0.769% due 10/15/2015		1,700	1,596
1.357% due 03/01/2013	EUR	2,600	3,326
2.786% due 05/14/2013		$4,200	4,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NIBC Bank NV
2.800% due 12/02/2014		$21,600	$22,285

Pricoa Global Funding I
0.433% due 06/26/2012		15,100	14,991

Prudential Financial, Inc.
3.090% due 06/10/2013		2,000	2,006

Racers
0.533% due 07/25/2017		1,395	1,369

Royal Bank of Scotland Group PLC
0.554% due 03/30/2012		26,200	26,194
1.188% due 04/23/2012		700	707
1.293% due 01/30/2017	EUR	7,000	7,795
1.450% due 10/20/2011		$22,200	22,329
2.704% due 08/23/2013		14,900	15,141
3.000% due 12/09/2011		2,200	2,246

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		19,000	18,786

Svenska Handelsbanken AB
1.302% due 09/14/2012		7,400	7,428

UBS AG
2.250% due 08/12/2013		4,200	4,238

Vita Capital III Ltd.
1.423% due 01/01/2012		700	695

Wachovia Corp.
0.418% due 04/23/2012		18,740	18,725
2.057% due 05/01/2013		2,900	2,984

Western Corporate Federal Credit Union
1.750% due 11/02/2012		7,600	7,741

Westpac Banking Corp.
0.492% due 12/14/2012		34,000	34,030
0.582% due 09/10/2014		1,100	1,102
2.700% due 12/09/2014		5,100	5,146
3.585% due 08/14/2014		6,300	6,721

Westpac Securities NZ Ltd.
2.500% due 05/25/2012		3,800	3,890

			695,379

INDUSTRIALS 1.5%

Alcoa, Inc.
6.750% due 07/15/2018		3,000	3,274

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,300	1,410

Cardinal Health, Inc.
6.000% due 06/15/2017		1,000	1,108

DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,362

Dow Chemical Co.
2.536% due 08/08/2011		6,500	6,570
4.850% due 08/15/2012		1,700	1,793

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,163
7.343% due 04/11/2013		500	545

Marriott International, Inc.
6.375% due 06/15/2017		5,000	5,599

Masco Corp.
6.125% due 10/03/2016		1,500	1,535

Petroleos Mexicanos
5.500% due 01/21/2021		1,800	1,831

Rexam PLC
6.750% due 06/01/2013		1,200	1,309

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000	1,100

UST LLC
6.625% due 07/15/2012		2,500	2,683

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Videotron Ltee
6.875% due 01/15/2014	$1,900	$1,933

Xstrata Canada Corp.
7.350% due 06/05/2012	1,000	1,072

		39,287

UTILITIES 0.2%

BP Capital Markets PLC
0.442% due 04/11/2011	300	300

Verizon Wireless Capital LLC
3.750% due 05/20/2011	3,700	3,746

		4,046

Total Corporate Bonds & Notes (Cost $730,497)		738,712

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Amgen, Inc.
0.125% due 02/01/2011	1,000	1,004

Total Convertible Bonds & Notes (Cost $999)		1,004

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	405

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	615

RHODE ISLAND 0.0%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	320	326

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,040	723

Total Municipal Bonds & Notes (Cost $2,730)		2,069

U.S. GOVERNMENT AGENCIES 7.2%

Fannie Mae
0.321% due 12/25/2036	175	173
0.411% due 08/25/2034	179	172
0.611% due 05/25/2042	196	196
0.701% due 05/25/2036	191	192
0.750% due 12/18/2013	30,300	29,983
1.061% due 02/25/2036	1,457	1,456
1.250% due 03/14/2014	10,100	10,050
1.530% due 06/01/2043 - 09/01/2044	1,463	1,465
2.445% due 11/01/2024	14	15
2.631% due 05/25/2035	1,222	1,260
2.688% due 11/01/2034	2,409	2,524
4.020% due 02/11/2015	4,800	4,819
4.500% due 04/01/2023 - 04/01/2024	15,628	16,414
4.617% due 12/01/2036	2,738	2,860
5.278% due 10/01/2035	929	989
5.375% due 04/11/2022	1,600	1,689
5.950% due 02/25/2044	278	306
6.000% due 03/09/2020	9,500	9,852
6.280% due 06/15/2027	1,000	1,048
8.000% due 07/25/2026	12,600	12,594

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.211% due 12/21/2011 (i)		$26,900	$26,899
0.211% due 12/29/2011		17,700	17,699
0.410% due 10/15/2020		2,707	2,703
0.490% due 02/15/2019		409	409
0.521% due 08/25/2031		99	96
0.610% due 12/15/2030		119	119
1.542% due 10/25/2044 - 02/25/2045		8,144	7,992
2.490% due 01/01/2034		222	232
5.319% due 12/01/2035		609	650

Ginnie Mae
0.561% due 03/20/2037		14,088	14,057

NCUA Guaranteed Notes
0.715% due 10/07/2020		6,211	6,204
0.821% due 12/08/2020		6,900	6,879

Small Business Administration
5.902% due 02/10/2018		756	843
6.020% due 08/01/2028		2,523	2,810

Total U.S. Government Agencies (Cost $185,380)			185,649

U.S. TREASURY OBLIGATIONS 84.6%

Treasury Inflation Protected Securities (d)
0.625% due 04/15/2013		10,141	10,455
1.250% due 04/15/2014		44,542	46,884
1.250% due 07/15/2020		24,182	24,794
1.375% due 07/15/2018		2,130	2,248
1.375% due 01/15/2020		108,929	113,354
1.625% due 01/15/2015		42,500	45,373
1.625% due 01/15/2018		22,028	23,600
1.750% due 01/15/2028 (f)(i)		98,356	100,369
1.875% due 07/15/2013 (f)(i)		58,241	62,149
1.875% due 07/15/2015		126,290	136,966
1.875% due 07/15/2019		33,399	36,360
2.000% due 04/15/2012		38,694	40,130
2.000% due 01/15/2014 (f)		61,323	65,893
2.000% due 07/15/2014		133,353	144,282
2.000% due 01/15/2016		102,269	111,490
2.000% due 01/15/2026		104,315	111,022
2.125% due 01/15/2019		15,894	17,610
2.125% due 02/15/2040		59,104	62,788
2.375% due 04/15/2011		11,019	11,124
2.375% due 01/15/2017		71,216	79,450
2.375% due 01/15/2025 (f)		101,237	112,912
2.375% due 01/15/2027 (f)		77,555	86,383
2.500% due 07/15/2016		99,095	111,342
2.500% due 01/15/2029		51,728	58,857
2.625% due 07/15/2017		89,079	101,487
3.000% due 07/15/2012 (f)		64,919	69,007
3.375% due 01/15/2012 (f)(i)		84,141	88,012
3.375% due 04/15/2032		1,232	1,596
3.625% due 04/15/2028 (i)		107,046	138,516
3.875% due 04/15/2029 (i)		116,945	157,209

Total U.S. Treasury Obligations (Cost $2,192,500)			2,171,662

MORTGAGE-BACKED SECURITIES 6.3%

American General Mortgage Loan Trust
5.150% due 03/25/2058		6,571	6,846

American Home Mortgage Investment Trust
1.957% due 09/25/2045		784	687

Arkle Master Issuer PLC
0.374% due 02/17/2052		21,100	20,899
1.434% due 05/17/2060		5,800	5,768

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	1,200	1,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	$420	$440

Banc of America Funding Corp.
2.799% due 02/20/2036	1,946	1,825
5.893% due 01/20/2047	956	694

Banc of America Large Loan, Inc.
0.770% due 08/15/2029	3,495	3,251
5.621% due 06/24/2050	1,600	1,711
5.641% due 02/17/2051	1,000	1,067

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035	381	333
5.189% due 11/25/2034	291	274
5.356% due 02/25/2036	1,490	1,190
6.500% due 09/25/2033	69	71

Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035	808	776
2.430% due 08/25/2035	619	586
2.560% due 10/25/2035	2,487	2,237
2.730% due 03/25/2035	1,115	1,064
2.934% due 03/25/2035	353	339
3.060% due 03/25/2035	1,042	862
3.138% due 01/25/2035	4,302	3,981
4.944% due 01/25/2035	1,167	1,096

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	3,579	2,743
4.885% due 03/25/2036	1,151	610

Bear Stearns Commercial Mortgage Securities
0.000% due 05/18/2011 (b)	3,300	3,277

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	3,287	2,158

Chase Mortgage Finance Corp.
2.905% due 02/25/2037	221	206

Chaseflex Trust
6.000% due 02/25/2037	1,000	729

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	91	97

Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035	94	89
2.510% due 08/25/2035	473	446
2.560% due 08/25/2035	485	437
2.680% due 12/25/2035	2,410	2,320
2.820% due 12/25/2035	112	103
5.873% due 09/25/2037	2,463	1,790

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	200	214

Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	2,396	2,404

Countrywide Alternative Loan Trust
0.441% due 02/20/2047	1,022	599
0.441% due 05/25/2047	336	195
0.451% due 09/25/2046	11,970	7,265
0.541% due 12/25/2035	64	46
1.328% due 12/25/2035	302	195
6.000% due 01/25/2037	590	430

Countrywide Home Loan Mortgage Pass-Through Trust
0.601% due 06/25/2035	386	333
2.969% due 11/19/2033	90	89
5.500% due 08/25/2035	1,650	1,528
5.613% due 05/20/2036	341	248

Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039	3,100	3,256

Deutsche ALT-A Securities, Inc.
0.361% due 10/25/2036	44	16

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047	1,204	1,202

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034	$576	$522

First Horizon Asset Securities, Inc.
2.924% due 08/25/2035	1,425	1,167

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	671	678

Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056	445	439

Granite Master Issuer PLC
0.301% due 12/20/2054	1,832	1,706
0.351% due 12/20/2054	385	359
0.361% due 12/20/2054	495	461

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	131	122
0.341% due 01/25/2047	1,105	1,059
0.481% due 06/25/2045	567	382
0.531% due 11/25/2045	317	214

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	181	177
0.396% due 03/06/2020	1,500	1,445
4.592% due 08/10/2043	6,000	6,070

GSR Mortgage Loan Trust
2.825% due 09/25/2035	1,396	1,339
3.038% due 01/25/2035	756	713

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	171	112

Indymac INDA Mortgage Loan Trust
5.061% due 11/25/2035	2,303	2,039

Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034	377	278

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	310	329
5.794% due 02/12/2051	1,300	1,387

JPMorgan Mortgage Trust
2.974% due 07/25/2035	1,782	1,729
3.011% due 07/25/2035	787	755
3.101% due 08/25/2035	872	757
3.151% due 08/25/2035	905	800
5.036% due 02/25/2035	2,091	2,098
5.421% due 09/25/2035	490	461
5.540% due 07/27/2037	1,893	1,624

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	225	237

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034	700	657

Mellon Residential Funding Corp.
0.610% due 11/15/2031	603	575
0.700% due 12/15/2030	478	453

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	200	209

Merrill Lynch Floating Trust
0.330% due 06/15/2022	122	118

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	1,928	1,492
5.431% due 12/25/2035	879	795

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	782	688
1.254% due 10/25/2035	465	405
1.707% due 10/25/2035	2,507	2,288

Morgan Stanley Capital I
0.321% due 10/15/2020	224	216
5.879% due 06/11/2049	600	643

Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036	1,471	1,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Opteum Mortgage Acceptance Corp.
0.521% due 07/25/2035		$153	$144

RBSCF Trust
6.014% due 12/16/2049		2,500	2,674

Residential Accredit Loans, Inc.
0.561% due 08/25/2035		234	158

Securitized Asset Sales, Inc.
2.935% due 11/26/2023		7	7

Sequoia Mortgage Trust
0.611% due 10/19/2026		192	167

Structured Adjustable Rate Mortgage Loan Trust
0.501% due 06/25/2035		176	131
1.742% due 01/25/2035		231	136
2.714% due 08/25/2035		340	276
2.770% due 02/25/2034		408	388

Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047		212	212
0.451% due 06/25/2036		182	120
0.471% due 04/25/2036		758	448
0.511% due 07/19/2035		2,399	2,138
0.591% due 10/19/2034		162	149

Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4
2.856% due 10/25/2035		209	168

Swan Trust
6.110% due 04/25/2041	AUD	807	826

TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037		$9	9

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046		3,813	3,763
0.381% due 10/25/2046		1,128	1,118

Vornado DP LLC
4.004% due 09/13/2028		6,500	6,316

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020		586	548
0.351% due 09/15/2021		612	596
5.088% due 08/15/2041		1,400	1,486
5.418% due 01/15/2045		410	440

WaMu Mortgage Pass-Through Certificates
0.521% due 11/25/2045		345	292
0.551% due 10/25/2045		2,124	1,807
1.058% due 01/25/2047		1,365	915
1.098% due 05/25/2047		770	512
1.138% due 12/25/2046		183	132
1.328% due 02/25/2046		287	222
1.528% due 11/25/2042		42	37
1.828% due 11/25/2046		198	145
3.154% due 07/25/2046		1,288	946
5.264% due 12/25/2035		545	493
5.503% due 08/25/2035		884	825
5.974% due 10/25/2036		1,908	1,769

Wells Fargo Mortgage-Backed Securities Trust
2.884% due 09/25/2034		282	288

Total Mortgage-Backed Securities (Cost $166,248)			160,823

ASSET-BACKED SECURITIES 3.7%

Access Group, Inc.
1.588% due 10/27/2025		12,779	13,074

ACE Securities Corp.
0.311% due 12/25/2036		47	45

AMMC CDO
0.512% due 05/03/2018		500	470

Aquilae CLO PLC
1.341% due 01/17/2023	EUR	3,407	4,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARES CLO Funds
0.530% due 03/12/2018		$2,374	$2,236

Asset-Backed Funding Certificates
0.321% due 01/25/2037		212	210
0.611% due 06/25/2034		1,524	1,248

Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		19	18
0.591% due 01/25/2036		8	8
0.921% due 10/25/2032		30	26

Carrington Mortgage Loan Trust
0.311% due 01/25/2037		192	189

Citigroup Mortgage Loan Trust, Inc.
0.341% due 01/25/2037		471	372

College Loan Corp. Trust
0.538% due 01/25/2024		800	798

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		35	35
0.311% due 05/25/2047		17	17
0.311% due 06/25/2047		350	345
0.331% due 06/25/2047		687	676
0.371% due 10/25/2046		18	17

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		304	267

Equity One ABS, Inc.
0.561% due 04/25/2034		93	73

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		164	163

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		6,110	6,129

GSAMP Trust
0.331% due 10/25/2036		2	2
0.331% due 12/25/2036		211	155

Harbourmaster CLO Ltd.
1.286% due 06/15/2020	EUR	986	1,225

HSBC Home Equity Loan Trust
0.411% due 03/20/2036		$2,713	2,543

HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		36	28
0.311% due 12/25/2036		119	113

Illinois Student Assistance Commission
0.767% due 04/25/2017		2,200	2,197

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		351	341

Landmark CDO Ltd.
0.596% due 06/01/2017		6,407	6,010

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,138	1,515

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		$10	9

Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		22	22
0.341% due 09/25/2037		31	9
0.381% due 02/25/2037		678	470

Morgan Stanley ABS Capital I
0.301% due 10/25/2036		15	15

Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036		25	25

Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		240	235

Nautique Funding Ltd.
0.539% due 04/15/2020		962	864

Navigare Funding CLO Ltd.
0.544% due 05/20/2019		700	646

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navigator CDO Ltd.
1.136% due 11/15/2015		$1,488	$1,437

Nelnet Student Loan Trust
0.988% due 07/25/2018		1,600	1,612

NYLIM Flatiron CLO Ltd.
0.506% due 08/08/2020		600	557

Park Place Securities, Inc.
0.521% due 09/25/2035		31	28

Renaissance Home Equity Loan Trust
1.021% due 12/25/2032		65	49

Securitized Asset-Backed Receivables LLC Trust
0.321% due 12/25/2036		430	164

SLM Student Loan Trust
0.288% due 04/25/2017		60	60
0.328% due 04/25/2019		8,800	8,486
0.398% due 04/25/2017		254	253
0.738% due 01/25/2017		1,500	1,503
1.105% due 10/25/2023	EUR	3,900	4,849
1.788% due 04/25/2023		$19,667	20,326
1.910% due 12/15/2017		3,245	3,247

Soundview Home Equity Loan Trust
0.321% due 11/25/2036		71	26
1.061% due 10/25/2037		105	104

Structured Asset Investment Loan Trust
0.311% due 07/25/2036		4	4

Structured Asset Securities Corp.
0.311% due 10/25/2036		50	50
1.753% due 04/25/2035		857	651

Symphony CLO Ltd.
0.526% due 05/15/2019		3,100	2,809

Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		2	2

WAMU Asset-Backed Certificates
0.311% due 01/25/2037		89	86

Wells Fargo Home Equity Trust
0.511% due 12/25/2035		17	17

Wood Street CLO BV
1.388% due 03/29/2021	EUR	794	978

Total Asset-Backed Securities (Cost $93,975)			94,178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	2,200	$2,173
3.000% due 09/20/2025		11,400	12,454
4.000% due 08/20/2020		4,500	7,451

Colombia Government International Bond
10.000% due 01/23/2012		$350	382

Export-Import Bank of Korea
0.523% due 10/04/2011		1,600	1,601

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	8,800	9,121

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012		$19,200	19,253
2.125% due 01/30/2012		700	711

Total Sovereign Issues (Cost $49,292)			53,146

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		800	800

Total Convertible Preferred Securities (Cost $800)			800

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.2%

CERTIFICATES OF DEPOSIT 0.8%

Barclays Bank PLC
1.392% due 12/16/2011		$20,800	20,804

CORPORATE BONDS & NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		800	780

WM Wrigley Jr. Co.
1.664% due 06/28/2011		2,100	2,101

			2,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%

Morgan Stanley and Co., Inc.
0.290% due 01/03/2011	$900	$900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $924. Repurchase proceeds are $900.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	2,304	2,304
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,354. Repurchase proceeds are $2,304.)

		3,204

U.S. TREASURY BILLS 1.3%
0.184% due 01/13/2011 - 06/23/2011 (c)(f)(g)	31,800	31,778

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 16.9%
	43,271,817	433,411

Total Short-Term Instruments (Cost $492,096)		492,078

PURCHASED OPTIONS (k) 0.0%
(Cost $91)		244

Total Investments 152.2% (Cost $3,922,580)		$3,908,578

Written Options (l) (0.3%) (Premiums $5,979)		(8,068)

Other Assets and Liabilities (Net) (51.9%)		(1,332,773)

Net Assets 100.0%		$2,567,737

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $4,666 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $20,256 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $80,781 at a weighted average interest rate of 0.229%. On December 31, 2010, securities valued at $3,996 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $3,273 has been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2011	438	$24
90-Day Eurodollar March Futures	Long	03/2011	912	121
90-Day Eurodollar March Futures	Long	03/2012	92	(25)

				$120

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(j)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.227%	$	1,300	$(9)	$0	$(9)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.676%		1,000	5	0	5
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.853%		1,200	(64)	0	(64)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.853%		1,500	(80)	0	(80)
DISH DBS Corp.	MLP	(3.650%	)	12/20/2013	1.853%		2,300	(122)	0	(122)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.459%		3,000	(279)	0	(279)
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	2.222%		400	(30)	(13)	(17)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	2.383%		900	19	0	19
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.930%		1,000	16	0	16
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	0.898%		5,000	(251)	0	(251)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	1.276%		2,000	39	0	39
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	1.276%		2,000	60	0	60
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.520%		1,500	47	0	47
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.550%		1,200	(27)	0	(27)
Royal Bank of Scotland Group PLC	UBS	(1.000%	)	03/20/2017	4.957%	EUR	5,800	1,529	717	812
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.442%	$	1,000	(4)	0	(4)
UST LLC	BOA	(0.340%	)	09/20/2012	0.154%		2,500	(8)	0	(8)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.387%		1,000	(8)	0	(8)

								$833	$704	$129

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$	2,600	$(3)	$(31)	$28
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.402%		6,000	(190)	(199)	9
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%		1,000	(1)	(14)	13
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%		600	(1)	(7)	6
Brazil Government International Bond	RBS	1.000%	06/20/2015	1.033%		1,000	(1)	(19)	18
France Government Bond	BCLY	0.250%	12/20/2015	1.062%		500	(19)	(10)	(9)
France Government Bond	BOA	0.250%	12/20/2015	1.062%		6,500	(247)	(161)	(86)
France Government Bond	CITI	0.250%	06/20/2015	1.003%		2,900	(93)	(69)	(24)
France Government Bond	CITI	0.250%	12/20/2015	1.062%		2,600	(99)	(72)	(27)
France Government Bond	DUB	0.250%	06/20/2015	1.003%		2,700	(87)	(88)	1
France Government Bond	JPM	0.250%	06/20/2015	1.003%		2,400	(77)	(85)	8
France Government Bond	JPM	0.250%	12/20/2015	1.062%		2,600	(99)	(52)	(47)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		1,500	(57)	(29)	(28)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		5,500	83	123	(40)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.691%		400	6	8	(2)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		3,300	50	69	(19)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.691%		2,300	35	47	(12)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.691%		2,300	35	52	(17)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%		700	(2)	(9)	7
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		400	(1)	(5)	4
Republic of Italy Government Bond	DUB	1.000%	06/20/2015	2.338%		600	(32)	(14)	(18)
Republic of Italy Government Bond	DUB	1.000%	12/20/2015	2.372%		2,600	(157)	(91)	(66)
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	2.338%		1,000	(54)	(24)	(30)
United Kingdom Gilt	BNP	1.000%	06/20/2015	0.666%		4,600	68	41	27
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		3,600	53	29	24
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.715%		5,100	71	120	(49)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		1,600	24	7	17
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.715%		2,500	35	58	(23)

							$(760)	$(425)	$(335)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	2,400	$332	$342	$(10)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,100	429	460	(31)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		9,200	1,273	1,288	(15)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		7,200	996	1,015	(19)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		3,900	540	550	(10)
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		5,000	37	32	5
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		100	1	1	0

						$3,608	$3,688	$(80)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month GBP-United Kingdom RPI Index	3.440%	09/14/2012	RBS	GBP	4,400	$(43)	$0	$(43)
Pay	1-Month GBP-United Kingdom RPI Index	3.450%	09/15/2012	DUB		1,400	(13)	0	(13)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	12,500	(274)	(222)	(52)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		18,400	(190)	(5)	(185)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(115)	(125)	10
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		9,000	(25)	0	(25)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		32,900	(83)	(23)	(60)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		56,900	458	77	381
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		19,000	64	(14)	78
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		2,400	39	20	19
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		8,500	246	(35)	281
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		5,200	151	(15)	166
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	24	3	21
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	130	4	126
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		9,900	38	(47)	85
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		37,100	160	19	141
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		11,500	50	16	34
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		9,600	50	0	50
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		10,900	73	(29)	102
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		3,600	29	15	14
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		16,700	160	64	96

							$929	$(297)	$1,226

(k)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$ 37,500	$91	$244

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	137	$56	$2
Call - CBOT U.S. Treasury 10-Year Note March Futures	125.000	02/18/2011	553	141	89
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	682	319	389
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	137	70	509
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/18/2011	277	187	50
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	682	437	288

				$1,210	$1,327

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	37,500	$214	$447
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,600	59	117
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,100	26	56
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		172,100	1,380	2,334
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,600	40	58
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,400	296	371
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,800	282	313
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,000	168	189

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	19,600	$180	$247
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	29,200	324	368
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,700	24	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	6,300	43	4

							$3,036	$4,506

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011	$	3,100	$7	$6
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		3,100	8	3
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		4,600	15	14
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		4,600	20	17
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		3,700	6	3
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011		6,000	12	12
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		6,000	21	6
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011		1,900	9	1
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		2,300	12	8
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	3,400	13	2
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011		2,300	11	4
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		1,000	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011		1,900	13	2
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		7,000	25	5

							$183	$87

Straddle Options
Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	16,800	$89	$136
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		16,400	83	133
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		35,200	391	592
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		40,400	439	678

						$1,002	$1,539

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$	18,900	$160	$186
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020		33,400	298	333
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020		4,400	57	44
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020		4,400	33	46

							$548	$609

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	0	$405,600	EUR	0	$3,873
Sales	4,455	1,542,500		41,000	11,234
Closing Buys	(1,836)	(979,000)		(24,400)	(7,207)
Expirations	0	(44,500)		0	(307)
Exercised	(151)	(364,500)		0	(1,614)

Balance at 12/31/2010	2,468	$560,100	EUR	16,600	$5,979

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Treasury Inflation Protected Securities	1.250%	07/15/2020	$12,036	$12,221	$12,413

(7)	Market value includes $72 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	6,312	01/2011	RBS	$0	$(429)	$(429)
Buy	BRL	22,579	03/2011	CITI	189	0	189
Buy	CAD	5,014	02/2011	BOA	89	0	89
Buy		4,482	02/2011	CITI	42	0	42
Buy		8,993	02/2011	DUB	108	0	108
Buy		4,492	02/2011	UBS	56	0	56
Buy	CNY	6,508	01/2011	BOA	8	0	8
Buy		11,179	01/2011	DUB	27	0	27
Sell		12,000	01/2011	DUB	0	(18)	(18)
Buy		16,140	01/2011	JPM	31	0	31
Sell		33,446	01/2011	JPM	0	(63)	(63)
Buy		11,620	01/2011	MSC	13	0	13
Buy		10,465	11/2011	BCLY	7	(2)	5
Buy		9,336	11/2011	JPM	0	(8)	(8)
Buy		7,103	11/2011	RBS	2	0	2
Buy		12,000	02/2012	DUB	16	0	16
Buy		33,446	02/2012	JPM	70	0	70
Buy	EUR	498	01/2011	BCLY	9	0	9
Sell		498	01/2011	BCLY	0	(9)	(9)
Sell		3,770	01/2011	BOA	0	(79)	(79)
Buy		4,725	01/2011	CITI	0	(79)	(79)
Sell		15,906	01/2011	CITI	664	(39)	625
Sell		2,676	01/2011	CSFB	0	(39)	(39)
Sell		13,058	01/2011	DUB	703	0	703
Sell		498	01/2011	GSC	0	(3)	(3)
Sell		9,762	01/2011	RBC	0	(129)	(129)
Sell		3,320	01/2011	UBS	0	(47)	(47)
Sell		1,720	02/2011	BCLY	0	(37)	(37)
Sell		1,750	02/2011	UBS	0	(37)	(37)
Buy	IDR	26,633,600	10/2011	CITI	0	(1)	(1)
Buy	INR	215,695	03/2011	BCLY	44	(3)	41
Buy		14,230	03/2011	BOA	13	0	13
Buy		312,474	03/2011	CITI	75	(6)	69
Buy		386,685	03/2011	DUB	95	(4)	91
Buy		164,738	03/2011	JPM	95	(2)	93
Buy		37,976	03/2011	RBS	0	(1)	(1)
Buy		16,768	03/2011	UBS	2	0	2
Buy	KRW	3,882,243	01/2011	CITI	21	0	21
Buy		5,307,057	01/2011	DUB	21	(21)	0
Buy		989,364	01/2011	GSC	4	0	4
Sell		12,262,302	01/2011	JPM	0	(220)	(220)
Buy		2,083,638	01/2011	UBS	11	0	11
Buy		5,644,720	05/2011	BCLY	0	(26)	(26)
Buy		9,090,175	05/2011	CITI	8	(24)	(16)
Buy		3,421,230	05/2011	DUB	4	(10)	(6)
Buy		317,336	05/2011	GSC	1	0	1
Buy		743,000	05/2011	HSBC	0	(4)	(4)
Buy		13,975,202	05/2011	JPM	261	0	261
Buy		1,489,000	05/2011	RBS	0	0	0
Buy		455,280	05/2011	UBS	2	0	2
Buy	MYR	14,312	02/2011	BCLY	115	0	115
Buy		7,058	02/2011	CITI	26	0	26
Buy	PHP	293,899	02/2011	CITI	56	0	56
Buy		37,894	02/2011	DUB	2	0	2
Buy		9,886	02/2011	UBS	0	0	0
Buy		12,000	06/2011	BOA	0	(1)	(1)
Buy		274,481	06/2011	CITI	68	(8)	60
Buy		41,757	06/2011	DUB	13	0	13
Buy		19,422	06/2011	HSBC	4	0	4
Buy		26,557	06/2011	JPM	7	0	7
Buy		28,281	06/2011	RBS	0	(5)	(5)
Buy	SGD	3,797	02/2011	CITI	54	0	54
Buy		5,059	02/2011	UBS	67	0	67
Buy		5,727	03/2011	DUB	113	0	113

					$3,216	$(1,354)	$1,862

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$8,213	$0	$8,213
Corporate Bonds & Notes
Banking & Finance	0	693,315	2,064	695,379
Industrials	0	39,287	0	39,287
Utilities	0	4,046	0	4,046
Convertible Bonds & Notes
Industrials	0	1,004	0	1,004
Municipal Bonds & Notes
California	0	405	0	405
Ohio	0	615	0	615
Rhode Island	0	326	0	326
West Virginia	0	723	0	723
U.S. Government Agencies	0	159,973	25,676	185,649
U.S. Treasury Obligations	0	2,171,662	0	2,171,662
Mortgage-Backed Securities	0	155,854	4,969	160,823
Asset-Backed Securities	0	74,131	20,047	94,178
Sovereign Issues	0	53,146	0	53,146
Convertible Preferred Securities
Banking & Finance	800	0	0	800
Short-Term Instruments
Certificates of Deposit	0	20,804	0	20,804
Corporate Bonds & Notes	0	2,101	780	2,881
Repurchase Agreements	0	3,204	0	3,204
U.S. Treasury Bills	0	31,778	0	31,778
PIMCO Short-Term Floating NAV Portfolio	433,411	0	0	433,411

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Purchased Options
Interest Rate Contracts	$0	$244	$0	$244
	$434,211	$3,420,831	$53,536	$3,908,578

Short Sales, at value	$0	$(12,413)	$0	$(12,413)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,165	0	1,165
Foreign Exchange Contracts	0	3,216	0	3,216
Interest Rate Contracts	145	1,604	0	1,749
	$145	$5,985	$0	$6,130

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,537)	0	(1,537)
Foreign Exchange Contracts	0	(1,354)	0	(1,354)
Interest Rate Contracts	(25)	(6,212)	(2,148)	(8,385)
	$(25)	$(9,103)	$(2,148)	$(11,276)

Totals	$434,331	$3,405,300	$51,388	$3,891,019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,332	$(4)	$5	$0	$36	$695	$0	$2,064	$36
U.S. Government Agencies	5,605	25,896	(6,059)	8	142	84	0	0	25,676	(31)
Mortgage-Backed Securities	0	4,895	0	0	0	74	0	0	4,969	74
Asset-Backed Securities	0	20,462	(311)	60	5	(169)	0	0	20,047	(169)
Short-Term Instruments
Corporate Bonds & Notes	0	780	0	0	0	0	0	0	780	0

	$5,605	$53,365	$(6,374)	$73	$147	$25	$695	$0	$53,536	$(90)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(1,550)	$0	$0	$(598)	$0	$0	$(2,148)	$(598)

Totals	$5,605	$53,365	$(7,924)	$73	$147	$(573)	$695	$0	$51,388	$(688)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

December 31, 2010

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$244	$0	$0	$0	$0	$244
Variation margin receivable (2)	66	0	0	0	0	66
Unrealized appreciation on foreign currency contracts	0	3,216	0	0	0	3,216
Unrealized appreciation on swap agreements	1,604	0	1,165	0	0	2,769

	$1,914	$3,216	$1,165	$0	$0	$6,295

Liabilities:
Written options outstanding	$7,981	$0	$87	$0	$0	$8,068
Unrealized depreciation on foreign currency contracts	0	1,354	0	0	0	1,354
Unrealized depreciation on swap agreements	378	0	1,451	0	0	1,829

	$8,359	$1,354	$1,538	$0	$0	$11,251

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$8,682	$307	$(2,905)	$0	$0	$6,084
Net realized gain on foreign currency transactions	0	2,111	0	0	0	2,111

	$8,682	$2,418	$(2,905)	$0	$0	$8,195

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$153	$0	$0	$0	$0	$153
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(3,198)	0	2,364	0	0	(834)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,033	0	0	0	2,033

	$(3,045)	$2,033	$2,364	$0	$0	$1,352

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $120 as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements (Cont.)

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

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December 31, 2010

reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an

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December 31, 2010

amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or

Annual Report	December 31, 2010	23

Notes to Financial Statements (Cont.)

other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or

24	PIMCO Variable Insurance Trust

December 31, 2010

adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$5,871

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)		Market Value 12/31/2010	Dividend Income
$111,752	$3,335,781	$(3,014,200)	$104		$(26)	$433,411	$481

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

26	PIMCO Variable Insurance Trust

December 31, 2010

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$15,094,008	$14,472,066	$685,977	$446,367

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,296	$29,878	2,344	$28,540
Administrative Class	67,379	876,739	61,433	751,340
Advisor Class	11,997	158,364	1,506	18,459

Issued as reinvestment of distributions
Institutional Class	182	2,377	522	6,468
Administrative Class	3,747	48,874	8,691	107,533
Advisor Class	186	2,435	151	1,872

Cost of shares redeemed
Institutional Class	(3,026)	(38,475)	(799)	(9,515)
Administrative Class	(37,099)	(481,277)	(35,074)	(423,482)
Advisor Class	(1,356)	(17,644)	(1,095)	(13,305)
Net increase resulting from Portfolio share transactions	44,306	$581,271	37,679	$467,910

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	4	96
Administrative Class	5	65
Advisor Class	5	88

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

December 31, 2010

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$114,316	$14,084	$(62,958)	$(3,191)	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$3,970,495	$28,035	$(89,952)	$(61,917)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$51,686	$2,000	$—
12/31/2009	$114,443	$2,583	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

Annual Report	December 31, 2010	29

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RPI	Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation

30	PIMCO Variable Insurance Trust

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.48%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.12%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2010	31

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	33

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

36	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA59_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	54.5%
U.S. Government Agencies	12.8%
Asset-Backed Securities	11.5%
Short-Term Instruments	8.9%
Mortgage-Backed Securities	5.1%
Other	7.2%
‡	% of Total Investments as of 12/31/2010

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	10 Years	Class Inception (09/30/99)
PIMCO Short-Term Portfolio Administrative Class	2.11%	3.64%	3.34%	3.66%
Citigroup 3-Month Treasury Bill Index±	0.13%	2.30%	2.26%	2.64%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,009.85	$1,022.18
Expenses Paid During Period†	$3.04	$3.06

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as interest rates moved lower across the yield curve during the reporting period.

»	The Portfolio maintained exposure to U.S. Agency mortgage-backed securities, which benefited performance as the sector posted strong returns over the reporting period.

»	Exposure to the corporate sector added to returns as the sector posted strong performance over the reporting period.

»	At the end of the reporting period on December 31, 2010, the 30 Day SEC Yield[1] was 0.98%.

[1]	The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$10.07	$9.62	$10.01	$10.04	$10.05
Net investment income (a)	0.09	0.20	0.36	0.47	0.44
Net realized/unrealized gain (loss) on investments	0.13	0.54	(0.39)	(0.03)	(0.02)
Total income (loss) from investment operations	0.22	0.74	(0.03)	0.44	0.42
Dividends from net investment income	(0.09)	(0.20)	(0.36)	(0.47)	(0.43)
Distributions from net realized capital gains	(0.02)	(0.09)	0.00	0.00	0.00
Total distributions	(0.11)	(0.29)	(0.36)	(0.47)	(0.43)
Net asset value end of year	$10.18	$10.07	$9.62	$10.01	$10.04
Total return	2.11%	7.80%	(0.31)%	4.49%	4.27%
Net assets end of year (000s)	$26,794	$16,335	$12,385	$12,991	$9,211
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.88%	1.98%	3.65%	4.73%	4.40%
Portfolio turnover rate	231%*	524%	191%	160%	111%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$46,449
Investments in Affiliates, at value	3,238
Repurchase agreements, at value	193
Cash	3
Deposits with counterparty	5
Foreign currency, at value	55
Receivable for investments sold	24
Receivable for Portfolio shares sold	17
Interest and dividends receivable	256
Dividends receivable from Affiliates	1
Swap premiums paid	6
Unrealized appreciation on foreign currency contracts	78
Unrealized appreciation on swap agreements	32
50,357

Liabilities:
Payable for investments purchased	$651
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	708
Payable for Portfolio shares redeemed	854
Written options outstanding	76
Accrued related party fees	25
Swap premiums received	17
Unrealized depreciation on foreign currency contracts	42
Unrealized depreciation on swap agreements	7
Other liabilities	1
2,382

Net Assets	$47,975

Net Assets Consist of:
Paid in capital	$47,650
Undistributed net investment income	253
Accumulated undistributed net realized gain	33
Net unrealized appreciation	39
$47,975

Net Assets:
Institutional Class	$7,098
Administrative Class	26,794
Advisor Class	14,083

Shares Issued and Outstanding:
Institutional Class	697
Administrative Class	2,633
Advisor Class	1,384

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.18
Administrative Class	10.18
Advisor Class	10.18

Cost of Investments Owned	$46,437
Cost of Investments in Affiliates Owned	$3,238
Cost of Repurchase Agreements Owned	$193
Cost of Foreign Currency Held	$54
Premiums Received on Written Options	$63

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$539
Dividends from Affiliate investments	12
Total Income	551

Expenses:
Investment advisory fees	92
Supervisory and administrative fees	74
Servicing fees – Administrative Class	38
Distribution and/or servicing fees – Advisor Class	13
Trustees' fees	1
Total Expenses	218

Net Investment Income	333

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	218
Net realized gain on Affiliate investments	1
Net realized (loss) on futures contracts, written options and swaps	(4)
Net realized (loss) on foreign currency transactions	(78)
Net change in unrealized appreciation on investments	236
Net change in unrealized appreciation on futures contracts, written options and swaps	7
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	19
Net Gain	399

Net Increase in Net Assets Resulting from Operations	$732

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$333	$521
Net realized gain	136	914
Net realized gain on Affiliate investments	1	2
Net change in unrealized appreciation	262	458
Net increase resulting from operations	732	1,895

Distributions to Shareholders:
From net investment income
Institutional Class	(67)	(196)
Administrative Class	(211)	(327)
Advisor Class	(41)	0
From net realized capital gains
Institutional Class	(11)	(56)
Administrative Class	(45)	(155)
Advisor Class	(17)	(3)

Total Distributions	(392)	(737)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	24,656	(1,674)

Total Increase (Decrease) in Net Assets	24,996	(516)

Net Assets:
Beginning of year	22,979	23,495
End of year*	$47,975	$22,979

*Including undistributed net investment income of:	$253	$193

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 56.6%

BANKING & FINANCE 31.8%

Ally Financial, Inc.
7.250% due 03/02/2011	$100	$101

American Express Bank FSB
0.391% due 05/29/2012	250	249

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	200	199

American Honda Finance Corp.
1.625% due 09/20/2013	200	201

Banco do Brasil S.A.
4.500% due 01/22/2015	200	209

Banco Santander Chile
1.539% due 04/20/2012	100	100

Barclays Bank PLC
1.029% due 01/13/2012	100	101
2.500% due 01/23/2013	350	356
5.450% due 09/12/2012	100	107

Bear Stearns Cos. LLC
6.950% due 08/10/2012	100	109

BPCE S.A.
2.375% due 10/04/2013	300	299

BRFkredit A/S
0.539% due 04/15/2013	200	200

Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	100	101

Cie de Financement Foncier
1.038% due 07/23/2012	200	200
1.625% due 07/23/2012	200	201

Citigroup, Inc.
0.427% due 03/16/2012	200	199
2.286% due 08/13/2013	350	356

Commonwealth Bank of Australia
0.854% due 03/19/2013	200	201
3.500% due 03/19/2015	100	103

Credit Agricole S.A.
0.636% due 02/02/2012	100	100

DanFin Funding Ltd.
0.989% due 07/16/2013	300	300

Dexia Credit Local S.A.
0.539% due 01/12/2012	400	398
0.703% due 03/05/2013	500	499

DnB NOR Boligkreditt
2.100% due 10/14/2016	300	286

FIH Erhvervsbank A/S
0.672% due 06/13/2013	200	200

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	300	319

General Electric Capital Corp.
0.417% due 11/01/2012	530	527
0.436% due 05/08/2013	301	297
1.184% due 05/22/2013	100	100

HSBC Bank PLC
0.736% due 08/03/2012	100	100
0.936% due 08/12/2013	300	300

HSBC Finance Corp.
0.558% due 04/24/2012	500	498

ING Bank NV
1.609% due 10/18/2013	200	200

International Lease Finance Corp.
4.950% due 02/01/2011	400	402

Lloyds TSB Bank PLC
1.625% due 10/14/2011	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		$433	$429
6.050% due 08/15/2012		100	106

MetLife, Inc.
1.536% due 08/06/2013		200	203

Metropolitan Life Global Funding I
0.552% due 03/15/2012		170	170

Monumental Global Funding III
0.458% due 01/25/2013		400	389

Morgan Stanley
2.786% due 05/14/2013		100	104
5.300% due 03/01/2013		100	107
5.750% due 08/31/2012		100	107

Nykredit Realkredit A/S
4.000% due 01/01/2011	DKK	700	125
4.000% due 01/01/2012		2,000	368

Pricoa Global Funding I
5.400% due 10/18/2012		$200	214

Realkredit Danmark A/S
2.000% due 01/01/2012	DKK	2,000	361

Royal Bank of Scotland Group PLC
0.554% due 03/30/2012		$950	950
0.686% due 04/08/2011		100	100
0.941% due 12/02/2011		100	100
0.986% due 05/11/2012		300	302
2.704% due 08/23/2013		400	406

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		100	99

Stadshypotek AB
0.853% due 09/30/2013		300	300

Sun Life Financial Global Funding LP
0.472% due 07/06/2011		400	399
0.553% due 10/06/2013		100	98

Suncorp Group Ltd.
1.789% due 07/16/2012		300	306

Swedbank AB
0.739% due 01/14/2013		300	300

Wachovia Corp.
0.418% due 04/23/2012		500	500
2.057% due 05/01/2013		100	103

Westpac Banking Corp.
2.100% due 08/02/2013		400	404

			15,268

INDUSTRIALS 16.4%

Agilent Technologies, Inc.
2.500% due 07/15/2013		200	202

Altria Group, Inc.
8.500% due 11/10/2013		400	474

Anglo American Capital PLC
2.150% due 09/27/2013		200	202

Anheuser-Busch InBev Worldwide, Inc.
1.033% due 03/26/2013		400	404

Consol Energy, Inc.
7.875% due 03/01/2012		100	107

Continental Airlines 2001-1 Class A-2 Pass-Through Trust
6.503% due 12/15/2012		150	152

Cox Communications, Inc.
7.125% due 10/01/2012		300	329

Daimler Finance North America LLC
5.750% due 09/08/2011		100	103
5.875% due 03/15/2011		300	303

DCP Midstream LLC
9.700% due 12/01/2013		250	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013	$200	$207

DISH DBS Corp.
6.375% due 10/01/2011	200	207

Dow Chemical Co.
4.850% due 08/15/2012	300	316

EnCana Corp.
4.750% due 10/15/2013	200	216
6.300% due 11/01/2011	100	105

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	300	316

General Mills, Inc.
6.000% due 02/15/2012	91	96

Georgia-Pacific LLC
7.000% due 01/15/2015	200	209
8.125% due 05/15/2011	200	208

ICI Wilmington, Inc.
5.625% due 12/01/2013	250	273

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	100	107

Kraft Foods, Inc.
5.625% due 11/01/2011	52	54

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	100	102

Noble Holding International Ltd.
3.450% due 08/01/2015	200	204

SABMiller PLC
6.200% due 07/01/2011	300	308

Shell International Finance BV
0.653% due 06/22/2012	100	101
1.875% due 03/25/2013	200	203

Southwest Airlines Co.
10.500% due 12/15/2011	300	323

Steel Dynamics, Inc.
7.375% due 11/01/2012	250	265

Teva Pharmaceutical Finance III LLC
0.704% due 12/19/2011	100	100

Total Capital S.A.
3.000% due 06/24/2015	100	102

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	200	208

WellPoint, Inc.
5.000% due 01/15/2011	400	400

WM Wrigley Jr. Co.
2.450% due 06/28/2012	400	403

Woolworths Ltd.
2.550% due 09/22/2015	250	247

		7,856

UTILITIES 8.4%

Appalachian Power Co.
5.650% due 08/15/2012	382	407

BP Capital Markets PLC
3.125% due 03/10/2012	200	205

Crown Castle Towers LLC
3.214% due 08/15/2035	200	197

El Paso Performance-Linked Trust
7.750% due 07/15/2011	100	103

Entergy Corp.
3.625% due 09/15/2015	200	198

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	50	50

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Majapahit Holding BV
7.250% due 10/17/2011	$100	$104

NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011	400	401

Qatar Petroleum
5.579% due 05/30/2011	28	28

Qwest Corp.
7.875% due 09/01/2011	400	413

Sprint Capital Corp.
7.625% due 01/30/2011	450	452

Telecom Italia Capital S.A.
0.899% due 07/18/2011	266	265
5.250% due 11/15/2013	200	209

Telefonica Emisiones SAU
2.582% due 04/26/2013	350	350

Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	232

Vodafone Group PLC
5.350% due 02/27/2012	400	420

		4,034

Total Corporate Bonds & Notes (Cost $27,068)		27,158

CONVERTIBLE BONDS & NOTES 2.4%

BANKING & FINANCE 0.4%

Boston Properties LP
2.875% due 02/15/2037	200	204

INDUSTRIALS 2.0%

Amgen, Inc.
0.125% due 02/01/2011	500	502

Medtronic, Inc.
1.500% due 04/15/2011	450	452

		954

Total Convertible Bonds & Notes (Cost $1,150)		1,158

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.5%

University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	250	249

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	100	100

Total Municipal Bonds & Notes (Cost $350)		349

U.S. GOVERNMENT AGENCIES 13.3%

Fannie Mae
0.291% due 09/17/2012	1,470	1,471
0.321% due 12/25/2036	29	29
0.381% due 03/25/2034	20	19
0.411% due 08/25/2034	5	5
0.461% due 10/27/2037	100	100
0.511% due 06/25/2037	141	141
0.541% due 12/25/2036	176	176
0.611% due 05/25/2042	16	16
1.530% due 03/01/2044 - 07/01/2044	58	58
2.750% due 10/01/2031	4	4
5.250% due 08/01/2012	300	321

Federal Farm Credit Bank
0.252% due 08/13/2012	1,000	1,000
0.300% due 01/15/2013	700	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.301% due 12/25/2036	$68	$67
0.490% due 02/15/2019	163	164
0.610% due 06/15/2031	15	15
1.542% due 10/25/2044 - 02/25/2045	353	347
1.742% due 07/25/2044	67	66
3.800% due 03/09/2016	500	503
5.000% due 01/15/2018	10	10
5.500% due 08/15/2030	1	1

Ginnie Mae
3.000% due 02/20/2032	13	14

NCUA Guaranteed Notes
0.635% due 11/06/2017	393	393
0.661% due 12/07/2020	300	300
0.821% due 12/08/2020	250	249
1.600% due 10/29/2020	197	193

Total U.S. Government Agencies (Cost $6,369)		6,362

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
0.750% due 12/15/2013	675	670

Total U.S. Treasury Obligations (Cost $667)		670

MORTGAGE-BACKED SECURITIES 5.4%

Adjustable Rate Mortgage Trust
5.319% due 11/25/2035	1,201	973

Banc of America Mortgage Securities, Inc.
3.530% due 07/20/2032	1	1
5.500% due 07/25/2035	35	35

Bear Stearns Adjustable Rate Mortgage Trust
3.113% due 01/25/2034	7	7

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	40	30

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	26	25

Countrywide Alternative Loan Trust
0.411% due 05/20/2046	8	8

Countrywide Home Loan Mortgage Pass-Through Trust
0.601% due 06/25/2035	35	30

Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	7	6
2.028% due 05/25/2032	1	1
2.585% due 06/25/2033	32	30

Extended Stay America Trust
3.127% due 01/05/2013 (a)	250	15

First Republic Mortgage Loan Trust
0.560% due 08/15/2032	27	26

Greenpoint Mortgage Funding Trust
0.481% due 06/25/2045	49	33

GS Mortgage Securities Corp. II
6.878% due 05/03/2018	450	453

GSR Mortgage Loan Trust
2.825% due 09/25/2035	44	42

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	64	42

Holmes Master Issuer PLC
0.410% due 10/15/2011	400	400

JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	99	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp.
0.700% due 12/15/2030		$12	$11

Merrill Lynch Floating Trust
0.330% due 06/15/2022		41	39

MLCC Mortgage Investors, Inc.
1.254% due 10/25/2035		22	19

Structured Asset Mortgage Investments, Inc.
0.491% due 05/25/2045		78	52
0.511% due 07/19/2035		10	7
0.921% due 09/19/2032		8	7

Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4

Thornburg Mortgage Securities Trust
0.353% due 03/25/2037		53	52
0.371% due 11/25/2046		38	38

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (a)		22	1
1.328% due 02/25/2046		36	28
1.328% due 08/25/2046		51	34
1.528% due 11/25/2042		19	17
1.728% due 06/25/2042		4	3

Total Mortgage-Backed Securities (Cost $2,651)			2,567

ASSET-BACKED SECURITIES 12.0%

ACE Securities Corp.
0.311% due 12/25/2036		12	11

Ally Auto Receivables Trust
0.750% due 04/15/2012		85	85

American Express Credit Account Master Trust
0.710% due 08/15/2013		2,500	2,500

AmeriCredit Automobile Receivables Trust
0.311% due 10/11/2011		117	117

Arkansas Student Loan Authority
1.188% due 11/25/2043		241	240

BA Credit Card Trust
0.280% due 06/17/2013		200	200

Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		9	9
0.341% due 10/25/2036		14	13
0.921% due 10/25/2032		2	2

BMW Vehicle Lease Trust
0.298% due 10/17/2011		162	162

Carrington Mortgage Loan Trust
0.361% due 06/25/2037		45	41

Chase Issuance Trust
1.810% due 04/15/2014		100	102

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		1	1
0.741% due 12/25/2031		2	1
1.001% due 05/25/2032		1	1

Credit Suisse First Boston Mortgage Securities Corp.
1.001% due 08/25/2032		3	2

Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	309	311

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		$67	67
2.760% due 05/15/2013		269	273

Irwin Home Equity Corp.
0.801% due 07/25/2032		2	1

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		11	10

MASTR Asset-Backed Securities Trust
0.311% due 11/25/2036		3	2

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
0.988% due 07/25/2018	$250	$252

New Century Home Equity Loan Trust
0.521% due 06/25/2035	21	20

Nissan Auto Receivables Owner Trust
0.356% due 10/17/2011	195	195

Renaissance Home Equity Loan Trust
0.621% due 11/25/2034	10	9
0.701% due 08/25/2033	12	11
0.761% due 12/25/2033	47	40

SLM Student Loan Trust
0.288% due 04/25/2017	12	12
0.418% due 04/25/2017	117	116
0.502% due 12/17/2018	364	362
0.788% due 10/25/2017	400	401
1.788% due 04/25/2023	168	174

Structured Asset Investment Loan Trust
0.311% due 07/25/2036	2	2

Structured Asset Securities Corp.
0.551% due 01/25/2033	3	3

Total Asset-Backed Securities (Cost $5,751)		5,748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.9%

Export-Import Bank of Korea
1.352% due 03/13/2012	$400	$400

Kommunalbanken A/S
3.375% due 11/15/2011	200	205

Province of Ontario Canada
0.734% due 05/22/2012	800	802

Total Sovereign Issues (Cost $1,406)		1,407

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.6%

Barclays Bank PLC
0.711% due 11/10/2011	200	200

Itau Unibanco S.A.
1.700% due 09/12/2011	250	252

UBS AG
0.966% due 11/02/2012	300	300

		752

COMMERCIAL PAPER 0.5%

AEGON NV
0.579% due 01/21/2011	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$193	$193

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $198. Repurchase proceeds are $193.)

U.S. TREASURY BILLS 0.1%
0.137% due 02/17/2011 (c)	28	28

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.7%
	323,248	3,238

Total Short-Term Instruments (Cost $4,456)		4,461

Total Investments 104.0% (Cost $49,868)		$49,880

Written Options (e) (0.2%) (Premiums $63)		(76)

Other Assets and Liabilities (Net) (3.8%)		(1,829)

Net Assets 100.0%		$47,975

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $28 and cash of $5 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(d)	Swap agreements outstanding on December 31, 2010:

CreditDefault Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2015	0.734%	$75	$1	$1	$0
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2011	0.393%	300	2	2	0
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%	100	1	(7)	8
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%	100	18	(3)	21
Brazil Government International Bond	RBS	1.000%	12/20/2011	0.572%	100	0	0	0
Emirate of Abu Dhabi	DUB	1.000%	12/20/2011	0.345%	200	1	1	0
Morgan Stanley	JPM	0.850%	09/20/2012	1.030%	200	0	0	0
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.371%	400	2	2	0
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	1.165%	200	0	(1)	1
Prudential Financial, Inc.	BOA	1.000%	12/20/2012	0.657%	100	1	0	1
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.453%	100	1	0	1
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%	200	(1)	0	(1)

						$26	$(5)	$31

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	1,400	$(12)	$(6)	$(6)

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(e)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	9	$4	$5
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	9	5	4

				$9	$9

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	100	$1	$1
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800	11	24
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	4
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	12	22
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	8	9
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	01/24/2011		1,300	8	7
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		1,300	12	0

								$54	$67

Transactions in written call and put options for the period ended December 31, 2010:
	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	41	$2,200	$24
Sales	192	15,500	136
Closing Buys	(213)	(6,900)	(83)
Expirations	0	0	0
Exercised	(2)	(3,700)	(14)

Balance at 12/31/2010	18	$7,100	$63

(f)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	27	01/2011	CSFB	$2	$0	$2
Sell	CAD	129	02/2011	DUB	0	(2)	(2)
Sell	CLP	10,533	01/2011	DUB	0	(1)	(1)
Buy		10,533	01/2011	JPM	1	0	1
Buy		10,534	06/2011	DUB	1	0	1
Buy	CNY	66	01/2011	BOA	0	0	0
Sell		133	01/2011	DUB	0	0	0
Buy		66	01/2011	MSC	0	0	0
Buy		46	04/2011	BCLY	0	0	0
Buy		65	04/2011	CITI	0	0	0
Buy		1,323	04/2011	HSBC	2	0	2
Buy		35	04/2011	RBS	0	0	0
Buy		3,971	09/2011	BCLY	12	0	12
Buy		3,456	09/2011	HSBC	3	0	3
Buy		366	11/2011	JPM	0	0	0
Buy		133	02/2012	DUB	0	0	0
Sell	DKK	19	01/2011	BCLY	0	0	0
Sell		726	01/2011	CITI	6	0	6
Buy		4,060	01/2011	JPM	18	0	18
Buy		19	02/2011	BCLY	0	0	0
Sell		4,060	01/2012	JPM	0	(18)	(18)
Buy	JPY	21,556	01/2011	GSC	9	0	9
Sell		60,000	01/2011	MSC	0	(21)	(21)
Buy		12,831	01/2011	RBC	6	0	6
Buy		25,660	01/2011	RBS	11	0	11
Buy	MXN	1,760	02/2011	BCLY	5	0	5
Sell	SGD	4	03/2011	BCLY	0	0	0
Buy		4	03/2011	BOA	0	0	0
Buy	ZAR	213	01/2011	HSBC	2	0	2

					$78	$(42)	$36

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$15,268	$0	$15,268
Industrials	0	7,498	358	7,856
Utilities	0	4,034	0	4,034
Convertible Bonds & Notes
Banking & Finance	0	204	0	204
Industrials	0	954	0	954
Municipal Bonds & Notes
California	0	249	0	249
New Jersey	0	100	0	100
U.S. Government Agencies	0	5,420	942	6,362
U.S. Treasury Obligations	0	670	0	670
Mortgage-Backed Securities	0	2,566	1	2,567
Asset-Backed Securities	0	5,437	311	5,748
Sovereign Issues	0	1,407	0	1,407
Short-Term Instruments
Certificates of Deposit	0	452	300	752
Commercial Paper	0	250	0	250

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Repurchase Agreements	$0	$193	$0	$193
U.S. Treasury Bills	0	28	0	28
PIMCO Short-Term Floating NAV Portfolio	3,238	0	0	3,238
	$3,238	$44,730	$1,912	$49,880

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	32	0	32
Foreign Exchange Contracts	0	78	0	78
	$0	$110	$0	$110

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(42)	0	(42)
Interest Rate Contracts	0	(83)	0	(83)
	$0	$(125)	$0	$(125)

Totals	$3,238	$44,715	$1,912	$49,865

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$361	$0	$(1)	$0	$(2)	$0	$0	$358	$(2)
U.S. Government Agencies	95	950	(7)	0	0	4	0	(100)	942	0
Mortgage-Backed Securities	0	0	0	0	0	1	0	0	1	1
Asset-Backed Securities	0	389	(90)	0	2	10	0	0	311	10
Short-Term Instruments
Certificates of Deposit	0	300	0	0	0	0	0	0	300	0

	$95	$2,000	$(97)	$(1)	$2	$13	$0	$(100)	$1,912	$9

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

December 31, 2010

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$78	$0	$0	$0	$78
Unrealized appreciation on swap agreements	0	0	32	0	0	32

	$0	$78	$32	$0	$0	$110

Liabilities:
Written options outstanding	$76	$0	$0	$0	$0	$76
Unrealized depreciation on foreign currency contracts	0	42	0	0	0	42
Unrealized depreciation on swap agreements	6	0	1	0	0	7

	$82	$42	$1	$0	$0	$125

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(6)	$0	$0	$0	$0	$(6)
Net realized gain (loss) on futures contracts, written options and swaps	(43)	0	39	0	0	(4)
Net realized (loss) on foreign currency transactions	0	(56)	0	0	0	(56)

	$(49)	$(56)	$39	$0	$0	$(66)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$7	$0	$0	$7
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	38	0	0	0	38

	$0	$38	$7	$0	$0	$45

(1)	See note 5 in the Notes to Financial Statements for additional information.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the

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December 31, 2010

Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the

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Notes to Financial Statements (Cont.)

Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its

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exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to

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Notes to Financial Statements (Cont.)

the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

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proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,521	$2,269

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$225	$60,812	$(57,800)	$1	$0	$3,238	$12

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$48,819	$52,704	$52,936	$22,188

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	152	$1,547	313	$3,080
Administrative Class	3,652	37,042	2,598	25,774
Advisor Class	1,552	15,792	42	429
Issued as reinvestment of distributions
Institutional Class	8	78	25	252
Administrative Class	25	256	48	482
Advisor Class	6	58	0	3
Cost of shares redeemed
Institutional Class	(86)	(868)	(869)	(8,650)
Administrative Class	(2,666)	(27,095)	(2,311)	(22,986)
Advisor Class	(211)	(2,154)	(5)	(58)
Net increase (decrease) resulting from Portfolio share transactions	2,432	$24,656	(159)	$(1,674)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	97
Administrative Class	4	82
Advisor Class	1	97

22	PIMCO Variable Insurance Trust

December 31, 2010

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 392	$25	$5		$(21)	$—		$(76)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$49,869	$277		$(266)	$11

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$359	$33	$—
12/31/2009	$597	$140	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD	United States Dollar
CLP	Chilean Peso	MXN	Mexican Peso	ZAR	South African Rand
CNY	Chinese Renminbi

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	ULC	Unlimited Liability Corporation

Annual Report	December 31, 2010	25

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	27

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

30	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA63_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	54.5%
U.S. Government Agencies	12.8%
Asset-Backed Securities	11.5%
Short-Term Instruments	8.9%
Mortgage-Backed Securities	5.1%
Other	7.2%
‡	% of Total Investments as of 12/31/2010

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/28/00)
PIMCO Short-Term Portfolio Institutional Class	2.26%	3.79%	3.50%	3.71%
Citigroup 3-Month Treasury Bill Index±	0.13%	2.30%	2.26%	2.49%	*

All Portfolio returns are net of fees and expenses

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,010.62	$1,022.94
Expenses Paid During Period†	$2.28	$2.29

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as interest rates moved lower across the yield curve during the reporting period.

»	The Portfolio maintained exposure to U.S. Agency mortgage-backed securities, which benefited performance as the sector posted strong returns over the reporting period.

»	Exposure to the corporate sector added to returns as the sector posted strong performance over the reporting period.

»	At the end of the reporting period on December 31, 2010, the 30 Day SEC Yield[1] was 0.98%.

[1]	The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$10.07	$9.62	$10.01	$10.04	$10.05
Net investment income (a)	0.11	0.22	0.38	0.49	0.45
Net realized/unrealized gain (loss) on investments	0.12	0.54	(0.39)	(0.03)	(0.01)
Total income (loss) from investment operations	0.23	0.76	(0.01)	0.46	0.44
Dividends from net investment income	(0.10)	(0.22)	(0.38)	(0.49)	(0.45)
Distributions from net realized capital gains	(0.02)	(0.09)	0.00	0.00	0.00
Total distributions	(0.12)	(0.31)	(0.38)	(0.49)	(0.45)
Net asset value end of year	$10.18	$10.07	$9.62	$10.01	$10.04
Total return	2.26%	7.96%	(0.16)%	4.65%	4.43%
Net assets end of year (000s)	$7,098	$6,273	$11,110	$13,303	$17,372
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	1.03%	2.21%	3.84%	4.87%	4.44%
Portfolio turnover rate	231%*	524%	191%	160%	111%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$46,449
Investments in Affiliates, at value	3,238
Repurchase agreements, at value	193
Cash	3
Deposits with counterparty	5
Foreign currency, at value	55
Receivable for investments sold	24
Receivable for Portfolio shares sold	17
Interest and dividends receivable	256
Dividends receivable from Affiliates	1
Swap premiums paid	6
Unrealized appreciation on foreign currency contracts	78
Unrealized appreciation on swap agreements	32
50,357

Liabilities:
Payable for investments purchased	$651
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	708
Payable for Portfolio shares redeemed	854
Written options outstanding	76
Accrued related party fees	25
Swap premiums received	17
Unrealized depreciation on foreign currency contracts	42
Unrealized depreciation on swap agreements	7
Other liabilities	1
2,382

Net Assets	$47,975

Net Assets Consist of:
Paid in capital	$47,650
Undistributed net investment income	253
Accumulated undistributed net realized gain	33
Net unrealized appreciation	39
$47,975

Net Assets:
Institutional Class	$7,098
Administrative Class	26,794
Advisor Class	14,083

Shares Issued and Outstanding:
Institutional Class	697
Administrative Class	2,633
Advisor Class	1,384

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.18
Administrative Class	10.18
Advisor Class	10.18

Cost of Investments Owned	$46,437
Cost of Investments in Affiliates Owned	$3,238
Cost of Repurchase Agreements Owned	$193
Cost of Foreign Currency Held	$54
Premiums Received on Written Options	$63

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$539
Dividends from Affiliate investments	12
Total Income	551

Expenses:
Investment advisory fees	92
Supervisory and administrative fees	74
Servicing fees – Administrative Class	38
Distribution and/or servicing fees – Advisor Class	13
Trustees' fees	1
Total Expenses	218

Net Investment Income	333

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	218
Net realized gain on Affiliate investments	1
Net realized (loss) on futures contracts, written options and swaps	(4)
Net realized (loss) on foreign currency transactions	(78)
Net change in unrealized appreciation on investments	236
Net change in unrealized appreciation on futures contracts, written options and swaps	7
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	19
Net Gain	399

Net Increase in Net Assets Resulting from Operations	$732

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$333	$521
Net realized gain	136	914
Net realized gain on Affiliate investments	1	2
Net change in unrealized appreciation	262	458
Net increase resulting from operations	732	1,895

Distributions to Shareholders:
From net investment income
Institutional Class	(67)	(196)
Administrative Class	(211)	(327)
Advisor Class	(41)	0
From net realized capital gains
Institutional Class	(11)	(56)
Administrative Class	(45)	(155)
Advisor Class	(17)	(3)

Total Distributions	(392)	(737)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	24,656	(1,674)

Total Increase (Decrease) in Net Assets	24,996	(516)

Net Assets:
Beginning of year	22,979	23,495
End of year*	$47,975	$22,979

*Including undistributed net investment income of:	$253	$193

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 56.6%

BANKING & FINANCE 31.8%

Ally Financial, Inc.
7.250% due 03/02/2011	$100	$101

American Express Bank FSB
0.391% due 05/29/2012	250	249

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	200	199

American Honda Finance Corp.
1.625% due 09/20/2013	200	201

Banco do Brasil S.A.
4.500% due 01/22/2015	200	209

Banco Santander Chile
1.539% due 04/20/2012	100	100

Barclays Bank PLC
1.029% due 01/13/2012	100	101
2.500% due 01/23/2013	350	356
5.450% due 09/12/2012	100	107

Bear Stearns Cos. LLC
6.950% due 08/10/2012	100	109

BPCE S.A.
2.375% due 10/04/2013	300	299

BRFkredit A/S
0.539% due 04/15/2013	200	200

Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	100	101

Cie de Financement Foncier
1.038% due 07/23/2012	200	200
1.625% due 07/23/2012	200	201

Citigroup, Inc.
0.427% due 03/16/2012	200	199
2.286% due 08/13/2013	350	356

Commonwealth Bank of Australia
0.854% due 03/19/2013	200	201
3.500% due 03/19/2015	100	103

Credit Agricole S.A.
0.636% due 02/02/2012	100	100

DanFin Funding Ltd.
0.989% due 07/16/2013	300	300

Dexia Credit Local S.A.
0.539% due 01/12/2012	400	398
0.703% due 03/05/2013	500	499

DnB NOR Boligkreditt
2.100% due 10/14/2016	300	286

FIH Erhvervsbank A/S
0.672% due 06/13/2013	200	200

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	300	319

General Electric Capital Corp.
0.417% due 11/01/2012	530	527
0.436% due 05/08/2013	301	297
1.184% due 05/22/2013	100	100

HSBC Bank PLC
0.736% due 08/03/2012	100	100
0.936% due 08/12/2013	300	300

HSBC Finance Corp.
0.558% due 04/24/2012	500	498

ING Bank NV
1.609% due 10/18/2013	200	200

International Lease Finance Corp.
4.950% due 02/01/2011	400	402

Lloyds TSB Bank PLC
1.625% due 10/14/2011	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		$433	$429
6.050% due 08/15/2012		100	106

MetLife, Inc.
1.536% due 08/06/2013		200	203

Metropolitan Life Global Funding I
0.552% due 03/15/2012		170	170

Monumental Global Funding III
0.458% due 01/25/2013		400	389

Morgan Stanley
2.786% due 05/14/2013		100	104
5.300% due 03/01/2013		100	107
5.750% due 08/31/2012		100	107

Nykredit Realkredit A/S
4.000% due 01/01/2011	DKK	700	125
4.000% due 01/01/2012		2,000	368

Pricoa Global Funding I
5.400% due 10/18/2012		$200	214

Realkredit Danmark A/S
2.000% due 01/01/2012	DKK	2,000	361

Royal Bank of Scotland Group PLC
0.554% due 03/30/2012		$950	950
0.686% due 04/08/2011		100	100
0.941% due 12/02/2011		100	100
0.986% due 05/11/2012		300	302
2.704% due 08/23/2013		400	406

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		100	99

Stadshypotek AB
0.853% due 09/30/2013		300	300

Sun Life Financial Global Funding LP
0.472% due 07/06/2011		400	399
0.553% due 10/06/2013		100	98

Suncorp Group Ltd.
1.789% due 07/16/2012		300	306

Swedbank AB
0.739% due 01/14/2013		300	300

Wachovia Corp.
0.418% due 04/23/2012		500	500
2.057% due 05/01/2013		100	103

Westpac Banking Corp.
2.100% due 08/02/2013		400	404

			15,268

INDUSTRIALS 16.4%

Agilent Technologies, Inc.
2.500% due 07/15/2013		200	202

Altria Group, Inc.
8.500% due 11/10/2013		400	474

Anglo American Capital PLC
2.150% due 09/27/2013		200	202

Anheuser-Busch InBev Worldwide, Inc.
1.033% due 03/26/2013		400	404

Consol Energy, Inc.
7.875% due 03/01/2012		100	107

Continental Airlines 2001-1 Class A-2 Pass-Through Trust
6.503% due 12/15/2012		150	152

Cox Communications, Inc.
7.125% due 10/01/2012		300	329

Daimler Finance North America LLC
5.750% due 09/08/2011		100	103
5.875% due 03/15/2011		300	303

DCP Midstream LLC
9.700% due 12/01/2013		250	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013	$200	$207

DISH DBS Corp.
6.375% due 10/01/2011	200	207

Dow Chemical Co.
4.850% due 08/15/2012	300	316

EnCana Corp.
4.750% due 10/15/2013	200	216
6.300% due 11/01/2011	100	105

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	300	316

General Mills, Inc.
6.000% due 02/15/2012	91	96

Georgia-Pacific LLC
7.000% due 01/15/2015	200	209
8.125% due 05/15/2011	200	208

ICI Wilmington, Inc.
5.625% due 12/01/2013	250	273

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	100	107

Kraft Foods, Inc.
5.625% due 11/01/2011	52	54

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	100	102

Noble Holding International Ltd.
3.450% due 08/01/2015	200	204

SABMiller PLC
6.200% due 07/01/2011	300	308

Shell International Finance BV
0.653% due 06/22/2012	100	101
1.875% due 03/25/2013	200	203

Southwest Airlines Co.
10.500% due 12/15/2011	300	323

Steel Dynamics, Inc.
7.375% due 11/01/2012	250	265

Teva Pharmaceutical Finance III LLC
0.704% due 12/19/2011	100	100

Total Capital S.A.
3.000% due 06/24/2015	100	102

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	200	208

WellPoint, Inc.
5.000% due 01/15/2011	400	400

WM Wrigley Jr. Co.
2.450% due 06/28/2012	400	403

Woolworths Ltd.
2.550% due 09/22/2015	250	247

		7,856

UTILITIES 8.4%

Appalachian Power Co.
5.650% due 08/15/2012	382	407

BP Capital Markets PLC
3.125% due 03/10/2012	200	205

Crown Castle Towers LLC
3.214% due 08/15/2035	200	197

El Paso Performance-Linked Trust
7.750% due 07/15/2011	100	103

Entergy Corp.
3.625% due 09/15/2015	200	198

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	50	50

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Majapahit Holding BV
7.250% due 10/17/2011	$100	$104

NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011	400	401

Qatar Petroleum
5.579% due 05/30/2011	28	28

Qwest Corp.
7.875% due 09/01/2011	400	413

Sprint Capital Corp.
7.625% due 01/30/2011	450	452

Telecom Italia Capital S.A.
0.899% due 07/18/2011	266	265
5.250% due 11/15/2013	200	209

Telefonica Emisiones SAU
2.582% due 04/26/2013	350	350

Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	232

Vodafone Group PLC
5.350% due 02/27/2012	400	420

		4,034

Total Corporate Bonds & Notes (Cost $27,068)		27,158

CONVERTIBLE BONDS & NOTES 2.4%

BANKING & FINANCE 0.4%

Boston Properties LP
2.875% due 02/15/2037	200	204

INDUSTRIALS 2.0%

Amgen, Inc.
0.125% due 02/01/2011	500	502

Medtronic, Inc.
1.500% due 04/15/2011	450	452

		954

Total Convertible Bonds & Notes (Cost $1,150)		1,158

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.5%

University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	250	249

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	100	100

Total Municipal Bonds & Notes (Cost $350)		349

U.S. GOVERNMENT AGENCIES 13.3%

Fannie Mae
0.291% due 09/17/2012	1,470	1,471
0.321% due 12/25/2036	29	29
0.381% due 03/25/2034	20	19
0.411% due 08/25/2034	5	5
0.461% due 10/27/2037	100	100
0.511% due 06/25/2037	141	141
0.541% due 12/25/2036	176	176
0.611% due 05/25/2042	16	16
1.530% due 03/01/2044 - 07/01/2044	58	58
2.750% due 10/01/2031	4	4
5.250% due 08/01/2012	300	321

Federal Farm Credit Bank
0.252% due 08/13/2012	1,000	1,000
0.300% due 01/15/2013	700	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.301% due 12/25/2036	$68	$67
0.490% due 02/15/2019	163	164
0.610% due 06/15/2031	15	15
1.542% due 10/25/2044 - 02/25/2045	353	347
1.742% due 07/25/2044	67	66
3.800% due 03/09/2016	500	503
5.000% due 01/15/2018	10	10
5.500% due 08/15/2030	1	1

Ginnie Mae
3.000% due 02/20/2032	13	14

NCUA Guaranteed Notes
0.635% due 11/06/2017	393	393
0.661% due 12/07/2020	300	300
0.821% due 12/08/2020	250	249
1.600% due 10/29/2020	197	193

Total U.S. Government Agencies (Cost $6,369)		6,362

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
0.750% due 12/15/2013	675	670

Total U.S. Treasury Obligations (Cost $667)		670

MORTGAGE-BACKED SECURITIES 5.4%

Adjustable Rate Mortgage Trust
5.319% due 11/25/2035	1,201	973

Banc of America Mortgage Securities, Inc.
3.530% due 07/20/2032	1	1
5.500% due 07/25/2035	35	35

Bear Stearns Adjustable Rate Mortgage Trust
3.113% due 01/25/2034	7	7

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	40	30

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	26	25

Countrywide Alternative Loan Trust
0.411% due 05/20/2046	8	8

Countrywide Home Loan Mortgage Pass-Through Trust
0.601% due 06/25/2035	35	30

Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	7	6
2.028% due 05/25/2032	1	1
2.585% due 06/25/2033	32	30

Extended Stay America Trust
3.127% due 01/05/2013 (a)	250	15

First Republic Mortgage Loan Trust
0.560% due 08/15/2032	27	26

Greenpoint Mortgage Funding Trust
0.481% due 06/25/2045	49	33

GS Mortgage Securities Corp. II
6.878% due 05/03/2018	450	453

GSR Mortgage Loan Trust
2.825% due 09/25/2035	44	42

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	64	42

Holmes Master Issuer PLC
0.410% due 10/15/2011	400	400

JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	99	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp.
0.700% due 12/15/2030		$12	$11

Merrill Lynch Floating Trust
0.330% due 06/15/2022		41	39

MLCC Mortgage Investors, Inc.
1.254% due 10/25/2035		22	19

Structured Asset Mortgage Investments, Inc.
0.491% due 05/25/2045		78	52
0.511% due 07/19/2035		10	7
0.921% due 09/19/2032		8	7

Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4

Thornburg Mortgage Securities Trust
0.353% due 03/25/2037		53	52
0.371% due 11/25/2046		38	38

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (a)		22	1
1.328% due 02/25/2046		36	28
1.328% due 08/25/2046		51	34
1.528% due 11/25/2042		19	17
1.728% due 06/25/2042		4	3

Total Mortgage-Backed Securities (Cost $2,651)			2,567

ASSET-BACKED SECURITIES 12.0%

ACE Securities Corp.
0.311% due 12/25/2036		12	11

Ally Auto Receivables Trust
0.750% due 04/15/2012		85	85

American Express Credit Account Master Trust
0.710% due 08/15/2013		2,500	2,500

AmeriCredit Automobile Receivables Trust
0.311% due 10/11/2011		117	117

Arkansas Student Loan Authority
1.188% due 11/25/2043		241	240

BA Credit Card Trust
0.280% due 06/17/2013		200	200

Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		9	9
0.341% due 10/25/2036		14	13
0.921% due 10/25/2032		2	2

BMW Vehicle Lease Trust
0.298% due 10/17/2011		162	162

Carrington Mortgage Loan Trust
0.361% due 06/25/2037		45	41

Chase Issuance Trust
1.810% due 04/15/2014		100	102

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		1	1
0.741% due 12/25/2031		2	1
1.001% due 05/25/2032		1	1

Credit Suisse First Boston Mortgage Securities Corp.
1.001% due 08/25/2032		3	2

Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	309	311

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		$67	67
2.760% due 05/15/2013		269	273

Irwin Home Equity Corp.
0.801% due 07/25/2032		2	1

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		11	10

MASTR Asset-Backed Securities Trust
0.311% due 11/25/2036		3	2

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
0.988% due 07/25/2018	$250	$252

New Century Home Equity Loan Trust
0.521% due 06/25/2035	21	20

Nissan Auto Receivables Owner Trust
0.356% due 10/17/2011	195	195

Renaissance Home Equity Loan Trust
0.621% due 11/25/2034	10	9
0.701% due 08/25/2033	12	11
0.761% due 12/25/2033	47	40

SLM Student Loan Trust
0.288% due 04/25/2017	12	12
0.418% due 04/25/2017	117	116
0.502% due 12/17/2018	364	362
0.788% due 10/25/2017	400	401
1.788% due 04/25/2023	168	174

Structured Asset Investment Loan Trust
0.311% due 07/25/2036	2	2

Structured Asset Securities Corp.
0.551% due 01/25/2033	3	3

Total Asset-Backed Securities (Cost $5,751)		5,748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.9%

Export-Import Bank of Korea
1.352% due 03/13/2012	$400	$400

Kommunalbanken A/S
3.375% due 11/15/2011	200	205

Province of Ontario Canada
0.734% due 05/22/2012	800	802

Total Sovereign Issues (Cost $1,406)		1,407

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.6%

Barclays Bank PLC
0.711% due 11/10/2011	200	200

Itau Unibanco S.A.
1.700% due 09/12/2011	250	252

UBS AG
0.966% due 11/02/2012	300	300

		752

COMMERCIAL PAPER 0.5%

AEGON NV
0.579% due 01/21/2011	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$193	$193

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $198. Repurchase proceeds are $193.)

U.S. TREASURY BILLS 0.1%
0.137% due 02/17/2011 (c)	28	28

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.7%
	323,248	3,238

Total Short-Term Instruments (Cost $4,456)		4,461

Total Investments 104.0% (Cost $49,868)		$49,880

Written Options (e) (0.2%) (Premiums $63)		(76)

Other Assets and Liabilities (Net) (3.8%)		(1,829)

Net Assets 100.0%		$47,975

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $28 and cash of $5 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(d)	Swap agreements outstanding on December 31, 2010:

CreditDefault Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2015	0.734%	$75	$1	$1	$0
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2011	0.393%	300	2	2	0
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%	100	1	(7)	8
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%	100	18	(3)	21
Brazil Government International Bond	RBS	1.000%	12/20/2011	0.572%	100	0	0	0
Emirate of Abu Dhabi	DUB	1.000%	12/20/2011	0.345%	200	1	1	0
Morgan Stanley	JPM	0.850%	09/20/2012	1.030%	200	0	0	0
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.371%	400	2	2	0
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	1.165%	200	0	(1)	1
Prudential Financial, Inc.	BOA	1.000%	12/20/2012	0.657%	100	1	0	1
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.453%	100	1	0	1
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%	200	(1)	0	(1)

						$26	$(5)	$31

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	1,400	$(12)	$(6)	$(6)

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(e)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	9	$4	$5
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	9	5	4

				$9	$9

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	100	$1	$1
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800	11	24
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	4
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	12	22
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	8	9
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	01/24/2011		1,300	8	7
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		1,300	12	0

								$54	$67

Transactions in written call and put options for the period ended December 31, 2010:
	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	41	$2,200	$24
Sales	192	15,500	136
Closing Buys	(213)	(6,900)	(83)
Expirations	0	0	0
Exercised	(2)	(3,700)	(14)

Balance at 12/31/2010	18	$7,100	$63

(f)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	27	01/2011	CSFB	$2	$0	$2
Sell	CAD	129	02/2011	DUB	0	(2)	(2)
Sell	CLP	10,533	01/2011	DUB	0	(1)	(1)
Buy		10,533	01/2011	JPM	1	0	1
Buy		10,534	06/2011	DUB	1	0	1
Buy	CNY	66	01/2011	BOA	0	0	0
Sell		133	01/2011	DUB	0	0	0
Buy		66	01/2011	MSC	0	0	0
Buy		46	04/2011	BCLY	0	0	0
Buy		65	04/2011	CITI	0	0	0
Buy		1,323	04/2011	HSBC	2	0	2
Buy		35	04/2011	RBS	0	0	0
Buy		3,971	09/2011	BCLY	12	0	12
Buy		3,456	09/2011	HSBC	3	0	3
Buy		366	11/2011	JPM	0	0	0
Buy		133	02/2012	DUB	0	0	0
Sell	DKK	19	01/2011	BCLY	0	0	0
Sell		726	01/2011	CITI	6	0	6
Buy		4,060	01/2011	JPM	18	0	18
Buy		19	02/2011	BCLY	0	0	0
Sell		4,060	01/2012	JPM	0	(18)	(18)
Buy	JPY	21,556	01/2011	GSC	9	0	9
Sell		60,000	01/2011	MSC	0	(21)	(21)
Buy		12,831	01/2011	RBC	6	0	6
Buy		25,660	01/2011	RBS	11	0	11
Buy	MXN	1,760	02/2011	BCLY	5	0	5
Sell	SGD	4	03/2011	BCLY	0	0	0
Buy		4	03/2011	BOA	0	0	0
Buy	ZAR	213	01/2011	HSBC	2	0	2

					$78	$(42)	$36

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$15,268	$0	$15,268
Industrials	0	7,498	358	7,856
Utilities	0	4,034	0	4,034
Convertible Bonds & Notes
Banking & Finance	0	204	0	204
Industrials	0	954	0	954
Municipal Bonds & Notes
California	0	249	0	249
New Jersey	0	100	0	100
U.S. Government Agencies	0	5,420	942	6,362
U.S. Treasury Obligations	0	670	0	670
Mortgage-Backed Securities	0	2,566	1	2,567
Asset-Backed Securities	0	5,437	311	5,748
Sovereign Issues	0	1,407	0	1,407
Short-Term Instruments
Certificates of Deposit	0	452	300	752
Commercial Paper	0	250	0	250

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Repurchase Agreements	$0	$193	$0	$193
U.S. Treasury Bills	0	28	0	28
PIMCO Short-Term Floating NAV Portfolio	3,238	0	0	3,238
	$3,238	$44,730	$1,912	$49,880

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	32	0	32
Foreign Exchange Contracts	0	78	0	78
	$0	$110	$0	$110

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(42)	0	(42)
Interest Rate Contracts	0	(83)	0	(83)
	$0	$(125)	$0	$(125)

Totals	$3,238	$44,715	$1,912	$49,865

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$361	$0	$(1)	$0	$(2)	$0	$0	$358	$(2)
U.S. Government Agencies	95	950	(7)	0	0	4	0	(100)	942	0
Mortgage-Backed Securities	0	0	0	0	0	1	0	0	1	1
Asset-Backed Securities	0	389	(90)	0	2	10	0	0	311	10
Short-Term Instruments
Certificates of Deposit	0	300	0	0	0	0	0	0	300	0

	$95	$2,000	$(97)	$(1)	$2	$13	$0	$(100)	$1,912	$9

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

December 31, 2010

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$78	$0	$0	$0	$78
Unrealized appreciation on swap agreements	0	0	32	0	0	32

	$0	$78	$32	$0	$0	$110

Liabilities:
Written options outstanding	$76	$0	$0	$0	$0	$76
Unrealized depreciation on foreign currency contracts	0	42	0	0	0	42
Unrealized depreciation on swap agreements	6	0	1	0	0	7

	$82	$42	$1	$0	$0	$125

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(6)	$0	$0	$0	$0	$(6)
Net realized gain (loss) on futures contracts, written options and swaps	(43)	0	39	0	0	(4)
Net realized (loss) on foreign currency transactions	0	(56)	0	0	0	(56)

	$(49)	$(56)	$39	$0	$0	$(66)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$7	$0	$0	$7
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	38	0	0	0	38

	$0	$38	$7	$0	$0	$45

(1)	See note 5 in the Notes to Financial Statements for additional information.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

Annual Report	December 31, 2010	15

Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the

16	PIMCO Variable Insurance Trust

December 31, 2010

Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the

Annual Report	December 31, 2010	17

Notes to Financial Statements (Cont.)

Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its

18	PIMCO Variable Insurance Trust

December 31, 2010

exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

20	PIMCO Variable Insurance Trust

December 31, 2010

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,521	$2,269

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$225	$60,812	$(57,800)	$1	$0	$3,238	$12

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$48,819	$52,704	$52,936	$22,188

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	152	$1,547	313	$3,080
Administrative Class	3,652	37,042	2,598	25,774
Advisor Class	1,552	15,792	42	429
Issued as reinvestment of distributions
Institutional Class	8	78	25	252
Administrative Class	25	256	48	482
Advisor Class	6	58	0	3
Cost of shares redeemed
Institutional Class	(86)	(868)	(869)	(8,650)
Administrative Class	(2,666)	(27,095)	(2,311)	(22,986)
Advisor Class	(211)	(2,154)	(5)	(58)
Net increase (decrease) resulting from Portfolio share transactions	2,432	$24,656	(159)	$(1,674)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	97
Administrative Class	4	82
Advisor Class	1	97

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December 31, 2010

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 392	$25	$5		$(21)	$—		$(76)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$49,869	$277		$(266)	$11

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$359	$33	$—
12/31/2009	$597	$140	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD	United States Dollar
CLP	Chilean Peso	MXN	Mexican Peso	ZAR	South African Rand
CNY	Chinese Renminbi

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	ULC	Unlimited Liability Corporation

Annual Report	December 31, 2010	25

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	27

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

30	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA67_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	54.5%
U.S. Government Agencies	12.8%
Asset-Backed Securities	11.5%
Short-Term Instruments	8.9%
Mortgage-Backed Securities	5.1%
Other	7.2%
‡	% of Total Investments as of 12/31/2010

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (09/30/09)
PIMCO Short-Term Portfolio Advisor Class	2.01%	2.03%
Citigroup 3-Month Treasury Bill Index±	0.13%	0.13%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Advisor Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,009.34	$1,021.68
Expenses Paid During Period†	$3.55	$3.57

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The hypothetical expenses reflect an amount as if the Advisor Class has been operational for the entire fiscal half-year. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as interest rates moved lower across the yield curve during the reporting period.

»	The Portfolio maintained exposure to U.S. Agency mortgage-backed securities, which benefited performance as the sector posted strong returns over the reporting period.

»	Exposure to the corporate sector added to returns as the sector posted strong performance over the reporting period.

»	At the end of the reporting period on December 31, 2010, the 30 Day SEC Yield[1] was 0.98%.

[1]	The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.07	$10.14
Net investment income (a)	0.09	0.03
Net realized/unrealized gain on investments	0.12	0.02
Total income from investment operations	0.21	0.05
Dividends from net investment income	(0.08)	(0.03)
Distributions from net realized capital gains	(0.02)	(0.09)
Total distributions	(0.10)	(0.12)
Net asset value end of year or period	$10.18	$10.07
Total return	2.01%	0.53%
Net assets end of year or period (000s)	$14,083	$371
Ratio of expenses to average net assets	0.70%	0.70%*
Ratio of expenses to average net assets excluding interest expense	0.70%	0.70%*
Ratio of net investment income to average net assets	0.84%	1.19%*
Portfolio turnover rate	231%**	524%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$46,449
Investments in Affiliates, at value	3,238
Repurchase agreements, at value	193
Cash	3
Deposits with counterparty	5
Foreign currency, at value	55
Receivable for investments sold	24
Receivable for Portfolio shares sold	17
Interest and dividends receivable	256
Dividends receivable from Affiliates	1
Swap premiums paid	6
Unrealized appreciation on foreign currency contracts	78
Unrealized appreciation on swap agreements	32
50,357

Liabilities:
Payable for investments purchased	$651
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	708
Payable for Portfolio shares redeemed	854
Written options outstanding	76
Accrued related party fees	25
Swap premiums received	17
Unrealized depreciation on foreign currency contracts	42
Unrealized depreciation on swap agreements	7
Other liabilities	1
2,382

Net Assets	$47,975

Net Assets Consist of:
Paid in capital	$47,650
Undistributed net investment income	253
Accumulated undistributed net realized gain	33
Net unrealized appreciation	39
$47,975

Net Assets:
Institutional Class	$7,098
Administrative Class	26,794
Advisor Class	14,083

Shares Issued and Outstanding:
Institutional Class	697
Administrative Class	2,633
Advisor Class	1,384

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.18
Administrative Class	10.18
Advisor Class	10.18

Cost of Investments Owned	$46,437
Cost of Investments in Affiliates Owned	$3,238
Cost of Repurchase Agreements Owned	$193
Cost of Foreign Currency Held	$54
Premiums Received on Written Options	$63

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$539
Dividends from Affiliate investments	12
Total Income	551

Expenses:
Investment advisory fees	92
Supervisory and administrative fees	74
Servicing fees – Administrative Class	38
Distribution and/or servicing fees – Advisor Class	13
Trustees' fees	1
Total Expenses	218

Net Investment Income	333

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	218
Net realized gain on Affiliate investments	1
Net realized (loss) on futures contracts, written options and swaps	(4)
Net realized (loss) on foreign currency transactions	(78)
Net change in unrealized appreciation on investments	236
Net change in unrealized appreciation on futures contracts, written options and swaps	7
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	19
Net Gain	399

Net Increase in Net Assets Resulting from Operations	$732

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$333	$521
Net realized gain	136	914
Net realized gain on Affiliate investments	1	2
Net change in unrealized appreciation	262	458
Net increase resulting from operations	732	1,895

Distributions to Shareholders:
From net investment income
Institutional Class	(67)	(196)
Administrative Class	(211)	(327)
Advisor Class	(41)	0
From net realized capital gains
Institutional Class	(11)	(56)
Administrative Class	(45)	(155)
Advisor Class	(17)	(3)

Total Distributions	(392)	(737)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	24,656	(1,674)

Total Increase (Decrease) in Net Assets	24,996	(516)

Net Assets:
Beginning of year	22,979	23,495
End of year*	$47,975	$22,979

*Including undistributed net investment income of:	$253	$193

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 56.6%

BANKING & FINANCE 31.8%

Ally Financial, Inc.
7.250% due 03/02/2011	$100	$101

American Express Bank FSB
0.391% due 05/29/2012	250	249

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	200	199

American Honda Finance Corp.
1.625% due 09/20/2013	200	201

Banco do Brasil S.A.
4.500% due 01/22/2015	200	209

Banco Santander Chile
1.539% due 04/20/2012	100	100

Barclays Bank PLC
1.029% due 01/13/2012	100	101
2.500% due 01/23/2013	350	356
5.450% due 09/12/2012	100	107

Bear Stearns Cos. LLC
6.950% due 08/10/2012	100	109

BPCE S.A.
2.375% due 10/04/2013	300	299

BRFkredit A/S
0.539% due 04/15/2013	200	200

Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	100	101

Cie de Financement Foncier
1.038% due 07/23/2012	200	200
1.625% due 07/23/2012	200	201

Citigroup, Inc.
0.427% due 03/16/2012	200	199
2.286% due 08/13/2013	350	356

Commonwealth Bank of Australia
0.854% due 03/19/2013	200	201
3.500% due 03/19/2015	100	103

Credit Agricole S.A.
0.636% due 02/02/2012	100	100

DanFin Funding Ltd.
0.989% due 07/16/2013	300	300

Dexia Credit Local S.A.
0.539% due 01/12/2012	400	398
0.703% due 03/05/2013	500	499

DnB NOR Boligkreditt
2.100% due 10/14/2016	300	286

FIH Erhvervsbank A/S
0.672% due 06/13/2013	200	200

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	300	319

General Electric Capital Corp.
0.417% due 11/01/2012	530	527
0.436% due 05/08/2013	301	297
1.184% due 05/22/2013	100	100

HSBC Bank PLC
0.736% due 08/03/2012	100	100
0.936% due 08/12/2013	300	300

HSBC Finance Corp.
0.558% due 04/24/2012	500	498

ING Bank NV
1.609% due 10/18/2013	200	200

International Lease Finance Corp.
4.950% due 02/01/2011	400	402

Lloyds TSB Bank PLC
1.625% due 10/14/2011	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		$433	$429
6.050% due 08/15/2012		100	106

MetLife, Inc.
1.536% due 08/06/2013		200	203

Metropolitan Life Global Funding I
0.552% due 03/15/2012		170	170

Monumental Global Funding III
0.458% due 01/25/2013		400	389

Morgan Stanley
2.786% due 05/14/2013		100	104
5.300% due 03/01/2013		100	107
5.750% due 08/31/2012		100	107

Nykredit Realkredit A/S
4.000% due 01/01/2011	DKK	700	125
4.000% due 01/01/2012		2,000	368

Pricoa Global Funding I
5.400% due 10/18/2012		$200	214

Realkredit Danmark A/S
2.000% due 01/01/2012	DKK	2,000	361

Royal Bank of Scotland Group PLC
0.554% due 03/30/2012		$950	950
0.686% due 04/08/2011		100	100
0.941% due 12/02/2011		100	100
0.986% due 05/11/2012		300	302
2.704% due 08/23/2013		400	406

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		100	99

Stadshypotek AB
0.853% due 09/30/2013		300	300

Sun Life Financial Global Funding LP
0.472% due 07/06/2011		400	399
0.553% due 10/06/2013		100	98

Suncorp Group Ltd.
1.789% due 07/16/2012		300	306

Swedbank AB
0.739% due 01/14/2013		300	300

Wachovia Corp.
0.418% due 04/23/2012		500	500
2.057% due 05/01/2013		100	103

Westpac Banking Corp.
2.100% due 08/02/2013		400	404

			15,268

INDUSTRIALS 16.4%

Agilent Technologies, Inc.
2.500% due 07/15/2013		200	202

Altria Group, Inc.
8.500% due 11/10/2013		400	474

Anglo American Capital PLC
2.150% due 09/27/2013		200	202

Anheuser-Busch InBev Worldwide, Inc.
1.033% due 03/26/2013		400	404

Consol Energy, Inc.
7.875% due 03/01/2012		100	107

Continental Airlines 2001-1 Class A-2 Pass-Through Trust
6.503% due 12/15/2012		150	152

Cox Communications, Inc.
7.125% due 10/01/2012		300	329

Daimler Finance North America LLC
5.750% due 09/08/2011		100	103
5.875% due 03/15/2011		300	303

DCP Midstream LLC
9.700% due 12/01/2013		250	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013	$200	$207

DISH DBS Corp.
6.375% due 10/01/2011	200	207

Dow Chemical Co.
4.850% due 08/15/2012	300	316

EnCana Corp.
4.750% due 10/15/2013	200	216
6.300% due 11/01/2011	100	105

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	300	316

General Mills, Inc.
6.000% due 02/15/2012	91	96

Georgia-Pacific LLC
7.000% due 01/15/2015	200	209
8.125% due 05/15/2011	200	208

ICI Wilmington, Inc.
5.625% due 12/01/2013	250	273

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	100	107

Kraft Foods, Inc.
5.625% due 11/01/2011	52	54

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	100	102

Noble Holding International Ltd.
3.450% due 08/01/2015	200	204

SABMiller PLC
6.200% due 07/01/2011	300	308

Shell International Finance BV
0.653% due 06/22/2012	100	101
1.875% due 03/25/2013	200	203

Southwest Airlines Co.
10.500% due 12/15/2011	300	323

Steel Dynamics, Inc.
7.375% due 11/01/2012	250	265

Teva Pharmaceutical Finance III LLC
0.704% due 12/19/2011	100	100

Total Capital S.A.
3.000% due 06/24/2015	100	102

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	200	208

WellPoint, Inc.
5.000% due 01/15/2011	400	400

WM Wrigley Jr. Co.
2.450% due 06/28/2012	400	403

Woolworths Ltd.
2.550% due 09/22/2015	250	247

		7,856

UTILITIES 8.4%

Appalachian Power Co.
5.650% due 08/15/2012	382	407

BP Capital Markets PLC
3.125% due 03/10/2012	200	205

Crown Castle Towers LLC
3.214% due 08/15/2035	200	197

El Paso Performance-Linked Trust
7.750% due 07/15/2011	100	103

Entergy Corp.
3.625% due 09/15/2015	200	198

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	50	50

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Majapahit Holding BV
7.250% due 10/17/2011	$100	$104

NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011	400	401

Qatar Petroleum
5.579% due 05/30/2011	28	28

Qwest Corp.
7.875% due 09/01/2011	400	413

Sprint Capital Corp.
7.625% due 01/30/2011	450	452

Telecom Italia Capital S.A.
0.899% due 07/18/2011	266	265
5.250% due 11/15/2013	200	209

Telefonica Emisiones SAU
2.582% due 04/26/2013	350	350

Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	232

Vodafone Group PLC
5.350% due 02/27/2012	400	420

		4,034

Total Corporate Bonds & Notes (Cost $27,068)		27,158

CONVERTIBLE BONDS & NOTES 2.4%

BANKING & FINANCE 0.4%

Boston Properties LP
2.875% due 02/15/2037	200	204

INDUSTRIALS 2.0%

Amgen, Inc.
0.125% due 02/01/2011	500	502

Medtronic, Inc.
1.500% due 04/15/2011	450	452

		954

Total Convertible Bonds & Notes (Cost $1,150)		1,158

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.5%

University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	250	249

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	100	100

Total Municipal Bonds & Notes (Cost $350)		349

U.S. GOVERNMENT AGENCIES 13.3%

Fannie Mae
0.291% due 09/17/2012	1,470	1,471
0.321% due 12/25/2036	29	29
0.381% due 03/25/2034	20	19
0.411% due 08/25/2034	5	5
0.461% due 10/27/2037	100	100
0.511% due 06/25/2037	141	141
0.541% due 12/25/2036	176	176
0.611% due 05/25/2042	16	16
1.530% due 03/01/2044 - 07/01/2044	58	58
2.750% due 10/01/2031	4	4
5.250% due 08/01/2012	300	321

Federal Farm Credit Bank
0.252% due 08/13/2012	1,000	1,000
0.300% due 01/15/2013	700	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.301% due 12/25/2036	$68	$67
0.490% due 02/15/2019	163	164
0.610% due 06/15/2031	15	15
1.542% due 10/25/2044 - 02/25/2045	353	347
1.742% due 07/25/2044	67	66
3.800% due 03/09/2016	500	503
5.000% due 01/15/2018	10	10
5.500% due 08/15/2030	1	1

Ginnie Mae
3.000% due 02/20/2032	13	14

NCUA Guaranteed Notes
0.635% due 11/06/2017	393	393
0.661% due 12/07/2020	300	300
0.821% due 12/08/2020	250	249
1.600% due 10/29/2020	197	193

Total U.S. Government Agencies (Cost $6,369)		6,362

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
0.750% due 12/15/2013	675	670

Total U.S. Treasury Obligations (Cost $667)		670

MORTGAGE-BACKED SECURITIES 5.4%

Adjustable Rate Mortgage Trust
5.319% due 11/25/2035	1,201	973

Banc of America Mortgage Securities, Inc.
3.530% due 07/20/2032	1	1
5.500% due 07/25/2035	35	35

Bear Stearns Adjustable Rate Mortgage Trust
3.113% due 01/25/2034	7	7

Bear Stearns Alt-A Trust
2.955% due 09/25/2035	40	30

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	26	25

Countrywide Alternative Loan Trust
0.411% due 05/20/2046	8	8

Countrywide Home Loan Mortgage Pass-Through Trust
0.601% due 06/25/2035	35	30

Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	7	6
2.028% due 05/25/2032	1	1
2.585% due 06/25/2033	32	30

Extended Stay America Trust
3.127% due 01/05/2013 (a)	250	15

First Republic Mortgage Loan Trust
0.560% due 08/15/2032	27	26

Greenpoint Mortgage Funding Trust
0.481% due 06/25/2045	49	33

GS Mortgage Securities Corp. II
6.878% due 05/03/2018	450	453

GSR Mortgage Loan Trust
2.825% due 09/25/2035	44	42

Harborview Mortgage Loan Trust
0.481% due 05/19/2035	64	42

Holmes Master Issuer PLC
0.410% due 10/15/2011	400	400

JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	99	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp.
0.700% due 12/15/2030		$12	$11

Merrill Lynch Floating Trust
0.330% due 06/15/2022		41	39

MLCC Mortgage Investors, Inc.
1.254% due 10/25/2035		22	19

Structured Asset Mortgage Investments, Inc.
0.491% due 05/25/2045		78	52
0.511% due 07/19/2035		10	7
0.921% due 09/19/2032		8	7

Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4

Thornburg Mortgage Securities Trust
0.353% due 03/25/2037		53	52
0.371% due 11/25/2046		38	38

WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (a)		22	1
1.328% due 02/25/2046		36	28
1.328% due 08/25/2046		51	34
1.528% due 11/25/2042		19	17
1.728% due 06/25/2042		4	3

Total Mortgage-Backed Securities (Cost $2,651)			2,567

ASSET-BACKED SECURITIES 12.0%

ACE Securities Corp.
0.311% due 12/25/2036		12	11

Ally Auto Receivables Trust
0.750% due 04/15/2012		85	85

American Express Credit Account Master Trust
0.710% due 08/15/2013		2,500	2,500

AmeriCredit Automobile Receivables Trust
0.311% due 10/11/2011		117	117

Arkansas Student Loan Authority
1.188% due 11/25/2043		241	240

BA Credit Card Trust
0.280% due 06/17/2013		200	200

Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		9	9
0.341% due 10/25/2036		14	13
0.921% due 10/25/2032		2	2

BMW Vehicle Lease Trust
0.298% due 10/17/2011		162	162

Carrington Mortgage Loan Trust
0.361% due 06/25/2037		45	41

Chase Issuance Trust
1.810% due 04/15/2014		100	102

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		1	1
0.741% due 12/25/2031		2	1
1.001% due 05/25/2032		1	1

Credit Suisse First Boston Mortgage Securities Corp.
1.001% due 08/25/2032		3	2

Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	309	311

Ford Credit Auto Owner Trust
1.680% due 06/15/2012		$67	67
2.760% due 05/15/2013		269	273

Irwin Home Equity Corp.
0.801% due 07/25/2032		2	1

JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		11	10

MASTR Asset-Backed Securities Trust
0.311% due 11/25/2036		3	2

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
0.988% due 07/25/2018	$250	$252

New Century Home Equity Loan Trust
0.521% due 06/25/2035	21	20

Nissan Auto Receivables Owner Trust
0.356% due 10/17/2011	195	195

Renaissance Home Equity Loan Trust
0.621% due 11/25/2034	10	9
0.701% due 08/25/2033	12	11
0.761% due 12/25/2033	47	40

SLM Student Loan Trust
0.288% due 04/25/2017	12	12
0.418% due 04/25/2017	117	116
0.502% due 12/17/2018	364	362
0.788% due 10/25/2017	400	401
1.788% due 04/25/2023	168	174

Structured Asset Investment Loan Trust
0.311% due 07/25/2036	2	2

Structured Asset Securities Corp.
0.551% due 01/25/2033	3	3

Total Asset-Backed Securities (Cost $5,751)		5,748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.9%

Export-Import Bank of Korea
1.352% due 03/13/2012	$400	$400

Kommunalbanken A/S
3.375% due 11/15/2011	200	205

Province of Ontario Canada
0.734% due 05/22/2012	800	802

Total Sovereign Issues (Cost $1,406)		1,407

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.6%

Barclays Bank PLC
0.711% due 11/10/2011	200	200

Itau Unibanco S.A.
1.700% due 09/12/2011	250	252

UBS AG
0.966% due 11/02/2012	300	300

		752

COMMERCIAL PAPER 0.5%

AEGON NV
0.579% due 01/21/2011	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$193	$193

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $198. Repurchase proceeds are $193.)

U.S. TREASURY BILLS 0.1%
0.137% due 02/17/2011 (c)	28	28

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.7%
	323,248	3,238

Total Short-Term Instruments (Cost $4,456)		4,461

Total Investments 104.0% (Cost $49,868)		$49,880

Written Options (e) (0.2%) (Premiums $63)		(76)

Other Assets and Liabilities (Net) (3.8%)		(1,829)

Net Assets 100.0%		$47,975

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $28 and cash of $5 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.
(d)	Swap agreements outstanding on December 31, 2010:

CreditDefault Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2015	0.734%	$75	$1	$1	$0
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2011	0.393%	300	2	2	0
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%	100	1	(7)	8
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%	100	18	(3)	21
Brazil Government International Bond	RBS	1.000%	12/20/2011	0.572%	100	0	0	0
Emirate of Abu Dhabi	DUB	1.000%	12/20/2011	0.345%	200	1	1	0
Morgan Stanley	JPM	0.850%	09/20/2012	1.030%	200	0	0	0
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.371%	400	2	2	0
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	1.165%	200	0	(1)	1
Prudential Financial, Inc.	BOA	1.000%	12/20/2012	0.657%	100	1	0	1
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.453%	100	1	0	1
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%	200	(1)	0	(1)

						$26	$(5)	$31

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	1,400	$(12)	$(6)	$(6)

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(e)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	9	$4	$5
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	9	5	4

				$9	$9

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	100	$1	$1
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800	11	24
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	4
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	12	22
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	8	9
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	01/24/2011		1,300	8	7
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		1,300	12	0

								$54	$67

Transactions in written call and put options for the period ended December 31, 2010:
	# of Contracts	Notional Amount	Premium
Balance at 12/31/2009	41	$2,200	$24
Sales	192	15,500	136
Closing Buys	(213)	(6,900)	(83)
Expirations	0	0	0
Exercised	(2)	(3,700)	(14)

Balance at 12/31/2010	18	$7,100	$63

(f)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	27	01/2011	CSFB	$2	$0	$2
Sell	CAD	129	02/2011	DUB	0	(2)	(2)
Sell	CLP	10,533	01/2011	DUB	0	(1)	(1)
Buy		10,533	01/2011	JPM	1	0	1
Buy		10,534	06/2011	DUB	1	0	1
Buy	CNY	66	01/2011	BOA	0	0	0
Sell		133	01/2011	DUB	0	0	0
Buy		66	01/2011	MSC	0	0	0
Buy		46	04/2011	BCLY	0	0	0
Buy		65	04/2011	CITI	0	0	0
Buy		1,323	04/2011	HSBC	2	0	2
Buy		35	04/2011	RBS	0	0	0
Buy		3,971	09/2011	BCLY	12	0	12
Buy		3,456	09/2011	HSBC	3	0	3
Buy		366	11/2011	JPM	0	0	0
Buy		133	02/2012	DUB	0	0	0
Sell	DKK	19	01/2011	BCLY	0	0	0
Sell		726	01/2011	CITI	6	0	6
Buy		4,060	01/2011	JPM	18	0	18
Buy		19	02/2011	BCLY	0	0	0
Sell		4,060	01/2012	JPM	0	(18)	(18)
Buy	JPY	21,556	01/2011	GSC	9	0	9
Sell		60,000	01/2011	MSC	0	(21)	(21)
Buy		12,831	01/2011	RBC	6	0	6
Buy		25,660	01/2011	RBS	11	0	11
Buy	MXN	1,760	02/2011	BCLY	5	0	5
Sell	SGD	4	03/2011	BCLY	0	0	0
Buy		4	03/2011	BOA	0	0	0
Buy	ZAR	213	01/2011	HSBC	2	0	2

					$78	$(42)	$36

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$15,268	$0	$15,268
Industrials	0	7,498	358	7,856
Utilities	0	4,034	0	4,034
Convertible Bonds & Notes
Banking & Finance	0	204	0	204
Industrials	0	954	0	954
Municipal Bonds & Notes
California	0	249	0	249
New Jersey	0	100	0	100
U.S. Government Agencies	0	5,420	942	6,362
U.S. Treasury Obligations	0	670	0	670
Mortgage-Backed Securities	0	2,566	1	2,567
Asset-Backed Securities	0	5,437	311	5,748
Sovereign Issues	0	1,407	0	1,407
Short-Term Instruments
Certificates of Deposit	0	452	300	752
Commercial Paper	0	250	0	250

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Repurchase Agreements	$0	$193	$0	$193
U.S. Treasury Bills	0	28	0	28
PIMCO Short-Term Floating NAV Portfolio	3,238	0	0	3,238
	$3,238	$44,730	$1,912	$49,880

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	32	0	32
Foreign Exchange Contracts	0	78	0	78
	$0	$110	$0	$110

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(42)	0	(42)
Interest Rate Contracts	0	(83)	0	(83)
	$0	$(125)	$0	$(125)

Totals	$3,238	$44,715	$1,912	$49,865

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$361	$0	$(1)	$0	$(2)	$0	$0	$358	$(2)
U.S. Government Agencies	95	950	(7)	0	0	4	0	(100)	942	0
Mortgage-Backed Securities	0	0	0	0	0	1	0	0	1	1
Asset-Backed Securities	0	389	(90)	0	2	10	0	0	311	10
Short-Term Instruments
Certificates of Deposit	0	300	0	0	0	0	0	0	300	0

	$95	$2,000	$(97)	$(1)	$2	$13	$0	$(100)	$1,912	$9

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

December 31, 2010

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$78	$0	$0	$0	$78
Unrealized appreciation on swap agreements	0	0	32	0	0	32

	$0	$78	$32	$0	$0	$110

Liabilities:
Written options outstanding	$76	$0	$0	$0	$0	$76
Unrealized depreciation on foreign currency contracts	0	42	0	0	0	42
Unrealized depreciation on swap agreements	6	0	1	0	0	7

	$82	$42	$1	$0	$0	$125

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(6)	$0	$0	$0	$0	$(6)
Net realized gain (loss) on futures contracts, written options and swaps	(43)	0	39	0	0	(4)
Net realized (loss) on foreign currency transactions	0	(56)	0	0	0	(56)

	$(49)	$(56)	$39	$0	$0	$(66)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$7	$0	$0	$7
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	38	0	0	0	38

	$0	$38	$7	$0	$0	$45

(1)	See note 5 in the Notes to Financial Statements for additional information.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements

December 31, 2010

1.  ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

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Notes to Financial Statements (Cont.)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the

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December 31, 2010

Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the

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Notes to Financial Statements (Cont.)

Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its

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exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to

Annual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

20	PIMCO Variable Insurance Trust

December 31, 2010

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,521	$2,269

Annual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2010	Dividend Income
$225	$60,812	$(57,800)	$1	$0	$3,238	$12

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$48,819	$52,704	$52,936	$22,188

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	152	$1,547	313	$3,080
Administrative Class	3,652	37,042	2,598	25,774
Advisor Class	1,552	15,792	42	429
Issued as reinvestment of distributions
Institutional Class	8	78	25	252
Administrative Class	25	256	48	482
Advisor Class	6	58	0	3
Cost of shares redeemed
Institutional Class	(86)	(868)	(869)	(8,650)
Administrative Class	(2,666)	(27,095)	(2,311)	(22,986)
Advisor Class	(211)	(2,154)	(5)	(58)
Net increase (decrease) resulting from Portfolio share transactions	2,432	$24,656	(159)	$(1,674)

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	3	97
Administrative Class	4	82
Advisor Class	1	97

22	PIMCO Variable Insurance Trust

December 31, 2010

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 392	$25	$5		$(21)	$—		$(76)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and unamortized premium on convertible bonds.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$49,869	$277		$(266)	$11

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$359	$33	$—
12/31/2009	$597	$140	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for the period indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD	United States Dollar
CLP	Chilean Peso	MXN	Mexican Peso	ZAR	South African Rand
CNY	Chinese Renminbi

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	ULC	Unlimited Liability Corporation

Annual Report	December 31, 2010	25

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust

(Unaudited)

December 31, 2010

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2010	27

Management of the Trust (Cont.)

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

Annual Report	December 31, 2010	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

30	PIMCO Variable Insurance Trust

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2010	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA65_123110

Share Class	Administrative

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	35.0%
Corporate Bonds & Notes	25.0%
Short-Term Instruments	21.6%
U.S. Treasury Obligations	6.8%
Mortgage-Backed Securities	5.1%
Other	6.5%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	5 Years	10 Years	Class Inception (12/31/97)
PIMCO Total Return Portfolio Administrative Class	8.10%	7.84%	6.89%	6.67%
Barclays Capital U.S. Aggregate Index±	6.54%	5.80%	5.84%	5.95%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.74% for Administrative Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,024.88	$1,021.93
Expenses Paid During Period†	$3.32	$3.31

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to U.S. duration (or sensitivity to changes in market interest rates) in the middle of the year, partially implemented via U.S. Treasury futures, added to performance as the ten-year U.S. Treasury yield fell significantly during this period.

»	Interest rate exposure in Europe added to performance as the ten-year Bund yield declined during the reporting period.

»

An overweight to Agency mortgage-backed securities late in the reporting period added to performance as the Barclays Capital U.S. Fixed Rate Mortgage Backed Securities Index outperformed like-duration U.S. Treasuries over this period.

»	A near-index exposure to the investment grade corporate sector, in part through an allocation to credit default swaps on a basket of credit entities, was neutral for performance.

»

A focus on financials, a subsector within the investment grade corporate sector, benefited performance as financials outperformed the overall investment grade corporate bond market during the reporting period.

»	Modest exposure to high-yield bonds added to performance as the Barclays Capital U.S. Corporate High Yield Index outperformed like-duration U.S. Treasuries during the reporting period.

»	Modest exposure to emerging local interest rates in Brazil, implemented via Brazilian zero coupon swaps, added to returns as interest rates fell in this country during the reporting period.

»	Exposure to a variety of currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, added to returns as these currencies appreciated relative to the U.S. dollar.

»	Modest exposure to Build America Bonds detracted from returns as the Barclays Capital Build America Bond Index underperformed the Barclays Capital U.S. Long Credit Index during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Administrative Class
Net asset value beginning of year	$10.82	$10.31	$10.49	$10.12	$10.24
Net investment income (a)	0.24	0.49	0.46	0.49	0.44
Net realized/unrealized gain (loss) on investments	0.63	0.93	0.03	0.37	(0.06)
Total income from investment operations	0.87	1.42	0.49	0.86	0.38
Dividends from net investment income	(0.27)	(0.57)	(0.47)	(0.49)	(0.45)
Distributions from net realized capital gains	(0.34)	(0.34)	(0.20)	0.00	(0.05)
Total distributions	(0.61)	(0.91)	(0.67)	(0.49)	(0.50)
Net asset value end of year	$11.08	$10.82	$10.31	$10.49	$10.12
Total return	8.10%	14.04%	4.79%	8.74%	3.84%
Net assets end of year (000s)	$7,260,958	$5,566,064	$4,057,408	$3,893,715	$3,114,697
Ratio of expenses to average net assets	0.65%	0.74%	0.88%	0.83%	0.67%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.09%	4.52%	4.38%	4.78%	4.36%
Portfolio turnover rate	484%*	381%	355%	298%	303%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$7,890,195
Investments in Affiliates, at value	1,967,786
Repurchase agreements, at value	40,000
Cash	17,753
Deposits with counterparty	1
Foreign currency, at value	9,390
Receivable for investments sold	694,015
Receivable for Portfolio shares sold	65,864
Interest and dividends receivable	49,334
Dividends receivable from Affiliates	656
Variation margin receivable	4,273
Swap premiums paid	33,828
Unrealized appreciation on foreign currency contracts	22,705
Unrealized appreciation on swap agreements	26,871
10,822,671

Liabilities:
Payable for reverse repurchase agreements	$24,812
Payable for investments purchased	2,503,061
Payable for investments in Affiliates purchased	656
Payable for Portfolio shares redeemed	8,383
Payable for short sales	99,141
Written options outstanding	34,595
Deposits from counterparty	46,814
Accrued related party fees	4,573
Swap premiums received	7,547
Unrealized depreciation on foreign currency contracts	5,459
Unrealized depreciation on swap agreements	1,256
Other liabilities	19
2,736,316

Net Assets	$8,086,355

Net Assets Consist of:
Paid in capital	$7,758,979
Undistributed net investment income	73,480
Accumulated undistributed net realized gain	104,976
Net unrealized appreciation	148,920
$8,086,355

Net Assets:
Institutional Class	$259,876
Administrative Class	7,260,958
Advisor Class	565,521

Shares Issued and Outstanding:
Institutional Class	23,464
Administrative Class	655,598
Advisor Class	51,062

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.08
Administrative Class	11.08
Advisor Class	11.08

Cost of Investments Owned	$7,768,545
Cost of Investments in Affiliates Owned	$1,968,109
Cost of Repurchase Agreements Owned	$40,000
Cost of Foreign Currency Held	$9,281
Proceeds Received on Short Sales	$98,495
Premiums Received on Written Options	$23,283

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$191,666
Dividends	221
Dividends from Affiliate investments	6,487
Miscellaneous income	4
Total Income	198,378

Expenses:
Investment advisory fees	18,063
Supervisory and administrative fees	18,063
Servicing fees – Administrative Class	9,872
Distribution and/or servicing fees – Advisor Class	914
Trustees' fees	117
Interest expense	142
Miscellaneous expense	14
Total Expenses	47,185

Net Investment Income	151,193

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	117,306
Net realized gain on Affiliate investments	710
Net realized gain on futures contracts, written options and swaps	172,620
Net realized gain on foreign currency transactions	12,359
Net change in unrealized appreciation on investments	71,128
Net change in unrealized (depreciation) on Affiliate investments	(13)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	12,804
Net Gain	382,298

Net Increase in Net Assets Resulting from Operations	$533,491

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$151,193	$223,548
Net realized gain	302,285	219,370
Net realized gain on Affiliate investments	710	48
Net change in unrealized appreciation	79,316	182,696
Net change in unrealized (depreciation) on Affiliate investments	(13)	(309)
Net increase resulting from operations	533,491	625,353

Distributions to Shareholders:
From net investment income
Institutional Class	(6,743)	(9,639)
Administrative Class	(159,949)	(240,232)
Advisor Class	(8,593)	(6,626)
From net realized capital gains
Institutional Class	(8,728)	(7,057)
Administrative Class	(214,082)	(165,455)
Advisor Class	(16,192)	(5,754)

Total Distributions	(414,287)	(434,763)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,955,965	1,531,622

Total Increase in Net Assets	2,075,169	1,722,212

Net Assets:
Beginning of year	6,011,186	4,288,974
End of year*	$8,086,355	$6,011,186

*Including undistributed net investment income of:	$73,480	$43,003

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

American General Finance Corp.
7.250% due 04/21/2015		$6,900	$7,006

Ford Motor Co.
3.040% due 12/15/2013		4,000	3,989

Petroleum Export Ltd.
3.319% due 12/07/2012		11,700	11,666

Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		3,858	2,988

Total Bank Loan Obligations (Cost $26,106)			25,649

CORPORATE BONDS & NOTES 30.5%

BANKING & FINANCE 22.2%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	6,319

Ally Financial, Inc.
5.375% due 06/06/2011		31,100	31,450
6.000% due 12/15/2011		2,200	2,253
6.000% due 05/23/2012		4,500	4,658
6.250% due 12/01/2017		12,200	12,215
6.625% due 05/15/2012		8,100	8,444
6.875% due 09/15/2011		6,177	6,346
6.875% due 08/28/2012		6,700	7,029
7.000% due 02/01/2012		2,500	2,612
7.500% due 09/15/2020		900	948
8.300% due 02/12/2015		11,100	12,238

American Express Bank FSB
0.412% due 06/12/2012		500	498
6.000% due 09/13/2017		3,900	4,352

American Express Centurion Bank
5.550% due 10/17/2012		9,840	10,530
6.000% due 09/13/2017		3,900	4,352

American Express Co.
7.000% due 03/19/2018		200	233

American Express Credit Corp.
5.875% due 05/02/2013		700	762

American General Finance Corp.
0.552% due 12/15/2011		8,700	8,149
3.250% due 01/16/2013	EUR	2,000	2,340
4.125% due 11/29/2013		10,000	11,239

American General Institutional Capital A
7.570% due 12/01/2045		$10,000	10,075

American International Group, Inc.
0.399% due 10/18/2011		100	99
4.900% due 06/02/2014	CAD	6,000	5,961
4.950% due 03/20/2012		$1,800	1,861
5.050% due 10/01/2015		12,500	12,886
5.450% due 05/18/2017		1,100	1,117
5.600% due 10/18/2016		6,100	6,315
5.850% due 01/16/2018		31,900	32,988
6.250% due 03/15/2087		2,100	1,868
6.400% due 12/15/2020		3,400	3,574
8.000% due 05/22/2068	EUR	12,900	16,721
8.175% due 05/15/2068		$3,000	3,217
8.250% due 08/15/2018		12,600	14,558

ANZ National International Ltd.
6.200% due 07/19/2013		7,400	8,152

Banco Santander Brasil S.A.
4.500% due 04/06/2015		13,100	13,428

Banco Santander Chile
1.539% due 04/20/2012		11,600	11,600

Bank of America Corp.
0.616% due 08/15/2016		2,800	2,462
6.000% due 09/01/2017		7,000	7,346
6.500% due 08/01/2016		32,700	35,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America N.A.
6.000% due 10/15/2036		$2,100	$1,988

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,198

Bank of Montreal
2.850% due 06/09/2015		4,700	4,779

Bank of Nova Scotia
1.650% due 10/29/2015		5,200	4,976

Barclays Bank PLC
5.450% due 09/12/2012		40,000	42,884
6.050% due 12/04/2017		16,800	17,258
10.179% due 06/12/2021		2,080	2,595

Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	31,851

BNP Paribas
5.186% due 06/29/2049		15,600	14,313

BPCE S.A.
2.375% due 10/04/2013		2,100	2,095

BRFkredit A/S
0.539% due 04/15/2013		21,800	21,810

C10 Capital SPV Ltd.
6.722% due 12/29/2049		4,300	3,043

Caelus Re Ltd.
6.544% due 06/07/2011		2,700	2,714

CIT Group, Inc.
7.000% due 05/01/2013		3,700	3,783
7.000% due 05/01/2014		5,600	5,670

Citibank N.A.
1.750% due 12/28/2012		2,000	2,041

Citigroup Capital XXI
8.300% due 12/21/2077		19,500	20,378

Citigroup Funding, Inc.
1.875% due 10/22/2012		3,000	3,061

Citigroup, Inc.
0.427% due 03/16/2012		5,500	5,464
0.572% due 06/09/2016		13,100	11,705
2.286% due 08/13/2013		5,900	6,004
5.300% due 10/17/2012		2,200	2,331
5.500% due 08/27/2012		5,500	5,833
5.500% due 04/11/2013		40,900	43,575
5.625% due 08/27/2012		4,400	4,619
5.850% due 07/02/2013		1,400	1,512
6.000% due 02/21/2012		3,789	3,976
6.125% due 05/15/2018		3,000	3,291
6.125% due 08/25/2036		15,000	14,418
8.500% due 05/22/2019		2,100	2,611

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		975	1,264

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	938
5.800% due 06/07/2012		$10,300	10,840

DBS Bank Ltd.
0.504% due 05/16/2017		1,000	980

Deutsche Bank AG
6.000% due 09/01/2017		24,600	27,596

Dexia Credit Local S.A.
0.703% due 03/05/2013		48,000	47,871
0.768% due 04/29/2014		21,700	21,636
0.953% due 09/23/2011		15,200	15,243

FCE Bank PLC
7.125% due 01/16/2012	EUR	5,100	7,020
7.125% due 01/15/2013		700	980

FIH Erhvervsbank A/S
0.672% due 06/13/2013		$76,000	75,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		$21,285	$21,499
5.552% due 06/15/2011		1,100	1,118
7.000% due 10/01/2013		500	536
7.250% due 10/25/2011		200	207
7.375% due 02/01/2011		10,900	10,933
7.500% due 08/01/2012		17,800	18,932
7.800% due 06/01/2012		12,200	12,975
8.000% due 12/15/2016		500	559

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	10,795

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$700	838
10.500% due 03/25/2014		1,000	1,197

General Electric Capital Corp.
2.625% due 12/28/2012		2,600	2,698
5.500% due 09/15/2067	EUR	24,100	28,018
5.875% due 01/14/2038		$8,100	8,437
6.375% due 11/15/2067		14,800	14,708

Goldman Sachs Group, Inc.
5.950% due 01/18/2018		17,300	18,796
6.250% due 09/01/2017		14,900	16,466
6.750% due 10/01/2037		3,300	3,384

GSPA Monetization Trust
6.422% due 10/09/2029		16,669	16,603

Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		3,200	3,424

HSBC Finance Corp.
6.676% due 01/15/2021		22,500	22,773

HSBC Holdings PLC
6.500% due 05/02/2036		6,400	6,703
6.500% due 09/15/2037		2,900	3,047

ING Bank NV
1.103% due 03/30/2012		57,400	57,223
2.000% due 10/18/2013		2,700	2,670
2.650% due 01/14/2013		1,300	1,308

International Lease Finance Corp.
0.633% due 07/01/2011		1,200	1,181
1.425% due 08/15/2011	EUR	25,000	32,885
4.750% due 01/13/2012		$1,900	1,921
5.000% due 09/15/2012		2,600	2,629
5.250% due 01/10/2013		2,680	2,693
5.400% due 02/15/2012		16,152	16,394
5.750% due 06/15/2011		3,400	3,434
5.875% due 05/01/2013		1,000	1,016
6.375% due 03/25/2013		2,580	2,657
6.750% due 09/01/2016		4,500	4,826

IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	4,623

JPMorgan Chase & Co.
1.264% due 09/26/2013	EUR	900	1,176
6.000% due 01/15/2018		$3,900	4,362

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	12,211

JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,211

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,400	2,398

KeyBank N.A.
1.166% due 11/21/2011	EUR	400	526

LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	100	135
7.869% due 08/25/2020		200	274
7.875% due 11/01/2020		$4,800	4,392
8.500% due 12/29/2049		1,100	973

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		4,800	1,122
5.125% due 06/27/2014 (a)	EUR	950	305

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.316% due 04/05/2011 (a)	EUR	10	$3
5.625% due 01/24/2013 (a)		$3,800	950
6.875% due 05/02/2018 (a)		3,200	808

Lloyds TSB Bank PLC
5.800% due 01/13/2020		21,500	21,265
12.000% due 12/29/2049		32,700	35,734

Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	24,126

Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		10,000	10,736
6.875% due 04/25/2018		17,800	19,508

MetLife, Inc.
6.400% due 12/15/2066		1,700	1,607

Metropolitan Life Global Funding I
0.689% due 07/13/2011		34,700	34,745
5.125% due 11/09/2011		8,200	8,495

Morgan Stanley
2.786% due 05/14/2013		8,200	8,503
5.950% due 12/28/2017		10,600	11,231
7.300% due 05/13/2019		1,200	1,353

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	700	1,021

Mystic Re Ltd.
10.294% due 06/07/2011		$2,200	2,238

National Australia Bank Ltd.
5.350% due 06/12/2013		6,100	6,611

Nationwide Building Society
6.250% due 02/25/2020		9,300	9,708

Nomura Europe Finance NV
0.441% due 07/05/2011		19,500	19,374

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		15,700	16,407

Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,316

Petroleum Export Ltd.
5.265% due 06/15/2011		174	173

Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,630

Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	5,794

Resona Bank Ltd.
5.850% due 09/29/2049		1,200	1,200

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		22,900	23,033
2.625% due 05/11/2012		2,300	2,355
3.000% due 12/09/2011		57,800	59,017
3.950% due 09/21/2015		3,200	3,149
6.990% due 10/29/2049		12,000	9,300
7.648% due 08/29/2049		1,500	1,262

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		42,900	42,417

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		2,400	2,407
5.499% due 07/07/2015		13,100	13,444

SLM Corp.
0.518% due 10/25/2011		200	197
0.588% due 01/27/2014		1,650	1,487
1.300% due 11/15/2011	EUR	1,000	1,289
1.356% due 06/17/2013		200	240
3.125% due 09/17/2012		5,200	6,782
4.875% due 12/17/2012	GBP	2,800	4,284
5.000% due 04/15/2015		$5,000	4,821
5.125% due 08/27/2012		5,780	5,902
8.000% due 03/25/2020		3,600	3,656
8.450% due 06/15/2018		10,600	11,032

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Bank of India
4.500% due 07/27/2015		$6,000	$6,140

State Street Capital Trust III
8.250% due 01/29/2049		6,800	6,913

State Street Capital Trust IV
1.302% due 06/01/2077		1,000	755

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		8,900	8,763

Stone Street Trust
5.902% due 12/15/2015		9,500	9,860

Sydney Airport Finance Co. Pty Ltd.
5.125% due 02/22/2021		1,100	1,062

Temasek Financial I Ltd.
4.300% due 10/25/2019		4,600	4,704

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,200	1,260
6.625% due 03/20/2017		1,000	1,065
7.875% due 03/13/2018		2,700	3,075

UBS AG
1.384% due 02/23/2012		10,400	10,491
5.750% due 04/25/2018		4,600	5,007
5.875% due 12/20/2017		4,700	5,177

UFJ Finance Aruba AEC
6.750% due 07/15/2013		300	335

Union Planters Corp.
7.750% due 03/01/2011		5,400	5,451

USB Capital IX
6.189% due 10/29/2049		900	702

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		2,600	2,607

Wachovia Corp.
0.419% due 10/15/2011		8,100	8,108
0.422% due 03/15/2011		5,900	5,901
1.200% due 02/13/2014	EUR	5,200	6,698
5.500% due 05/01/2013		$8,300	9,037
5.750% due 02/01/2018		16,900	18,792

Wells Fargo & Co.
1.145% due 08/01/2011	EUR	400	531

Westpac Banking Corp.
0.769% due 07/16/2014		$3,000	3,017
3.585% due 08/14/2014		4,900	5,227

ZFS Finance USA Trust IV
5.875% due 05/09/2062		1,285	1,259

			1,796,579

INDUSTRIALS 6.4%

Altria Group, Inc.
4.125% due 09/11/2015		6,400	6,699
7.750% due 02/06/2014		8,680	9,986

Amgen, Inc.
6.150% due 06/01/2018		1,200	1,402

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015		21,500	22,665
5.375% due 01/15/2020		21,500	23,339

AstraZeneca PLC
5.900% due 09/15/2017		2,500	2,899
6.450% due 09/15/2037		2,400	2,859

Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		16,300	16,152

Codelco, Inc.
6.150% due 10/24/2036		700	769

Comcast Corp.
5.875% due 02/15/2018		1,700	1,890
6.450% due 03/15/2037		1,700	1,822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSC Holdings LLC
7.625% due 04/01/2011		$7,000	$7,105

CSN Resources S.A.
6.500% due 07/21/2020		16,900	17,914

Dell, Inc.
5.650% due 04/15/2018		11,200	12,284

Dolphin Energy Ltd.
5.888% due 06/15/2019		2,769	2,968

Dow Chemical Co.
4.850% due 08/15/2012		12,100	12,761
6.000% due 10/01/2012		5,090	5,486

Ecopetrol S.A.
7.625% due 07/23/2019		4,600	5,336

El Paso Corp.
7.800% due 08/01/2031		900	900
7.875% due 06/15/2012		3,900	4,128
9.625% due 05/15/2012		800	857

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		1,500	1,704

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		1,900	1,957
6.212% due 11/22/2016		1,200	1,278
7.343% due 04/11/2013		1,700	1,853
8.146% due 04/11/2018		6,700	7,789

Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		812	866

General Mills, Inc.
6.470% due 10/15/2022		61,750	64,833

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,900	2,100

Gerdau Trade, Inc.
5.750% due 01/30/2021		5,100	5,138

HCA, Inc.
7.875% due 02/15/2020		10,600	11,395

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,600	3,778

International Business Machines Corp.
5.700% due 09/14/2017		2,400	2,759

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		24,000	26,470

Kraft Foods, Inc.
2.625% due 05/08/2013		4,000	4,116

Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,953
6.625% due 08/05/2020		5,000	5,250
6.750% due 01/29/2020		7,100	7,877

Oracle Corp.
4.950% due 04/15/2013		13,100	14,279
5.750% due 04/15/2018		12,900	14,779

Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,395

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	262
7.500% due 12/18/2013	GBP	200	345

Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	45,469

Petroleos Mexicanos
5.500% due 01/21/2021		17,200	17,501

PPG Industries, Inc.
1.900% due 01/15/2016		8,700	8,269

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		10,155	9,708

Reynolds American, Inc.
7.250% due 06/01/2012		5,000	5,349

Roche Holdings, Inc.
7.000% due 03/01/2039		11,800	14,931

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rohm and Haas Co.
6.000% due 09/15/2017	$3,700	$4,055

Total Capital S.A.
4.450% due 06/24/2020	2,600	2,700

UAL Pass-Through Trust Series
8.030% due 01/01/2013 (a)	465	591

Union Pacific Corp.
5.700% due 08/15/2018	13,800	15,514

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,539

Vale Overseas Ltd.
4.625% due 09/15/2020	2,000	1,990
5.625% due 09/15/2019	16,600	17,764
6.250% due 01/23/2017	1,300	1,453
6.875% due 11/21/2036	1,300	1,433
6.875% due 11/10/2039	3,100	3,441

Vivendi S.A.
5.750% due 04/04/2013	14,800	15,972

		521,076

UTILITIES 1.9%

AT&T, Inc.
4.950% due 01/15/2013	5,200	5,576
5.500% due 02/01/2018	5,200	5,785
6.300% due 01/15/2038	3,600	3,810

Carolina Power & Light Co.
6.500% due 07/15/2012	2,325	2,517

Cleco Power LLC
6.000% due 12/01/2040	19,500	19,111

Entergy Corp.
3.625% due 09/15/2015	12,200	12,080

Korea Electric Power Corp.
5.125% due 04/23/2034	90	94

Majapahit Holding BV
7.250% due 06/28/2017	1,700	1,938
7.750% due 10/17/2016	3,405	3,954
7.750% due 01/20/2020	3,100	3,588
8.000% due 08/07/2019	5,100	5,986

NGPL PipeCo LLC
6.514% due 12/15/2012	5,800	6,263

NRG Energy, Inc.
8.250% due 09/01/2020	8,400	8,652

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	12,995

Qtel International Finance Ltd.
3.375% due 10/14/2016	8,300	7,927
4.750% due 02/16/2021	700	671

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	659

Qwest Corp.
3.552% due 06/15/2013	10,841	11,383
8.875% due 03/15/2012	24,700	26,769

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,694
6.750% due 09/30/2019	2,000	2,317

Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,632

Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,067

Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,314

		151,782

Total Corporate Bonds & Notes (Cost $2,366,404)		2,469,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Chesapeake Energy Corp.
2.250% due 12/15/2038	$2,100	$1,646

Transocean, Inc.
1.500% due 12/15/2037	37,100	36,729

Total Convertible Bonds & Notes (Cost $36,092)		38,375

MUNICIPAL BONDS & NOTES 3.5%

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	2,200	2,150

California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	2,700	2,709
7.043% due 04/01/2050	8,600	8,705

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	5,100	5,282
7.550% due 04/01/2039	2,000	2,076

California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	5,800	6,046
7.950% due 03/01/2036	29,300	30,080

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	2,200	2,187

California State Palomar Community College District General Obligation Bonds, Series 2010
7.194% due 08/01/2045	1,300	1,249

California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	400	393
7.021% due 08/01/2040	700	686

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	849

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	8,200	7,807

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	1,200	1,180
7.618% due 08/01/2040	1,800	1,767

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
6.603% due 07/01/2050	2,700	2,785

Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	11,182

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	8,100	8,398

Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	2,000	1,869

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	3,969

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,049
5.125% due 06/01/2046	655	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Regents Medical Center Revenue Bonds, Series 2010
6.398% due 05/15/2031	$1,200	$1,186
6.548% due 05/15/2048	1,800	1,758

University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	1,000	995

		106,765

COLORADO 0.0%

Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	3,684

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	17,792

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	4,795

ILLINOIS 0.1%

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040	2,400	2,191

Illinois State General Obligation Bonds, Series 2010
6.725% due 04/01/2035	2,400	2,205
6.900% due 03/01/2035	1,000	931

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	6,200	6,259

		11,586

IOWA 0.0%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	895	823

NEBRASKA 0.1%

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	6,500	6,425

NEVADA 0.1%

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	4,100	4,011

NEW JERSEY 0.6%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	15,900	15,936

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	1,729

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	24,500	26,916

		44,581

NEW YORK 0.5%

New York City, New York General Obligation Bonds, Series 2010
6.646% due 12/01/2031	26,300	26,556

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
5.882% due 06/15/2044	$2,100	$2,100
6.282% due 06/15/2042	2,100	2,092

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.210% due 06/15/2031	5,130	5,419

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,418

		38,585

OHIO 0.1%

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	5,800	6,181

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	73
6.500% due 06/01/2047	3,600	2,611

		8,865

TEXAS 0.4%

San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	14,800	14,774

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.253% due 02/15/2031	3,390	3,770

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.200% due 02/01/2027	2,575	2,896
8.284% due 10/01/2031	6,240	6,964

Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	2,500	2,479

		30,883

Total Municipal Bonds & Notes (Cost $268,196)		278,795

U.S. GOVERNMENT AGENCIES 42.9%

Fannie Mae
0.321% due 12/25/2036 - 07/25/2037	5,758	5,683
0.500% due 10/30/2012	12,400	12,350
0.511% due 05/25/2037	2,058	2,060
0.571% due 04/25/2037	5,418	5,432
0.611% due 03/25/2044	3,097	3,005
0.625% due 09/24/2012	75,900	76,011
0.671% due 09/25/2035	2,815	2,815
0.711% due 09/25/2035	10,628	10,636
0.750% due 12/18/2013	12,500	12,369
0.850% due 08/17/2012	13,000	13,007
0.961% due 10/25/2037	2,782	2,807
1.000% due 09/23/2013	4,800	4,796
1.125% due 09/30/2013	44,500	44,626
1.161% due 07/25/2039	3,154	3,207
1.250% due 06/22/2012 - 08/20/2013	56,400	57,010
1.530% due 06/01/2043 - 07/01/2044	3,259	3,263
1.625% due 10/26/2015	36,400	35,519
1.730% due 09/01/2040	18	18
1.750% due 02/22/2013 - 05/07/2013	9,400	9,606
1.922% due 04/01/2035	1,899	1,960
1.927% due 04/01/2035	2,558	2,641
2.486% due 09/01/2039	30	32
2.490% due 01/01/2025	15	16
2.500% due 05/15/2014	1,000	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.546% due 11/01/2025	$1	$1
2.602% due 08/01/2035	2,074	2,150
2.631% due 05/25/2035	548	565
2.750% due 02/05/2014 - 03/13/2014	1,200	1,255
2.875% due 12/11/2013	200	210
3.000% due 09/16/2014	1,300	1,370
3.500% due 01/01/2041	50,000	47,816
4.000% due 04/01/2023 - 02/01/2041	453,054	450,203
4.080% due 10/01/2032	909	932
4.125% due 04/15/2014	26,800	29,251
4.198% due 11/01/2035	171	176
4.375% due 03/15/2013 - 10/15/2015	8,000	8,675
4.500% due 04/01/2024 - 02/01/2041	1,148,730	1,179,621
4.617% due 12/01/2036	1,458	1,523
4.625% due 10/15/2013	15,100	16,585
4.829% due 09/01/2034	1,271	1,338
4.875% due 12/15/2016	800	898
5.000% due 03/15/2016 - 01/01/2041	290,894	307,190
5.012% due 09/01/2035	994	1,056
5.185% due 08/01/2035	1,184	1,262
5.375% due 06/12/2017	4,900	5,650
5.500% due 09/01/2017 - 01/01/2041	314,436	337,073
6.000% due 09/01/2016 - 01/01/2039	346,658	377,845
6.000% due 12/01/2036 (h)	14,665	15,988
6.500% due 06/01/2029 - 10/01/2039	26,188	29,143
7.000% due 04/25/2023 - 06/01/2032	1,630	1,908

Federal Home Loan Bank
0.875% due 12/27/2013	400	397

Federal Housing Administration
7.430% due 01/25/2023	42	42

Freddie Mac
0.410% due 07/15/2019	4,289	4,284
0.515% due 11/26/2012	4,700	4,687
0.560% due 05/15/2036	3,400	3,403
0.710% due 11/15/2030	17	17
0.760% due 09/15/2030	16	16
0.980% due 05/15/2037	1,088	1,099
1.542% due 02/25/2045	454	448
1.750% due 06/15/2012 - 09/10/2015	66,500	67,375
2.500% due 01/07/2014	1,000	1,041
2.661% due 01/01/2028	1	1
2.780% due 07/01/2027	1	1
2.813% due 07/01/2030	1	1
3.000% due 07/28/2014	400	421
3.500% due 01/01/2041	6,000	5,726
4.125% due 09/27/2013	300	325
4.375% due 07/17/2015	16,000	17,667
4.500% due 01/15/2013 - 01/01/2041	116,540	121,824
4.875% due 11/15/2013	800	887
5.000% due 02/16/2017 - 04/18/2017	6,900	7,784
5.250% due 04/18/2016	2,400	2,749
5.500% due 07/18/2016 - 10/01/2038	28,259	30,605
6.000% due 07/01/2016 - 07/01/2038	44,723	48,625
6.500% due 03/01/2013 - 10/01/2037	379	415
7.000% due 06/15/2023	955	1,075
7.500% due 07/15/2030 - 03/01/2032	171	196
8.500% due 08/01/2024	9	11

Ginnie Mae
0.761% due 09/20/2030	13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.861% due 02/16/2030		$146	$147
2.625% due 07/20/2030		6	6
2.750% due 02/20/2032		308	317
3.125% due 10/20/2029 - 11/20/2029		138	142
3.375% due 04/20/2026 - 05/20/2030		63	65
5.500% due 04/15/2033 - 09/15/2033		281	306
6.000% due 05/15/2037 - 01/01/2041		13,830	15,211
6.500% due 03/15/2031 - 04/15/2032		112	127

Small Business Administration
5.130% due 09/01/2023		49	53
6.030% due 02/10/2012		900	938
6.290% due 01/01/2021		103	112
6.344% due 08/01/2011		44	45
7.500% due 04/01/2017		338	372

Total U.S. Government Agencies (Cost $3,459,709)			3,468,567

U.S. TREASURY OBLIGATIONS 8.4%

Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020		3,510	3,599
1.750% due 01/15/2028		30,589	31,215
2.000% due 01/15/2026		36,695	39,055
2.125% due 02/15/2040		5,970	6,342
2.375% due 01/15/2025		29,124	32,482
2.375% due 01/15/2027		1,952	2,174
2.500% due 01/15/2029 (h)		28,931	32,918
3.625% due 04/15/2028		4,868	6,299
3.875% due 04/15/2029		13,305	17,885

U.S. Treasury Notes
0.500% due 10/15/2013		20,100	19,879
0.500% due 11/15/2013		17,000	16,784
0.750% due 08/15/2013		5,700	5,689
0.750% due 09/15/2013		8,900	8,873
0.750% due 12/15/2013 (g)		26,600	26,415
1.000% due 07/15/2013		3,700	3,719
1.125% due 06/15/2013		8,400	8,470
1.375% due 11/30/2015		22,800	22,161
1.875% due 06/30/2015 (e)(h)		176,700	177,432
2.125% due 11/30/2014		12,800	13,114
2.125% due 05/31/2015 (h)		149,200	151,602
2.500% due 04/30/2015		47,200	48,804

Total U.S. Treasury Obligations (Cost $681,176)			674,911

MORTGAGE-BACKED SECURITIES 6.2%

American Home Mortgage Investment Trust
2.261% due 02/25/2045		1,801	1,616

Arkle Master Issuer PLC
0.374% due 02/17/2052		112,000	110,932

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	4,100	5,474
2.403% due 05/16/2047		11,300	15,049

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049		$11,600	12,119
5.740% due 05/10/2045		6,400	7,015
5.742% due 02/10/2051		3,200	3,414

Banc of America Funding Corp.
2.861% due 05/25/2035		2,832	2,762

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		2,094	1,870

Banc of America Mortgage Securities, Inc.
2.959% due 05/25/2033		3,155	3,085
6.500% due 10/25/2031		390	394
6.500% due 09/25/2033		187	194

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.850% due 04/25/2033	$452	$440
2.926% due 01/25/2034	1,127	1,120
2.960% due 07/25/2034	2,360	1,801
3.102% due 02/25/2033	75	70
3.106% due 11/25/2034	6,568	5,591
3.516% due 11/25/2030	3	3
3.609% due 11/25/2034	1,680	1,655
4.995% due 01/25/2035	1,635	1,534
5.668% due 02/25/2033	78	78

Bear Stearns Alt-A Trust
2.875% due 05/25/2035	4,237	3,324
2.955% due 09/25/2035	2,585	1,981

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	1,028
5.471% due 01/12/2045	2,800	2,993
5.700% due 06/13/2050	9,400	9,811
5.703% due 06/11/2050	8,600	9,145

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	5,220	3,427
5.339% due 12/26/2046	3,027	2,132

Citigroup Mortgage Loan Trust, Inc.
2.680% due 12/25/2035	1,033	994
5.113% due 05/25/2035	4,339	4,132

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	3,114

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	5,118

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	3,960	2,306

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	7,386	6,438
3.017% due 02/20/2036	1,260	1,011
3.121% due 11/25/2034	4,277	3,476
5.750% due 05/25/2033	49	49

Credit Suisse First Boston Mortgage Securities Corp.
4.857% due 06/25/2032	21	19

Credit Suisse Mortgage Capital Certificates
5.659% due 03/15/2039	900	947

Extended Stay America Trust
2.950% due 11/05/2027	26,557	26,149

First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035	132	98

First Horizon Asset Securities, Inc.
2.880% due 10/25/2035	8,473	6,937

First Nationwide Trust
6.750% due 08/21/2031	5	5

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	1,314	1,219
0.341% due 01/25/2047	1,453	1,392

Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	2,664	2,297

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	400	423
5.317% due 06/10/2036	915	988
5.444% due 03/10/2039	4,400	4,642

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	7,049	6,879
5.396% due 08/10/2038	905	973

GSR Mortgage Loan Trust
2.825% due 09/25/2035	12,259	11,759
5.193% due 11/25/2035	4,701	4,590

Harborview Mortgage Loan Trust
0.451% due 01/19/2038	9,701	6,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.481% due 05/19/2035	$899	$591
2.960% due 07/19/2035	3,666	2,931

Indymac ARM Trust
1.959% due 01/25/2032	3	2

JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	12,600	12,007
4.158% due 01/12/2039	6,077	6,198
5.336% due 05/15/2047	6,800	7,068
5.420% due 01/15/2049	20,956	21,829
5.882% due 02/15/2051	2,300	2,439

JPMorgan Mortgage Trust
2.992% due 08/25/2034	20,316	19,043
5.036% due 02/25/2035	2,419	2,428
5.750% due 01/25/2036	2,938	2,664

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	5,500	5,617

Merrill Lynch Floating Trust
0.802% due 07/09/2021	12,197	11,782

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	3,443	2,665

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	112	112

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	651	556
1.254% due 10/25/2035	1,264	1,100
2.340% due 04/25/2035	14,827	13,703

Morgan Stanley Capital I
0.321% due 10/15/2020	1,571	1,511
5.610% due 04/15/2049	13,943	14,293
5.809% due 12/12/2049	600	642
5.879% due 06/11/2049	3,100	3,324

Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	2,200	2,356

Prime Mortgage Trust
0.661% due 02/25/2019	60	58
0.661% due 02/25/2034	481	439

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	356	366

Sovereign Commercial Mortgage Securities Trust
5.811% due 07/22/2030	1,148	1,187

Structured Adjustable Rate Mortgage Loan Trust
5.481% due 07/25/2035	1,034	931

Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035	5,502	5,153
0.921% due 09/19/2032	106	94

Structured Asset Securities Corp.
2.308% due 07/25/2032	9	7
2.679% due 02/25/2032	14	13

SunTrust Adjustable Rate Mortgage Loan Trust
5.834% due 02/25/2037	11,086	8,645

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	2,593	2,559

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	7,912	7,405
0.351% due 09/15/2021	13,716	13,369
5.308% due 11/15/2048	2,000	2,125

WaMu Mortgage Pass-Through Certificates
0.551% due 10/25/2045	965	821
1.528% due 11/25/2042	440	392
1.728% due 08/25/2042	1,142	1,038

Wells Fargo Mortgage-Backed Securities Trust
3.425% due 03/25/2036	4,977	4,426
4.911% due 01/25/2035	4,218	4,257
4.967% due 12/25/2034	2,886	2,834

Total Mortgage-Backed Securities (Cost $503,767)		503,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.6%

ACE Securities Corp.
0.311% due 12/25/2036		$378	$363

Ally Auto Receivables Trust
1.320% due 03/15/2012		2,284	2,287

Amortizing Residential Collateral Trust
0.531% due 06/25/2032		198	172

Asset-Backed Funding Certificates
0.321% due 01/25/2037		259	256

Ballyrock CDO Ltd.
0.814% due 11/20/2015		3,359	3,280

Bear Stearns Asset-Backed Securities Trust
0.341% due 10/25/2036		497	466
0.351% due 06/25/2047		1,182	1,138

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		136	135
0.311% due 05/25/2047		212	211

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		565	498

EMC Mortgage Loan Trust
0.631% due 05/25/2040		395	321

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		689	683

Fremont Home Loan Trust
0.321% due 01/25/2037		578	532

HSBC Home Equity Loan Trust
0.551% due 01/20/2034		5,054	4,616

HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036		208	205

JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047		2,558	2,002

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		156	129

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		25	24

Morgan Stanley ABS Capital I
0.301% due 10/25/2036		77	77

Nelnet Student Loan Trust
0.363% due 12/22/2016		3,024	3,018

Park Place Securities, Inc.
0.573% due 10/25/2034		620	611

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		24,000	23,918

Securitized Asset-Backed Receivables LLC Trust
0.391% due 05/25/2037		2,960	2,361

SLM Student Loan Trust
0.288% due 10/25/2016		899	899
2.910% due 12/16/2019		1,900	1,902

Structured Asset Securities Corp.
0.311% due 10/25/2036		358	356
0.551% due 01/25/2033		55	51

Total Asset-Backed Securities (Cost $52,476)			50,511

SOVEREIGN ISSUES 2.9%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	3,012

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	258	153
10.000% due 01/01/2017		5,200	2,872

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government International Bond
2.000% due 12/01/2014	CAD	33,900	$33,856
2.500% due 09/01/2013		18,300	18,702
3.000% due 12/01/2015		2,400	2,479
4.500% due 06/01/2015		4,900	5,383

Canada Housing Trust No. 1
2.750% due 12/15/2015		10,800	10,897
3.350% due 12/15/2020		5,400	5,367

Export-Import Bank of China
4.875% due 07/21/2015		$900	969

Export-Import Bank of Korea
4.000% due 01/29/2021		5,500	5,159
4.125% due 09/09/2015		12,000	12,221
5.125% due 06/29/2020		3,600	3,721
5.875% due 01/14/2015		29,900	32,438
8.125% due 01/21/2014		5,000	5,727

Korea Development Bank
8.000% due 01/23/2014		3,000	3,427

Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,298

Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,122

Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	32,320
6.050% due 01/11/2040		$4,200	4,315

Panama Government International Bond
7.250% due 03/15/2015		1,600	1,856

Province of Ontario Canada
1.875% due 09/15/2015		2,500	2,436
4.200% due 03/08/2018	CAD	1,100	1,164
4.200% due 06/02/2020		8,700	9,027
4.300% due 03/08/2017		3,600	3,855
4.400% due 06/02/2019		8,000	8,488
4.600% due 06/02/2039		3,900	4,080
4.700% due 06/02/2037		6,300	6,654
5.500% due 06/02/2018		2,300	2,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Quebec Canada
4.500% due 12/01/2016	$300	$325
4.500% due 12/01/2020	300	317

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012	5,000	5,014

South Africa Government International Bond
5.875% due 05/30/2022	500	544

Total Sovereign Issues (Cost $226,451)		233,818

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

CONSUMER DISCRETIONARY 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032	316,000	2,575

Total Convertible Preferred Securities (Cost $987)		2,575

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Citigroup, Inc.
6.150% due 03/06/2032	203,996	2,662

DG Funding Trust
0.681% due 03/06/2032	1,239	9,459

Total Preferred Securities (Cost $15,934)		12,121

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 26.5%

CERTIFICATES OF DEPOSIT 1.0%

Bank of Nova Scotia
0.589% due 10/18/2012	$24,400	24,435

Itau Unibanco S.A.
1.300% due 03/14/2011	17,800	17,839

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.450% due 06/13/2011	$17,700	$17,792
1.700% due 09/12/2011	17,800	17,945

		78,011

CORPORATE BONDS & NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	10,200	9,942

REPURCHASE AGREEMENTS 0.5%

Barclays Capital, Inc.
0.250% due 01/03/2011	40,000	40,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $41,067. Repurchase proceeds are $40,000.)

U.S. TREASURY BILLS 0.6%
0.175% due 01/06/2011 - 06/23/2011 (b)(e)(f)	44,000	43,973

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 24.3%
	196,464,244	1,967,786

Total Short-Term Instruments (Cost $2,139,356)		2,139,712

Total Investments 122.4% (Cost $9,776,654)		$9,897,981

Written Options (j) (0.4%) (Premiums $23,283)		(34,595)

Other Assets and Liabilities (Net) (22.0%)		(1,777,031)

Net Assets 100.0%		$8,086,355

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $17,251 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $29,572 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $126,586 at a weighted average interest rate of 0.047%. On December 31, 2010, securities valued at $24,826 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $21,556 and cash of $1 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	1,429	$(142)
90-Day Eurodollar December Futures	Long	12/2012	1,045	(1,754)
90-Day Eurodollar June Futures	Long	06/2011	3,117	1,105
90-Day Eurodollar June Futures	Long	06/2012	1,844	(1,310)
90-Day Eurodollar June Futures	Long	06/2013	92	(159)
90-Day Eurodollar March Futures	Long	03/2011	5,980	1,373
90-Day Eurodollar March Futures	Long	03/2012	2,197	(777)
90-Day Eurodollar March Futures	Long	03/2013	717	(1,342)
90-Day Eurodollar September Futures	Long	09/2011	1,210	452
90-Day Eurodollar September Futures	Long	09/2012	1,737	(2,710)
90-Day Eurodollar September Futures	Long	09/2013	345	(778)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	6,747	3,783
U.S. Treasury 5-Year Note March Futures	Long	03/2011	504	(808)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	126	(51)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	126	$(108)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	126	(80)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	125	(137)

				$(3,443)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.143%	$	5,300	$(29)	$(94)	$65
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.780%		3,900	7	0	7
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	1.143%		2,600	(14)	(46)	32
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	1.143%		2,600	(14)	(47)	33
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%		1,000	(1)	(14)	13
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%		2,300	(6)	(20)	14
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.061%		700	(1)	(6)	5
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%		1,000	(3)	(16)	13
Brazil Government International Bond	CSFB	1.000%	06/20/2015	1.033%		8,200	(8)	(209)	201
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.061%		5,500	(13)	(69)	56
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%		6,600	(6)	(70)	64
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%		900	(1)	(12)	11
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%		3,300	(8)	(33)	25
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%		10,900	(12)	(120)	108
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		3,300	(8)	(34)	26
Brazil Government International Bond	MSC	1.000%	06/20/2015	1.033%		1,500	(1)	(14)	13
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%		700	(2)	(7)	5
China Government International Bond	CSFB	1.000%	03/20/2015	0.578%		5,000	89	24	65
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%		1,000	1	(6)	7
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%		500	0	(3)	3
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%		1,100	2	(6)	8
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%		2,500	4	(14)	18
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	1.937%		500	57	(11)	68
France Government Bond	BCLY	0.250%	03/20/2016	1.087%		2,200	(90)	(82)	(8)
France Government Bond	CITI	0.250%	03/20/2015	0.968%		2,000	(58)	(32)	(26)
France Government Bond	GSC	0.250%	03/20/2015	0.968%		2,200	(64)	(38)	(26)
France Government Bond	GSC	0.250%	12/20/2015	1.062%		1,000	(38)	(20)	(18)
France Government Bond	RBS	0.250%	03/20/2015	0.968%		1,900	(55)	(32)	(23)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		2,100	(80)	(42)	(38)
France Government Bond	UBS	0.250%	09/20/2015	1.034%		5,000	(175)	(132)	(43)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.520%		2,000	69	106	(37)
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.520%		2,000	47	(97)	144
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.111%		5,000	437	0	437
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%		1,600	12	0	12
General Electric Capital Corp.	DUB	5.000%	09/20/2011	0.520%		2,800	97	152	(55)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.079%		11,100	1,206	0	1,206
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.520%		10,000	232	(500)	732
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.520%		1,000	4	(15)	19
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.219%		1,100	(10)	(26)	16
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%		1,200	18	17	1
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%		100	2	1	1
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		5,700	86	139	(53)
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%		2,400	41	28	13
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.817%		1,700	3	(3)	6
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%		7,500	(181)	(492)	311
MetLife, Inc.	BOA	1.000%	12/20/2015	1.605%		18,100	(499)	(865)	366
MetLife, Inc.	CITI	1.000%	06/20/2011	0.548%		2,000	6	(30)	36
MetLife, Inc.	CITI	1.000%	12/20/2015	1.605%		6,900	(191)	(251)	60
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.017%		5,500	(2)	(124)	122
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.080%		400	(2)	(6)	4
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.017%		3,600	(1)	(83)	82
Mexico Government International Bond	CITI	1.000%	09/20/2015	1.080%		1,200	(4)	(18)	14
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.133%		1,200	(9)	0	(9)
Mexico Government International Bond	RBS	1.000%	09/20/2015	1.080%		5,400	(18)	(63)	45
Mexico Government International Bond	UBS	1.000%	09/20/2015	1.080%		600	(2)	(9)	7
Panama Government International Bond	JPM	0.730%	01/20/2012	0.533%		1,000	5	0	5
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.398%		9,000	(164)	(263)	99
SLM Corp.	BCLY	5.000%	12/20/2013	2.118%		1,700	143	(230)	373
SLM Corp.	CITI	5.000%	12/20/2013	2.118%		2,700	227	(385)	612
U.S. Treasury Notes	UBS	0.250%	09/20/2015	0.384%	EUR	26,600	(213)	(398)	185
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.616%	$	600	9	4	5
United Kingdom Gilt	CSFB	1.000%	03/20/2015	0.637%		9,700	148	23	125
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%		2,800	43	20	23

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%	$	2,100	$30	$49	$(19)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%		600	9	4	5
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%		10,700	163	47	116
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%		900	14	7	7
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%		31,100	540	120	420
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.391%		4,500	15	30	(15)
Wells Fargo & Co.	DUB	1.520%	03/20/2013	0.588%		2,700	57	0	57

							$1,840	$(4,316)	$6,156

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$309	$259	$50
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		66,000	8,471	8,422	49
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015		1,000	129	137	(8)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		19,100	2,484	2,313	171
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		400	51	50	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		29,200	3,748	3,487	261
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	385	345	40
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		11,000	1,412	1,288	124
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		18,500	2,561	2,416	145
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		7,200	996	977	19
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		23,100	3,196	3,118	78
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015		10,800	1,494	1,436	58
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		12,700	1,758	1,578	180
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		4,700	650	619	31
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		1,000	139	132	7
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		4,900	678	637	41
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		1,900	262	263	(1)
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012		14,155	61	0	61
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		4,815	21	0	21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		3,659	18	0	18
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		28,200	885	528	357
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		29,100	913	(202)	1,115
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		26,300	825	(392)	1,217
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		1,700	54	(8)	62
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		44,800	1,406	360	1,046
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		89,950	2,823	2,120	703
CDX.HY-15 5-Year Index	RBS	5.000%	12/20/2015		6,700	210	(46)	256
CDX.HY-15 5-Year Index	UBS	5.000%	12/20/2015		900	28	(9)	37
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012		20,100	398	0	398
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,600	91	0	91
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012		9,100	152	0	152
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012		35,590	476	0	476
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		23,341	287	0	287
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		1,832	20	0	20
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		4,051	46	0	46
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	42	0	42
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013		5,691	43	0	43
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		15,300	112	8	104
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		165,600	1,217	(149)	1,366
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		35,300	260	(85)	345
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		50,300	370	(143)	513
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015		27,800	205	(52)	257
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		47,800	351	89	262
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		11,200	83	17	66
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015		22,800	168	126	42

						$40,288	$29,639	$10,649

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notiona[l] Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	23,400	$(241)	$(422)	$181
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		2,100	4	0	4
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		1,300	3	0	3
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		3,200	7	0	7
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		3,100	17	5	12
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		20,700	113	20	93
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		16,200	84	27	57
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		35,200	183	51	132
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		8,600	80	39	41
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		20,700	166	88	78
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		16,300	48	0	48
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		12,300	40	0	40
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		44,000	148	(20)	168
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		1,900	16	9	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	407	0	407
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		5,700	36	11	25
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	696	(160)	856
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	655	(12)	667
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	71	8	63
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	243	17	226
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		18,300	70	1	69
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		12,900	36	(9)	45
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		75,300	325	19	306
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		81,200	351	47	304
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		79,800	292	124	168
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		32,100	118	0	118
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		19,300	87	(28)	115
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		6,100	1	7	(6)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		6,800	2	7	(5)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		11,600	61	18	43
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		7,700	18	22	(4)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		5,600	38	14	24
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		60,500	489	192	297
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		87,500	718	(53)	771
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		36,100	358	169	189
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		31,700	239	69	170
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		35,400	312	123	189
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		52,900	600	80	520
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		29,500	13	(1)	14
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		6,500	30	29	1
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		6,100	42	0	42
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		13,000	110	(3)	113
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		6,200	59	17	42
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		75,100	1,022	155	867
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		39,600	556	59	497
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		32,800	514	228	286
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		37,800	467	0	467
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	88,800	(304)	21	(325)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC	$	53,000	(494)	3	(497)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		11,900	(91)	(51)	(40)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	50,300	670	0	670
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	86,000	283	38	245

							$9,768	$958	$8,810

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	12	$5	$0
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,598	685	912
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	12	6	45
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,598	995	674

				$1,691	$1,631

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	103,300	$212	$500
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		118,600	677	1,413
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		134,400	507	1,018
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		81,000	682	1,099
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,700	66	131
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		76,500	454	1,038
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		40,100	248	544
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		354,000	2,787	4,802
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,800	472	666
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		93,700	1,025	1,181
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		113,500	1,232	1,431
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	133
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		79,300	863	1,000
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		135,300	1,372	1,706
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		37,300	366	562
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		210,500	1,861	2,653
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		61,900	1,530	1,888
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		35,400	69	1
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		35,400	162	832
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		20,600	517	628
Call - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		89,100	185	2
Put - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		89,100	437	2,094
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		11,100	156	165
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		20,600	286	307
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		10,200	139	152
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		10,300	142	154
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		34,000	205	23
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		23,400	331	349

								$17,074	$26,472

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011	$	6,400	$13	$13
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		6,400	22	6
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011	EUR	1,000	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2

							$46	$23

Straddle Options
Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	51,900	$274	$421
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		48,100	244	390
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		158,200	1,758	2,661
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		129,400	1,408	2,172

						$3,684	$5,644

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,700	$116	$134
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	32,900	293	328
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	14,800	191	150
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,900	37	51
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	15,400	151	162

						$788	$825

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	3,141	$1,553,600	EUR	10,300	$15,679
Sales	13,551	6,287,000		11,600	46,547
Closing Buys	(11,623)	(4,185,400)		(19,900)	(33,409)
Expirations	0	(188,100)		0	(1,502)
Exercised	(1,849)	(895,100)		0	(4,032)

Balance at 12/31/2010	3,220	$2,572,000	EUR	2,000	$23,283

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$50,000	$47,297	$47,766
Fannie Mae	6.000%	01/01/2041	42,000	45,533	45,655
Freddie Mac	3.500%	01/01/2041	6,000	5,665	5,720

				$98,495	$99,141

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,100	01/2011	BNP	$65	$0	$65
Buy		19,082	01/2011	CSFB	1,318	0	1,318
Sell		78	01/2011	CSFB	0	(2)	(2)
Buy	BRL	225,295	03/2011	HSBC	1,880	0	1,880
Buy		930	09/2011	BOA	31	0	31
Buy		930	09/2011	MSC	31	0	31
Sell	CAD	6,135	02/2011	BNP	0	(145)	(145)
Buy		5,522	02/2011	BOA	99	0	99
Buy		103,735	02/2011	DUB	1,242	0	1,242
Buy		1,834	02/2011	MSC	36	0	36
Buy		2,234	02/2011	RBC	53	0	53
Buy	CNY	22,116	11/2011	BCLY	15	(4)	11
Buy		30,198	11/2011	CITI	3	0	3
Buy		80,000	11/2011	HSBC	0	(77)	(77)
Buy		41,367	11/2011	JPM	0	(30)	(30)
Buy		15,011	11/2011	RBS	4	0	4
Buy		50,000	02/2012	BCLY	0	(38)	(38)
Sell	EUR	676	01/2011	BCLY	0	(18)	(18)
Sell		3,400	01/2011	BNP	0	(66)	(66)
Sell		3,883	01/2011	BOA	0	(81)	(81)
Buy		73,322	01/2011	CITI	0	(1,223)	(1,223)
Sell		95,344	01/2011	CITI	4,807	(96)	4,711
Sell		8,281	01/2011	CSFB	16	(29)	(13)
Sell		94,003	01/2011	DUB	5,064	0	5,064
Sell		10,456	01/2011	MSC	0	(214)	(214)
Sell		1,939	01/2011	RBC	0	(23)	(23)
Sell		600	01/2011	RBS	0	(4)	(4)
Sell		3,252	01/2011	UBS	0	(59)	(59)
Sell	GBP	3,516	03/2011	BCLY	4	0	4
Sell		3,515	03/2011	DUB	5	0	5
Sell		2,344	03/2011	RBS	12	0	12
Buy	IDR	10,388,090	04/2011	CITI	16	0	16
Buy		8,307,000	04/2011	JPM	17	0	17
Buy		13,695,000	04/2011	MSC	11	0	11
Buy		29,581,635	07/2011	BCLY	36	0	36
Buy		3,402,000	07/2011	BNP	11	0	11
Buy		63,012,100	07/2011	CITI	78	(13)	65
Buy		54,762,000	07/2011	HSBC	121	0	121
Buy		16,527,000	07/2011	JPM	3	0	3
Buy		3,024,000	07/2011	RBS	10	0	10
Buy		32,049,000	10/2011	DUB	0	(3)	(3)
Buy		67,658,000	10/2011	RBS	0	(41)	(41)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		112,000	01/2011	BCLY	0	(40)	(40)
Buy		186,468	01/2011	CITI	66	0	66
Buy		45,680	01/2011	JPM	21	0	21
Sell		161,000	01/2011	JPM	0	(77)	(77)
Buy		91,410	01/2011	MSC	43	0	43

See Accompanying Notes	Annual Report	December 31, 2010	19

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	INR	96,218	01/2011	RBS	$0	$(27)	$(27)
Buy		71,792	03/2011	BCLY	3	0	3
Buy		136,218	03/2011	RBS	29	(2)	27
Buy		112,000	05/2011	BCLY	40	0	40
Buy		83,610	05/2011	BOA	35	0	35
Buy		308,155	05/2011	JPM	106	0	106
Buy	JPY	173,570	01/2011	BCLY	54	0	54
Buy		629,395	01/2011	CITI	167	(2)	165
Buy		1,051,296	01/2011	CSFB	453	0	453
Sell		1,296,825	01/2011	GSC	0	(567)	(567)
Buy		126,720	01/2011	JPM	25	0	25
Buy		305,804	01/2011	MSC	26	0	26
Buy		285,131	01/2011	RBC	110	0	110
Sell		771,920	01/2011	RBC	0	(341)	(341)
Buy		62,803	01/2011	RBS	16	0	16
Sell		1,543,840	01/2011	RBS	0	(649)	(649)
Buy		507,474	01/2011	UBS	114	0	114
Buy	KRW	1,269,510	01/2011	CITI	22	0	22
Buy		4,817,688	01/2011	JPM	59	(2)	57
Sell		27,132,839	01/2011	JPM	0	(487)	(487)
Buy		21,045,641	01/2011	MSC	137	(39)	98
Buy		1,386,400	05/2011	BCLY	0	(12)	(12)
Buy		1,252,130	05/2011	BOA	7	0	7
Buy		9,178,920	05/2011	CITI	8	(55)	(47)
Buy		1,514,822	05/2011	GSC	1	(11)	(10)
Buy		2,074,500	05/2011	HSBC	14	(6)	8
Buy		38,568,249	05/2011	JPM	627	(35)	592
Buy		4,712,946	05/2011	MSC	0	(34)	(34)
Buy		1,859,000	05/2011	RBS	0	0	0
Buy		1,742,250	05/2011	UBS	40	0	40
Buy	MXN	257,946	02/2011	BCLY	1,180	0	1,180
Buy		15,099	02/2011	BOA	18	0	18
Buy		107,393	02/2011	CITI	85	(20)	65
Buy		6,367	02/2011	DUB	14	0	14
Buy		35,209	02/2011	JPM	43	(2)	41
Buy		363,083	02/2011	MSC	410	(14)	396
Buy		21,506	02/2011	UBS	35	0	35
Buy	MYR	11,640	02/2011	BCLY	53	0	53
Buy		4,080	02/2011	CITI	17	0	17
Buy		7,170	02/2011	DUB	32	0	32
Buy		3,410	02/2011	HSBC	14	0	14
Buy		11,097	02/2011	JPM	41	0	41
Buy		3,810	02/2011	RBS	14	0	14
Buy	PHP	94,112	02/2011	CITI	31	0	31
Buy		46,997	02/2011	JPM	14	0	14
Buy		33,984	04/2011	BCLY	0	(17)	(17)
Buy		52,800	04/2011	BOA	17	0	17
Buy		58,572	04/2011	CITI	5	(5)	0
Buy		58,688	04/2011	JPM	8	(5)	3
Buy		440,913	06/2011	BCLY	266	0	266
Buy		12,000	06/2011	BOA	0	(2)	(2)
Buy		217,890	06/2011	CITI	34	(20)	14
Buy		73,114	06/2011	DUB	11	(3)	8
Buy		32,205	06/2011	HSBC	7	0	7
Buy		242,509	06/2011	JPM	92	(4)	88
Buy		27,753	06/2011	RBS	0	(6)	(6)
Buy		284,948	11/2011	CITI	69	(7)	62
Buy		44,050	11/2011	DUB	14	0	14
Buy		57,096	11/2011	GSC	15	0	15
Buy		127,260	11/2011	JPM	37	(6)	31
Buy	SGD	4,862	01/2011	JPM	89	0	89
Sell		4,862	01/2011	RBS	0	(95)	(95)
Buy		642	02/2011	CITI	1	0	1
Buy		4,308	02/2011	HSBC	57	0	57
Buy		2,085	02/2011	MSC	25	0	25
Buy		1,322	03/2011	CITI	30	0	30
Buy		1,285	03/2011	GSC	2	0	2
Buy		7,080	03/2011	HSBC	117	0	117
Buy		2,583	03/2011	JPM	13	0	13
Buy		793	03/2011	MSC	18	0	18
Buy		1,029	06/2011	CITI	2	0	2
Buy		5,954	06/2011	DUB	71	0	71
Buy		7,129	06/2011	GSC	55	0	55
Buy		5,320	06/2011	JPM	45	0	45
Buy		4,862	06/2011	RBS	95	0	95

20	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TRY	6,070	01/2011	BCLY	$16	$(95)	$(79)
Buy		3,653	01/2011	CITI	0	(41)	(41)
Buy		755	01/2011	CSFB	0	(13)	(13)
Buy		11,527	01/2011	HSBC	18	(273)	(255)
Buy		9,564	01/2011	JPM	0	(223)	(223)
Buy		1,241	01/2011	MSC	2	0	2
Buy		1,243	01/2011	UBS	3	0	3
Buy	TWD	18,060	01/2011	DUB	40	0	40
Sell		55,355	01/2011	DUB	0	(56)	(56)
Buy		11,057	01/2011	JPM	30	0	30
Buy		17,020	01/2011	MSC	44	0	44
Buy		9,218	01/2011	UBS	26	0	26
Buy		31,019	04/2011	BOA	67	0	67
Buy		77,055	04/2011	DUB	128	0	128
Buy		31,829	04/2011	JPM	63	0	63
Buy	ZAR	7,284	01/2011	BCLY	102	0	102
Buy		133,132	01/2011	HSBC	1,130	0	1,130
Buy		16,348	01/2011	JPM	173	0	173
Buy		9,058	01/2011	MSC	70	0	70
Buy		9,757	04/2011	JPM	57	0	57
Buy		9,767	04/2011	MSC	59	0	59
Buy		8,362	09/2011	BCLY	125	0	125
Buy		4,559	09/2011	MSC	68	0	68
Buy		3,800	09/2011	UBS	57	0	57

					$22,705	$(5,459)	$17,246

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$25,649	$0	$25,649
Corporate Bonds & Notes
Banking & Finance	0	1,776,766	19,813	1,796,579
Industrials	0	520,485	591	521,076
Utilities	0	151,782	0	151,782
Convertible Bonds & Notes
Industrials	0	38,375	0	38,375
Municipal Bonds & Notes
California	0	106,765	0	106,765
Colorado	0	3,684	0	3,684
Connecticut	0	17,792	0	17,792
Florida	0	4,795	0	4,795
Illinois	0	11,586	0	11,586
Iowa	0	823	0	823
Nebraska	0	6,425	0	6,425
Nevada	0	4,011	0	4,011
New Jersey	0	44,581	0	44,581
New York	0	38,585	0	38,585
Ohio	0	8,865	0	8,865
Texas	0	30,883	0	30,883
U.S. Government Agencies	0	3,468,525	42	3,468,567
U.S. Treasury Obligations	0	674,911	0	674,911
Mortgage-Backed Securities	0	503,510	0	503,510
Asset-Backed Securities	0	23,313	27,198	50,511
Sovereign Issues	0	233,818	0	233,818
Convertible Preferred Securities
Consumer Discretionary	0	2,575	0	2,575
Preferred Securities
Banking & Finance	0	2,662	9,459	12,121

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Short-Term Instruments
Certificates of Deposit	$0	$78,011	$0	$78,011
Corporate Bonds & Notes	0	0	9,942	9,942
Repurchase Agreements	0	40,000	0	40,000
U.S. Treasury Bills	0	43,973	0	43,973
PIMCO Short-Term Floating NAV Portfolio	1,967,786	0	0	1,967,786
	$1,967,786	$7,863,150	$67,045	$9,897,981

Short Sales, at value	$0	$(99,141)	$0	$(99,141)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	17,184	0	17,184
Foreign Exchange Contracts	0	22,705	0	22,705
Interest Rate Contracts	6,713	9,687	0	16,400
	$6,713	$49,576	$0	$56,289

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(403)	0	(403)
Foreign Exchange Contracts	0	(5,459)	0	(5,459)
Interest Rate Contracts	(10,156)	(28,979)	(6,469)	(45,604)
	$(10,156)	$(34,841)	$(6,469)	$(51,466)

Totals	$1,964,343	$7,778,744	$60,576	$9,803,663

See Accompanying Notes	Annual Report	December 31, 2010	21

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$32,925	$16,870	$(34)	$(1)	$0	$3,549	$2,238	$(35,734)	$19,813	$(77)
Industrials	595	0	0	0	0	(4)	0	0	591	(4)
U.S. Government Agencies	46	0	(4)	0	0	0	0	0	42	0
Asset-Backed Securities	0	27,288	0	1	0	(91)	0	0	27,198	(91)
Preferred Securities
Banking & Finance	10,994	0	0	0	0	(1,535)	0	0	9,459	(1,535)
Short-Term Instruments
Corporate Bonds & Notes	0	9,942	0	4	0	(4)	0	0	9,942	(4)

	$44,560	$54,100	$(38)	$4	$0	$1,915	$2,238	$(35,734)	$67,045	$(1,711)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(4,472)	$0	$0	$(1,997)	$0	$0	$(6,469)	$(1,997)

Totals	$44,560	$54,100	$(4,510)	$4	$0	$(82)	$2,238	$(35,734)	$60,576	$(3,708)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$4,273	$0	$0	$0	$0	$4,273
Unrealized appreciation on foreign currency contracts	0	22,705	0	0	0	22,705
Unrealized appreciation on swap agreements	9,687	0	17,184	0	0	26,871

	$13,960	$22,705	$17,184	$0	$0	$53,849

Liabilities:
Written options outstanding	$34,572	$0	$23	$0	$0	$34,595
Unrealized depreciation on foreign currency contracts	0	5,459	0	0	0	5,459
Unrealized depreciation on swap agreements	877	0	379	0	0	1,256

	$35,449	$5,459	$402	$0	$0	$41,310

22	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$155,067	$1,712	$15,841	$0	$0	$172,620
Net realized gain on foreign currency transactions	0	15,729	0	0	0	15,729

	$155,067	$17,441	$15,841	$0	$0	$188,349

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(13,309)	$(4)	$8,697	$0	$0	$(4,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	12,692	0	0	0	12,692

	$(13,309)	$12,688	$8,697	$0	$0	$8,076

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(3,443) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

24	PIMCO Variable Insurance Trust

December 31, 2010

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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December 31, 2010

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to

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December 31, 2010

reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The

Annual Report	December 31, 2010	29

Notes to Financial Statements (Cont.)

Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

30	PIMCO Variable Insurance Trust

December 31, 2010

(d) Portfolio Expenses The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$59,711	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2010	Dividend Income
$1,505,402	$3,760,887	$(3,299,200)	$710	$(13)	$1,967,786	$6,487

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,778,840	$24,648,352	$5,556,315	$3,801,267

Annual Report	December 31, 2010	31

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,789	$100,305	11,866	$128,704
Administrative Class	236,850	2,659,174	227,626	2,454,875
Advisor Class	37,928	428,938	15,039	161,558
Issued as reinvestment of distributions
Institutional Class	1,389	15,471	1,544	16,694
Administrative Class	33,577	374,028	35,313	381,833
Advisor Class	2,227	24,785	1,142	12,380
Cost of shares redeemed
Institutional Class	(8,872)	(98,978)	(6,450)	(68,374)
Administrative Class	(129,418)	(1,456,314)	(141,746)	(1,508,380)
Advisor Class	(8,087)	(91,444)	(4,441)	(47,668)
Net increase resulting from Portfolio share transactions	174,383	$1,955,965	139,893	$1,531,622

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	5	95
Administrative Class	6	59
Advisor Class	6	75

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 162,913	$66,976	$129,500		$(10,936)	$—	$ (21,077)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for difference between book and tax realized and unrealized gain on swap contracts, contingent payment debt instruments, and passive foreign investment companies.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$9,783,287	$204,877		$(90,183)	$114,694

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, contingent payment debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$400,288	$13,999	$—
12/31/2009	$334,885	$99,878	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

34	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
GTD	Guaranteed	NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

Annual Report	December 31, 2010	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.18%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

40	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

42	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA69_123110

Share Class	Institutional

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	35.0%
Corporate Bonds & Notes	25.0%
Short-Term Instruments	21.6%
U.S. Treasury Obligations	6.8%
Mortgage-Backed Securities	5.1%
Other	6.5%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010

	1 Year	5 Years	10 Years	Class Inception (04/10/00)
PIMCO Total Return Portfolio Institutional Class	8.27%	8.01%	7.05%	7.30%
Barclays Capital U.S. Aggregate Index±	6.54%	5.80%	5.84%	6.28%	*

All Portfolio returns are net of fees and expenses

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.59% for Institutional Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,025.68	$1,022.68
Expenses Paid During Period†	$2.55	$2.55

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to U.S. duration (or sensitivity to changes in market interest rates) in the middle of the year, partially implemented via U.S. Treasury futures, added to performance as the ten-year U.S. Treasury yield fell significantly during this period.

»	Interest rate exposure in Europe added to performance as the ten-year Bund yield declined during the reporting period.

»

An overweight to Agency mortgage-backed securities late in the reporting period added to performance as the Barclays Capital U.S. Fixed Rate Mortgage Backed Securities Index outperformed like-duration U.S. Treasuries over this period.

»	A near-index exposure to the investment grade corporate sector, in part through an allocation to credit default swaps on a basket of credit entities, was neutral for performance.

»

A focus on financials, a subsector within the investment grade corporate sector, benefited performance as financials outperformed the overall investment grade corporate bond market during the reporting period.

»	Modest exposure to high-yield bonds added to performance as the Barclays Capital U.S. Corporate High Yield Index outperformed like-duration U.S. Treasuries during the reporting period.

»	Modest exposure to emerging local interest rates in Brazil, implemented via Brazilian zero coupon swaps, added to returns as interest rates fell in this country during the reporting period.

»	Exposure to a variety of currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, added to returns as these currencies appreciated relative to the U.S. dollar.

»	Modest exposure to Build America Bonds detracted from returns as the Barclays Capital Build America Bond Index underperformed the Barclays Capital U.S. Long Credit Index during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Institutional Class
Net asset value beginning of year	$10.82	$10.31	$10.49	$10.12	$10.24
Net investment income (a)	0.25	0.50	0.48	0.50	0.46
Net realized/unrealized gain (loss) on investments	0.64	0.93	0.02	0.37	(0.07)
Total income from investment operations	0.89	1.43	0.50	0.87	0.39
Dividends from net investment income	(0.29)	(0.58)	(0.48)	(0.50)	(0.46)
Distributions from net realized capital gains	(0.34)	(0.34)	(0.20)	0.00	(0.05)
Total distributions	(0.63)	(0.92)	(0.68)	(0.50)	(0.51)
Net asset value end of year	$11.08	$10.82	$10.31	$10.49	$10.12
Total return	8.27%	14.21%	4.95%	8.90%	4.00%
Net assets end of year (000s)	$259,876	$239,670	$156,745	$207,312	$158,748
Ratio of expenses to average net assets	0.50%	0.59%	0.73%	0.68%	0.52%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.24%	4.63%	4.52%	4.93%	4.51%
Portfolio turnover rate	484%*	381%	355%	298%	303%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$7,890,195
Investments in Affiliates, at value	1,967,786
Repurchase agreements, at value	40,000
Cash	17,753
Deposits with counterparty	1
Foreign currency, at value	9,390
Receivable for investments sold	694,015
Receivable for Portfolio shares sold	65,864
Interest and dividends receivable	49,334
Dividends receivable from Affiliates	656
Variation margin receivable	4,273
Swap premiums paid	33,828
Unrealized appreciation on foreign currency contracts	22,705
Unrealized appreciation on swap agreements	26,871
10,822,671

Liabilities:
Payable for reverse repurchase agreements	$24,812
Payable for investments purchased	2,503,061
Payable for investments in Affiliates purchased	656
Payable for Portfolio shares redeemed	8,383
Payable for short sales	99,141
Written options outstanding	34,595
Deposits from counterparty	46,814
Accrued related party fees	4,573
Swap premiums received	7,547
Unrealized depreciation on foreign currency contracts	5,459
Unrealized depreciation on swap agreements	1,256
Other liabilities	19
2,736,316

Net Assets	$8,086,355

Net Assets Consist of:
Paid in capital	$7,758,979
Undistributed net investment income	73,480
Accumulated undistributed net realized gain	104,976
Net unrealized appreciation	148,920
$8,086,355

Net Assets:
Institutional Class	$259,876
Administrative Class	7,260,958
Advisor Class	565,521

Shares Issued and Outstanding:
Institutional Class	23,464
Administrative Class	655,598
Advisor Class	51,062

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.08
Administrative Class	11.08
Advisor Class	11.08

Cost of Investments Owned	$7,768,545
Cost of Investments in Affiliates Owned	$1,968,109
Cost of Repurchase Agreements Owned	$40,000
Cost of Foreign Currency Held	$9,281
Proceeds Received on Short Sales	$98,495
Premiums Received on Written Options	$23,283

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$191,666
Dividends	221
Dividends from Affiliate investments	6,487
Miscellaneous income	4
Total Income	198,378

Expenses:
Investment advisory fees	18,063
Supervisory and administrative fees	18,063
Servicing fees – Administrative Class	9,872
Distribution and/or servicing fees – Advisor Class	914
Trustees' fees	117
Interest expense	142
Miscellaneous expense	14
Total Expenses	47,185

Net Investment Income	151,193

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	117,306
Net realized gain on Affiliate investments	710
Net realized gain on futures contracts, written options and swaps	172,620
Net realized gain on foreign currency transactions	12,359
Net change in unrealized appreciation on investments	71,128
Net change in unrealized (depreciation) on Affiliate investments	(13)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	12,804
Net Gain	382,298

Net Increase in Net Assets Resulting from Operations	$533,491

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$151,193	$223,548
Net realized gain	302,285	219,370
Net realized gain on Affiliate investments	710	48
Net change in unrealized appreciation	79,316	182,696
Net change in unrealized (depreciation) on Affiliate investments	(13)	(309)
Net increase resulting from operations	533,491	625,353

Distributions to Shareholders:
From net investment income
Institutional Class	(6,743)	(9,639)
Administrative Class	(159,949)	(240,232)
Advisor Class	(8,593)	(6,626)
From net realized capital gains
Institutional Class	(8,728)	(7,057)
Administrative Class	(214,082)	(165,455)
Advisor Class	(16,192)	(5,754)

Total Distributions	(414,287)	(434,763)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,955,965	1,531,622

Total Increase in Net Assets	2,075,169	1,722,212

Net Assets:
Beginning of year	6,011,186	4,288,974
End of year*	$8,086,355	$6,011,186

*Including undistributed net investment income of:	$73,480	$43,003

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

American General Finance Corp.
7.250% due 04/21/2015		$6,900	$7,006

Ford Motor Co.
3.040% due 12/15/2013		4,000	3,989

Petroleum Export Ltd.
3.319% due 12/07/2012		11,700	11,666

Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		3,858	2,988

Total Bank Loan Obligations (Cost $26,106)			25,649

CORPORATE BONDS & NOTES 30.5%

BANKING & FINANCE 22.2%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	6,319

Ally Financial, Inc.
5.375% due 06/06/2011		31,100	31,450
6.000% due 12/15/2011		2,200	2,253
6.000% due 05/23/2012		4,500	4,658
6.250% due 12/01/2017		12,200	12,215
6.625% due 05/15/2012		8,100	8,444
6.875% due 09/15/2011		6,177	6,346
6.875% due 08/28/2012		6,700	7,029
7.000% due 02/01/2012		2,500	2,612
7.500% due 09/15/2020		900	948
8.300% due 02/12/2015		11,100	12,238

American Express Bank FSB
0.412% due 06/12/2012		500	498
6.000% due 09/13/2017		3,900	4,352

American Express Centurion Bank
5.550% due 10/17/2012		9,840	10,530
6.000% due 09/13/2017		3,900	4,352

American Express Co.
7.000% due 03/19/2018		200	233

American Express Credit Corp.
5.875% due 05/02/2013		700	762

American General Finance Corp.
0.552% due 12/15/2011		8,700	8,149
3.250% due 01/16/2013	EUR	2,000	2,340
4.125% due 11/29/2013		10,000	11,239

American General Institutional Capital A
7.570% due 12/01/2045		$10,000	10,075

American International Group, Inc.
0.399% due 10/18/2011		100	99
4.900% due 06/02/2014	CAD	6,000	5,961
4.950% due 03/20/2012		$1,800	1,861
5.050% due 10/01/2015		12,500	12,886
5.450% due 05/18/2017		1,100	1,117
5.600% due 10/18/2016		6,100	6,315
5.850% due 01/16/2018		31,900	32,988
6.250% due 03/15/2087		2,100	1,868
6.400% due 12/15/2020		3,400	3,574
8.000% due 05/22/2068	EUR	12,900	16,721
8.175% due 05/15/2068		$3,000	3,217
8.250% due 08/15/2018		12,600	14,558

ANZ National International Ltd.
6.200% due 07/19/2013		7,400	8,152

Banco Santander Brasil S.A.
4.500% due 04/06/2015		13,100	13,428

Banco Santander Chile
1.539% due 04/20/2012		11,600	11,600

Bank of America Corp.
0.616% due 08/15/2016		2,800	2,462
6.000% due 09/01/2017		7,000	7,346
6.500% due 08/01/2016		32,700	35,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America N.A.
6.000% due 10/15/2036		$2,100	$1,988

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,198

Bank of Montreal
2.850% due 06/09/2015		4,700	4,779

Bank of Nova Scotia
1.650% due 10/29/2015		5,200	4,976

Barclays Bank PLC
5.450% due 09/12/2012		40,000	42,884
6.050% due 12/04/2017		16,800	17,258
10.179% due 06/12/2021		2,080	2,595

Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	31,851

BNP Paribas
5.186% due 06/29/2049		15,600	14,313

BPCE S.A.
2.375% due 10/04/2013		2,100	2,095

BRFkredit A/S
0.539% due 04/15/2013		21,800	21,810

C10 Capital SPV Ltd.
6.722% due 12/29/2049		4,300	3,043

Caelus Re Ltd.
6.544% due 06/07/2011		2,700	2,714

CIT Group, Inc.
7.000% due 05/01/2013		3,700	3,783
7.000% due 05/01/2014		5,600	5,670

Citibank N.A.
1.750% due 12/28/2012		2,000	2,041

Citigroup Capital XXI
8.300% due 12/21/2077		19,500	20,378

Citigroup Funding, Inc.
1.875% due 10/22/2012		3,000	3,061

Citigroup, Inc.
0.427% due 03/16/2012		5,500	5,464
0.572% due 06/09/2016		13,100	11,705
2.286% due 08/13/2013		5,900	6,004
5.300% due 10/17/2012		2,200	2,331
5.500% due 08/27/2012		5,500	5,833
5.500% due 04/11/2013		40,900	43,575
5.625% due 08/27/2012		4,400	4,619
5.850% due 07/02/2013		1,400	1,512
6.000% due 02/21/2012		3,789	3,976
6.125% due 05/15/2018		3,000	3,291
6.125% due 08/25/2036		15,000	14,418
8.500% due 05/22/2019		2,100	2,611

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		975	1,264

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	938
5.800% due 06/07/2012		$10,300	10,840

DBS Bank Ltd.
0.504% due 05/16/2017		1,000	980

Deutsche Bank AG
6.000% due 09/01/2017		24,600	27,596

Dexia Credit Local S.A.
0.703% due 03/05/2013		48,000	47,871
0.768% due 04/29/2014		21,700	21,636
0.953% due 09/23/2011		15,200	15,243

FCE Bank PLC
7.125% due 01/16/2012	EUR	5,100	7,020
7.125% due 01/15/2013		700	980

FIH Erhvervsbank A/S
0.672% due 06/13/2013		$76,000	75,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		$21,285	$21,499
5.552% due 06/15/2011		1,100	1,118
7.000% due 10/01/2013		500	536
7.250% due 10/25/2011		200	207
7.375% due 02/01/2011		10,900	10,933
7.500% due 08/01/2012		17,800	18,932
7.800% due 06/01/2012		12,200	12,975
8.000% due 12/15/2016		500	559

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	10,795

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$700	838
10.500% due 03/25/2014		1,000	1,197

General Electric Capital Corp.
2.625% due 12/28/2012		2,600	2,698
5.500% due 09/15/2067	EUR	24,100	28,018
5.875% due 01/14/2038		$8,100	8,437
6.375% due 11/15/2067		14,800	14,708

Goldman Sachs Group, Inc.
5.950% due 01/18/2018		17,300	18,796
6.250% due 09/01/2017		14,900	16,466
6.750% due 10/01/2037		3,300	3,384

GSPA Monetization Trust
6.422% due 10/09/2029		16,669	16,603

Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		3,200	3,424

HSBC Finance Corp.
6.676% due 01/15/2021		22,500	22,773

HSBC Holdings PLC
6.500% due 05/02/2036		6,400	6,703
6.500% due 09/15/2037		2,900	3,047

ING Bank NV
1.103% due 03/30/2012		57,400	57,223
2.000% due 10/18/2013		2,700	2,670
2.650% due 01/14/2013		1,300	1,308

International Lease Finance Corp.
0.633% due 07/01/2011		1,200	1,181
1.425% due 08/15/2011	EUR	25,000	32,885
4.750% due 01/13/2012		$1,900	1,921
5.000% due 09/15/2012		2,600	2,629
5.250% due 01/10/2013		2,680	2,693
5.400% due 02/15/2012		16,152	16,394
5.750% due 06/15/2011		3,400	3,434
5.875% due 05/01/2013		1,000	1,016
6.375% due 03/25/2013		2,580	2,657
6.750% due 09/01/2016		4,500	4,826

IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	4,623

JPMorgan Chase & Co.
1.264% due 09/26/2013	EUR	900	1,176
6.000% due 01/15/2018		$3,900	4,362

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	12,211

JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,211

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,400	2,398

KeyBank N.A.
1.166% due 11/21/2011	EUR	400	526

LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	100	135
7.869% due 08/25/2020		200	274
7.875% due 11/01/2020		$4,800	4,392
8.500% due 12/29/2049		1,100	973

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		4,800	1,122
5.125% due 06/27/2014 (a)	EUR	950	305

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.316% due 04/05/2011 (a)	EUR	10	$3
5.625% due 01/24/2013 (a)		$3,800	950
6.875% due 05/02/2018 (a)		3,200	808

Lloyds TSB Bank PLC
5.800% due 01/13/2020		21,500	21,265
12.000% due 12/29/2049		32,700	35,734

Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	24,126

Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		10,000	10,736
6.875% due 04/25/2018		17,800	19,508

MetLife, Inc.
6.400% due 12/15/2066		1,700	1,607

Metropolitan Life Global Funding I
0.689% due 07/13/2011		34,700	34,745
5.125% due 11/09/2011		8,200	8,495

Morgan Stanley
2.786% due 05/14/2013		8,200	8,503
5.950% due 12/28/2017		10,600	11,231
7.300% due 05/13/2019		1,200	1,353

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	700	1,021

Mystic Re Ltd.
10.294% due 06/07/2011		$2,200	2,238

National Australia Bank Ltd.
5.350% due 06/12/2013		6,100	6,611

Nationwide Building Society
6.250% due 02/25/2020		9,300	9,708

Nomura Europe Finance NV
0.441% due 07/05/2011		19,500	19,374

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		15,700	16,407

Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,316

Petroleum Export Ltd.
5.265% due 06/15/2011		174	173

Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,630

Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	5,794

Resona Bank Ltd.
5.850% due 09/29/2049		1,200	1,200

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		22,900	23,033
2.625% due 05/11/2012		2,300	2,355
3.000% due 12/09/2011		57,800	59,017
3.950% due 09/21/2015		3,200	3,149
6.990% due 10/29/2049		12,000	9,300
7.648% due 08/29/2049		1,500	1,262

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		42,900	42,417

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		2,400	2,407
5.499% due 07/07/2015		13,100	13,444

SLM Corp.
0.518% due 10/25/2011		200	197
0.588% due 01/27/2014		1,650	1,487
1.300% due 11/15/2011	EUR	1,000	1,289
1.356% due 06/17/2013		200	240
3.125% due 09/17/2012		5,200	6,782
4.875% due 12/17/2012	GBP	2,800	4,284
5.000% due 04/15/2015		$5,000	4,821
5.125% due 08/27/2012		5,780	5,902
8.000% due 03/25/2020		3,600	3,656
8.450% due 06/15/2018		10,600	11,032

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Bank of India
4.500% due 07/27/2015		$6,000	$6,140

State Street Capital Trust III
8.250% due 01/29/2049		6,800	6,913

State Street Capital Trust IV
1.302% due 06/01/2077		1,000	755

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		8,900	8,763

Stone Street Trust
5.902% due 12/15/2015		9,500	9,860

Sydney Airport Finance Co. Pty Ltd.
5.125% due 02/22/2021		1,100	1,062

Temasek Financial I Ltd.
4.300% due 10/25/2019		4,600	4,704

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,200	1,260
6.625% due 03/20/2017		1,000	1,065
7.875% due 03/13/2018		2,700	3,075

UBS AG
1.384% due 02/23/2012		10,400	10,491
5.750% due 04/25/2018		4,600	5,007
5.875% due 12/20/2017		4,700	5,177

UFJ Finance Aruba AEC
6.750% due 07/15/2013		300	335

Union Planters Corp.
7.750% due 03/01/2011		5,400	5,451

USB Capital IX
6.189% due 10/29/2049		900	702

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		2,600	2,607

Wachovia Corp.
0.419% due 10/15/2011		8,100	8,108
0.422% due 03/15/2011		5,900	5,901
1.200% due 02/13/2014	EUR	5,200	6,698
5.500% due 05/01/2013		$8,300	9,037
5.750% due 02/01/2018		16,900	18,792

Wells Fargo & Co.
1.145% due 08/01/2011	EUR	400	531

Westpac Banking Corp.
0.769% due 07/16/2014		$3,000	3,017
3.585% due 08/14/2014		4,900	5,227

ZFS Finance USA Trust IV
5.875% due 05/09/2062		1,285	1,259

			1,796,579

INDUSTRIALS 6.4%

Altria Group, Inc.
4.125% due 09/11/2015		6,400	6,699
7.750% due 02/06/2014		8,680	9,986

Amgen, Inc.
6.150% due 06/01/2018		1,200	1,402

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015		21,500	22,665
5.375% due 01/15/2020		21,500	23,339

AstraZeneca PLC
5.900% due 09/15/2017		2,500	2,899
6.450% due 09/15/2037		2,400	2,859

Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		16,300	16,152

Codelco, Inc.
6.150% due 10/24/2036		700	769

Comcast Corp.
5.875% due 02/15/2018		1,700	1,890
6.450% due 03/15/2037		1,700	1,822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSC Holdings LLC
7.625% due 04/01/2011		$7,000	$7,105

CSN Resources S.A.
6.500% due 07/21/2020		16,900	17,914

Dell, Inc.
5.650% due 04/15/2018		11,200	12,284

Dolphin Energy Ltd.
5.888% due 06/15/2019		2,769	2,968

Dow Chemical Co.
4.850% due 08/15/2012		12,100	12,761
6.000% due 10/01/2012		5,090	5,486

Ecopetrol S.A.
7.625% due 07/23/2019		4,600	5,336

El Paso Corp.
7.800% due 08/01/2031		900	900
7.875% due 06/15/2012		3,900	4,128
9.625% due 05/15/2012		800	857

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		1,500	1,704

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		1,900	1,957
6.212% due 11/22/2016		1,200	1,278
7.343% due 04/11/2013		1,700	1,853
8.146% due 04/11/2018		6,700	7,789

Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		812	866

General Mills, Inc.
6.470% due 10/15/2022		61,750	64,833

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,900	2,100

Gerdau Trade, Inc.
5.750% due 01/30/2021		5,100	5,138

HCA, Inc.
7.875% due 02/15/2020		10,600	11,395

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,600	3,778

International Business Machines Corp.
5.700% due 09/14/2017		2,400	2,759

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		24,000	26,470

Kraft Foods, Inc.
2.625% due 05/08/2013		4,000	4,116

Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,953
6.625% due 08/05/2020		5,000	5,250
6.750% due 01/29/2020		7,100	7,877

Oracle Corp.
4.950% due 04/15/2013		13,100	14,279
5.750% due 04/15/2018		12,900	14,779

Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,395

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	262
7.500% due 12/18/2013	GBP	200	345

Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	45,469

Petroleos Mexicanos
5.500% due 01/21/2021		17,200	17,501

PPG Industries, Inc.
1.900% due 01/15/2016		8,700	8,269

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		10,155	9,708

Reynolds American, Inc.
7.250% due 06/01/2012		5,000	5,349

Roche Holdings, Inc.
7.000% due 03/01/2039		11,800	14,931

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rohm and Haas Co.
6.000% due 09/15/2017	$3,700	$4,055

Total Capital S.A.
4.450% due 06/24/2020	2,600	2,700

UAL Pass-Through Trust Series
8.030% due 01/01/2013 (a)	465	591

Union Pacific Corp.
5.700% due 08/15/2018	13,800	15,514

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,539

Vale Overseas Ltd.
4.625% due 09/15/2020	2,000	1,990
5.625% due 09/15/2019	16,600	17,764
6.250% due 01/23/2017	1,300	1,453
6.875% due 11/21/2036	1,300	1,433
6.875% due 11/10/2039	3,100	3,441

Vivendi S.A.
5.750% due 04/04/2013	14,800	15,972

		521,076

UTILITIES 1.9%

AT&T, Inc.
4.950% due 01/15/2013	5,200	5,576
5.500% due 02/01/2018	5,200	5,785
6.300% due 01/15/2038	3,600	3,810

Carolina Power & Light Co.
6.500% due 07/15/2012	2,325	2,517

Cleco Power LLC
6.000% due 12/01/2040	19,500	19,111

Entergy Corp.
3.625% due 09/15/2015	12,200	12,080

Korea Electric Power Corp.
5.125% due 04/23/2034	90	94

Majapahit Holding BV
7.250% due 06/28/2017	1,700	1,938
7.750% due 10/17/2016	3,405	3,954
7.750% due 01/20/2020	3,100	3,588
8.000% due 08/07/2019	5,100	5,986

NGPL PipeCo LLC
6.514% due 12/15/2012	5,800	6,263

NRG Energy, Inc.
8.250% due 09/01/2020	8,400	8,652

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	12,995

Qtel International Finance Ltd.
3.375% due 10/14/2016	8,300	7,927
4.750% due 02/16/2021	700	671

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	659

Qwest Corp.
3.552% due 06/15/2013	10,841	11,383
8.875% due 03/15/2012	24,700	26,769

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,694
6.750% due 09/30/2019	2,000	2,317

Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,632

Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,067

Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,314

		151,782

Total Corporate Bonds & Notes (Cost $2,366,404)		2,469,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Chesapeake Energy Corp.
2.250% due 12/15/2038	$2,100	$1,646

Transocean, Inc.
1.500% due 12/15/2037	37,100	36,729

Total Convertible Bonds & Notes (Cost $36,092)		38,375

MUNICIPAL BONDS & NOTES 3.5%

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	2,200	2,150

California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	2,700	2,709
7.043% due 04/01/2050	8,600	8,705

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	5,100	5,282
7.550% due 04/01/2039	2,000	2,076

California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	5,800	6,046
7.950% due 03/01/2036	29,300	30,080

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	2,200	2,187

California State Palomar Community College District General Obligation Bonds, Series 2010
7.194% due 08/01/2045	1,300	1,249

California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	400	393
7.021% due 08/01/2040	700	686

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	849

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	8,200	7,807

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	1,200	1,180
7.618% due 08/01/2040	1,800	1,767

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
6.603% due 07/01/2050	2,700	2,785

Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	11,182

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	8,100	8,398

Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	2,000	1,869

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	3,969

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,049
5.125% due 06/01/2046	655	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Regents Medical Center Revenue Bonds, Series 2010
6.398% due 05/15/2031	$1,200	$1,186
6.548% due 05/15/2048	1,800	1,758

University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	1,000	995

		106,765

COLORADO 0.0%

Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	3,684

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	17,792

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	4,795

ILLINOIS 0.1%

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040	2,400	2,191

Illinois State General Obligation Bonds, Series 2010
6.725% due 04/01/2035	2,400	2,205
6.900% due 03/01/2035	1,000	931

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	6,200	6,259

		11,586

IOWA 0.0%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	895	823

NEBRASKA 0.1%

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	6,500	6,425

NEVADA 0.1%

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	4,100	4,011

NEW JERSEY 0.6%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	15,900	15,936

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	1,729

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	24,500	26,916

		44,581

NEW YORK 0.5%

New York City, New York General Obligation Bonds, Series 2010
6.646% due 12/01/2031	26,300	26,556

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
5.882% due 06/15/2044	$2,100	$2,100
6.282% due 06/15/2042	2,100	2,092

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.210% due 06/15/2031	5,130	5,419

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,418

		38,585

OHIO 0.1%

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	5,800	6,181

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	73
6.500% due 06/01/2047	3,600	2,611

		8,865

TEXAS 0.4%

San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	14,800	14,774

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.253% due 02/15/2031	3,390	3,770

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.200% due 02/01/2027	2,575	2,896
8.284% due 10/01/2031	6,240	6,964

Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	2,500	2,479

		30,883

Total Municipal Bonds & Notes (Cost $268,196)		278,795

U.S. GOVERNMENT AGENCIES 42.9%

Fannie Mae
0.321% due 12/25/2036 - 07/25/2037	5,758	5,683
0.500% due 10/30/2012	12,400	12,350
0.511% due 05/25/2037	2,058	2,060
0.571% due 04/25/2037	5,418	5,432
0.611% due 03/25/2044	3,097	3,005
0.625% due 09/24/2012	75,900	76,011
0.671% due 09/25/2035	2,815	2,815
0.711% due 09/25/2035	10,628	10,636
0.750% due 12/18/2013	12,500	12,369
0.850% due 08/17/2012	13,000	13,007
0.961% due 10/25/2037	2,782	2,807
1.000% due 09/23/2013	4,800	4,796
1.125% due 09/30/2013	44,500	44,626
1.161% due 07/25/2039	3,154	3,207
1.250% due 06/22/2012 - 08/20/2013	56,400	57,010
1.530% due 06/01/2043 - 07/01/2044	3,259	3,263
1.625% due 10/26/2015	36,400	35,519
1.730% due 09/01/2040	18	18
1.750% due 02/22/2013 - 05/07/2013	9,400	9,606
1.922% due 04/01/2035	1,899	1,960
1.927% due 04/01/2035	2,558	2,641
2.486% due 09/01/2039	30	32
2.490% due 01/01/2025	15	16
2.500% due 05/15/2014	1,000	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.546% due 11/01/2025	$1	$1
2.602% due 08/01/2035	2,074	2,150
2.631% due 05/25/2035	548	565
2.750% due 02/05/2014 - 03/13/2014	1,200	1,255
2.875% due 12/11/2013	200	210
3.000% due 09/16/2014	1,300	1,370
3.500% due 01/01/2041	50,000	47,816
4.000% due 04/01/2023 - 02/01/2041	453,054	450,203
4.080% due 10/01/2032	909	932
4.125% due 04/15/2014	26,800	29,251
4.198% due 11/01/2035	171	176
4.375% due 03/15/2013 - 10/15/2015	8,000	8,675
4.500% due 04/01/2024 - 02/01/2041	1,148,730	1,179,621
4.617% due 12/01/2036	1,458	1,523
4.625% due 10/15/2013	15,100	16,585
4.829% due 09/01/2034	1,271	1,338
4.875% due 12/15/2016	800	898
5.000% due 03/15/2016 - 01/01/2041	290,894	307,190
5.012% due 09/01/2035	994	1,056
5.185% due 08/01/2035	1,184	1,262
5.375% due 06/12/2017	4,900	5,650
5.500% due 09/01/2017 - 01/01/2041	314,436	337,073
6.000% due 09/01/2016 - 01/01/2039	346,658	377,845
6.000% due 12/01/2036 (h)	14,665	15,988
6.500% due 06/01/2029 - 10/01/2039	26,188	29,143
7.000% due 04/25/2023 - 06/01/2032	1,630	1,908

Federal Home Loan Bank
0.875% due 12/27/2013	400	397

Federal Housing Administration
7.430% due 01/25/2023	42	42

Freddie Mac
0.410% due 07/15/2019	4,289	4,284
0.515% due 11/26/2012	4,700	4,687
0.560% due 05/15/2036	3,400	3,403
0.710% due 11/15/2030	17	17
0.760% due 09/15/2030	16	16
0.980% due 05/15/2037	1,088	1,099
1.542% due 02/25/2045	454	448
1.750% due 06/15/2012 - 09/10/2015	66,500	67,375
2.500% due 01/07/2014	1,000	1,041
2.661% due 01/01/2028	1	1
2.780% due 07/01/2027	1	1
2.813% due 07/01/2030	1	1
3.000% due 07/28/2014	400	421
3.500% due 01/01/2041	6,000	5,726
4.125% due 09/27/2013	300	325
4.375% due 07/17/2015	16,000	17,667
4.500% due 01/15/2013 - 01/01/2041	116,540	121,824
4.875% due 11/15/2013	800	887
5.000% due 02/16/2017 - 04/18/2017	6,900	7,784
5.250% due 04/18/2016	2,400	2,749
5.500% due 07/18/2016 - 10/01/2038	28,259	30,605
6.000% due 07/01/2016 - 07/01/2038	44,723	48,625
6.500% due 03/01/2013 - 10/01/2037	379	415
7.000% due 06/15/2023	955	1,075
7.500% due 07/15/2030 - 03/01/2032	171	196
8.500% due 08/01/2024	9	11

Ginnie Mae
0.761% due 09/20/2030	13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.861% due 02/16/2030		$146	$147
2.625% due 07/20/2030		6	6
2.750% due 02/20/2032		308	317
3.125% due 10/20/2029 - 11/20/2029		138	142
3.375% due 04/20/2026 - 05/20/2030		63	65
5.500% due 04/15/2033 - 09/15/2033		281	306
6.000% due 05/15/2037 - 01/01/2041		13,830	15,211
6.500% due 03/15/2031 - 04/15/2032		112	127

Small Business Administration
5.130% due 09/01/2023		49	53
6.030% due 02/10/2012		900	938
6.290% due 01/01/2021		103	112
6.344% due 08/01/2011		44	45
7.500% due 04/01/2017		338	372

Total U.S. Government Agencies (Cost $3,459,709)			3,468,567

U.S. TREASURY OBLIGATIONS 8.4%

Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020		3,510	3,599
1.750% due 01/15/2028		30,589	31,215
2.000% due 01/15/2026		36,695	39,055
2.125% due 02/15/2040		5,970	6,342
2.375% due 01/15/2025		29,124	32,482
2.375% due 01/15/2027		1,952	2,174
2.500% due 01/15/2029 (h)		28,931	32,918
3.625% due 04/15/2028		4,868	6,299
3.875% due 04/15/2029		13,305	17,885

U.S. Treasury Notes
0.500% due 10/15/2013		20,100	19,879
0.500% due 11/15/2013		17,000	16,784
0.750% due 08/15/2013		5,700	5,689
0.750% due 09/15/2013		8,900	8,873
0.750% due 12/15/2013 (g)		26,600	26,415
1.000% due 07/15/2013		3,700	3,719
1.125% due 06/15/2013		8,400	8,470
1.375% due 11/30/2015		22,800	22,161
1.875% due 06/30/2015 (e)(h)		176,700	177,432
2.125% due 11/30/2014		12,800	13,114
2.125% due 05/31/2015 (h)		149,200	151,602
2.500% due 04/30/2015		47,200	48,804

Total U.S. Treasury Obligations (Cost $681,176)			674,911

MORTGAGE-BACKED SECURITIES 6.2%

American Home Mortgage Investment Trust
2.261% due 02/25/2045		1,801	1,616

Arkle Master Issuer PLC
0.374% due 02/17/2052		112,000	110,932

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	4,100	5,474
2.403% due 05/16/2047		11,300	15,049

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049		$11,600	12,119
5.740% due 05/10/2045		6,400	7,015
5.742% due 02/10/2051		3,200	3,414

Banc of America Funding Corp.
2.861% due 05/25/2035		2,832	2,762

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		2,094	1,870

Banc of America Mortgage Securities, Inc.
2.959% due 05/25/2033		3,155	3,085
6.500% due 10/25/2031		390	394
6.500% due 09/25/2033		187	194

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.850% due 04/25/2033	$452	$440
2.926% due 01/25/2034	1,127	1,120
2.960% due 07/25/2034	2,360	1,801
3.102% due 02/25/2033	75	70
3.106% due 11/25/2034	6,568	5,591
3.516% due 11/25/2030	3	3
3.609% due 11/25/2034	1,680	1,655
4.995% due 01/25/2035	1,635	1,534
5.668% due 02/25/2033	78	78

Bear Stearns Alt-A Trust
2.875% due 05/25/2035	4,237	3,324
2.955% due 09/25/2035	2,585	1,981

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	1,028
5.471% due 01/12/2045	2,800	2,993
5.700% due 06/13/2050	9,400	9,811
5.703% due 06/11/2050	8,600	9,145

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	5,220	3,427
5.339% due 12/26/2046	3,027	2,132

Citigroup Mortgage Loan Trust, Inc.
2.680% due 12/25/2035	1,033	994
5.113% due 05/25/2035	4,339	4,132

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	3,114

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	5,118

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	3,960	2,306

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	7,386	6,438
3.017% due 02/20/2036	1,260	1,011
3.121% due 11/25/2034	4,277	3,476
5.750% due 05/25/2033	49	49

Credit Suisse First Boston Mortgage Securities Corp.
4.857% due 06/25/2032	21	19

Credit Suisse Mortgage Capital Certificates
5.659% due 03/15/2039	900	947

Extended Stay America Trust
2.950% due 11/05/2027	26,557	26,149

First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035	132	98

First Horizon Asset Securities, Inc.
2.880% due 10/25/2035	8,473	6,937

First Nationwide Trust
6.750% due 08/21/2031	5	5

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	1,314	1,219
0.341% due 01/25/2047	1,453	1,392

Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	2,664	2,297

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	400	423
5.317% due 06/10/2036	915	988
5.444% due 03/10/2039	4,400	4,642

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	7,049	6,879
5.396% due 08/10/2038	905	973

GSR Mortgage Loan Trust
2.825% due 09/25/2035	12,259	11,759
5.193% due 11/25/2035	4,701	4,590

Harborview Mortgage Loan Trust
0.451% due 01/19/2038	9,701	6,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.481% due 05/19/2035	$899	$591
2.960% due 07/19/2035	3,666	2,931

Indymac ARM Trust
1.959% due 01/25/2032	3	2

JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	12,600	12,007
4.158% due 01/12/2039	6,077	6,198
5.336% due 05/15/2047	6,800	7,068
5.420% due 01/15/2049	20,956	21,829
5.882% due 02/15/2051	2,300	2,439

JPMorgan Mortgage Trust
2.992% due 08/25/2034	20,316	19,043
5.036% due 02/25/2035	2,419	2,428
5.750% due 01/25/2036	2,938	2,664

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	5,500	5,617

Merrill Lynch Floating Trust
0.802% due 07/09/2021	12,197	11,782

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	3,443	2,665

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	112	112

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	651	556
1.254% due 10/25/2035	1,264	1,100
2.340% due 04/25/2035	14,827	13,703

Morgan Stanley Capital I
0.321% due 10/15/2020	1,571	1,511
5.610% due 04/15/2049	13,943	14,293
5.809% due 12/12/2049	600	642
5.879% due 06/11/2049	3,100	3,324

Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	2,200	2,356

Prime Mortgage Trust
0.661% due 02/25/2019	60	58
0.661% due 02/25/2034	481	439

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	356	366

Sovereign Commercial Mortgage Securities Trust
5.811% due 07/22/2030	1,148	1,187

Structured Adjustable Rate Mortgage Loan Trust
5.481% due 07/25/2035	1,034	931

Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035	5,502	5,153
0.921% due 09/19/2032	106	94

Structured Asset Securities Corp.
2.308% due 07/25/2032	9	7
2.679% due 02/25/2032	14	13

SunTrust Adjustable Rate Mortgage Loan Trust
5.834% due 02/25/2037	11,086	8,645

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	2,593	2,559

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	7,912	7,405
0.351% due 09/15/2021	13,716	13,369
5.308% due 11/15/2048	2,000	2,125

WaMu Mortgage Pass-Through Certificates
0.551% due 10/25/2045	965	821
1.528% due 11/25/2042	440	392
1.728% due 08/25/2042	1,142	1,038

Wells Fargo Mortgage-Backed Securities Trust
3.425% due 03/25/2036	4,977	4,426
4.911% due 01/25/2035	4,218	4,257
4.967% due 12/25/2034	2,886	2,834

Total Mortgage-Backed Securities (Cost $503,767)		503,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.6%

ACE Securities Corp.
0.311% due 12/25/2036		$378	$363

Ally Auto Receivables Trust
1.320% due 03/15/2012		2,284	2,287

Amortizing Residential Collateral Trust
0.531% due 06/25/2032		198	172

Asset-Backed Funding Certificates
0.321% due 01/25/2037		259	256

Ballyrock CDO Ltd.
0.814% due 11/20/2015		3,359	3,280

Bear Stearns Asset-Backed Securities Trust
0.341% due 10/25/2036		497	466
0.351% due 06/25/2047		1,182	1,138

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		136	135
0.311% due 05/25/2047		212	211

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		565	498

EMC Mortgage Loan Trust
0.631% due 05/25/2040		395	321

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		689	683

Fremont Home Loan Trust
0.321% due 01/25/2037		578	532

HSBC Home Equity Loan Trust
0.551% due 01/20/2034		5,054	4,616

HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036		208	205

JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047		2,558	2,002

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		156	129

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		25	24

Morgan Stanley ABS Capital I
0.301% due 10/25/2036		77	77

Nelnet Student Loan Trust
0.363% due 12/22/2016		3,024	3,018

Park Place Securities, Inc.
0.573% due 10/25/2034		620	611

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		24,000	23,918

Securitized Asset-Backed Receivables LLC Trust
0.391% due 05/25/2037		2,960	2,361

SLM Student Loan Trust
0.288% due 10/25/2016		899	899
2.910% due 12/16/2019		1,900	1,902

Structured Asset Securities Corp.
0.311% due 10/25/2036		358	356
0.551% due 01/25/2033		55	51

Total Asset-Backed Securities (Cost $52,476)			50,511

SOVEREIGN ISSUES 2.9%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	3,012

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	258	153
10.000% due 01/01/2017		5,200	2,872

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government International Bond
2.000% due 12/01/2014	CAD	33,900	$33,856
2.500% due 09/01/2013		18,300	18,702
3.000% due 12/01/2015		2,400	2,479
4.500% due 06/01/2015		4,900	5,383

Canada Housing Trust No. 1
2.750% due 12/15/2015		10,800	10,897
3.350% due 12/15/2020		5,400	5,367

Export-Import Bank of China
4.875% due 07/21/2015		$900	969

Export-Import Bank of Korea
4.000% due 01/29/2021		5,500	5,159
4.125% due 09/09/2015		12,000	12,221
5.125% due 06/29/2020		3,600	3,721
5.875% due 01/14/2015		29,900	32,438
8.125% due 01/21/2014		5,000	5,727

Korea Development Bank
8.000% due 01/23/2014		3,000	3,427

Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,298

Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,122

Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	32,320
6.050% due 01/11/2040		$4,200	4,315

Panama Government International Bond
7.250% due 03/15/2015		1,600	1,856

Province of Ontario Canada
1.875% due 09/15/2015		2,500	2,436
4.200% due 03/08/2018	CAD	1,100	1,164
4.200% due 06/02/2020		8,700	9,027
4.300% due 03/08/2017		3,600	3,855
4.400% due 06/02/2019		8,000	8,488
4.600% due 06/02/2039		3,900	4,080
4.700% due 06/02/2037		6,300	6,654
5.500% due 06/02/2018		2,300	2,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Quebec Canada
4.500% due 12/01/2016	$300	$325
4.500% due 12/01/2020	300	317

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012	5,000	5,014

South Africa Government International Bond
5.875% due 05/30/2022	500	544

Total Sovereign Issues (Cost $226,451)		233,818

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

CONSUMER DISCRETIONARY 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032	316,000	2,575

Total Convertible Preferred Securities (Cost $987)		2,575

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Citigroup, Inc.
6.150% due 03/06/2032	203,996	2,662

DG Funding Trust
0.681% due 03/06/2032	1,239	9,459

Total Preferred Securities (Cost $15,934)		12,121

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 26.5%

CERTIFICATES OF DEPOSIT 1.0%

Bank of Nova Scotia
0.589% due 10/18/2012	$24,400	24,435

Itau Unibanco S.A.
1.300% due 03/14/2011	17,800	17,839

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.450% due 06/13/2011	$17,700	$17,792
1.700% due 09/12/2011	17,800	17,945

		78,011

CORPORATE BONDS & NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	10,200	9,942

REPURCHASE AGREEMENTS 0.5%

Barclays Capital, Inc.
0.250% due 01/03/2011	40,000	40,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $41,067. Repurchase proceeds are $40,000.)

U.S. TREASURY BILLS 0.6%
0.175% due 01/06/2011 - 06/23/2011 (b)(e)(f)	44,000	43,973

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 24.3%
	196,464,244	1,967,786

Total Short-Term Instruments (Cost $2,139,356)		2,139,712

Total Investments 122.4% (Cost $9,776,654)		$9,897,981

Written Options (j) (0.4%) (Premiums $23,283)		(34,595)

Other Assets and Liabilities (Net) (22.0%)		(1,777,031)

Net Assets 100.0%		$8,086,355

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $17,251 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $29,572 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $126,586 at a weighted average interest rate of 0.047%. On December 31, 2010, securities valued at $24,826 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $21,556 and cash of $1 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	1,429	$(142)
90-Day Eurodollar December Futures	Long	12/2012	1,045	(1,754)
90-Day Eurodollar June Futures	Long	06/2011	3,117	1,105
90-Day Eurodollar June Futures	Long	06/2012	1,844	(1,310)
90-Day Eurodollar June Futures	Long	06/2013	92	(159)
90-Day Eurodollar March Futures	Long	03/2011	5,980	1,373
90-Day Eurodollar March Futures	Long	03/2012	2,197	(777)
90-Day Eurodollar March Futures	Long	03/2013	717	(1,342)
90-Day Eurodollar September Futures	Long	09/2011	1,210	452
90-Day Eurodollar September Futures	Long	09/2012	1,737	(2,710)
90-Day Eurodollar September Futures	Long	09/2013	345	(778)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	6,747	3,783
U.S. Treasury 5-Year Note March Futures	Long	03/2011	504	(808)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	126	(51)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	126	$(108)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	126	(80)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	125	(137)

				$(3,443)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.143%	$	5,300	$(29)	$(94)	$65
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.780%		3,900	7	0	7
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	1.143%		2,600	(14)	(46)	32
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	1.143%		2,600	(14)	(47)	33
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%		1,000	(1)	(14)	13
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%		2,300	(6)	(20)	14
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.061%		700	(1)	(6)	5
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%		1,000	(3)	(16)	13
Brazil Government International Bond	CSFB	1.000%	06/20/2015	1.033%		8,200	(8)	(209)	201
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.061%		5,500	(13)	(69)	56
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%		6,600	(6)	(70)	64
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%		900	(1)	(12)	11
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%		3,300	(8)	(33)	25
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%		10,900	(12)	(120)	108
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		3,300	(8)	(34)	26
Brazil Government International Bond	MSC	1.000%	06/20/2015	1.033%		1,500	(1)	(14)	13
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%		700	(2)	(7)	5
China Government International Bond	CSFB	1.000%	03/20/2015	0.578%		5,000	89	24	65
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%		1,000	1	(6)	7
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%		500	0	(3)	3
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%		1,100	2	(6)	8
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%		2,500	4	(14)	18
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	1.937%		500	57	(11)	68
France Government Bond	BCLY	0.250%	03/20/2016	1.087%		2,200	(90)	(82)	(8)
France Government Bond	CITI	0.250%	03/20/2015	0.968%		2,000	(58)	(32)	(26)
France Government Bond	GSC	0.250%	03/20/2015	0.968%		2,200	(64)	(38)	(26)
France Government Bond	GSC	0.250%	12/20/2015	1.062%		1,000	(38)	(20)	(18)
France Government Bond	RBS	0.250%	03/20/2015	0.968%		1,900	(55)	(32)	(23)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		2,100	(80)	(42)	(38)
France Government Bond	UBS	0.250%	09/20/2015	1.034%		5,000	(175)	(132)	(43)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.520%		2,000	69	106	(37)
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.520%		2,000	47	(97)	144
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.111%		5,000	437	0	437
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%		1,600	12	0	12
General Electric Capital Corp.	DUB	5.000%	09/20/2011	0.520%		2,800	97	152	(55)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.079%		11,100	1,206	0	1,206
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.520%		10,000	232	(500)	732
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.520%		1,000	4	(15)	19
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.219%		1,100	(10)	(26)	16
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%		1,200	18	17	1
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%		100	2	1	1
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		5,700	86	139	(53)
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%		2,400	41	28	13
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.817%		1,700	3	(3)	6
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%		7,500	(181)	(492)	311
MetLife, Inc.	BOA	1.000%	12/20/2015	1.605%		18,100	(499)	(865)	366
MetLife, Inc.	CITI	1.000%	06/20/2011	0.548%		2,000	6	(30)	36
MetLife, Inc.	CITI	1.000%	12/20/2015	1.605%		6,900	(191)	(251)	60
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.017%		5,500	(2)	(124)	122
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.080%		400	(2)	(6)	4
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.017%		3,600	(1)	(83)	82
Mexico Government International Bond	CITI	1.000%	09/20/2015	1.080%		1,200	(4)	(18)	14
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.133%		1,200	(9)	0	(9)
Mexico Government International Bond	RBS	1.000%	09/20/2015	1.080%		5,400	(18)	(63)	45
Mexico Government International Bond	UBS	1.000%	09/20/2015	1.080%		600	(2)	(9)	7
Panama Government International Bond	JPM	0.730%	01/20/2012	0.533%		1,000	5	0	5
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.398%		9,000	(164)	(263)	99
SLM Corp.	BCLY	5.000%	12/20/2013	2.118%		1,700	143	(230)	373
SLM Corp.	CITI	5.000%	12/20/2013	2.118%		2,700	227	(385)	612
U.S. Treasury Notes	UBS	0.250%	09/20/2015	0.384%	EUR	26,600	(213)	(398)	185
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.616%	$	600	9	4	5
United Kingdom Gilt	CSFB	1.000%	03/20/2015	0.637%		9,700	148	23	125
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%		2,800	43	20	23

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%	$	2,100	$30	$49	$(19)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%		600	9	4	5
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%		10,700	163	47	116
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%		900	14	7	7
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%		31,100	540	120	420
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.391%		4,500	15	30	(15)
Wells Fargo & Co.	DUB	1.520%	03/20/2013	0.588%		2,700	57	0	57

							$1,840	$(4,316)	$6,156

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$309	$259	$50
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		66,000	8,471	8,422	49
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015		1,000	129	137	(8)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		19,100	2,484	2,313	171
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		400	51	50	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		29,200	3,748	3,487	261
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	385	345	40
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		11,000	1,412	1,288	124
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		18,500	2,561	2,416	145
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		7,200	996	977	19
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		23,100	3,196	3,118	78
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015		10,800	1,494	1,436	58
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		12,700	1,758	1,578	180
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		4,700	650	619	31
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		1,000	139	132	7
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		4,900	678	637	41
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		1,900	262	263	(1)
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012		14,155	61	0	61
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		4,815	21	0	21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		3,659	18	0	18
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		28,200	885	528	357
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		29,100	913	(202)	1,115
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		26,300	825	(392)	1,217
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		1,700	54	(8)	62
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		44,800	1,406	360	1,046
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		89,950	2,823	2,120	703
CDX.HY-15 5-Year Index	RBS	5.000%	12/20/2015		6,700	210	(46)	256
CDX.HY-15 5-Year Index	UBS	5.000%	12/20/2015		900	28	(9)	37
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012		20,100	398	0	398
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,600	91	0	91
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012		9,100	152	0	152
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012		35,590	476	0	476
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		23,341	287	0	287
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		1,832	20	0	20
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		4,051	46	0	46
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	42	0	42
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013		5,691	43	0	43
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		15,300	112	8	104
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		165,600	1,217	(149)	1,366
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		35,300	260	(85)	345
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		50,300	370	(143)	513
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015		27,800	205	(52)	257
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		47,800	351	89	262
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		11,200	83	17	66
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015		22,800	168	126	42

						$40,288	$29,639	$10,649

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notiona[l] Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	23,400	$(241)	$(422)	$181
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		2,100	4	0	4
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		1,300	3	0	3
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		3,200	7	0	7
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		3,100	17	5	12
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		20,700	113	20	93
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		16,200	84	27	57
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		35,200	183	51	132
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		8,600	80	39	41
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		20,700	166	88	78
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		16,300	48	0	48
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		12,300	40	0	40
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		44,000	148	(20)	168
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		1,900	16	9	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	407	0	407
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		5,700	36	11	25
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	696	(160)	856
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	655	(12)	667
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	71	8	63
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	243	17	226
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		18,300	70	1	69
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		12,900	36	(9)	45
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		75,300	325	19	306
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		81,200	351	47	304
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		79,800	292	124	168
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		32,100	118	0	118
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		19,300	87	(28)	115
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		6,100	1	7	(6)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		6,800	2	7	(5)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		11,600	61	18	43
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		7,700	18	22	(4)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		5,600	38	14	24
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		60,500	489	192	297
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		87,500	718	(53)	771
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		36,100	358	169	189
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		31,700	239	69	170
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		35,400	312	123	189
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		52,900	600	80	520
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		29,500	13	(1)	14
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		6,500	30	29	1
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		6,100	42	0	42
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		13,000	110	(3)	113
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		6,200	59	17	42
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		75,100	1,022	155	867
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		39,600	556	59	497
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		32,800	514	228	286
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		37,800	467	0	467
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	88,800	(304)	21	(325)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC	$	53,000	(494)	3	(497)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		11,900	(91)	(51)	(40)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	50,300	670	0	670
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	86,000	283	38	245

							$9,768	$958	$8,810

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	12	$5	$0
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,598	685	912
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	12	6	45
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,598	995	674

				$1,691	$1,631

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	103,300	$212	$500
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		118,600	677	1,413
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		134,400	507	1,018
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		81,000	682	1,099
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,700	66	131
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		76,500	454	1,038
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		40,100	248	544
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		354,000	2,787	4,802
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,800	472	666
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		93,700	1,025	1,181
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		113,500	1,232	1,431
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	133
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		79,300	863	1,000
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		135,300	1,372	1,706
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		37,300	366	562
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		210,500	1,861	2,653
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		61,900	1,530	1,888
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		35,400	69	1
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		35,400	162	832
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		20,600	517	628
Call - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		89,100	185	2
Put - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		89,100	437	2,094
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		11,100	156	165
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		20,600	286	307
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		10,200	139	152
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		10,300	142	154
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		34,000	205	23
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		23,400	331	349

								$17,074	$26,472

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011	$	6,400	$13	$13
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		6,400	22	6
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011	EUR	1,000	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2

							$46	$23

Straddle Options
Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	51,900	$274	$421
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		48,100	244	390
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		158,200	1,758	2,661
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		129,400	1,408	2,172

						$3,684	$5,644

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,700	$116	$134
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	32,900	293	328
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	14,800	191	150
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,900	37	51
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	15,400	151	162

						$788	$825

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	3,141	$1,553,600	EUR	10,300	$15,679
Sales	13,551	6,287,000		11,600	46,547
Closing Buys	(11,623)	(4,185,400)		(19,900)	(33,409)
Expirations	0	(188,100)		0	(1,502)
Exercised	(1,849)	(895,100)		0	(4,032)

Balance at 12/31/2010	3,220	$2,572,000	EUR	2,000	$23,283

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$50,000	$47,297	$47,766
Fannie Mae	6.000%	01/01/2041	42,000	45,533	45,655
Freddie Mac	3.500%	01/01/2041	6,000	5,665	5,720

				$98,495	$99,141

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,100	01/2011	BNP	$65	$0	$65
Buy		19,082	01/2011	CSFB	1,318	0	1,318
Sell		78	01/2011	CSFB	0	(2)	(2)
Buy	BRL	225,295	03/2011	HSBC	1,880	0	1,880
Buy		930	09/2011	BOA	31	0	31
Buy		930	09/2011	MSC	31	0	31
Sell	CAD	6,135	02/2011	BNP	0	(145)	(145)
Buy		5,522	02/2011	BOA	99	0	99
Buy		103,735	02/2011	DUB	1,242	0	1,242
Buy		1,834	02/2011	MSC	36	0	36
Buy		2,234	02/2011	RBC	53	0	53
Buy	CNY	22,116	11/2011	BCLY	15	(4)	11
Buy		30,198	11/2011	CITI	3	0	3
Buy		80,000	11/2011	HSBC	0	(77)	(77)
Buy		41,367	11/2011	JPM	0	(30)	(30)
Buy		15,011	11/2011	RBS	4	0	4
Buy		50,000	02/2012	BCLY	0	(38)	(38)
Sell	EUR	676	01/2011	BCLY	0	(18)	(18)
Sell		3,400	01/2011	BNP	0	(66)	(66)
Sell		3,883	01/2011	BOA	0	(81)	(81)
Buy		73,322	01/2011	CITI	0	(1,223)	(1,223)
Sell		95,344	01/2011	CITI	4,807	(96)	4,711
Sell		8,281	01/2011	CSFB	16	(29)	(13)
Sell		94,003	01/2011	DUB	5,064	0	5,064
Sell		10,456	01/2011	MSC	0	(214)	(214)
Sell		1,939	01/2011	RBC	0	(23)	(23)
Sell		600	01/2011	RBS	0	(4)	(4)
Sell		3,252	01/2011	UBS	0	(59)	(59)
Sell	GBP	3,516	03/2011	BCLY	4	0	4
Sell		3,515	03/2011	DUB	5	0	5
Sell		2,344	03/2011	RBS	12	0	12
Buy	IDR	10,388,090	04/2011	CITI	16	0	16
Buy		8,307,000	04/2011	JPM	17	0	17
Buy		13,695,000	04/2011	MSC	11	0	11
Buy		29,581,635	07/2011	BCLY	36	0	36
Buy		3,402,000	07/2011	BNP	11	0	11
Buy		63,012,100	07/2011	CITI	78	(13)	65
Buy		54,762,000	07/2011	HSBC	121	0	121
Buy		16,527,000	07/2011	JPM	3	0	3
Buy		3,024,000	07/2011	RBS	10	0	10
Buy		32,049,000	10/2011	DUB	0	(3)	(3)
Buy		67,658,000	10/2011	RBS	0	(41)	(41)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		112,000	01/2011	BCLY	0	(40)	(40)
Buy		186,468	01/2011	CITI	66	0	66
Buy		45,680	01/2011	JPM	21	0	21
Sell		161,000	01/2011	JPM	0	(77)	(77)
Buy		91,410	01/2011	MSC	43	0	43

See Accompanying Notes	Annual Report	December 31, 2010	19

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	INR	96,218	01/2011	RBS	$0	$(27)	$(27)
Buy		71,792	03/2011	BCLY	3	0	3
Buy		136,218	03/2011	RBS	29	(2)	27
Buy		112,000	05/2011	BCLY	40	0	40
Buy		83,610	05/2011	BOA	35	0	35
Buy		308,155	05/2011	JPM	106	0	106
Buy	JPY	173,570	01/2011	BCLY	54	0	54
Buy		629,395	01/2011	CITI	167	(2)	165
Buy		1,051,296	01/2011	CSFB	453	0	453
Sell		1,296,825	01/2011	GSC	0	(567)	(567)
Buy		126,720	01/2011	JPM	25	0	25
Buy		305,804	01/2011	MSC	26	0	26
Buy		285,131	01/2011	RBC	110	0	110
Sell		771,920	01/2011	RBC	0	(341)	(341)
Buy		62,803	01/2011	RBS	16	0	16
Sell		1,543,840	01/2011	RBS	0	(649)	(649)
Buy		507,474	01/2011	UBS	114	0	114
Buy	KRW	1,269,510	01/2011	CITI	22	0	22
Buy		4,817,688	01/2011	JPM	59	(2)	57
Sell		27,132,839	01/2011	JPM	0	(487)	(487)
Buy		21,045,641	01/2011	MSC	137	(39)	98
Buy		1,386,400	05/2011	BCLY	0	(12)	(12)
Buy		1,252,130	05/2011	BOA	7	0	7
Buy		9,178,920	05/2011	CITI	8	(55)	(47)
Buy		1,514,822	05/2011	GSC	1	(11)	(10)
Buy		2,074,500	05/2011	HSBC	14	(6)	8
Buy		38,568,249	05/2011	JPM	627	(35)	592
Buy		4,712,946	05/2011	MSC	0	(34)	(34)
Buy		1,859,000	05/2011	RBS	0	0	0
Buy		1,742,250	05/2011	UBS	40	0	40
Buy	MXN	257,946	02/2011	BCLY	1,180	0	1,180
Buy		15,099	02/2011	BOA	18	0	18
Buy		107,393	02/2011	CITI	85	(20)	65
Buy		6,367	02/2011	DUB	14	0	14
Buy		35,209	02/2011	JPM	43	(2)	41
Buy		363,083	02/2011	MSC	410	(14)	396
Buy		21,506	02/2011	UBS	35	0	35
Buy	MYR	11,640	02/2011	BCLY	53	0	53
Buy		4,080	02/2011	CITI	17	0	17
Buy		7,170	02/2011	DUB	32	0	32
Buy		3,410	02/2011	HSBC	14	0	14
Buy		11,097	02/2011	JPM	41	0	41
Buy		3,810	02/2011	RBS	14	0	14
Buy	PHP	94,112	02/2011	CITI	31	0	31
Buy		46,997	02/2011	JPM	14	0	14
Buy		33,984	04/2011	BCLY	0	(17)	(17)
Buy		52,800	04/2011	BOA	17	0	17
Buy		58,572	04/2011	CITI	5	(5)	0
Buy		58,688	04/2011	JPM	8	(5)	3
Buy		440,913	06/2011	BCLY	266	0	266
Buy		12,000	06/2011	BOA	0	(2)	(2)
Buy		217,890	06/2011	CITI	34	(20)	14
Buy		73,114	06/2011	DUB	11	(3)	8
Buy		32,205	06/2011	HSBC	7	0	7
Buy		242,509	06/2011	JPM	92	(4)	88
Buy		27,753	06/2011	RBS	0	(6)	(6)
Buy		284,948	11/2011	CITI	69	(7)	62
Buy		44,050	11/2011	DUB	14	0	14
Buy		57,096	11/2011	GSC	15	0	15
Buy		127,260	11/2011	JPM	37	(6)	31
Buy	SGD	4,862	01/2011	JPM	89	0	89
Sell		4,862	01/2011	RBS	0	(95)	(95)
Buy		642	02/2011	CITI	1	0	1
Buy		4,308	02/2011	HSBC	57	0	57
Buy		2,085	02/2011	MSC	25	0	25
Buy		1,322	03/2011	CITI	30	0	30
Buy		1,285	03/2011	GSC	2	0	2
Buy		7,080	03/2011	HSBC	117	0	117
Buy		2,583	03/2011	JPM	13	0	13
Buy		793	03/2011	MSC	18	0	18
Buy		1,029	06/2011	CITI	2	0	2
Buy		5,954	06/2011	DUB	71	0	71
Buy		7,129	06/2011	GSC	55	0	55
Buy		5,320	06/2011	JPM	45	0	45
Buy		4,862	06/2011	RBS	95	0	95

20	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TRY	6,070	01/2011	BCLY	$16	$(95)	$(79)
Buy		3,653	01/2011	CITI	0	(41)	(41)
Buy		755	01/2011	CSFB	0	(13)	(13)
Buy		11,527	01/2011	HSBC	18	(273)	(255)
Buy		9,564	01/2011	JPM	0	(223)	(223)
Buy		1,241	01/2011	MSC	2	0	2
Buy		1,243	01/2011	UBS	3	0	3
Buy	TWD	18,060	01/2011	DUB	40	0	40
Sell		55,355	01/2011	DUB	0	(56)	(56)
Buy		11,057	01/2011	JPM	30	0	30
Buy		17,020	01/2011	MSC	44	0	44
Buy		9,218	01/2011	UBS	26	0	26
Buy		31,019	04/2011	BOA	67	0	67
Buy		77,055	04/2011	DUB	128	0	128
Buy		31,829	04/2011	JPM	63	0	63
Buy	ZAR	7,284	01/2011	BCLY	102	0	102
Buy		133,132	01/2011	HSBC	1,130	0	1,130
Buy		16,348	01/2011	JPM	173	0	173
Buy		9,058	01/2011	MSC	70	0	70
Buy		9,757	04/2011	JPM	57	0	57
Buy		9,767	04/2011	MSC	59	0	59
Buy		8,362	09/2011	BCLY	125	0	125
Buy		4,559	09/2011	MSC	68	0	68
Buy		3,800	09/2011	UBS	57	0	57

					$22,705	$(5,459)	$17,246

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$25,649	$0	$25,649
Corporate Bonds & Notes
Banking & Finance	0	1,776,766	19,813	1,796,579
Industrials	0	520,485	591	521,076
Utilities	0	151,782	0	151,782
Convertible Bonds & Notes
Industrials	0	38,375	0	38,375
Municipal Bonds & Notes
California	0	106,765	0	106,765
Colorado	0	3,684	0	3,684
Connecticut	0	17,792	0	17,792
Florida	0	4,795	0	4,795
Illinois	0	11,586	0	11,586
Iowa	0	823	0	823
Nebraska	0	6,425	0	6,425
Nevada	0	4,011	0	4,011
New Jersey	0	44,581	0	44,581
New York	0	38,585	0	38,585
Ohio	0	8,865	0	8,865
Texas	0	30,883	0	30,883
U.S. Government Agencies	0	3,468,525	42	3,468,567
U.S. Treasury Obligations	0	674,911	0	674,911
Mortgage-Backed Securities	0	503,510	0	503,510
Asset-Backed Securities	0	23,313	27,198	50,511
Sovereign Issues	0	233,818	0	233,818
Convertible Preferred Securities
Consumer Discretionary	0	2,575	0	2,575
Preferred Securities
Banking & Finance	0	2,662	9,459	12,121

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Short-Term Instruments
Certificates of Deposit	$0	$78,011	$0	$78,011
Corporate Bonds & Notes	0	0	9,942	9,942
Repurchase Agreements	0	40,000	0	40,000
U.S. Treasury Bills	0	43,973	0	43,973
PIMCO Short-Term Floating NAV Portfolio	1,967,786	0	0	1,967,786
	$1,967,786	$7,863,150	$67,045	$9,897,981

Short Sales, at value	$0	$(99,141)	$0	$(99,141)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	17,184	0	17,184
Foreign Exchange Contracts	0	22,705	0	22,705
Interest Rate Contracts	6,713	9,687	0	16,400
	$6,713	$49,576	$0	$56,289

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(403)	0	(403)
Foreign Exchange Contracts	0	(5,459)	0	(5,459)
Interest Rate Contracts	(10,156)	(28,979)	(6,469)	(45,604)
	$(10,156)	$(34,841)	$(6,469)	$(51,466)

Totals	$1,964,343	$7,778,744	$60,576	$9,803,663

See Accompanying Notes	Annual Report	December 31, 2010	21

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$32,925	$16,870	$(34)	$(1)	$0	$3,549	$2,238	$(35,734)	$19,813	$(77)
Industrials	595	0	0	0	0	(4)	0	0	591	(4)
U.S. Government Agencies	46	0	(4)	0	0	0	0	0	42	0
Asset-Backed Securities	0	27,288	0	1	0	(91)	0	0	27,198	(91)
Preferred Securities
Banking & Finance	10,994	0	0	0	0	(1,535)	0	0	9,459	(1,535)
Short-Term Instruments
Corporate Bonds & Notes	0	9,942	0	4	0	(4)	0	0	9,942	(4)

	$44,560	$54,100	$(38)	$4	$0	$1,915	$2,238	$(35,734)	$67,045	$(1,711)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(4,472)	$0	$0	$(1,997)	$0	$0	$(6,469)	$(1,997)

Totals	$44,560	$54,100	$(4,510)	$4	$0	$(82)	$2,238	$(35,734)	$60,576	$(3,708)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$4,273	$0	$0	$0	$0	$4,273
Unrealized appreciation on foreign currency contracts	0	22,705	0	0	0	22,705
Unrealized appreciation on swap agreements	9,687	0	17,184	0	0	26,871

	$13,960	$22,705	$17,184	$0	$0	$53,849

Liabilities:
Written options outstanding	$34,572	$0	$23	$0	$0	$34,595
Unrealized depreciation on foreign currency contracts	0	5,459	0	0	0	5,459
Unrealized depreciation on swap agreements	877	0	379	0	0	1,256

	$35,449	$5,459	$402	$0	$0	$41,310

22	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$155,067	$1,712	$15,841	$0	$0	$172,620
Net realized gain on foreign currency transactions	0	15,729	0	0	0	15,729

	$155,067	$17,441	$15,841	$0	$0	$188,349

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(13,309)	$(4)	$8,697	$0	$0	$(4,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	12,692	0	0	0	12,692

	$(13,309)	$12,688	$8,697	$0	$0	$8,076

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(3,443) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

24	PIMCO Variable Insurance Trust

December 31, 2010

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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December 31, 2010

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to

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December 31, 2010

reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The

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Notes to Financial Statements (Cont.)

Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

30	PIMCO Variable Insurance Trust

December 31, 2010

(d) Portfolio Expenses The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$59,711	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2010	Dividend Income
$1,505,402	$3,760,887	$(3,299,200)	$710	$(13)	$1,967,786	$6,487

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,778,840	$24,648,352	$5,556,315	$3,801,267

Annual Report	December 31, 2010	31

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,789	$100,305	11,866	$128,704
Administrative Class	236,850	2,659,174	227,626	2,454,875
Advisor Class	37,928	428,938	15,039	161,558
Issued as reinvestment of distributions
Institutional Class	1,389	15,471	1,544	16,694
Administrative Class	33,577	374,028	35,313	381,833
Advisor Class	2,227	24,785	1,142	12,380
Cost of shares redeemed
Institutional Class	(8,872)	(98,978)	(6,450)	(68,374)
Administrative Class	(129,418)	(1,456,314)	(141,746)	(1,508,380)
Advisor Class	(8,087)	(91,444)	(4,441)	(47,668)
Net increase resulting from Portfolio share transactions	174,383	$1,955,965	139,893	$1,531,622

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	5	95
Administrative Class	6	59
Advisor Class	6	75

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 162,913	$66,976	$129,500		$(10,936)	$—	$ (21,077)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for difference between book and tax realized and unrealized gain on swap contracts, contingent payment debt instruments, and passive foreign investment companies.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$9,783,287	$204,877		$(90,183)	$114,694

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, contingent payment debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$400,288	$13,999	$—
12/31/2009	$334,885	$99,878	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

34	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
GTD	Guaranteed	NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

Annual Report	December 31, 2010	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.18%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

40	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

42	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA73_123110

Share Class	Advisor

Annual Report December 31, 2010

PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2010. On the following pages please find specific details as to each Portfolio’s investment performance and a discussion of the factors that affected performance.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities were volatile and generally ended the period lower compared to the beginning of 2010, despite a significant rise in yields towards the latter part of the reporting period in response to an improved economic outlook and expanded government fiscal policy and monetary stimulus. However, the Federal Reserve kept short-term yields anchored at low levels. The benchmark ten-year U.S. Treasury note yielded 3.30% at the end of the reporting period, as compared to 3.84% on December 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.54%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns amid lower real yields across the entire maturity spectrum. The Barclays Capital U.S. TIPS Index returned 6.31% for the reporting period. However, U.S. TIPS underperformed nominal U.S. Treasuries as break-even inflation levels (as measured by the difference between nominal and real yields) narrowed during the reporting period.

■

Diversified commodity index returns were positive, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.83% for the reporting period. These positive returns were supported by futures price gains in the softs and grains sectors. The softs sector (including sugar, coffee, and cotton) experienced strong performance primarily as a result of higher sugar and cotton futures prices, which increased on low global supplies and concerns of poor weather affecting production. The grains sector gained amid higher wheat futures prices, which increased on concerns of poor production in drought-stricken Russia. Precious metals and industrial metals also posted strong returns. The energy sector, on the other hand, saw overall negative returns for the year as natural gas futures prices declined as a result of rising rig count and building inventories. However, downside in the energy sector was limited by higher crude oil futures prices, which increased on expectations for stronger economic growth.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasury securities on a like-duration basis. Higher mortgage rates during the latter part of the reporting period helped relative MBS returns by alleviating prepayment fears. Both Non-Agency MBS and Commercial MBS (“CMBS”) outperformed U.S. Treasury securities as investors sought higher yielding assets.

■

Emerging market (“EM”) debt instruments, including both local currency and U.S. dollar denominated, outperformed U.S. Treasury securities during the reporting period. Spreads on EM external debt and yields in EM local debt instruments tightened as most EM economies posted strong economic growth rates.

■

Equity markets worldwide were volatile over the entire reporting period, but generally posted positive returns for the year as investors focused on growth-related assets later in the period. Equity volatility declined notably in the last quarter of the reporting period and stocks made up losses posted over the spring and summer months. U.S. equities, as measured by the S&P 500 Index, returned 15.06% and international equities, as represented by the MSCI World Index, returned 11.76%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Variable Insurance Trust

January 20, 2011

Annual Report	December 31, 2010	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2010	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2010

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	35.0%
Corporate Bonds & Notes	25.0%
Short-Term Instruments	21.6%
U.S. Treasury Obligations	6.8%
Mortgage-Backed Securities	5.1%
Other	6.5%
‡	% of Total Investments as of 12/31/10

Average Annual Total Return for the period ended December 31, 2010
	1 Year	Class Inception (02/28/06)
PIMCO Total Return Portfolio Advisor Class	8.00%	7.87%
Barclays Capital U.S. Aggregate Index±	6.54%	5.92%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.84% for Advisor Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,024.38	$1,021.42
Expenses Paid During Period†	$3.83	$3.82

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to U.S. duration (or sensitivity to changes in market interest rates) in the middle of the year, partially implemented via U.S. Treasury futures, added to performance as the ten-year U.S. Treasury yield fell significantly during this period.

»	Interest rate exposure in Europe added to performance as the ten-year Bund yield declined during the reporting period.

»

An overweight to Agency mortgage-backed securities late in the reporting period added to performance as the Barclays Capital U.S. Fixed Rate Mortgage Backed Securities Index outperformed like-duration U.S. Treasuries over this period.

»	A near-index exposure to the investment grade corporate sector, in part through an allocation to credit default swaps on a basket of credit entities, was neutral for performance.

»

A focus on financials, a subsector within the investment grade corporate sector, benefited performance as financials outperformed the overall investment grade corporate bond market during the reporting period.

»	Modest exposure to high-yield bonds added to performance as the Barclays Capital U.S. Corporate High Yield Index outperformed like-duration U.S. Treasuries during the reporting period.

»	Modest exposure to emerging local interest rates in Brazil, implemented via Brazilian zero coupon swaps, added to returns as interest rates fell in this country during the reporting period.

»	Exposure to a variety of currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, added to returns as these currencies appreciated relative to the U.S. dollar.

»	Modest exposure to Build America Bonds detracted from returns as the Barclays Capital Build America Bond Index underperformed the Barclays Capital U.S. Long Credit Index during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2010	12/31/2009	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.82	$10.31	$10.49	$10.12	$10.24
Net investment income (a)	0.23	0.46	0.45	0.48	0.38
Net realized/unrealized gain (loss) on investments	0.63	0.95	0.03	0.37	(0.08)
Total income from investment operations	0.86	1.41	0.48	0.85	0.30
Dividends from net investment income	(0.26)	(0.56)	(0.46)	(0.48)	(0.37)
Distributions from net realized capital gains	(0.34)	(0.34)	(0.20)	0.00	(0.05)
Total distributions	(0.60)	(0.90)	(0.66)	(0.48)	(0.42)
Net asset value end of year or period	$11.08	$10.82	$10.31	$10.49	$10.12
Total return	8.00%	13.92%	4.69%	8.63%	3.09%
Net assets end of year or period (000s)	$565,521	$205,452	$74,821	$32,679	$18,811
Ratio of expenses to average net assets	0.75%	0.84%	0.97%	0.93%	0.77%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	2.00%	4.29%	4.27%	4.69%	4.49%*
Portfolio turnover rate	484%**	381%	355%	298%	303%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2010	5

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2010

Assets:
Investments, at value	$7,890,195
Investments in Affiliates, at value	1,967,786
Repurchase agreements, at value	40,000
Cash	17,753
Deposits with counterparty	1
Foreign currency, at value	9,390
Receivable for investments sold	694,015
Receivable for Portfolio shares sold	65,864
Interest and dividends receivable	49,334
Dividends receivable from Affiliates	656
Variation margin receivable	4,273
Swap premiums paid	33,828
Unrealized appreciation on foreign currency contracts	22,705
Unrealized appreciation on swap agreements	26,871
10,822,671

Liabilities:
Payable for reverse repurchase agreements	$24,812
Payable for investments purchased	2,503,061
Payable for investments in Affiliates purchased	656
Payable for Portfolio shares redeemed	8,383
Payable for short sales	99,141
Written options outstanding	34,595
Deposits from counterparty	46,814
Accrued related party fees	4,573
Swap premiums received	7,547
Unrealized depreciation on foreign currency contracts	5,459
Unrealized depreciation on swap agreements	1,256
Other liabilities	19
2,736,316

Net Assets	$8,086,355

Net Assets Consist of:
Paid in capital	$7,758,979
Undistributed net investment income	73,480
Accumulated undistributed net realized gain	104,976
Net unrealized appreciation	148,920
$8,086,355

Net Assets:
Institutional Class	$259,876
Administrative Class	7,260,958
Advisor Class	565,521

Shares Issued and Outstanding:
Institutional Class	23,464
Administrative Class	655,598
Advisor Class	51,062

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.08
Administrative Class	11.08
Advisor Class	11.08

Cost of Investments Owned	$7,768,545
Cost of Investments in Affiliates Owned	$1,968,109
Cost of Repurchase Agreements Owned	$40,000
Cost of Foreign Currency Held	$9,281
Proceeds Received on Short Sales	$98,495
Premiums Received on Written Options	$23,283

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010

Investment Income:
Interest	$191,666
Dividends	221
Dividends from Affiliate investments	6,487
Miscellaneous income	4
Total Income	198,378

Expenses:
Investment advisory fees	18,063
Supervisory and administrative fees	18,063
Servicing fees – Administrative Class	9,872
Distribution and/or servicing fees – Advisor Class	914
Trustees' fees	117
Interest expense	142
Miscellaneous expense	14
Total Expenses	47,185

Net Investment Income	151,193

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	117,306
Net realized gain on Affiliate investments	710
Net realized gain on futures contracts, written options and swaps	172,620
Net realized gain on foreign currency transactions	12,359
Net change in unrealized appreciation on investments	71,128
Net change in unrealized (depreciation) on Affiliate investments	(13)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	12,804
Net Gain	382,298

Net Increase in Net Assets Resulting from Operations	$533,491

See Accompanying Notes	Annual Report	December 31, 2010	7

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$151,193	$223,548
Net realized gain	302,285	219,370
Net realized gain on Affiliate investments	710	48
Net change in unrealized appreciation	79,316	182,696
Net change in unrealized (depreciation) on Affiliate investments	(13)	(309)
Net increase resulting from operations	533,491	625,353

Distributions to Shareholders:
From net investment income
Institutional Class	(6,743)	(9,639)
Administrative Class	(159,949)	(240,232)
Advisor Class	(8,593)	(6,626)
From net realized capital gains
Institutional Class	(8,728)	(7,057)
Administrative Class	(214,082)	(165,455)
Advisor Class	(16,192)	(5,754)

Total Distributions	(414,287)	(434,763)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,955,965	1,531,622

Total Increase in Net Assets	2,075,169	1,722,212

Net Assets:
Beginning of year	6,011,186	4,288,974
End of year*	$8,086,355	$6,011,186

*Including undistributed net investment income of:	$73,480	$43,003

**	See note 11 in the Notes to Financial Statements.

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

American General Finance Corp.
7.250% due 04/21/2015		$6,900	$7,006

Ford Motor Co.
3.040% due 12/15/2013		4,000	3,989

Petroleum Export Ltd.
3.319% due 12/07/2012		11,700	11,666

Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		3,858	2,988

Total Bank Loan Obligations (Cost $26,106)			25,649

CORPORATE BONDS & NOTES 30.5%

BANKING & FINANCE 22.2%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	6,319

Ally Financial, Inc.
5.375% due 06/06/2011		31,100	31,450
6.000% due 12/15/2011		2,200	2,253
6.000% due 05/23/2012		4,500	4,658
6.250% due 12/01/2017		12,200	12,215
6.625% due 05/15/2012		8,100	8,444
6.875% due 09/15/2011		6,177	6,346
6.875% due 08/28/2012		6,700	7,029
7.000% due 02/01/2012		2,500	2,612
7.500% due 09/15/2020		900	948
8.300% due 02/12/2015		11,100	12,238

American Express Bank FSB
0.412% due 06/12/2012		500	498
6.000% due 09/13/2017		3,900	4,352

American Express Centurion Bank
5.550% due 10/17/2012		9,840	10,530
6.000% due 09/13/2017		3,900	4,352

American Express Co.
7.000% due 03/19/2018		200	233

American Express Credit Corp.
5.875% due 05/02/2013		700	762

American General Finance Corp.
0.552% due 12/15/2011		8,700	8,149
3.250% due 01/16/2013	EUR	2,000	2,340
4.125% due 11/29/2013		10,000	11,239

American General Institutional Capital A
7.570% due 12/01/2045		$10,000	10,075

American International Group, Inc.
0.399% due 10/18/2011		100	99
4.900% due 06/02/2014	CAD	6,000	5,961
4.950% due 03/20/2012		$1,800	1,861
5.050% due 10/01/2015		12,500	12,886
5.450% due 05/18/2017		1,100	1,117
5.600% due 10/18/2016		6,100	6,315
5.850% due 01/16/2018		31,900	32,988
6.250% due 03/15/2087		2,100	1,868
6.400% due 12/15/2020		3,400	3,574
8.000% due 05/22/2068	EUR	12,900	16,721
8.175% due 05/15/2068		$3,000	3,217
8.250% due 08/15/2018		12,600	14,558

ANZ National International Ltd.
6.200% due 07/19/2013		7,400	8,152

Banco Santander Brasil S.A.
4.500% due 04/06/2015		13,100	13,428

Banco Santander Chile
1.539% due 04/20/2012		11,600	11,600

Bank of America Corp.
0.616% due 08/15/2016		2,800	2,462
6.000% due 09/01/2017		7,000	7,346
6.500% due 08/01/2016		32,700	35,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America N.A.
6.000% due 10/15/2036		$2,100	$1,988

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,198

Bank of Montreal
2.850% due 06/09/2015		4,700	4,779

Bank of Nova Scotia
1.650% due 10/29/2015		5,200	4,976

Barclays Bank PLC
5.450% due 09/12/2012		40,000	42,884
6.050% due 12/04/2017		16,800	17,258
10.179% due 06/12/2021		2,080	2,595

Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	31,851

BNP Paribas
5.186% due 06/29/2049		15,600	14,313

BPCE S.A.
2.375% due 10/04/2013		2,100	2,095

BRFkredit A/S
0.539% due 04/15/2013		21,800	21,810

C10 Capital SPV Ltd.
6.722% due 12/29/2049		4,300	3,043

Caelus Re Ltd.
6.544% due 06/07/2011		2,700	2,714

CIT Group, Inc.
7.000% due 05/01/2013		3,700	3,783
7.000% due 05/01/2014		5,600	5,670

Citibank N.A.
1.750% due 12/28/2012		2,000	2,041

Citigroup Capital XXI
8.300% due 12/21/2077		19,500	20,378

Citigroup Funding, Inc.
1.875% due 10/22/2012		3,000	3,061

Citigroup, Inc.
0.427% due 03/16/2012		5,500	5,464
0.572% due 06/09/2016		13,100	11,705
2.286% due 08/13/2013		5,900	6,004
5.300% due 10/17/2012		2,200	2,331
5.500% due 08/27/2012		5,500	5,833
5.500% due 04/11/2013		40,900	43,575
5.625% due 08/27/2012		4,400	4,619
5.850% due 07/02/2013		1,400	1,512
6.000% due 02/21/2012		3,789	3,976
6.125% due 05/15/2018		3,000	3,291
6.125% due 08/25/2036		15,000	14,418
8.500% due 05/22/2019		2,100	2,611

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		975	1,264

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	938
5.800% due 06/07/2012		$10,300	10,840

DBS Bank Ltd.
0.504% due 05/16/2017		1,000	980

Deutsche Bank AG
6.000% due 09/01/2017		24,600	27,596

Dexia Credit Local S.A.
0.703% due 03/05/2013		48,000	47,871
0.768% due 04/29/2014		21,700	21,636
0.953% due 09/23/2011		15,200	15,243

FCE Bank PLC
7.125% due 01/16/2012	EUR	5,100	7,020
7.125% due 01/15/2013		700	980

FIH Erhvervsbank A/S
0.672% due 06/13/2013		$76,000	75,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		$21,285	$21,499
5.552% due 06/15/2011		1,100	1,118
7.000% due 10/01/2013		500	536
7.250% due 10/25/2011		200	207
7.375% due 02/01/2011		10,900	10,933
7.500% due 08/01/2012		17,800	18,932
7.800% due 06/01/2012		12,200	12,975
8.000% due 12/15/2016		500	559

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	10,795

Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$700	838
10.500% due 03/25/2014		1,000	1,197

General Electric Capital Corp.
2.625% due 12/28/2012		2,600	2,698
5.500% due 09/15/2067	EUR	24,100	28,018
5.875% due 01/14/2038		$8,100	8,437
6.375% due 11/15/2067		14,800	14,708

Goldman Sachs Group, Inc.
5.950% due 01/18/2018		17,300	18,796
6.250% due 09/01/2017		14,900	16,466
6.750% due 10/01/2037		3,300	3,384

GSPA Monetization Trust
6.422% due 10/09/2029		16,669	16,603

Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		3,200	3,424

HSBC Finance Corp.
6.676% due 01/15/2021		22,500	22,773

HSBC Holdings PLC
6.500% due 05/02/2036		6,400	6,703
6.500% due 09/15/2037		2,900	3,047

ING Bank NV
1.103% due 03/30/2012		57,400	57,223
2.000% due 10/18/2013		2,700	2,670
2.650% due 01/14/2013		1,300	1,308

International Lease Finance Corp.
0.633% due 07/01/2011		1,200	1,181
1.425% due 08/15/2011	EUR	25,000	32,885
4.750% due 01/13/2012		$1,900	1,921
5.000% due 09/15/2012		2,600	2,629
5.250% due 01/10/2013		2,680	2,693
5.400% due 02/15/2012		16,152	16,394
5.750% due 06/15/2011		3,400	3,434
5.875% due 05/01/2013		1,000	1,016
6.375% due 03/25/2013		2,580	2,657
6.750% due 09/01/2016		4,500	4,826

IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	4,623

JPMorgan Chase & Co.
1.264% due 09/26/2013	EUR	900	1,176
6.000% due 01/15/2018		$3,900	4,362

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	12,211

JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,211

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,400	2,398

KeyBank N.A.
1.166% due 11/21/2011	EUR	400	526

LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	100	135
7.869% due 08/25/2020		200	274
7.875% due 11/01/2020		$4,800	4,392
8.500% due 12/29/2049		1,100	973

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		4,800	1,122
5.125% due 06/27/2014 (a)	EUR	950	305

See Accompanying Notes	Annual Report	December 31, 2010	9

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.316% due 04/05/2011 (a)	EUR	10	$3
5.625% due 01/24/2013 (a)		$3,800	950
6.875% due 05/02/2018 (a)		3,200	808

Lloyds TSB Bank PLC
5.800% due 01/13/2020		21,500	21,265
12.000% due 12/29/2049		32,700	35,734

Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	24,126

Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		10,000	10,736
6.875% due 04/25/2018		17,800	19,508

MetLife, Inc.
6.400% due 12/15/2066		1,700	1,607

Metropolitan Life Global Funding I
0.689% due 07/13/2011		34,700	34,745
5.125% due 11/09/2011		8,200	8,495

Morgan Stanley
2.786% due 05/14/2013		8,200	8,503
5.950% due 12/28/2017		10,600	11,231
7.300% due 05/13/2019		1,200	1,353

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	700	1,021

Mystic Re Ltd.
10.294% due 06/07/2011		$2,200	2,238

National Australia Bank Ltd.
5.350% due 06/12/2013		6,100	6,611

Nationwide Building Society
6.250% due 02/25/2020		9,300	9,708

Nomura Europe Finance NV
0.441% due 07/05/2011		19,500	19,374

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		15,700	16,407

Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,316

Petroleum Export Ltd.
5.265% due 06/15/2011		174	173

Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,630

Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	5,794

Resona Bank Ltd.
5.850% due 09/29/2049		1,200	1,200

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		22,900	23,033
2.625% due 05/11/2012		2,300	2,355
3.000% due 12/09/2011		57,800	59,017
3.950% due 09/21/2015		3,200	3,149
6.990% due 10/29/2049		12,000	9,300
7.648% due 08/29/2049		1,500	1,262

Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		42,900	42,417

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		2,400	2,407
5.499% due 07/07/2015		13,100	13,444

SLM Corp.
0.518% due 10/25/2011		200	197
0.588% due 01/27/2014		1,650	1,487
1.300% due 11/15/2011	EUR	1,000	1,289
1.356% due 06/17/2013		200	240
3.125% due 09/17/2012		5,200	6,782
4.875% due 12/17/2012	GBP	2,800	4,284
5.000% due 04/15/2015		$5,000	4,821
5.125% due 08/27/2012		5,780	5,902
8.000% due 03/25/2020		3,600	3,656
8.450% due 06/15/2018		10,600	11,032

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Bank of India
4.500% due 07/27/2015		$6,000	$6,140

State Street Capital Trust III
8.250% due 01/29/2049		6,800	6,913

State Street Capital Trust IV
1.302% due 06/01/2077		1,000	755

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		8,900	8,763

Stone Street Trust
5.902% due 12/15/2015		9,500	9,860

Sydney Airport Finance Co. Pty Ltd.
5.125% due 02/22/2021		1,100	1,062

Temasek Financial I Ltd.
4.300% due 10/25/2019		4,600	4,704

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,200	1,260
6.625% due 03/20/2017		1,000	1,065
7.875% due 03/13/2018		2,700	3,075

UBS AG
1.384% due 02/23/2012		10,400	10,491
5.750% due 04/25/2018		4,600	5,007
5.875% due 12/20/2017		4,700	5,177

UFJ Finance Aruba AEC
6.750% due 07/15/2013		300	335

Union Planters Corp.
7.750% due 03/01/2011		5,400	5,451

USB Capital IX
6.189% due 10/29/2049		900	702

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		2,600	2,607

Wachovia Corp.
0.419% due 10/15/2011		8,100	8,108
0.422% due 03/15/2011		5,900	5,901
1.200% due 02/13/2014	EUR	5,200	6,698
5.500% due 05/01/2013		$8,300	9,037
5.750% due 02/01/2018		16,900	18,792

Wells Fargo & Co.
1.145% due 08/01/2011	EUR	400	531

Westpac Banking Corp.
0.769% due 07/16/2014		$3,000	3,017
3.585% due 08/14/2014		4,900	5,227

ZFS Finance USA Trust IV
5.875% due 05/09/2062		1,285	1,259

			1,796,579

INDUSTRIALS 6.4%

Altria Group, Inc.
4.125% due 09/11/2015		6,400	6,699
7.750% due 02/06/2014		8,680	9,986

Amgen, Inc.
6.150% due 06/01/2018		1,200	1,402

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015		21,500	22,665
5.375% due 01/15/2020		21,500	23,339

AstraZeneca PLC
5.900% due 09/15/2017		2,500	2,899
6.450% due 09/15/2037		2,400	2,859

Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		16,300	16,152

Codelco, Inc.
6.150% due 10/24/2036		700	769

Comcast Corp.
5.875% due 02/15/2018		1,700	1,890
6.450% due 03/15/2037		1,700	1,822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSC Holdings LLC
7.625% due 04/01/2011		$7,000	$7,105

CSN Resources S.A.
6.500% due 07/21/2020		16,900	17,914

Dell, Inc.
5.650% due 04/15/2018		11,200	12,284

Dolphin Energy Ltd.
5.888% due 06/15/2019		2,769	2,968

Dow Chemical Co.
4.850% due 08/15/2012		12,100	12,761
6.000% due 10/01/2012		5,090	5,486

Ecopetrol S.A.
7.625% due 07/23/2019		4,600	5,336

El Paso Corp.
7.800% due 08/01/2031		900	900
7.875% due 06/15/2012		3,900	4,128
9.625% due 05/15/2012		800	857

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		1,500	1,704

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		1,900	1,957
6.212% due 11/22/2016		1,200	1,278
7.343% due 04/11/2013		1,700	1,853
8.146% due 04/11/2018		6,700	7,789

Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		812	866

General Mills, Inc.
6.470% due 10/15/2022		61,750	64,833

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,900	2,100

Gerdau Trade, Inc.
5.750% due 01/30/2021		5,100	5,138

HCA, Inc.
7.875% due 02/15/2020		10,600	11,395

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,600	3,778

International Business Machines Corp.
5.700% due 09/14/2017		2,400	2,759

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		24,000	26,470

Kraft Foods, Inc.
2.625% due 05/08/2013		4,000	4,116

Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,953
6.625% due 08/05/2020		5,000	5,250
6.750% due 01/29/2020		7,100	7,877

Oracle Corp.
4.950% due 04/15/2013		13,100	14,279
5.750% due 04/15/2018		12,900	14,779

Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,395

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	262
7.500% due 12/18/2013	GBP	200	345

Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	45,469

Petroleos Mexicanos
5.500% due 01/21/2021		17,200	17,501

PPG Industries, Inc.
1.900% due 01/15/2016		8,700	8,269

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		10,155	9,708

Reynolds American, Inc.
7.250% due 06/01/2012		5,000	5,349

Roche Holdings, Inc.
7.000% due 03/01/2039		11,800	14,931

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rohm and Haas Co.
6.000% due 09/15/2017	$3,700	$4,055

Total Capital S.A.
4.450% due 06/24/2020	2,600	2,700

UAL Pass-Through Trust Series
8.030% due 01/01/2013 (a)	465	591

Union Pacific Corp.
5.700% due 08/15/2018	13,800	15,514

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,539

Vale Overseas Ltd.
4.625% due 09/15/2020	2,000	1,990
5.625% due 09/15/2019	16,600	17,764
6.250% due 01/23/2017	1,300	1,453
6.875% due 11/21/2036	1,300	1,433
6.875% due 11/10/2039	3,100	3,441

Vivendi S.A.
5.750% due 04/04/2013	14,800	15,972

		521,076

UTILITIES 1.9%

AT&T, Inc.
4.950% due 01/15/2013	5,200	5,576
5.500% due 02/01/2018	5,200	5,785
6.300% due 01/15/2038	3,600	3,810

Carolina Power & Light Co.
6.500% due 07/15/2012	2,325	2,517

Cleco Power LLC
6.000% due 12/01/2040	19,500	19,111

Entergy Corp.
3.625% due 09/15/2015	12,200	12,080

Korea Electric Power Corp.
5.125% due 04/23/2034	90	94

Majapahit Holding BV
7.250% due 06/28/2017	1,700	1,938
7.750% due 10/17/2016	3,405	3,954
7.750% due 01/20/2020	3,100	3,588
8.000% due 08/07/2019	5,100	5,986

NGPL PipeCo LLC
6.514% due 12/15/2012	5,800	6,263

NRG Energy, Inc.
8.250% due 09/01/2020	8,400	8,652

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	12,995

Qtel International Finance Ltd.
3.375% due 10/14/2016	8,300	7,927
4.750% due 02/16/2021	700	671

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	659

Qwest Corp.
3.552% due 06/15/2013	10,841	11,383
8.875% due 03/15/2012	24,700	26,769

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,694
6.750% due 09/30/2019	2,000	2,317

Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,632

Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,067

Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,314

		151,782

Total Corporate Bonds & Notes (Cost $2,366,404)		2,469,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Chesapeake Energy Corp.
2.250% due 12/15/2038	$2,100	$1,646

Transocean, Inc.
1.500% due 12/15/2037	37,100	36,729

Total Convertible Bonds & Notes (Cost $36,092)		38,375

MUNICIPAL BONDS & NOTES 3.5%

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	2,200	2,150

California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	2,700	2,709
7.043% due 04/01/2050	8,600	8,705

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	5,100	5,282
7.550% due 04/01/2039	2,000	2,076

California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	5,800	6,046
7.950% due 03/01/2036	29,300	30,080

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	2,200	2,187

California State Palomar Community College District General Obligation Bonds, Series 2010
7.194% due 08/01/2045	1,300	1,249

California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	400	393
7.021% due 08/01/2040	700	686

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	849

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	8,200	7,807

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	1,200	1,180
7.618% due 08/01/2040	1,800	1,767

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
6.603% due 07/01/2050	2,700	2,785

Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	11,182

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	8,100	8,398

Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	2,000	1,869

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	3,969

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,049
5.125% due 06/01/2046	655	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Regents Medical Center Revenue Bonds, Series 2010
6.398% due 05/15/2031	$1,200	$1,186
6.548% due 05/15/2048	1,800	1,758

University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	1,000	995

		106,765

COLORADO 0.0%

Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	3,684

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	17,792

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	4,795

ILLINOIS 0.1%

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040	2,400	2,191

Illinois State General Obligation Bonds, Series 2010
6.725% due 04/01/2035	2,400	2,205
6.900% due 03/01/2035	1,000	931

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	6,200	6,259

		11,586

IOWA 0.0%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	895	823

NEBRASKA 0.1%

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	6,500	6,425

NEVADA 0.1%

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	4,100	4,011

NEW JERSEY 0.6%

New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	15,900	15,936

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	1,729

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	24,500	26,916

		44,581

NEW YORK 0.5%

New York City, New York General Obligation Bonds, Series 2010
6.646% due 12/01/2031	26,300	26,556

See Accompanying Notes	Annual Report	December 31, 2010	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
5.882% due 06/15/2044	$2,100	$2,100
6.282% due 06/15/2042	2,100	2,092

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.210% due 06/15/2031	5,130	5,419

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,418

		38,585

OHIO 0.1%

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	5,800	6,181

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	73
6.500% due 06/01/2047	3,600	2,611

		8,865

TEXAS 0.4%

San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	14,800	14,774

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.253% due 02/15/2031	3,390	3,770

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.200% due 02/01/2027	2,575	2,896
8.284% due 10/01/2031	6,240	6,964

Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	2,500	2,479

		30,883

Total Municipal Bonds & Notes (Cost $268,196)		278,795

U.S. GOVERNMENT AGENCIES 42.9%

Fannie Mae
0.321% due 12/25/2036 - 07/25/2037	5,758	5,683
0.500% due 10/30/2012	12,400	12,350
0.511% due 05/25/2037	2,058	2,060
0.571% due 04/25/2037	5,418	5,432
0.611% due 03/25/2044	3,097	3,005
0.625% due 09/24/2012	75,900	76,011
0.671% due 09/25/2035	2,815	2,815
0.711% due 09/25/2035	10,628	10,636
0.750% due 12/18/2013	12,500	12,369
0.850% due 08/17/2012	13,000	13,007
0.961% due 10/25/2037	2,782	2,807
1.000% due 09/23/2013	4,800	4,796
1.125% due 09/30/2013	44,500	44,626
1.161% due 07/25/2039	3,154	3,207
1.250% due 06/22/2012 - 08/20/2013	56,400	57,010
1.530% due 06/01/2043 - 07/01/2044	3,259	3,263
1.625% due 10/26/2015	36,400	35,519
1.730% due 09/01/2040	18	18
1.750% due 02/22/2013 - 05/07/2013	9,400	9,606
1.922% due 04/01/2035	1,899	1,960
1.927% due 04/01/2035	2,558	2,641
2.486% due 09/01/2039	30	32
2.490% due 01/01/2025	15	16
2.500% due 05/15/2014	1,000	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.546% due 11/01/2025	$1	$1
2.602% due 08/01/2035	2,074	2,150
2.631% due 05/25/2035	548	565
2.750% due 02/05/2014 - 03/13/2014	1,200	1,255
2.875% due 12/11/2013	200	210
3.000% due 09/16/2014	1,300	1,370
3.500% due 01/01/2041	50,000	47,816
4.000% due 04/01/2023 - 02/01/2041	453,054	450,203
4.080% due 10/01/2032	909	932
4.125% due 04/15/2014	26,800	29,251
4.198% due 11/01/2035	171	176
4.375% due 03/15/2013 - 10/15/2015	8,000	8,675
4.500% due 04/01/2024 - 02/01/2041	1,148,730	1,179,621
4.617% due 12/01/2036	1,458	1,523
4.625% due 10/15/2013	15,100	16,585
4.829% due 09/01/2034	1,271	1,338
4.875% due 12/15/2016	800	898
5.000% due 03/15/2016 - 01/01/2041	290,894	307,190
5.012% due 09/01/2035	994	1,056
5.185% due 08/01/2035	1,184	1,262
5.375% due 06/12/2017	4,900	5,650
5.500% due 09/01/2017 - 01/01/2041	314,436	337,073
6.000% due 09/01/2016 - 01/01/2039	346,658	377,845
6.000% due 12/01/2036 (h)	14,665	15,988
6.500% due 06/01/2029 - 10/01/2039	26,188	29,143
7.000% due 04/25/2023 - 06/01/2032	1,630	1,908

Federal Home Loan Bank
0.875% due 12/27/2013	400	397

Federal Housing Administration
7.430% due 01/25/2023	42	42

Freddie Mac
0.410% due 07/15/2019	4,289	4,284
0.515% due 11/26/2012	4,700	4,687
0.560% due 05/15/2036	3,400	3,403
0.710% due 11/15/2030	17	17
0.760% due 09/15/2030	16	16
0.980% due 05/15/2037	1,088	1,099
1.542% due 02/25/2045	454	448
1.750% due 06/15/2012 - 09/10/2015	66,500	67,375
2.500% due 01/07/2014	1,000	1,041
2.661% due 01/01/2028	1	1
2.780% due 07/01/2027	1	1
2.813% due 07/01/2030	1	1
3.000% due 07/28/2014	400	421
3.500% due 01/01/2041	6,000	5,726
4.125% due 09/27/2013	300	325
4.375% due 07/17/2015	16,000	17,667
4.500% due 01/15/2013 - 01/01/2041	116,540	121,824
4.875% due 11/15/2013	800	887
5.000% due 02/16/2017 - 04/18/2017	6,900	7,784
5.250% due 04/18/2016	2,400	2,749
5.500% due 07/18/2016 - 10/01/2038	28,259	30,605
6.000% due 07/01/2016 - 07/01/2038	44,723	48,625
6.500% due 03/01/2013 - 10/01/2037	379	415
7.000% due 06/15/2023	955	1,075
7.500% due 07/15/2030 - 03/01/2032	171	196
8.500% due 08/01/2024	9	11

Ginnie Mae
0.761% due 09/20/2030	13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.861% due 02/16/2030		$146	$147
2.625% due 07/20/2030		6	6
2.750% due 02/20/2032		308	317
3.125% due 10/20/2029 - 11/20/2029		138	142
3.375% due 04/20/2026 - 05/20/2030		63	65
5.500% due 04/15/2033 - 09/15/2033		281	306
6.000% due 05/15/2037 - 01/01/2041		13,830	15,211
6.500% due 03/15/2031 - 04/15/2032		112	127

Small Business Administration
5.130% due 09/01/2023		49	53
6.030% due 02/10/2012		900	938
6.290% due 01/01/2021		103	112
6.344% due 08/01/2011		44	45
7.500% due 04/01/2017		338	372

Total U.S. Government Agencies (Cost $3,459,709)			3,468,567

U.S. TREASURY OBLIGATIONS 8.4%

Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020		3,510	3,599
1.750% due 01/15/2028		30,589	31,215
2.000% due 01/15/2026		36,695	39,055
2.125% due 02/15/2040		5,970	6,342
2.375% due 01/15/2025		29,124	32,482
2.375% due 01/15/2027		1,952	2,174
2.500% due 01/15/2029 (h)		28,931	32,918
3.625% due 04/15/2028		4,868	6,299
3.875% due 04/15/2029		13,305	17,885

U.S. Treasury Notes
0.500% due 10/15/2013		20,100	19,879
0.500% due 11/15/2013		17,000	16,784
0.750% due 08/15/2013		5,700	5,689
0.750% due 09/15/2013		8,900	8,873
0.750% due 12/15/2013 (g)		26,600	26,415
1.000% due 07/15/2013		3,700	3,719
1.125% due 06/15/2013		8,400	8,470
1.375% due 11/30/2015		22,800	22,161
1.875% due 06/30/2015 (e)(h)		176,700	177,432
2.125% due 11/30/2014		12,800	13,114
2.125% due 05/31/2015 (h)		149,200	151,602
2.500% due 04/30/2015		47,200	48,804

Total U.S. Treasury Obligations (Cost $681,176)			674,911

MORTGAGE-BACKED SECURITIES 6.2%

American Home Mortgage Investment Trust
2.261% due 02/25/2045		1,801	1,616

Arkle Master Issuer PLC
0.374% due 02/17/2052		112,000	110,932

Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	4,100	5,474
2.403% due 05/16/2047		11,300	15,049

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049		$11,600	12,119
5.740% due 05/10/2045		6,400	7,015
5.742% due 02/10/2051		3,200	3,414

Banc of America Funding Corp.
2.861% due 05/25/2035		2,832	2,762

Banc of America Large Loan, Inc.
2.010% due 11/15/2015		2,094	1,870

Banc of America Mortgage Securities, Inc.
2.959% due 05/25/2033		3,155	3,085
6.500% due 10/25/2031		390	394
6.500% due 09/25/2033		187	194

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.850% due 04/25/2033	$452	$440
2.926% due 01/25/2034	1,127	1,120
2.960% due 07/25/2034	2,360	1,801
3.102% due 02/25/2033	75	70
3.106% due 11/25/2034	6,568	5,591
3.516% due 11/25/2030	3	3
3.609% due 11/25/2034	1,680	1,655
4.995% due 01/25/2035	1,635	1,534
5.668% due 02/25/2033	78	78

Bear Stearns Alt-A Trust
2.875% due 05/25/2035	4,237	3,324
2.955% due 09/25/2035	2,585	1,981

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	1,028
5.471% due 01/12/2045	2,800	2,993
5.700% due 06/13/2050	9,400	9,811
5.703% due 06/11/2050	8,600	9,145

Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	5,220	3,427
5.339% due 12/26/2046	3,027	2,132

Citigroup Mortgage Loan Trust, Inc.
2.680% due 12/25/2035	1,033	994
5.113% due 05/25/2035	4,339	4,132

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	3,114

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	5,118

Countrywide Alternative Loan Trust
0.441% due 05/25/2047	3,960	2,306

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	7,386	6,438
3.017% due 02/20/2036	1,260	1,011
3.121% due 11/25/2034	4,277	3,476
5.750% due 05/25/2033	49	49

Credit Suisse First Boston Mortgage Securities Corp.
4.857% due 06/25/2032	21	19

Credit Suisse Mortgage Capital Certificates
5.659% due 03/15/2039	900	947

Extended Stay America Trust
2.950% due 11/05/2027	26,557	26,149

First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035	132	98

First Horizon Asset Securities, Inc.
2.880% due 10/25/2035	8,473	6,937

First Nationwide Trust
6.750% due 08/21/2031	5	5

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	1,314	1,219
0.341% due 01/25/2047	1,453	1,392

Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	2,664	2,297

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	400	423
5.317% due 06/10/2036	915	988
5.444% due 03/10/2039	4,400	4,642

GS Mortgage Securities Corp. II
0.356% due 03/06/2020	7,049	6,879
5.396% due 08/10/2038	905	973

GSR Mortgage Loan Trust
2.825% due 09/25/2035	12,259	11,759
5.193% due 11/25/2035	4,701	4,590

Harborview Mortgage Loan Trust
0.451% due 01/19/2038	9,701	6,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.481% due 05/19/2035	$899	$591
2.960% due 07/19/2035	3,666	2,931

Indymac ARM Trust
1.959% due 01/25/2032	3	2

JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	12,600	12,007
4.158% due 01/12/2039	6,077	6,198
5.336% due 05/15/2047	6,800	7,068
5.420% due 01/15/2049	20,956	21,829
5.882% due 02/15/2051	2,300	2,439

JPMorgan Mortgage Trust
2.992% due 08/25/2034	20,316	19,043
5.036% due 02/25/2035	2,419	2,428
5.750% due 01/25/2036	2,938	2,664

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	5,500	5,617

Merrill Lynch Floating Trust
0.802% due 07/09/2021	12,197	11,782

Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	3,443	2,665

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	112	112

MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	651	556
1.254% due 10/25/2035	1,264	1,100
2.340% due 04/25/2035	14,827	13,703

Morgan Stanley Capital I
0.321% due 10/15/2020	1,571	1,511
5.610% due 04/15/2049	13,943	14,293
5.809% due 12/12/2049	600	642
5.879% due 06/11/2049	3,100	3,324

Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	2,200	2,356

Prime Mortgage Trust
0.661% due 02/25/2019	60	58
0.661% due 02/25/2034	481	439

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	356	366

Sovereign Commercial Mortgage Securities Trust
5.811% due 07/22/2030	1,148	1,187

Structured Adjustable Rate Mortgage Loan Trust
5.481% due 07/25/2035	1,034	931

Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035	5,502	5,153
0.921% due 09/19/2032	106	94

Structured Asset Securities Corp.
2.308% due 07/25/2032	9	7
2.679% due 02/25/2032	14	13

SunTrust Adjustable Rate Mortgage Loan Trust
5.834% due 02/25/2037	11,086	8,645

Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	2,593	2,559

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	7,912	7,405
0.351% due 09/15/2021	13,716	13,369
5.308% due 11/15/2048	2,000	2,125

WaMu Mortgage Pass-Through Certificates
0.551% due 10/25/2045	965	821
1.528% due 11/25/2042	440	392
1.728% due 08/25/2042	1,142	1,038

Wells Fargo Mortgage-Backed Securities Trust
3.425% due 03/25/2036	4,977	4,426
4.911% due 01/25/2035	4,218	4,257
4.967% due 12/25/2034	2,886	2,834

Total Mortgage-Backed Securities (Cost $503,767)		503,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.6%

ACE Securities Corp.
0.311% due 12/25/2036		$378	$363

Ally Auto Receivables Trust
1.320% due 03/15/2012		2,284	2,287

Amortizing Residential Collateral Trust
0.531% due 06/25/2032		198	172

Asset-Backed Funding Certificates
0.321% due 01/25/2037		259	256

Ballyrock CDO Ltd.
0.814% due 11/20/2015		3,359	3,280

Bear Stearns Asset-Backed Securities Trust
0.341% due 10/25/2036		497	466
0.351% due 06/25/2047		1,182	1,138

Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		136	135
0.311% due 05/25/2047		212	211

Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		565	498

EMC Mortgage Loan Trust
0.631% due 05/25/2040		395	321

First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		689	683

Fremont Home Loan Trust
0.321% due 01/25/2037		578	532

HSBC Home Equity Loan Trust
0.551% due 01/20/2034		5,054	4,616

HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036		208	205

JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047		2,558	2,002

Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		156	129

MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		25	24

Morgan Stanley ABS Capital I
0.301% due 10/25/2036		77	77

Nelnet Student Loan Trust
0.363% due 12/22/2016		3,024	3,018

Park Place Securities, Inc.
0.573% due 10/25/2034		620	611

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		24,000	23,918

Securitized Asset-Backed Receivables LLC Trust
0.391% due 05/25/2037		2,960	2,361

SLM Student Loan Trust
0.288% due 10/25/2016		899	899
2.910% due 12/16/2019		1,900	1,902

Structured Asset Securities Corp.
0.311% due 10/25/2036		358	356
0.551% due 01/25/2033		55	51

Total Asset-Backed Securities (Cost $52,476)			50,511

SOVEREIGN ISSUES 2.9%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	3,012

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	258	153
10.000% due 01/01/2017		5,200	2,872

See Accompanying Notes	Annual Report	December 31, 2010	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government International Bond
2.000% due 12/01/2014	CAD	33,900	$33,856
2.500% due 09/01/2013		18,300	18,702
3.000% due 12/01/2015		2,400	2,479
4.500% due 06/01/2015		4,900	5,383

Canada Housing Trust No. 1
2.750% due 12/15/2015		10,800	10,897
3.350% due 12/15/2020		5,400	5,367

Export-Import Bank of China
4.875% due 07/21/2015		$900	969

Export-Import Bank of Korea
4.000% due 01/29/2021		5,500	5,159
4.125% due 09/09/2015		12,000	12,221
5.125% due 06/29/2020		3,600	3,721
5.875% due 01/14/2015		29,900	32,438
8.125% due 01/21/2014		5,000	5,727

Korea Development Bank
8.000% due 01/23/2014		3,000	3,427

Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,298

Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,122

Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	32,320
6.050% due 01/11/2040		$4,200	4,315

Panama Government International Bond
7.250% due 03/15/2015		1,600	1,856

Province of Ontario Canada
1.875% due 09/15/2015		2,500	2,436
4.200% due 03/08/2018	CAD	1,100	1,164
4.200% due 06/02/2020		8,700	9,027
4.300% due 03/08/2017		3,600	3,855
4.400% due 06/02/2019		8,000	8,488
4.600% due 06/02/2039		3,900	4,080
4.700% due 06/02/2037		6,300	6,654
5.500% due 06/02/2018		2,300	2,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Quebec Canada
4.500% due 12/01/2016	$300	$325
4.500% due 12/01/2020	300	317

Societe Financement de l'Economie Francaise
0.489% due 07/16/2012	5,000	5,014

South Africa Government International Bond
5.875% due 05/30/2022	500	544

Total Sovereign Issues (Cost $226,451)		233,818

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

CONSUMER DISCRETIONARY 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032	316,000	2,575

Total Convertible Preferred Securities (Cost $987)		2,575

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Citigroup, Inc.
6.150% due 03/06/2032	203,996	2,662

DG Funding Trust
0.681% due 03/06/2032	1,239	9,459

Total Preferred Securities (Cost $15,934)		12,121

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 26.5%

CERTIFICATES OF DEPOSIT 1.0%

Bank of Nova Scotia
0.589% due 10/18/2012	$24,400	24,435

Itau Unibanco S.A.
1.300% due 03/14/2011	17,800	17,839

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.450% due 06/13/2011	$17,700	$17,792
1.700% due 09/12/2011	17,800	17,945

		78,011

CORPORATE BONDS & NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	10,200	9,942

REPURCHASE AGREEMENTS 0.5%

Barclays Capital, Inc.
0.250% due 01/03/2011	40,000	40,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $41,067. Repurchase proceeds are $40,000.)

U.S. TREASURY BILLS 0.6%
0.175% due 01/06/2011 - 06/23/2011 (b)(e)(f)	44,000	43,973

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 24.3%
	196,464,244	1,967,786

Total Short-Term Instruments (Cost $2,139,356)		2,139,712

Total Investments 122.4% (Cost $9,776,654)		$9,897,981

Written Options (j) (0.4%) (Premiums $23,283)		(34,595)

Other Assets and Liabilities (Net) (22.0%)		(1,777,031)

Net Assets 100.0%		$8,086,355

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $17,251 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $29,572 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $126,586 at a weighted average interest rate of 0.047%. On December 31, 2010, securities valued at $24,826 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $21,556 and cash of $1 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	1,429	$(142)
90-Day Eurodollar December Futures	Long	12/2012	1,045	(1,754)
90-Day Eurodollar June Futures	Long	06/2011	3,117	1,105
90-Day Eurodollar June Futures	Long	06/2012	1,844	(1,310)
90-Day Eurodollar June Futures	Long	06/2013	92	(159)
90-Day Eurodollar March Futures	Long	03/2011	5,980	1,373
90-Day Eurodollar March Futures	Long	03/2012	2,197	(777)
90-Day Eurodollar March Futures	Long	03/2013	717	(1,342)
90-Day Eurodollar September Futures	Long	09/2011	1,210	452
90-Day Eurodollar September Futures	Long	09/2012	1,737	(2,710)
90-Day Eurodollar September Futures	Long	09/2013	345	(778)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	6,747	3,783
U.S. Treasury 5-Year Note March Futures	Long	03/2011	504	(808)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	126	(51)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	126	$(108)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	126	(80)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	125	(137)

				$(3,443)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.143%	$	5,300	$(29)	$(94)	$65
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.780%		3,900	7	0	7
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	1.143%		2,600	(14)	(46)	32
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	1.143%		2,600	(14)	(47)	33
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%		1,000	(1)	(14)	13
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%		2,300	(6)	(20)	14
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.061%		700	(1)	(6)	5
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%		1,000	(3)	(16)	13
Brazil Government International Bond	CSFB	1.000%	06/20/2015	1.033%		8,200	(8)	(209)	201
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.061%		5,500	(13)	(69)	56
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%		6,600	(6)	(70)	64
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%		900	(1)	(12)	11
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%		3,300	(8)	(33)	25
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%		10,900	(12)	(120)	108
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		3,300	(8)	(34)	26
Brazil Government International Bond	MSC	1.000%	06/20/2015	1.033%		1,500	(1)	(14)	13
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%		700	(2)	(7)	5
China Government International Bond	CSFB	1.000%	03/20/2015	0.578%		5,000	89	24	65
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%		1,000	1	(6)	7
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%		500	0	(3)	3
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%		1,100	2	(6)	8
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%		2,500	4	(14)	18
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	1.937%		500	57	(11)	68
France Government Bond	BCLY	0.250%	03/20/2016	1.087%		2,200	(90)	(82)	(8)
France Government Bond	CITI	0.250%	03/20/2015	0.968%		2,000	(58)	(32)	(26)
France Government Bond	GSC	0.250%	03/20/2015	0.968%		2,200	(64)	(38)	(26)
France Government Bond	GSC	0.250%	12/20/2015	1.062%		1,000	(38)	(20)	(18)
France Government Bond	RBS	0.250%	03/20/2015	0.968%		1,900	(55)	(32)	(23)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		2,100	(80)	(42)	(38)
France Government Bond	UBS	0.250%	09/20/2015	1.034%		5,000	(175)	(132)	(43)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.520%		2,000	69	106	(37)
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.520%		2,000	47	(97)	144
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.111%		5,000	437	0	437
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%		1,600	12	0	12
General Electric Capital Corp.	DUB	5.000%	09/20/2011	0.520%		2,800	97	152	(55)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.079%		11,100	1,206	0	1,206
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.520%		10,000	232	(500)	732
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.520%		1,000	4	(15)	19
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.219%		1,100	(10)	(26)	16
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%		1,200	18	17	1
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%		100	2	1	1
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		5,700	86	139	(53)
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%		2,400	41	28	13
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.817%		1,700	3	(3)	6
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%		7,500	(181)	(492)	311
MetLife, Inc.	BOA	1.000%	12/20/2015	1.605%		18,100	(499)	(865)	366
MetLife, Inc.	CITI	1.000%	06/20/2011	0.548%		2,000	6	(30)	36
MetLife, Inc.	CITI	1.000%	12/20/2015	1.605%		6,900	(191)	(251)	60
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.017%		5,500	(2)	(124)	122
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.080%		400	(2)	(6)	4
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.017%		3,600	(1)	(83)	82
Mexico Government International Bond	CITI	1.000%	09/20/2015	1.080%		1,200	(4)	(18)	14
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.133%		1,200	(9)	0	(9)
Mexico Government International Bond	RBS	1.000%	09/20/2015	1.080%		5,400	(18)	(63)	45
Mexico Government International Bond	UBS	1.000%	09/20/2015	1.080%		600	(2)	(9)	7
Panama Government International Bond	JPM	0.730%	01/20/2012	0.533%		1,000	5	0	5
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.398%		9,000	(164)	(263)	99
SLM Corp.	BCLY	5.000%	12/20/2013	2.118%		1,700	143	(230)	373
SLM Corp.	CITI	5.000%	12/20/2013	2.118%		2,700	227	(385)	612
U.S. Treasury Notes	UBS	0.250%	09/20/2015	0.384%	EUR	26,600	(213)	(398)	185
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.616%	$	600	9	4	5
United Kingdom Gilt	CSFB	1.000%	03/20/2015	0.637%		9,700	148	23	125
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%		2,800	43	20	23

See Accompanying Notes	Annual Report	December 31, 2010	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%	$	2,100	$30	$49	$(19)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%		600	9	4	5
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%		10,700	163	47	116
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%		900	14	7	7
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%		31,100	540	120	420
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.391%		4,500	15	30	(15)
Wells Fargo & Co.	DUB	1.520%	03/20/2013	0.588%		2,700	57	0	57

							$1,840	$(4,316)	$6,156

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$309	$259	$50
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		66,000	8,471	8,422	49
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015		1,000	129	137	(8)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		19,100	2,484	2,313	171
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		400	51	50	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		29,200	3,748	3,487	261
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	385	345	40
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		11,000	1,412	1,288	124
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		18,500	2,561	2,416	145
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		7,200	996	977	19
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		23,100	3,196	3,118	78
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015		10,800	1,494	1,436	58
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		12,700	1,758	1,578	180
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		4,700	650	619	31
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		1,000	139	132	7
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		4,900	678	637	41
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		1,900	262	263	(1)
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012		14,155	61	0	61
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		4,815	21	0	21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		3,659	18	0	18
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		28,200	885	528	357
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		29,100	913	(202)	1,115
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		26,300	825	(392)	1,217
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		1,700	54	(8)	62
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		44,800	1,406	360	1,046
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		89,950	2,823	2,120	703
CDX.HY-15 5-Year Index	RBS	5.000%	12/20/2015		6,700	210	(46)	256
CDX.HY-15 5-Year Index	UBS	5.000%	12/20/2015		900	28	(9)	37
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012		20,100	398	0	398
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,600	91	0	91
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012		9,100	152	0	152
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012		35,590	476	0	476
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		23,341	287	0	287
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		1,832	20	0	20
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		4,051	46	0	46
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	42	0	42
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013		5,691	43	0	43
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015		15,300	112	8	104
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		165,600	1,217	(149)	1,366
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		35,300	260	(85)	345
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		50,300	370	(143)	513
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015		27,800	205	(52)	257
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		47,800	351	89	262
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		11,200	83	17	66
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015		22,800	168	126	42

						$40,288	$29,639	$10,649

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notiona[l] Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	23,400	$(241)	$(422)	$181
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		2,100	4	0	4
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		1,300	3	0	3
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		3,200	7	0	7
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		3,100	17	5	12
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		20,700	113	20	93
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		16,200	84	27	57
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		35,200	183	51	132
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		8,600	80	39	41
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		20,700	166	88	78
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		16,300	48	0	48
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		12,300	40	0	40
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		44,000	148	(20)	168
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		1,900	16	9	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	407	0	407
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		5,700	36	11	25
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	696	(160)	856
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	655	(12)	667
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	71	8	63
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	243	17	226
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		18,300	70	1	69
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		12,900	36	(9)	45
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		75,300	325	19	306
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		81,200	351	47	304
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		79,800	292	124	168
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		32,100	118	0	118
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		19,300	87	(28)	115
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		6,100	1	7	(6)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		6,800	2	7	(5)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		11,600	61	18	43
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		7,700	18	22	(4)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		5,600	38	14	24
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		60,500	489	192	297
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		87,500	718	(53)	771
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		36,100	358	169	189
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		31,700	239	69	170
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		35,400	312	123	189
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		52,900	600	80	520
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		29,500	13	(1)	14
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		6,500	30	29	1
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		6,100	42	0	42
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		13,000	110	(3)	113
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		6,200	59	17	42
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		75,100	1,022	155	867
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		39,600	556	59	497
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		32,800	514	228	286
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		37,800	467	0	467
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	88,800	(304)	21	(325)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC	$	53,000	(494)	3	(497)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		11,900	(91)	(51)	(40)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	50,300	670	0	670
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	86,000	283	38	245

							$9,768	$958	$8,810

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	12	$5	$0
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,598	685	912
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	12	6	45
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,598	995	674

				$1,691	$1,631

See Accompanying Notes	Annual Report	December 31, 2010	17

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	103,300	$212	$500
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		118,600	677	1,413
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		134,400	507	1,018
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		81,000	682	1,099
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,700	66	131
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		76,500	454	1,038
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		40,100	248	544
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		354,000	2,787	4,802
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,800	472	666
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		93,700	1,025	1,181
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		113,500	1,232	1,431
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	133
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		79,300	863	1,000
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		135,300	1,372	1,706
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		37,300	366	562
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		210,500	1,861	2,653
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		61,900	1,530	1,888
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		35,400	69	1
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		35,400	162	832
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		20,600	517	628
Call - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		89,100	185	2
Put - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		89,100	437	2,094
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		11,100	156	165
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		20,600	286	307
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		10,200	139	152
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		10,300	142	154
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		34,000	205	23
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		23,400	331	349

								$17,074	$26,472

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011	$	6,400	$13	$13
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		6,400	22	6
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011	EUR	1,000	3	2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2

							$46	$23

Straddle Options
Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	51,900	$274	$421
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		48,100	244	390
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		158,200	1,758	2,661
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		129,400	1,408	2,172

						$3,684	$5,644

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,700	$116	$134
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	32,900	293	328
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	14,800	191	150
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,900	37	51
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	15,400	151	162

						$788	$825

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2009	3,141	$1,553,600	EUR	10,300	$15,679
Sales	13,551	6,287,000		11,600	46,547
Closing Buys	(11,623)	(4,185,400)		(19,900)	(33,409)
Expirations	0	(188,100)		0	(1,502)
Exercised	(1,849)	(895,100)		0	(4,032)

Balance at 12/31/2010	3,220	$2,572,000	EUR	2,000	$23,283

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$50,000	$47,297	$47,766
Fannie Mae	6.000%	01/01/2041	42,000	45,533	45,655
Freddie Mac	3.500%	01/01/2041	6,000	5,665	5,720

				$98,495	$99,141

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,100	01/2011	BNP	$65	$0	$65
Buy		19,082	01/2011	CSFB	1,318	0	1,318
Sell		78	01/2011	CSFB	0	(2)	(2)
Buy	BRL	225,295	03/2011	HSBC	1,880	0	1,880
Buy		930	09/2011	BOA	31	0	31
Buy		930	09/2011	MSC	31	0	31
Sell	CAD	6,135	02/2011	BNP	0	(145)	(145)
Buy		5,522	02/2011	BOA	99	0	99
Buy		103,735	02/2011	DUB	1,242	0	1,242
Buy		1,834	02/2011	MSC	36	0	36
Buy		2,234	02/2011	RBC	53	0	53
Buy	CNY	22,116	11/2011	BCLY	15	(4)	11
Buy		30,198	11/2011	CITI	3	0	3
Buy		80,000	11/2011	HSBC	0	(77)	(77)
Buy		41,367	11/2011	JPM	0	(30)	(30)
Buy		15,011	11/2011	RBS	4	0	4
Buy		50,000	02/2012	BCLY	0	(38)	(38)
Sell	EUR	676	01/2011	BCLY	0	(18)	(18)
Sell		3,400	01/2011	BNP	0	(66)	(66)
Sell		3,883	01/2011	BOA	0	(81)	(81)
Buy		73,322	01/2011	CITI	0	(1,223)	(1,223)
Sell		95,344	01/2011	CITI	4,807	(96)	4,711
Sell		8,281	01/2011	CSFB	16	(29)	(13)
Sell		94,003	01/2011	DUB	5,064	0	5,064
Sell		10,456	01/2011	MSC	0	(214)	(214)
Sell		1,939	01/2011	RBC	0	(23)	(23)
Sell		600	01/2011	RBS	0	(4)	(4)
Sell		3,252	01/2011	UBS	0	(59)	(59)
Sell	GBP	3,516	03/2011	BCLY	4	0	4
Sell		3,515	03/2011	DUB	5	0	5
Sell		2,344	03/2011	RBS	12	0	12
Buy	IDR	10,388,090	04/2011	CITI	16	0	16
Buy		8,307,000	04/2011	JPM	17	0	17
Buy		13,695,000	04/2011	MSC	11	0	11
Buy		29,581,635	07/2011	BCLY	36	0	36
Buy		3,402,000	07/2011	BNP	11	0	11
Buy		63,012,100	07/2011	CITI	78	(13)	65
Buy		54,762,000	07/2011	HSBC	121	0	121
Buy		16,527,000	07/2011	JPM	3	0	3
Buy		3,024,000	07/2011	RBS	10	0	10
Buy		32,049,000	10/2011	DUB	0	(3)	(3)
Buy		67,658,000	10/2011	RBS	0	(41)	(41)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		112,000	01/2011	BCLY	0	(40)	(40)
Buy		186,468	01/2011	CITI	66	0	66
Buy		45,680	01/2011	JPM	21	0	21
Sell		161,000	01/2011	JPM	0	(77)	(77)
Buy		91,410	01/2011	MSC	43	0	43

See Accompanying Notes	Annual Report	December 31, 2010	19

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	INR	96,218	01/2011	RBS	$0	$(27)	$(27)
Buy		71,792	03/2011	BCLY	3	0	3
Buy		136,218	03/2011	RBS	29	(2)	27
Buy		112,000	05/2011	BCLY	40	0	40
Buy		83,610	05/2011	BOA	35	0	35
Buy		308,155	05/2011	JPM	106	0	106
Buy	JPY	173,570	01/2011	BCLY	54	0	54
Buy		629,395	01/2011	CITI	167	(2)	165
Buy		1,051,296	01/2011	CSFB	453	0	453
Sell		1,296,825	01/2011	GSC	0	(567)	(567)
Buy		126,720	01/2011	JPM	25	0	25
Buy		305,804	01/2011	MSC	26	0	26
Buy		285,131	01/2011	RBC	110	0	110
Sell		771,920	01/2011	RBC	0	(341)	(341)
Buy		62,803	01/2011	RBS	16	0	16
Sell		1,543,840	01/2011	RBS	0	(649)	(649)
Buy		507,474	01/2011	UBS	114	0	114
Buy	KRW	1,269,510	01/2011	CITI	22	0	22
Buy		4,817,688	01/2011	JPM	59	(2)	57
Sell		27,132,839	01/2011	JPM	0	(487)	(487)
Buy		21,045,641	01/2011	MSC	137	(39)	98
Buy		1,386,400	05/2011	BCLY	0	(12)	(12)
Buy		1,252,130	05/2011	BOA	7	0	7
Buy		9,178,920	05/2011	CITI	8	(55)	(47)
Buy		1,514,822	05/2011	GSC	1	(11)	(10)
Buy		2,074,500	05/2011	HSBC	14	(6)	8
Buy		38,568,249	05/2011	JPM	627	(35)	592
Buy		4,712,946	05/2011	MSC	0	(34)	(34)
Buy		1,859,000	05/2011	RBS	0	0	0
Buy		1,742,250	05/2011	UBS	40	0	40
Buy	MXN	257,946	02/2011	BCLY	1,180	0	1,180
Buy		15,099	02/2011	BOA	18	0	18
Buy		107,393	02/2011	CITI	85	(20)	65
Buy		6,367	02/2011	DUB	14	0	14
Buy		35,209	02/2011	JPM	43	(2)	41
Buy		363,083	02/2011	MSC	410	(14)	396
Buy		21,506	02/2011	UBS	35	0	35
Buy	MYR	11,640	02/2011	BCLY	53	0	53
Buy		4,080	02/2011	CITI	17	0	17
Buy		7,170	02/2011	DUB	32	0	32
Buy		3,410	02/2011	HSBC	14	0	14
Buy		11,097	02/2011	JPM	41	0	41
Buy		3,810	02/2011	RBS	14	0	14
Buy	PHP	94,112	02/2011	CITI	31	0	31
Buy		46,997	02/2011	JPM	14	0	14
Buy		33,984	04/2011	BCLY	0	(17)	(17)
Buy		52,800	04/2011	BOA	17	0	17
Buy		58,572	04/2011	CITI	5	(5)	0
Buy		58,688	04/2011	JPM	8	(5)	3
Buy		440,913	06/2011	BCLY	266	0	266
Buy		12,000	06/2011	BOA	0	(2)	(2)
Buy		217,890	06/2011	CITI	34	(20)	14
Buy		73,114	06/2011	DUB	11	(3)	8
Buy		32,205	06/2011	HSBC	7	0	7
Buy		242,509	06/2011	JPM	92	(4)	88
Buy		27,753	06/2011	RBS	0	(6)	(6)
Buy		284,948	11/2011	CITI	69	(7)	62
Buy		44,050	11/2011	DUB	14	0	14
Buy		57,096	11/2011	GSC	15	0	15
Buy		127,260	11/2011	JPM	37	(6)	31
Buy	SGD	4,862	01/2011	JPM	89	0	89
Sell		4,862	01/2011	RBS	0	(95)	(95)
Buy		642	02/2011	CITI	1	0	1
Buy		4,308	02/2011	HSBC	57	0	57
Buy		2,085	02/2011	MSC	25	0	25
Buy		1,322	03/2011	CITI	30	0	30
Buy		1,285	03/2011	GSC	2	0	2
Buy		7,080	03/2011	HSBC	117	0	117
Buy		2,583	03/2011	JPM	13	0	13
Buy		793	03/2011	MSC	18	0	18
Buy		1,029	06/2011	CITI	2	0	2
Buy		5,954	06/2011	DUB	71	0	71
Buy		7,129	06/2011	GSC	55	0	55
Buy		5,320	06/2011	JPM	45	0	45
Buy		4,862	06/2011	RBS	95	0	95

20	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TRY	6,070	01/2011	BCLY	$16	$(95)	$(79)
Buy		3,653	01/2011	CITI	0	(41)	(41)
Buy		755	01/2011	CSFB	0	(13)	(13)
Buy		11,527	01/2011	HSBC	18	(273)	(255)
Buy		9,564	01/2011	JPM	0	(223)	(223)
Buy		1,241	01/2011	MSC	2	0	2
Buy		1,243	01/2011	UBS	3	0	3
Buy	TWD	18,060	01/2011	DUB	40	0	40
Sell		55,355	01/2011	DUB	0	(56)	(56)
Buy		11,057	01/2011	JPM	30	0	30
Buy		17,020	01/2011	MSC	44	0	44
Buy		9,218	01/2011	UBS	26	0	26
Buy		31,019	04/2011	BOA	67	0	67
Buy		77,055	04/2011	DUB	128	0	128
Buy		31,829	04/2011	JPM	63	0	63
Buy	ZAR	7,284	01/2011	BCLY	102	0	102
Buy		133,132	01/2011	HSBC	1,130	0	1,130
Buy		16,348	01/2011	JPM	173	0	173
Buy		9,058	01/2011	MSC	70	0	70
Buy		9,757	04/2011	JPM	57	0	57
Buy		9,767	04/2011	MSC	59	0	59
Buy		8,362	09/2011	BCLY	125	0	125
Buy		4,559	09/2011	MSC	68	0	68
Buy		3,800	09/2011	UBS	57	0	57

					$22,705	$(5,459)	$17,246

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$25,649	$0	$25,649
Corporate Bonds & Notes
Banking & Finance	0	1,776,766	19,813	1,796,579
Industrials	0	520,485	591	521,076
Utilities	0	151,782	0	151,782
Convertible Bonds & Notes
Industrials	0	38,375	0	38,375
Municipal Bonds & Notes
California	0	106,765	0	106,765
Colorado	0	3,684	0	3,684
Connecticut	0	17,792	0	17,792
Florida	0	4,795	0	4,795
Illinois	0	11,586	0	11,586
Iowa	0	823	0	823
Nebraska	0	6,425	0	6,425
Nevada	0	4,011	0	4,011
New Jersey	0	44,581	0	44,581
New York	0	38,585	0	38,585
Ohio	0	8,865	0	8,865
Texas	0	30,883	0	30,883
U.S. Government Agencies	0	3,468,525	42	3,468,567
U.S. Treasury Obligations	0	674,911	0	674,911
Mortgage-Backed Securities	0	503,510	0	503,510
Asset-Backed Securities	0	23,313	27,198	50,511
Sovereign Issues	0	233,818	0	233,818
Convertible Preferred Securities
Consumer Discretionary	0	2,575	0	2,575
Preferred Securities
Banking & Finance	0	2,662	9,459	12,121

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Short-Term Instruments
Certificates of Deposit	$0	$78,011	$0	$78,011
Corporate Bonds & Notes	0	0	9,942	9,942
Repurchase Agreements	0	40,000	0	40,000
U.S. Treasury Bills	0	43,973	0	43,973
PIMCO Short-Term Floating NAV Portfolio	1,967,786	0	0	1,967,786
	$1,967,786	$7,863,150	$67,045	$9,897,981

Short Sales, at value	$0	$(99,141)	$0	$(99,141)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	17,184	0	17,184
Foreign Exchange Contracts	0	22,705	0	22,705
Interest Rate Contracts	6,713	9,687	0	16,400
	$6,713	$49,576	$0	$56,289

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(403)	0	(403)
Foreign Exchange Contracts	0	(5,459)	0	(5,459)
Interest Rate Contracts	(10,156)	(28,979)	(6,469)	(45,604)
	$(10,156)	$(34,841)	$(6,469)	$(51,466)

Totals	$1,964,343	$7,778,744	$60,576	$9,803,663

See Accompanying Notes	Annual Report	December 31, 2010	21

Schedule of Investments PIMCO Total Return Portfolio  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 12/31/2009	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$32,925	$16,870	$(34)	$(1)	$0	$3,549	$2,238	$(35,734)	$19,813	$(77)
Industrials	595	0	0	0	0	(4)	0	0	591	(4)
U.S. Government Agencies	46	0	(4)	0	0	0	0	0	42	0
Asset-Backed Securities	0	27,288	0	1	0	(91)	0	0	27,198	(91)
Preferred Securities
Banking & Finance	10,994	0	0	0	0	(1,535)	0	0	9,459	(1,535)
Short-Term Instruments
Corporate Bonds & Notes	0	9,942	0	4	0	(4)	0	0	9,942	(4)

	$44,560	$54,100	$(38)	$4	$0	$1,915	$2,238	$(35,734)	$67,045	$(1,711)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(4,472)	$0	$0	$(1,997)	$0	$0	$(6,469)	$(1,997)

Totals	$44,560	$54,100	$(4,510)	$4	$0	$(82)	$2,238	$(35,734)	$60,576	$(3,708)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable (2)	$4,273	$0	$0	$0	$0	$4,273
Unrealized appreciation on foreign currency contracts	0	22,705	0	0	0	22,705
Unrealized appreciation on swap agreements	9,687	0	17,184	0	0	26,871

	$13,960	$22,705	$17,184	$0	$0	$53,849

Liabilities:
Written options outstanding	$34,572	$0	$23	$0	$0	$34,595
Unrealized depreciation on foreign currency contracts	0	5,459	0	0	0	5,459
Unrealized depreciation on swap agreements	877	0	379	0	0	1,256

	$35,449	$5,459	$402	$0	$0	$41,310

22	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2010

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$155,067	$1,712	$15,841	$0	$0	$172,620
Net realized gain on foreign currency transactions	0	15,729	0	0	0	15,729

	$155,067	$17,441	$15,841	$0	$0	$188,349

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(13,309)	$(4)	$8,697	$0	$0	$(4,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	12,692	0	0	0	12,692

	$(13,309)	$12,688	$8,697	$0	$0	$8,076

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(3,443) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2010	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

24	PIMCO Variable Insurance Trust

December 31, 2010

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the

Annual Report	December 31, 2010	25

Notes to Financial Statements (Cont.)

time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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December 31, 2010

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Annual Report	December 31, 2010	27

Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to

28	PIMCO Variable Insurance Trust

December 31, 2010

reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2010 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The

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Notes to Financial Statements (Cont.)

Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  During the fiscal year ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. During the fiscal year ended December 31, 2010, the Trust was permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

30	PIMCO Variable Insurance Trust

December 31, 2010

(d) Portfolio Expenses The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. Prior to January 1, 2011, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2010, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$59,711	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 12/31/2009	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2010	Dividend Income
$1,505,402	$3,760,887	$(3,299,200)	$710	$(13)	$1,967,786	$6,487

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,778,840	$24,648,352	$5,556,315	$3,801,267

Annual Report	December 31, 2010	31

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,789	$100,305	11,866	$128,704
Administrative Class	236,850	2,659,174	227,626	2,454,875
Advisor Class	37,928	428,938	15,039	161,558
Issued as reinvestment of distributions
Institutional Class	1,389	15,471	1,544	16,694
Administrative Class	33,577	374,028	35,313	381,833
Advisor Class	2,227	24,785	1,142	12,380
Cost of shares redeemed
Institutional Class	(8,872)	(98,978)	(6,450)	(68,374)
Administrative Class	(129,418)	(1,456,314)	(141,746)	(1,508,380)
Advisor Class	(8,087)	(91,444)	(4,441)	(47,668)
Net increase resulting from Portfolio share transactions	174,383	$1,955,965	139,893	$1,531,622

As of December 31, 2010, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Shares Outstanding
Institutional Class	5	95
Administrative Class	6	59
Advisor Class	6	75

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2010, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral (3)
$ 162,913	$66,976	$129,500		$(10,936)	$—	$ (21,077)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for difference between book and tax realized and unrealized gain on swap contracts, contingent payment debt instruments, and passive foreign investment companies.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses realized during the period November 1, 2010 through December 31, 2010, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO Variable Insurance Trust

December 31, 2010

As of December 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (4)
$9,783,287	$204,877		$(90,183)	$114,694

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, contingent payment debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2010 and December 31, 2009, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2010	$400,288	$13,999	$—
12/31/2009	$334,885	$99,878	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

During the fiscal year ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Annual Report	December 31, 2010	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, underlying funds’ transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2011

34	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
GTD	Guaranteed	NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

Annual Report	December 31, 2010	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

0.18%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO Variable Insurance Trust

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2010	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	141	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	141	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	137	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	137	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO Variable Insurance Trust

(Unaudited)

December 31, 2010

Name, Year of Birth and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2010	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 16-17, 2010, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2011. The Board also considered and approved for an additional one-year term through August 31, 2011, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2011.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 16-17, 2010 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2010 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers. The Trustees also considered new services or service enhancements PIMCO has implemented since the Agreements were last renewed in 2009, including a “Pricing Portal” to streamline and automate certain pricing functions; a quality management system; security fair valuation enhancements required by FAS 157; additional money market fund oversight and reporting; improved review of Boston Financial Data Service’s large trade processing; and web-hosting of prospectuses and other regulatory documents.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters

40	PIMCO Variable Insurance Trust

(Unaudited)

relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2010 and other performance data, as available, for the period ended June 30, 2010 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2010 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 16-17, 2010 meeting.

The Board noted that 75% of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods (based on the performance of the Administrative Class). The Board also noted that as of May 31, 2010, 79% of the Portfolios outperformed their Lipper category median in the one-year period, 100% of the Portfolios outperformed their Lipper category median over the three-year period and 92% of the Portfolios outperformed their Lipper category median over the five-year period (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relative Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to differences in each class’s different distribution and servicing expenses. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

Although certain Portfolios had underperformed in comparison to their respective benchmark indexes during the recent liquidity crisis, the Board noted that many of the Portfolios experienced significant performance recoveries during the 12-month period ended May 31, 2010. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $13.5 billion as of June 30, 2010.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services

Annual Report	December 31, 2010	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of 11 out of 14 Portfolios fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders by offering enhanced or additional services. The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

42	PIMCO Variable Insurance Trust

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

PIMCO

PVITA71_123110

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the Registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2010	$481,515
	December 31, 2009	$444,620

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2010	$4,500
	December 31, 2009	$4,500

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2010	$—
	December 31, 2009	$—

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2010	$—
	December 31, 2009	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2010	December 31, 2009
	PIMCO Variable Insurance Trust	$4,500	$4,500
	Pacific Investment Management Company LLC (“PIMCO”)	$2,243,263	1,266,510
	Allianz Global Investors Fund Management LLC	$851,470	794,570
	Allianz Global Investors of America L.P.	$2,945,767	$2,075,360

	Totals	$6,045,000	$4,140,940

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy; Ronald C. Parker

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	March 2, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 2, 2011